UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CM LIFE SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Not applicable

(2)	Aggregate number of securities to which transaction applies:

Not applicable

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Not applicable

(4)	Proposed maximum aggregate value of transaction:

$2,837,595,123.44

(5)	Total fee paid:

$309,582 [1]

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

_____________
1.Calculated pursuant to Section 6(b) of the Securities Act at a rate equal to $109.10 per $1,000,000 of the proposed maximum aggregate offering price.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MAY 6, 2021
CM LIFE SCIENCES, INC.
c/p Corvex Management
667 Madison Avenue
New York, New York
Dear Stockholder of CM Life Sciences, Inc.:
You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of CM Life Sciences, Inc. (“we,” “us”, “our”, “CMLS” or the “Company”) to be held on [    ], 2021 at [      ]Eastern time. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting https://www.cstproxy.com/CMLS/sm2021 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement.
On February 9, 2021, the Company and its wholly owned subsidiary, S-IV Sub, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger with Mount Sinai Genomics, Inc. d/b/a Sema4 (“Sema4”) (the “Merger Agreement”). If the Merger Agreement is approved by Company stockholders at the Special Meeting (and all other conditions pursuant to the Merger Agreement are either satisfied or waived) Merger Sub will merge with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company. Upon the consummation of the transactions contemplated by the Merger Agreement (the “Business Combination”), the Company will change its name to [            ]. As described in this proxy statement, CMLS’s stockholders are being asked to consider and vote upon, among other things, the Business Combination and the other proposals set forth herein. For ease of reference, certain capitalized terms used in this proxy statement are defined below in “Frequently Used Terms”.
Subject to the terms and conditions of the Merger Agreement, each share of Sema4 Class B common stock issued and outstanding immediately prior to the effective time will be converted into 1/100th of a share of Sema4 Class A common stock as set forth in the Merger Agreement. Immediately thereafter, each share of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) issued and outstanding immediately prior to the effective time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the merger consideration, with each Sema4 Stockholder being entitled to receive (collectively, clauses (i) through (iii), the “merger consideration”) (i) its pro rata share of the Closing Available Cash (as defined in the Merger Agreement) if such Sema4 Stockholder has made an election to receive cash, and, if so elected, such Sema4 Stockholder’s pro rata share excess amount of any closing available excess cash, provided that in no event will a Sema4 Stockholder’s cash payment exceed an amount equal to the product of such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount; (ii) a number of shares of Company Class A common stock equal to the quotient of: (A)(1) the product of such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount minus (2) such Sema4 Stockholder’s stockholder cash payment amount divided by (B) $10.00; and (iii) its pro rata share of any earn out shares to which such Sema4 Stockholder is entitled pursuant to the terms of the Merger Agreement (the “Earnout”), including the Earnout RSUs, which Earnout RSUs are subject to vesting and will not be legally issued and outstanding shares of Company common stock at the closing of the Business Combination (the “Closing”), in each case of clauses (i), (ii) and (iii), without interest, upon surrender of stock certificates representing all of such Sema4 Stockholder’s Sema4 Common Stock and Sema4 Preferred Stock and delivery of the other documents required pursuant to the Merger Agreement. As of the effective time, each Sema4 Stockholder shall cease to have any other rights in and to Sema4 securities and each certificate relating to ownership of shares of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares) will only represent the right to receive the applicable portion of the merger consideration.
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Following the Closing, within five Business Days (as defined in the Merger Agreement) after the occurrence of a Triggering Event, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares and Excluded Shares) and the Earn-Out Service Providers, the following shares of Company Class A common stock (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Company Class A common stock occurring on or after the Closing, the “Earn-Out Shares”), upon the terms and subject to the conditions set forth in the Merger Agreement and other related agreements: (i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares; (ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and (iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares. Upon the last day of any calendar year, the Company shall issue or cause to be issued to each Sema4 Stockholder (other than holders of Dissenting Shares) and Earn-Out Service Provider (in accordance with its respective Earn-Out Pro Rata Share and, in the case of the Earn-Out Service Providers, in accordance with the terms of the applicable Earn-Out Award Agreement) the Earn-Out Shares that (i) are in the Forfeiture Pool as in effect as of such date and (ii) would have been issuable to Sema4 Stockholders pursuant to the Merger Agreement as a result of the occurrence of a Triggering Event had they not been made subject to an award of Earnout RSUs.
Sema4 Stockholders and the Earn-Out Service Providers shall be entitled to receive Earn-Out Shares upon each Triggering Event, provided, however that each Triggering Event may only occur once, if at all, and in no event shall the Sema4 Stockholders and Earn-Out Service Providers, in the aggregate, be entitled to receive an aggregate number of Earn-Out Shares equal to more than 11% of the Earn-Out Total Outstanding Shares. Earn-Out Shares will be issued from the Forfeiture Pool only if the applicable Triggering event occurs.
Upon the Closing, the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of Company common stock. The foregoing percentage excludes 29,367,501 options for the purchase of 29,367,501 shares of Company common stock, which are authorized and subject to stock options but will not yet be issued at closing, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.” Any cash not paid to Sema4 Stockholders as merger consideration under the terms of the Merger Agreement will remain on the balance sheet of the combined company and be available for the payment of transaction expenses and other combined company uses.
In connection with the Business Combination, the Company entered into subscription agreements, each dated as of February 9, 2021 (the “Subscription Agreements”), with certain institutional investors, including affiliates of our Sponsor and existing investors in Sema4 (collectively, the “PIPE Investors”), pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the Closing, an aggregate of 35,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $350,000,000.
The Company and Sema4 cannot complete the Business Combination unless the Company’s stockholders approve the Business Combination, including the issuance of common stock to Sema4 equity holders as merger consideration, and certain of the other proposals contained herein. The Company is sending you this proxy statement to ask you to vote in favor of the Business Combination Proposal, as described below, and the other matters described in this proxy statement.
At the Special Meeting, Company stockholders will be asked to consider and vote upon a proposal (the “Business Combination Proposal” or “Proposal No. 1”) to adopt the Merger Agreement, a copy of which is attached to the accompanying proxy statement as Annex A, and approve the transactions contemplated thereby, including the Business Combination. In addition, you are being asked to consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq Stock Market (the “Nasdaq”) listing rules, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination and the Subscription Agreements, including up to 138,521,802 shares of common stock to the Sema4 equity holders in the Business Combination and 35,000,000 shares of common stock to the PIPE Investors (the “Nasdaq Stock Issuance
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Proposal” or “Proposal No. 2”); a proposal to adopt the Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”); a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation, presented in accordance with SEC requirements and which will be voted upon on a non-binding advisory basis (the “Governance Proposal” or “Proposal No. 4”); a proposal to approve the [            ] 2021 Equity Incentive Plan (the “Incentive Plan”) (the “Incentive Plan Proposal” or “Proposal No. 5”); a proposal to approve the [            ] 2021 Employee Stock Purchase Plan (the “ESPP”) (the “ESPP Proposal” or “Proposal No. 6”); a proposal to consider and vote upon a proposal to elect [____] directors to serve on the post-combination company’s board of directors, each for a three-year term, or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; alternatively, in the event the condition precedent proposals (as defined herein), including the Charter Approval Proposal, are not approved, to elect two directors as Class I directors on the Company’s board of directors, each to serve for a term of three years expiring at the annual meeting of stockholders to be held in 2024 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal (the “Director Election Proposal” or “Proposal No. 7”); a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal (the “Adjournment Proposal” or “Proposal No. 8”); and the ratification of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Auditor Ratification Proposal” or “Proposal No. 9”).
Each of these proposals is more fully described in this proxy statement, which each stockholder is encouraged to carefully read.
Pursuant to our current certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the Closing, shares of common stock for cash equal to the pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the trust account (the “Trust Account”) that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes), subject to certain limitations. For illustrative purposes, based on the balance of the Trust Account of approximately $442 million as of January 29, 2021, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000, following payment of the aggregate amount of cash proceeds that will be required to satisfy any redemptions and payment of all Company and Sema4 transaction expenses.
Each redemption of shares of common stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that Sema4’s obligation to consummate the Business Combination is subject to the condition that that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000, following payment of the aggregate amount of cash proceeds that will be required to satisfy any redemptions and payment of all Company and Sema4 transaction expenses. This condition to closing in the Merger Agreement is for the sole benefit of, and may be waived by, Sema4. If, as a result of redemptions of common stock by our public stockholders, this condition is not met (or waived by Sema4), then Sema4 may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our common stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the
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information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of common stock.
Our Sponsor and the Company’s officers and directors at the time of our IPO (together, our “Initial Stockholders”) have agreed to vote their shares of common stock in favor of the Business Combination. Currently, our Initial Stockholders own approximately 20% of our issued and outstanding shares of common stock. In addition, our Initial Stockholders have agreed to waive their redemption rights with respect to such shares.
We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting, the Business Combination and other related business to be considered by the Company’s stockholders at the Special Meeting is included in this proxy statement. Whether or not you plan to attend the Special Meeting, we urge all Company stockholders to read this proxy statement, including the Annexes and the accompanying financial statements of the Company and Sema4, carefully and in their entirety. In particular, we urge you to carefully read the section entitled “Risk Factors” of this proxy statement.
After careful consideration, our Board has approved the Merger Agreement and the transactions contemplated therein, and recommends that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other proposals presented to our stockholders in the accompanying proxy statement. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Business Combination” for additional information.
Approval of each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal require the affirmative vote of a majority of the votes cast at the Special Meeting. Approval of the Charter Approval Proposal requires the affirmative vote of a majority of the outstanding shares of our common stock.
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. Even if you have voted by proxy, you may still vote during the Special Meeting by visiting https://www.cstproxy.com/CMLS/sm2021 with your 12-digit control number assigned by Continental Stock Transfer & Trust Company included on your proxy card or obtained from them via email. The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal and the Incentive Plan Proposal are approved at the Special Meeting. The proposals in this proxy statement (other than the Governance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote at the Special Meeting, you may revoke your proxy and vote at the Special Meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR
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SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
On behalf of our Board, I would like to thank you for your support of CM Life Sciences, Inc. and look forward to a successful completion of the Business Combination.

By Order of the Board of Directors,
[ ], 2021

Eli Casdin

Chief Executive Officer
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.
This proxy statement is dated [             ] , 2021 and is expected to be first mailed to Company stockholders on or about  [              ] , 2021.
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NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS OF CM LIFE SCIENCES, INC.
TO BE HELD                       , 2021
To the Stockholders of CM Life Sciences, Inc.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of CM Life Sciences, Inc., a Delaware corporation (the “Company”), will be held on [            ] , 2021 at [            ] Eastern time (the “Special Meeting”). In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting https://www.cstproxy.com/CMLS/sm2021 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement.
At the Special Meeting, you will be asked to consider and vote on proposals to:
1.Proposal No. 1 — The Business Combination Proposal — To approve and adopt the Agreement and Plan of Merger, dated as of February 9, 2021 as amended by the Amendment to Agreement and Plan of Merger dated May 3, 2021 (as it may be further amended and/or restated from time to time, the “Merger Agreement”) by and among the Company, its wholly owned subsidiary S-IV Sub, Inc. (“Merger Sub”), and Mount Sinai Genomics, Inc. (“Sema4”), a copy of which is attached to this proxy statement as Annex A, and approve the transactions contemplated thereby (the “Business Combination”), including the merger of Merger Sub with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company, and the issuance of common stock to Sema4 equity holders as merger consideration;
2.Proposal No. 2 — The Nasdaq Stock Issuance Proposal — To approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market (the “Nasdaq”), the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination and Subscription Agreements, including up to 35,000,000 shares of our common stock to the PIPE Investors, which includes affiliates of CMLS Holdings LLC (our “Sponsor”) that subscribed for 9,500,000 shares of common stock, and up to 138,521,802 shares of our common stock to Sema4 equity holders;
3.Proposal No. 3 — The Charter Approval Proposal— To adopt the proposed Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) in the form attached hereto as Annex B;
4.Proposal No. 4 — Governance Proposal— To approve, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with United States SEC requirements;
5.Proposal No. 5 — Incentive Plan Proposal — To approve the [            ] 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan;
6.Proposal No. 6 — ESPP Proposal — To approve the [            ] 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP;
7.Proposal No. 7 — The Director Election Proposal — To consider and vote upon a proposal to elect [            ] directors to serve on the post-combination company’s board of directors, each for a three-year term annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; alternatively, in the event the condition precedent proposals (as defined below), including the Charter Approval Proposal, are not approved, to elect two directors as Class I directors on the Company’s board of directors, each to serve for
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a term of three years expiring at the annual meeting of stockholders to be held in 2024 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal (the “Director Election Proposal”); and
8.Proposal No. 8 — Adjournment Proposal — To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal.
9.Proposal No. 9 --- Auditor Ratification Proposal --- The ratification of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
The above matters are more fully described in this proxy statement, which also includes, as Annex A, a copy of the Merger Agreement, and Annex B, a copy of the Amended and Restated Certificate of Incorporation. We urge you to carefully read this proxy statement in its entirety, including the Annexes and accompanying financial statements of the Company and Sema4.
The record date for the Special Meeting is [                         ] , 2021. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at https://www.cstproxy.com/CMLS/sm2021.
Pursuant to our current certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the Closing, shares of common stock for cash equal to the pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes), subject to certain limitations. For illustrative purposes, based on the balance of the Trust Account of approximately $442 million as of January 29, 2021, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000, following payment of the aggregate amount of cash proceeds that will be required to satisfy any redemptions and payment of all Company and Sema4 transaction expenses.
Our Initial Stockholders (as defined above), who own approximately 20% of our issued and outstanding shares of common stock, have agreed to vote their shares of common stock in favor of the Business Combination. In addition, our Initial Stockholders have agreed to waive their redemption rights with respect to such shares, which will be excluded from the pro rata calculation used to determine the per-share redemption price. Each redemption of shares of common stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that Sema4’s obligation to consummate the Business Combination is subject to the condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000, following payment of the aggregate amount of cash proceeds that will be required to satisfy any redemptions and payment of all Company and Sema4 transaction expenses. This condition to closing in the Merger Agreement is for the sole benefit of, and may be waived only by, Sema4. If, as a result of redemptions of common stock by our public
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stockholders, this condition is not met (or waived by Sema4), then Sema4 may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our common stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (such that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of common stock.
In connection with the Business Combination, the Company entered into the Subscription Agreements (as defined above) with the PIPE Investors, pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the Closing, an aggregate of 35,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $350,000,000.
A majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote must be present in person or by proxy to constitute a quorum for the transaction of business at the Special Meeting. The Board recommends that you vote “FOR” each of these proposals.

By Order of the Board of Directors,

Eli Casdin

Chief Executive Officer
New York, New York

[ ], 2021
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i

SUMMARY TERM SHEET
This summary term sheet, together with the sections entitled “Questions and Answers About the Proposals for Stockholders” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled “Frequently Used Terms.”
•CM Life Sciences, Inc., a Delaware corporation, which we refer to as “we,” “us,” “our,” “CMLS” or the “Company,” is a special purpose acquisition company (“SPAC”) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
•There are currently 55,343,750 shares of Class A and Class B common stock, par value $0.0001 per share, of the Company, issued and outstanding, consisting of (i) 44,275,000 public shares, and (ii) 11,068,750 Founder Shares held by our Initial Stockholders (each share of Sema4 Class B common stock issued and outstanding immediately prior to the effective time will be converted into 1/100th of a share of Sema4 Class A common stock as set forth in the Merger Agreement). There are currently no shares of Company preferred stock issued and outstanding. In addition, we have 14,758,333 public warrants to purchase common stock (originally sold as part of the units issued in our IPO) outstanding along with 7,236,667 private placement warrants issued to our Sponsor in a private placement concurrently with our IPO (which private placement warrants will be automatically cancelled immediately prior to Closing pursuant to the Sponsor Agreement). Each warrant entitles its holder to purchase one share of our Class A common stock at an exercise price of $11.50 per whole share, to be exercised only for a whole number of shares of our Class A common stock. The warrants will become exercisable 30 days after the completion of the Business Combination, and they expire five years after the completion of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding public warrants at a price of $0.01 per warrant, if the last reported sales price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which we give notice of such redemption and provided certain other conditions are met. For more information regarding the public warrants, please see the section entitled “Description of Securities.”
•Sema4 is a patient-centered, health intelligence company with a mission to use artificial intelligence, or AI, and machine learning to enable personalized medicine for all. By leveraging leading data scientists and technology, the company’s platform powers remarkable and unique insights that transform the practice of medicine including how disease is diagnosed, treated, and prevented.
•Today, Sema4 has established one of the largest, most comprehensive, and fastest growing integrated health information platforms, collecting and leveraging genomic and clinical data in partnership with patients, healthcare providers and an extensive ecosystem of life science industry contributors. Sema4 is now generating and processing over 30 petabytes of data per month, growing by almost 1 petabyte per month, and maintains a database that includes more than 11.5 million de-identified clinical records, many with genomic profiles, integrated in a way that enables physicians to proactively diagnose and manage disease. This expanding database is a virtuous cycle of data: new data enables Sema4 to further develop, train, and refine predictive models and drive differentiated insights, which models and insights Sema4 deploys through its next generation diagnostic and research solutions and portals to support clinicians and researchers and engage patients, all of which interactions generate more data to continue the cycle. For more information about Sema4, please see the sections entitled “Sema4’s Business,” “Sema4’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management after the Business Combination.”
•Subject to the terms and conditions of the Merger Agreement, each share of Sema4 Class B common stock issued and outstanding immediately prior to the effective time will be converted into 1/100th of a share of

Sema4 Class A common stock as set forth in the Merger Agreement. Immediately thereafter, each share of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the effective time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the merger consideration, with each Sema4 Stockholder being entitled to receive (collectively, clauses (i) through (iii), the “merger consideration”) (i) its pro rata share of the Closing Available Cash if such Sema4 Stockholder has made an election to receive cash, and, if further elected, such Sema4 Stockholder’s pro rata share excess amount of any closing available excess cash, provided that in no event will a Sema4 Stockholder’s cash payment exceed an amount equal to the product of such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount; (ii) a number of shares of Company Class A common stock equal to the quotient of: (A)(1) the product of (x) such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount minus (2) such Sema4 Stockholder’s stockholder cash payment amount divided by (B) $10.00; and (iii) its earn out pro rata share of any earn out shares to which such Sema4 Stockholder is entitled pursuant to the terms of the Merger Agreement (the “Earnout”), including the Earnout RSUs, which Earnout RSUs are subject to vesting and will not be legally issued and outstanding shares of Company common stock at the closing of the Business Combination (the “Closing”), in each case of clauses (i), (ii) and (iii), without interest, upon surrender of stock certificates representing all of such Sema4 Stockholder’s Sema4 Common Stock and Sema4 Preferred Stock and delivery of the other documents required pursuant to the Merger Agreement. As of the effective time, each Sema4 Stockholder shall cease to have any other rights in and to Sema4 and each certificate relating to ownership of shares of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares) will only represent the right to receive the applicable portion of the merger consideration.
Following the Closing, within five Business Days after the occurrence of a Triggering Event, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers, the following shares of Company Class A common stock (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Company Class A common stock occurring on or after the Closing, the “Earn-Out Shares”), upon the terms and subject to the conditions set forth in the Merger Agreement and other related agreements: (i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares; (ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and (iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares. Upon the last day of any calendar year, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers the Earn-Out Shares that are in the Forfeiture Pool as in effect as of such date and that would have been issuable to Sema4 Stockholders as a result of the occurrence of a Triggering Event had they not been made subject to an award of Earnout RSUs.
Sema4 Stockholders and the Earn-Out Service Providers shall be entitled to receive Earn-Out Shares upon each Triggering Event, provided, however that each Triggering Event may only occur once, if at all, and in no event shall the Sema4 Stockholders and Earn-Out Service Providers, in the aggregate, be entitled to receive more than an aggregate number of Earn-Out Shares equal to more than 11% of the Earn-Out Total Outstanding Shares. Earn-Out Shares will be issued from the Forfeiture Pool only if the applicable Triggering event occurs.
•The PIPE Investors, including certain stockholders of Sema4, have agreed to purchase 35,000,000 shares of common stock in the aggregate, for $350,000,000 of gross proceeds. In connection with the Business Combination, the Company entered into the Subscription Agreements with the PIPE Investors, including certain stockholders of Sema4 and certain affiliates of our Sponsor, pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the Closing, an aggregate of 35,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $350,000,000. The PIPE Investors may assign their commitments under the Subscription Agreements to purchase shares of our common stock to one or more of our affiliates.
It is anticipated that, upon completion of the Business Combination: (i) the Company’s public stockholders (other than the PIPE Investors) will retain an ownership interest of approximately 19.3% in the post-combination company; (ii) the PIPE Investors will own approximately 12.7% (excluding certain PIPE Investors, who owned shares pre-transaction) of the post-combination company (such that public stockholders, including PIPE Investors, will own approximately 32% (adding the foregoing 2 subsets) of the post-combination company); (iii) our Initial Stockholders (including our Sponsor) will own approximately 24.2% of the post-combination company; and (iv) the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of Company common stock. The foregoing percentage excludes 29,367,501 options for the purchase of 29,367,501 shares of Company common stock, which are authorized and subject to stock options but will not yet be issued at closing, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.”
Upon the effective time, each outstanding and unsettled restricted stock unit in respect of shares of Sema4 Common Stock, option to purchase Sema4 Common Stock and unvested restricted share of Sema4 Common Stock will be rolled over into restricted stock units, options, or restricted shares, respectively, of common stock in accordance with the terms of the Merger Agreement.
•The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (i) warrants to purchase common stock that will remain outstanding immediately following the Business Combination, (ii) the issuance of any shares upon completion of the Business Combination under the Incentive Plan or the ESPP, copies of which are attached to this proxy statement as Annex D and Annex E, respectively or (iii) the issuance of any Earn-Out Shares. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information,” “Proposal No. 5 — Approval of the Incentive Plan” and “Proposal No. 6 — Approval of the ESPP.”
•The Sponsor Agreement provides that, our Sponsor will vote their shares of common stock in favor of the Business Combination, be bound by certain other covenants and agreements related to the Business Combination and be bound by certain transfer restrictions with respect to their shares of common stock prior to the closing of the Business Combination.
•The Forfeiture Agreement provides that, our Sponsor, subject to certain limitations and in accordance with the terms of the agreement, forfeit up to 33% of its warrants for Class A common stock and shares of its class B common our company subject to an amount tied to the actual exercise of redemption rights by stockholders of our company in connection with the Business Combination.
•Our management and Board considered various factors in determining whether to approve the Merger Agreement and the Business Combination. For more information about our decision-making process, see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Company’s Board of Directors’ Reasons for the Approval of the Business Combination.”
•Pursuant to our current certificate of incorporation, in connection with the Business Combination, holders of our public shares may elect to have their public shares redeemed for cash at the applicable redemption price per share calculated in accordance with our current certificate of incorporation. As of December 31, 2020, the estimated per share redemption price would have been approximately $10.00. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of the post-combination company and will not participate in the future growth of the post-combination company, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent, Continental Stock Transfer & Trust Company, at least two business days prior to the Special Meeting. Please see the section entitled “Special Meeting of Company Stockholders — Redemption Rights.”
•In addition to voting on the proposal to adopt the Merger Agreement and approve the transactions contemplated thereunder, including the Business Combination, at the Special Meeting, the stockholders of the Company will be asked to vote on:
Proposal No. 2 — The Nasdaq Stock Issuance Proposal — To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination and the Subscription Agreements, including up to 35,000,000 shares of our common stock to the PIPE Investors;
Proposal No. 3 — The Charter Approval Proposal — To adopt the proposed Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Annex B;
Proposal No. 4 — Governance Proposal — To approve, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with SEC requirements;
Proposal No. 5 — Incentive Plan Proposal — To approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan;
Proposal No. 6 — ESPP Proposal — To approve the ESPP, including the authorization of the initial share reserve under the ESPP;
Proposal No. 7 — The Director Election Proposal — To consider and vote upon a proposal to elect [           ] directors to serve on the post-combination company’s board of directors, each for a term expiring at the 2024 annual meeting of stockholders or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; alternatively, in the event the condition precedent proposals, including the Charter Approval Proposal, are not approved, to elect two directors as Class I directors on the Company’s board of directors, each to serve for a term of three years expiring at the annual meeting of stockholders to be held in 2024 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; and
Proposal No. 8 — Adjournment Proposal — To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal.
Proposal No. 9 — Auditor Ratification Proposal --- The ratification of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
•Please see the sections entitled “Proposal No. 1 — Approval of the Business Combination,” “Proposal No. 2 — The Nasdaq Stock Issuance Proposal,” “Proposal No. 3 — The Charter Approval Proposal,” “Proposal No. 4 — Approval of Certain Governance Provisions in the Amended and Restated Certificate of Incorporation,” “Proposal No. 5 — Approval of the Incentive Plan,” “Proposal No. 6 — Approval of the ESPP,” “Proposal No. 7 – The Director Election Proposal,” “Proposal No. 8 — The Adjournment Proposal,” and “Proposal No. 9 --- The Auditor Ratification Proposal” Proposals in this proxy statement (other than the Governance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.

•The Merger Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of the parties thereto, or by the Company or Sema4 in specified circumstances. For more information about the termination rights under the Merger Agreement, please see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Termination.”
•The proposed Business Combination involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”
•In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and its affiliates and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination;
•the fact that our Sponsor will retain 11,068,750 Founder Shares upon the Closing;
•the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;
•if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;
•the fact that Joshua Ruch, Michael Pellini and Rachel Sherman may join as board members of the post-combination company (dependent on the approval of the Director Election Proposal) and Nat Turner, Emily Leproust and Eli Casdin will continue as board members of the post-combination company, and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;
•the fact that our Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the applicable deadline;
•that Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, and JS Capital LP, funds that are advised by an affiliate of the Sponsor, have entered into Subscription Agreements with the Company, pursuant to which such affiliates have committed to purchase 240,000; 3,696,000; 64,000; and 500,000 shares of common stock in the PIPE Investment, respectively, for an aggregate commitment of approximately $2,400,000; $36,960,000; $640,000; $5,000,000, respectively; and

•that Casdin Partners Master Fund, L.P., a fund that is advised by an affiliate of the Sponsor, has entered into a Subscription Agreement with the Company, pursuant to which the affiliate has committed to purchase 5,000,000 shares of common stock in the PIPE Investment for an aggregate commitment of approximately $50,000,000.

FREQUENTLY USED TERMS
Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “CMLS” refer to CM Life Sciences, Inc., a Delaware corporation, and the term “post-combination company” refers to the company following the consummation of the Business Combination. In this proxy statement:
“Aggregate Sema4 Share Amount” shall mean the sum, without duplication, of (a) the aggregate number of shares of Sema4 Common Stock that are issued and outstanding immediately prior to the effective time, (b) the aggregate number of shares of Sema4 Common Stock that are issuable upon the exercise of Sema4 Options or vesting of Sema4 RSUs or other direct or indirect rights to acquire shares of Sema4 Common Stock that are issued and outstanding immediately prior to the effective time (and in the case of Sema4 SARs, the aggregate number of shares of Sema4 Common Stock on which the value of such Sema4 SARs is based), in each case calculated on a treasury stock basis and after giving effect to the conversion of the Class B common stock pursuant to the mandatory conversion notice under the organizational documents of Sema4, and (c) the aggregate number of shares of Sema4 Common Stock that would be issuable upon the conversion all shares of Sema4 Preferred Stock into shares of Sema4 Common Stock pursuant to the organizational documents of Sema4; provided that, for the avoidance of doubt, the Earnout RSUs shall be disregarded for the purpose of the Aggregate Sema4 Share Amount.
“Amended and Restated Certificate of Incorporation” means the proposed Amended and Restated Certificate of Incorporation of the Company, a form of which is attached hereto as Annex B, which will become the post-combination company’s certificate of incorporation upon the approval of the Charter Approval Proposal, assuming the consummation of the Business Combination.
“applicable deadline” means November 9, 2021.
“Board” or “Board of Directors” means the board of directors of the Company.
“Business Combination” means the transactions contemplated by the Merger Agreement, including the Merger.
“Class A common stock” means the shares of Class A common stock, par value $0.0001 per share, of the Company.
“Class B common stock” means the shares of Class B common stock, par value $0.0001 per share, of the Company.
“Closing” means the closing of the Business Combination.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Share Price” shall mean the share price equal to the VWAP of one share of Company common stock as reported on Nasdaq (or the exchange on which the shares of Company common stock are then listed) for a period of at least 20 days out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination (as adjusted as appropriate to reflect any stock splits, reverse stock splits, stock dividends (including any dividend or distribution of securities convertible into Company common stock), extraordinary cash dividend (which adjustment shall be subject to the reasonable mutual agreement of Company and Sema4), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to Company common stock).
“common stock” or “Company common stock” means (i) prior to the consummation of the Business Combination, the shares of Class A common stock and Class B common stock of the Company and (ii) upon the consummation of the Business Combination and the automatic conversion of the shares of Class B common stock into shares of Class A common stock, the shares of Class A common stock of the Company.
“Company” means CM Life Sciences, Inc., a Delaware corporation.
“current certificate of incorporation” means our sixth amended and restated certificate of incorporation, dated as of July 27, 2020.

“D.F. King” means D.F. King & Co., Inc., proxy solicitor to the Company.
“DGCL” means the General Corporation Law of the State of Delaware.
“Earnout Condition” means the condition in the Merger Agreement specifying that the Sema4 Stockholders (other than holders of Dissenting Shares) and Earn-Out Service Providers will receive the following Earn-Out shares (i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares; (ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; (iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and (iv) upon the last day of any calendar year, a one-time issuance of the Earn-Out Shares in the Forfeiture Pool as in effect as of such date that would have been issuable to Sema4 Stockholders as a result of the occurrence of a Triggering Event had they not been subject to an award of Earnout RSUs.
“Earn-Out Total Outstanding Shares” means the aggregate number of shares of Company common stock to which holders of Sema4 Common Stock and Sema4 Preferred Stock would be entitled under Section 2.7(a)(ii) of the Merger Agreement if none made a Cash Election and the Closing Cash Payment was $0 (as each such term is defined in the Merger Agreement.
“Earn-Out Period” shall mean the time period beginning upon the expiration of the Founder Shares Lock-Up Period (as such term is defined in and pursuant to the terms of that certain Letter Agreement, dated September 1, 2020, entered into by and among the Company, Sponsor and certain of the Company’s current and former officers and directors) and ending on the 2-year anniversary of the Closing Date (as defined herein).
“Earn-Out Service Provider” shall mean each (a) holder of a Company Option, Company RSU, Company SAR, other than any holder of a Company Option, Company RSU or Company SAR who is not employed by or providing services to the Company as of the Effective Time (as defined herein), and (b) each other employee or individual service provider of the Company, in each case whom the board of directors of the Company designates as an Earn-Out Service Provider prior to the Closing and who enters into an Earn-Out Award Agreement.
“Earn-Out Shares” means the shares of Company Class A common stock that the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers, which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Company Class A common stock occurring on or after the Closing.
“ESPP” means the [           ] 2021 Employee Stock Purchase Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Founder Shares” means the 11,068,750 shares of Class B common stock that are currently owned by our Initial Stockholders, of which 10,993,750 shares are held by our Sponsor, 25,000 shares are held by Mr. Islam, 25,000 shares are held by Dr. Leproust and 25,000 shares are held by Mr. Turner, which shares of Class B common stock will automatically convert into Class A common stock in connection with the consummation of the Business Combination.
“GAAP” means United States generally accepted accounting principles.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Incentive Plan” means the [           ] 2021 Equity Incentive Plan.
“Initial Stockholders” means our Sponsor together with Mr. Islam, Dr. Leproust and Mr. Turner.
“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IPO” means the Company’s initial public offering, consummated on September 4, 2020, of 44,275,000 units (including 5,775,000 units that were subsequently issued to the underwriters in connection with the partial exercise of their over-allotment option) at $10.00 per unit.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.
“leader,” “leading,” “industry-leading,” and other similar statements included in this proxy statement and, in particular, in the sections entitled “Summary Term Sheet,” “Summary of the Proxy Statement,” “Proposal No. 1 — Approval of the Business Combination,” “Sema4’s Business” and “Sema4’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding Sema4 and its products and services are based on Sema4’s belief in its competitive advantages in data, analytics and patient and provider engagement, in particular with respect to Sema4’s diagnostic solutions and genomic platform. Sema4 bases its beliefs regarding these matters, including its estimates of its market share in its sector, on its collective institutional knowledge and expertise regarding its industries, markets and technology, which are based on, among other things, publicly available information, reports of government agencies, RFPs and the results of contract bids and awards, and industry research firms, as well as Sema4’s internal research, calculations and assumptions based on its analysis of such information and data. Sema4 believes these assertions to be reasonable and accurate as of the date of this proxy statement.
“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of February 9, 2021, by and among the Company, Merger Sub and Sema4 as amended by the Amendment to Agreement and Plan of Merger dated May 3, 2021 by and among the Company, Merger Sub and Sema4.
“Merger” means the merger of Merger Sub with and into Sema4, with Sema4 continuing as the surviving company.
“Merger Sub” means S-IV Sub, Inc.
“Nasdaq” means the Nasdaq Stock Market.
“NYSE” means the New York Stock Exchange LLC.
“Per Share Amount” shall mean the quotient, rounded to the nearest one-tenth of a cent, obtained by dividing (a) the $2,000,000,000.00 by (b) the Aggregate Sema4 Share Amount.
“PIPE Investment” means the private placement pursuant to which the PIPE Investors have collectively subscribed for 35,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $350,000,000.
“PIPE Investors” means certain institutional investors that will invest in the PIPE Investment.
“PIPE Shares” means the 35,000,000 shares of common stock to be issued in the PIPE Investment.
“private placement warrants” means the warrants held by our Sponsor that were issued to our Sponsor in connection with our IPO, each of which is exercisable for three-quarters of one share of common stock, in accordance with its terms.
“public shares” means shares of common stock included in the units issued in our IPO.
“public stockholders” means holders of public shares, including our Initial Stockholders to the extent our Initial Stockholders hold public shares; provided, that our Initial Stockholders are considered a “public stockholder” only with respect to any public shares held by them.
“public units” means the units sold in our IPO, consisting of one share of common stock and one public warrant of the Company.
“public warrants” means the warrants included in the public units issued in our IPO, each of which is exercisable for three-quarters of one share of common stock, in accordance with its terms.

“Related Agreements” means, collectively, the Amended and Restated Registration Rights Agreement, the Sponsor Support Agreement, the Forfeiture Agreement, the Stockholder Lock-up Letter, the ISMMS Lock-Up Agreement, the Inside Letter, and the Subscription Agreements.
“RSUs” means restricted stock units granted under the Incentive Plan in accordance with the terms of the Merger Agreement.
“SAR Exchange Ratio” shall mean the quotient, rounded to the nearest one ten-thousandth, of (i) the Per Share Amount divided by (ii) $10.00.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Sema4” means Mount Sinai Genomics, Inc. d/b/a Sema4, a Delaware corporation.
“Sema4 capital stock” means Sema4 Class A common stock, par value $0.00001 per share, Class B common stock, par value $0.00001 per share, Series A-1 preferred stock, par value $0.00001 per share, series A-2 preferred stock, $0.00001 per share, series B preferred stock, $0.00001 per share, and series C preferred stock, $0.00001 per share in each case, that is issued and outstanding immediately prior to the Closing.
“Sema4 Common Stock” shall mean the Class A common stock (after giving effect to the conversion of the Class B common stock pursuant to a mandatory conversion notice under the organizational documents of Sema4).
“Sema4 equity holder” means each holder of Sema4 capital stock or a vested equity award.
“Sema4 Incentive Plan” means the Sema4 2017 Stock Incentive Plan, as amended from time to time.
“Sema4 Option” shall mean an option to purchase shares of Class A common stock or Class B common stock granted under the Sema4 Incentive Plan.
“Sema4 Preferred Stock” means Sema4’s Series A-1 Preferred Stock, par value $0.00001; Series A-2 Preferred Stock, par value $0.00001; Series B Preferred Stock, par value $0.00001; and Series C Preferred Stock, par value $0.00001.
“Sema4 RSU” shall mean a restricted stock unit representing the opportunity to acquire shares of Class B common stock granted under the Sema4 Incentive Plan.
“Sema4 SAR” shall mean a stock appreciation right with respect to shares of Sema4 Common Stock granted under the Sema4 Incentive Plan.
“SOX” means the Sarbanes-Oxley Act of 2002.
“Special Meeting” means the special meeting of the stockholders of the Company that is the subject of this proxy statement.
“Sponsor” means CMLS Holdings LLC, a Delaware limited liability company.
“Stock Consideration” means the common stock to be issued to the Sema4 equity holders pursuant to the transactions contemplated by the Merger Agreement, including any Earn-Out Shares issuable pursuant to Article III thereof.
“Subscription Agreements” means, collectively, those certain subscription agreements entered into on February 9, 2021, between the Company and certain investors, including our Sponsor, pursuant to which such investors have agreed to purchase an aggregate of 35,000,000 shares of common stock in the PIPE Investment, and substantially in the form attached hereto as Annex C.
“Transfer Agent” means Continental Stock Transfer & Trust Company.

“Triggering Event I” shall occur if, within the Earn-Out Period, the Common Share Price is greater than or equal to $13.00 per share.
“Triggering Event II” shall occur if, within the Earn-Out Period, the Common Share Price is greater than or equal to $15.00 per share.
“Triggering Event III” shall occur if, within the Earn-Out Period, the Common Share Price is greater than or equal to $18.00 per share.
“Triggering Events” shall mean Triggering Event I, Triggering Event II and Triggering Event III, collectively.
“Trust Account” means the trust account of the Company that holds the proceeds from the Company’s IPO and a portion of the proceeds from the sale of the private placement warrants.
“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value per share on such date(s) as reasonably determined by the Company.
“Withum” means WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS
The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to carefully read this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Special Meeting, which will be held on [                    ] , 2021 at [           ] Eastern time.
Q: Why am I receiving this proxy statement?
A: Our stockholders are being asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Business Combination, among other proposals. We have entered into the Merger Agreement, pursuant to which the Company’s wholly owned subsidiary will merge with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company. Subject to the terms of the Merger Agreement, at the effective time of the Business Combination, each share of Sema4 capital stock issued and outstanding immediately prior to the effective time of the Business Combination (other than shares owned by Sema4 as treasury stock or dissenting shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the merger consideration set forth in the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A.
This proxy statement and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its Annexes carefully and in their entirety.
Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.
Q: When is the Special Meeting?
A: The Special Meeting will be held on [                ] , 2021 at [            ] Eastern time. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit questions during the Special Meeting by visiting https://www.cstproxy.com/CMLS/sm2021 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement. Because the special meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.
Q: How can I attend and vote at the Special Meeting?
Any stockholder wishing to attend the virtual meeting should register for the meeting by [            ], 2021. To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:
•If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Special Meeting, go to https://www.cstproxy.com/CMLS/sm2021, enter the 12-digit control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. After contacting Continental Stock Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access.
Q: What are the specific proposals on which I am being asked to vote on at the Special Meeting?
A: You are being asked to consider and vote on proposals to:
1.Proposal No. 1 — The Business Combination Proposal — To approve and adopt the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and approve the transactions contemplated thereby, including the merger of Merger Sub with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company, and the issuance of common stock to Sema4 equity holders as merger consideration;
2.Proposal No. 2 — The Nasdaq Stock Issuance Proposal — To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination and the Subscription Agreements, including up to 35,000,000 shares of our common stock to the PIPE;
3.Proposal No. 3 — The Charter Approval Proposal— To adopt the proposed Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B;
4.Proposal No. 4 — Governance Proposal— To approve, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with SEC requirements;
5.Proposal No. 5 — Incentive Plan Proposal — To approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan;
6.Proposal No. 6 — ESPP Proposal — To approve the ESPP, including the authorization of the initial share reserve under the ESPP;
7.Proposal No. 7 — The Director Election Proposal — To consider and vote upon the Director Election Proposal; and
8.Proposal No. 8 — Adjournment Proposal — To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal.
9.Proposal No. 9 -— Auditor Ratification Proposal — The ratification of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Q: Are the proposals conditioned on one another?
A: Yes. Under the Business Combination Agreement, the approval of the condition precedent proposals presented at the Special Meeting is a condition to the consummation of the Business Combination. The adoption of each condition precedent proposal in this proxy statement (other than the Governance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal) is conditioned on the approval of all of the condition precedent proposals. The election of the directors to a one-year term in the Director Election Proposal is conditioned on the approval of the condition precedent proposals, including the Charter Approval Proposal. If our stockholders do not approve of each of the condition precedent proposals, the Business Combination may not be consummated. Therefore, approval of the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal are conditioned upon stockholders’ approval of the Business Combination Proposal. Moreover, the transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and ESPP Proposal are approved at the Special Meeting.
It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal or the Incentive Plan Proposal do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.
Q: Why is the Company providing stockholders with the opportunity to vote on the Business Combination?
A: Under our current certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote, rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the Closing. The adoption of the Merger Agreement is required under Delaware law and the approval of the Business Combination is required under our current certificate of incorporation. In addition, such approval is also a condition to the Closing under the Merger Agreement.
Q: What will happen in the Business Combination?
A: Pursuant to the Merger Agreement, Sema4 will become a wholly-owned subsidiary of the Company as a result of the Company’s wholly owned subsidiary, Merger Sub merger with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company.
Q: Following the Business Combination, will the Company’s securities continue to trade on a stock exchange?
A: Yes. We intend to apply to list the post-combination company’s common stock and warrants on Nasdaq under the symbol “SMFR” and “SMFRW,” respectively, upon the Closing. Our units will automatically separate into the component securities upon consummation of the Business Combination and, as a result, will no longer trade as a separate security.
Q: How has the announcement of the Business Combination affected the trading price of the Company’s common stock?
A: On February 9, 2021, the trading date before the public announcement of the Business Combination, the Company’s units, common stock and warrants closed at $16.96, $15.52 and $4.70, respectively. On May 5, 2021, the trading date immediately prior to the date of this proxy statement, the Company’s units, common stock and warrants closed at $13.65, $12.59 and $3.75, respectively.

Q: How will the Business Combination impact the shares of the Company outstanding after the Business Combination?
A: After the Business Combination and the consummation of the transactions contemplated thereby, including the PIPE Investment, the amount of common stock issued and outstanding will increase to approximately 228,865,552 shares of common stock (excluding warrants and assuming that no shares of common stock are redeemed). Additional shares of common stock may be issuable in the future as a result of the issuance of additional shares that are not currently outstanding, including the issuance of shares of common stock upon exercise or settlement of the public warrants, private placement warrants, options and RSUs issued in connection with the Business Combination after the Business Combination. The issuance and sale of such shares in the public market could adversely impact the market price of our common stock, even if our business is doing well.
Q: Is the Business Combination the first step in a “going private” transaction?
A: No. The Company does not intend for the Business Combination to be the first step in a “going private” transaction. One of the primary purposes of the Business Combination is to provide a platform for Sema4 to access the U.S. public markets.
Q: Will the management of Sema4 change in the Business Combination?
A: We anticipate that all of the executive officers of Sema4 will remain with the post-combination company. The current directors of the Company will resign at the time of the Business Combination, other than Nat Turner, Emily Leproust and Eli Casdin, who have been nominated by the CMLS to serve as directors of the post-combination company upon completion of the Business Combination. The remaining director nominees will be designated by the Company in accordance with the terms of the Merger Agreement. Please see the sections entitled “Management After the Business Combination” and “Proposal No. 7 — The Director Election Proposal” for additional information.
Q: What equity stake will current stockholders of the Company, PIPE Investors and the Sema4 equity holders hold in the post-combination company after the Closing?
A: It is anticipated that, upon completion of the Business Combination, assuming no redemptions: (i) the Company’s public stockholders (other than the PIPE Investors) will retain an ownership interest of approximately 19.3% in the post-combination company; (ii) the PIPE Investors will own approximately 12.7% (excluding certain PIPE Investors, who owned shares pre-transaction) of the post-combination company (such that public stockholders, including PIPE Investors, will own approximately 32% (adding the foregoing 2 subsets) of the post-combination company); (iii) our Initial Stockholders (including our Sponsor) will own approximately 24.2% of the post-combination company; and (iv) the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of Company common stock. The foregoing percentage excludes 29,367,501 options for the purchase of 29,367,501 shares of Company common stock, which are authorized and subject to stock options but will not yet be issued at closing, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.”
The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (i) warrants to purchase common stock that will remain outstanding immediately following the Business Combination, (ii) the issuance of any shares upon completion of the Business Combination under the Incentive Plan or the ESPP, copies of which are attached to this proxy statement as Annex D and Annex E, respectively and (iii) the issuance of Earn-Out Shares. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information,” “Proposal No. 5 — Approval of the Incentive Plan” and “Proposal No. 6 — Approval of the ESPP.”

Q: Will the Company obtain new financing in connection with the Business Combination?
A: Yes. The PIPE Investors have agreed to purchase 35,000,000 shares of common stock in the aggregate, for $350,000,000 of gross proceeds, pursuant to the Subscription Agreements. The Subscription Agreements are contingent upon, among other things, stockholder approval of the Business Combination Proposal and the Closing. See “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Subscription Agreements.” The Company does not currently anticipate obtaining any new debt financing to fund the Business Combination.
Q: What conditions must be satisfied to complete the Business Combination?
A: There are a number of closing conditions in the Merger Agreement, including the approval by the stockholders of the Company of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement.”
Q: Are there any arrangements to help ensure that the Company will have sufficient funds, together with the proceeds in its Trust Account and from the PIPE Investment, to fund the aggregate purchase price?
A: Unless waived by Sema4, the Merger Agreement provides that Sema4’s obligation to consummate the Business Combination is conditioned on the funds in the Trust Account, together with the funding of any amounts payable under the Subscription Agreements, being equal to no less than an aggregate amount of $300,000,000 after payment of redemptions and Company and Sema4 transaction expenses. The PIPE Investors have agreed to purchase approximately 35,000,000 shares of common stock at $10.00 per share for gross proceeds to the Company of approximately $350,000,000 pursuant to Subscription Agreements entered into at the signing of the Merger Agreement. The PIPE Investment is contingent upon, among other things, stockholder approval of the Business Combination Proposal and the Closing.
The Company will use the proceeds of the PIPE Investment, together with the funds in the Trust Account, to pay certain fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Merger Agreement in connection with the transactions contemplated by the Merger Agreement, including the Business Combination, and pursuant to the terms of the Merger Agreement.
Q: Why is the Company proposing the Nasdaq Stock Issuance Proposal?
A: We are proposing the Nasdaq Stock Issuance Proposal in order to comply with Nasdaq Listing Rule s 5635(a) and (d), which require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of common stock outstanding before the issuance of stock or securities.
In connection with the Business Combination, we expect to issue (i) up to 138,521,802 shares of common stock in the Business Combination, and (ii) approximately 35,000,000 shares of common stock in the PIPE Investment. Because we may issue 20% or more of our outstanding common stock when considering together the Stock Consideration and the PIPE Investment, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rule s 5635(a) and (d). For more information, please see the section entitled “Proposal No. 2 — The Nasdaq Stock Issuance Proposal.”
Q: Why is the Company proposing the Charter Approval Proposal?
A: The Amended and Restated Certificate of Incorporation that we are asking our stockholders to adopt in connection with the Business Combination (the “Charter Approval Proposal” or “Proposal No. 3”) provides for certain amendments to our existing certificate of incorporation. Pursuant to Delaware law and the Merger Agreement, we are required to submit the Charter Approval Proposal to the Company’s stockholders for adoption. For additional information please see the section entitled “Proposal No. 3 — The Charter Approval Proposal.”
Q: Why is the Company proposing the Governance Proposal?
A: As required by applicable SEC guidance, the Company is requesting that its stockholders vote upon, on a non-binding advisory basis, a proposal to approve certain governance provisions contained in the Amended and Restated Certificate of Incorporation that materially affect stockholder rights. This separate vote is not otherwise required by Delaware law separate and apart from the Charter Approval Proposal (Proposal No. 3), but pursuant to SEC guidance, the Company is required to submit these provisions to its stockholders separately for approval. However, the stockholder vote regarding this proposal is an advisory vote, and is not binding on the Company or its board of directors. Furthermore, the Business Combination is not conditioned on the separate approval of the Governance Proposal. For additional information, please see the section entitled “Proposal No. 4 — Approval of Certain Governance Provisions in the Amended and Restated Certificate of Incorporation.”
Q: Why is the Company proposing the Incentive Plan Proposal?
A: The purpose of the Incentive Plan Proposal is to further align the interests of the eligible participants with those of stockholders by providing long- term incentive compensation opportunities tied to the performance of the Company. Please see the section entitled “Proposal No. 5 — Approval of the Incentive Plan” for additional information.
Q: Why is the Company proposing the ESPP Proposal?
A: The purpose of the ESPP Proposal is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing common stock on favorable terms and to pay for such purchases through payroll deductions. The Company believes by providing eligible employees with an opportunity to increase their proprietary interest in the success of the Company, the ESPP will motivate participants to offer their maximum effort to the Company and help focus them on the creation of long-term value consistent with the interests of the Company’s stockholders. For more information about the ESPP, please see the section entitled “Proposal No. 6 — Approval of the ESPP”.
Q: Why is the Company proposing the Director Election Proposal?
A: Assuming the condition precedent proposals, including the Charter Approval Proposal, are approved, upon the Closing, our stockholders are being asked to elect [ ] directors to serve on the post-combination company’s board of directors each for a three-year term or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal; alternatively, in the event the condition precedent proposals, including the Charter Approval Proposal, are not approved, to elect two directors to serve as Class I directors on the Company’s Board, each for a term of three years expiring at the annual meeting of stockholders to be held in 2024 or until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal. The Company believes it is in the best interests of stockholders to allow stockholders to vote upon the election of newly appointed directors. For additional information, please see the section entitled “Proposal No. 7 — The Director Election Proposal.”
Q: Why is the Company proposing the Adjournment Proposal?
A: We are proposing the Adjournment Proposal to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal, but no other proposal if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal are approved. Please see the section entitled “Proposal No. 8 — The Adjournment Proposal” for additional information.

Q: Why is the Company proposing the Auditor Ratification Proposal?
A: Neither our bylaws or other governing documents or law require stockholder ratification of the appointment of Withum, as our independent registered public accounting firm. However, the Board is submitting the appointment of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Company’s audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. For additional information, please see the section entitled “Proposal No. 9 — The Auditor Ratification Proposal.”
Q: What happens if I sell my shares of common stock before the Special Meeting?
A: The record date for the Special Meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares of common stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in our Trust Account.
Q: What constitutes a quorum at the Special Meeting?
A: A majority of the voting power of all outstanding shares of the capital stock of the Company entitled to vote must be present in person or by proxy (which would include presence at the virtual Special Meeting) to constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum. Our Initial Stockholders, who currently own approximately 20% of our issued and outstanding shares of common stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, a majority of the outstanding shares of the Company representing a majority of voting power would be required to achieve a quorum.
Q: What vote is required to approve the proposals presented at the Special Meeting?
A: Proposal 1 — The Business Combination Proposal: The approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal. Our Initial Stockholders have agreed to vote their shares of common stock “FOR” the Business Combination Proposal.
Proposal 2 — The Nasdaq Stock Issuance Proposal: The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote, as well as an abstention and broker non-vote, will have no effect on the Nasdaq Stock Issuance Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Proposal 3 — The Charter Approval Proposal: The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have the same effect as a vote “AGAINST” such Charter Approval Proposal.
Proposal 4 — The Governance Proposal: The approval of the Governance Proposal, which is a non-binding advisory vote, requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Governance Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Governance Proposal.
Proposal 5 — The Incentive Plan Proposal: The approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote by proxy, as well as an abstention and broker non-vote, will have no effect on the Incentive Plan Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Proposal 6 — The ESPP Proposal: The approval of the ESPP Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote by proxy, as well as an abstention and broker non-vote, will have no effect on the ESPP Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Proposal 7 — The Director Election Proposal: The approval of the Director Election Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote by proxy, as well as an abstention and broker non-vote, will have no effect on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established
Proposal 8 — The Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal.
Proposal 9 — The Auditor Ratification Proposal: The approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy, as well as an abstention and broker non-vote, will have no effect on the Auditor Ratification Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established
Q: What happens if the Business Combination Proposal is not approved?
A: If the Business Combination Proposal is not approved and we do not consummate a business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account.
Q: May the Company, its Sponsor or the Company’s directors or officers or their affiliates purchase shares in connection with the Business Combination?
A: In connection with the stockholder vote to approve the proposed Business Combination, our Sponsor, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such selling stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such selling stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors or officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.
Q: How many votes do I have at the Special Meeting?
A: Our stockholders are entitled to one vote on each proposal presented at the Special Meeting for each share of common stock held of record as of [                 ], the record date for the Special Meeting. As of the close of business on the record date, there were [            ] outstanding shares of our common stock.
Q: How do I vote?
A: If you were a stockholder of record on [                 ], you may vote by granting a proxy. Specifically, you may vote:
•By Mail — You may vote by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Votes submitted by mail must be received by 11:59 pm Eastern time on [                       ], 2021.
•You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.
•We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting.
•If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.
•Voting at the Special Meeting — We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at https://www.cstproxy.com/CMLS/sm2021, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting.
If you hold your shares in street name, you must submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.
Q: What will happen if I abstain from voting or fail to vote at the Special Meeting?
A: At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or an abstention will have no effect on the Business Combination Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal, the Director Election Proposal, the Adjournment Proposal and the Auditor Ratification Proposal. However, an abstention or failure to vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.
Q: What will happen if I sign and return my proxy card without indicating how I wish to vote?
A: Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.
Q: If I am not going to attend the Special Meeting, should I return my proxy card instead?
A: Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully. If you are a stockholder of record of our common stock as of the close of business on the record date, you can vote by proxy by mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner of our common stock, you may vote by submitting voting instructions to your broker, bank or nominee, or otherwise by following instructions provided by your broker, bank or nominee. Telephone and internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or nominee.
Q: What is the difference between a stockholder of record and a “street name” holder?
A: If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and access to proxy materials is being provided directly to you. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in “street name.” Access to proxy materials is being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.
Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A: No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.
We believe that all of the proposals presented to the stockholders at this Special Meeting, other than the Auditor Ratification Proposal, will be considered non-routine and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting, other than the Auditor Ratification Proposal. Accordingly, if your broker submits a proxy for your shares with respect to the Auditor Ratification Proposal, but you do not submit voting instructions on the other proposals, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.
Q: How will a broker non-vote impact the results of each proposal?
A: Broker non-votes will count as a vote “AGAINST” the Charter Approval Proposal but will not have any effect on the outcome of any other proposals.
Q: May I change my vote after I have returned my signed proxy card or voting instruction form?
A: Yes. If you are a holder of record of our common stock as of the close of business on the record date, whether you vote by mail, you can change or revoke your proxy before it is voted at the Special Meeting by:
•delivering a signed written notice of revocation to our Secretary at CM Life Sciences, Inc., 667 Madison Ave, New York, NY 10065, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•signing and delivering a new proxy, relating to the same shares and bearing a later date; or
•attending and voting at the Special Meeting and voting, although attendance at the special meeting will not, by itself, revoke a proxy.
If you are a beneficial owner of our common stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q: What should I do if I receive more than one set of voting materials?
A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q: How will the Company’s Sponsor, directors and officers vote?
A: Prior to our IPO, we entered into agreements with our Sponsor and each of our directors and officers, pursuant to which each agreed to vote any shares of common stock owned by them in favor of the Business Combination Proposal. None of our Sponsor, directors or officers has purchased any shares of our common stock during or after our IPO and, as of the date of this proxy statement, neither we nor our Sponsor, directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares prior to the consummation of the Business Combination. Currently, our Initial Stockholders own approximately 20% of our issued and outstanding shares of common stock, including all of the Founder Shares, and will be able to vote all such shares at the Special Meeting.
Q: What interests do the Sponsor and the Company’s current officers and directors have in the Business Combination?
A: Our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Business Combination. These interests include:
•the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination;
•the fact that our Sponsor will retain 11,068,750 Founder Shares upon the Closing;
•the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;
•if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;
•the fact that Nat Turner, Emily Leproust and Eli Casdin will remain as board members of the post-combination company, and each may be entitled to receive compensation for serving on the board of directors of the post-combination company;
•the fact that our Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the applicable deadline;

•that Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, and JS Capital LP, funds that are advised by an affiliate of the Sponsor, have entered into Subscription Agreements with the Company, pursuant to which such affiliates have committed to purchase 240,000; 3,696,000; 64,000; and 500,000 shares of common stock in the PIPE Investment, respectively, for an aggregate commitment of approximately $2,400,000; $36,960,000; $640,000; $5,000,000, respectively; and
•that Casdin Partners Master Fund, L.P., a fund that is advised by an affiliate of the Sponsor, has entered into a Subscription Agreement with the Company, pursuant to which the affiliate has committed to purchase 5,000,000 shares of common stock in the PIPE Investment for an aggregate commitment of approximately $50,000,000.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination.
Q: What happens if I vote against the Business Combination Proposal?
A: If you vote against the Business Combination Proposal but the Business Combination Proposal still obtains the affirmative vote of a majority of the votes cast by holders of our common stock represented in person or by proxy and entitled to vote at the Special Meeting, then the Business Combination Proposal will be approved and, assuming the approval of the Nasdaq Stock Issuance Proposal, the Incentive Plan Approval, the ESPP Approval and the Charter Approval Proposal and the satisfaction or waiver of the other conditions to closing, the Business Combination will be consummated in accordance with the terms of the Merger Agreement.
If you vote against the Business Combination Proposal and the Business Combination Proposal does not obtain the affirmative vote of a majority of the votes cast by holders of our of common stock represented in person or by proxy and entitled to vote at the Special Meeting, then the Business Combination Proposal will fail and we will not consummate the Business Combination. If we do not consummate the Business Combination, we may continue to try to complete a business combination with a different target business until the applicable deadline. If we fail to complete an initial business combination by the applicable deadline, then we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to our public stockholders.
Q: Do I have redemption rights?
A: Pursuant to our current certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the Closing, shares of common stock for cash equal to the pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes), subject to certain limitations. For illustrative purposes, based on the balance of the Trust Account of approximately $442 million as of January 29    , 2021, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000, after the payment of redemptions and satisfaction of Company and Sema4 transaction expenses.
Our Initial Stockholders have agreed to waive their redemption rights with respect to such shares, which will be excluded from the pro rata calculation used to determine the per-share redemption price. Each redemption of shares of common stock by our public stockholders will reduce the amount in the Trust Account. The Merger

Agreement provides that Sema4’s obligation to consummate the Business Combination is conditioned on the funds in the Trust Account, together with the funding of any amounts payable under the Subscription Agreements, will be no less than an aggregate amount of $300,000,000. This condition to closing in the Merger Agreement is for the sole benefit of, and may be waived only by, Sema4. If, as a result of redemptions of common stock by our public stockholders, this condition is not met (or waived by Sema4), then Sema4 may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our common stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (such that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of common stock by the applicable deadline.
Q: Can the Initial Stockholders redeem their Founder Shares in connection with consummation of the Business Combination?
A: No. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to their shares of common stock in connection with the consummation of our Business Combination. Our Initial Stockholders have also agreed to waive their right to a conversion price adjustment with respect to any shares of our common stock they may hold in connection with the consummation of the Business Combination.
Q: Is there a limit on the number of shares I may redeem?
A: We have no specified maximum redemption threshold under our current certificate of incorporation. Each redemption of shares of common stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that Sema4’s obligation to consummate the Business Combination is conditioned on the funds in the Trust Account, together with the funding of any amounts payable under the Subscription Agreements, being no less than an aggregate amount of $300,000,000. This condition to closing in the Merger Agreement is for the sole benefit of, and may be waived only by, Sema4. If, as a result of redemptions of common stock by our public stockholders, this condition is not met (or waived by Sema4), then Sema4 may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our common stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules).
Q: Is there a limit on the total number of shares that may be redeemed?
A: Yes. Our current certificate of incorporation provides that we may not redeem our public shares in an amount that would result in the Company’s failure to have net tangible assets in excess of $5,000,000 (such that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement. Other than this limitation, our current certificate of incorporation does not provide a specified maximum redemption threshold. In addition, the Merger Agreement provides that the obligation of Sema4 to consummate the Business Combination is conditioned on the amount in the Trust Account and the proceeds from the PIPE Investment equaling or exceeding $300,000,000, after the payment of redemptions and satisfaction of Company and Sema4 transaction expenses. In the event the aggregate cash consideration we would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to us, we may not complete the Business Combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.
Based on the amount of approximately $442,763,951 million in our Trust Account as of December 31, 2020, and taking into account the anticipated gross proceeds of approximately $350,000,000 from the PIPE Investment, all of our shares of common stock may be redeemed and still enable us to have sufficient cash to satisfy the cash closing conditions in the Merger Agreement. We refer to this as the maximum redemption scenario.

Q: Will how I vote affect my ability to exercise redemption rights?
A: No. You may exercise your redemption rights whether you vote your shares of common stock for or against, or whether you abstain from voting on the Business Combination Proposal or any other proposal described by this proxy statement. As a result, the Merger Agreement can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less-liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.
Q: How do I exercise my redemption rights?
A: In order to exercise your redemption rights, you must (i)(a) hold public shares or (b) hold public shares through units and elect to separate your unites into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and (ii) prior to 5:00 p.m. Eastern time on [                    ] (two business days before the Special Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC (as defined herein). Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing.
The Transfer Agent’s address is as follows:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to our Transfer Agent prior to the date set forth in these proxy materials, or up to two business days prior to the vote on the proposal to approve the Business Combination at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not we require stockholders seeking to exercise redemption rights to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Q: What are the U.S. federal income tax consequences of exercising my redemption rights?
A: The U.S. federal income tax consequences of exercising your redemption rights depends on your particular facts and circumstances. It is possible that you may be treated as selling your public shares for cash and, as a result, recognize capital gain or capital loss. It is also possible that the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the amount of public shares that you own or are deemed to own (including through the ownership of the warrants). Please see the section entitled “Proposal No. 1 — Approval of the Business Combination — Material United States Federal Income Tax Considerations for Public Stockholders Exercising Redemption Rights” for a more detailed discussion of the U.S. federal income tax considerations of an exercise of redemption rights. We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights in your particular facts and circumstances.
Q: If I am a Company warrant holder, can I exercise redemption rights with respect to my public warrants?
A: No. The holders of our public warrants have no redemption rights with respect to our public warrants.
Q: Do I have appraisal rights if I object to the proposed Business Combination?
A: No. Appraisal rights are not available to holders of our common stock in connection with the Business Combination.
Q: What happens to the funds held in the Trust Account upon consummation of the Business Combination?
A: The funds held in the Trust Account (together with the proceeds from the PIPE Investment) will be used to pay certain fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Merger Agreement in connection with the transactions contemplated by the Merger Agreement, including the Business Combination, and pursuant to the terms of the Merger Agreement.
Q: What happens if the Business Combination is not consummated?
A: There are certain circumstances under which the Merger Agreement may be terminated. Please see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement” for information regarding the parties’ specific termination rights.
If we do not consummate the Business Combination, we may continue to try to complete a business combination with a different target business until the applicable deadline. If we fail to complete an initial business combination by the applicable deadline, then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish our public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the IPO. Please see the section entitled “Risk Factors — Risks Related to the Company and the Business Combination.”
Holders of our Founder Shares have waived any right to any liquidation distribution with respect to such shares and the underwriters of our IPO agreed to waive their rights to the business combination marketing fee held in the Trust Account in the event we do not complete our initial business combination within the required period. In addition, if we fail to complete a business combination by the applicable deadline, there will be no redemption rights or liquidating distributions with respect to our outstanding warrants, which will expire worthless.

Q: When is the Business Combination expected to be completed?
A: The closing of the Business Combination is expected to take place on or prior to the third business day following the satisfaction or waiver of the conditions described below in the subsection entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination.” The closing is expected to occur in the third quarter of 2021. The Merger Agreement may be terminated by the Company or Sema4 if the Closing has not occurred by November 9, 2021.
For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement— Conditions to Closing of the Business Combination.”
Q: What do I need to do now?
A: You are urged to carefully read and consider the information contained in this proxy statement, including the Annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Q: Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
A: The Company is soliciting proxies on behalf of its Board. The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay D.F. King a fee of $25,000, plus disbursements, and will reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q: Who can help answer my questions?
A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
c/o Corvex Management LP
667 Madison Avenue
New York 10065
Attn: Eli Casdin
Email: Eli@casdincapital.com
You may also contact our proxy solicitor at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders Call (toll-free): (800) 967-5074
Banks and Brokers Call: (212) 269-5550
Email: CMLF@dfking.com
To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our Transfer Agent prior to the Special Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact our Transfer Agent:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT
This summary highlights selected information contained in this proxy statement and does not contain all of the information that may be important to you. You should carefully read this entire proxy statement, including the Annexes and accompanying financial statements of the Company and Sema4, to fully understand the proposed Business Combination (as described below) before voting on the proposals to be considered at the Special Meeting (as described below). Please see the section entitled “Where You Can Find More Information” of this proxy statement.
Unless otherwise specified, all share calculations assume: (i) no exercise of redemption rights by the Company’s public stockholders; (ii) no inclusion of any shares of Class A common stock issuable upon the exercise of the Company’s warrants or any shares to be issued pursuant to the Incentive Plan or the ESPP at or following the Closing; (iii) an equity raise of approximately $350,000,000 of gross proceeds from the PIPE Investment of 35,000,000 shares of common stock at $10.00 per share; and (iv) no issuance of the Earn-Out Shares to Sema4 equity holders upon satisfaction of the earn-out conditions.
Parties to the Business Combination
The Company
The Company is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
The mailing address of the Company’s principal executive office is 667 Madison Avenue, New York, New York 10065.
Merger Sub
Merger Sub, a Delaware corporation, is a wholly-owned subsidiary of the Company, formed by the Company in February 1, 2021, to consummate the Business Combination. In the Business Combination, Merger Sub will merge with and into Sema4, with Sema4 continuing as the surviving corporation.
The mailing address of Merger Sub’s principal executive office is 667 Madison Avenue, New York, New York 10065.
Sema4
Sema4 was formed in October 2015 as Mount Sinai Genomics, Inc., a Delaware corporation, doing business as Sema4. Sema4 is a patient-centered, health intelligence company with a mission to use artificial intelligence, or AI, and machine learning, or ML, to enable personalized medicine for all. By leveraging leading data scientists and technology, the company’s platform powers remarkable and unique insights that transform the practice of medicine including how disease is diagnosed, treated, and prevented.
Today, Sema4 has established one of the largest, most comprehensive, and fastest growing integrated health information platforms, collecting and leveraging genomic and clinical data in partnership with patients, healthcare providers and an extensive ecosystem of life science industry contributors. Sema4 is now generating and processing over 30 petabytes of data per month, growing by almost 1 petabyte per month, and maintains a database that includes more than 11.5 million de-identified clinical records, many with genomic profiles, integrated in a way that enables physicians to proactively diagnose and manage disease. This expanding database is a virtuous cycle of data: new data enables Sema4 to further develop, train, and refine predictive models and drive differentiated insights, which models and insights Sema4 deploys through its next generation diagnostic and research solutions and portals to support clinicians and researchers and engage patients, all of which interactions generate more data to continue the cycle.
While there are many companies seeking to harness the potential of big data to address the challenges within the healthcare ecosystem, Sema4 believes that few have the scale of Sema4 and its origins as a company conceived and nurtured within a world-class health system. We believe Sema4’s scale and health system origin have enabled it to build a significant and highly differentiated technological and informational asset positioned to drive precision medicine solutions into the standard of care in an unparalleled way.
Sema4’s principal executive office is located at 333 Ludlow Street, North Tower, 8th floor, Stamford, CT 06902, and its telephone number is (800) 298-6470. Sema4’s corporate website address is https://www.sema4.com/. Sema4’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
The Business Combination Proposal
On February 9, 2021, the Company and Merger Sub entered into the Merger Agreement with Sema4. The Sema4 stockholders have unanimously adopted and approved the Merger Agreement. CMLS shares are currently listed on Nasdaq. If the Merger Agreement is approved by Company stockholders at the Special Meeting, Merger Sub will merge with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company. For more information about the transactions contemplated by the Merger Agreement, please see the section entitled “Proposal No. 1 — Approval of the Business Combination.” Copy of the Merger Agreement is attached to this proxy statement as Annex A.
Merger Consideration to the Sema4 shareholders
Subject to the terms and conditions of the Merger Agreement, each share of Sema4 Class B common stock issued and outstanding immediately prior to the effective time will be converted into 1/100th of a share of Sema4 Class A common stock as set forth in the Merger Agreement. Immediately thereafter, each share of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the effective time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the merger consideration, with each Sema4 Stockholder being entitled to receive (collectively, clauses (i) through (iii), the “merger consideration”) (i) its pro rata share of the Closing Available Cash if such Sema4 Stockholder has made an election to receive cash, and, if further elected, such Sema4 Stockholder’s pro rata share excess amount of any closing available excess cash, provided that in no event will a Sema4 Stockholder’s cash payment exceed an amount equal to the product of such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount; (ii) a number of shares of Company Class A common stock equal to the quotient of: (A)(1) the product of (x) such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount minus (2) such Sema4 Stockholder’s stockholder cash payment amount divided by (B) $10.00; and (iii) its earn out pro rata share of any earn out shares to which such Sema4 Stockholder is entitled pursuant to the terms of the Merger Agreement (the “Earnout”), including the Earnout RSUs, which Earnout RSUs are subject to vesting and will not be legally issued and outstanding shares of Company common stock at the closing of the Business Combination (the “Closing”), in each case of clauses (i), (ii) and (iii), without interest, upon surrender of stock certificates representing all of such Sema4 Stockholder’s Sema4 Common Stock and Sema4 Preferred Stock and delivery of the other documents required pursuant to the Merger Agreement. As of the effective time, each Sema4 Stockholder shall cease to have any other rights in and to Sema4 and each certificate relating to ownership of shares of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares) will only represent the right to receive the applicable portion of the merger consideration.
Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the entity surviving the merger (the “Surviving Corporation”), which shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the effective time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted.
Each share of Sema4 Common Stock and Sema4 Preferred Stock held in the Sema4’s treasury or owned by the Company, Merger Sub or Sema4 immediately prior to the effective time (each an “Excluded Share”), shall be cancelled and no consideration shall be paid or payable with respect thereto.

The numbers of shares of Company Class A common stock that Sema4 Stockholders are entitled to receive as a result of the Merger is based upon the number of shares of Company Class A common stock, and as otherwise contemplated by the Merger Agreement shall be adjusted to appropriately reflect the effect of any stock split, split-up, reverse stock split, stock dividend or distribution (including any dividend or distribution of securities convertible into Company Class A common stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company Class A common stock occurring on or after the date hereof and prior to the Closing.
Following the Closing, within five Business Days after the occurrence of a Triggering Event, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers, the following shares of Company Class A common stock (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Company Class A common stock occurring on or after the Closing, the “Earn-Out Shares”), upon the terms and subject to the conditions set forth in the Merger Agreement and other related agreements: (i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares; (ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and (iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares. Upon the last day of any calendar year, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers the Earn-Out Shares that are in the Forfeiture Pool as in effect as of such date and that would have been issuable to Sema4 Stockholders as a result of the occurrence of a Triggering Event had they not been made subject to an award of Earnout RSUs.
Sema4 Stockholders and the Earn-Out Service Providers shall be entitled to receive Earn-Out Shares upon each Triggering Event, provided, however that each Triggering Event may only occur once, if at all, and in no event shall the Sema4 Stockholders and Earn-Out Service Providers, in the aggregate, be entitled to receive more than an aggregate number of Earn-Out Shares equal to more than 11% of the Earn-Out Total Outstanding Shares. Earn-Out Shares will be issued from the Forfeiture Pool only if the applicable Triggering event occurs.
Related Agreements
This section describes the material provisions of the Related Agreements, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements. Forms of the Forfeiture Agreement, Shareholder Lock-up Letter, Sponsor Support Agreement and Subscription Agreement are attached hereto as Annexes C, D, and E, respectively. Stockholders and other interested parties are urged to read such Related Agreements in their entirety prior to voting on the proposals presented at the Special Meeting.
Amended and Restated Registration Rights Agreement
In connection with the execution of the Business Combination Agreement, the Company, the Sponsor and certain other parties thereto (collectively, the “rights holders”) enter into the Amended and Restated Registration Rights Agreement, a form of which was agreed to on February 9, 2021, which will amend and restate in its entirety the existing registration rights agreement, dated September 1, 2020, by and between CMLS and the parties thereto. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, CMLS is to prepare and file with the SEC, no later than 30 days after the Closing Date, a shelf registration statement for an offering to be made on a continuous basis from time to time with respect to the resale of the registrable shares under the Amended and Restated Registration Rights Agreement. CMLS is further required to use commercially reasonable efforts to cause such shelf registration statement to be declared effective as soon as possible after filing, but in no event later than the earlier of 60 days following the filing date thereof and five business days after the SEC notifies CMLS that it will not review such registration statement, subject to extension in the event that the registration is subject comments from the SEC.

In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that CMLS file a registration statement on Form S-1 or Form S-3 to register certain shares of CMLS Class A common stock held by such rights holders. The Amended and Restated Registration Rights Agreement will also provide the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions. The Company will bear the expenses incurred in connection with the filing of any such registration statement.
Forfeiture Agreement
In connection with the execution of the Merger Agreement, the Company and the Sponsor entered into the Forfeiture Agreement whereby the Sponsor agreed to forfeit certain of its Private Placement Warrants and Class B common stock. Under the Forfeiture Agreement, up to 33% of Sponsor’s warrants and shares are subject to forfeiture based on the extent of redemptions from the Trust Account, such that Sponsor shall forfeit the full 33% of such warrants and shares if there are redemptions for 100% of the Trust Account and no warrants or shares if there are less than 3% redemptions (with the portion of such 33% of Sponsor’s warrants and shares that are forfeited adjusting on a linear basis in between 100% and 3% redemptions from the Trust Account).
ISMMS Lock-Up Agreement
In connection with the execution of the Merger Agreement, the Company and Icahn School of Medicine at Mount Sinai (“ISMMS”), a shareholder of Sema4, entered into the ISMMS Lock-Up Agreement whereby ISMMS agreed not to (i) sell, offer to sell, contract or agree to sell, hypothecate pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to shares of Company Class A common stock issued to ISMMS pursuant to the Merger Agreement (such shares of Company Class A common stock, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); the ISMMS will take none of the foregoing actions until the earliest of (a) the date that is 180 calendar days from the Closing Date, and (b) the date following the Closing Date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Company capital stock for cash, securities or other property. Notwithstanding the foregoing, the ISMMS may take any of the actions specified in clauses (i), (ii) and (iii) above at any time after the first date on which the closing price of Company Class A common stock has equaled or exceeded $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date.
Shareholder Lock-up Agreement
In connection with the execution of the Merger Agreement, each Sema4 Stockholder holding more than 1% of the outstanding common stock of Sema4 prior to the into a Stockholder Lock-up Agreement whereby such shareholder agreed not to (i) sell, offer to sell, contract or agree to sell, hypothecate pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to shares of Company Class A common stock issued to such shareholder pursuant to the Merger Agreement (such shares of Company Class A common stock, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); the PIPE Investor will take none of the foregoing actions until the earliest of (a) the date that is 180 calendar days from the Closing Date, and (b) the date following the Closing Date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Company capital stock for cash, securities or other property. Notwithstanding the foregoing, the shareholder may take any of the actions specified in clauses (i), (ii) and (iii) above at any time after the first date on which the closing price of Company Class A common stock has equaled or exceeded $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date.
Sponsor Support Agreement
In connection with the execution of the Merger Agreement, the Sponsor entered into the Sponsor Support Agreement with the Company and Sema4, pursuant to which, among other things, the Sponsor agreed to vote all shares of Company Class B Stock and Private Placement Warrants beneficially owned by the Sponsor in favor of each of the proposals and any other matters necessary or reasonably requested by Sema4 for consummation of the merger and the other transactions contemplated by the Merger Agreement, and against any other competing business combination proposal.
The Sponsor Support Agreement provides that the Sponsor will not redeem any shares of common stock in connection with the merger.
The Sponsor also agreed, subject to certain exceptions, not to (a) transfer any of its Company Class B Stock (which, immediately prior to the effective time, will be converted into 1/100th of a share of Class A common stock in accordance with organizational documents of Sema4) or Private Placement Warrants, (b) enter into any swap or other arrangement that transfers to another the Sponsor’s Company Class B Stock or Private Placement Warrants, (c) publicly announce any intention to effect any transaction specified by the foregoing until the earlier of (i) the effective time, (ii) such date and time as the Merger Agreement is terminated in accordance with its terms (the earlier of (i) and (ii), the “expiration time”), (iii) liquidation of the Company subsequent to the Closing.
The Sponsor Support Agreement provides for the terms of the Sponsor’s lock-up period with respect to its capital stock and warrants, the agreement also provides that no amendment may be made to the Inside Letter.
The Sponsor Support Agreement shall terminate and be of no further force or effect upon the earliest of: (i) the expiration time, (b) the liquidation of the Company, (iii) the written agreement of the Company, Sponsor and Sema4. Upon such termination of the Sponsor Support Agreement, all obligations of the parties under such agreement will terminate, without any liability or other obligation on the part of any party to any person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of the Sponsor Support Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Sponsor Agreement prior to such termination.
Inside Letter
In connection with the underwriting agreement and the IPO of the Company, the Company, the Sponsor and each insider and the Sponsor entered into the Insider Letter providing for a lock-up in relation to the Sponsor’s Class B common stock of the Company or any shares of Class A common stock of the Company until the earlier of (a) one year after the completion of the Company’s initial business combination and (b) subsequent to the business combination, (x) if the closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations, and the like) for any 20 trading days within any 30-day trading day period commencing at least 150 days after the Company’s initial business combination or (y) the date following the completion of the Company’s initial business combination on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A common stock for cash securities or other property. The Sponsor and each insider also agreed not to transfer any Private Placement Warrants (or any share of Class A common stock issued or issuable upon the exercise of the Private Placement Warrants), until 30 days after the completion of a business combination.
Subscription Agreements
In connection with the Business Combination, the Company entered into the Subscription Agreements with the PIPE Investors, pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the Closing, an aggregate of 35,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $350,000,000. The obligations to consummate the subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement. The PIPE Investment will be consummated substantially concurrently with the Closing. All of the PIPE investors have affirmed to us that the Restatement (as defined below) would not affect the closing of the Transaction. For more information about the Restatement please see the section entitled “Risk Factors — Risks Related to the Company and the Business Combination”.
Incentive Plan
Our Board approved the form of the Incentive Plan on February 9, 2021, subject to stockholder approval of the Incentive Plan at the Special Meeting. The purpose of the Incentive Plan is to promote our long-term success of the Company and the creation of stockholder value by encouraging service providers to focus on critical long-range corporate objectives, encouraging the attraction and retention of service providers with exceptional qualifications and linking service providers directly to stockholder interests through increased stock ownership. These incentives are provided through the grant of stock options, including incentive stock options, and nonqualified stock options, stock appreciation rights, restricted stock, and restricted stock units. For more information about the Incentive Plan, please see the section entitled “Proposal No. 5 — Approval of the Incentive Plan — Summary of the Incentive Plan.”
Employee Stock Purchase Plan
Our Board approved the form of the ESPP on February 9, 2021 subject to stockholder approval of the ESPP at the Special Meeting. The purpose of the ESPP Proposal is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing common stock on favorable terms and to pay for such purchases through payroll deductions. The Company believes by providing eligible employees with an opportunity to increase their proprietary interest in the success of the Company, the ESPP will motivate participants to offer their maximum effort to the Company and help focus them on the creation of long-term value consistent with the interests of the Company’s stockholders. For more information about the Incentive Plan, please see the section entitled “Proposal No. 6 — Approval of the ESPP.”
Redemption Rights
Pursuant to our current certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest not previously released to the Company to pay its franchise and income taxes, by (ii) the total number of then-outstanding public shares; provided that the Company will not redeem any shares of common stock issued in the IPO to the extent that such redemption would result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) in excess of $5,000,001. As of December 31, 2020, the estimated per share redemption price would have been approximately $10.00.
If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein. Please see the section entitled “Special Meeting of Company Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash. Any request for redemption may be withdrawn until the deadline for submitting redemption requests and thereafter, with our consent, until the Closing.
Impact of the Business Combination on the Company’s Public Float
It is anticipated that, upon completion of the Business Combination, assuming no redemptions: (i) the Company’s public stockholders (other than the PIPE Investors) will retain an ownership interest of approximately 19.3% in the post-combination company; (ii) the PIPE Investors will own approximately 12.7% (excluding certain PIPE Investors, who owned shares pre-transaction) of the post-combination company (such that public stockholders, including PIPE Investors, will own approximately 32% (adding the foregoing 2 subsets) of the post-combination company); (iii) our Initial Stockholders (including our Sponsor) will own approximately 24.2% of the post-combination company; and (iv) the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of Company common stock. The foregoing percentage excludes 29,367,501 options for the purchase of 29,367,501 shares of Company common stock, which are authorized and subject to stock options but will not yet be issued at closing, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.” The PIPE Investors have agreed to purchase 35,000,000 shares of common stock in the aggregate, for $350,000,000 of gross proceeds. The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (i) warrants to purchase common stock that will remain outstanding immediately following the Business Combination, (ii) the issuance of the Earn-Out Shares to the Sema4 equity holders should the earn-out conditions in the Merger Agreement be satisfied or (iii) the issuance of any shares upon completion of the Business Combination under the Incentive Plan and the ESPP, copies of which are attached to this proxy statement as Annex D and Annex E, respectively. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information,” “Proposal No. 5 — Approval of the Incentive Plan” and “Proposal No. 6 — Approval of the ESPP.”
The following table illustrates varying ownership levels in the Company, assuming no redemptions by the Company’s public stockholders and the maximum redemptions by the Company’s stockholders:

	No Redemptions	Maximum Redemptions
The Company’s public stockholders	19.3%	4.0%
PIPE Investors	12.7%	13.0%
Initial Stockholders (excluding certain PIPE Investors)	4.8%	3.6%
The former Sema4 equity holders	63.1%	79.4%
	100%	100%
Please see ‘‘Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction’’.
The Charter Approval Proposal
Upon the Closing, our current certificate of incorporation will be amended promptly to reflect the Charter Approval Proposal to:
•change the post-combination company’s name to [                  ];
•delete provisions relating to our status as a blank check company;
•the charter provides for 380,000,000 class A common stock authorized and 1,000,000 of preferred stock authorized. We would not expect this needs to be increased based on the pro forma cap tables; and
•change the stockholder vote required to 66 2/3% in voting power of the stock of the post-combination company in order for stockholders to amend certain provisions of our Amended and Restated Certificate of Incorporation unless 2/3rds of the whole board of directors of the post-combination company approves such an amendment in which case such stockholder vote will require only a majority in voting power of the then outstanding stock of the post-combination company.
Please see the section entitled “Proposal No. 3 — The Charter Approval Proposal” for more information.

Other Proposals
In addition, the stockholders of the Company will be asked to vote on:
•a proposal to approve, for purposes of complying with applicable Nasdaq Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Business Combination and the PIPE Investment (Proposal No. 2);
•a separate proposal to approve, on a non-binding advisory basis, certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with SEC requirements (Proposal No. 4);
•a proposal to approve and adopt the Incentive Plan, a copy of which is attached to this proxy statement as Annex D, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 5);
•a proposal to approve and adopt the ESPP, a copy of which is attached to this proxy as Annex E, including the authorization of the initial share reserve under the ESPP (Proposal No. 6); and
•a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal (Proposal No.7).
Please see the section entitled “Proposal No. 2 — The Nasdaq Stock Issuance Proposal,” “Proposal No. 4 — Approval of Certain Governance Provisions in the Amended and Restated Certificate of Incorporation,” “Proposal No. 5 — Approval of the Incentive Plan,” “Proposal No. 6 — Approval of the ESPP,” “Proposal No. 7 – The Director Election Proposal,” “Proposal No. 8 — The Adjournment Proposal” and “Proposal No. 9 --- The Auditor Ratification” for more information.
Date and Time of Special Meeting
The Special Meeting will be held on [          ], [          ] at [          ] Eastern time at https://www.cstproxy.com/CMLS/sm2021, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. The Special Meeting will be conducted exclusively via live webcast and so stockholders will not be able to attend the meeting in person. Stockholders may attend the special meeting online and vote at the Special Meeting by visiting https://www.cstproxy.com/CMLS/sm2021 and entering your 12-digit control number, which is either included on the proxy card you received or obtained through Continental Stock Transfer & Trust Company.
Registering for the Special Meeting
Any stockholder wishing to attend the virtual meeting should register for the meeting by [            ], Eastern time, on [            ], 2021, at https://www.cstproxy.com/CMLS/sm2021. To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:
•If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/CMLS/sm2021, enter the 12-digit control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
•Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. After contacting Continental Stock

Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access.
Voting Power; Record Date
Only Company stockholders of record at the close of business on [                ], 2021, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of Company common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 55,343,750 shares of Company common stock outstanding and entitled to vote, of which 44,275,000 are public shares and 11,068,750 are Founder Shares held by our Initial Stockholders.
Accounting Treatment
The Business Combination will be accounted for as a reverse recapitalization, in accordance with GAAP. Under this method of accounting, although CMLS will issue shares for outstanding equity interests of Sema4 in the Business Combination, CMLS will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Sema4 issuing stock for the net assets of CMLS, accompanied by a recapitalization. The net assets of CMLS will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Sema4.
Appraisal Rights
Appraisal rights are not available to our stockholders in connection with the Business Combination.
Proxy Solicitation
The Company is soliciting proxies on behalf of its Board. Proxies may be solicited by mail. The Company has engaged D,F. King to assist in the solicitation of proxies.
If a stockholder grants a proxy, it may still vote its shares at the Special Meeting if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy, as described in the section entitled “Special Meeting of Company Stockholders — Revoking Your Proxy.”
Interests of Certain Persons in the Business Combination
In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.
These interests include, among other things:
•the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination;
•the fact that our Sponsor will retain 11,068,750 Founder Shares upon the Closing;
•the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

•if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination; the fact that Joshua Ruch, Michael Pellini and Rachel Sherman may join as board members of the post-combination company (dependent on the approval of the Director Election Proposal), and Nat Turner, Emily Leproust and Eli Casdin will continue as a board member of the post-combination company, and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;
•the fact that our Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the applicable deadline;
•that Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, and JS Capital LP, funds that are advised by an affiliate of the Sponsor, have entered into Subscription Agreements with the Company, pursuant to which such affiliates have committed to purchase 240,000; 3,696,000; 64,000; and 500,000 shares of common stock in the PIPE Investment, respectively, for an aggregate commitment of approximately $2,400,000; $36,960,000; $640,000; $5,000,000, respectively; and
•that Casdin Partners Master Fund, L.P., a fund that is advised by an affiliate of the Sponsor, has entered into a Subscription Agreement with the Company, pursuant to which the affiliate has committed to purchase 5,000,000 shares of common stock in the PIPE Investment for an aggregate commitment of approximately $50,000,000.
Reasons for the Approval of the Business Combination
We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We sought to do this by utilizing the networks and industry experience of both our Sponsor and our Board to identify, acquire and operate one or more businesses within or outside of the United States, although we were not limited to a particular industry or sector, we focused on the life sciences sector.
In particular, our Board considered, among other things, the following positive factors, although not weighted or in any order of significance:
•Leading Industry Position with Supportive Long-Term Dynamics and Competitive Market Advantage. The Board considered the fact that Sema4, with its next generation information and genomic platform that promises to yield insights to improve standards of care and drug discovery, satisfies all of the factors contributing to sustainable competitive advantages that the Board sought in a target.
•Stable Free Cash Flow, Prudent Debt and Financial Visibility. The Board considered that Sema4 has no debt, limited capital expenditures, and therefore satisfies the Board’s criteria of acquiring a business that has historically generated, or has the near-term potential to generate, strong and sustainable free cash flow.
•Clear Use of Proceeds and SPAC as Preferred Course of Action. The Board considered that a SPAC transaction is Sema4’s preferred course of action, as opposed to a traditional initial public offering, because Sema4 can provide forward-looking guidance and talk more directly about projections for future years that are backed by existing customer contracts. As a result, Sema4’s ability to become a publicly-traded company is accelerated through a SPAC, and the proceeds raised in the Business Combination will fund Sema4 to positive cash flow and enable selective acquisitions.
•Committed and Capable Management Team. The Board considered that Sema4 has a professional management team whose interests are aligned with those of our stockholders and can clearly and confidently articulate the business plan and market opportunities to public market investors. Founder and Chief Executive Officer Eric Schadt has built groups and companies throughout the industry to elucidate the complexity of human diseases, and he has published more than 450 peer-reviewed papers in leading scientific journals and contributed to discoveries relating to the genetic basis of common human diseases such as diabetes, obesity, and Alzheimer’s disease. Sema4 CFO Isaac Ro is an industry icon having over 20 years of financial leadership and experience, with a strong focus on the medical technology and life sciences space.
•Potential to Engage Key Industry Partners. The Board and management team includes individuals with relationships across the industry which will allow Sema4 to strategically align itself for synergistic collaborations and engagement with other industry leading companies.
•Potential to Grow, including Through Further Consolidation Opportunities. The Board considered that Sema4 has the potential to grow organically with its team of world class data scientists and engineers focused on category-defining healthcare intelligence. In particular, Sema4 is in an industry with significant opportunities and rationale for industry consolidation across multiple segments.
•Opportunities Arising from Sema4’s Business and Growth Model. The Board considered Sema4's focus on the opportunities arising from its patient-centric model, open architecture for partnerships, and a collaborative focus on key industry partners, including health systems and pharmaceutical companies that should drive growth, and that the additional cash available to Sema4 from the transaction should permit Sema4 to accelerate its business plan beyond the stand alone plan provided by Sema4.
•Committed and Capable Management Team. The Board considered that Sema4 has an experienced and professional management team. Founder and Chief Executive Officer Eric Schadt has built groups and companies throughout the industry to elucidate the complexity of human diseases, and he has published more than 450 peer-reviewed papers in leading scientific journals and contributed to discoveries relating to the genetic basis of common human diseases such as diabetes, obesity, and Alzheimer’s disease. Sema4 CFO Isaac Ro has over 20 years of financial leadership and experience, with a strong focus on the medical technology and life sciences space.
•Potential for Key Industry Partnerships. The Sema4 board and management team includes individuals with relationships across the industry that should allow Sema4 to strategically align itself for synergistic partnerships with other companies in the industry.
•Potential to Grow Through Both Organic and Inorganic Opportunities. The Board considered that Sema4 has the potential to grow organically with its team of data scientists and engineers focused on category-defining healthcare intelligence. In addition, Sema4 is in an industry with opportunities and rationale for inorganic growth through acquisitions of complementary businesses in addition to organic growth. The ability to take advantage of these opportunities is expected to be facilitated by the additional cash being made available to Sema4 as a result of the business combination.
•Benefit of Combining Board Members of both the Company and Sema4. The Board considered that the addition of members of the CM Life Board to the Sema4 board of directors as part of the business combination will provide Sema4 with additional board members experienced in the life sciences industry and with experience as members of the board of a public company. For more information about our decision-making process, please see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Company’s Board of Directors’ Reasons for the Approval of the Business Combination.”

Conditions to Closing of the Business Combination
Conditions to Each Party’s Obligations
The respective obligations of the Company and Sema4 to complete the Business Combination are subject to the satisfaction of the following conditions:
•the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement by the requisite vote of the Sema4 stockholders;
•the Company must have $5,000,001 of net tangible assets, as more fully described in “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Conditions to the Merger”;
•the applicable waiting period(s) under the HSR Act and, if required, any other applicable antitrust law in respect of the transactions contemplated by the Merger Agreement must have expired or been terminated; and
•there must be no legal requirement prohibiting, enjoining or making illegal the consummation of the transactions contemplated by the Merger Agreement and no restraining order prohibiting, enjoining or making illegal the consummation of such transactions may be in effect, as more fully described in “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Conditions to the Merger”;
Conditions to the Company’s Obligations
The obligation of the Company to complete the Business Combination is also subject to the satisfaction, or waiver by the Company, of the following conditions:
•the accuracy of the representations and warranties of Sema4 as of the date of the Merger Agreement and as of the Closing, subject to certain materiality and material adverse effect thresholds, as more fully described in “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Conditions to the Merger” ;
•Sema4 must have performed or complied with all agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects;
•Sema4 must have delivered to the Company a certificate signed by an officer of Sema4 certifying that the two preceding conditions have been satisfied;
•approval of the transactions contemplated by the Merger Agreement must have been received from the Sema4 stockholders;
•no material adverse effect may have occurred since the date of the Merger Agreement that is continuing; and
•Sema4 must have delivered, or caused to have been delivered, or must stand ready to deliver all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including copies of the documents to be delivered by the company pursuant to the Merger Agreement, duly executed by the applicable signatory or signatories specified therein, if any.
Conditions to Sema4’s Obligations
The obligation of Sema4 to complete the merger is also subject to the satisfaction, or waiver by Sema4, of the following conditions:
•the accuracy of the representations and warranties of the Company as of the date of the Merger Agreement and as of the Closing, subject to certain materiality and material adverse effect thresholds, as more fully described in “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Conditions to the Merger”;
•the Company and Merger Sub must have performed or complied with all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Closing Date, in each case in all material respects;
•the Company must have delivered to Sema4 a certificate, signed by an executive officer of the Company and dated as of the Closing Date, certifying that the two preceding conditions have been satisfied;
•the Company must have delivered or must stand ready to deliver all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including copies of the documents to be delivered by the Company pursuant to the Merger Agreement, duly executed by the Company and Merger Sub, as applicable;
•the Company certificate of incorporation must be amended and restated in the form attached to the Merger Agreement and the Company Bylaws must be amended and restated in the form attached to the Merger Agreement;
•the Company must have made appropriate arrangements to have the Trust Account, less amounts paid and to be paid pursuant the Merger Agreement, available to the Company for payment of the cash payment amount to be paid at Closing, and the Company and Sema4 transaction costs at the Closing;
•the funds contained in the Trust Account, together with the Subscription Agreements to be received substantially concurrently with the Closing, must equal or exceed $300,000,000, following (i) payment of the aggregate amount of cash proceeds that will be required to satisfy any exercise of the redemptions by the Company stockholders, and (ii) payment of all Company and Sema4 transaction costs;
•the shares of Company common stock to be issued in connection with the Merger must have been approved for listing on the Nasdaq; and
•no material adverse effect must have occurred since the date of the Merger Agreement and be continuing.
Regulatory Matters
Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a request for additional information or documentary material related to the Business Combination (a “Second Request”), the waiting period with respect to the Business Combination will be extended for an additional period of 30 calendar days, which will begin on the date on which the Company and Sema4 each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time. On February 24, 2021, the Company and Sema4 filed the required forms under the HSR Act with the Antitrust Division and the FTC. The waiting period under the HSR Act with respect to the Business Combination expired on March 26, 2021.
At any time before or after consummation of the Business Combination, notwithstanding any termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result. Neither the Company nor Sema4 is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Quorum and Required Vote for Proposals for the Special Meeting
A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding on the record date and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.
The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governance Proposal, which is a non-binding advisory vote, the Incentive Plan Proposal, the ESPP Proposal, the Director Proposal, the Adjournment Proposal and the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock represented in person or by proxy and entitled to vote at the Special Meeting. The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock entitled to vote thereon at the Special Meeting.
A failure to vote or an abstention will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal, and the Adjournment Proposal. However, an abstention or failure to vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.
The proposals in this proxy statement (other than the Governance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the ESPP Proposal.
It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal, the ESPP Proposal or the Charter Approval Proposal do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.
Recommendation to Company Stockholders
Our Board believes that each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal, the Director Election Proposal, the Adjournment Proposal and the Auditor Ratification Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and recommends that its stockholders vote “FOR” each of the proposals.
When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. Please see “Special Meeting of Company Stockholders — Recommendation to Company Stockholders.”
Risk Factors
In evaluating the Business Combination and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” of this proxy statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of the Company and Sema4 to complete the Business Combination, and (ii) the business, cash flows, financial condition and results of operations of Sema4 prior to the consummation of the Business Combination and the post-combination company following the consummation of the Business Combination.

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY
The following table contains summary historical financial data for the Company as of and for the year ended December 31, 2020. Such data for the year ended and as of December 31, 2020 have been derived from the audited financial statements of the Company, which are included elsewhere in this proxy statement. The information below is only a summary and should be read in conjunction with the sections entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Information About the Company” and our financial statements, and the notes and schedules related thereto, which are included elsewhere in this proxy statement.

Statement of Operations Data	For the Period from July 10, 2020 (Inception) Through December 31, 2020
General and administrative expenses	$206,195
Loss from operations	(206,195)

Other income:
Interest earned on investments held in Trust Account	13,951
Change in fair value of warrant liability	(38,510,584)
Transaction Costs	(1,204,771)
Loss before provision for income taxes	(39,907,599)
Provision for income taxes	—
Net loss	$(39,907,599)

Weighted average shares outstanding of Class A redeemable common stock	44,275,000
Basic and diluted income per share, Class A redeemable common stock	$0.00

Weighted average shares outstanding of Class B non-redeemable common stock	10,633,062
Basic and diluted net loss per share, Class B non-redeemable common stock	$(3.75)

Balance Sheet Data	For the Period from July 10, 2020 (Inception) Through December 31, 2020
ASSETS
Current assets
Cash	$1,094,681
Prepaid expenses	277,031
Total Current Assets	1,371,712

Cash and marketable securities held in trust account	442,763,951
Total Assets	444,135,663

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$97,120
Total Current Liabilities	97,120
Warrant liability	70,322,418
Deferred underwriting fee payable	15,496,250
Total Liabilities	85,915,788

Commitments and contingencies

Class A common stock subject to possible redemption, 35,321,987 shares at $10.00 per share	353,219,870

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A common stock, $0.0001 par value; 380,000,000 shares authorized; 8,953,013 shares issued and outstanding (excluding 35,321,987 shares subject to possible redemption)	895
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 11,068,750 shares issued and outstanding	1,107
Additional paid-in capital	44,905,602
Accumulated deficit	(39,907,599)
Total Stockholders’ Equity	5,000,005
Total Liabilities and Stockholders’ Equity	$444,135,663

Cash Flow Data	For the Period from July 10, 2020 (Inception) Through December 31, 2020
Cash Flows from Operating Activities:
Net loss	$(39,907,599)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on investments held in Trust Account	(13,951)
Change in fair value of warrant liability	38,510,584
Transaction costs	1,204,771
Changes in operating assets and liabilities:
Prepaid expenses	(277,031)
Accrued expenses	97,120
Net cash used in operating activities	(386,106)

Cash Flows from Investing Activities:
Investment of cash into Trust Account	(442,750,000)
Net cash used in investing activities	(442,750,000)

Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	433,895,000
Proceeds from sale of Private Placement Warrants	10,855,000
Proceeds from promissory note – related party	112,837
Repayment of promissory note – related party	(165,081)
Payment of offering costs	(466,969)
Net cash provided by financing activities	444,230,787

Net Change in Cash	1,094,681
Cash – Beginning of period	—
Cash – End of period	$1,094,681

Non-Cash financing activities:
Initial classification of common stock subject to possible redemption	$380,268,982
Change in value of common stock subject to possible redemption	$(27,049,112)
Initial classification of warrant liabilities	$31,811,834
Deferred underwriting fee payable	$15,496,250
Offering costs paid directly by Sponsor in consideration for the issuance of Class B common stock	$25,000
Payment of offering costs through promissory note — related party	$52,244

SELECTED HISTORICAL FINANCIAL DATA OF SEMA4
The selected historical consolidated statements of operations data of Sema4 for the years ended December 31, 2020, 2019 and 2018 and the historical consolidated balance sheet data as of December 31, 2020 and 2018 are derived from Sema4’s audited consolidated financial statements included elsewhere in this proxy statement. Sema4’s historical results are not necessarily indicative of the results that may be expected in the future. You should read the following selected historical consolidated financial data together with “Sema4’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Sema4 consolidated financial statements and related notes included elsewhere in this proxy statement.

	Year Ended December 31,
	2020	2019	2018
	(in thousands, except per share amounts)
Revenue
Diagnostic test revenue (including related party revenue of $285, $0 and $0 for the years ended December 31, 2020, 2019, and 2018, respectively)(1)	$175,351	$191,667	$132,970
Other revenue (including related party revenue of $3, $1,180 and $254 for the years ended December 31, 2020, 2019 and 2018, respectively)	3,971	4,507	371
Total revenue	179,322	196,174	133,341
Cost of services (including related party expenses of $2,189, $1,859 and $4,122 for the years ended December 31, 2020, 2019 and 2018, respectively)(1)	184,648	119,623	92,093
Gross (loss) profit	(5,326)	76,551	41,248
Research and development	72,700	34,910	21,383
Selling and marketing	53,831	33,118	19,947
General and administrative	100,742	29,484	19,449
Related party expenses	9,395	9,452	9,132
Loss from operations	(241,994)	(30,413)	(28,663)

Other income (expense):
Interest income	506	988	—
Interest expense	(2,474)	(783)	(248)
Gain on extinguishment of debt	—	—	4,500
Other income, net	2,622	504	539
Total other income, net	654	709	4,791
Loss before income taxes	(241,340)	(29,704)	(23,872)
Income tax provision	—	—	—
Net loss and comprehensive loss	$(241,340)	$(29,704)	$(23,872)

Redeemable convertible preferred stock dividends	—	3,039	2,951
Net loss attributable to common stockholders	$(241,340)	$(32,743)	$(26,823)

Weighted average shares outstanding of Class A common stock	1	1	1
Basic and diluted net loss per share, Class A common stock	$(5,824)	$(32,743)	$(26,823)
Weighted average shares outstanding of Class B common stock	4,044	—	—
Basic and diluted net loss per share, Class B common stock	(58)	—	—

_________________
(1)Includes stock-based compensation expense as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Cost of services	$13,947	$710	$748
Research and development	26,650	1,281	1,135
Selling and marketing	10,750	650	416
General and administrative	68,884	2,841	3,306
Total stock-based compensation expense	$120,231	$5,482	$5,605

	As of December 31,
	2020	2019
	(in thousands)
Consolidated Balance Sheet Data:
Cash and cash equivalents	$108,132	$115,006
Total assets	251,642	203,839
Total liabilities	247,254	75,435
Convertible preferred stock	334,439	217,115
Total stockholders’ (deficit) equity	(330,051)	(88,711)

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
The following selected unaudited pro forma condensed combined financial data is derived from the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations included elsewhere in this proxy statement/prospectus.
The unaudited pro forma condensed combined financial statements are based on CMLS’s historical financial statements and Sema4’s historical financial statements as adjusted to give effect to the Business Combination and the PIPE Investment. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Business Combination, treated as a reverse recapitalization for accounting purposes, and the PIPE Investment as if they had been consummated on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, give effect to the Business Combination and the PIPE Investment as if they had occurred on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). CMLS has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company upon consummation of the Business Combination and the PIPE Investment.
The unaudited pro forma condensed combined financial statements are for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. CMLS and Sema4 have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
This information should be read together with CMLS’s and Sema4’s historical financial statements and related notes, “Unaudited Pro Forma Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CMLS,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sema4,” and other financial information relating to CMLS and Sema4 included elsewhere in this proxy statement/prospectus.
The selected unaudited pro forma condensed combined financial data below presents two redemption scenarios as follows:
•Assuming no Redemptions: This presentation assumes that no CMLS public stockholders exercise their rights to redeem any of their Public Shares for a pro rata portion of the funds in the Trust Account. Thus, the full amount held in the Trust Account as of Closing is available for the Business Combination, and Sema4 equity holders receive $333.0 million of Merger Consideration in cash at Closing.
•Assuming maximum Redemptions: This presentation assumes that CMLS public stockholders holding 35,321,987 shares of Class A common stock exercise their rights to redeem their Public Shares (as defined herein) or a pro rata portion of the funds in the Trust Account. This scenario gives effect to redemptions of 35,321,987 shares of Class A common stock of CMLS for aggregate redemption payments of $353.2 million, using a per-share redemption price of $10.00, which is the maximum redemption amount after which the closing conditions of the Merger Agreement are still achieved. Under this maximum redemption scenario, Sema4 equity holders would not be entitled to receive any of their Merger Consideration in cash, and the closing cash payment amount under the Merger Agreement is $0.

Additionally, 2,923,462 shares of Class B common stock would be forfeited by the Sponsor as a result of the maximum redemptions in accordance with the Forfeiture Agreement.

	Pro Forma
	Year Ended December 31, 2020
	Scenario 1 Assuming No Redemptions	Scenario 2 Assuming Maximum Redemptions
	(in thousands)
Combined Statement of Operations data:
Total revenue	$179,322	$179,322
Loss from operations	(246,575)	(246,575)
Net loss	(285,637)	(285,637)
Net loss attributable to common stockholders	(285,637)	(285,637)

	Pro Forma
	As of December 31, 2020
	Scenario 1 Assuming No Redemptions	Scenario 2 Assuming Maximum Redemptions
	(in thousands)
Combined Balance Sheet data:
Total assets	$655,166	$634,946
Long-term debt	18,971	18,971
Total liabilities	386,373	386,373
Total stockholders’ equity (deficit)	268,793	248,573

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion and effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and Sema4, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of Sema4; benefits of the Business Combination; statements of the plans, strategies and objectives of management for future operations of Sema4; statements regarding future economic conditions or performance; and other statements regarding the Business Combination. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to statements about the ability of CMLS and Sema4 prior to the Business Combination, and the post-combination company following the Business Combination, to:
•meet the Closing conditions to and complete the Business Combination;
•realize the benefits expected from the Business Combination;
•the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;
•the post-combination company’s ability to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;
•the post-combination company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;
•factors relating to the business, operations and financial performance of Sema4, including:
◦the post-combination company’s ability to comply with laws and regulations applicable to its business; and
◦market conditions and global and economic factors beyond the post-combination company’s control;
•intense competition and competitive pressures from other companies worldwide in the industries in which the combined company will operate;
•litigation and the ability to adequately protect the post-combination company’s intellectual property rights; and
•other factors detailed under the section entitled “Risk Factors.”
Factors that could cause the actual results to differ materially from those described in the forward-looking statements include those set forth in the risk factors included in this proxy statement. Any forward-looking statements made in this proxy statement are qualified in their entirety by the forward-looking statements contained or referred to in this section, and there is no assurance that the actual results or developments anticipated by either the Company or Sema4 will be realized. All subsequent written and oral forward-looking statements concerning the Company, Sema4, the post-combination company, the transactions contemplated by the Merger Agreement or other matters attributable to the Company or Sema4 or any person acting on their behalf are expressly qualified in their entirety by the forward-looking statements above. Except to the extent required by applicable law, the Company and Sema4 are under no obligation (and expressly disclaim any such obligation) to update or revise their forward-looking statements whether as a result of new information, future events, or otherwise.

RISK FACTORS
You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the Special Meeting. The following risk factors related to Sema4 apply to the business and operations of Sema4 and will also apply to the business and operations of the post-combination company following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the post-combination company. You should also carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We or Sema4 may face additional risks and uncertainties that are not presently known to us or Sema4, or that we or Sema4 currently deem immaterial, which may also impair our or Sema4’s business or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.
Risks Related to Sema4’s Business, Industry and Operations
Certain risks may have a material adverse effect on Sema4’s business, financial condition and results of operations. These risks include those described below and may include additional risks and uncertainties not presently known to Sema4 or that Sema4 currently deems immaterial. These risks should be read in conjunction with the other information in this proxy statement, including Sema4’s financial statements and related notes thereto and “Sema4’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement.
The COVID-19 pandemic has affected and may further materially and adversely affect Sema4’s business and financial results.
The COVID-19 pandemic, together with related precautionary measures, began to materially disrupt Sema4’s business in April 2020 and may continue to disrupt its business for an unknown period of time. The territories in which Sema4 markets, sells, distributes and performs its tests and performs its health information and data science services are attempting to address the COVID-19 pandemic in varying ways, including stay-at-home orders, temporarily closing businesses, restricting gatherings, restricting travel, and mandating social distancing and face coverings. Certain jurisdictions have begun re-opening only to return to restrictions due to increases in new COVID-19 cases. Even in areas where “stay-at-home” restrictions have been lifted and the number of cases of COVID-19 has declined, many individuals remain cautious about resuming activities such as preventive-care medical visits. Medical practices continue to be cautious about allowing individuals, such as sales representatives, into their offices. Many individuals continue to work from home rather than from an office setting. The level and nature of the disruption caused by COVID-19 is unpredictable, may be cyclical and long-lasting and may vary from location to location. As a result, Sema4 experienced a significant impact to its 2020 operating results, including its order volumes, revenues, margins, and cash utilization, among other measures.
Beginning in March 2020, Sema4 undertook temporary precautionary measures intended to help minimize the risk of the virus to its employees, including requiring most employees to work remotely; suspending field-based, face-to-face interactions by its sales force; requiring on-site employees to undergo COVID-19 testing, wear personal protective equipment (including face masks or shields) and maintain social distancing; pausing all non-essential travel for its employees; and limiting employee attendance at industry events and in-person work-related meetings, to the extent those events and meetings are continuing. Sema4’s current partners also took similar precautions, including suspending face-to-face interactions between sales representatives and healthcare providers.
Sema4 expects to adjust its precautionary measures at its various locations based on local recovery levels and applicable governmental regulations. For example, a portion of Sema4’s sales force has recommenced field-based interactions, although access to healthcare providers remains limited and the resumption of normal activities is expected to be gradual. Sema4’s business could be negatively affected if it takes excessive, ineffective or inadequate precautions.
The COVID-19 pandemic has materially impacted Sema4’s business, and may continue to impact its business for an unknown period of time. Such impacts may include the following:
•Healthcare providers or patients have canceled or delayed scheduling, and for an extended period of time may continue to cancel or delay scheduling, standard wellness visits and other non-emergency appointments and procedures (including oncology and pregnancy-related screenings), contributing to a decline in orders for Sema4’s products or services;
•Restrictions on travel, commerce and shipping may prevent patients and pathologists from shipping samples to Sema4’s clinical laboratories;
•Illnesses, quarantines, financial hardships, restrictions on travel, commerce and shipping, or other consequences of the pandemic, may disrupt Sema4’s supply chain or other business relationships, and it or other parties may assert rights under force majeure clauses to excuse performance;
•Sema4 has experienced, and for an extended period of time may continue to experience, reduced volumes at its clinical laboratories and it may need to suspend operations at some or all of its clinical laboratories;
•Sema4 has taken, and may take additional, cost cutting measures, which may hinder its efforts to commercialize its products or delay the development of future products and services. Further, Sema4 might not realize all of the cost savings it expects to achieve as a result of those efforts;
•Sema4 and its partners have postponed or cancelled clinical studies, which may delay or prevent its launch of future products and services;
•Sema4’s workforce, much of which has been asked to work remotely in an effort to reduce the spread of COVID-19, may be infected by the virus or otherwise distracted;
•A combination of factors, including infection from the virus, supply shortfalls, and inability to obtain or maintain equipment, could adversely affect Sema4’s lab capacity and its ability to meet the demand for its testing services. In addition, in April of 2020 Sema4 began offering a COVID-19 test and by devoting lab capacity and supplies to that test, it may experience capacity limitations and supply shortfalls that adversely affect its ability to provide women’s health and oncology testing, and other tests that may generate more revenue and higher profits; and
•Sema4 may inaccurately estimate the duration or severity of the COVID-19 pandemic, which could cause it to misalign its staffing, spending, activities and precautionary measures with current or future market conditions.
Despite Sema4’s efforts, the ultimate impact of COVID-19 depends on factors beyond its knowledge or control, including the duration and severity of the pandemic, third-party actions taken to contain its spread and mitigate its public health effects and short- and long-term changes in the behaviors of medical professionals and patients resulting from the pandemic.
Additionally, the anticipated economic consequences of the COVID-19 pandemic have adversely impacted financial markets, resulting in high share price volatility, reduced market liquidity, and substantial declines in the market prices of the securities of many publicly traded companies. Following the Business Combination volatile or declining markets for equities could adversely affect the post-combination company’s ability to raise capital in the future when needed through the sale of shares of common stock or other equity or equity-linked securities. If these market conditions persist when and if the post-combination company needs to raise capital, and if it is able to sell shares of its common stock following the Business Combination under then prevailing market conditions, the post-combination company might have to accept lower prices for its shares and issue a larger number of shares than might have been the case under better market conditions, resulting in significant dilution of the interests of its stockholders.

Due to the high degree of uncertainty regarding the implementation and impact of the CARES Act and other legislation related to COVID-19, there can be no assurance that Sema4 will be able to comply with the applicable terms and conditions of the CARES Act and retain such assistance.
On March 27, 2020, the CARES Act was signed into law, aimed at providing emergency assistance and health care for individuals, families, and businesses affected by the COVID-19 pandemic and generally supporting the U.S. economy. The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, and modifications to the net interest deduction limitations. The CARES Act and similar legislation intended to provide assistance related to the COVID-19 pandemic also authorized $175.0 billion in funding to be distributed by the U.S. Department of Health and Human Services, or the HHS, to eligible health care providers. This funding, known as the Provider Relief Fund, is designated to fund eligible healthcare providers’ healthcare-related expenses or lost revenues attributable to COVID-19. On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law, which adds $3.0 billion to the Provider Relief Fund. Payments from the Provider Relief Fund are subject to certain eligibility criteria, as well as reporting and auditing requirements, but do not need to be repaid to the U.S. government if recipients comply with the applicable terms and conditions.
In 2020, Sema4 received $5.4 million as part of the stimulus, comprised of $2.6 million received under the Provider Relief Fund, or PRF, distribution and $2.8 million received under the Employee Retention Credit, or ERC, distribution. PRF distributions to healthcare providers are not loans and will not be required to be repaid; however, as a condition to receiving these payments, providers must agree to certain terms and conditions and submit sufficient documentation demonstrating that the funds are being used for healthcare-related expenses or lost revenue attributable to the COVID-19 pandemic. ERC distributions are refundable tax credits for 50% of qualified wages paid to employees during the pandemic. A company is eligible for the ERC if it has not received a Paycheck Protection Program loan under the Cares Act and (1) its operations have been fully or partially suspended because of COVID-19 or (2) its gross receipts in a calendar quarter in 2020 declined by more than 50% from the same period in 2019. At the time of applying for the ERC, Sema4 concluded that the eligibility requirements were met. However, subsequent to the filing of the application, Sema4’s revenue was revised due to a change in estimate as a result of finalizing its accounting records, which impacted the applicable periods and calculations for determining eligibility, and may no longer meet the eligibility requirements. As such, Sema4 has deferred the recognition of the ERC distribution and recorded the proceeds in other liabilities on the balance sheets for the year ended December 31, 2020. See Note 2 to Sema4’s financial statements contained elsewhere in this proxy statement.
Due to the high degree of uncertainty regarding the implementation of the CARES Act, the Consolidated Appropriations Act, 2021 and other stimulus legislation, and due to Sema4’s revenue revisions, there can be no assurance that the terms and conditions of the PRF, ERC or other relief programs will not change or be interpreted in ways that affect Sema4’s ability to comply with such terms and conditions in the future, which could affect its ability to retain such assistance. Sema4 will continue to monitor its compliance with the terms and conditions of the PRF, including demonstrating that the distributions received have been used for healthcare-related expenses or lost revenue attributable to COVID-19, and the ERC. If Sema4 is unable to comply with current or future terms and conditions, its ability to retain some or all of the distributions received may be impacted, and it may be subject to actions including payment recoupment, audits and inquiries by governmental authorities, and criminal, civil or administrative penalties.
Other companies or institutions may develop and market novel or improved technologies, which may make Sema4’s technologies less competitive or obsolete.
Sema4 operates in a rapidly evolving and highly competitive industry. There are a number of private and public companies that offer products or services or have announced that they are developing products or services that compete, or may one day compete, with its products or services. Some of Sema4’s current and potential competitors possess greater brand recognition, financial and other resources and development capabilities than it does. As the fields of genomic analysis and health information become more widely known to the public, Sema4 anticipates that competition will further increase. Sema4 expects to compete with a broad range of organizations in the U.S. and other countries that are engaged in the development, production and commercialization of genetic screening products, including women’s health and oncology screening products, health information services, and analytics, and data science services, and other diagnostic products. These competitors include:
•companies that offer clinical, research and data clinical services, molecular genetic testing and other clinical diagnostics, life science research and drug discovery services, data services and healthcare analytics, and consumer genetics products;
•academic and scientific institutions;
•governmental agencies; and
•public and private research organizations.
Sema4 may be unable to compete effectively against its competitors either because their products and services are superior or because they may have more expertise, experience, financial resources, or stronger business relationships. These competitors may have broader product lines and greater name recognition than Sema4 does. Furthermore, Sema4 must compete successfully in its existing markets, including women’s health and oncology, but also in any new markets it expands into. Even if Sema4 does develop new marketable products or services, its current and future competitors may develop products and services that are more commercially attractive than Sema4’s, and they may bring those products and services to market earlier or more effectively than it. If Sema4 is unable to compete successfully against current or future competitors, it may be unable to increase market acceptance for and sales of its tests and services, which could prevent it from increasing or sustaining its revenues or achieving sustained profitability.
Sema4 faces intense competition. If Sema4 does not continue to innovate and provide products and services that are useful to users, it may not remain competitive, which could harm its business and operating results.
Sema4’s business environment is rapidly evolving and intensely competitive. Sema4’s businesses face changing technologies, shifting provider and patient needs, and frequent introductions of rival products and services. To compete successfully, Sema4 must accurately anticipate technology developments and deliver innovative, relevant and useful products, services, and technologies in a timely manner. As Sema4’s businesses evolve, the competitive pressure to innovate will encompass a wider range of products and services. Sema4 must continue to invest significant resources in research and development, including through acquisitions and collaborations, joint ventures and partnerships, in order to enhance its current diagnostics and health information and data science technologies, and existing and new products and services based off these technologies.
Sema4 has many competitors in different industries. Sema4’s current and potential domestic and international competitors range from large and established companies to emerging start-ups in addition to academic and scientific institutions, and public and private research organizations. Some competitors have longer operating histories in various sectors. They can use their experience and resources in ways that could affect Sema4’s competitive position, including by making acquisitions, continuing to invest heavily in research and development and in talent, aggressively initiating intellectual property claims (whether or not meritorious), and continuing to compete aggressively for its customers and partners in the market for health information and data science products and services. Sema4’s competitors may be able to innovate and provide products and services faster than Sema4 can or may foresee the need for products and services before it does.
Sema4’s operating results may also suffer if its products and services are not responsive to the needs of its customers and partners. As technologies continue to develop, Sema4’s competitors may be able to offer products and services that are, or that are seen to be, substantially similar to or better than its current products and services. This may force Sema4 to compete in different ways and expend significant resources in order to remain competitive. If Sema4’s competitors are more successful than it in developing compelling products and services for or in attracting and retaining customers or partners in the market for health information and data science products and services, Sema4’s operating results could be harmed.

If third-party payors, including managed care organizations, private health insurers and government health plans, do not provide adequate reimbursement for Sema4’s tests, or seek to amend or renegotiate their fee reimbursement schedules, or if Sema4 is unable to comply with their requirements for reimbursement, its commercial success could be negatively affected.
Sema4’s ability to increase the number of billable tests and its revenue therefrom will depend on its success in achieving reimbursement for its tests from third-party payors. Reimbursement by a payor may depend on a number of factors, including a payer’s determination that a test is appropriate, medically necessary, cost-effective and has received prior authorization. The commercial success of Sema4’s current and future products, if approved, will depend on the extent to which its customers receive coverage and adequate reimbursement from third-party payors, including as managed care organizations and government payers (e.g., Medicare and Medicaid).
Since each payer makes its own decision as to whether to establish a policy or enter into a contract to cover Sema4’s tests, as well as the amount it will reimburse for a test, seeking these approvals is a time-consuming and costly process. In addition, the determination by a payer to cover and the amount it will reimburse for Sema4’s tests will likely be made on an indication-by-indication basis and may consider Sema4’s billing practices and reimbursements from other payors and from Sema4’s patient billing programs. To date, Sema4 has obtained policy-level reimbursement approval or contractual reimbursement for some indications for its tests from most of the large commercial third-party payors in the United States, and the Centers for Medicare & Medicaid Services, or CMS, provides reimbursement for its multi-gene tests for hereditary breast and ovarian cancer-related disorders as well as other tests. Sema4 believes that establishing adequate reimbursement from Medicare is an important factor in gaining adoption from healthcare providers. Sema4’s claims for reimbursement from third-party payors may be denied upon submission, and Sema4 must appeal the claims. The appeals process is time consuming and expensive and may not result in payment. In cases where there is not a contracted rate for reimbursement, there is typically a greater coinsurance or copayment requirement from the patient, which may result in further delay or decreased likelihood of collection.
A significant portion of the payments for Sema4’s tests are paid or reimbursed under insurance programs with third-party payors. To contain reimbursement and utilization rates, third-party payors often attempt to, or do in fact, amend or renegotiate their fee reimbursement schedules. Loss of revenue by Sema4 caused by third-party payor cost containment efforts or an inability to negotiate satisfactory reimbursement rates could have a material adverse effect on Sema4’s revenue and results of operations.
Furthermore, in cases where Sema4 or its partners have established reimbursement rates with third-party payors, Sema4 faces additional challenges in complying with their procedural requirements for reimbursement. These requirements often vary from payer to payer and are reassessed by third party payors on a regular basis, and Sema4 has needed additional time and resources to comply with them. Sema4 has also experienced, and may continue to experience, delays in or denials of coverage if it does not adequately comply with these requirements. Sema4’s third-party payors have also requested, and in the future may request, audits of the amounts paid to it. Sema4 has been required to repay certain amounts to payers as a result of such audits, and Sema4 could be adversely affected if it is required to repay other payers for alleged overpayments due to lack of compliance with their reimbursement policies. In addition, Sema4 has experienced, and may continue to experience, delays in reimbursement when Sema4 transitions to being an in-network provider with a payer.
Sema4 expects to continue to focus its resources on increasing adoption of, and expanding coverage and reimbursement for, its current tests and any future tests it may develop or acquire. If Sema4 fails to expand and maintain broad adoption of, and coverage and reimbursement for, its tests, its ability to generate revenue could be harmed and its future prospects and its business could suffer.
Sema4 has limited experience with the development and commercialization of its databases and its health information and genomic platforms.
Sema4 has limited experience with the development or commercialization of clinical or research products in connection with the databases it manages and to which it has access, and its Centrellis and Traversa platforms. Sema4’s partners’ usage of an advanced machine learning engine for therapeutic decision-making are at an early stage of development and usage under current and proposed collaborations, and Sema4 is continuing to develop new processes that may support the development of new therapeutics applications such as the delivery of personalized clinically actional insights into clinical reports, clinical trial matching, real-world evidence trials, and clinical decision support, via an advanced programmable interface layer. Although Sema4’s partners have invested significant financial resources to develop and utilize new technologies to support preclinical studies and other early research and development activities, and provide general and administrative support for these operations, Sema4’s future success is dependent on its current and future partners’ ability to successfully derive actionable insights from the database and its platform, and its partners’ ability, where applicable, to obtain regulatory approval for new therapeutic solutions based off existing models or to obtain regulatory approval and marketing for, and to successfully commercialize, new therapeutics. The use of Sema4’s platform and the databases it manages and to which it has access for these purposes will require additional regulatory investments for Centrellis, such as “good practice” quality guidelines and regulations, or GxP, and data quality and integrity controls.
Ethical, legal and social concerns related to the use of genomic medicine and health information analysis could reduce demand for its tests.
Genomic medicine and health information analysis has raised ethical, legal and social issues regarding privacy rights and the appropriate uses of the resulting information. Domestic and international governmental and regulatory authorities could, for social or other purposes, such as data privacy, limit or regulate the use of health information or health information testing or prohibit testing for specific information derived from health information testing, including, for example, data on genetic predisposition to certain conditions, particularly for those that have no known cure. Similarly, these concerns may lead patients to refuse to use, or clinicians to be reluctant to order, genomic tests as part of health information assessment even if permissible, or lead patients to withhold or withdraw consent for Sema4’s use of their data. These and other ethical, legal and social concerns may limit market acceptance of its tests or services or reduce the potential markets for its tests, or services either of which could have an adverse effect on Sema4’s business, research, financial condition or results of operations.
If Sema4 fails to comply with federal and state laboratory licensing requirements or standards, Sema4 could lose the ability to perform its tests or experience disruptions to its business.
Sema4 is subject to Clinical Laboratory Improvement Amendments of 1988, or CLIA, a federal law that regulates clinical laboratories that perform testing on specimens derived from humans for the purpose of providing information for the diagnosis, prevention or treatment of disease. CLIA regulations establish specific standards with respect to personnel qualifications, facility administration, proficiency testing, quality control, quality assurance and inspections. CLIA certification is also required in order for Sema4 to be eligible to bill state and federal healthcare programs, as well as many private third-party payors, for its tests. Sema4 has current CLIA, CAP, and other certifications to conduct its tests at its laboratories in Connecticut. To renew these certifications, Sema4 is subject to survey and inspection on a regular basis and at the request of the certifying bodies. Moreover, CLIA inspectors may make random inspections of its clinical reference laboratories.
Sema4 would also be required to maintain in-state licenses if it were to conduct testing in other states. Several states require the licensure of out-of-state laboratories that accept specimens from certain states.
In addition to having laboratory licenses in New York, Sema4’s clinical reference laboratories are approved on test-specific bases for the tests they run as laboratory-developed tests, or LDTs, by the New York State Department of Health, or NYDOH. Other states may adopt similar licensure requirements in the future, which may require Sema4 to modify, delay or stop its operations in such jurisdictions. Sema4 may also be subject to regulation in foreign jurisdictions as it seeks to expand international utilization of its tests or such jurisdictions adopt new licensure requirements, which may require review of its tests in order to offer them or may have other limitations such as restrictions on the transport of samples necessary for it to perform its tests that may limit its ability to make its tests available outside of the United States. Complying with licensure requirements in new jurisdictions may be expensive, time-consuming, and subject Sema4 to significant and unanticipated delays.
Failure to comply with applicable clinical laboratory licensure requirements or standards may result in a range of enforcement actions, including license suspension, limitation, or revocation, directed plan of action, onsite monitoring, civil monetary penalties, criminal sanctions, and cancellation of the laboratory’s approval to receive Medicare and Medicaid payment for its services, as well as significant adverse publicity. Any sanction imposed under CLIA, its implementing regulations, or state or foreign laws or regulations governing clinical laboratory licensure, or Sema4’s failure to renew its CLIA certifications, a state or foreign license, or accreditation, could have a material adverse effect on its business, financial condition and results of operations. Even if Sema4 were able to bring its laboratory back into compliance, it could incur significant expenses and potentially lose revenue in doing so.
The College of American Pathologists, or CAP, maintains a clinical laboratory accreditation program. CAP asserts that its program is “designed to go well beyond regulatory compliance” and helps laboratories achieve the highest standards of excellence to positively impact patient care. While not required to operate a CLIA-certified laboratory, many private insurers require CAP accreditation as a condition to contracting with clinical laboratories to cover their tests. In addition, some countries outside the United States require CAP accreditation as a condition to permitting clinical laboratories to test samples taken from their citizens. Sema4 has CAP accreditations for its laboratories. Failure to maintain CAP accreditation could have a material adverse effect on the sales of its tests and the results of Sema4’s operations.
Risks Related to Sema4’s Business Model
Sema4 relies on highly skilled personnel in a broad array of disciplines and, if it is unable to hire, retain or motivate these individuals, or maintain its corporate culture, it may not be able to maintain the quality of its services or grow effectively.
Sema4’s performance, including its research and development programs and laboratory operations, largely depends on its continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of its organization, including software developers, geneticists, biostatisticians, bioinformaticians, data scientists, certified laboratory directors and technicians and other scientific and technical personnel to process and interpret Sema4’s tests and related data. In addition, Sema4 may need to continue to expand its sales force with qualified and experienced personnel. Competition in Sema4’s industry for qualified employees is intense, and it may not be able to attract or retain qualified personnel in the future due to the competition for qualified personnel among life science and technology businesses as well as universities and public and private research institutions, particularly in the New York City and the tri-state area. Further, Sema4 may be unable to obtain the necessary visas for foreign personnel to work in the United States. In addition, Sema4’s compensation arrangements, such as its equity award programs, may not always be successful in attracting new employees and retaining and motivating its existing employees. If Sema4 is not able to attract and retain the necessary personnel to accomplish its business objectives, it may experience constraints that could adversely affect its ability to scale its business, support its research and development efforts and its clinical laboratories. Sema4 believes that its corporate culture fosters innovation, creativity and teamwork. However, as Sema4’s organization grows, it may find it increasingly difficult to maintain the beneficial aspects of its corporate culture. This could negatively impact Sema4’s ability to retain and attract employees and its future success.
The loss of any member or change in structure of Sema4’s senior management team could adversely affect its business.
Sema4’s success depends in large part upon the skills, experience and performance of members of its executive management team and others in key leadership positions. The efforts of these persons will be critical to Sema4 as it continues to develop its technologies and test processes and focus on scaling its business. If Sema4 were to lose one or more key executives, including its founder and CEO, Eric Schadt, it may experience difficulties in competing effectively, developing its tests and technologies and implementing its business strategy. Only certain Sema4’s executives have employment contracts, and the majority of Sema4’s employees are at-will, which means that either Sema4 or any employee may terminate their employment at any time or in the notice period set forth in an executive’s contract. Sema4 does not carry key person insurance for any of its executives or employees. In addition, Sema4 does not have a long-term retention agreement in place with its CEO. Furthermore, Sema4 competes against other leading companies in the diagnostics, health information, and data sciences markets for top talent. If such competitors offer better compensation or opportunities, there is no guarantee that Sema4 would be able to retain its key executives.
Sema4’s founder and CEO, Eric Schadt, and certain other Sema4 employees will continue to perform duties for or on behalf of Mount Sinai following the Business Combination.
Sema4’s founder CEO, Eric Schadt, and certain other employees of Sema4 will continue to perform duties for or on behalf of the Mount Sinai Health System, which refer to together with its related entities as Mount Sinai following the Business Combination. In the case of Dr. Schadt, in addition to serving as the CEO for and a director of Sema4, Dr. Schadt also serves as the Dean for Precision Medicine and a professor at Icahn School of Medicine at Mount Sinai, or ISMMS. Following the Business Combination, Sema4 expects Dr. Schadt to devote a substantial amount of time to the obligations of managing a public company while maintaining certain duties for Mount Sinai. Though Sema4 does not expect Dr. Schadt’s role as a CEO and a director of the post-combination company to conflict with his roles at Mount Sinai, there can be no guarantee that such conflicts will not occur in the future.
Sema4 may not be able to manage its future growth effectively, which could make it difficult to execute its business strategy.
Sema4’s expected future growth could create a strain on its organizational, administrative and operational infrastructure, including data and laboratory operations, quality control, customer service, marketing and sales, and management. Sema4 may not be able to maintain the quality of or expected turnaround times for its products or services, or satisfy customer demand as it grows. Sema4 may need to continue expanding its sales force to facilitate its growth, and it may have difficulties locating, recruiting, training and retaining sales personnel. Sema4’s ability to manage its growth effectively will require it to continue to improve its operational, financial and management controls, as well as its reporting systems and procedures. As Sema4 grows, any failure of its controls or interruption of its facilities or systems could have a negative impact on its business and financial operations. Sema4 plans to develop and launch new versions of its Centrellis and Traversa platforms and its core diagnostic products, which will affect a broad range of business processes and functional areas. The time and resources required to implement these new systems is uncertain, and failure to complete these activities in a timely and efficient manner could adversely affect Sema4’s operations. Future growth in Sema4’s business could also make it difficult for it to maintain its corporate culture. If Sema4 is unable to manage its growth effectively, it may be difficult for it to execute its business strategy and its business could be harmed.
Sema4 needs to scale its infrastructure in advance of demand for its products and services, and its failure to generate sufficient demand for its products and services would have a negative impact on its business and its ability to attain profitability.
Sema4’s success depends in large part on its ability to extend its market position, to provide customers with high-quality health reports and health information and data science services in a manner that differentiates it from its competitors, and to deploy technologies and achieve sufficient volumes to realize economies of scale. In order to execute its business model, Sema4 intends to continue to invest heavily in order to significantly scale its infrastructure, including its lab infrastructure and testing capacity and its information and computing systems, expand its commercial operations, customer service, billing and systems processes and enhance its internal quality assurance program. Sema4 will also need to enhance its capacity for data privacy management as it scales its infrastructure. Sema4 expects that much of this growth will be in advance of both demand for its products and services as well as its ability to diversify its offerings, including services related to Centrellis and Traversa and the databases it manages and to which it has access, and its ability to find appropriate partners through collaborations and acquisitions. Sema4’s current and future expense levels are to a large extent fixed and are largely based on its investment plans and its estimates of future revenue. Because the timing and amount of revenue from Sema4’s products and services are difficult to forecast, when revenue does not meet its expectations, Sema4 may not be able to adjust its spending promptly or reduce its spending to levels commensurate with its revenue. Even if Sema4 is able to successfully scale its infrastructure and operations while successfully diversifying its offering, it cannot assure you that demand for its products and services, including its Centrellis platform, will increase at levels consistent with the growth of its infrastructure. If Sema4 fails to generate demand commensurate with this growth or if Sema4 fails to scale its infrastructure sufficiently in advance of demand to successfully meet such demand, its business, prospects, financial condition and results of operations could be adversely affected.
International expansion of Sema4’s business could expose it to business, regulatory, political, operational, financial and economic risks associated with doing business outside of the United States.
When cleared, authorized or approved, Sema4 and its collaborators may market, sell, and distribute its products and services outside of the United States, and its business would be subject to risks associated with doing business outside of the United States, including an increase in its expenses and diversion of its management’s attention from the development of future products and services. Accordingly, Sema4’s business and financial results in the future could be adversely affected due to a variety of factors, including:
•multiple, conflicting and changing laws and regulations such as privacy, security and data use regulations, tax laws, export and import restrictions, economic sanctions and embargoes, employment laws, anticorruption laws, regulatory requirements, reimbursement or payer regimes and other governmental;
•approvals, permits and licenses;
•failure by Sema4, its collaborators or Sema4 distributors to obtain regulatory clearance, authorization or approval for the use of its products and services in various countries;
•additional potentially relevant third-party patent rights;
•complexities and difficulties in obtaining intellectual property protection and enforcing Sema4’s intellectual property;
•difficulties in staffing and managing foreign operations;
•complexities associated with managing multiple payer reimbursement regimes, government payers or patient self-pay systems;
•difficulties in negotiating favorable reimbursement negotiations with governmental authorities;
•logistics and regulations associated with shipping samples, including infrastructure conditions and transportation delays;
•limits in Sema4’s ability to penetrate international markets if it is not able to conduct its clinical diagnostic services locally;
•financial risks, such as longer payment cycles, difficulty collecting accounts receivable, the impact of local and regional financial crises on demand and payment for Sema4’s products and services and exposure to foreign currency exchange rate fluctuations;
•natural disasters, political and economic instability, including wars, terrorism and political unrest, and outbreak of disease;
•boycotts, curtailment of trade and other business restrictions; and
•regulatory and compliance risks that relate to maintaining accurate information and control over sales and distributors’ activities that may fall within the purview of the Foreign Corrupt Practices Act of 1977, or FCPA, its books and records provisions, or its anti-bribery provisions or laws similar to the FCPA in other jurisdictions in which Sema4 may in the future operate, such as the United Kingdom’s Bribery Act of 2010 and anti-bribery requirements of member states in the European Union, or EU.
Any of these factors could significantly harm Sema4’s future international expansion and operations and, consequently, its revenue and results of operations.

Unfavorable U.S. or global economic conditions could adversely affect Sema4’s business, financial condition or results of operations.
Sema4’s results of operations could be adversely affected by general conditions in the global economy and financial markets. A severe or prolonged economic downturn could result in a variety of risks to Sema4’s business, including weakened demand for its products and services and its ability to raise additional capital when needed on favorable terms, if at all. A weak or declining economy could strain Sema4’s collaborators and suppliers, possibly resulting in supply disruption, or cause delays in their payments to Sema4. Any of the foregoing could harm its business and Sema4 cannot anticipate all of the ways in which the current economic climate and financial market conditions could adversely impact its business.
Sema4 relies on a limited number of suppliers or, in some cases, single suppliers, for some of its laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers or service providers.
Sema4 has sourced and will continue to source components of its diagnostic testing workflow, including sequencers and other laboratory equipment, reagents, lab supplies and other laboratory services and materials and related services, from third parties.
Sema4’s failure to maintain a continued supply of its sequencers and other laboratory equipment, reagents, lab supplies and other laboratory services and materials, along with the right to use certain hardware and software and related services, would adversely impact its business, financial condition, and results of operations. In particular, while Sema4 is seeking to validate its tests on additional sequencing platforms Sema4 has not, to date, validated viable alternative sequencing platform on which its testing could be run in a commercially viable manner. These efforts will require significant resources, expenditures and time and attention of management, and there is no guarantee that Sema4 will be successful in implementing any such sequencing platforms in a commercially sustainable way. Sema4 also cannot guarantee that it will appropriately prioritize or select alternative sequencing platforms on which to focus its efforts, in particular given its limited product and research and development resources and various business initiatives, which could result in increased costs and delayed timelines or otherwise impact its business and results of operations.
Because Sema4 relies on third-party manufacturers, Sema4 does not control the manufacture of these components, including whether such components will meet its quality control requirements, nor the ability of its suppliers to comply with applicable legal and regulatory requirements. In many cases, Sema4 suppliers are not contractually required to supply these components to the quality or performance standards that it requires. If the supply of components Sema4 receives does not meet its quality control or performance standards, it may not be able to use the components, or if it uses them not knowing that they are of inadequate quality, which occasionally occurs with respect to certain reagents, its tests may not work properly or at all, or may provide erroneous results, and Sema4 may be subject to significant delays caused by interruption in production or manufacturing or to lost revenue from such interruption or from spoiled tests. In addition, any natural or other disaster, acts of war or terrorism, shipping embargoes, labor unrest, political instability, outbreak of disease or similar events at Sema4’s third-party manufacturers' facilities that cause a loss of manufacturing capacity would heighten the risks that it faces.
In the event of any adverse developments with Sema4’s sole suppliers, or if any of its sole suppliers modifies any of the components they supply to it, its ability to supply its products may be interrupted, and obtaining substitute components could be difficult or require it to re-design or re-validate its products. Sema4’s failure to maintain a continued supply of components, or a supply that meets its quality control requirements, or changes to or termination of its agreements or inability to renew its agreements with these parties or enter into new agreements with other suppliers could result in the loss of access to important components of its tests and impact its test performance or affect its ability to perform its tests in a timely manner or at all, which could impair, delay or suspend its commercialization activities. In the event that Sema4 transitions to a new supplier from any of its sole suppliers, doing so could be time-consuming and expensive, may result in interruptions in its ability to supply its products to the market, could affect the performance of its tests or could require that Sema4 re-validate its affected tests using replacement equipment and supplies, which could delay the performance of its tests, impact diagnostic solutions and heath information derived from such tests, and result in increased costs. Any of these occurrences could have a material adverse effect on Sema4’s business, financial condition and results of operations.
Sema4 relies on a limited number of product and service providers for data infrastructure and analytics capabilities, and any disruption of, or interference with, its use of data and workflow services could adversely affect its business, financial condition, and results of operations, and Sema4 may not be able to find replacements or immediately transition to alternative products or service providers.
Sema4 currently relies upon third-party services for data storage and workflow management, including cloud storage solution providers, such as Amazon Web Services, or AWS, and Google Cloud Platform, or GCP. Sema4 relies on each of AWS and GCP features to complete several vital workflows in its health information and data science service delivery. To varying degrees some of those services are proprietary to how each platform performs in connection with Sema4’s current usage of the services. Further, Sema4 has also built several proprietary workflows with its vendor and partner Command Health where it maintains versions of developed software on such platforms.
Nearly all of Sema4’s data storage and analytics are conducted on, and the data and content it generates on its platforms are processed through, servers hosted by these providers, particularly AWS and GCP. Sema4 also relies on email service providers, bandwidth providers, internet service providers and mobile networks to deliver communications to patients, physicians and partners and to allow patients, physicians and its partners to access various offerings from its platforms. If Sema4’s third-party vendors are unable or unwilling to provide the services necessary to support its business, or if its agreements with such vendors are terminated, Sema4 operations could be significantly disrupted. Some of Sema4’s vendor agreements may be unilaterally terminated by the licensor for convenience, including with respect to AWS or GCP, and if such agreements are terminated, Sema4 may not be able to enter into similar relationships in the future on reasonable terms or at all.
Any damage to, or failure of, Sema4’s systems or the systems of its third-party data centers or its other third-party providers could result in interruptions to the availability or functionality of database and platforms. As a result, Sema4 could lose health information data and miss opportunities to acquire and retain patients, physicians and partners including health systems and pharmaceutical and biotech companies, which could result in decreased revenue. If for any reason Sema4’s arrangements with its data centers or third-party providers are terminated or interrupted, such termination or interruption could adversely affect its business, financial condition and results of operations. Sema4 exercises little control over these providers, which increases its vulnerability to problems with the services they provide. Sema4 could incur additional expense in arranging for new or redesigned facilities, technology, services and support. In addition, the failure of Sema4’s third-party data centers or any other third-party providers to meet Sema4’s capacity needs or any system failure as a result of reliance on third parties, including network, software or hardware failure, which causes a delay or interruption in the Sema4’s services and products, including its ability to handle existing or increased processing of data on its platforms, could have a material adverse effect on the Sema4’s business, revenues, operating results and financial condition.
Sema4’s current and future products and services may never achieve significant commercial market acceptance.
Sema4’s success depends on the market’s confidence that Sema4 can provide data-driven research and diagnostic products and services that improve clinical outcomes, lower healthcare costs and enable better product development by pharmaceutical and biotech, or Biopharma, companies. Failure of Sema4’s products and services, or those jointly developed with its collaborators, to perform as expected or to be updated to meet market demands could significantly impair its operating results and its reputation. Sema4 believes patients, health systems, clinicians, academic institutions and Biopharma companies are likely to be particularly sensitive to defects, errors, inaccuracies and delays with Sema4’s products and services. Furthermore, inadequate performance of these products or services may result in lower confidence in Sema4’s Centrellis platform in general.
Sema4 and its collaborators may not succeed in achieving significant commercial market acceptance for its current or future products and services due to a number of factors, including:
•Sema4’s ability to demonstrate the utility of its platforms including Centrellis and Traversa, and related products and services and their potential advantages over existing clinical AI technology, life sciences research, clinical diagnostic and drug discovery technologies to academic institutions, Biopharma companies and the medical community;
•Sema4’s ability, and that of its collaborators, to perform clinical trials or other research to gather adequate evidence and/or to secure and maintain FDA and other regulatory clearance authorization or approval for Sema4’s products or products developed based off Sema4’s platform;
•the agreement by third-party payors to reimburse Sema4’s products or services, the scope and extent of which will affect patients’ willingness or ability to pay for Sema4’s products or services and will likely heavily influence physicians’ decisions to recommend Sema4’s products or services;
•the rate of adoption of its platforms and related products and services by academic institutions, clinicians, patients, key opinion leaders, advocacy groups and Biopharma companies; and
•the impact of Sema4’s investments in product and services, and technological innovation and commercial growth.
Additionally, Sema4’s customers and collaborators, including Mount Sinai, may decide to decrease or discontinue their use of Sema4’s products and services due to changes in their research and development plans, failures in their clinical trials, financial constraints, the regulatory environment, negative publicity about its products and services, competing products or the reimbursement landscape, all of which are circumstances outside of its control. Sema4 may not be successful in addressing these or other factors that might affect the market acceptance of its products, services and technologies. Failure to achieve widespread market acceptance of Sema4’s platform and related products and services would materially harm Sema4’s business, financial condition and results of operations.
Sema4’s projections are subject to significant risks, assumptions, estimates and uncertainties, including assumptions regarding adoption of its products and services. As a result, Sema4’s projected revenues, market share, expenses and profitability may differ materially from its expectations in any given quarter or fiscal year.
Sema4 operates in rapidly changing and competitive industries and its projections are subject to the risks and assumptions made by Sema4’s management with respect to these industries. Operating results are difficult to forecast as they generally depend on Sema4’s assessment of the timing of adoption of its current and future products and services, which is uncertain. Furthermore, as Sema4 invests in the continued development of new businesses that have yet to achieve significant commercial success, whether because of competition or otherwise, Sema4 may not recover the often substantial up-front costs of developing and marketing those products and services or recover the opportunity cost of diverting management and financial resources away from other products or services. Additionally, Sema4’s business may be affected by reductions in customer or partner demand as a result of a number of factors which may be difficult to predict. Similarly, Sema4’s assumptions and expectations with respect to margins and the pricing of its products and services may not prove to be accurate as a result of competitive pressures or customer or partner demands. This may result in decreased revenue, and Sema4 may be unable to adopt measures in a timely manner to compensate for any unexpected shortfall in revenue. This inability could cause Sema4’s operating results in a given quarter or year to be higher or lower than expected. Any failure to achieve Sema4’s projected operating results could harm the trading price of the post-combination company’s securities and its financial position following the completion of the Business Combination.
Sema4 has estimated the sizes of the markets for its current and future products and services, and these markets may be smaller than it estimates.
Sema4’s estimates of the annual addressable markets for its current products and services and those under development are based on a number of internal and third-party estimates, including, without limitation, the number of patients who have developed one or more of a broad range of cancers, the number of individuals who are at a higher risk for developing one or more of a broad range of cancers, the number of individuals who have developed or are at a higher risk of developing certain disorders, the number of individuals with certain infectious diseases. The estimates also depend on whether Sema4 or its collaborators are able to engage, diagnose or treat patients through or using Sema4’s products and services, the number of potential clinical tests utilized per treatment course per patient, the ongoing engagement by patients, physicians and health systems on its platforms, and the assumed prices at which Sema4 can sell its current and future products and services for markets that have not been established. While Sema4 believes its assumptions and the data underlying its estimates are reasonable, these assumptions and estimates may not be correct and the conditions supporting its assumptions or estimates may change at any time, thereby reducing the predictive accuracy of these underlying factors. As a result, Sema4’s estimates of the annual addressable market for its current or future products and services may prove to be incorrect. If the actual number of patients who would benefit from Sema4’s products or services, the price at which it can sell future products and services or the annual addressable market for its products or services is smaller than Sema4 has estimated, it may impair its sales growth and have an adverse impact on its business.
Uncertainty in the development and commercialization of Sema4’s enhanced or new tests or services could materially adversely affect its business, financial condition and results of operations.
Sema4’s success will depend in part on its ability to effectively introduce enhanced or new offerings. The focus of its research and development efforts has expanded beyond its current products and services, focused substantially on women’s health and oncology, as Sema4 is now also applying its expertise in processing and analyzing new areas, such as rare diseases. In recent years Sema4 has developed and/or launched several new products or enhanced versions of existing products, including products leveraging alternative sequencing technologies, and Sema4 expects to continue its efforts in all of these areas and more. The development and launch of enhanced or new tests requires the completion of certain clinical development and commercialization activities that are complex, costly, time-intensive and uncertain, and requires Sema4 to accurately anticipate patients', clinicians', payors' and other counterparties' attitudes and needs as well as emerging technology and industry trends. This process is conducted in various stages, and each stage presents the risk that Sema4 will not achieve its goals.
Sema4 has relatively limited experience developing and commercializing products and services outside of the fields of women’s health and oncology diagnostics, and it may not be successful in its current or future efforts to do so. Sema4 also has limited experience forecasting its future financial performance from its new products and services, and its actual results may fall below its financial guidance or other projections, or the expectations of analysts or investors, which, following the Business Combination, could cause the price of the post-combination company’s common stock and warrants to decline. Sema4 may experience research and development, regulatory, marketing and other difficulties that could delay or prevent its introduction of enhanced or new tests and result in increased costs and the diversion of management's attention and resources from other business matters, such as from its current product and service offerings, which currently represent the significant majority of its current revenues. For example, any tests that Sema4 may enhance or develop may not prove to be clinically effective in clinical trials or commercially, or may not meet its desired target product profile, be offered at acceptable cost and with the sensitivity, specificity and other test performance metrics necessary to address the relevant clinical need or commercial opportunity; Sema4’s test performance in commercial experience may be inconsistent with its validation or other clinical data; Sema4 may not be successful in achieving market awareness and demand, whether through its own sales and marketing operations or through collaborative arrangements; healthcare providers may not order or use, or third-party payors may not reimburse for, any tests that Sema4 may enhance or develop; or Sema4 may otherwise have to abandon a test or service in which Sema4 has invested substantial resources. For example, Sema4 is subject to the risk that the biological characteristics of the genetic mutations Sema4 seeks to target, and upon which its technologies rely, are uncertain and difficult to predict. Sema4 may also experience unforeseen difficulties when implementing updates to its processes.
Sema4 cannot assure you that it can successfully complete the development of any new or enhanced product, or that Sema4 can establish or maintain the collaborative relationships that may be essential to its collaborators’ goals, including clinical development or commercialization efforts. For example, clinical development requires large numbers of patient specimens and, for certain products, may require large, prospective, and controlled clinical trials. Sema4 may not be able to identify and help enroll patients or collect a sufficient amount of appropriate health data in a timely manner; or it may experience delays during data analysis process due to slower than anticipated supplies of patient data, or due to changes in study design or inputs, or other unforeseen circumstances; or Sema4 or its collaborators may be unable to afford or manage the large-sized clinical trials that some of its planned future products may require. Further, the publication of clinical data in peer-reviewed journals is a crucial step in commercializing and obtaining reimbursement for certain diagnostic solutions such as the ones offered by Sema4, and its inability to control when, if ever, results are published may delay or limit Sema4’s ability to derive sufficient revenues from any diagnostic solution that is the subject of or component in a study. Peer-reviewed publications regarding Sema4’s products may be limited by many factors, including delays in the completion of, poor design of, or lack of compelling data from, clinical studies, as well as delays in the review, acceptance and publication process. If Sema4’s diagnostic solutions or the technology underlying its current and future diagnostic solutions do not receive sufficient favorable exposure in peer-reviewed publications, the rate of clinician adoption of Sema4’s diagnostic solutions and positive reimbursement coverage determinations for its diagnostic solutions could be negatively affected.
In addition, development of the data necessary to obtain regulatory clearance and approval of tests is time-consuming and carries with it the risk of not yielding the desired results. The performance achieved in published studies may not be repeated in later studies that may be required to obtain premarket clearance or approval from the Food and Drug Administration, or FDA. Limited results from earlier-stage verification studies may not predict results from studies in larger numbers of subjects drawn from more diverse populations over longer periods of time. Unfavorable results from ongoing preclinical and clinical studies may delay, limit or prevent regulatory approvals or clearances or commercialization of Sema4’s product candidates, or could result in delays, modifications or abandonment of ongoing analytical or future clinical studies, or abandonment of a product development program, any of which could have a material adverse effect on its business, operating results or financial condition.
These and other factors beyond Sema4’s control could result in delays or other difficulties in the research and development, approval, production, launch, marketing or distribution of enhanced or new tests and could adversely affect Sema4’s competitive position and results of operations.
Sema4 currently uses, and in the future expects to increase its use of, information and rights from customers, strategic partners, and collaborators for several aspects of its operations, and if Sema4 cannot maintain current and enter new relationships with these parties with adequate access and authorization to such information, its business will suffer.
Accessing, combining, curating, and analyzing health information, including longitudinal patient medical history data and genetic data, are core features of the Centrellis platform and key elements of Sema4’s long term business model. The regulatory landscape around the storage, processing and deidentification of genetic data is evolving globally and greatly impacts the ability of Sema4, its strategic partners and collaborators to process and use the data in connection with its products and services.
Sema4 has limited resources to conduct its health information services, data analysis, life sciences research, clinical diagnostics and drug discovery operations and has not yet fully established infrastructure for sales, marketing or distribution in connection with its products and services. Accordingly, Sema4 has entered into service and collaboration agreements under which its partners, including health systems, have provided, and may in the future provide, funding, data access, and other resources for developing and potentially commercializing Sema4’s products and services. These collaborations may result in Sema4 incurring significant expenses in pursuit of potential products and services, and Sema4 may not be successful in identifying, developing or commercializing any potential products or services.
Sema4’s future success depends in part on its ability to maintain and grow its existing relationships, including with Mount Sinai, and to establish new relationships. Many factors may impact the success of such collaborations, including Sema4’s ability to perform its obligations, its collaborators’ satisfaction with its products and services, its collaborators’ performance of their obligations to Sema4, its collaborators’ internal priorities, resource allocation decisions and competitive opportunities, the ability to obtain regulatory approvals, disagreements with collaborators, the costs required of either party to the collaboration and related financing needs, and operating, legal and other risks in any relevant jurisdiction. Sema4’s ability to support such collaborations may also depend on factors outside of its control including the willingness of patients to engage with Sema4 and share their data, societal perspectives on privacy, and the willingness of health systems to establish collaborations, relationships and programs utilizing their data, all of which may impact the utility of these databases and the insights Sema4 will be able to generate from expanding datasets. In addition to reducing Sema4’s revenue or delaying the development of its future products and services, the loss of one or more of these relationships may reduce Sema4’s access to research, longitudinal patient health data, clinical trials or computing technologies that facilitate the collection and incorporation of new information into the databases it manages and to which it has access. All of the risks relating to product and service development, regulatory clearance, authorization or approval and commercialization described herein apply to Sema4 derivatively through the activities of its collaborators. Sema4 engages in conversations with companies regarding potential collaborations on an ongoing basis. These conversations may not result in a commercial agreement. Even if an agreement is reached, the resulting relationship may not be successful, and any products and services developed as part of the collaboration may not produce successful outcomes. Speculation in the industry about Sema4’s existing or potential collaborations can be a catalyst for adverse speculation about it, or its products or services, which can adversely affect its reputation and its business.
If Sema4’s products and services do not perform as expected, it may not realize the expected benefits of such products and services.
The success of Sema4’s products depends on the market’s confidence that it can provide reliable products and services that enable high quality diagnostic testing and health information services with high sensitivity and specificity and short turnaround times. There is no guarantee that the accuracy and reproducibility Sema4 has demonstrated to date will continue as its product deliveries increase and its product and service portfolio expands.
Sema4’s products and services use a number of complex and sophisticated biochemical and bioinformatics processes, many of which are highly sensitive to external factors. An operational, technological or other failure in one of these complex processes or fluctuations in external variables may result in sensitivity or specificity rates that are lower than Sema4 anticipates or result in longer than expected turnaround times. In addition, labs are required to validate their processes before using Sema4 products for clinical purposes. These validations are outside of Sema4’s control. If Sema4’s products do not perform, or are perceived to not have performed, as expected or favorably in it to competitive products, its consolidated operating results, reputation, and business will suffer, and Sema4 may also be subject to legal claims arising from product limitations, errors, or inaccuracies.
If Sema4’s sales and development or other collaborations and commercial relationships are not successful and it is not able to offset the resulting impact through its own efforts or through agreements with new partners, its commercialization activities may be impaired and its financial results could be adversely affected.
Part of Sema4’s business strategy is to develop relationships with health systems, biopharma companies, and other partners to utilize its products and to provide access to data. Developing and commercializing products with third parties reduces Sema4’s control over such development and commercialization efforts and subjects it to the various risks inherent in a joint effort with a third party, such as delays, operational issues, technical difficulties and other contingencies outside of its influence or control. The financial condition of these third parties could weaken, or they could terminate their relationship with Sema4 and/or stop sharing data or other information; reduce their marketing efforts relating to Sema4’s products; develop and commercialize, or otherwise utilize competing products in addition to or in lieu of Sema4’s tests; merge with or be acquired by a competitor of Sema4 or a company that chooses to de-prioritize the efforts to utilize Sema4’s products or provide Sema4 with adequate data; or otherwise breach their agreements with Sema4. Further, Sema4 must expend resources to operationalize its existing collaborations with its health system partners, which requires substantial effort in areas such as integrations for testing workflow, EMR, consents, marketing, and billing. To the extent, Sema4 is not successful at operationalizing existing collaborations with health partners, it may not be able to further improve or pursue new agreements with additional partners. Furthermore, Sema4’s partners may misappropriate Sema4’s trade secrets or use Sema4’s proprietary information in such a way as to expose Sema4 to litigation and potential liability; and Sema4’s compliance risk may increase to the extent that Sema4 is responsible for its partners' activities. Disagreements or disputes with Sema4’s health systems and other partners, including disagreements over customers, proprietary or other rights or its or their compliance with financial or other contractual obligations, might cause delays or impair the development or commercialization of Sema4’s products, services, and technologies, lead to additional responsibilities for Sema4 with respect to new products, services and technologies, or result in litigation or arbitration, any of which would divert management attention and resources and be time-consuming and expensive. As is typical for companies in Sema4’s industry, it is continually evaluating and pursuing various strategic or commercial relationships, some of which may, following the Business Combination, involve the sale and issuance of the post-combination company’s common stock, which could result in additional dilution of the percentage ownership of its stockholders and could cause the price of its common stock and warrants to decline.

If Sema4’s relationships are not successful, its ability to develop and improve of products, services and technologies, and to successfully execute its commercial strategy regarding such products, services and technologies, could be compromised.
If Sema4 is unable to deploy and maintain effective sales, marketing and medical affairs capabilities, it will have difficulty achieving market awareness and selling its products and services.
To achieve commercial success for its tests and its future products and services, Sema4 must continue to develop and grow its sales, marketing and medical affairs organizations to effectively explain to healthcare providers the reliability, effectiveness and benefits of its current and future products and services as compared to alternatives. Sema4 may not be able to successfully manage its dispersed or inside sales forces or its sales force may not be effective. Because of the competition for their services, Sema4 may be unable to hire, partner with or retain additional qualified sales representatives or marketing or medical affairs personnel, either as its employees or independent contractors or through independent sales or other third-party organizations. Market competition for commercial, marketing and medical affairs talent is significant, and Sema4 may not be able to hire or retain such talent on commercially reasonable terms, if at all.
Establishing and maintaining sales, marketing and medical affairs capabilities will be expensive and time-consuming. Sema4’s expenses associated with maintaining its sales force may be disproportionate to the revenues it may be able to generate on sales of the certain tests or any future products or services.
Sema4 may never become profitable.
Sema4 has incurred losses since it was formed and expects to continue to generate significant operating losses for the foreseeable future. As of December 31, 2020, Sema4 has an accumulated deficit of approximately $328.9 million. Sema4 expects to continue investing significantly toward development and commercialization of its health information technology and other products and services. If Sema4’s revenue does not grow significantly, it will not be profitable. Sema4 cannot be certain that the revenue from the sale of any products or services based on its technologies will be sufficient to make it profitable.
Sema4’s operating results could be subject to significant fluctuation, which, following the Business Combination, could increase the volatility of the post-combination company’s stock and warrant price and cause losses to its stockholders.
Sema4’s revenues and results of operations may fluctuate significantly, depending on a variety of factors, including the following:
•Sema4’s success in marketing and selling, and changes in demand for, its tests, and the level of reimbursement and collection obtained for such tests;
•seasonal and environmental variations affecting healthcare provider recommendations for Sema4’s tests and patient compliance with healthcare provider recommendations, including without limitation holidays, weather events, and circumstances such as the outbreak of coronavirus or influenza that may limit patient access to medical practices for diagnostic tests and preventive services;
•Sema4’s success in collecting payments from third-party payors, patients and collaborative partners, variation in the timing of these payments and recognition of these payments as revenues;
•the pricing of its tests, including potential changes in CMS or other reimbursement rates;
•circumstances affecting Sema4’s ability to provide its tests, including weather events, supply shortages, or regulatory or other circumstances that adversely affect its ability to manufacture its tests or process tests in its clinical laboratories;
•circumstances affecting Sema4’s ability to provide health information and data science services to biopharma partners, including software or hardware failures, insufficient capacity, regulatory changes or other circumstances that adversely affect the ability of Sema4 to deliver these services;

•fluctuations in the amount and timing of Sema4’s selling and marketing costs and its ability to manage costs and expenses and effectively implement its business;
•Sema4’s research and development activities, including the timing of clinical trials; and
•Sema4's ability to collect, use, and commercialize data in a changing regulatory environment at a time when the public is growing increasingly concerned about privacy.
Sema4’s revenue growth rate could decline over time, and it may experience downward pressure on its operating margins in the future.
Sema4’s revenue growth rate could decline over time as a result of a number of factors, including increasing competition and the continued expansion of its business into a variety of new fields. Changes in geographic mix and product and service mix and an increasing competition for tests may also affect its revenue growth rate. Sema4 may also experience a decline in its revenue growth rate as its revenues increase to higher levels, if there is a decrease in the rate of adoption of its products, services, and technologies, among other factors.
In addition to a decline in its revenue growth rate, Sema4 may also experience downward pressure on its gross operating margins resulting from a variety of factors, such as the continued expansion of its business into new fields, including new products and services, as well as significant investments in new areas, all of which may have margins lower than those that Sema4 generates from testing. Sema4 may also experience downward pressure on its gross operating margins from increasing competition and increased costs for many aspects of its business. Sema4 may also pay increased fees to its partners as well as increased acquisition costs. Sema4 may also face an increase in infrastructure costs, supporting other businesses. Additionally, Sema4’s expenditures to promote new products and services or to distribute certain products and services or increased investment in its innovation efforts across its Centrellis platform may affect its operating margins.
Due to these factors and the evolving nature of its business, Sema4’s historical projected revenue growth rate and historical gross operating margins may not be indicative of its future performance.
Sema4 may need to raise additional capital to fund its existing operations, develop additional products and services, commercialize new products and services or expand its operations.
Sema4 has incurred net losses and negative cash flows since its inception and expects to continue generate significant operating losses for the foreseeable future. As of May 6, 2021, the issuance date of Sema4’s financial statements included elsewhere in this proxy statement, Sema4’s operating expenses and capital expenditure requirements over the next 12 months were in excess of Sema4’s existing cash and cash equivalents, and, as a result, the audit report and opinion of Sema4’s independent registered public accounting firm contained in Sema4’s financial statements includes an explanatory paragraph that describes conditions that raise substantial doubt about Sema4’s ability to continue as a going concern. Although Sema4 expects the funding to be received upon the completion of the Business Combination and the PIPE Investment to address the substantial doubt about Sema4’s ability to continue as a going concern, following the Business Combination, the post-combination company may also seek to sell common or preferred equity or convertible debt securities, enter into a credit facility or another form of third-party funding or seek other debt financing.
Following the Business Combination, the post-combination company may also consider raising additional capital in the future to expand Sema4’s business, to pursue strategic investments, to take advantage of financing opportunities or for other reasons, including to:
•increase Sema4’s sales and marketing efforts to drive market adoption of its current and future products and services;
•fund development efforts for Sema4’s current and future products and services;
•expand Sema4’s products and services into other disease indications and clinical applications;
•acquire, license or invest in technologies;

•acquire or invest in complementary businesses or assets; and
•finance capital expenditures and general and administrative expenses.
Sema4’s present and future funding requirements will depend on many factors, including:
•Sema4’s ability to achieve revenue growth;
•Sema4’s rate of progress in establishing payer coverage and reimbursement arrangements with commercial third-party payors and government payers;
•the cost of expanding Sema4’s laboratory operations and offerings, including its sales and marketing efforts;
•Sema4’s rate of progress in, and cost of the sales and marketing activities associated with, establishing adoption of its Centrellis solution;
•Sema4’s rate of progress in, and cost of research and development activities associated with, products and services in research and early development;
•the effect of competing technological, product and market developments;
•costs related to international expansion; and
•the potential cost of and delays in product development as a result of any regulatory oversight applicable to Sema4’s products and services.
The various ways the post-combination company could raise additional capital following the Business Combination carry potential risks. If the post-combination company raises funds by issuing equity securities, dilution to its stockholders could result. Any preferred equity securities issued also could provide for rights, preferences or privileges senior to those of holders of its common stock. If the post-combination company raises funds by issuing debt securities, those debt securities would have rights, preferences and privileges senior to those of holders of its common stock. The terms of debt securities issued or borrowings pursuant to a credit agreement could impose significant restrictions on Sema4’s operations. If Sema4 raises funds through collaborations and licensing arrangements, Sema4 might be required to relinquish significant rights to its technologies or products and services or grant licenses on terms that are not favorable to it.
Sema4 expects to make significant investments in its continued research and development of new products and services, which may not be successful.
Sema4 is seeking to leverage and deploy its Centrellis and Traversa platforms to develop a pipeline of future disease-specific research, diagnostic and therapeutic products and services. For example, Sema4 is attempting to extend current products into additional indications and sample types, and it is developing its population health program, and its pharmacogenomics solutions with a view toward advancing the development of tests designed to identify genetic variants for drug response that are associated with medically actionable and clinically relevant data to make more informed treatment decisions. Sema4 expects to incur significant expenses to advance these development efforts, but they may not be successful.
Developing new products and services is a speculative and risky endeavor. Products or services that initially show promise may fail to achieve the desired results or may not achieve acceptable levels of analytical accuracy or clinical utility. Sema4 may need to alter its products in development and repeat analysis or clinical studies before it identifies a potentially successful product or service. Product development is expensive, may take years to complete and can have uncertain outcomes. Failure can occur at any stage of the development. If, after development, a product or service appears successful, Sema4 or its collaborators may, depending on the nature of the product or service, still need to obtain FDA and other regulatory clearances, authorizations or approvals before Sema4 can market it. In the case of clinical products, the FDA’s clearance, authorization or approval pathways are likely to involve significant time, as well as additional research, development and clinical study expenditures. The FDA may not clear, authorize or approve any future product or service Sema4 develops. Even if Sema4 develops a product or service that receives regulatory clearance, authorization or approval, or succeeds in initial product testing, it or its collaborators would need to commit substantial resources to commercialize, sell and market it before it could be profitable, and the product or service may never be commercially successful. Additionally, development of any product or service may be disrupted or made less viable by the development of competing products or services.
New potential products and services may fail at any stage of development or recalled after commercialization and if Sema4 determines that any of its current or future products or services are unlikely to succeed, it may abandon them without any return on its investment. If Sema4 is unsuccessful in developing additional products or services, its potential for growth may be impaired.
Sema4 has identified material weaknesses, some of which have a pervasive effect across the organization, and may identify additional material weaknesses or significant deficiencies, in its internal controls over financial reporting. Sema4’s failure to remedy these matters could result in a material misstatement of its financial statements.
In the course of preparing its financial statements for 2020, 2019 and 2018, Sema4 identified material weaknesses in its internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements as of December 31, 2020. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis. The material weaknesses identified related to the fact that Sema4 did not design and maintain accounting policies, procedures and controls to ensure complete, accurate and timely financial reporting in accordance with U.S. GAAP. Specifically, the material weaknesses identified included the following:
•Sema4 did not design and maintain accounting policies, processes and controls to analyze, account for and report its revenue arrangements in accordance with ASC 606, Revenue from Contracts with Customers, and ASC 605, Revenue Recognition.
•Sema4 did not design and maintain formal accounting policies, procedures and controls to achieve complete, accurate and timely financial accounting, reporting and disclosures, including controls over the preparation and review of account reconciliations and journal entries; the accounting for cost capitalization policies in accordance with ASC 330, Inventory, and ASC 350-40, Intangibles – Goodwill and Other – Internal-Use Software; and the application of ASC 840, Leases.
•Sema4 had not developed and effectively communicated to its employees its accounting policies and procedures, which resulted in inconsistent practices. Since these entity level programs have a pervasive effect across the organization, management has determined that these circumstances constitute a material weakness.
•Sema4’s accounting and operating systems lacked controls over access, and program change management that are needed to ensure access to financial data is adequately restricted to appropriate personnel.
•Sema4 does not have sufficient, qualified finance and accounting staff with the appropriate U.S. GAAP technical expertise to identify, evaluate and account for accounting and financial reporting, and effectively design and implement systems and processes that allow for the timely production of accurate financial information in accordance with internal financial reporting timelines, commensurate with Sema4’s size and the nature and complexity of its operations. As a result, Sema4 did not design and maintain formal accounting policies, processes and controls related to complex transactions necessary for an effective financial reporting process.
Sema4’s management is preparing a remediation plan that is expected to include policies and procedures to support internal control over financial reporting for a public company as well as supplementing the accounting and finance function with robust technical accounting and financial reporting experience and training. However, Sema4 cannot guarantee that the steps it has taken or may subsequently take have been or will be sufficient to remediate the material weaknesses or ensure that Sema4’s internal controls are effective.

Furthermore, as a public company, the Company is required to comply with certain rules and requirements related to its disclosure controls and procedures and its internal control over financial reporting. Following the completion of the Business Combination, any failure to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm the post-combination company’s operating results or cause the post-combination company to fail to meet its reporting obligations and may result in a restatement of the post-combination company’s financial statements for prior periods. For more information, see “Risk Factors—Risks Related to the Company and the Business Combination—Our internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.”
Sema4’s ability to use its net operating loss carry forwards and certain other tax attributes may be limited.
At December 31, 2020, Sema4’s total gross deferred tax assets were $60.6 million. Due to Sema4’s lack of earnings history, future deductible temporary differences related to compensation and uncertainties surrounding its ability to generate future taxable income, its net deferred tax assets have been fully offset by a valuation allowance. The deferred tax assets are primarily comprised of federal and state tax net operating losses and tax credit carryforwards, and tax deductible temporary differences.
Furthermore, under Section 382 of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss carryforwards, or NOLs, and other pre-change tax attributes (such as research tax credits) to offset its future taxable income may be limited. In general, an “ownership change” occurs if there is a cumulative change in its ownership by “5% shareholders” that exceeds 50 percentage points over a rolling three-year period. Sema4’s existing NOLs and tax credit carryovers may be subject to limitations arising from previous ownership changes, and if it undergoes one or more ownership changes in connection with completed acquisitions, including the Business Combination, or other future transactions in Sema4’s stock, its ability to utilize NOLs and tax credit carryovers could be further limited by Section 382 of the Internal Revenue Code. As a result, if Sema4 earns future taxable income, its ability to use its pre-change net operating loss and tax credit carryforwards to offset U.S. federal taxable income may be subject to limitations, which could potentially result in increased future tax liability to it. In addition, the Tax Cuts and Jobs Act limits the deduction for NOLs to 80% of current year taxable income and eliminates NOL carrybacks. Further, there may also be periods during which the use of NOLs is suspended or otherwise limited, which could accelerate or permanently increase state liability.
Risks Related to Sema4’s Key Relationships
Sema4 relies on third-party laboratories to perform certain elements of its service offerings.
A limited but meaningful portion of Sema4’s genomic analysis services is performed by third-party laboratories and service providers, while the remaining portion is performed in Sema4’s laboratories. The third-party laboratories are subject to contractual obligations to perform these services for Sema4, but are not otherwise under its control. Sema4 therefore does not control the capacity and quality control efforts of these third-party laboratories other than through its ability to enforce contractual obligations on volume and quality systems, and it has no control over such laboratories’ compliance with applicable legal and regulatory requirements. Sema4 also has no control over the timeliness of such laboratories’ performance of their obligations to it, and the third-party laboratories that Sema4 has contracted with have in the past had, and occasionally continue to have, issues with delivering results to it or resolving issues with Sema4 within the time frames it expected or established in its contracts with them, which sometimes results in longer than expected turnaround times for, or negatively impacts the performance of, these tests and services. In the event of any adverse developments with these third-party laboratories or their ability to perform their obligations in a timely manner and in accordance with the standards that Sema4 and its customers expect, its ability to service customers may be delayed, interrupted or otherwise adversely affected, which could result in a loss of customers and harm to its reputation. Furthermore, when these issues arise, Sema4 has had to expend time, management’s attention and other resources to address and remedy such issues.
Sema4 may not have sufficient alternative backup if one or more of the third-party laboratories that it contracts with are unable to satisfy their obligations to it with sufficient performance, quality and timeliness, including as a result of the COVID-19 pandemic. Any natural or other disaster, acts of war or terrorism, shipping embargoes, labor unrest, political instability, outbreaks of disease or similar events at one or more of these third-party laboratories’ facilities that causes a loss of capacity would heighten the risks that Sema4 faces. Changes to or termination of agreements or inability to renew agreements with these third-party laboratories or enter into new agreements with other laboratories that are able to perform such portions of Sema4’s service offerings could impair, delay or suspend its efforts to market and sell these services. In addition, certain third-party payors, including some state Medicaid payers, that Sema4 is under contract with may take the position that sending out testing to third-party laboratories and billing for such tests is contrary to the terms of its provider agreement and may refuse to pay Sema4 for the testing. If any of these events occur, Sema4’s business, financial condition and results of operations could suffer. Further, some state laws impose anti-markup restrictions that prevent an entity from realizing a profit margin on outsourced testing. If Sema4 or its subsidiaries are unable to markup outsourced testing, its revenues and operating margins may suffer.
Sema4 relies on Mount Sinai, a related party, and its clinicians for a portion of its test volume in connection with its diagnostic solutions and for data programs, and Sema4 has entered into certain other arrangements with Mount Sinai.
Sema4 relies on Mount Sinai, which is a related party, and its clinicians for a portion of its test volumes in connection with its diagnostic solutions and for a significant portion of the de-identified clinical records in Sema4’s databases. In 2020, orders from Mount Sinai clinicians accounted for 5.5% of Sema4’s total test volume, down from 12.8% in 2019. In addition, Sema4 subleases certain facilities from Mount Sinai, Sema4 provides certain research and data services to Mount Sinai, and Sema4 and Mount Sinai have entered into certain collaborative and commercial arrangements. Furthermore, Sema4 may in the future enter into other contracts for services or other engagements with Mount Sinai. See “Certain Relationships and Related Party Transactions — Sema4’s Related Party Transactions”
Mount Sinai is primarily made up of not-for-profit hospitals, a medical and graduate school and employed clinicians. The charitable missions of the Mount Sinai entities include patient care, teaching and research. As such, the Mount Sinai entities are required to deal with Sema4 strictly on an arms-length, fair market value basis, and the interests of Mount Sinai may not necessarily be aligned with the interests of Sema4 or its other stockholders.
Sema4 is subject to risks as a result of its reliance on Mount Sinai, and if Sema4’s transactions and relationship with Mount Sinai were to cease, Sema4’s business could be disrupted and it could have a material adverse effect on Sema4’s business, research, financial condition and results of operations.
In addition, following the completion of the Business Combination, ISMMS is expected to be significant stockholder in the post-combination company. Following the expiration of the lock-up period under the ISMMS Lock-Up Agreement, ISMMS may choose to dispose of some or all of the shares of common stock held by it. Any disposal of shares of common stock by ISMMS, or the perception that these sales could occur, could cause the market price of the post-combination company’s stock or warrants to decline.
Sema4 relies on commercial courier delivery services to transport samples to its facilities in a timely and cost-efficient manner and if these delivery services are disrupted, its business could be harmed.
Sema4’s core business depends on its ability to quickly and reliably deliver test results to its customers. Sema4 typically receives blood, saliva, or tissue samples for analysis at its laboratory facilities within days of collection from the patient. Disruptions and errors in these delivery service and accessioning errors and breaches, whether due to error by the courier service, labor disruptions, bad weather, natural disaster, terrorist acts or threats, outbreaks of disease or for other reasons, could adversely affect specimen integrity, Sema4’s ability to process or store samples in a timely manner and to service its customers, and ultimately its reputation and its business. In addition, if Sema4 is unable to continue to obtain expedited delivery services on commercially reasonable terms, its operating results may be adversely affected.

Sema4’s Risks Related to Legal, Regulatory and Compliance
Sema4 may be subject to increased compliance risks as a result of its rapid growth, including its dependence on its sales, marketing and billing efforts.
Sema4 has had to expand its training and compliance efforts in line with its increasing reliance on personnel in its sales, marketing and billing functions, and its expansion of these functions in line with the overall growth in its business. Sema4 continues to monitor its personnel, but Sema4 has in the past experienced, and may in the future experience, situations in which employees fail to strictly adhere to its policies. In addition, sales and marketing activities in the healthcare space are subject to various rules and regulations. Moreover, Sema4’s billing and marketing messaging can be complex and nuanced, and there may be errors or misunderstandings in its employees' communication of such messaging. Furthermore, Sema4 utilizes text messaging, email, phone calls and other similar methods to communicate with patients who are existing or potential users of its products for various business purposes. These activities subject it to laws and regulations relating to communications with consumers, such as the CAN-SPAM Act and the Telephone Consumer Protection Act, violations of which could subject Sema4 to claims by consumers, who may seek actual or statutory damages, which could be material in the aggregate. As Sema4 continues to scale up its sales and marketing efforts in line with the growth in its business, in particular its increased pace of product launches as well as further geographical expansion, Sema4 face an increased need to continuously monitor and improve its policies, processes and procedures to maintain compliance with a growing number and variety of laws and regulations, including with respect to consumer marketing. To the extent that there is any violation, whether actual, perceived or alleged, of its policies or applicable laws and regulations, Sema4 may incur additional training and compliance costs, may receive inquiries from third-party payors or other third parties, or be held liable or otherwise responsible for such acts of non-compliance. Any of the foregoing could adversely affect Sema4’s cash flow and financial condition.
If Sema4 uses hazardous materials in a manner that causes injury, it could be liable for resulting damages.
Sema4’s activities currently require the use of hazardous chemicals and biological material. Sema4 cannot eliminate the risk of accidental contamination or injury to employees or third parties from the use, storage, handling or disposal of these materials. In the event of contamination or injury, Sema4 could be held liable for any resulting damages, and any liability could exceed its resources or any applicable insurance coverage it may have. Additionally, Sema4 is subject on an ongoing basis to federal, state and local laws and regulations governing the use, storage, handling and disposal of these materials and specified waste products. The cost of compliance with these laws and regulations may become significant, and Sema4’s failure to comply may result in substantial fines or other consequences, and either could negatively affect its operating results.
Sema4 and its partners will have to maintain compliance with FDA requirements for research, products and services and failure to maintain compliance with FDA requirements may prevent or delay the marketing of its products and services.
Even if Sema4 has obtained marketing authorization, it will have to comply with the scope of that clearance, authorization or approval. Failure to secure and to comply with clearance, authorization or approval or the additional, extensive and ongoing post-marketing obligations imposed by the FDA or other regulatory requirements of other regulatory agencies could result in unanticipated compliance expenditures, a range of administrative enforcement actions, injunctions and criminal prosecution. FDA post-market obligations include, among other things, compliance with the FDA QSR, establishing registration and device listings, labeling requirements, reporting of certain adverse events and malfunctions, and reporting of certain recalls. In addition, circumstances may arise that cause Sema4 to recall equipment used in connection with its research, products and services. Such recalls could have an adverse effect on Sema4’s ability to provide those products and services, which in turn would adversely affect its financial condition. Sema4’s collaborators will also be required to maintain FDA clearance, authorization or approval for the products and services that Sema4 jointly develops. Any failure by Sema4 or its collaborators to maintain such clearance, authorization or approval could impair or cause a delay in its ability to profit from these collaborations.

Future changes in FDA enforcement discretion for LDTs could subject Sema4’s operations to much more significant regulatory requirements.
Sema4 currently offers a laboratory-develop test, or LDT, version of certain tests. The FDA has a policy of enforcement discretion with respect to, or LDTs, whereby the FDA does not actively enforce its medical device regulatory requirements for such tests. However, in October 2014, the FDA issued two draft guidance documents stating that the FDA intended to modify its policy of enforcement discretion with respect to LDTs in a risk-based manner consistent with the existing classification of medical devices. Although the FDA halted finalization of the guidance in November 2016 to allow for further public discussion on an appropriate oversight approach to LDTs and to give Congressional authorizing committees the opportunity to develop a legislative solution, it is unclear if Congress or the FDA will modify the current approach to the regulation of LDTs in a way that would subject Sema4’s current or future services marketed as LDTs to the enforcement of FDA regulatory requirements. The FDA Commissioner and the Director of the Center for Devices and Radiological Health, or CDRH, have expressed significant concerns regarding disparities between some LDTs and in vitro diagnostics that have been reviewed, cleared, authorized or approved by the FDA. If the FDA were to determine that certain tests offered by Sema4 as LDTs are not within the policy for LDTs for any reason, including new rules, policies or guidance, or due to changes in statute, its tests may become subject to extensive FDA requirements or Sema4’s business may otherwise be adversely affected. If the FDA were to disagree with Sema4’s LDT status or modify its approach to regulating LDTs, Sema4 could experience reduced revenue or increased costs, which could adversely affect Sema4’s business, prospects, results of operations and financial condition. If required, the regulatory marketing authorization process required to bring Sema4’s current or future LDTs into compliance may involve, among other things, successfully completing additional clinical validations and submitting to and obtaining clearance from the FDA for a premarket clearance (510(k)) submission or authorization for a de novo or approval of a PMA. Furthermore, pending legislative proposals, if passed, such as the VALID Act, could create new or different regulatory and compliance burdens on Sema4 and could have a negative effect on its ability to keep products on the market or develop new products, which could have a material effect on its business. In the event that the FDA requires marketing authorization of Sema4’s LDTs in the future, the FDA may not ultimately grant any clearance, authorization or approval requested by Sema4 in a timely manner, or at all. In addition, if the FDA inspects Sema4’s laboratory in relation to the marketing of any FDA-authorized test, any enforcement action the FDA takes might not be limited to the FDA-authorized test carried by Sema4 and could encompass its other testing services.
Recently, the FDA has also taken a more active role in certain diagnostic areas, including the oversight of pharmacogenetic, or PGx, and COVID-19 tests. In 2019, the FDA contacted several laboratories to demand changes to PGx test reports and marketing materials. In February 2020, the FDA issued a statement indicating that it continues to have concerns about the claims that certain clinical laboratories make with respect to their PGx tests, and published tables that list PGx associations for which the FDA has determined that the data support therapeutic management recommendations, a potential impact on safety or response, or a potential impact on pharmacokinetic properties only, respectively. To date, however, the FDA has not provided any general guidance on the types of claims or other characteristics that will cause a PGx test to fall outside FDA’s enforcement discretion. As such, the extent to which the FDA will allow any laboratory to offer PGx tests in their current form without meeting FDA regulatory requirements for medical devices is unclear at this time.
For each product and service Sema4 is developing that may require FDA premarket review prior to marketing, the FDA may not grant clearance, authorization or premarket approval and failure to obtain necessary approvals for its future products and services would adversely affect its ability to grow its business.
Before Sema4 begins to manufacture, label and market additional clinical diagnostic products for commercial diagnostic use in the United States, Sema4 may be required to obtain either clearance, marketing authorization or approval from the FDA, unless an exemption applies or the FDA exercises its enforcement discretion and refrains from enforcing its requirements. For example, the FDA currently has a policy of refraining from enforcing its medical device requirements with respect to LDTs, which the FDA considers to be a type of in vitro diagnostic test that is designed, manufactured and used within a single properly licensed laboratory.
The process of obtaining PMA is much more rigorous, costly, lengthy and uncertain than the 510(k) clearance process. In the PMA approval process, the FDA must determine that a proposed device is safe and effective for its intended use based, in part, on extensive data, including, but not limited to, technical, preclinical, clinical trial, manufacturing and labeling data. Conversely, in the 510(k) clearance process, the FDA must determine that a proposed device is “substantially equivalent” to a legally marketed “predicate” device in order for the product to be cleared for marketing. To be “substantially equivalent,” the proposed device must have the same intended use as the predicate device, and either have the same technological characteristics or if it has different technological characteristics as the predicate device, the proposed device must be as safe and effective as, and not raise different questions of safety or effectiveness than, the predicate device. Clinical data is sometimes required to support substantial equivalence. For lower-risk devices that would otherwise automatically be placed into Class III, which require a PMA because no predicate device is available and the devices do not fall within an existing 510(k)-exempt classification, an applicant may submit a de novo request to down classify the device into Class II or Class I, which would not require a PMA. In the de novo process, the FDA must determine that general and special controls are sufficient to provide reasonable assurance of the safety and effectiveness of a device, which is low to moderate risk and has no predicate. In other words, the applicant must justify the “down-classification” to Class I or II for a new product type that would otherwise automatically be placed into Class III, but is lower risk. Clinical data may be required. For laboratory tests for which FDA clearance, authorization or approval is required, the FDA may also require data to support analytical and clinical validity.
The 510(k), de novo and PMA processes can be expensive and lengthy and require the payment of significant fees, unless an exemption applies. The FDA’s 510(k) clearance pathway usually takes from three to nine months from submission, but it can take longer for a novel type of product. The FDA’s de novo classification pathway usually takes from six to 12 months, but for many applicants can take up to 18 months or more.
The process of obtaining a PMA generally takes from one to three years, or even longer, from the time the PMA is submitted to the FDA until an approval is obtained. Any delay or failure to obtain necessary regulatory clearances, authorizations or approvals would have a material adverse effect on Sema4’s business, financial condition and prospects.
The FDA can delay, limit or deny clearance, authorization or approval of a device for many reasons, including:
•the inability to demonstrate to the satisfaction of the FDA that the products are safe or effective for their intended uses;
•the disagreement of the FDA with the design, conduct or implementation of the clinical trials or the analysis or interpretation of data from preclinical studies, analytical studies or clinical trials;
•serious and unexpected adverse device effects experienced by participants in clinical trials;
•the data from preclinical studies, analytical studies and clinical trials may be insufficient to support clearance, authorization or approval, where required;
•the inability to demonstrate that the clinical and other benefits of the device outweigh the risks;
•an advisory committee, if convened by the FDA, may recommend against approval of a PMA or other application or may recommend that the FDA require, as a condition of approval, additional preclinical studies or clinical trials, limitations on approved labeling or distribution and use restrictions, or even if an advisory committee makes a favorable recommendation, the FDA may still not approve the product;
•the FDA may identify deficiencies in Sema4’s marketing application;
•the FDA may identify deficiencies in Sema4 or its collaborators’ manufacturing processes, facilities or analytical methods;
•the potential for policies or regulations of the FDA or applicable foreign regulatory bodies to change significantly in a manner rendering clinical data or regulatory filings insufficient for clearance, authorization or approval; and

•the FDA or foreign regulatory authorities may audit clinical trial data and conclude that the data is not sufficiently reliable to support a PMA.
There are numerous FDA personnel assigned to review different aspects of marketing submissions, which can present uncertainties based on their ability to exercise judgment and discretion during the review process. During the course of review, the FDA may request or require additional data and information, and the development and provision of these data and information may be time-consuming and expensive. The process of obtaining regulatory clearances, authorizations or approvals to market a medical device can be costly and time-consuming, and Sema4 may not be able to obtain these clearances, authorizations or approvals on a timely basis, or at all for its products in development. If Sema4 is unable to obtain clearance, authorization or approval for any products for which it plans to seek clearance, authorization or approval, its business may be harmed.
Modifications to Sema4’s products with FDA marketing authorization may require new FDA clearances, authorizations or approvals, or may require it to cease marketing or recall the modified clinical diagnostic products or future clinical products until clearances are obtained.
Any modification to a 510(k)-cleared device that significantly affects its safety or effectiveness, or that constitutes a major change in its intended use, could require a new 510(k) clearance, a new de novo authorization or approval of a PMA. The FDA requires every manufacturer to make this determination in the first instance, but the FDA may review any manufacturer’s decision. The FDA may not agree with Sema4’s decisions regarding whether new clearances, authorizations or approvals are necessary.
For any product approved pursuant to a PMA, Sema4 would be required to seek supplemental approval for many types of modifications to the approved product. The FDA requires manufacturers in the first instance to determine whether a PMA supplement or other regulatory filing is needed or whether the change may be reported via the PMA Annual Report, but may disagree with a company’s assessment.
If the FDA disagrees with Sema4’s determination, which it may not review until Sema4 submits an annual report or the FDA conducts an inspection or other inquiry, and requires Sema4 to seek new clearances, authorizations or approvals for modifications to its previously cleared, authorized or approved clinical diagnostic products for which Sema4 has concluded new clearances, authorizations or approvals are unnecessary, Sema4 may be required to cease marketing or distribution of these clinical diagnostic products or to recall the modified products until Sema4 obtains clearance, authorization or approval. Sema4 may also be subject to enforcement action, including, among other things, significant regulatory fines or penalties.
In addition, for example, Sema4 plans to match its test reports for certain indications to identified mutations with FDA-approved targeted therapies or relevant clinical trials of targeted therapies. If a patient or physician who orders a test using one of Sema4’s products is unable to obtain, or be reimbursed for the use of, targeted therapies because they are not indicated in the FDA-approved label for treatment, the patient is unable to enroll in an identified clinical trial due to the enrollment criteria of the trial, or some other reason, the ordering physician may conclude the test report does not contain actionable information. If physicians do not believe Sema4’s products consistently generate actionable information about their patients’ disease or condition, they may be less likely to use Sema4’s products.
Furthermore, Sema4 cannot provide assurance that customers will always use these products in the manner in which they are intended. Any intentional or unintentional misuse of these products by customers could lead to substantial civil and criminal monetary and non-monetary penalties, and could result in significant legal and investigatory fees.
Sema4’s business is subject to various complex laws and regulations applicable to clinical diagnostics. Sema4 could be subject to significant fines and penalties if it or its partners fail to comply with these laws and regulations.
As a provider of clinical diagnostic products and services, Sema4 and its partners are subject to extensive and frequently changing federal, state, local and foreign laws and regulations governing various aspects of its business.

In particular, the clinical laboratory and healthcare industry is subject to significant governmental certification and licensing regulations, as well as federal, state and foreign laws regarding:
•test ordering and billing practices;
•marketing, sales and pricing practices;
•health information privacy and security, including HIPAA and comparable state laws;
•insurance;
•anti-markup legislation;
•fraud and abuse; and
•consumer protection.
Sema4 is also required to comply with FDA regulations, including with respect to its labeling and promotion activities. In addition, advertising and marketing of its clinical products are subject to regulation by the Federal Trade Commission, or FTC, and advertising of laboratory services is regulated by certain state laws. Violation of any FDA requirement could result in enforcement actions, such as seizures, injunctions, civil penalties and criminal prosecutions, and violation of any FTC or state law requirement could result in injunctions and other remedies, all of which could have a material adverse effect on Sema4’s business. Most states also have similar regulatory and enforcement authority for devices. Additionally, most foreign countries have authorities comparable to the FDA and processes for obtaining marketing approvals. Obtaining and maintaining these approvals, and complying with all laws and regulations, may subject Sema4 to similar risks and delays as those it could experience under FDA, FTC and state regulation. Sema4 incurs various costs in complying and overseeing compliance with these laws and regulations. The growth of Sema4’s business and sales organization, the acquisition of additional businesses or products and services and its expansion outside of the U.S. may increase the potential of violating these laws, regulations or its internal policies and procedures.
Healthcare policy has been a subject of extensive discussion in the executive and legislative branches of the federal and many state governments and healthcare laws and regulations are subject to change. Development of the existing commercialization strategy for its tests and planned development of products in Sema4’s pipeline has been based on existing healthcare policies. Sema4 cannot predict what additional changes, if any, will be proposed or adopted or the effect that such proposals or adoption may have on its business, financial condition and results of operations.
If Sema4 or its partners, fail to comply with these laws and regulations, it could incur significant fines and penalties and its reputation and prospects could suffer. Additionally, any such partners could be forced to cease offering Sema4’s products and services in certain jurisdictions, which could materially disrupt its business. An adverse outcome could include Sema4 being required to pay treble damages, incur civil and criminal penalties, paying attorneys’ fees, entering into a corporate integrity agreement, being excluded from participation in government healthcare programs, including Medicare and Medicaid, and other adverse actions that could materially and adversely affect its business, financial condition and results of operations.
Compliance with the HIPAA security, privacy and breach notification regulations may increase Sema4’s costs.
The HIPAA privacy, security and breach notification regulations, including the expanded requirements under HITECH, establish comprehensive federal standards with respect to the uses and disclosures of protected health information, or PHI, by health plans, healthcare providers and healthcare clearinghouses, in addition to setting standards to protect the confidentiality, integrity and security of PHI. The regulations establish a complex regulatory framework on a variety of subjects, including:
•the circumstances under which uses and disclosures of PHI are permitted or required without a specific authorization by the patient, including but not limited to treatment purposes, activities to obtain payments for Sema4’s services, and its healthcare operations activities;

•a patient’s rights to access, amend and receive an accounting of certain disclosures of PHI;
•requirements to notify individuals if there is a breach of their PHI;
•the contents of notices of privacy practices for PHI;
•administrative, technical and physical safeguards required of entities that use or receive PHI;
•deidentification of PHI; and
•the protection of computing systems maintaining electronic PHI.
Sema4 has implemented practices intended to meet the requirements of the HIPAA privacy, security and breach notification regulations, as required by law. Sema4 is required to comply with federal privacy, security and breach notification regulations as well as varying state privacy, security and breach notification laws and regulations, which may be more stringent than federal HIPAA requirements. In addition, for healthcare data transfers from other countries relating to citizens of those countries, Sema4 must comply with the laws of those countries. The federal privacy regulations under HIPAA restrict Sema4’s ability to use or disclose patient identifiable data, without patient authorization, for purposes other than payment, treatment, healthcare operations and certain other specified disclosures such as public health and governmental oversight of the healthcare industry.
HIPAA provides for significant fines and other penalties for wrongful use or disclosure of PHI, including potential civil and criminal fines and penalties. Computer networks are always vulnerable to breach and unauthorized persons may in the future be able to exploit weaknesses in the security systems of Sema4’s computer networks and gain access to PHI. Additionally, Sema4 shares PHI with third-parties who are legally obligated to safeguard and maintain the confidentiality of PHI. Unauthorized persons may be able to gain access to PHI stored in such third-parties computer networks. Any wrongful use or disclosure of PHI by Sema4 or such third-parties, including disclosure due to data theft or unauthorized access to Sema4 or its third-parties computer networks, could subject it to fines or penalties that could adversely affect its business and results of operations. Although the HIPAA statute and regulations do not expressly provide for a private right of damages, Sema4 could also be liable for damages under state laws to private parties for the wrongful use or disclosure of confidential health information or other private personal information.
Some of Sema4’s activities may subject it to risks under federal and state laws prohibiting ‘kickbacks’ and false or fraudulent claims.
In addition to FDA marketing and promotion restrictions, several other types of state and federal healthcare fraud and abuse laws have been applied in recent years to restrict certain marketing practices in the healthcare product and service industry and to regulate billing practices and financial relationships with healthcare providers, hospitals and other healthcare providers. These laws include a federal law commonly known as the Medicare/Medicaid anti-kickback law, and several similar state laws, which prohibit payments intended to induce healthcare providers or others either to refer patients or to acquire or arrange for or recommend the acquisition of healthcare products or services. While the federal law applies only to referrals, products or services for which payment may be made by a federal healthcare program, state laws often apply regardless of whether federal funds may be involved. These laws constrain the sales, marketing and other promotional activities of manufacturers of medical devices and providers of laboratory services by limiting the kinds of financial arrangements, including sales programs, that may be used with hospitals, healthcare providers, laboratories and other potential purchasers or prescribers of medical devices and laboratory services. Other federal and state laws generally prohibit individuals or entities from knowingly presenting, or causing to be presented, claims for payment from Medicare, Medicaid, or other third-party payors that are false or fraudulent, or are for items or services that were not provided as claimed.
In 2018, Congress passed EKRA as part of the Substance Use-Disorder Prevention that Promotes Opioid Recovery and Treatment for Patients and Communities Act. Similar to the Medicare/Medicaid anti-kickback law, EKRA imposes criminal penalties for knowing or willful payment or offer, or solicitation or receipt, of any remuneration, whether directly or indirectly, overtly or covertly, in cash or in kind, in exchange for the referral or inducement of laboratory testing (among other healthcare services) unless a specific exception applies. However, unlike the Medicare/Medicaid anti-kickback law, EKRA is not limited to services covered by federal or state healthcare programs but applies more broadly to services covered by “healthcare benefit programs,” including commercial insurers. As currently drafted, EKRA potentially expands the universe of arrangements that could be subject to government enforcement under federal fraud and abuse laws. In addition, while the Medicare/Medicaid anti-kickback law includes certain exceptions that are widely relied upon in the healthcare industry, not all of those same exceptions apply under EKRA. Because EKRA is a relatively new law, there is no agency guidance or court precedent to indicate how and to what extent it will be applied and enforced. Sema4 cannot assure you that its relationships with healthcare providers, hospitals, customers, its own sales representatives, or any other party will not be subject to scrutiny or will survive regulatory challenge under EKRA.
Additionally, to avoid liability under federal false claims laws, Sema4 or its partners must carefully and accurately code claims for reimbursement, proactively monitor the accuracy and appropriateness of claims and payments received, diligently investigate any credible information indicating that it may have received an overpayment, and promptly return any overpayments. Medicare payments are subject to audit, including through the Comprehensive Error Rate Testing, or CERT, program, and payments may be recouped by CMS if it is determined that they were improperly made. Currently, a small percentage of Sema4’s revenues are generated by payments from Medicare. The federal anti-kickback statute and certain state-level false claims laws prescribe civil and criminal penalties (including fines) for noncompliance that can be substantial. In addition, various states have enacted false claim laws analogous to the federal laws that apply where a claim is submitted to any third-party payor and not only a governmental payer program. While Sema4 continually strives to comply with these complex requirements, interpretations of the applicability of these laws to marketing and billing practices are constantly evolving and even an unsuccessful challenge could cause adverse publicity and be costly to respond to, and thus could harm its business and prospects. Sema4’s failure to comply with applicable laws could result in various adverse consequences that could have a material adverse effect upon its business, including the exclusion of its products and services from government programs and the imposition of civil or criminal sanctions.
Sema4’s business could be harmed by the loss, suspension or other restriction on a license, certification or accreditation, or by the imposition of a fine or penalties, under CLIA, its implementing regulations or other state, federal and foreign laws and regulations affecting licensure or certification, or by future changes in these laws or regulations.
Federal law requires virtually all clinical laboratories to comply with CLIA, which generally involves becoming certified by the federal and state government for the testing that will be performed and complying with various operational, personnel, facilities administration, quality and proficiency testing requirements intended to ensure that testing services are accurate and reliable. CLIA certification is also a prerequisite to be eligible to bill state and federal healthcare programs, as well as many private third-party payors, for laboratory research and clinical diagnostic testing services. For example, as a condition of Sema4’s CLIA certification, a laboratory may be subject to survey and inspection every other year, additional random inspections and surprise inspections based on complaints received by state or federal regulators. The biennial survey and inspection is conducted by CMS, a CMS agent or, if the laboratory holds a CLIA certificate of accreditation, a CMS-approved accreditation organization, such as CAP. Sanctions for failure to comply with CLIA requirements, including proficiency testing violations, may include suspension, revocation or limitation of a laboratory’s CLIA certificate, which is necessary to conduct business, as well as the imposition of significant civil, administrative or criminal sanctions against the lab, its owners and other individuals. In addition, Sema4 is subject to regulation under certain state laws and regulations governing laboratory licensure. Some states have enacted laboratory licensure and compliance laws that are more stringent than CLIA. Changes in state licensure laws that affect Sema4’s ability to offer and provide research and diagnostic products and services across state or foreign country lines could materially and adversely affect its business. In addition, state and foreign requirements for laboratory certification may be costly or difficult to meet and could affect its ability to receive specimens from certain states or foreign countries.
Any sanction imposed under CLIA, its implementing regulations or state or foreign laws or regulations governing licensure, or Sema4’s failure to renew a CLIA certificate, a state or foreign license or accreditation, could have a material adverse effect on its business.

Sema4 may never obtain approval in the EU or in any other foreign country for any of its products or services and, even if Sema4 does, it or its partners and collaborators may never be able to commercialize them in another jurisdiction, which would limit Sema4’s ability to realize their full market potential.
In order to eventually market any of its current or future products and services in any particular foreign jurisdiction, Sema4 must establish compliance with numerous and varying regulatory requirements on a jurisdiction-by-jurisdiction basis regarding quality, safety, performance, privacy and efficacy. In addition, clinical trials or clinical investigations conducted in one country may not be accepted by regulatory authorities in other countries, and regulatory clearance, authorization or approval in one country does not guarantee regulatory clearance, authorization or approval in any other country. Approval processes vary among countries and can involve additional product testing and validation and additional administrative review periods.
Seeking foreign regulatory clearance, authorization or approval could result in difficulties and costs for Sema4 and its collaborators and require additional preclinical studies, clinical trials or clinical investigations which could be costly and time-consuming. Regulatory requirements and ethical approval obligations can vary widely from country to country and could delay or prevent the introduction of Sema4’s products and services in those countries. The foreign regulatory clearance, authorization or approval process involves all of the risks and uncertainties associated with FDA clearance, authorization or approval. Sema4 currently has limited experience in obtaining regulatory clearance, authorization or approval in international markets. If Sema4 or its collaborators fail to comply with regulatory requirements in international markets or to obtain and maintain required regulatory clearances, authorizations or approvals in international markets, or if those approvals are delayed, its target market will be reduced and its ability to realize the full market potential of Sema4’s products and services will be unrealized.
Complying with numerous statutes and regulations pertaining to Sema4’s business is an expensive and time-consuming process, and any failure to comply could result in substantial penalties.
Sema4’s operations are subject to other extensive federal, state, local and foreign laws and regulations, all of which are subject to change. These laws and regulations currently include, among others:
•HIPAA, which establishes comprehensive federal standards with respect to the privacy and security of protected health information and requirements for the use of certain standardized electronic transactions;
•amendments to HIPAA under HITECH, which strengthen and expand HIPAA privacy and security compliance requirements, increase penalties for violators and expand vicarious liability, extend enforcement authority to state attorneys general, and impose requirements for breach notification;
•the General Data Protection Regulation, or GDPR, which imposes strict privacy and security requirements on controllers and processors of European personal data, including enhanced protections for “special categories” of personal data, including sensitive information such as health and genetic information of data subjects;
•the CCPA, which, among other things, regulates how subject businesses may collect, use, disclose and/or sell the personal information of consumers who reside in California, affords rights to consumers that they may exercise against businesses that collect their information, and requires implementation of reasonable security measures to safeguard personal information of California consumers;
•the federal Anti-Kickback Statute, which prohibits knowingly and willfully offering, paying, soliciting or receiving remuneration, directly or indirectly, overtly or covertly, in cash or in kind, to induce or in return for the referral of an individual, for the furnishing of or arrangement for the furnishing of any item or service for which payment may be made in whole or in part by a federal healthcare program, or the purchasing, leasing, ordering, arranging for, or recommend purchasing, leasing or ordering, any good, facility, item or service for which payment may be made, in whole or in part, under a federal healthcare program;
•EKRA, which prohibits payments for referrals to recovery homes, clinical treatment facilities, and laboratories and reaches beyond federal health care programs, to include private insurance;

•the federal physician self-referral law, known as the Stark Law, which prohibits a physician from making a referral to an entity for certain designated health services covered by the Medicare program, including laboratory and pathology services, if the physician or an immediate family member has a financial relationship with the entity unless an exception applies, and prohibits an entity from billing for designated health services furnished pursuant to a prohibited referral;
•the federal false claims law, which imposes liability on any person or entity that, among other things, knowingly presents, or causes to be presented, a false or fraudulent claim for payment to the federal government;
•the federal Civil Monetary Penalties Law, which prohibits, among other things, the offering or transfer of remuneration to a Medicare or state healthcare program beneficiary if the person knows or should know it is likely to influence the beneficiary’s selection of a particular provider, practitioner or supplier of services reimbursable by Medicare or a state healthcare program, unless an exception applies;
•the HIPAA fraud and abuse provisions, which create new federal criminal statutes that prohibit, among other things, defrauding health care benefit programs, willfully obstructing a criminal investigation of a healthcare offense and falsifying or concealing a material fact or making any materially false statements in connection with the payment for healthcare benefits, items or services;
•other federal and state fraud and abuse laws, such as anti-kickback laws, prohibitions on self-referral, fee-splitting restrictions, insurance fraud laws, anti-markup laws, prohibitions on the provision of tests at no or discounted cost to induce physician or patient adoption, and false claims acts, which may extend to services reimbursable by any third-party payer, including private insurers;
•the 21st Century Cures Act information blocking prohibition, which prohibits covered actors from engaging in certain practices that are likely to interfere with the access, exchange, or use of electronic health information;
•the Physician Payments Sunshine Act and similar state laws that require reporting of certain payments and other transfers of value made by applicable manufacturers, directly or indirectly, to or on behalf of covered recipients including physicians (defined to include doctors, dentists, optometrists, podiatrists and chiropractors) and teaching hospitals as well as ownership and investment interests held by physicians and their immediate family members.
•Beginning in 2022, applicable manufacturers also will be required to report such information regarding its relationships with physician assistants, nurse practitioners, clinical nurse specialists, certified registered nurse anesthetists and certified nurse midwives during the previous year;
•state laws that limit or prohibit the provision of certain payments and other transfers of value to certain covered healthcare providers;
•the prohibition on reassignment of Medicare claims, which, subject to certain exceptions, precludes the reassignment of Medicare claims to any other party;
•state laws that prohibit other specified practices, such as billing clinicians for testing that they order; waiving coinsurance, copayments, deductibles and other amounts owed by patients; billing a state Medicaid program at a price that is higher than what is charged to one or more other payers;
•similar foreign laws and regulations that may apply to it in the countries in which Sema4 operates or may operate in the future; and
•laws that relate to maintaining accurate information and control over activities that may fall within the purview of the U.S. Foreign Corrupt Practices Act, its books and records provisions, or anti-bribery provisions.

Sema4 has adopted policies and procedures designed to comply with these laws and regulations. In the ordinary course of its business, Sema4 conducts internal reviews of its compliance with these laws. Sema4’s compliance may also be subject to governmental review. The growth of Sema4’s business and its expansion outside of the United States may increase the potential of violating these laws or its internal policies and procedures. The risk of Sema4 being found in violation of these or other laws and regulations is further increased by the fact that many have not been fully interpreted by the regulatory authorities or the courts, and their provisions are open to a variety of interpretations. Any action brought against Sema4 for violation of these or other laws or regulations, even if it successfully defends against it, could cause it to incur significant legal expenses and divert Sema4’s management’s attention from the operation of its business. If Sema4’s operations are found to be in violation of any of these laws and regulations, it may be subject to any applicable penalty associated with the violation, including significant administrative, civil and criminal penalties, damages, fines, imprisonment, exclusion from participation in Federal healthcare programs, refunding of payments received by it and curtailment or cessation of Sema4’s operations, which may impact existing contracts with key payors, collaborators, health systems, and commercial partners. Any of the foregoing consequences could seriously harm Sema4’s business and its financial results.
Sema4 faces uncertainty related to healthcare reform, pricing, coverage and reimbursement, which could reduce its revenue.
Healthcare reform laws, including the Patient Protection and Affordable Care Act, ACA, and the Protecting Access to Medicare Act of 2014, or PAMA, are significantly affecting the U.S. healthcare and medical services industry. Existing legislation, and possible future legal and regulatory changes, including potential repeal or modification of the ACA, elimination of penalties regarding the individual mandate for coverage, or approval of health plans that allow lower levels of coverage for preventive services, could materially change the structure and finances of the health insurance system and the methodology for reimbursing medical services, drugs and devices, including Sema4’s current and future products and services. The ACA has also been the subject of various legal challenges and in December 2018, a federal district court in Texas found that the ACA’s “individual mandate” was unconstitutional such that the whole of the ACA is invalid. The decision was appealed, and in December 2019, the Fifth Circuit Court of Appeals affirmed certain portions of the district court’s decision but remanded to the district court to determine if any portions of the ACA may still be valid. If the plaintiffs in this case, or in any other case challenging the ACA, are ultimately successful, insurance coverage for Sema4’s tests could be materially and adversely affected. Any change in reimbursement policy could result in a change in patient cost-sharing, which could adversely affect a provider’s willingness to prescribe and patient’s willingness and ability to use Sema4’s tests and any other product or service Sema4 may develop. Healthcare reforms, which may intend to reduce healthcare costs, may have the effect of discouraging third-party payors from covering certain kinds of medical products and services, particularly newly developed technologies, or other products or tests Sema4 may develop in the future. Sema4 cannot predict whether future healthcare reform initiatives will be implemented at the federal or state level or the effect any such future legislation or regulation will have on it. The taxes imposed by new legislation, cost reduction measures and the expansion in the government’s role in the U.S. healthcare industry may result in decreased profits to Sema4, which may adversely affect its business, financial condition and results of operations.
PAMA presents significant uncertainty for future CMS reimbursement rates for Sema4’s tests. Because Medicare currently covers a significant number of patients, any reduction in the CMS reimbursement rate for Sema4’s tests would negatively affect its revenues and its business prospects. Under PAMA, CMS reimbursement rates for clinical diagnostic laboratory tests are updated every three years, or annually for clinical laboratory tests that are considered "advanced diagnostic laboratory tests". The CMS reimbursement rates for clinical diagnostic laboratory tests are updated based on the volume-weighted median of private payer rates for each clinical diagnostic laboratory test based on data submitted by certain applicable laboratories. Further, laboratories that fail to report or erroneously report required payment information may be subject to substantial civil money penalties. There can be no assurance under PAMA that adequate CMS reimbursement rates will continue to be assigned to Sema4’s tests. Congress could modify or repeal PAMA in the future or CMS could modify regulations under PAMA, and any such action could have the effect of reducing the CMS reimbursement rate for Sema4’s tests. Further, it is possible that Medicare or other federal payers that provide reimbursement for Sema4’s tests may suspend, revoke or discontinue coverage at any time, may require co-payments from patients, or may reduce the reimbursement rates payable to it. Any such action could have a negative impact on Sema4’s revenues.

Coverage of Sema4’s screening products that it may develop may also depend, in whole or in part, on whether payers determine, or courts and/or regulatory authorities determine, coverage is required under applicable federal or state laws mandating coverage of certain cancer screening services.
Several states have laws mandating coverage for preventive services, such as certain cancer screening services, applicable to certain health insurers. However, not all of these laws apply to Sema4’s current tests and not all of these laws presently mandate coverage for patients within the certain age ranges. Sema4 and payers may disagree about how these mandates apply to its tests and Sema4 may find the mandates difficult to enforce. Further, if the ACA is repealed, replaced or overturned, or even if it is not, states may decide to modify their laws, which may include repeal of those coverage mandates that Sema4 believes currently apply to its oncology tests.
Outside of the U.S., Sema4 would largely depend on public or government-controlled payers for coverage of its oncology tests. As compared to many more routine diagnostic tests, Sema4’s oncology tests are more complicated, expensive and are performed in a central, specialized lab. In order to accommodate the unique characteristics of Sema4’s diagnostic products, public payers in certain non-U.S. markets have designed reimbursement frameworks specifically for each test type. These payers could decide to modify or discontinue these special frameworks, potentially leading to lower reimbursement prices or the impossibility of providing the test in the market. These changes could also impose additional administrative burdens on Sema4, if it were to ever sell its tests in foreign jurisdictions, including complex public tendering procedures, or on ordering physicians, which could adversely affect the number of payers covering the test or the number of orders placed. Public payers could condition reimbursement of Sema4’s tests upon performance of its tests locally or, even in laboratories owned or operated by the payers. Any such change would adversely affect Sema4’s ability to continue to serve those patients through its labs. Sema4 may develop future oncologic tests that could be performed locally by laboratory partners and in hospitals around the world, however those developments efforts may be unsuccessful and any such tests that Sema4 may develop may not be approved by regulators or accepted by payers or patients.
Product and professional liability suits against Sema4 could result in expensive and time-consuming litigation, payment of substantial damages and increases in its insurance rates.
The sale and use of Sema4’s solutions, products and services could lead to product or professional liability claims, including class action lawsuits. Sema4 may also be subject to liability for errors in the test results including health information it provides to healthcare providers or patients or for a misunderstanding of, or inappropriate reliance upon, the information it provides. Claims could also arise out of clinical studies Sema4 may conduct or any of its other activities. A product or professional liability claim could result in substantial damages, be costly and time consuming to defend, and cause material harm to its business, reputation or financial condition. Sema4 cannot assure you that its liability insurance would protect its assets from the financial impact of defending a product or professional liability claim. Any claim brought against Sema4, with or without merit, could increase its liability insurance rates or prevent it from securing insurance coverage in the future.
Errors, defects, or mistakes in Sema4’s products or services, and operations could harm its reputation, decrease market acceptance of its products or services.
Sema4 is creating new products and services, many of which are initially based on largely untested technologies. As all of Sema4’s products and services progress, Sema4 or others may determine that it made product or service-level scientific or technological mistakes. The diagnostic and testing processes utilize a number of complex and sophisticated molecular, biochemical, informatics, and mechanical processes, many of which are highly sensitive to external factors. An operational or technological failure in one of these complex processes or fluctuations in external factors may result in less efficient processing or variation between testing runs. Refinements to Sema4’s processes may initially result in unanticipated issues that reduce the efficiency or increase variability. In particular, sequencing, which is a key component of these processes, could be inefficient with higher than expected variability thereby increasing total sequencing costs and reducing the number of samples Sema4 can process in a given time period. Therefore, inefficient or variable processes can cause variability in Sema4’s operating results and damage its reputation.

In addition, Sema4’s laboratory operations could result in any number of errors or defects. Sema4’s quality assurance system may fail to prevent it from inadvertent problems with samples, sample quality, lab processes including sequencing, software, data upload or analysis, raw materials, reagent manufacturing, assay quality or design, or other components or processes. In addition, Sema4’s assays may have quality or design errors, and it may have inadequate procedures or instrumentation to process samples, assemble its proprietary primer mixes and commercial materials, upload and analyze data, or otherwise conduct its laboratory operations. If Sema4 provides products or services with undiscovered errors to its customers, its clinical diagnostics may falsely indicate a patient has a disease or genetic variant, fail to assess a patient’s risk of getting a disease or having a child with a disease, or fail to detect disease or variant in a patient who requires or could benefit from treatment or intervention. Sema4 believes its customers are likely to be particularly sensitive to product and service defects, errors and delays, including if Sema4’s products and services fail to indicate the presence of residual disease with high accuracy from clinical specimens or if Sema4 fails to list or inaccurately indicate the presence or absence of disease in its test report or analysis. In drug discovery, such errors may interfere with Sema4’s collaborators’ clinical studies or result in adverse safety or efficacy profiles for their products in development. This may harm Sema4’s customers’ businesses and may cause it to incur significant costs, divert the attention of key personnel, encourage regulatory enforcement action against it, create a significant customer relations problem for Sema4 and cause its reputation to suffer. Sema4 may also be subject to warranty and liability claims for damages related to errors or defects in its products or services. Any of these developments could harm Sema4’s business and operating results.
Sema4 is subject to increasingly complex taxation rules and practices, which may affect how it conducts its business and its results of operations
As its business grows, Sema4 is required to comply with increasingly complex taxation rules and practices. Sema4 is subject to tax in multiple U.S. tax jurisdictions and may be subject to foreign tax jurisdictions in the future. The development of Sema4’s tax strategies requires additional expertise and may impact how it conducts its business. Sema4’s future effective tax rates could be unfavorably affected by changes in, or interpretations of, tax rules and regulations in the jurisdictions in which it does business or by changes in the valuation of its deferred tax assets and liabilities. Furthermore, Sema4 provides for certain tax liabilities that involve significant judgment. Sema4 is and may be subject to the examination of its tax returns by federal, state and foreign tax authorities. If Sema4’s tax strategies are ineffective or it is not in compliance with domestic and international tax laws, as applicable, its financial position, operating results and cash flows could be adversely affected.
Risks Related to Sema4’s Intellectual Property and Trade Secrets
Sema4’s inability to effectively protect its proprietary products, processes, and technologies, including the confidentiality of its trade secrets, could harm its competitive position.
Sema4 currently relies upon trade secret protection and copyright, as well as non-disclosure agreements and invention assignment agreements with its employees, consultants and third parties, and to a limited extent patent protection, to protect its confidential and proprietary information. Although Sema4’s competitors have utilized and are expected to continue utilizing similar methods and have aggregated and are expected to continue to aggregate similar databases of genetic testing information, its success will depend upon its ability to develop proprietary methods and databases and to defend any advantages afforded to it by its methods and databases relative to its competitors. If Sema4 does not protect its intellectual property adequately, competitors may be able to use its methods and databases and thereby erode any competitive advantages Sema4 may have.
Sema4 will be able to protect its proprietary rights from unauthorized use by third parties only to the extent that its proprietary technologies are covered by valid and enforceable patents or are effectively maintained as trade secrets. In this regard, Sema4 has applied, and it intends to continue applying, for patents covering such aspects of its technologies as it deems appropriate. However, Sema4 expects that potential patent coverage it may obtain will not be sufficient to prevent substantial competition. In this regard, Sema4 believes it is probable that others will independently develop similar or alternative technologies or design around those technologies for which Sema4 may obtain patent protection. In addition, any patent applications Sema4 files may be challenged and may not result in issued patents or may be invalidated or narrowed in scope after they are issued. Questions as to inventorship or ownership may also arise. Any finding that Sema4’s patents or applications are unenforceable could harm its ability to prevent others from practicing the related technology, and a finding that others have inventorship or ownership rights to its patents and applications could require it to obtain certain rights to practice related technologies, which may not be available on favorable terms, if at all. If Sema4 initiates lawsuits to protect or enforce its patents, or litigate against third-party claims, which would be expensive, and Sema4 loses, it may lose some of its intellectual property rights. Furthermore, these lawsuits may divert the attention of its management and technical personnel.
Sema4 expects to rely substantially upon trade secrets and proprietary know-how protection for its confidential and proprietary information, and Sema4 has taken security measures to protect this information. These measures, however, may not provide adequate protection for its trade secrets, know-how or other confidential information. Among other things, Sema4 seeks to protect its trade secrets and confidential information by entering into confidentiality agreements with employees and consultants. There can be no assurance that any confidentiality agreements that Sema4 has with its employees and consultants will provide meaningful protection for its trade secrets and confidential information or will provide adequate remedies in the event of unauthorized use or disclosure of such information. Accordingly, there also can be no assurance that Sema4’s trade secrets will not otherwise become known or be independently developed by competitors. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret can be difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, trade secrets may be independently developed by others in a manner that could prevent legal recourse by Sema4. If any of Sema4’s confidential or proprietary information, such as its trade secrets, were to be disclosed or misappropriated, or if any such information was independently developed by a competitor, Sema4’s competitive position could be harmed.
Any inability to effectively protect Sema4’s proprietary technologies under certain jurisdictions and legal regimes could harm its competitive position.
Sema4’s success and ability to compete in certain jurisdictions and under certain legal regimes depend to a large extent on its ability to develop proprietary products and technologies and to maintain adequate protection of its intellectual property in the United States and other countries; this becomes increasingly important as Sema4 expands its operations and enters into strategic collaborations with partners to develop and commercialize products. The laws of some foreign countries do not protect proprietary rights to the same extent as the laws of the United States, and Sema4 may encounter difficulties in establishing and enforcing its proprietary rights outside of the United States. In addition, the proprietary positions of companies developing and commercializing tools for molecular diagnostics, including Sema4’s, generally are uncertain and involve complex legal and factual questions. This uncertainty may materially affect Sema4’s ability to defend or obtain patents or to address the patents and patent applications owned or controlled by its collaborators and licensors.
Any of these factors could adversely affect Sema4’s ability to obtain commercially relevant or competitively advantageous patent protection for its products.
If patent regulations or standards are modified, such changes could have a negative impact on Sema4’s business.
From time to time, the U.S. Supreme Court, other federal courts, the U.S. Congress or the USPTO may change the standards of patentability and validity of patents within the cancer screening and diagnostics space, and any such changes could have a negative impact on its business.
There have been several cases involving “gene patents” and diagnostic claims that have been considered by the U.S. Supreme Court. In March 2012, the Supreme Court in Mayo Collaborative Services v. Prometheus Laboratories, Inc, found a patented diagnostic method claim unpatentable because the relationship between a metabolite concentration and optimized dosage was a patent-ineligible “law of nature.” In June 2013, the Supreme Court ruled in ACLU v. Myriad Genetics, Inc, that an isolated genomic DNA sequence is not patent eligible while cDNA is eligible. The Prometheus and Myriad decisions, as well as subsequent case law, affect the legal concept of subject matter eligibility by seemingly narrowing the scope of the statute defining patentable inventions.
In December 2014 and again in 2019, the USPTO published revised guidelines for patent examiners to apply when examining process claims for patent eligibility in view of several recent Supreme Court decisions, including Mayo, Association for Molecular Pathology v. Myriad Genetics, Inc., and Alice Corporation Pty. Ltd. v. CLS Bank International, and others. The guidance indicates that claims directed to a law of nature, a natural phenomenon, or an abstract idea that do not meet the eligibility requirements should be rejected as non-statutory, patent ineligible subject matter. While these guidelines may be subject to review and modification by the USPTO over time, Sema4 cannot assure you that its intellectual property strategy or patent portfolio will not be negatively impacted by the decisions described above, rulings in other cases or changes in guidance or procedures issued by the USPTO.
Additional substantive changes to patent law, whether new or associated with the America Invents Act — which substantially revised the U.S. patent system — may affect Sema4’s ability to obtain, enforce or defend its patents. Accordingly, it is not clear what, if any, impact these substantive changes will ultimately have on the cost of prosecuting Sema4’s patent applications, its ability to obtain patents based on its discoveries and its ability to enforce or defend its issued patents, all of which could have a material adverse effect on its business.
If Sema4 is not able to adequately protect its trade secrets and other proprietary information, including the databases it manages and to which it has access, the value of its technology and products could be significantly diminished.
Sema4 relies on trade secret and proprietary know-how protection for its confidential and proprietary information and have taken security measures to protect this information. These measures, however, may not provide adequate protection. For example, Sema4 has a policy of requiring its consultants, advisors and collaborators, including, for example, its strategic collaborators with whom Sema4 seek to develop and commercialize products, to enter into confidentiality agreements and its employees to enter into invention, non-disclosure and in certain cases non-compete agreements. However, breaches of Sema4’s physical or electronic security systems, or breaches caused by its employees who failing to abide by their confidentiality obligations during or upon termination of their employment with it, could compromise these protection efforts. Any action Sema4 take to enforce its rights may be time-consuming, expensive, and possibly unsuccessful. Even if successful, the resulting remedy may not adequately compensate Sema4 for the harm caused by the breach. These risks are heightened in countries where laws or law enforcement practices may not protect proprietary rights as fully as in the United States or Europe. Any unauthorized use or disclosure of, or access to, Sema4’s trade secrets, know-how or other proprietary information, whether accidentally or through willful misconduct, could have a material adverse effect on its programs and its strategy, and on its ability to compete effectively.
If Sema4’s trademarks and trade names are not adequately protected, it may not be able to build name recognition in its markets of interest, and its business may be adversely affected.
Failure to maintain Sema4’s trademark registrations, or to obtain new trademark registrations in the future, could limit its ability to protect its trademarks and impede its marketing efforts in the countries in which Sema4 operates. Sema4 may not be able to protect its rights to trademarks and trade names which Sema4 may need to build name recognition with potential partners or customers in its markets of interest. As a means to enforce Sema4’s trademark rights and prevent infringement, Sema4 may be required to file trademark claims against third parties or initiate trademark opposition proceedings. This can be expensive and time-consuming, and possibly unsuccessful. Sema4’s registered or unregistered trademarks or trade names may be challenged, infringed, circumvented, declared generic or determined to infringe on other marks.
Sema4’s pending trademark applications in the United States and in other foreign jurisdictions where Sema4 may file may not be successful. Even if these applications result in registered trademarks, third parties may challenge these trademarks in the future. Over the long term, if Sema4 is unable to establish name recognition based on its trademarks and trade names, then it may not be able to compete effectively, and its business may be adversely affected.
Litigation or other proceedings resulting from either third-party claims of patent infringement, or asserting infringement by third parties of Sema4’s technology, could be costly, time-consuming, and could limit its ability to commercialize its products or services.
Sema4’s success depends in part on its non-infringement of the patents or intellectual property rights of third parties, and its ability to successfully prevent third parties from infringing its intellectual property. Sema4 operates in a crowded technology area in which there has been substantial litigation and other proceedings regarding patent and other intellectual property rights in the genetic diagnostics industry. Third parties, including Sema4’s competitors, have asserted and may in the future assert that Sema4 is infringing their intellectual property rights. Sema4 may also become subject to and/or initiate future intellectual property litigation as its product portfolio and the level of competition in its industry grow.
Because the U.S. Patent & Trademark Office, or USPTO, maintains patent applications in secrecy until a patent application publishes or the patent is issued, Sema4 has no way of knowing if others may have filed patent applications covering technologies used by it or its partners. Additionally, there may be third-party patents, patent applications and other intellectual property relevant to Sema4’s technologies that may block or compete with its technologies. From time-to-time Sema4 has received correspondence from third parties alleging to hold intellectual property rights that could block its development or commercialization of products. While none of these inquiries to date have had any material effect on it, Sema4 may receive inquiries in the future that could have a material effect on its business. Even if third-party claims are without merit, defending a lawsuit may result in substantial expense to Sema4 and may divert the attention of management and key personnel. In addition, Sema4 cannot provide assurance that it would prevail in any such suits to the extent necessary to conduct its business according to its strategic plan or that the damages or other remedies, if any, awarded against it would not be substantial. Claims of intellectual property infringement may require that Sema4, or its strategic partners, enter into unsustainably high royalty or license agreements with third parties that may only be available on unacceptable terms, if at all. In addition, Sema4 could experience delays in product introductions or sales growth while Sema4 attempts to develop non-infringing alternatives. These claims could also result in injunctions against the further development and commercial sale of services or products containing Sema4’s technologies, which would have a material adverse effect on its business, financial condition and results of operations.
Further, patents and patent applications owned by Sema4 may become the subject of interference proceedings in the USPTO to determine priority of invention, which could result in substantial cost to Sema4 as well as a possible adverse decision as to the priority of invention of the patent or patent application involved. An adverse decision in an interference proceeding may result in the loss of rights under a patent or patent application subject to such a proceeding. Sema4 cannot predict whether, or offer any assurance that, the patent infringement claims may initiate in the future will be successful. Sema4 is and may become subject to counterclaims by patent infringement defendants. Sema4’s patents may be declared invalid or unenforceable, or narrowed in scope. Even if Sema4 prevails in an infringement action, Sema4 cannot assure you that it would be adequately compensated for the harm to its business. If Sema4 is unable to enjoin third-party infringement, its revenues may be adversely impacted and it may lose market share; and such third-party product may continue to exist in the market, but fail to meet its regulatory or safety standards, thereby causing irreparable harm to Sema4’s reputation as a provider of quality products, which in turn could result in loss of market share and have a material adverse effect on its business, financial condition and its results of operations.
In addition, Sema4’s agreements with some of its customers, suppliers, and other entities with whom Sema4 does business require it to defend or indemnify these parties to the extent they become involved in patent infringement claims, including the types of claims described in this risk factor. Sema4 has agreed, and may in the future agree, to defend or indemnify third parties if Sema4 determines it to be in the best interests of its business relationships. If Sema4 is required or agree to defend or indemnify third parties in connection with any infringement claims, Sema4 could incur significant costs and expenses that could adversely affect its business, financial condition and results of operations.
Sema4’s use of open-source software could subject it to possible litigation or cause Sema4 to subject its platform to unwanted open-source license conditions that could negatively impact its sales.
A limited but meaningful portion of Sema4’s platforms and products incorporate open-source software, and it will incorporate open-source software into other offerings or products in the future. Such open-source software is generally licensed by its authors or other third parties under open-source licenses. There is little legal precedent governing the interpretation of certain terms of these licenses, and therefore the potential impact of these terms on Sema4’s business is unknown and may result in unanticipated obligations regarding its products and technologies. If an author or other third party that distributes such open-source software were to allege that Sema4 had not complied with the conditions of one or more of these licenses, Sema4 could be required to incur significant legal expenses defending against such allegations. In addition, if Sema4 combines its proprietary software with open-source software in a certain manner, under some open-source licenses, Sema4 could be required to release the source code of its proprietary software, which could substantially help its competitors develop products that are similar to or better than Sema4’s products.
Sema4 relies on strategic collaborative and licensing arrangements with third parties to develop critical intellectual property. Sema4 may not be able to successfully establish and maintain such intellectual property.
The development and commercialization of Sema4’s products and services rely, directly or indirectly, upon strategic collaborations and licensing agreements with third parties. Such arrangements provide Sema4 with intellectual property and other business rights crucial to its product development and commercialization. Sema4 has incorporated licensed technology into its tests. Sema4’s dependence on licensing, collaboration and other similar agreements with third parties may subject it to a number of risks. There can be no assurance that any current contractual arrangements between Sema4 and third parties or between its strategic partners and other third parties will be continued on materially similar terms and will not be breached or terminated early. Any failure to obtain or retain the rights to necessary technologies on acceptable commercial terms could require Sema4 to re-configure its products and services, which could negatively impact their commercial sale or increase the associated costs, either of which could materially harm its business and adversely affect its future revenues and ability to achieve sustained profitability.
Sema4 expects to continue and expand its reliance on collaborative and licensing arrangements. Establishing new strategic collaborations and licensing arrangements is difficult and time-consuming. Discussions with potential collaborators or licensors may not lead to the establishment of collaborations on favorable terms, if at all. To the extent Sema4 agrees to work exclusively with one collaborator in a given area, its opportunities to collaborate with other entities could be limited. Potential collaborators or licensors may reject collaborations with it based upon their assessment of Sema4’s financial, regulatory or intellectual property position or other factors. Even if Sema4 successfully establishes new collaborations, these relationships may never result in the successful commercialization of any product or service. In addition, the success of the projects that require collaboration with third parties will be dependent on the continued success of such collaborators. There is no guarantee that Sema4’s collaborators will continue to be successful and, as a result, Sema4 may expend considerable time and resources developing products or services that will not ultimately be commercialized.
Sema4’s Risks Related to Cybersecurity, Privacy and Information Technology
Interruption, interference with, or failure of Sema4’s information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results.
The availability of Sema4’s products and services and fulfillment of its customer contracts depend on the continuing operation of Sema4’s information technology and communications systems. Sema4’s systems are vulnerable to damage, interference, or interruption from terrorist attacks, natural disasters, the effects of climate change (such as sea level rise, drought, flooding, wildfires, and increased storm severity), power loss, telecommunications failures, computer viruses, ransomware attacks, computer denial of service attacks, phishing schemes, or other attempts to harm or access Sema4’s systems. Some of Sema4’s data centers are located in areas with a high risk of major earthquakes or other natural disasters. Sema4’s data centers are also subject to break-ins, sabotage, and intentional acts of vandalism, and, in some cases, to potential disruptions resulting from problems experienced by facility operators. Some of Sema4’s systems are not fully redundant, and disaster recovery planning cannot account for all eventualities.
The occurrence of a natural disaster, closure of a facility, or other unanticipated problems at Sema4’s data centers could result in lengthy interruptions in its service. In addition, Sema4’s products and services are highly technical and complex and may contain errors or vulnerabilities, which could result in interruptions in or failure of its services or systems.

Security breaches, privacy issues, loss of data and other incidents could compromise sensitive, protected, or personal information related to Sema4’s business, could prevent it from accessing critical information, and could expose it to regulatory liability, which could adversely affect its business.
In the ordinary course of its business, Sema4 collects and stores sensitive data, including protected health information, or PHI, personally identifiable information, genetic information, credit card information, intellectual property and proprietary business information owned or controlled by Sema4 or its customers, payers and other parties. Sema4 manages and maintains its applications and data utilizing a combination of on-site systems, managed data center systems and cloud-based systems. Sema4 also communicates PHI and other sensitive patient data through its various customer tools and platforms. In addition to storing and transmitting sensitive data that is subject to multiple legal protections, these applications and data encompass a wide variety of business-critical information including research and development information, commercial information, and business and financial information. Sema4 faces a number of risks relative to protecting this critical information, including loss of access risk, inappropriate disclosure, inappropriate modification, and the risk of its being unable to adequately monitor and modify its controls over its critical information. Any technical problems that may arise in connection with the data that Sema4 accesses and Sema4’s systems, including those that are hosted by third-party providers, could result in interruptions to its business and operations or exposure to security vulnerabilities. These types of problems may be caused by a variety of factors, including infrastructure changes, intentional or accidental human actions or omissions, software errors, malware, viruses, security attacks, fraud, spikes in customer usage and denial of service issues. From time to time, large third-party web hosting providers have experienced outages or other problems that have resulted in their systems being offline and inaccessible. Such outages could materially impact Sema4’s business and operations.
The secure processing, storage, maintenance and transmission of this critical information are vital to Sema4’s operations and business strategy, and it devotes significant resources to protecting such information. Although Sema4 takes what it believes to be reasonable and appropriate measures, including a formal, dedicated enterprise security program, to protect sensitive information from various compromises (including unauthorized access, disclosure, or modification or lack of availability), Sema4’s information technology and infrastructure may be vulnerable to attacks by hackers or viruses or breached due to employee error, malfeasance or other disruptions. Any such breach or interruption could compromise Sema4’s networks and the information stored therein could be accessed by unauthorized parties, altered, publicly disclosed, lost or stolen.
Further, Sema4’s some of customer tools and platforms are currently accessible through a portal and there is no guarantee that Sema4 can protect its portal them from a security breach. Unauthorized access, loss or dissemination could also disrupt Sema4’s operations (including its ability to conduct its analyses, provide test results, bill payers or patients, process claims and appeals, provide customer assistance, conduct research and development activities, collect, process and prepare company financial information, provide information about its tests and other patient and physician education and outreach efforts through its website, and manage the administrative aspects of its business) and damage its reputation, any of which could adversely affect Sema4’s business. In addition to data security risks, Sema4 also face privacy risks. Should Sema4 actually violate, or be perceived to have violated, any privacy promises it makes to patients or consumers, it could be subject to a complaint from an affected individual or interested privacy regulator, such as the FTC, a state Attorney General, an EU Member State Data Protection Authority, or a data protection authority in another international jurisdiction. This risk is heightened given the sensitivity of the data Sema4 collects.
Any security compromise that causes an apparent privacy violation could also result in legal claims or proceedings; liability under federal, state, foreign, or multinational laws that regulate the privacy, security, or breach of personal information, such as but not limited to the HIPAA, HITECH, state data security and data breach notification laws, the EU’s GDPR, the UK Data Protection Act of 2018; and related regulatory penalties. Penalties for failure to comply with a requirement of HIPAA or HITECH vary significantly, and, depending on the knowledge and culpability of the HIPAA-regulated entity, may include civil monetary penalties of up to $1.5 million per calendar year for each provision of HIPAA that is violated. A person who knowingly obtains or discloses individually identifiable health information in violation of HIPAA may face a criminal penalty of up to $50,000 and up to one-year imprisonment. The criminal penalties increase if the wrongful conduct involves false pretenses or the intent to sell, transfer or use identifiable health information for commercial advantage, personal gain or malicious harm. Penalties for unfair or deceptive acts or practices under the FTC Act or state Unfair and Deceptive Acts and Practices, or UDAP, statutes may also vary significantly.
There has been unprecedented activity in the development of data protection regulation around the world. As a result, the interpretation and application of consumer, health-related and data protection laws in the United States, Europe and elsewhere are often uncertain, contradictory and in flux. The GDPR took effect on May 25, 2018. The GDPR took effect on May 25, 2018. The GDPR applies to any entity established in the EU as well as extraterritorially to any entity outside the EU that offers goods or services to, or monitors the behavior of, individuals who are located in the EU. The GDPR imposes strict requirements on controllers and processors of personal data, including enhanced protections for “special categories” of personal data, which includes sensitive information such as health and genetic information of data subjects. The GDPR also grants individuals various rights in relation to their personal data, including the rights of access, rectification, objection to certain processing and deletion. The GDPR provides an individual with an express right to seek legal remedies if the individual believes his or her rights have been violated. Failure to comply with the requirements of the GDPR or the related national data protection laws of the member states of the EU, which may deviate from or be more restrictive than the GDPR, may result in significant administrative fines issued by EU regulators. Maximum penalties for violations of the GDPR are capped at 20M euros or 4% of an organization’s annual global revenue, whichever is greater.
Further, the United Kingdom’s decision to leave the EU, often referred to as Brexit, has created uncertainty with regard to data protection regulation in the United Kingdom. In particular, it is still unclear whether the transfer of personal information from the EU to the United Kingdom will in the future remain lawful under the GDPR. The United Kingdom-EU post-Brexit trade deal provides that transfers of personal information to the United Kingdom will not be treated as restricted transfers to a non-EU country for a period of up to six months from January 1, 2021. However, unless the EU Commission makes an “adequacy finding” with respect to the United Kingdom before the end of that transition period, from that date the United Kingdom will be a “third country” under the GDPR and transfers of personal information from the EU to the United Kingdom will require an “adequacy mechanism,” such as the SCCs.
Additionally, the implementation of GDPR has led other jurisdictions to either amend or propose legislation to amend their existing data privacy and cybersecurity laws to resemble the requirements of GDPR. For example, on June 28, 2018, California adopted the CCPA. The CCPA regulates how certain for-profit businesses that meet one or more CCPA applicability thresholds collect, use, and disclose the personal information of consumers who reside in California. Among other things, the CCPA confers to California consumers the right to receive notice of the categories of personal information that will be collected by a business, how the business will use and share the personal information, and the third parties who will receive the personal information; the CCPA also confers rights to access, delete, or transfer personal information; and the right to receive equal service and pricing from a business after exercising a consumer right granted by the CCPA. In addition, the CCPA allows California consumers the right to opt out of the “sale” of their personal information, which the CCPA defines broadly as any disclosure of personal information to a third party in exchange for monetary or other valuable consideration. The CCPA also requires a business to implement reasonable security procedures to safeguard personal information against unauthorized access, use, or disclosure. California amended the law in September 2018 to exempt all PHI collected by certain parties subject to HIPAA, and further amended the law in September 2020 to clarify that de-identified data as defined under HIPAA will also be exempt from the CCPA. The California Attorney General’s final regulations implementing the CCPA took effect on August 14, 2020. The CCPA provides for civil penalties for violations, as well as a private right of action for data breaches resulting from a business’s failure to implement and maintain reasonable data security procedures that is expected to increase data breach litigation. In addition, California voters recently approved the California Privacy Rights Act of 2020, or CPRA, that is scheduled to go into effect on January 1, 2023. The CPRA would, among other things, amend the CCPA to give California residents the ability to limit the use of their sensitive information, provide for penalties for CPRA violations concerning California residents under the age of 16, and establish a new California Privacy Protection Agency to implement and enforce the law. Other jurisdictions in the United States are beginning to propose laws similar to CCPA. Some observers have noted that the CCPA could mark the beginning of a trend toward more stringent privacy legislation, which could increase Sema4’s potential liability and adversely affect its business, results of operations, and financial condition.

It is possible the GDPR, CCPA and other emerging United States and international data protection laws may be interpreted and applied in manner that is inconsistent with Sema4’s practices. If so, this could result in government-imposed fines or orders requiring that Sema4 change its practices, which could adversely affect its business. In addition, these privacy laws and regulations may differ from country to country and state to state, and Sema4’s obligations under these laws and regulations vary based on the nature of its activities in the particular jurisdiction, such as whether Sema4 collects samples from individuals in the local jurisdiction, performs testing in the local jurisdiction, or processes personal information regarding employees or other individuals in the local jurisdiction. Complying with these various laws and regulations could cause Sema4 to incur substantial costs or require it to change its business practices and compliance procedures in a manner adverse to its business. Sema4 can provide no assurance that it is or will remain in compliance with diverse privacy and data security requirements in all of the jurisdictions in which it does business. Failure to comply with privacy and data security requirements could result in a variety of consequences, or damage to Sema4’s reputation, any of which could have a material adverse effect on its business.
Data privacy and security concerns relating to Sema4’s technology and its practices could damage its reputation, subject it to significant legal and financial exposure, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Sema4’s systems could result in the improper disclosure and use of user data and interference with its users and customers’ ability to use its products and services, harming its business operations and reputation.
Concerns about Sema4’s practices with regard to the collection, use, disclosure, or security of personal information or other data-privacy-related matters, even if unfounded, could harm its reputation, financial condition, and operating results. Sema4’s policies and practices may change over time as expectations regarding privacy and data change.
Sema4’s products and services involve the storage and transmission of protected health information and other personal information, proprietary information, and bugs, theft, misuse, defects, vulnerabilities in its products and services, and security breaches expose it to a risk of loss of this information, improper use and disclosure of such information, litigation, and other potential liability. Systems and control failures, security breaches, failure to comply with Sema4’s privacy policies, and/or inadvertent disclosure of user data could result in government and legal exposure, seriously harm its reputation and brand and, therefore, its business, and impair its ability to attract and retain users or customers. Sema4 expects to continue to expend significant resources to maintain security protections that shield against bugs, theft, misuse, or security vulnerabilities or breaches.
Sema4 experiences cyber-attacks and other attempts to gain unauthorized access to its systems on a regular basis. Sema4 may experience future security issues, whether due to employee error or malfeasance or system errors or vulnerabilities in its or other parties’ systems, which could result in significant legal and financial exposure. Government inquiries and enforcement actions, litigation, and adverse press coverage could harm its business. Sema4 may be unable to anticipate or detect attacks or vulnerabilities or implement adequate preventative measures. Attacks and security issues could also compromise trade secrets and other sensitive information, harming its business.
While Sema4 has dedicated significant resources to privacy and security incident response capabilities, including dedicated worldwide incident response teams, its response process may not be adequate, may fail to accurately assess the severity of an incident, may not respond quickly enough, or may fail to sufficiently remediate an incident. As a result, Sema4 may suffer significant legal, reputational, or financial exposure, which could harm its business, financial condition, and operating results.
Sema4 depends on its scientific computing and information technology and management systems and any failure of these systems could harm its business.
Sema4 depends on scientific computing and information technology and management systems, including third-party cloud computing infrastructure, operating systems and artificial intelligence platforms, for significant elements of its operations, including its laboratory information management system, clinical database, analytical platform, laboratory workflow tools, customer and collaborator reporting and related functions. Sema4 also depends on its proprietary workflow software to support new product and service launches and regulatory compliance.
Sema4 uses complex software processes and bioinformatic pipelines to manage samples and evaluate sequencing result data. These are subject to initial design or ongoing modifications which may result in unanticipated issues that could cause variability in patient results, leading to service disruptions or errors, resulting in liability.
Sema4 has installed, and expects to expand, a number of enterprise software systems that affect a broad range of business processes and functional areas, including systems laboratory operations, handling human resources, financial controls and reporting, contract management, regulatory compliance and other infrastructure operations, and patient consent and information management. In addition to these business systems, Sema4 has installed, and intends to extend, the capabilities of both its preventative and detective security controls by augmenting the monitoring and alerting functions, the network design and the automatic countermeasure operations of its technical systems. These information technology and telecommunications systems support a variety of functions, including laboratory operations, test validation, sample tracking, quality control, customer service support, billing and reimbursement, research and development activities, scientific and medical curation and general administrative activities. In addition, Sema4’s third-party billing and collections provider depends upon technology and telecommunications systems provided by outside vendors.
Information technology and telecommunications systems are vulnerable to damage from a variety of sources, including telecommunications or network failures, malicious internal or external human acts and natural disasters. Moreover, despite network security and back-up measures, some of its servers are potentially vulnerable to physical or electronic break-ins, computer viruses and similar disruptive problems. Despite the precautionary measures Sema4 has taken to prevent unanticipated problems that could affect its information technology and telecommunications systems, failures or significant downtime of these systems or those used by its collaborators or subcontractors could prevent it from conducting its comprehensive screening analysis, clinical diagnostics and drug discovery, preparing and providing reports to researchers, clinicians and its collaborators, billing payers, handling physician inquiries, conducting research and development activities and managing the administrative aspects of its business. Any disruption or loss of information technology or telecommunications systems on which critical aspects of Sema4’s operations depend could have an adverse effect on its business and its reputation, and Sema4 may be unable to regain or repair its reputation in the future.
Risks Related to Sema4 Being a Public Company
Sema4 will incur increased costs and demands on management as a result of compliance with laws and regulations applicable to public companies, which could harm its operating results.
Sema4 has never been a public company. Following the Business Combination, the post-combination company could incur significant legal, accounting and other expenses, including costs associated with public company reporting requirements. In addition, the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, as well as rules implemented by the SEC and Nasdaq, impose a number of requirements on public companies, including with respect to corporate governance practices. The SEC and other regulators have continued to adopt new rules and regulations and make additional changes to existing regulations that require the post-combination company’s compliance. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, enacted in 2010, includes significant corporate governance and executive-compensation-related provisions. The post-combination company’s management and other personnel will need to devote a substantial amount of time to these compliance and disclosure obligations. If these requirements divert the attention of the post-combination company’s management and personnel from other aspects of its business concerns, they could have a material adverse effect on its business, financial condition and results of operations. Moreover, these rules and regulations applicable to public companies substantially could increase the post-combination company’s legal, accounting and financial compliance costs, require that the post-combination company hire additional personnel and make some activities more time consuming and costly. It may also be more expensive for the post-combination company to obtain director and officer liability insurance as a public company.

Risks Related to the Company and the Business Combination
Our Initial Stockholders have agreed to vote in favor of the Business Combination and the other proposals described in this proxy statement, regardless of how our public stockholders vote.
Unlike many other blank check companies in which the founders agree to vote their Founder Shares in accordance with the majority of the votes cast by the holders of public stock in connection with an initial business combination, our Initial Stockholders have agreed to vote any shares of common stock owned by them in favor of the Business Combination Proposal and the other proposals described in this proxy statement. As of the date hereof, our Initial Stockholders own shares equal to 20% of our issued and outstanding shares of common stock. Accordingly, it is more likely that the necessary stockholder approval will be received for the Business Combination than would be the case if our Initial Stockholders agreed to vote any shares of common stock owned by them in accordance with the majority of the votes cast by our public stockholders.
Our Sponsor, certain members of our Board and our officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.
When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that the directors and officers of the Company have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:
•the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination;
•the fact that our Sponsor will retain 11,068,750 Founder Shares upon the Closing;
•the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;
•if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;
•the fact that the fact that Joshua Ruch, Michael Pellini and Rachel Sherman may join as board members of the post-combination company (dependent on the approval of the Director Election Proposal), and Nat Turner, Emily Leproust and Eli Casdin will continue as board members of the post-combination company, and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;
•the fact that our Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the applicable deadline;
•that Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, and JS Capital LP, funds that are advised by an affiliate of the Sponsor, have entered into

Subscription Agreements with the Company, pursuant to which such affiliates have committed to purchase 240,000; 3,696,000; 64,000; and 500,000 shares of common stock in the PIPE Investment, respectively, for an aggregate commitment of approximately $2,400,000; $36,960,000; $640,000; $5,000,000, respectively; and
•that Casdin Partners Master Fund, L.P., a fund that is advised by an affiliate of the Sponsor, has entered into a Subscription Agreement with the Company, pursuant to which the affiliate has committed to purchase 5,000,000 shares of common stock in the PIPE Investment for an aggregate commitment of approximately $50,000,000.
Our Initial Stockholders, including our Sponsor and our independent directors, hold a significant number of shares of our common stock. They will lose their entire investment in us if a business combination is not completed.
Our Initial Stockholders hold in the aggregate 11,068,750 Founder Shares, representing 20% of the total shares outstanding as of the date of this proxy. The Founder Shares will be worthless if we do not complete a business combination by the applicable deadline.
The Founder’s Shares are identical to the shares of common stock included in the public units, except that: (i) the Founder Shares are subject to certain transfer restrictions; (ii) our Initial Stockholders, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed: (a) to waive their redemption rights with respect to their shares of common stock in connection with the completion of our Business Combination; (b) waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to our current certificate of incorporation to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the IPO or to provide for redemption in connection with a business combination; and (c) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination by the applicable deadline (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination by the applicable deadline.
The personal and financial interests of our officers and directors may have influenced their motivation in identifying and selecting Sema4, completing a business combination with Sema4 and may influence their operation of the post-combination company following the Business Combination. This risk may become more acute as the deadline of the applicable deadline for completing an initial business combination nears.
Our Sponsor, directors or officers or their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on a proposed Business Combination and the other proposals described in this proxy statement and reduce the public “float” of our common stock.
Our Sponsor, directors or officers or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of our Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, directors, officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy closing conditions in the Merger Agreement regarding required amounts in the Trust Account and the proceeds from the PIPE Investment equaling or exceeding certain thresholds where it appears that such requirements would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination. This may result in the completion of our Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

In addition, if such purchases are made, the public “float” of our common stock and the number of beneficial holders of our securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on the NYSE or another national securities exchange or reducing the liquidity of the trading market for our common stock.
Our public stockholders will experience dilution as a consequence of, among other transactions, the issuance of common stock as consideration in the Business Combination and the PIPE Investment. Having a minority share position may reduce the influence that our current stockholders have on the management of the post-combination company.
The issuance of the common stock in the Business Combination and in the PIPE Investment will dilute the equity interest of our existing stockholders and may adversely affect prevailing market prices for our public shares and/or public warrants.
It is anticipated that, upon completion of the Business Combination, assuming no redemptions: (i) the Company’s public stockholders (other than the PIPE Investors) will retain an ownership interest of approximately 19.3% in the post-combination company; (ii) the PIPE Investors will own approximately 12.7% (excluding certain PIPE Investors, who owned shares pre-transaction) of the post-combination company (such that public stockholders, including PIPE Investors, will own approximately 32% (adding the foregoing 2 subsets) of the post-combination company); (iii) our Initial Stockholders (including our Sponsor) will own approximately 24.2% of the post-combination company; and (iv) the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of Company common stock. The foregoing percentage excludes 29,367,501 options for the purchase of 29,367,501 shares of Company common stock, which are authorized and subject to stock options but will not yet be issued at closing, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.” The PIPE Investors have agreed to purchase in the aggregate 35,000,000 shares of common stock, for approximately $350,000,000 of gross proceeds, in the PIPE Investment. The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (i) warrants to purchase common stock that will remain outstanding immediately following the Business Combination, (ii) the issuance of Earn-Out Shares to the Sema4 equity holders should the earn-out conditions in the Merger Agreement be satisfied or (iii) the issuance of any shares upon completion of the Business Combination under the Incentive Plan or the ESPP, copies of which are attached to this proxy statement as Annex D and Annex E, respectively Depending on the number of public shares redeemed, our current stockholders could own a majority of the voting rights in the post-combination company, but would not have effective control over the post-combination company. For more information, please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information”, “Proposal No. 5 — Approval of the Incentive Plan” and “Proposal No. 6 — ESPP Proposal.”
Nasdaq may not list the post-combination company’s securities on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
In connection with the Business Combination, in order to obtain the listing of the post-combination company’s securities on Nasdaq, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements. We will seek to have the post-combination company’s securities listed on Nasdaq upon consummation of the Business Combination. We cannot assure you that we will be able to meet all initial listing requirements. Even if the post-combination company’s securities are listed on Nasdaq, we may be unable to maintain the listing of its securities in the future.
If we fail to meet the initial listing requirements and Nasdaq does not list the post-combination company’s securities on its exchange, Sema4 would not be required to consummate the Business Combination. In the event that Sema4 elected to waive this condition, and the Business Combination was consummated without the post-combination company’s securities being listed on Nasdaq or on another national securities exchange, we could face significant material adverse consequences, including:
•a limited availability of market quotations for our securities;

•reduced liquidity for our securities;
•a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•a limited amount of news and analyst coverage; and
•a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If the post-combination company’s securities were not listed on Nasdaq, such securities would not qualify as covered securities and we would be subject to regulation in each state in which we offer our securities because states are not preempted from regulating the sale of securities that are not covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state, other than the State of Idaho, having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Resales of the shares of common stock included in the stock consideration could depress the market price of our common stock.
Resales of the shares of common stock included in the stock consideration could depress the market price of our common stock
We will have approximately 228,865,552 million shares of common stock outstanding immediately following the Business Combination, and there may be a large number of shares of common stock sold in the market following the completion of the Business Combination or shortly thereafter. The shares held by the Company’s public stockholders are freely tradable, and the shares of common stock held by the PIPE Investors will be freely tradable following effectiveness of the registration statement that we have agreed to file in connection with the Business Combination covering the resales of such shares. In addition, the Company will be obligated to register the resale of shares of common stock issued as merger consideration, which shares will become available for resale following the expiration of any applicable lockup period. We also expect that Rule 144 will become available for the resale of shares of our common stock that are not registered for resale once one year has elapsed from the date that we file the Current Report on Form 8-K following the Closing that includes the required Form 10 information that reflects we are no longer a shell company. Such sales of shares of common stock or the perception of such sales may depress the market price of our common stock.
We have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by the applicable deadline. If we are unable to effect an initial business combination by the applicable deadline, we will be forced to liquidate and our warrants will expire worthless.
We are a blank check company, and as we have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by the applicable deadline. Unless we amend our current certificate of incorporation to extend the life of the Company and certain other agreements into which we have entered, if we do not complete an initial business combination by the applicable deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and

(iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per public unit in the IPO. In addition, if we fail to complete an initial business combination by the applicable deadline, there will be no redemption rights or liquidating distributions with respect to our public warrants or the private placement warrants, which will expire worthless. We expect to consummate the Business Combination and do not intend to take any action to extend the life of the Company beyond the applicable deadline if we are unable to effect an initial business combination by that date.
Even if we consummate the Business Combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless and the terms of our public warrants may be amended.
The exercise price for the public warrants is $11.50 per share of common stock. There is no guarantee that the public warrants will ever be in the money prior to their expiration, and as such, the public warrants may expire worthless.
Our ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of our key personnel, including the key personnel of Sema4. The loss of key personnel could negatively impact the operations and profitability of our post-combination business and its financial condition could suffer as a result.
Our ability to successfully effect our Business Combination is dependent upon the efforts of our key personnel, including the key personnel of Sema4. Although some of our key personnel are expected to remain with the post-combination company as members of the board of directors or in advisory positions following our Business Combination, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-combination business. We anticipate that the executive officers of Sema4 will serve the post-combination company in their respective roles immediately following the Closing.
Sema4’s success depends to a significant degree upon the continued contributions of senior management, certain of whom would be difficult to replace. Departure by certain of Sema4’s officers could have a material adverse effect on Sema4’s business, financial condition, or operating results. The services of such personnel may not continue to be available to the post-combination company following the Closing. See “Risk Factors—Risks Related to Sema4’s Business Model—The loss of any member or change in structure of Sema4’s senior management team could adversely affect its business.”
The Company and Sema4 will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.
Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on the Company and Sema4. These uncertainties may impair our or Sema4’s ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our or Sema4’s business could be harmed.
We may waive one or more of the conditions to the Business Combination.
We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our current certificate of incorporation and bylaws and applicable laws. We may not waive the condition that our stockholders approve the Business Combination. Please see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement — Conditions to Closing of the Business Combination” for additional information.
The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Merger Agreement may result in a conflict of interest when determining whether such changes to the terms of the Merger Agreement or waivers of conditions are appropriate and in the best interests of our stockholders.
In the period leading up to the Closing, other events may occur that, pursuant to the Merger Agreement, would require the Company to agree to amend the Merger Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of Sema4’s business, a request by Sema4 to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on Sema4’s business and would entitle the Company to terminate the Merger Agreement. In any of such circumstances, it would be in the discretion of the Company, acting through the Board, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for the Company and our stockholders and what he or she may believe is best for himself or herself or his or her affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained at the Special Meeting. While certain changes could be made without further stockholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement relating to the Business Combination or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal thereto.
Shareholders may not know immediately after the special meeting whether we have satisfied the closing condition that the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000.
If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the trust account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000, after the payment of redemptions and satisfaction of Company and Sema4 transaction expenses. This process could take a number of days, and there may be a period of time after the special meeting and before the Closing when stockholders do not know whether we have satisfied this closing condition. Furthermore, the Subscription Agreements for the PIPE Investment are subject to certain conditions and there can be no guarantee that all the PIPE Investors will purchase their shares of common stock pursuant to the PIPE Investment.
We and Sema4 will incur significant transaction and transition costs in connection with the Business Combination.
We and Sema4 have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. We and Sema4 may also incur additional costs to retain key employees. All expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by the Company following the Closing.
The aggregate transaction expenses as a result of the Business Combination are expected to be approximately $35 million. The per-share amount we will distribute to stockholders who properly exercise their redemption rights will not be reduced by the transaction expenses and after such redemptions, the per-share value of shares held by non-redeeming stockholders will reflect our obligation to pay the transaction expenses.

If we are unable to complete an initial business combination, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify), and our warrants will expire worthless.
If we are unable to complete an initial business combination by the applicable deadline, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third-party brings a claim against us that our Sponsor is unable to indemnify (as described herein)) and our warrants will expire worthless.
If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.
Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any funds held in the Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the funds held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.
Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason.
Upon redemption of our public shares, if we are unable to complete our initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors.
Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Our directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.
If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.
Following the consummation of the Business Combination, our only significant asset will be our ownership interest in Sema4 and such ownership may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our common stock or satisfy our other financial obligations.
Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than our ownership of Sema4. The Sema4 equity holders, and directors and officers of Sema4 will become stockholders of the post-combination company at that time. We will depend on Sema4 for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company and to pay any dividends with respect to our common stock. The financial condition and operating requirements of Sema4 may limit our ability to obtain cash from Sema4. The earnings from, or other available assets of, Sema4 may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our common stock or satisfy our other financial obligations.
The ability of Sema4 to make distributions, loans and other payments to us for the purposes described above and for any other purpose may be limited by credit agreements to which Sema4 is party from time to time, and will be subject to any negative covenants set forth therein. Any loans or other extensions of credit to us from Sema4 will be permitted only to the extent there is an applicable exception to the investment covenants under these credit agreements. Similarly, any dividends, distributions or similar payments to us from Sema4 will be permitted only to the extent there is an applicable exception to the dividends and distributions covenants under these credit agreements.

Subsequent to our completion of our Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.
Although we have conducted due diligence on Sema4, we cannot assure you that this diligence will surface all material issues that may be present in Sema4’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Sema4’s business and outside of our and Sema4’s control will not later arise. As a result of these factors, we may be forced to later write down or write off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. Accordingly, any of our stockholders who choose to remain stockholders following our Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value.
We have no operating or financial history and our results of operations and those of the post-combination company may differ significantly from the unaudited pro forma financial data included in this proxy statement.
We are a blank check company and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined financial statements for the post-combination company. The unaudited pro forma condensed combined statement of operations of the post-combination company combines the historical audited results of operations of the Company for the year ended December 31, 2020, with the historical audited results of operations of Sema4 for the year ended December 31, 2020, and gives pro forma effect to the Business Combination as if it had been consummated on January 1, 2021. The unaudited pro forma condensed combined balance sheet of the post-combination company combines the historical balance sheets of the Company as of December 31, 2020 and of Sema4 as of December 31, 2020 and gives pro forma effect to the Business Combination as if it had been consummated on January 1, 2021.
The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination and the acquisitions by Sema4 been consummated on the dates indicated above, or the future consolidated results of operations or financial position of the post-combination company. Accordingly, the post-combination company’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this document. For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.
We will be subject to income taxes in the United States and other jurisdictions, and our tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
•changes in the valuation of our deferred tax assets and liabilities;
•expected timing and amount of the release of any tax valuation allowances;
•tax effects of stock-based compensation;
•costs related to intercompany restructurings;
•changes in tax laws, regulations or interpretations thereof; or

•lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.
In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.
A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.
Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports.
If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.
If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Company’s securities prior to the Closing may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination.
In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Immediately prior to the Business Combination, there has not been a public market for Sema4’s stock and trading in the shares of our common stock has not been active. Accordingly, the valuation ascribed to Sema4 and our common stock in the Business Combination may not be indicative of the price of the post-combination company that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.
Factors affecting the trading price of the post-combination company’s securities following the Business Combination may include:
•actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;
•changes in the market’s expectations about our operating results;
•the public’s reaction to our press releases, our other public announcements and our filings with the SEC;
•speculation in the press or investment community;
•announcements of technological innovation, new products, acquisitions, strategic alliances, significant agreements by us or competitors;
•success of competitors;
•our operating results falling below our financial guidance or other projections or failing to meet the expectation of securities analysts or investors in a particular period;
•changes in financial estimates and recommendations by securities analysts concerning the post-combination company or the market in general;

•operating and stock price performance of other companies that investors deem comparable to the post-combination company;
•our ability to market new and enhanced products on a timely basis;
•changes in laws and regulations affecting our business;
•commencement of, or involvement in, litigation involving the post-combination company;
•changes in the post-combination company’s capital structure, such as future issuances of securities or the incurrence of additional debt;
•the volume of shares of our common stock available for public sale;
•any major change in our Board or management;
•sales of substantial amounts of common stock by our directors, officers or significant stockholders or the perception that such sales could occur;
•the expiration of the market stand-off or contractual lock-up agreements;
•the realization of any of the risk factors presented in this proxy statement;
•additions or departures of key personnel;
•failure to comply with the requirements of Nasdaq;
•failure to comply with SOX or other laws or regulations;
•actual, potential or perceived control, accounting or reporting problems;
•changes in accounting principles, policies and guidelines; and
•general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.
Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to the post-combination company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.
In the past, securities class action litigation has often been initiated against companies following periods of volatility in their stock price. This type of litigation could result in substantial costs and divert our management’s attention and resources, and could also require us to make substantial payments to satisfy judgments or to settle litigation.
If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the post-combination company, its business, or its market, or if they change their recommendations regarding our common stock adversely, then the price and trading volume of our common could decline.
The trading market for our common stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company or the post-combination company. If no securities or industry analysts commence coverage of the post-combination company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the post-combination company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our common stock would likely decline. If any analyst who may cover the Company were to cease coverage of the post-combination company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.
Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect our business, investments and results of operations.
We are subject to laws, regulations and rules enacted by national, regional and local governments and Nasdaq. In particular, we are required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.
We have not registered the shares of common stock issuable upon exercise of the public warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise public warrants, thus precluding such investor from being able to exercise its public warrants except on a cashless basis and potentially causing such public warrants to expire worthless.
We have not registered the shares of common stock issuable upon exercise of the public warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed that as soon as practicable, but in no event later than 15 business days after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of common stock issuable upon exercise of the warrants and thereafter will use our best efforts to cause the same to become effective within 60 business days following our initial business combination and to maintain a current prospectus relating to the common stock issuable upon exercise of the public warrants, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the public warrants are not registered under the Securities Act, we will be required to permit holders to exercise their public warrants on a cashless basis. However, no public warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their public warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. Notwithstanding the above, if our common stock is at the time of any exercise of a public warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their public warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any public warrant, or issue securities or other compensation in exchange for the public warrants in the event that we are unable to register or qualify the shares underlying the public warrants under applicable state securities laws and there is no exemption available. If the issuance of the shares upon exercise of the public warrants is not so registered or qualified or exempt from registration or qualification, the holder of such public warrant shall not be entitled to exercise such public warrant and such public warrant may have no value and expire worthless. In such event, holders who acquired their public warrants as part of a purchase of public units will have paid the full unit purchase price solely for the shares of common stock included in the public units. If and when the public warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. We will use our best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us in the IPO. However, there may be instances in which holders of our public warrants may be unable to exercise such public warrants but holders of our private warrants may be able to exercise such private warrants.
The exercise price for our public warrants is higher than in many similar blank check company offerings in the past, and, accordingly, the public warrants are more likely to expire worthless.
The exercise price of our public warrants is higher than is typical with many similar blank check companies in the past. Historically, with regard to units offered by blank check companies, the exercise price of a public warrant was generally a fraction of the purchase price of the units in the initial public offering. The exercise price for our public warrants is $11.50 per share, subject to adjustment as provided herein. As a result, the public warrants are less likely to ever be in the money and more likely to expire worthless.
We may amend the terms of the public warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then-outstanding public warrants. As a result, the exercise price of a holder’s public warrants could be increased, the exercise period could be shortened and the number of shares of our common stock purchasable upon exercise of a public warrant could be decreased, all without the approval of that warrant holder.
Our public warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the public warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then-outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder if holders of at least 50% of the then-outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least 50% of the then-outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the public warrants, convert the warrants into cash or stock, shorten the exercise period or decrease the number of shares of common stock purchasable upon exercise of a public warrant.
We may redeem unexpired public warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their public warrants worthless.
We have the ability to redeem outstanding public warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per public warrant; provided that the last reported sales price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give notice of such redemption to the warrant holders. If and when the public warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. We will use our best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us. Redemption of the outstanding public warrants could force the warrant holders: (i) to exercise their public warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so; (ii) to sell their public warrants at the then-current market price when they might otherwise wish to hold their public warrants; or (iii) to accept the nominal redemption price which, at the time the outstanding public warrants are called for redemption, is likely to be substantially less than the market value of their public warrants. None of the private placement warrants will be redeemable by us so long as they are held by our Sponsor or its permitted transferees. The Sponsor Agreement provides that, immediately prior to the Closing, and conditioned and effective upon the Closing, all of the private placement warrants held by the Sponsor immediately prior to the Closing, will be automatically cancelled, for no consideration, and shall no longer be outstanding.

Warrants will become exercisable for our common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
Our public warrants are exercisable for 14,758,333 shares of common stock as part of our IPO at $11.50 per share. Our private warrants are exercisable for 7,236,667 shares of common stock as part of our IPO at $11.50 per share. We expect to issue 35,000,000 shares of our common stock to the PIPE Investors in the PIPE Investment upon consummation of the Business Combination. The shares of common stock issued in the PIPE Investment and additional shares of our common stock issued upon exercise of our warrants will result in dilution to the then existing holders of common stock of the Company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our common stock.
Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete an initial business combination by the applicable deadline may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60- day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the applicable deadline in the event we do not complete an initial business combination and, therefore, we do not intend to comply with the foregoing procedures.
Because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete an initial business combination by the applicable deadline is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.
If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our Board may be exposed to claims of punitive damages.
If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors.
Anti-takeover provisions contained in our Amended and Restated Certificate of Incorporation and bylaws, as well as provisions of Delaware law, could impair a takeover attempt.
Assuming the post-combination company’s Amended and Restated Certificate of Incorporation is approved at the Special Meeting, it will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together, these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities. These provisions will include:
•no cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;
•a classified board of directors with three-year staggered terms, which could delay the ability of stockholders to change the membership of a majority of the Board;
•the requirement that directors may only be removed from the Board for cause;
•the right of our Board to elect a director to fill a vacancy created by the expansion of our Board or the resignation, death or removal of a director in certain circumstances, which prevents stockholders from being able to fill vacancies on our Board;
•a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders;
•a prohibition on stockholders calling a special meeting and the requirement that a meeting of stockholders may only be called by a majority of the board, the chairman of the board or the chief executive officer of the post-combination company and may not be called by any other person, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors;
•the requirement that changes or amendments to certain provisions of our Amended and Restated Certificate of Incorporation must be approved by holders of at least two-thirds of the common stock of the post-combination company; and
•advance notice procedures that stockholders must comply with in order to nominate candidates to our Board or to propose matters to be acted upon at a meeting of stockholders, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of the Company.
The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.
We currently qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including: (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of SOX; (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements; and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year: (a) following September 1, 2025, the fifth anniversary of our IPO; (b) in which we have total annual gross revenue of at least $1.07 billion; or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the prior June 30th, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected to avail ourselves of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
We cannot predict if investors will find our common stock less attractive because we rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.
Our internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.
As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of SOX, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, the post-combination company will be required to provide management’s assessment on internal controls commencing with the annual report for fiscal year ended December 31, 2020, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of SOX are significantly more stringent than those required of Sema4 as a privately-held company. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of the post-combination company are documented, designed or operating.
Testing and maintaining these controls can divert our management’s attention from other matters that are important to the operation of our business. If we identify material weaknesses in the internal control over financial reporting of the post-combination company or are unable to comply with the requirements of Section 404 or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our common stock could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.
Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.
On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the

SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing our warrants. As a result of the SEC Statement, we reevaluated the accounting treatment of our 14,758,333 public warrants and 7,236,667 private placement warrants, and determined to classify the warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings.
As a result, included on our balance sheet as of December 31, 2020 contained elsewhere in this Annual Report are derivative liabilities related to our warrants. Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”), provides for the remeasurement of the fair value of such derivatives at each balance sheet date, with a resulting non-cash gain or loss related to the change in the fair value being recognized in earnings in the statement of operations. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly, based on factors, which are outside of our control. Due to the recurring fair value measurement, we expect that we will recognize non-cash gains or losses on our warrants each reporting period and that the amount of such gains or losses could be material.
We have identified a material weakness in our internal control over financial reporting as of December 31, 2020. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.
Following this issuance of the SEC Statement, on April 12, 2021, after consultation with our independent registered public accounting firm, our management and our audit committee concluded that, in light of the SEC Statement, it was appropriate to restate our previously issued audited financial statements as of and for the period ended December 31, 2020 (the “Restatement”). See “—Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.” As part of such process, we identified a material weakness in our internal controls over financial reporting.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented, or detected and corrected on a timely basis.
Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.
If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.
We, and following the Business Combination, the post-business combination company, may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.
Following the issuance of the SEC Statement, after consultation with our independent registered public accounting firm, our management and our audit committee concluded that it was appropriate to restate our previously issued audited financial statements as of December 31, 2020 and for the period from July 10, 2020 (inception) through December 31, 2020. See section entitled “—Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.” As part of the Restatement, we identified a material weakness in our internal controls over financial reporting.
As a result of such material weakness, the Restatement, the change in accounting for the warrants, and other matters raised or that may in the future be raised by the SEC, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the Restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of this Annual Report, we have no knowledge of any such litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete a Business Combination.
The proposed Amended and Restated Certificate of Incorporation designates the Court of Chancery of the State of Delaware and federal court within the State of Delaware as the exclusive forum for certain types of actions and proceedings that the post-combination company’s stockholders may initiate, which could limit a stockholder’s ability to obtain a favorable judicial forum for disputes with the post-combination company or its directors, officers or employees.
The proposed Amended and Restated Certificate of Incorporation provides that, subject to limited exceptions, the Court of Chancery of the State of Delaware and federal court within the State of Delaware will be exclusive forums for any:
•derivative action or proceeding brought on the Company’s behalf;
•action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders;
•action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company arising pursuant to any provision of the General Corporation Law, the Company’s Amended and Restated Certificate of Incorporation or Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware:
•action to interpret, apply, enforce or determine the validity of the Amended and Restated Certificate of Incorporation or the Bylaws; or
•other action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company that is governed by the internal affairs doctrine.
This choice of forum provision does not apply to actions brought to enforce a duty or liability created under the Exchange Act or any other claim for which federal courts have jurisdiction. Furthermore, in accordance with the post-combination’s company restated bylaws, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will be, to the fullest extent permitted by law, the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring or holding any interest in any of our securities shall be deemed to have notice of and consented to the Company’s exclusive forum provision in the restated bylaws and the choice of forum provision in the proposed Amended and Restated Certificate of Incorporation.
These provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the post-combination company or any of its directors, officers, or other employees, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provisions contained in the post-combination company’s restated certificate of incorporation to be inapplicable or unenforceable in an action, it may incur additional costs associated with resolving such action in other jurisdictions, which could harm its business, results of operations and financial condition.
The stockholders will not be deemed to have waived the post-combination company’s compliance with the federal securities laws and the regulations promulgated thereunder.
Any person or entity purchasing or otherwise acquiring or holding any interest in any of the post-combination company’s securities shall be deemed to have notice of and consented to its exclusive forum provisions, including the choice of forum provision. These provisions may limit a stockholders’ ability to bring a claim in a judicial forum of their choosing for disputes with the post-combination company or its directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers, and other employees.

Risks Related to the Redemption
We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete a Business Combination with which a substantial majority of our stockholders do not agree.
Our current certificate of incorporation does not provide a specified maximum redemption threshold, except that we will not redeem our public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 upon consummation of our initial business combination (such that we are not subject to the SEC’s “penny stock” rules). However, the Merger Agreement provides that our obligation to consummate the Business Combination is conditioned on the amount in the Trust Account and the proceeds from the PIPE Investment equaling or exceeding $300,000,000, and the obligation of Sema4 to consummate the Business Combination is conditioned on the amount in the Trust Account and the proceeds from the PIPE Investment equaling or exceeding $300,000,000, in each case after the payment of redemptions and satisfaction of Company and Sema4 transaction expenses. As a result, we may be able to complete our Business Combination even though a substantial portion of our public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to our Sponsor, directors or officers or their affiliates. Based on the amount of approximately $442,763,951 million in our Trust Account as of December 31, 2021, and taking into account the anticipated gross proceeds of approximately $350,000,000 from the PIPE Investment, all of our shares of common stock may be redeemed and still enable us to have sufficient cash to satisfy the cash closing conditions in the Merger Agreement. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals (as described in this proxy statement) at the Special Meeting.
In the event the aggregate cash consideration we would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to us, we may not complete the Business Combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.
There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.
We can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of the Company might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
Stockholders of the Company who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. If stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our common stock for a pro rata portion of the funds held in our Trust Account.
Public stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things (i) submit a request in writing and (ii) tender their certificates to our Transfer Agent or deliver their shares to the Transfer Agent electronically through the DWAC system at least two business days prior to the Special

Meeting. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and our Transfer Agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because we do not have any control over this process or over the brokers, which we refer to as “DTC,” it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Stockholders electing to redeem their shares will receive their pro rata portion of the Trust Account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. Please see the section entitled “Special Meeting of Company Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.
If a stockholder fails to receive notice of our offer to redeem our public shares in connection with our Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
If, despite our compliance with the proxy rules, a stockholder fails to receive our proxy materials, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials that we are furnishing to holders of our public shares in connection with our Business Combination describes the various procedures that must be complied with in order to validly redeem public shares.
If the Adjournment Proposal is not approved, the Business Combination would not be completed.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal, but no other proposal if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal are approved.
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal, the ESPP Proposal or any other proposal.

INFORMATION ABOUT THE PARTIES TO THE BUSINESS COMBINATION
CMLS
CMLS is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information regarding Fusion, see the section entitled “Information About the Company”.
Merger Sub
Merger Sub is a wholly-owned subsidiary of the Company formed solely for the purpose of effecting the Business Combination. Merger Sub was incorporated under the DGCL on February 9, 2021. Merger Sub owns no material assets and does not operate any business
Sema4
Sema4 is a patient-centered, health intelligence company with a mission to use artificial intelligence, or AI, and machine learning to enable personalized medicine for all. Sema4’s integrated information platform leverages longitudinal patient data, AI-driven predictive modeling, and genomics in combination with other molecular and high-dimensional data in its efforts both to deliver better outcomes for patients and to transform the practice of medicine, including how diseases are diagnosed, treated, and prevented.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement/prospectus.
The following unaudited pro forma condensed combined financial information is provided to aid you in your analysis of the financial aspects of the Business Combination and the PIPE Investment.
The following unaudited pro forma condensed combined balance sheet as of December 31, 2020 combines the audited historical balance sheet of CMLS as of December 31, 2020 with the audited historical balance sheet of Sema4 as of December 31, 2020, giving effect to the Business Combination and the PIPE Investment as if they had been consummated as of that date.
The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines the audited historical statement of operations of CMLS and the audited historical statement of operations of Sema4 for such period, giving effect to the Business Combination and the PIPE Investment as if they had been consummated on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:
•the accompanying notes to the unaudited pro forma condensed combined financial statements;
•the audited historical financial statements of CMLS for the period from July 10, 2020 (inception) through December 31, 2020, and the related notes thereto, included elsewhere in this proxy statement/prospectus;
•the audited historical financial statements of Sema4 for the year ended December 31, 2020, and the related notes thereto, included elsewhere in this proxy statement/prospectus; and
•the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CMLS,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation of Sema4,” and other financial information relating to CMLS and Sema4 included elsewhere in this proxy statement/prospectus.
The unaudited pro forma condensed combined financial statements are for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and the PIPE Investment taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2020
(in thousands, except share and per share amounts)

	Historical		Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	5(A) CMLS	5(B) Sema4	Transaction Accounting Adjustments		Pro Forma Balance Sheet	Transaction Accounting Adjustments		Pro Forma Balance Sheet
ASSETS
Current assets:
Cash and cash equivalents	$1,095	$108,132	402,152	5(a)	$511,379	$(20,220)	5(i)	$491,159
Accounts receivable	—	32,044	—		32,044	—		32,044
Due from related parties	—	289	—		289	—		289
Inventory	—	24,962	—		24,962	—		24,962
Prepaid expenses and other current assets	277	8,681	—		8,958	—		8,958
Total current assets	1,372	174,108	402,152		577,632	(20,220)		557,412
Property and equipment, net	—	63,110	—		63,110	—		63,110
Restricted cash	—	10,828	—		10,828	—		10,828
Other assets	—	3,596	—		3,596	—		3,596
Cash and marketable securities held in trust account	442,764	—	(442,764)	5(b)	—	—		—
Total assets	$444,136	$251,642	$(40,612)		$655,166	$(20,220)		$634,946

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$—	$26,737	$—		$26,737	$—		$26,737
Accrued expenses	97	11,854	—		11,951	—		11,951
Due to related parties	—	1,425	—		1,425	—		1,425
Current portion of capital lease obligations	—	3,506	—		3,506	—		3,506
Current contract liabilities	—	1,783	—		1,783	—		1,783
Other current liabilities	—	28,137	—		28,137	—		28,137
Total current liabilities	97	73,442	—		73,539	—		73,539
Long-term debt, net of current portion	—	18,971	—		18,971	—		18,971
Stock-based compensation liabilities	—	131,989	—		131,989	—		131,989
Capital lease obligations, net of current portion	—	20,778	—		20,778	—		20,778
Other liabilities	—	2,074	—		2,074	—		2,074
Contingent consideration	—	—	108,989	5(c)	108,989	—		108,989

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2020
(in thousands, except share and per share amounts)

Warrant liability	70,232	—	(40,290)	5(d)	30,033	—		30,033
Deferred underwriting fee payable	15,496	—	(15,496)	5(e)	—	—		—
Total liabilities	85,916	247,254	53,203		386,373	—		386,373
COMMITMENTS AND CONTINGENCIES
Redeemable convertible preferred stock:
Sema4 Series A-1 redeemable convertible preferred stock, $0.00001 par value	—	51,811	(51,811)	5(f)	—	—		—
Sema4 Series A-2 redeemable convertible preferred stock, $0.00001 par value	—	46,480	(46,480)	5(f)	—	—		—
Sema4 Series B redeemable convertible preferred stock, $00001 par value	—	118,824	(118,824)	5(f)	—	—		—
Sema4 Series C redeemable convertible preferred stock, $00001 par value	—	117,324	(117,324)	5(f)	—	—		—
Redeemable convertible preferred stock	—	334,439	(334,439)	5(f)	—	—		—
CMLS Class A Common stock subject to possible redemption	353,220	—	(353,220)	5(g)	—	—		—

STOCKHOLDERS’ EQUITY (DEFICIT)
Sema4 Class A common stock, $0.00001 par value	—	—	—		—	—		—
Sema4 Class B common stock, $0.00001 par value	—	—	—		—	—		—
CMLS Preferred stock, $0.0001 par value	—	—	—		—	—		—
CMLS Class A common stock, $0.0001 par value	1	—	22	5(h)	23	(1)	5(i)	22
CMLS Class B common stock, $0.0001 par value	1	—	(1)	5(h)	—	—		—
Additional paid-in capital	44,906	—	558,290	5(h)	603,196	(20,219)	5(i)	582,977
Accumulated deficit	(39,908)	(330,051)	35,533	5(h)	(334,426)	—		(334,426)
Total stockholders’ equity (deficit)	5,000	(330,051)	593,844	5(h)	268,793	(20,220)	5(i)	248,573
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	444,136	251,642	(40,612)		655,166	(20,220)		634,946
See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in thousands, except share and per share amounts)

	Historical		Scenario 1 Assuming No Redemptions				Scenario 2 Assuming Maximum Redemptions
	6(A) CMLS	6(B) Sema4	Transaction Accounting Adjustments		Pro Forma Statement of Operations		Transaction Accounting Adjustments	Pro Forma Statement of Operations
Revenue:
Diagnostic test revenue	$—	$175,351	$—		$175,351		$—	$175,351
Other revenue	—	3,971	—		3,971		—	3,971
Total revenue	—	179,322	—		179,322		—	179,322
Cost of services	—	184,648	—		184,648		—	184,648
Total gross profit	—	(5,326)	—		(5,326)		—	(5,326)
Operating expenses:
Research and development	—	72,700	—		72,700		—	72,700
Selling and marketing	—	53,831	—		53,831		—	53,831
General and administrative	206	100,742	4,375	6(a)	105,323		—	105,323
Related party expenses	—	9,395	—		9,395		—	9,395
Total operating expenses	206	236,668	4,375		241,249		—	241,249
Loss from operations	(206)	(241,994)	(4,375)		(246,575)		—	(246,575)
Other income (expense):
Interest income	—	506	—		506		—	506
Interest expense	—	(2,474)	—		(2,474)		—	(2,474)
Other income, net	—	2,622	—		2,622		—	2,622
Interest earned on marketable securities held in Trust Account	14	—	(14)	6(b)	—		—	—
Change in fair value of warrant liability	(38,511)	—	—		(38,511)		—	(38,511)
Transaction costs	(1,205)	—	—		(1,205)		—	(1,205)
Total other income, net	(39,702)	654	(14)		(39,062)		—	(39,062)
Net loss before income taxes	(39,908)	(241,340)	(4,389)		(285,637)		—	(285,637)
Provision for income taxes	—	—	—		—		—	—
Net Loss	$(39,908)	$(241,340)	$(4,389)		$(285,637)		$—	$(285,637)
Weighted average shares outstanding, basic and diluted	10,633,062	1			228,865,552	6(c)		223,920,103	6(c)
Basic and diluted net loss per share	$(3.75)	$(5,824,000)			$(1.25)	6(c)		$(1.28)	6(c)
See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.Description of the Transactions
The Business Combination
On February 9, 2021, CMLS entered into the Merger Agreement with Sema4 and S-IV Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”).
Pursuant to the terms of the Merger Agreement, CMLS will acquire Sema4 through the merger of Merger Sub with and into Sema4, with Sema4 surviving as a wholly-owned subsidiary of CMLS (the “Merger”) and, in connection with the Merger, CMLS’s name will be changed to a name to be determined by Sema4 (and reasonably acceptable to CMLS).
At the effective time of the Merger (the “Effective Time”), each share of Sema4 class B common stock, par value $0.00001 per share (“Sema4 Class B Common Stock”) issued and outstanding as of immediately prior to the Effective Time will be converted into 1/100th of a share of Sema4 class A common stock, par value $0.00001 per share (“Sema4 Class A Common Stock”, together with Sema4 Class B Common Stock, “Sema4 Common Stock”) in accordance with Sema4’s organizational documents.
Immediately thereafter, each share of Sema4 Common Stock and Sema4 series A-1 preferred stock, series A-2 preferred stock, series B preferred stock and series C preferred stock (collectively, “Sema4 Capital Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) will be converted into the right to receive a portion of the total closing merger consideration, with each Sema4 stockholder being entitled to receive the following:
(a)if such stockholder has made a cash election as set forth and in accordance with the terms of the Merger Agreement, a portion of the specified aggregate amount of cash consideration payable under the terms of the Merger Agreement (such aggregate amount not to exceed $343,000,000) and pursuant to the terms of such stockholder’s cash election; and
(b)a number of shares of common stock, par value $0.0001 per share, of CMLS (the “Common Stock”) equal to the quotient of: (i) (A) the product of (x) such stockholder’s total shares of Sema4 Capital Stock multiplied by (y) the per share amount calculated in accordance with the Merger Agreement minus (B) the amount of cash payable to such stockholder pursuant to its cash election, if any, divided by (ii) $10.
In addition, at the Effective Time, each outstanding option to purchase Sema4 Capital Stock, each outstanding and unsettled restricted stock unit in respect of shares of Sema4 Capital Stock and each outstanding stock appreciation right will be rolled over into options to purchase CMLS Common Stock, restricted stock units in respect of CMLS Common Stock and stock appreciation rights in respect of CMLS Common Stock, all as further set forth in and in accordance with the terms of the Merger Agreement.
The PIPE Investment
On February 9, 2021, concurrently with the execution of the Merger Agreement, CMLS entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors” which include certain existing Sema4 equity holders), pursuant to which the PIPE Investors have collectively subscribed for 35,000,000 shares of Common Stock for an aggregate purchase price equal to $350,000,000 (the “PIPE Investment”). The PIPE Investment will be consummated immediately prior to the closing of the Business Combination.
2.Basis of Presentation
The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). CMLS has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company upon consummation of the Business Combination and the PIPE Investment.
The unaudited pro forma condensed combined balance sheet as of December 31, 2020 gives effect to the Business Combination and the PIPE Investment as if they occurred on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 gives effect to the Business Combination and the PIPE Investment as if they occurred on January 1, 2020, the beginning of the earliest period presented.
The pro forma adjustments reflecting the consummation of the Business Combination and the PIPE Investment are based on certain currently available information and certain assumptions and methodologies that CMLS believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible that the difference may be material. CMLS believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and the PIPE Investment based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. CMLS and Sema4 have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The unaudited pro forma condensed combined financial information presents two redemption scenarios as follows:
•Assuming no Redemptions: This presentation assumes that no CMLS public stockholders exercise their rights to redeem any of their Public Shares for a pro rata portion of the funds in the Trust Account. Thus, the full amount held in the Trust Account as of Closing is available for the Business Combination, and Sema4 equity holders receive $333.0 million of Merger Consideration in cash at Closing.
•Assuming maximum Redemptions: This presentation assumes that CMLS public stockholders holding 35,321,987 shares of Class A common stock exercise their rights to redeem their Public Shares for a pro rata portion of the funds in the Trust Account. This scenario gives effect to redemptions of 35,321,987 shares of Class A common stock of CMLS for aggregate redemption payments of $353.2 million, using a per-share redemption price of $10.00, which is the maximum redemption amount after which the closing conditions of the Merger Agreement are still achieved. Under this maximum redemption scenario, Sema4 equity holders would not be entitled to receive any of their Merger Consideration in cash, and the closing cash payment amount under the Merger Agreement is $0. Additionally, 2,923,462 shares of Class B common stock would be forfeited by the Sponsor as a result of the maximum redemptions in accordance with the Forfeiture Agreement.
These unaudited pro forma condensed combined financial statements and related notes have been derived from and should be read in conjunction with:
•the audited historical financial statements of CMLS for the period from July 10, 2020 (inception) through December 31, 2020, and the related notes thereto, included elsewhere in this proxy statement/prospectus;
•the audited historical financial statements of Sema4 for the year ended December 31, 2020, and the related notes thereto, included elsewhere in this proxy statement/prospectus; and

•the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CMLS,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation of Sema4,” and other financial information relating to CMLS and Sema4 included elsewhere in this proxy statement/prospectus.
The unaudited pro forma condensed combined financial statements are for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and the PIPE Investment taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.
3.Accounting for the Business Combination
The Business Combination will be accounted for as a reverse recapitalization, in accordance with GAAP. Under this method of accounting, although CMLS will issue shares for outstanding equity interests of Sema4 in the Business Combination, CMLS will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Sema4 issuing stock for the net assets of CMLS, accompanied by a recapitalization. The net assets of CMLS will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Sema4.
Sema4 has been determined to be the accounting acquirer based on the evaluation of the following facts and circumstances under both the no and maximum Redemption scenarios:
•The former owners of Sema4 hold the largest portion of voting rights in the combined company;
•Sema4 has the right to appoint a majority of the directors in the combined company;
•Sema4’s existing senior management team will comprise senior management of the combined company;
•The operations of the combined company will represent the operations of Sema4;
•The combined company will assume Sema4’s name and headquarters.
4.Capitalization
The following summarizes the pro forma ownership of Class A common stock of CMLS following the Business Combination and PIPE Investment under both the no redemption and maximum redemption scenarios:

	Scenario 1 Assuming No Redemptions		Scenario 2 Assuming Maximum Redemptions
Equity Capitalization Summary	Shares	%	Shares	%
Sema4 Equity Holders(1)	144,521,802	63.1%	177,821,802	79.4%
CMLS Public Stockholders(2)	44,275,000	19.3%	8,953,013	4.0%
CMLS Sponsor(3)	11,068,750	4.8%	8,145,288	3.6%
New PIPE Investors(4)	29,000,000	12.7%	29,000,000	13.0%
Total Class A common stock	228,865,552	100.0%	223,920,103	100.0%
__________________
(1)Under Scenario 1, assumes Stock Consideration of 138,521,802 shares of Class A common stock and cash consideration of $333.0 million, as well as 6,000,000 shares of Class A common stock purchased by existing Sema4 equity holders in connection with the PIPE Investment. Under Scenario 2, assumes Stock Consideration of 171,821,802 shares of Class A common stock and no cash consideration, as well as 6,000,000 shares of Class A common stock purchased by existing Sema4 equity holders in connection with the PIPE Investment.
(2)Under Scenario 2, assumes redemptions of 35,321,987 shares of Class A common stock of CMLS for aggregate Redemption payments of $353.2 million using a per-share redemption price of $10.00.
(3)Under Scenario 2, assumes 2,923,462 Sponsor Class B Shares are forfeited pursuant to the Sponsor Forfeiture Agreement as a result of redemptions by CMLS public stockholders and, thus, are not converted into Class A common stock at Closing.
(4)Under Scenario 1 and Scenario 2, assumes the PIPE Investment is consummated in accordance with its terms for aggregate proceeds of $350.0 million in connection with the issuance of 35,000,000 shares of Class A common stock, with 29,000,000 shares purchased by new PIPE Investors and 6,000,000 shares purchased by existing Sema4 equity holders as noted in (1) above. The shares purchased by new PIPE Investors includes 9,500,000 shares purchased by funds that are advised by affiliates of the Sponsor.

1.
5.    Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2020
The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma notes
(A)Derived from the audited balance sheet of CMLS as of December 31, 2020.
(B)Derived from the audited balance sheet of Sema4 as of December 31, 2020.
Pro forma adjustments
(A)To reflect the net cash proceeds from the Business Combination and the PIPE Investment as follows (in thousands):

Release of Trust Account	$442,764	5(b)
Proceeds from PIPE Investment	350,000	5(h)
Payment of cash consideration	(333,000)	5(h)
Payment of transaction expenses	(42,116)	5(h)
Payment of CMLS deferred underwriting fee payable	(15,496)	5(e)
Cash and cash equivalents	$402,152
(B)To reflect the release of $442.8 million from the Trust Account (see Note 5(a)).
(C)To record contingent consideration for the estimated fair value of the Earn-Out Shares to be issued to Sema4 equity holders upon the achievement of the Triggering Events, assuming no Earn-Out Forfeitures by Earn-Out Service Providers.
(D)To reflect the reclassification of CMLS’s Public Warrants from warrant liability to equity at Closing based on a reassessment of the terms of the Public Warrants (see Note 5(h)).
(E)To reflect the settlement of $15.5 million of deferred underwriting fees incurred during CMLS’s IPO that are contractually due upon completion of the Business Combination (see Note 5(a)).
(F)To reflect the exchange of $334.4 million of Sema4’s redeemable convertible preferred stock as a result of the Business Combination (see Note 5(h)).
(G)In Scenario 1, which assumes no CMLS Public Shares are redeemed, the CMLS ordinary shares subject to possible redemption of $353.2 million would be reclassified to permanent equity immediately prior to the consummation of the Business Combination (see Note 5(h)).
(H)To reflect the recapitalization of the combined company through the exchange of all of the outstanding share capital of Sema4 for Class A common stock of CMLS and the following equity transactions (in thousands):

Exchange of Sema4 redeemable convertible preferred stock	$334,439	5(f)
Reclassification of CMLS common stock subject to possible redemption	353,220	5(g)
Reclassification of CMLS warrants to equity	40,290	5(d)
Proceeds from PIPE Investment	350,000	5(a)
Payment of cash consideration	(333,000)	5(a)
Payment of transaction expenses	(42,116)	5(a)
Contingent consideration	(108,989)	5(c)
Total stockholders’ equity	$593,844

(I)In Scenario 2, which assumes the maximum number of shares are redeemed for cash by the CMLS Public Shareholders, $353.2 million would be paid out in cash. The $353.2 million or 35,321,987 shares of CMLS Class A common stock represents the maximum redemption amount after which the closing conditions of the Merger Agreement are still achieved. Additionally, no cash consideration would be paid to Sema4 equity holders, resulting in an offsetting adjustment of $333.0 million.
6.Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2020
The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma notes
(A)Derived from the audited statement of operations of CMLS for the period from July 10, 2020 (inception) through December 31, 2020.
(B)Derived from the audited statement of operations of Sema4 for the year ended December 31, 2020.
Pro forma adjustments
(A)To reflect an accrual for additional transaction costs which do not qualify for capitalization.
(B)To eliminate interest income earned on the Trust Account which will be released upon closing of the Business Combination.
(C)The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of CMLS shares outstanding at the closing of the Business Combination and PIPE Investment, assuming the Business Combination and PIPE Investment occurred on January 1, 2020. As the unaudited pro forma condensed combined statement of operations is in a loss position, anti-dilutive instruments were not included in the calculation of diluted weighted average number of common shares outstanding.

COMPARATIVE SHARE INFORMATION
The following table sets forth historical comparative per share information of CMLS and Sema4, each on a stand-alone basis, and the unaudited pro forma condensed combined per share information after giving effect to the Business Combination and the PIPE Investment, assuming no redemptions and maximum redemptions, respectively.
The historical information should be read in conjunction with the information in the sections entitled “Selected Historical Financial Information of the Company” and “Selected Historical Financial Information of Sema4” and the historical financial statements of CMLS and Sema4 included elsewhere in this proxy statement. The unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the information contained in the section of this proxy statement entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
The unaudited pro forma combined per share information does not purport to represent what the actual results of operations of the Company would have been had the Business Combination been completed or project CMLS’s and Sema4’s results of operations that may be achieved after the Business Combination.

(in thousands, except share and per share amounts)	Historical		Pro Forma
For the year ended December 31, 2020	CMLS	Sema4	Scenario 1 Assuming No Redemptions	Scenario 2 Assuming Maximum Redemptions
Net loss	$(39,908)	$(241,340)	$(285,637)	$(285,637)
Net loss available to common stockholders	$(39,908)	$(5,824)	$(285,637)	$(285,637)
Weighted average common shares outstanding, basic and diluted	10,633,062	1	228,865,522	223,920,103
Net loss per share attributable to common stockholders, basic and diluted	$(3.75)	$5,824,000.00	$(1.25)	$(1.28)

SPECIAL MEETING OF COMPANY STOCKHOLDERS
This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Stockholders to be held on [            ], 2021, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about [            ], 2021 to all stockholders of record of the Company as of [            ], 2021, the record date for the Special Meeting. Stockholders of record who owned Company common stock at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were 55,343,750 shares of Company common stock outstanding.
Date and Time of Special Meeting
The Special Meeting will be held on [            ], 2021 at [            ] a.m. Eastern time at [            ], or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. The Special Meeting will be conducted exclusively via live webcast and so stockholders will not be able to attend the meeting in person. Stockholders may attend the special meeting online and vote at the Special Meeting by visiting https://www.cstproxy.com/CMLS/sm2021 and entering your 12-digit control number, which is either included on the proxy card you received or obtained through Continental Stock Transfer & Trust Company.
Registering for the Special Meeting
Any stockholder wishing to attend the virtual meeting should register for the meeting by [            ], 2021. To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:
•If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/CMLS/sm2021, enter the 12-digit control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
•Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. After contacting Continental Stock Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access.
Voting Power; Record Date
As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on [            ], 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 55,343,750 shares of common stock outstanding, of which 44,275,000 are public shares and 11,068,750 are Founder Shares held by our Initial Stockholders.
Proposals at the Special Meeting
At the Special Meeting, Company stockholders will vote on the following proposals:
•Proposal No. 1 — The Business Combination Proposal — To approve and adopt the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and approve the transactions contemplated thereby, including the merger of Merger Sub with and into Sema4, with Sema4 surviving the merger as a wholly owned subsidiary of the Company, and the issuance of common stock to holders of Sema4 capital stock as merger consideration;
•Proposal No. 2 — The Nasdaq Stock Issuance Proposal — To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination and the Subscription Agreements, including up to 35,000,000 shares of our common stock to the PIPE Investors, which includes affiliates of our Sponsor that subscribed for 9,500,000 shares of common stock, and up to 6,000,000 shares of our common stock to holders of Sema4 capital stock;
•Proposal No. 3 — The Charter Approval Proposal — To adopt the proposed Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B;
•Proposal No. 4 — Governance Proposal — To approve, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with SEC requirements;
•Proposal No. 5 — Incentive Plan Proposal — To approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan;
•Proposal No. 6 — ESPP Proposal — To approve the ESPP, including the authorization of the initial share reserve under the ESPP;
•Proposal No. 7 — The Director Election Proposal — To consider and vote upon Director Election Proposal; and
•Proposal No. 8 — Adjournment Proposal — To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal.
•Proposal No. 9 — Adjournment Proposal --- The ratification of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.
Vote of the Company’s Sponsor, Directors and Officers
Prior to our IPO, we entered into agreements with our Initial Stockholders, other current directors and officers, pursuant to which each agreed to vote any shares of common stock owned by them in favor of an initial business combination. These agreements apply to our Initial Stockholders, including our Sponsor, as it relates to the Founder Shares and the requirement to vote all of the Founder Shares in favor of the Business Combination Proposal and for all other proposals to be presented to our stockholders at the Special Meeting and described in this proxy statement.

Our Initial Stockholders, other current directors and officers have waived any redemption rights, including with respect to shares of common stock purchased in our IPO or in the aftermarket, in connection with Business Combination. The Founder Shares held by our Initial Stockholders have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us by the applicable deadline. However, our Initial Stockholders are entitled to redemption rights upon our liquidation with respect to any public shares they may own.
Quorum and Required Vote for Proposals for the Special Meeting
A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.
The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governance Proposal, which is a non-binding advisory vote, the Incentive Plan Proposal, the ESPP Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock represented in person or by proxy and entitled to vote at the Special Meeting. The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock entitled to vote thereon at the Special Meeting.
Under these voting standards, a failure to vote or an abstention will have no effect on the Business Combination Proposal, the Governance Proposal, and the Adjournment Proposal. However, an abstention or failure to vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.
The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal and the Incentive Plan Proposal are approved at the Special Meeting. The proposals in this proxy statement (other than the Governance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal and the other condition precedent proposals.
It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the ESPP Proposal or the Incentive Plan Proposal do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.
Recommendation to Company Stockholders
Our Board believes that each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and recommends that its stockholders vote “FOR” each of the proposals.
When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. These interests include, among other things:
•the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination;
•the fact that our Sponsor will retain 11,068,750 Founder Shares upon the Closing;

•the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;
•if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;
•the fact that the fact that Joshua Ruch, Michael Pellini and Rachel Sherman may join as board members of the post-combination company (dependent on the approval of the Director Election Proposal), and Nat Turner, Emily Leproust and Eli Casdin will continue as board members of the post-combination company, and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;
•the fact that our Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the applicable deadline;
•that Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, and JS Capital LP, funds that are advised by an affiliate of the Sponsor, have entered into Subscription Agreements with the Company, pursuant to which such affiliates have committed to purchase 240,000; 3,696,000; 64,000; and 500,000 shares of common stock in the PIPE Investment, respectively, for an aggregate commitment of approximately $2,400,000; $36,960,000; $640,000; $5,000,000, respectively; and
•that Casdin Partners Master Fund, L.P., a fund that is advised by an affiliate of the Sponsor, has entered into a Subscription Agreement with the Company, pursuant to which the affiliate has committed to purchase 5,000,000 shares of common stock in the PIPE Investment for an aggregate commitment of approximately $50,000,000.
Abstentions and Broker Non-Votes
Abstentions are considered present for the purposes of establishing a quorum. Abstentions will have the same effect as a vote “AGAINST” the Charter Approval Proposal, but will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.
In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Special Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Special Meeting.
Voting Your Shares — Stockholders of Record
If you are a Company stockholder of record, you may vote by mail or at the Special Meeting. Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

Voting by Mail — You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Business Combination Proposal, “FOR” the Nasdaq Stock Issuance Proposal, “FOR” the Charter Approval Proposal, “FOR” the Governance Proposal, “FOR” the Incentive Plan Proposal, “FOR” the ESPP Proposal, “FOR” the Director Election Proposal, “FOR” the Adjournment Proposal and “FOR” the Auditor Ratification Proposal. Votes submitted by mail must be received by 11:59 pm Eastern time on [            ], 2021.
Voting at the Meeting — We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at https://www.cstproxy.com/cmls/sm2021, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting. See “— Registering for the Special Meeting” above for further details on how to attend the Special Meeting.
Voting Your Shares — Beneficial Owners
If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to obtain a legal proxy from your bank, broker, or other nominee and e-mail a copy (a legible photograph is sufficient) of such legal proxy to proxy@continentalstock.com. You will then be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Special Meeting. Please see “— Registering for the Special Meeting” above for further details on how to attend the special meeting.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:
•delivering a signed written notice of revocation to our Secretary at CM Life Sciences, Inc., 667 Madison Ave, New York, NY 10065, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•signing and delivering a new proxy, relating to the same shares and bearing a later date; or
•attending and voting at the Special Meeting and voting, although attendance at the special meeting will not, by itself, revoke a proxy.
If you are a beneficial owner of our common stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.
No Additional Matters
The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Governance Proposal, the Incentive Plan Proposal, the ESPP Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.
Who Can Answer Your Questions About Voting
If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may contact D.F. King, our proxy solicitor, at:
D.F. King & Co.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders Call (toll-free): (800) 967-5074
Banks and Brokers Call: (212) 269-5550
Email: CMLF@dfking.com
Redemption Rights
Pursuant to our current certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the Closing, shares of common stock for cash equal to the pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes), subject to certain limitations. For illustrative purposes, based on the balance of the Trust Account of approximately $442 million as of January 29, 2021, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000.
In order to exercise your redemption rights, you must: (i)(a) hold public shares or (b) hold public shares through units and elect to separate your unites into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and (ii) prior to 5:00 p.m. Eastern time on [           ], 2021 (two business days before the Special Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through DTC. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing.
The Transfer Agent’s address is as follows:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to our Transfer Agent prior to the date set forth in these proxy materials, or up to two business days prior to the vote on the proposal to approve the Business Combination at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing.
If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our Transfer Agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our Transfer Agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing.
Each redemption of shares of common stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that our obligation to consummate the Business Combination is conditioned on the funds in the Trust Account, together with the funding of any amounts payable under the Subscription Agreements, being no less than an aggregate amount of $300,000,000, after the payment of redemptions and satisfaction of Company and Sema4 transaction expenses. This condition to closing in the Merger Agreement is for the sole benefit of the parties thereto and may be waived by Sema4. If, as a result of redemptions of common stock by our public stockholders, this condition is not met (or waived), then we or Sema4 (as applicable) may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our common stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination.
Prior to exercising redemption rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.
If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the post-combination company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.
If the Business Combination is not approved and we do not consummate an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants will expire worthless.
Appraisal Rights
Appraisal rights are not available to holders of shares of our common stock in connection with the Business Combination.

Proxy Solicitation Costs
The Company is soliciting proxies on behalf of its Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. The Company will pay D.F. King a fee of $25,000, plus disbursements, reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to our stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting proxies.

PROPOSAL NO. 1 — APPROVAL OF THE BUSINESS COMBINATION
We are asking our stockholders to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Business Combination. Our stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement, which is attached as Annex A to this proxy statement. Please see the subsection entitled “The Merger Agreement” below, for additional information and a summary of certain terms of the Merger Agreement. You are urged to carefully read the Merger Agreement in its entirety before voting on this proposal.
We may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the votes cast by holders of our common stock represented in person or by proxy and entitled to vote at the Special Meeting.
The Merger Agreement
This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with any factual information about the Company or Sema4. Such information can be found elsewhere in this proxy statement.
The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of allocating risk in the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying confidential disclosure schedules, which we refer to as the “Schedules,” which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Schedules contain information that is material to an investment decision.
Effects of the Merger
As a result of the merger, Merger Sub will merge with and into Sema4 with Sema4 surviving the merger as a direct, wholly owned subsidiary of the Company. The certificate of incorporation and bylaws of the surviving company will be amended to read the same as the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Business Combination will be the certificate of incorporation and bylaws (respectively) of the surviving company.
In addition, the Merger Agreement provides that prior to the Closing, subject to obtaining the stockholder approval of the Company stockholders contemplated by the Business Combination Proposal, the Company will adopt the Amended and Restated Certificate of Incorporation in the form attached to this proxy as Annex A. See “Proposal No. 3 — The Charter Approval Proposal” for description of the Amended and Restated Certificate of Incorporation of the Company.
Merger Consideration
Subject to the terms and conditions of the Merger Agreement, each share of Sema4 Class B common stock issued and outstanding immediately prior to the effective time will be converted into 1/100th of a share of Sema4 Class A common stock as set forth in the Merger Agreement. Immediately thereafter, each share of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the effective time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the merger consideration, with each Sema4 Stockholder being entitled to receive

(collectively, clauses (i) through (iii), the “merger consideration”) (i) its pro rata share of the Closing Available Cash if such Sema4 Stockholder has made an election to receive cash, and, if further elected, such Sema4 Stockholder’s pro rata share excess amount of any closing available excess cash, provided that in no event will a Sema4 Stockholder’s cash payment exceed an amount equal to the product of such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount; (ii) a number of shares of Company Class A common stock equal to the quotient of: (A)(1) the product of (x) such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount minus (2) such Sema4 Stockholder’s stockholder cash payment amount divided by (B) $10.00; and (iii) its earn out pro rata share of any earn out shares to which such Sema4 Stockholder is entitled pursuant to the terms of the Merger Agreement (the “Earnout”), including the Earnout RSUs, which Earnout RSUs are subject to vesting and will not be legally issued and outstanding shares of Company common stock at the closing of the Business Combination (the “Closing”), in each case of clauses (i), (ii) and (iii), without interest, upon surrender of stock certificates representing all of such Sema4 Stockholder’s Sema4 Common Stock and Sema4 Preferred Stock and delivery of the other documents required pursuant to the Merger Agreement. As of the effective time, each Sema4 Stockholder shall cease to have any other rights in and to Sema4 and each certificate relating to ownership of shares of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares) will only represent the right to receive the applicable portion of the merger consideration.
Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the entity surviving the merger (the “Surviving Corporation”), which shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the effective time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted.
Each share of Sema4 Common Stock and Sema4 Preferred Stock held in the Sema4’s treasury or owned by the Company, Merger Sub or Sema4 immediately prior to the effective time (each an “Excluded Share”), shall be cancelled and no consideration shall be paid or payable with respect thereto.
The numbers of shares of Company common stock that Sema4 Stockholders are entitled to receive as a result of the Merger is based upon the number of shares of Company common stock, and as otherwise contemplated by the Merger Agreement shall be adjusted to appropriately reflect the effect of any stock split, split-up, reverse stock split, stock dividend or distribution (including any dividend or distribution of securities convertible into Company common stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company common stock occurring on or after the date hereof and prior to the Closing.
Following the Closing, within five Business Days after the occurrence of a Triggering Event, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers, the following shares of Company Class A common stock (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Company Class A common stock occurring on or after the Closing, the “Earn-Out Shares”), upon the terms and subject to the conditions set forth in the Merger Agreement and other related agreements: (i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares; (ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and (iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares. Upon the last day of any calendar year, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers the Earn-Out Shares that are in the Forfeiture Pool as in effect as of such date and that would have been issuable to Sema4 Stockholders as a result of the occurrence of a Triggering Event had they not been made subject to an award of Earnout RSUs.
Sema4 Stockholders and the Earn-Out Service Providers shall be entitled to receive Earn-Out Shares upon each Triggering Event, provided, however that each Triggering Event may only occur once, if at all, and in no event shall the Sema4 Stockholders and Earn-Out Service Providers, in the aggregate, be entitled to receive more than an aggregate number of Earn-Out Shares equal to more than 11% of the Earn-Out Total Outstanding Shares. Earn-Out Shares will be issued from the Forfeiture Pool only if the applicable Triggering event occurs.
No fractional shares of common stock will be issued. In lieu of the issuance of any such fractional shares and pursuant to the Merger Agreement, fractional shares that would otherwise be issued will be rounded down to the nearest whole share of Company common stock.
Closing and Effective Time of the Merger
Unless the parties otherwise mutually agree, the Closing will take place on the date which is three (3) business days after the date on which all of the closing conditions have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing) (such date, the “closing date”). See “The Merger Agreement — Conditions to the Merger” for a more complete description of the conditions that must be satisfied prior to closing.
On the closing date, the Company and Sema4 will effect the merger by filing a certificate of merger with the Secretary of State of the State of Delaware, and the merger will become effective at the time the certificate of merger has been duly filed. The time at which the merger becomes effective is referred to in this proxy statement as the “effective time”.
As of the date of this proxy statement, the parties expect that the merger will be effective during the third quarter of 2021. However, there can be no assurance as to when or if the merger will occur.
If the merger is not completed by November 9, 2021 (the “termination date”), the Merger Agreement may be terminated by either the Company or Sema4. A party may not terminate the Merger Agreement pursuant to the provision described in this paragraph if the failure of the Closing to occur by the termination date is due primarily to the failure of the party seeking to terminate the Merger Agreement to fulfill any obligations of such party set forth in the Merger Agreement. See “The Merger Agreement — Termination”.
Treatment of Equity Awards
(a)Each Sema4 Option that is outstanding as of immediately prior to the Effective Time shall be assumed by the Company and converted into an option to purchase shares of Company Class A common stock upon substantially the same terms and conditions as are in effect with respect to such Sema4 Option immediately prior to the Effective Time, including with respect to vesting, exercisability and termination-related provisions (each, a “Company Option”) except that (a) such Company Option shall provide the right to purchase that whole number of shares of Company Class A common stock (rounded down to the nearest whole share) equal to the number of shares of Sema4 Common Stock subject to such Sema4 Option as of immediately prior to the Effective Time, multiplied by the Option Exchange Ratio applicable to such Sema4 Option, and (b) the exercise price per share for each such Company Option shall be equal to the exercise price per share of such Sema4 Option in effect immediately prior to the Effective Time, divided by the Option Exchange Ratio applicable to such Sema4 Option (the exercise price per share, as so determined, being rounded up to the nearest full cent); provided, however, that the conversion of the Sema4 Options will be made in a manner consistent with Treasury Regulation Section 1.424-1, such that such conversion will not constitute a “modification” of such Sema4 Options for purposes of Section 409A or Section 424 of the Code.
(b)Each Sema4 RSU that is outstanding as of immediately prior to the Effective Time shall be assumed by Company and converted into a restricted stock unit representing the opportunity to be issued shares of Company Class A common stock upon substantially the same terms and conditions as are in effect with respect to such Sema4 RSU immediately prior to the Effective Time, including with respect to vesting and termination-related provisions (each, a “Company RSU”) except that such Company RSU shall provide opportunity to be issued that whole number of shares of Company Class A common stock (rounded to the nearest whole share) equal to the number of Shares of Sema4 Common Stock subject to such Sema4 RSU as of immediately prior to the Effective Time, multiplied by the RSU Exchange Ratio; provided, however, that the conversion of the Sema4 RSUs will be made in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder.

(c)Except as otherwise set forth in the Merger Agreement, each Sema4 SAR that is outstanding as of immediately prior to the Effective Time shall be assumed by the Company and converted into a stock appreciation right with respect to shares of Company Class A common stock upon substantially the same terms and conditions as are in effect with respect to such Sema4 SAR immediately prior to the Effective Time, including with respect to vesting, exercisability, payment terms and termination-related provisions (each, a “Company SAR”) except that (i) such Company SAR shall be based on that whole number of shares of Company Class A common stock (rounded down to the nearest whole share) equal to the number of shares of Sema4 Common Stock subject to such Sema4 SAR as of immediately prior to the Effective Time, multiplied by the SAR Exchange Ratio, and (ii) the base amount per share for each such Company SAR shall be equal to the base amount per share of such Sema4 SAR in effect immediately prior to the Effective Time, divided by the SAR Exchange Ratio (the base amount per share, as so determined, being rounded up to the nearest full cent); provided, however, that the conversion of the Sema4 SARs will be made in a manner consistent with Treasury Regulation Section 1.424-1, such that such conversion will not constitute a “modification” of such Sema4 SARs for purposes of Section 409A or Section 424 of the Code. For the avoidance of doubt, the foregoing shall not apply to any Sema4 SAR that is deemed by Sema4 to be exercised in connection with the Closing.
(d)Sema4 shall take all necessary actions to effect the treatment of Sema4 Options, Sema4 RSUs and Sema4 SARs pursuant to the Merger Agreement in accordance with the Sema4 Incentive Plan and the applicable award agreements and to ensure that no Company Option may be exercised prior to the effective date of an applicable Form S-8 (or other applicable form, including Form S-1 or Form S-3) of the Company. The board of directors of Sema4 shall amend the Sema4 Incentive Plan and take all other necessary actions, effective as of immediately prior to the Closing, in order to (i) provide that the unallocated share reserve remaining under the Sema4 Incentive Plan as of the Closing Date (including any shares subsequently returned to such share reserve as a result of the termination of awards issued under the Company Stock Plan) shall be included in the share reserve under the long term incentive plan, in accordance with the terms thereof, and (ii) provide that no new Sema4 Options, Sema4 RSUs or Sema4 SARs will be granted under the Sema4 Incentive Plan following the Closing. Prior to the Effective Time, Sema4 shall deliver to each holder of a Sema4 Option, Sema4 RSU or Sema4 SAR a notice, in a form reasonably acceptable to the Company, setting forth the effect of the Merger on such holder’s Sema4 Options, Sema4 RSUs and Sema4 SARs and describing the treatment of such Sema4 Options, Sema4 RSUs and Sema4 RSUs in accordance with the Merger Agreement.
(e)The Company shall take all actions that are necessary for the assumption and conversion of Sema4 Options, Sema4 RSUs and Sema4 SARs pursuant to the Merger Agreement. If registration of the Company Options, Company RSUs or Company SARs is required under the Securities Act, the Company shall file, as promptly as practicable after the date that is sixty (60) days after the Form 8-K announcing the Closing is filed (or any such earlier date permitted by applicable law), a registration statement on Form S-8 with respect to such Company Options, Company RSUs and Company SARs, and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as the applicable Company Options, Company RSUs and Company SARs remain outstanding and such registration of the shares of Company Class A common stock issuable thereunder continues to be required.
Covenants and Agreements
Conduct of Businesses Prior to the Completion of the Merger
Subject to certain exceptions set forth in the Schedules, Sema4 has agreed that, prior to the Closing or earlier valid termination of the Merger Agreement, it will, and cause its subsidiaries to use commercially reasonable efforts to conduct and operate their respective businesses in the ordinary course except (i) to the extent that the Company otherwise consents in writing and such consent will not be unreasonably withheld, conditioned or delayed; (ii) as expressly contemplated by the Merger Agreement or Sema4 disclosure letter; or (iii) as may be required by any federal, state, local, municipal, foreign or other law, statute, constitution, treaty, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, injunction, judgment, order, assessment, writ or other legal requirement, administrative policy or guidance, or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental entity (“Applicable Legal Requirements”) (including measures required by the COVID-19 pandemic).

In addition to the general covenants above, Sema4 has agreed that prior to the Closing, subject to specified exceptions, it will not, and will cause its subsidiaries not to:
•except as otherwise required in relation to Sema4 benefit plans, the Merger Agreement or Applicable Legal Requirements: (i) increase or grant any increase in the compensation, bonus, fringe or other benefits of, or pay, grant or promise any bonus to, any current or former employee, director or independent contractor except for any such person with an annual base salary or wage rate of less than $350,000 in the ordinary course of business; (ii) grant or pay any severance or change in control pay or benefits to, or otherwise increase the severance or change in control pay or benefits of, any current or former employee, director or independent contractor; (iii) enter into, amend (other than immaterial amendments) or terminate any Sema4 benefit plan or any employee benefit plan, policy, program, agreement, trust or arrangement that would have constituted an Sema4 benefit plan if it had been in effect on the date of the Merger Agreement (other than annual renewal of welfare plans in the ordinary course of business that does not result in a material increase in cost to Sema4 or its subsidiaries (the “Sema4 Companies”)); (iv) take any action to accelerate the vesting or payment of, or otherwise fund or secure the payment of, any compensation or benefits under any Sema4 benefit plan; (v) grant any equity or equity-based compensation awards; or (vi) terminate any employee or independent contractor (other than for cause), if such terminated employee or consultant receives, annual base compensation (or annual base wages or fees) in excess of $350,000; or (vii) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization respecting employees of Sema4 Companies;
•(i) transfer, sell, assign, license, sublicense, encumber, impair, abandon, fail to diligently maintain, transfer or otherwise dispose of any right, title or interest of Sema4 in any owned Intellectual Property or licensed Intellectual Property, in each case, that is material to any of the businesses of Sema4 Companies; (ii) extend, amend, waive, cancel or modify any material rights in or to any owned Intellectual Property or licensed Intellectual Property, in each case, that is material to any business of Sema4 Companies; (iii) fail to diligently prosecute the patent applications owned by the Sema4 other than applications the Sema4, in the exercise of its good faith business judgment, has determined to abandon; or (iv) divulge, furnish to or make accessible any trade secrets constituting material owned Intellectual Property or any trade secrets of any person to whom any of the Sema4 Companies has a confidentiality obligation to any third party who is not subject to an enforceable written agreement to maintain the confidentiality of such trade secrets, other than, in each of (i) through (iv), in the ordinary course of business; provided, that in no event shall Sema4 license on an exclusive basis or sell any material owned Intellectual Property;
•except for transactions solely among Sema4 and its subsidiaries: (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; (ii) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any membership interests, capital stock or any other equity interests, as applicable, in any of the Sema4 Companies, other than pursuant to the terms of a Sema4 option; (iii) grant, issue, sell or otherwise dispose, or authorize to issue, sell, or otherwise dispose any membership interests, capital stock or any other equity interests (such as stock options, stock units, restricted stock or other contracts for the purchase or acquisition of such capital stock), as applicable, in any of the Sema4 Companies, other than the award of restricted stock units in respect of the Earn-Out Shares granted to the Earn-Out Service Providers pursuant to the Earn-Out award agreement (the “Earn-Out RSUs”) issued in accordance with the Merger Agreement; (iv) declare, set aside or pay any dividend or make any other distribution; or (v) issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities or ownership interests or any securities convertible into or exchangeable for shares of capital stock or other equity securities or ownership interests, or subscriptions, rights, warrants or options to acquire any shares of capital stock or other equity securities or ownership interests or any securities convertible into or exchangeable for shares of capital stock or other equity securities or other ownership interests, or enter into other agreements or commitments of any character obligating it to issue any such shares, equity securities or other ownership interests or convertible or exchangeable securities;

•amend its certificate of incorporation, bylaws or other comparable governing instruments with different names of any of the Sema4 Companies;
•(i) merge, consolidate or combine with any entity; or (ii) acquire or agree to acquire by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;
•sell, lease, license, sublicense, abandon, divest, transfer, cancel, abandon or permit to lapse or expire, dedicate to the public, or otherwise dispose of, any material assets (other than Intellectual Property) or material properties, other than any sale, lease or disposition in the ordinary course of business or as set forth on the Sema4 disclosure letter;
•(i) issue or sell any debt securities or rights to acquire any debt securities of any of the Sema4 Companies or guarantee any debt securities of another person; (ii) make, incur, create or assume any loans, advances or capital contributions to, or investments in, or guarantee any indebtedness of, any person other than any of the Sema4 Companies except for (A) loans, advances or capital contributions pursuant to and in accordance with the terms of agreements or legal obligations existing as of February 9, 2021, in each case set forth on the Sema4 disclosure letter; provided, that any such amounts do not exceed $250,000 in the aggregate and remain with Sema4 for general working capital expenditures in the ordinary course of business and (B) equipment financing arrangements entered into in the ordinary course of business; (iii) except in the ordinary course of business, create any material liens on any material property or assets of any of the Sema4 Companies in connection with any indebtedness thereof (other than permitted liens as defined in the Merger Agreement); (iv) cancel or forgive any indebtedness owed to any of the Sema4 Companies; or (v) make, incur or commit to make or incur any capital expenditures, other than in the ordinary course of business;
•release, assign, compromise, settle or agree to settle any legal proceeding material to the Sema4 Companies, taken as a whole;
•except in the ordinary course of business: (i) enter into any material or governmental contract that would have been a (other than pursuant to offers, bids or proposals made by any Sema4 Companies on or prior to the date hereof that, if accepted, would result in a government contract) had it been entered into prior to February 9, 2021 or (ii) waive, delay the exercise of, release or assign any material rights or claims under any material or governmental contract;
•modify, amend or terminate in a manner that is materially adverse to the applicable Sema4 Companies, taken as a whole, any material contract (other than pursuant to (i) offers, bids or proposals made by any Sema4 Companies on or prior to the date hereof that, if accepted, would result in a government contract or (ii) requirements from any governmental entity to modify the scope of work under any government contract);
•incur or enter into a contract requiring the Sema4 to make any capital expenditures in excess of $250,000 in any 12-month period;
•except as required by U.S. GAAP (or any interpretation thereof) or Applicable Legal Requirements, make any change in accounting methods, principles or practices;
•(i) make or rescind any material tax election; (ii) settle or compromise any material tax claim; (iii) change (or request to change) any method of accounting for tax purposes; (iv) file any amendment to an material tax return; (v) waive or extend any statute of limitations in respect of a period within which an assessment or reassessment of material taxes may be issued (other than any extension pursuant to an extension to file any tax return); (vi) knowingly surrender any claim for a refund of taxes; or (vii) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar legal requirement) with any governmental entity; (viii) incur any liability for taxes other than in the ordinary course of business; (ix) prepare any tax return in a manner inconsistent with past practice;(x) take any action or fail to take any action that would reasonably be expected to prevent, impair or impede the intended tax treatment; or (xi) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, restructuring, recapitalization, dissolution or winding-up of the Sema4 or any subsidiary of Sema4;
•except for solely among the Sema4 Companies, enter into or amend any agreement with, or pay, distribute or advance any assets or property to, any of its officers, directors, employees, partners, stockholders or other affiliates, other than payments or distributions relating to obligations in respect of arms-length commercial transactions pursuant to the agreements set forth on the Sema4 disclosure letter as existing on February 9, 2021;
•engage in any material new line of business; or
•enter into any agreement or otherwise agree, commit or resolve to do any action prohibited by the foregoing.
Notwithstanding anything to the contrary in the Merger Agreement, Sema4 may, in connection with COVID-19, take such actions in good faith as are reasonably necessary (x) to protect the health and safety of its employees and other individuals having business dealings with Sema4 or (y) to respond to third-party supply or service disruptions caused by COVID-19, including, but not limited to Pandemic Measures, and any such actions taken (or not taken) as a result of, in response to, or otherwise related to COVID-19 shall be deemed to be taken in the “ordinary course of business” and not be considered a breach of the covenants of the Merger Agreement; provided that, to the extent that Sema4 took any actions pursuant to the immediately preceding clause that caused deviations from its business being conducted in the ordinary course of business, Sema4 is to resume conducting its business in the ordinary course of business in all material respects as soon as reasonably practicable.
Nothing contained in the Merger Agreement shall give the Company, directly or indirectly, any right to control or direct the operations of the Sema4 Companies prior to the Closing. Prior to the Closing, each of Sema4 and the Company shall exercise, consistent with the other terms and conditions of the Merger Agreement, complete control and supervision over their respective businesses.
The Company has agreed to certain restrictions on the business of CM Life and its subsidiaries prior to the Closing. Specifically, the Company has agreed that prior to the effective time, except as expressly contemplated or permitted by the Merger Agreement, as required to comply with Applicable Legal Requirements (including measures required by the COVID-19 pandemic) or subject to certain specified exceptions, it will not, and it will not permit its subsidiaries, without the written consent of Sema4 (which may not be unreasonably withheld, conditioned or delayed):
•declare, set aside or pay dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock (or warrant) or split, combine or reclassify any capital stock (or warrant), effect a recapitalization or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock or warrant, or effect any like change in capitalization;
•purchase, redeem or otherwise acquire, directly or indirectly, any equity securities of the Company or any of its subsidiaries;
•other than in connection with the Subscription Agreements, grant, issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or subscriptions, rights, warrants or options to acquire any shares of capital stock or other equity securities or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or enter into other agreements or commitments of any character obligating it to issue any such shares of capital stock or equity securities or convertible or exchangeable securities;
•amend its certificate of incorporation, bylaws or other comparable governing instruments with different names of the Company or its subsidiaries;

•(i) merge, consolidate or combine with any person; or (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets, or enter into any joint ventures, strategic partnerships or alliances;
•incur any indebtedness or guarantee any such indebtedness of another person or persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, in each case, except in the ordinary course of business;
•except as required by GAAP (or any interpretation thereof) or Applicable Legal Requirements, make any change in accounting methods, principles or practices;
•(i) make or rescind any material tax election (ii) settle or compromise any material tax claim; (iii) change (or request to change) any method of accounting for tax purposes; (iv) file any amendment to any material tax return; (v) waive or extend any statute of limitations in respect of a period within which an assessment or reassessment of material taxes may be issued (other than any extension pursuant to an extension to file any tax return); (vi) knowingly surrender any claim for a refund of taxes; or (vii) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar legal requirement) with any governmental entity; (viii) create any material liens on any material property or assets of the Company or Merger Sub; (ix) incur any liability for taxes other than in the ordinary course of business; or (x) take any action or fail to take any action that would reasonably be expected to prevent, impair or impede the intended tax treatment;
•liquidate, dissolve, reorganize or otherwise wind up the business or operations of the Company or Merger Sub;
•commence, settle or compromise any legal proceeding;
•engage in any material new line of business;
•amend the Trust Agreement or any other agreement related to the Trust Account;
•(i) adopt or amend any employee benefit plan, or enter into any employment contract or collective bargaining agreement other than a long term incentive plan or an employee stock purchase plan, or (ii) hire any employee or any other individual to provide services to the Company or its subsidiaries;
•(i) enter into any material or other contract that will not be terminable for convenience on or before Closing without requiring the payment of any amount or any post-Closing liability or obligation, (ii) modify, amend or terminate any material contract or (iii) waive, delay the exercise of, release or assign any material rights or claims under any material contract;
•make any expenditures utilizing funds in the Trust Account; or
•enter into any agreement or otherwise agree, commit or resolve to do any action prohibited by the foregoing.
Trust Account
The Company has agreed to make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement (as defined in the Merger Agreement) for the following: (a) the redemption of any shares of common stock in connection with the redemption offer in relation to the public shares; (b) the payment obligations of the Company with respect to certain expenses, as set forth in the Merger Agreement and (c) the balance of the assets in the Trust Account, if any, after payment of the foregoing to be disbursed to the Company.

HSR Act and Regulatory Approvals
Sema4 and the Company have agreed to comply promptly but in no event later than ten business days after the date of the Merger Agreement with the notification and reporting requirements of the HSR Act. Sema4 and the Company have agreed to furnish to each other as promptly as reasonably practicable all information required for any application or other filing to be made by the other pursuant to any applicable law relating to antitrust.
Sema4 and the Company have agreed to promptly furnish to the other copies of all substantive written communications received by, them or any of their respective affiliates and any governmental authority with respect to the transactions contemplated by the Merger Agreement, and Sema4 and the Company have agreed to permit counsel to the other an opportunity to review in advance any proposed substantive written communications by Sema4 and the Company (respectively) and/or its affiliates to any governmental authority concerning the transactions contemplated by the Merger Agreement and incorporate reasonable comments thereto. Sema4 and the Company have agreed to (a) give the other prompt written notice of the commencement of any legal proceeding with respect to the transactions contemplated by the Merger Agreement and (b) to the extent reasonably practicable, consult with the other party in advance of its participation in any substantive meeting or discussion with any governmental entity in respect of any filing, investigation or inquiry concerning the Merger Agreement or the transactions contemplated thereunder and, to the extent permitted by such governmental entity, give the other party the opportunity to also attend such meeting or discussion.
Each of the Company and Sema4 has agreed to promptly and in good faith respond to any information or document requests from the Antitrust Division of the U.S. Department of Justice and the FTC.
Each of the Company and Sema4 have agreed to pay 50% of all filing fees required by governmental entities payable to the Antitrust Division and FTC in connection with the transactions contemplated by the Merger Agreement.
Proxy Solicitation
The Company and Sema4 have agreed to, as promptly as practicable, (i) establish the record date for, duly call, give notice of, convene and hold, no later than 45 days after this proxy statement is mailed, the Special Meeting in accordance with the DGCL, (ii) cause this proxy statement to be disseminated to the Company’s stockholders in compliance with applicable law, and (iii) solicit proxies from the holders of common stock to vote in favor of each of the proposals contained in this proxy statement. The Company has agreed, through the Company’s board of directors, to recommend to its stockholders that they approve the proposals contained in this proxy statement (the “Company board recommendation”) and to include the Company board recommendation in this proxy statement, subject to the obligations described in this paragraph. Except as otherwise required by Applicable Legal Requirements, the Company board of directors will not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Company board recommendation (a “Company change in recommendation”); provided, that the Company’s obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting as contemplated by the foregoing shall not be affected by any Change in Recommendation. Notwithstanding the foregoing, if on a date for which the Special Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of common stock to obtain the stockholder approvals of the proposals contained in this proxy statement, whether or not a quorum is present, the Company shall have the right to make one or more successive postponements or adjournments of the Special Meeting; provided, that in the event of such postponement or adjournment, the Special Meeting shall be reconvened as promptly as practicable following such time as the reason for such postponement or adjournment has been resolved.
Prior to the date of this proxy statement, Sema4 has solicited the adoption of the Merger Agreement (the “Sema4 approval”) and received such Sema4 approval by unanimous written consent of the stockholders of Sema4capital stock (the “Sema4 stockholders”). Sema4, through the Sema4 board of directors, recommended to the Sema4 stockholders that they adopt the Merger Agreement (the “Sema4 board recommendation”).

No Solicitation
During the period from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement pursuant to its terms or the Closing , Sema4 has agreed not to, and shall cause its subsidiaries not to and shall use its reasonable best efforts to cause its and their respective representatives not to, directly or indirectly:
•solicit, initiate, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any person (other than the Company and its agents, representatives, advisors) concerning any merger, sale of ownership interests and/or assets of Sema4, recapitalization or similar transaction (each, a “Sema4 Business Combination”);
•enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Sema4 Business Combination; or
•commence, continue or renew any due diligence investigation regarding a Company Business Combination.
In addition, Sema4 shall, and shall cause its subsidiaries and the Sema4 Stockholders to, and shall cause their respective representatives to, immediately cease any and all existing discussions or negotiations with any person with respect to any Sema4 Business Combination.
During the period from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement pursuant to its terms or the Closing, the Company and Merger Sub shall not, and shall direct their respective representatives not to, directly or indirectly:
•solicit, initiate, enter into or continue discussions or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any person (other than Sema4, the Sema4 Stockholders and their respective representatives) concerning any merger, purchase of ownership interests or assets of the Company, recapitalization or similar business combination transaction (each, a “Company Business Combination”);
•enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Company Business Combination; or
•commence, continue or renew any due diligence investigation regarding a Company Business Combination. The Company and Merger Sub shall, and shall cause their respective representatives to, immediately cease any and all existing discussions or negotiations with any person with respect to any Company Business Combination.
Each party to the Merger Agreement is to promptly (and in no event later than 24 hours after becoming aware of such inquiry, proposal, offer or submission) notify the other parties (and in the case of the Company’s receipt of a Company Business Combination Proposal, the Company shall also provide notice to Sema4) if it or, to its knowledge, any of its or its representatives receives any inquiry, proposal, offer or submission with respect to a Sema4 Business Combination or Company Business Combination, as applicable (including the identity of the person making such inquiry or submitting such proposal, offer or submission), after the execution and delivery of the Merger Agreement. If either party or its representatives receives an inquiry, proposal, offer or submission with respect to a Sema4 Business Combination or Company Business Combination, as applicable, such party must provide the other parties with a copy of such inquiry, proposal, offer or submission (and in the case of the Company’s receipt, the Company shall also provide copies to Sema4).
As used in the Merger Agreement: “Intellectual Property” shall mean all worldwide rights, title and interest in or relating to intellectual property, whether protected, created or arising under the laws of the United States or any other jurisdiction, including: (a) all patents and patent applications, including provisional patent applications and similar filings and any and all substitutions, divisions, continuations, continuations-in-part, divisions, reissues, renewals, extensions, reexaminations, patents of addition, supplementary protection certificates, utility models, inventors’ certificates, or the like and any foreign equivalents of the foregoing (including certificates of invention and any applications therefor); (b) all trademarks, business marks, service marks, brand names, trade dress rights, logos, corporate names, and trade names, and other source or business identifiers and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, along with all applications, registrations, intent-to-use registrations or similar reservations of marks, renewals and extensions thereof; (c) all registered and unregistered copyrights and applications for registration of copyright; (d) all internet domain names; (e) trade secrets, know-how, technology, discoveries and improvements, know-how, proprietary rights, formulae, confidential and proprietary information, technical information, techniques, inventions (including conceptions and/or reductions to practice), designs, drawings, procedures, processes, models, formulations, manuals and systems, whether or not patentable or copyrightable; (f) databases; and (g) all other intellectual property, intellectual property rights, proprietary information and proprietary rights.
Nasdaq Listing
Through the Closing, the Company has agreed to use reasonable best efforts to ensure it remains listed as a public company on, and for shares of Company common stock to be listed on, the Nasdaq. The Company has agreed to use commercially reasonable efforts to cause the common stock to be issued in connection with the merger (including the common stock to be issued pursuant to payment of the earnout consideration) to be approved for listing on Nasdaq as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.
After the Closing, the Company shall use commercially reasonable efforts to: (a) continue the listing for trading of the Company common stock and Company Warrants on Nasdaq; and (b) in the event any Earn-Out Shares become issuable pursuant to the Merger Agreement, cause such Earn-Out Shares to be approved for listing on Nasdaq.
Indemnification and Directors’ and Officers’ Insurance
From and after the Closing, the Company has agreed that all rights to exculpation, indemnification and advancement of expenses now existing in favor of each present and former director and officer of the Sema4 Companies as provided in their respective certificates of incorporation (if applicable), bylaws and other organizational documents or in any indemnification agreement with respect to Sema4 Companies. Without limiting the foregoing, the Company has agreed to use reasonable best efforts to cause the Sema4 Companies to, (i) maintain for a period of not less than six years from the Closing the provisions in its certificate of incorporation (if applicable), bylaws and other organizational documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those persons thereunder, in each case, except as required by law. The Company has agreed to assume, and be liable for, and shall use reasonable best efforts to cause the Sema4 Companies to honor, each of the covenants described in this paragraph.
Prior to the Closing, Sema4 has agreed to use reasonable best efforts to, purchase a “tail” or “runoff” directors’ and officers’ liability insurance policy (the “D&O Tail”) in respect of acts or omissions occurring prior to the Closing covering each such person that is a director or officer of the Company or any of its subsidiaries currently covered by directors’ and officers’ liability insurance policy of the Company or any of its subsidiaries on terms with respect to coverage, deductibles and amounts on less favorable than those of such policy in effect on the date of the Merger Agreement for the six year period following the Closing. The Company shall use reasonable best efforts to cause the Sema4 Companies to, maintain the D&O Tail in full force and effect for its full term and cause all obligations thereunder to be honored by the Sema4 Companies, as applicable, and no other party shall have any further obligation to purchase or pay for such insurance.
Financing
The Company has agreed not to permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacement of, any of the Subscription Agreement, in each case, without the prior written consent of Sema4 (such consent not to be unreasonably withheld, conditioned or delayed in respect of any such amendment, modification, waiver or replacement that is not and would not reasonably be expected to be materially adverse to Sema4 or the Sema4 Stockholders).
The Company has further agreed to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary proper and advisable to consummate the purchases contemplated by the subscription agreements on the terms and conditions described or contemplated therein.
Extension
The Company (on behalf of itself and Merger Sub) and Sema4 (on behalf of its stockholders) may (i) extend the time for performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties made to the other party contained in the Merger Agreement, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party.
Registration Rights
In connection with the Closing, the Company and certain of the Sema4 Stockholders have agreed to enter into and comply with the terms of an amended and restated registration rights agreement in favor of any holder of Company common stock, treating shares of common stock held by such holder as registrable securities thereunder.
Other Covenants and Agreements
The Merger Agreement contains other covenants and agreements, including covenants related to:
•Sema4 and the Company cooperating on the preparation and efforts to make effective this proxy statement;
•Sema4 and the Company providing access, subject to certain specified restrictions and conditions, to the other party and its respective representatives reasonable access to Sema4's and the Company’s (as applicable) and its subsidiary’s properties, records, systems, contracts and commitments;
•Sema4 and its controlled affiliates, officers, directors and employees agreeing not to engage in transactions involving securities of the Company without the Company’s prior written consent;
•Sema4 waiving claims to the Trust Account in the event that the merger does not consummate;
•the Company agreeing to take all actions necessary or appropriate to cause certain appointments to the board of the Company;
•the Company keeping current and timely filing all reports required to be filed or furnished with the SEC and otherwise complying in all material respects with its reporting obligations under applicable securities laws;
•the Company taking steps to exempt the acquisition of common stock from Section 16(a) of the Exchange Act pursuant to Rule 16b-3 thereunder;
•cooperation and reasonable best efforts between Sema4 and the Company in obtaining any necessary third-party consents required to consummate the merger;
•agreement to promptly provide the other party with written notice of any event or development that would cause any closing conditions to not be satisfied or would require a supplement or amendment to the proxy statement;
•the Company agreeing to adopt a long-term incentive plan and employee stock purchase plan substantially in the form provided in the exhibits to the Merger Agreement;
•agreement relating to the intended tax treatment of the transactions contemplated by the Merger Agreement;

•confidentiality and publicity relating to the Merger Agreement and the transactions contemplated thereby; and
•the Company, on its own behalf and on behalf of its affiliates and representatives, has agreed to a release of certain claims against Sema4, each Sema4 Stockholders, its affiliates and its and their respective related parties, and the Sema4 Stockholders (solely in their capacity as a stockholder of Sema4), on its own behalf and on behalf of each of its affiliates and representatives, have agreed to a release of certain claims against the Company and the Sema4 Companies, in each case subject to certain exceptions as set forth in the Merger Agreement.
Representations and Warranties
The Merger Agreement contains representations and warranties made by Sema4 to the Company relating to a number of matters, including but not limited to, the following:
•corporate organization and qualification;
•subsidiaries;
•capitalization;
•due authorization;
•no conflict; governmental consents and filings;
•legal compliance; approvals;
•governmental contracts;
•financial statements;
•no undisclosed liabilities;
•absence of certain changes or events;
•litigation;
•benefit plans;
•labor relations;
•real property; tangible property
•taxes;
•environmental matters;
•brokers; third party expenses;
•intellectual property
•privacy & cybersecurity; HIPAA Compliance;
•agreements, contracts and commitments;
•insurance;
•affiliate matters;
•certain provided information;

•absence of certain business practices;
•government grants and incentives;
•Office of Inspector General of the United States;
•suppliers and customers; and
•disclaimer of other warranties.
Certain of these representations and warranties are qualified as to “materiality” or “material adverse effect”. For purposes of the Merger Agreement, a “material adverse effect” with respect to Sema4 means any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the business, assets, financial condition or results of operations of the Sema4 Companies, taken as a whole; provided, however, that no change, event, occurrence or effect arising out of or related to any of the following, alone or in combination, shall be taken into account in determining whether a material adverse effect has occurred: (i) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (ii) earthquakes, hurricanes, tornados, pandemics (including COVID-19), epidemics, disease outbreaks, or public health emergencies (as declared by the World Health Organization or the Health and Human Services Secretary of the United States) or other natural or man-made disasters, or any worsening thereof; (iii) changes attributable to the public announcement or pendency of the transactions contemplated by the Merger Agreement (including the impact thereof on relationships with customers, suppliers, employees or governmental entities); (iv) changes or proposed changes in Applicable Legal Requirements, regulations or interpretations thereof or decisions by courts or any governmental entity after the date of the Merger Agreement (including measures relating to the COVID-19 pandemic); (v) changes or proposed changes in GAAP (or any interpretation thereof) after the date of the Merger Agreement; (vi) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital or reinsurance markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets), in each case, in the United States or anywhere else in the world; (vii) events or conditions generally affecting the industries and markets in which Sema4 operates; (viii) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure has resulted in a material adverse effect; or (ix) any actions required to be taken, or required not to be taken, pursuant to the terms of the Merger Agreement; provided, however, that if a change or effect related to clauses (iv) through (vii) disproportionately adversely affects the Sema4 Companies, taken as a whole, compared to other persons operating in the same industry as the Sema4 Companies, then such disproportionate impact may be taken into account in determining whether a material adverse effect has occurred.
The Merger Agreement also contains representations and warranties made by the Company to Sema4 relating to a number of matters, including the following:
•corporate organization and qualification;
•company subsidiaries;
•capitalization;
•authority;
•no conflict; required filings and consents;
•compliance; approvals;
•Company SEC reports and financial statements;
•absence of certain changes or events;

•litigation;
•business activities; liabilities;
•Company material contracts;
•Company listing;
•equity financing amount;
•the Trust Account;
•taxes;
•information supplied;
•employees; benefit plans;
•board approval; stockholder vote;
•title to assets;
•affiliate transactions;
•brokers; and
•disclaimer of other warranties.
The representations and warranties in the Merger Agreement do not survive the effective time and, as described below under “— Termination”, if the Merger Agreement is validly terminated, there will be no liability under the representations and warranties of the parties, or otherwise under the Merger Agreement, unless a party willfully breached the Merger Agreement or committed intentional fraud in the making of the representations and warranties in the Merger Agreement.
This summary and the copy of the Merger Agreement attached to this proxy statement as Annex A are included solely to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties by the Company and Sema4, which were made only for purposes of that agreement and as of specific dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, and in reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of the Company, Sema4 or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Conditions to the Merger
Conditions to Each Party’s Obligations
The respective obligations of each of Sema4 and the Company to complete the merger are subject to the satisfaction of the following conditions:
•the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement by the requisite vote of the Sema4 stockholders;
•the Company must have $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(i) of the Exchange Act) following the exercise by the holders of Company common stock issued in the Company’s IPO of securities and outstanding immediately before Closing of their right to convert their Company common stock into a pro rata share of the Trust Account in accordance with the Company’s organizational documents;
•the applicable waiting period(s) under the HSR Act and, if required, any other applicable antitrust law in respect of the transactions contemplated by the Merger Agreement must have expired or been terminated; and
•there must be no provision of any Applicable Legal Requirement prohibiting, enjoining or making illegal the consummation of the transactions contemplated by the Merger Agreement must be in effect and no temporary, preliminary or permanent restraining order prohibiting, enjoining or making illegal the consummation of such transactions may be in effect.
Conditions to Obligations of the Company
The obligation of the Company to complete the merger is also subject to the satisfaction, or waiver by the Company, of the following conditions:
•the representations and warranties of Sema4 related to organization, qualification, due authorization, brokers and third party expenses, must be true and correct in all material respects (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation contain herein) on and as of the date of the Merger Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date); the representations and warranties of Sema4 set forth in the capitalization representation must be true and correct in all respects on and as of the date of the Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date), except for any de minimis inaccuracies; and all other representations and warranties of Sema4 set forth in the Merger Agreement must be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation contained herein) on and as of the date of the Merger Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date), except where the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a material adverse effect;
•Sema4 must have performed or complied with all agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects;
•Sema4 must have delivered to the Company a certificate signed by an officer of Sema4 certifying that the two preceding conditions have been satisfied;

•approval of the transactions contemplated by the Merger Agreement must have been received from the Sema4 stockholders;
•no material adverse effect may have occurred since the date of the Merger Agreement that is continuing; and
•Sema4 must have delivered, or caused to have been delivered, or must stand ready to deliver all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including copies of the documents to be delivered by the company pursuant to the Merger Agreement, duly executed by the applicable signatory or signatories specified therein, if any.
Conditions to Obligations of Sema4
The obligation of Sema4 to complete the merger is also subject to the satisfaction or waiver by Sema4 of the following conditions:
•the representations and warranties of the Company related to organization, subsidiaries, authority in relation to the Merger Agreement and business activities must be true and correct in all material respects (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation contain herein) on and as of the date of the Merger Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date); the representations and warranties of the Company set forth in the capitalization representation must be true and correct in all respects on and as of the date of the Merger Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date), except for any de minimis inaccuracies; and all other representations and warranties of the Company set forth in the Merger Agreement must be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation contained herein) on and as of the date of the Merger Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date), except where the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a material adverse effect;
•the Company and Merger Sub must have performed or complied with all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Closing Date, in each case in all material respects;
•the Company must have delivered to Sema4 a certificate, signed by an executive officer of the Company and dated as of the Closing Date, certifying that the two preceding conditions have been satisfied;
•the Company must have delivered or must stand ready to deliver all of the certificates, instruments, contracts and other documents specified to be delivered by it hereunder, including copies of the documents to be delivered by the Company pursuant to the Merger Agreement, duly executed by the Company and Merger Sub, as applicable;
•the Company certificate of incorporation must be amended and restated in the form attached to the Merger Agreement and the Company bylaws must be amended and restated in the form attached to the Merger Agreement;
•the Company must have made appropriate arrangements to have the Trust Account, less amounts paid and to be paid pursuant the Merger Agreement, available to the Company for payment of the cash payment amount to be paid at Closing, and the Company and Sema4 transaction costs at the Closing;

•the funds contained in the Trust Account, together with the Subscription Agreements to be received substantially concurrently with the Closing, must equal or exceed $300,000,000, following (i) payment of the aggregate amount of cash proceeds that will be required to satisfy any exercise of the redemptions by the Company stockholders, and (ii) payment of all Company and Sema4 transaction costs;
•The shares of Company common stock to be issued in connection with the Merger must have been approved for listing on the Nasdaq.
•No material adverse effect must have occurred since the date of the Merger Agreement and be continuing.
Termination
Mutual termination rights
The Merger Agreement may be terminated and the transactions abandoned:
•by mutual written consent of the Company and Sema4;
•by either the Company or Sema4 if the transactions contemplated by the Merger Agreement have not been consummated by November 9, 2021 (the “Outside Date”); provided, however, that the right to terminate is not available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the transactions to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;
•by either the Company or Sema4 if a governmental entity has issued an order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, including the Merger, which order or other action is final and nonappealable; or
•by either the Company or Sema4, if, at the Special Meeting (including any adjournments thereof), the required approvals are not duly adopted by the stockholders of the Company by the requisite vote under the DGCL and the organizational documents of the Company.
Sema4 termination rights
The Merger Agreement may be terminated and the transactions contemplated thereby abandoned:
•by Sema4, upon a breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement on the part of the Company or Merger Sub, or if any representation or warranty of the Company or Merger Sub must have become untrue, in either case such that the conditions set forth in the Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty must have become untrue; provided, that if such breach by the Company or Merger Sub is curable by the Company or Merger Sub prior to the Closing, then the Company must first provide written notice of such breach and may not terminate the Merger Agreement until the earlier of: (i) 30 days after delivery of written notice from Sema4 to the Company of such breach; and (ii) the Outside Date; provided, further, that each of the Company and Merger Sub continues to exercise commercially reasonable efforts to cure such breach (it being understood that Sema4 may not terminate the Merger Agreement if: (A) it must have materially breached the Merger Agreement and such breach has not been cured; or (B) if such breach by the Company or Merger Sub is cured during such 30-day period); or
•by Sema4, if the redemptions by the Company stockholders results in the trust account funds being insufficient to cover required payments at the Closing.

Company termination rights
The Merger Agreement may be terminated and the transactions contemplated thereby abandoned:
•by the Company, upon a breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement on the part of Sema4 or if any representation or warranty of Sema4 must have become untrue, in either case such that the conditions set forth in the Merger Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty must have become untrue; provided, that if such breach is curable by Sema4 prior to the Closing, then the Company must first provide written notice of such breach and may not terminate the Merger Agreement until the earlier of: (i) 30 days after delivery of written notice from the Company to Sema4 of such breach; and (ii) the Outside Date; provided, further, that Sema4 continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate the Merger Agreement if: (A) it must have materially breached the Merger Agreement and such breach has not been cured; or (B) if such breach by Sema4 is cured during such 30-day period);
•by the Company within twenty-four hours of February 11, 2021 if the Sema4 approval is not obtained by such date.
Effect of Termination
In the event of termination of the Merger Agreement, such termination will be effective immediately upon the delivery of written notice of the terminating party to the other parties. If the Merger Agreement is validly terminated, the agreement will become void without any liability on the part of any of the parties, unless a party willfully breached the Merger Agreement or committed intentional fraud in the making of the representations and warranties in the Merger Agreement. However, the provisions concerning Sema4’s waiver of any claims against the Trust Account, confidentiality, termination and certain other technical provisions will continue in effect notwithstanding termination of the Merger Agreement.
Amendments
The Merger Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of each of the parties; provided that, following the receipt of approval of the transactions contemplated by the Merger Agreement by the Sema4 stockholders, there shall be no amendment to the Merger Agreement (or any of the provisions hereof) which under the DGCL or other Applicable Legal Requirements would require further approval by the stockholders of Sema4 in accordance with the organizational documents of Sema4 without such approval.
1.First Amendment: Immediately prior to entering into the Merger Agreement, Sema4 allocated “earnout” restricted stock units (“Earnout RSUs”) to certain employees, to be granted following the closing of the merger, with such Earnout RSUs representing the opportunity to participate in the earnout (to the extent achieved and subject to the cap on earnout shares to be issued). In the event any such Earnout RSUs are forfeited following the closing of the merger (e.g., an employee is no longer employed by Sema4), the Merger Agreement provides for a forfeiture pool in respect of the earnout shares that were originally allocated to such forfeited Earnout RSUs, with such earnout shares to instead become available for issuance to other Sema4 stockholders and remaining holders of Earnout RSUs in the event the earnout is achieved. Sema4’s accountants interpreted two sentences in the Merger Agreement to provide for issuance of shares out of the forfeiture pool regardless of whether the earnout is achieved. The amendment clarifies that any earnout deemed to be included in the forfeiture pool will only be issued if the earnout is actually achieved.
2.Second Amendment: In order to avoid any possibility for confusion about the number of shares of CM Life Sciences shares to be issued at closing, counsel for Sema4 has requested a modification to the definition of “Closing Number of Securities” contained in the Merger Agreement. Specifically, the pro forma number of shares authorized to be issued at closing needs to include “in-the-money” options per calculations on a treasury stock basis, which can be immediately exercised for shares. While the “Per Share Amount” and other defined terms take this into account, the “Closing Number of Securities” definition does not expressly do so. The amendment will address this point to avoid any possible confusion or inconsistencies. It is simply a clarification of the way options were intended to be treated consistent with the other provisions of the Merger Agreement.
Specific Performance
The parties to the Merger Agreement agree that it may be difficult to prove damages with reasonable certainty or to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties to the Merger Agreement therefore agree that each such party shall be entitled to enforce specifically the terms and provisions of the Merger Agreement, without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.
Stock Market Listing
Application will be made by the Company to have the shares of Company common stock to be issued in the merger approved for listing on Nasdaq, which is the principal trading market for existing shares of Company common stock. It is a condition to Sema4’s obligation to complete the merger that such approval is obtained, subject to official notice of issuance.
Fees and Expenses
Except with respect to all filing and other fees in connection with any filing under the HSR Act, 50% of which will be borne by the Company and 50% of which will be borne by Sema4, and certain other specified fees and expenses, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such cost or expense.
Background of the Business Combination
The terms of the Business Combination are the result of negotiations among the representatives of CMLS and Sema4. The following is a brief description of the background of these negotiations and the resulting Business Combination.
CMLS is a blank check company incorporated in Delaware on July 10, 2020 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our intention was to capitalize on the substantial deal sourcing, investing and operating expertise of our management team to identify and combine with one or more businesses in the life sciences industry, where there is an opportunity to create significant shareholder value by assisting companies in accessing the public markets to provide capital to facilitate the growth of their business.
On September 4, 2020, we consummated our initial public offering (“IPO”) of 44,275,000 units, with each unit consisting of one share of Class A common stock and one warrant, generating total gross proceeds of $442,750,000. Prior to the consummation of our IPO, our Sponsor purchased 10,062,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.002 per share. Simultaneously with the consummation of our IPO, we consummated the private sale of 7,236,667 warrants to our Sponsor and certain of our directors, each of which entitles the holder to purchase one share of CMLS Class A common stock at an exercise price of $11.50 per share, at a price of $1.50 per warrant, generating gross proceeds of approximately $10,855,000.
Prior to the consummation of our IPO, neither CMLS, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with CMLS.
After our IPO, our officers and directors began evaluating prospective businesses or assets to acquire in our initial business combination. Mr. Casdin was familiar with a number of companies that might be of interest to CLMS based upon his experience in the life sciences industry and representatives of CMLS were contacted by, and representatives of CMLS contacted, numerous individuals, financial advisors and other entities regarding business combination opportunities. Our officers and directors and their affiliates also provided advice regarding target business candidates.
During this search process, CMLS and its board of directors considered and discussed several potential business combination opportunities, which included Sema4. In considering potential targets, CMLS focused on companies that had potential scientific or other business advantages in the markets in which they operate, had strong and experienced management teams or key personnel and were expected to offer attractive risk- adjusted equity returns for CMLS stockholders. CMLS also considered the potential targets’ overall knowledge of the sector within which they operate, any existing relationships that the CMLS board of directors had with management, the backgrounds and experience of the key personnel of the potential targets, the size and maturity of the potential targets, including if any were ready for the public markets, and the growth profile of the potential targets. CMLS continued to evaluate and have discussions with potential targets until execution of a Letter of Intent with Sema4 on January 22, 2021 as described below, which contained a binding exclusivity provision.
On October 6, 2020, Eli Casdin, CEO of CMLS, and Shaun Rodriguez, Chief Strategy Officer of CMLS, contacted Eric Schadt, CEO of Sema4, in an introductory call to inquire about the status of Sema4, growth opportunities in the diagnostic sector and as to whether Sema4 might be interested in exploring access to the public markets in a business combination with CMLS.
On November 5, 2020, Messrs. Casdin and Rodriguez hosted a dinner with Dr. Schadt to discuss Sema4, its current size, growth opportunities and Sema4’s interest in pursuing a transaction with CMLS. During this dinner, the parties discussed growth opportunities, competitive dynamics, strategic partnership ideas, considerations for valuation and information regarding CMLS.
Shortly thereafter, CMLS commenced working with Jefferies LLC (“Jefferies”) to provide market and financial advice on the potential transaction and the industry generally. Jefferies was familiar with CMLS as the underwriter for CMLS’s initial public offering.
On November 11, 2020, CMLS’s board of directors held a meeting and the board was briefed on a number of possible targets from the life science tools and diagnostic sectors, including Sema4. The board’s discussion focused on the perceived “readiness” of the potential targets to formally pursue a SPAC merger and a public transition.
On November 18, 2020, Keith Meister, Chairman of CMLS, Mr. Casdin and Mr. Rodriguez had a conversation with Dr. Schadt regarding Sema4’s business and the opportunities presented by a potential combination with CMLS.
On November 25, 2020, a video and audio conference was held between senior managers of Sema4, including Dr. Shadt, and representatives of CMLS, including Mr. Meister and Mr. Casdin, during which Sema4 reviewed its business in detail.
On December 12, 2020, CMLS provided information and background materials to Sema4 on its management and Board, including materials regarding their experience in the life sciences industry, its capital and corporate structure in addition to a draft letter of intent (“LOI”) in connection with seeking to further explore the potential for a business combination. The LOI outlined certain proposed terms for a possible business combination, including ascribing a pre-money equity value of $1.75 billion to Sema4; that sources of funds would be expected to include up to $443 million of cash available from the trust account and $300 million from existing Forward Purchase Agreements and from certain institutional investors under private placement agreements (the “PIPE transactions”). The merger consideration would be paid in a combination of up to $343 million cash consideration to sellers of Sema4, cash to the balance sheet and in shares of the Company’s common stock, at $10.00 per share.
Through the end of 2020, representatives of CMLS and Sema4 engaged in a number of discussions about the possibility of a combination between the two companies, and the possible terms of the LOI. CMLS engaged in initial due diligence at this time and, as a result of the discussions and initial due diligence, concluded on an initial basis that a combination between CMLS and Sema4 presented strong prospects for CMLS’s shareholders. This initial conclusion was based on Sema4’s knowledge of the sector, the backgrounds and experience of Sema4’s key personnel, the size and maturity of the company, including its public market readiness, and the growth profile of the company.

On December 30, 2020, following the above-referenced conversations between the parties, CMLS delivered an updated draft of the LOI to Sema4 and its representatives, including Goldman Sachs & Co. LLC (“Goldman Sachs”). This draft of the LOI increased the pre-money equity value ascribed to Sema4 to $2 billion.
On January 5 and January 6, 2021, Fenwick comments to the LOI noted that the valuation and associated cash figures remained subject to further business discussion. Fenwick’s comments also, among other changes, (a) limited the Sema4 seller lock-up to directors, executives and 1% holders; (b) proposed that sponsor shares and warrants be subject to certain forfeiture terms; (c) proposed a price-based earn-out in favor of Sema4 sellers; and (d) proposed more detail around certain terms of a proposed LTIP and ESPP.
On January 8, 2021, CMLS returned a revised draft LOI with changes, among others, proposing different terms for the Sema4 seller earn-out shares, including number of trading days (30 consecutive trading days), measurement period (365 days) and price triggers, in each case, as more expressly set forth therein.
On January 14, 2021, the CMLS board of directors and the Sema4 management team met virtually to discuss the business combination.
On January 21, 2021, CMLS received additional comments to the LOI from Goldman Sachs and Fenwick, reflecting ongoing conversations between the parties. Comments included that the transaction be detailed in a proxy statement and shares registered in a private placement, versus a registration statement on Form S-4; that up to 33% of the Sponsor’s shares and warrants be subject to forfeiture based on a sliding scale detailed in the LOI, tied to redemptions from the Trust Account; and a 24 month period for the price-based earn-out, with Company share price tied to 20 out of 30 trading days during such period
On January 22, 2021, CMLS and Sema4 entered into the non-binding LOI with respect to the Business Combination, generally consistent with the terms that had been negotiated during the prior 24 days, but reserving or bracketing certain items to be further negotiated during the negotiation of definitive documentation, including (a) PIPE timing and (b) certain terms of the LTIP and ESPP. The LOI contained a binding mutual exclusivity provision for a period of up to 45 days from signing. In addition, on January 22, 2021, the Sema4 management team and the CMLS management team met to discuss transaction strategy, merger and acquisition potential and the PIPE investor process.
On January 24, 2021, CMLS’s board of directors held a board meeting and the board was advised by management of CMLS that the LOI had been executed. At the meeting, the board discussed the valuation and other terms of the LOI, Sema4’s position in its industry sector, the backgrounds and experience of Sema4’s key personnel, the size and maturity of Sema4 and its operations, including its public market readiness, and the growth profile of Sema4.
Following execution of the LOI, the parties and their respective legal counsels began to draft and negotiate the definitive agreements governing the transaction and on January 23, 2021 CMLS and its advisors commenced detailed due diligence on Sema4, including on documents provided by Sema4 as part of the diligence process. The parties also prepared an investor presentation for meetings with certain targeted PIPE investors.
On January 25, 2021, CMLS’s and Sema4’s management, including Mr. Meister, Mr. Casdin and Dr. Shadt, began the PIPE investor information sessions, which continued over the next several days.
On January 28, 2021 and over the next several weeks, representatives of CMLS and Sema4 held telephonic conferences and virtual meetings to discuss commercial, financial and legal elements of Sema4’s business. Representatives of CMLS and Sema4 also discussed product development initiatives and associated timelines and budget considerations, competitive dynamics, operational matters, and potential opportunities for strategic partnerships or acquisitions to accelerate growth strategy.
On February 7, 2021, CMLS’s board of directors held a board meeting via video conference to discuss the business combination, commitments and support from existing and prospective stockholders and the terms of the definitive agreements.

On February 9, 2021, CMLS’s board of directors met via video conference and unanimously voted in favor of proceeding with the business combination with Sema4. The board of directors executed a unanimous written consent approving the definitive agreement, the Subscription Agreements, the Amendment of the CMLS Certificate of Incorporation and the transactions contemplated in the Business Combination.
On February 9, 2021, the parties entered into the business combination agreement and CMLS entered into the Subscription Agreements for the Private Placement. On February 10, 2021, CMLS and Sema4 issued a press release announcing the Business Combination and filed a Form 8-K announcing the Business Combination.
CMLS Board of Directors’ Reasons for the Approval of the Business Combination
On February 9, 2021, in reaching unanimous resolution (i) that the terms and conditions of the Merger Agreement and the business combination are advisable, fair to and in the best interests of the Company and its stockholders and (ii) to recommend that the stockholders adopt the Merger Agreement and approve the business combination, the Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the business combination, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the Company’s reasons for the business combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Before reaching its decision on February 9, 2021, the Board of Directors considered the views of CMLS Management regarding the opportunity represented by the proposed transaction and the report from Management and the company’s legal counsel on the results of their due diligence of Sema4. The diligence investigation included:
1.Public research on the life sciences industry and its prospects and review of Sema4’s historical financial performance and forecasts;
2.Conference call meetings with Sema4’s management and representatives regarding operations, company services, intellectual property, major suppliers, partners and customers, and growth prospects, both organic and through possible acquisitions, among other customary due diligence matters;
3.Review of Sema4’s material business contracts and certain other legal and intellectual property due diligence; and
4.Financial and accounting due diligence.
In the prospectus for our IPO, we identified general criteria and guidelines that we believed would be considered in evaluating prospective target businesses, although we indicated we may enter into a business combination with a target business that does not meet these criteria and guidelines. The Board was of the view that Sema4 appeared to meet such criteria of having:
•Potential scientific or other business advantages or opportunities in the markets in which it operates;
•strong and experienced management teams or key personnel; and
•the potential to offer attractive risk-adjusted equity returns for our shareholders.
The Board considered a number of factors pertaining to the business combination as generally supporting its decision to enter into the Merger Agreement and the business combination, including but not limited to, the above and following material factors:
•Opportunities Arising from Sema4’s Business and Growth Model. The Board considered Sema4's focus on the opportunities arising from its patient-centric model, open architecture for partnerships, and a collaborative focus on key industry partners, including health systems and pharmaceutical companies that should drive growth, and that the additional cash available to Sema4 from the transaction should permit Sema4 to accelerate its business plan beyond the stand alone plan provided by Sema4.
•Committed and Capable Management Team. The Board considered that Sema4 has an experienced and professional management team. Founder and Chief Executive Officer Eric Schadt has built groups and companies throughout the industry to elucidate the complexity of human diseases, and he has published more than 450 peer-reviewed papers in leading scientific journals and contributed to discoveries relating to the genetic basis of common human diseases such as diabetes, obesity, and Alzheimer’s disease. Sema4 CFO Isaac Ro has over 20 years of financial leadership and experience, with a strong focus on the medical technology and life sciences space.
•Potential for Key Industry Partnerships. The Sema4 board and management team includes individuals with relationships across the industry that should allow Sema4 to strategically align itself for synergistic partnerships with other companies in the industry.
•Potential to Grow through both organic and inorganic opportunities. The Board considered that Sema4 has the potential to grow organically with its team of data scientists and engineers focused on category-defining healthcare intelligence. In addition, Sema4 is in an industry with opportunities and rationale for inorganic growth through acquisitions of complementary businesses in addition to organic growth. The ability to take advantage of these opportunities is expected to be facilitated by the additional cash being made available to Sema4 as a result of the business combination.
•Benefit of adding members of CM Life’s Board to the board of Sema4. The Board considered that the addition of members of the CM Life Board to the Sema4 board as part of the business combination will provide Sema4 with additional Board members experienced in the life sciences industry and with experience as member of the board of a public company.
•Familiarity of Management with Sema4. The fact that certain members of management of CMLS associated with Casdin Capital had historical familiarity with Sema4 and the information about Sema4’s business and growth opportunities that was presented to the Board.
•Other Alternatives. The Board believed that the proposed Business Combination represents an excellent opportunity for CM Life and its stockholders based upon its view of the growth prospects and risks associated with Sema4 and its business, and at the time it approved the transaction had not identified another target that it determined would represent a preferred transaction opportunity.
•Terms of the Merger Agreement. The Board considered the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Business Combination. In particular the Board noted the limited number of conditions to closing of the business combination.
•PIPE Equity Commitment. A group of institutional investors and our Sponsor have committed approximately $350 million in PIPE subscriptions, $255 million of which are from investors not associated with our Sponsor. This was viewed as support from institutional investors for the opportunities represented by the transaction, and provides for additional capital for the execution by Sema4 of its business plan after the transaction is completed.
•Sellers Retained Interest. Sema4’s shareholders’ retention of a large stake in the business combination shows ongoing commitment and support for the post-business combination company.
The Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the business combination, including, but not limited to, the following:
•Benefits Not Achieved. The risk that the potential benefits of the business combination may not be fully achieved, or may not be achieved within the expected timeframe.

•Dependence on Key Personnel. The fact that the business and growth of Sema4 is significantly dependent on its senior executives, including in particular its Chief Executive Officer.
•Liquidation of the Company. The risks and costs to the Company if the business combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in the Company being unable to effect a business combination, forcing the Company to liquidate.
•Stockholder Vote. The risk that the Company’s stockholders may fail to provide the votes necessary to effect the business combination.
•Closing Conditions. The fact that completion of the business combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control.
•Litigation. The possibility of litigation challenging the business combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the business combination.
•Fees and Expenses. The fees and expenses associated with completing the business combination.
•Other Risks. Various other risks associated with the business combination, the business of the Company and the business of Sema4 described under the section entitled “Risk Factors.”
In addition to considering the factors described above, the Board also considered that certain of the officers and directors of the Company may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of the Company’s shareholders (see “The Business Combination — Interests of Certain Persons in the Business Combination”). The Company’s independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the Company Board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination.
The Board concluded that the potential benefits that it expected the Company and its stockholders to achieve as a result of the business combination outweighed the potentially negative factors associated with the business combination. Accordingly, the Board unanimously determined that the Merger Agreement and the business combination were advisable, fair to, and in the best interests of, the Company and its stockholders. For more information about our decision-making process, please see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Board of Directors’ Reasons for the Approval of the Business Combination”.
Certain Sema4 Projected Financial Information
Sema4 does not as a matter of course make public projections as to future results. Sema4 provided its internally-derived forecasts, prepared in the first quarter of 2021, for each of the years in the four-year period ending December 31, 2023 to CMLS for use as a component of its overall evaluation of Sema4. Such projected financial information is included in this proxy statement because it was provided to the board of directors of CMLS for its evaluation of the Business Combination. Sema4’s projected financial information was not prepared with a view towards public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections were prepared solely for internal use, and were not intended for third-party use, including by investors or stockholders. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may differ materially from actual results.
The projections reflect numerous assumptions, including general business, economic, market, regulatory and financial conditions, competitive uncertainties, and operational assumptions, all of which are difficult to predict and many of which are beyond Sema4’s control, such as the risks and uncertainties contained in the sections titled “Risk Factors”, “Sema4 Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements”. The projections also assume the consummation of the Business Combination. The financial projections for revenue and adjusted gross margin (%) provided to CMLS’s board of directors are forward-looking statements that are based on growth assumptions, which are inherently subject to significant uncertainties and contingencies, many of which are beyond Sema4’s control. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. While all projections are necessarily speculative, notably, statements regarding Sema4’s four-year business plan and yearly forecasts, and summary financial projections are, without limitation, subject to material assumptions regarding Sema4’s ability to increase the number of billable tests and achieve reimbursement for its tests from third-party payers, Sema4’s ability to successfully execute its technology and business development plans and growth strategy, Sema4’s ability to compete in rapidly developing markets, Sema4’s ability to demonstrate the clinical utility of and continue to commercialize its platforms including Centrellis and Traversa, and the continuation of favorable regulations affecting the markets in which the Sema4 operates. Sema4 cautions that its assumptions may not materialize and that market developments and economic conditions may render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty.
The inclusion of the projections in this proxy statement should not be regarded as an indication that Sema4 or its representatives currently consider the projections to be a reliable prediction of actual future events, and reliance should not be placed on the projections to make a decision regarding the transaction.
EXCEPT AS SET FORTH BELOW AND EXCEPT AS OTHERWISE REQUIRED BY APPLICABLE SECURITIES LAWS, SEMA4 DOES NOT INTEND TO MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE PROJECTED FINANCIAL INFORMATION. THE PROJECTED FINANCIAL INFORMATION DOES NOT TAKE INTO ACCOUNT ANY CIRCUMSTANCES OR EVENTS OCCURRING AFTER THE DATE THAT INFORMATION WAS PREPARED. READERS OF THIS PROXY STATEMENT ARE CAUTIONED NOT TO RELY ON THE UNAUDITED PROJECTED FINANCIAL INFORMATION SET FORTH BELOW. NONE OF SEMA4, CMLS NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, ADVISORS OR OTHER REPRESENTATIVES HAS MADE OR MAKES ANY REPRESENTATION TO ANY SEMA4 STOCKHOLDER, CMLS STOCKHOLDER OR ANY OTHER PERSON REGARDING ULTIMATE PERFORMANCE COMPARED TO THE INFORMATION CONTAINED IN THE PROJECTED FINANCIAL INFORMATION OR THAT FINANCIAL AND OPERATING RESULTS WILL BE ACHIEVED.
Sema4 has not made any representations or warranties regarding the accuracy, reliability, appropriateness or completeness of the projections to anyone, including CMLS. None of Sema4’s board of directors, officers, management or any other representative of Sema4 has made or makes any representation to any person regarding Sema4’s ultimate performance compared to the information contained in the projections, and, except as set forth below, none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events if any or all of the assumptions underlying the projections are shown to be in error. Accordingly, the projections should not be looked upon as “guidance” of any sort. Sema4 does not intend to refer back to these projections in its future periodic reports filed under the Exchange Act.
The projections were prepared by, and are the responsibility of, Sema4’s management. Ernst & Young LLP, Sema4’s independent auditors, have not examined, compiled or otherwise applied procedures with respect to the accompanying projected financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it. The report of Ernst & Young LLP included in this proxy statement relates to historical financial information of Sema4. It does not extend to the projections and should not be read as if it does. You are encouraged to review the financial statements of Sema4 included in this proxy statement, as well as the financial information provided in the section titled “Selected Historical Consolidated Financial Data of Sema4” in this proxy statement and to not rely on any single financial measure.

The key elements of the projections provided to CMLS are summarized below (in millions of dollars, except percentages).

(in millions, except percentages)	2020E(1)	2021E	2022E	2023E
	(unaudited)
Total revenue	$190	$265	$360	$504
Adjusted gross margin (%)	22	32	41	54
__________________
(1)In connection with the preparation and completion of Sema4’s 2020 year-end financial statements included elsewhere in this proxy statement, Sema4’s revenue for 2020 was revised to $179.3 million due to a change in estimates as a result of finalizing our accounting records.
In connection with the preparation and completion of Sema4’s 2020 year-end financial statements included elsewhere in this proxy statement, management of CMLS and management of Sema4 discussed the previously provided projected financial information for the 2021 to 2023 period, and Sema4 reaffirmed to CMLS all such prior projections as of May 6, 2021 (the date the 2020 year-end financial statements were finalized).
Sema4’s forecasted financial information, which implied a 38% compound annual growth rate, or CAGR, in estimated revenue between 2021 and 2023, was prepared using a number of assumptions, including the following assumptions that Sema4’s management believed to be material:
•Sema4’s projected diagnostic test revenue reflects:
◦Women’s Health revenue continuing to support Sema4’s financial base and growing at a double-digit CAGR between 2021 and 2023, based on the continued strength of Sema4’s genomic testing solutions; and
◦Oncology revenue increasing at greater than 100% CAGR from 2021 to 2023, to approximately 27% of estimated revenue in 2023.
•Sema4’s projected other revenue reflects:
◦Increasing pharmaceutical and biotech partnership revenue driven by large strategic partnerships, with revenue from these partnerships increasing to approximately 18% of estimated revenue in 2023; and
◦Emerging secondary insights revenue starting in 2021.
Satisfaction of 80% Test
The Nasdaq rules require that the Company’s initial business combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the amount of any deferred underwriting discount held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with its initial business combination. As of February 9, 2021, the date of the execution of the Merger Agreement, the value of the net assets held in the Trust Account was approximately $442,750,000 million and 80% thereof represents approximately $354,200,000 million. In reaching its conclusion that the merger meets the 80% asset test, the Company’s board of directors used as a fair market value the enterprise value of approximately $2 billion, which was implied based on the terms of the transactions agreed to by the parties in negotiating the Merger Agreement. In determining whether the enterprise value described above represents the fair market value of Sema4, the Company’s board of directors considered all of the factors described in this section and the section of this proxy statement entitled “Proposal No. 1 — Approval of the Business Combination — The Merger Agreement” and the fact that the purchase price for Sema4 was the result of an arm’s length negotiation. As a result, the Company’s board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the net assets held in the Trust Account.

Interests of Certain Persons in the Business Combination
In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.
These interests include, among other things:
•the fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination;
•the fact that our Sponsor will retain 11,068,750 Founder Shares upon the Closing;
•the fact that, in connection with the Closing of our initial public offering, our Sponsor and certain of the Company’s directors (the “Private Placement Purchasers”) purchased an aggregate of 7,236,667 private placement warrants at a price of $1.50 per private placement warrant, and that if we do not consummate a business combination transaction by the applicable deadline, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by the Private Placement Purchasers will be worthless;
•the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;
•if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;
•the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;
•the fact that Joshua Ruch, Michael Pellini and Rachel Sherman may join as board members of the post-combination company (dependent on the approval of the Director Election Proposal) and Nat Turner, Emily Leproust and Eli Casdin will continue as board members of the post-combination company, and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;
•the fact that our Sponsor, officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the applicable deadline;
•that Corvex Master Fund LP, Corvex Select Equity Master Fund LP, Corvex Dynamic Equity Select Master Fund LP, and JS Capital LP, funds that are advised by an affiliate of the Sponsor, have entered into Subscription Agreements with the Company, pursuant to which such affiliates have committed to purchase 240,000; 3,696,000; 64,000; and 500,000 shares of common stock in the PIPE Investment, respectively, for an aggregate commitment of approximately $2,400,000; $36,960,000; $640,000; $5,000,000, respectively; and

•that Casdin Partners Master Fund, L.P., a fund that is advised by an affiliate of the Sponsor, has entered into a Subscription Agreement with the Company, pursuant to which the affiliate has committed to purchase 5,000,000 shares of common stock in the PIPE Investment for an aggregate commitment of approximately $50,000,000.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination.
Potential Purchases of Public Shares
Our Sponsor or the Company’s or Sema4’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals presented at the special meeting and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Business Combination Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Business Combination Proposal and the other proposals presented at the special meeting. None of the Company’s Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Total Company Shares to be Issued in the Business Combination
It is anticipated that, upon completion of the Business Combination, assuming no redemptions: (i) the Company’s public stockholders will retain an ownership interest of approximately 19.3% in the post-combination company (not including shares beneficially owned by our Sponsor); (ii) the PIPE Investors will own approximately 12.7% of the post-combination company (such that public stockholders, including PIPE Investors, will own approximately 32% (adding the foregoing 2 subsets) of the post-combination company); (iii) our Initial Stockholders (including our Sponsor) will own approximately 4.8% (excluding warrants) of the post-combination company; and (iv) the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of the post-combination company. The foregoing percentages do not assume the issuance of 29,367,501 shares of Company common stock that will at Closing be subject to stock options and RSUs, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.” The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (a) warrants to purchase common stock that will remain outstanding immediately following the Business Combination, (b) the issuance of Earn-Out Shares to the Sema4 equity holders should the earn-out conditions in the Merger Agreement be satisfied or (c) the issuance of any shares upon completion of the Business Combination under the Incentive Plan or the ESPP, copies of which are attached to this proxy statement as Annex D and Annex E, respectively Depending on the number of public shares redeemed, our current stockholders could own a majority of the voting rights in the post-combination company, but would not have effective control over the post-combination company. For more information, please see the sections entitled “Summary of the Proxy Statement — Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information,” and “Proposal No. 5 — Approval of the Incentive Plan.”

Sources and Uses for the Business Combination
The following tables summarize the estimated sources and uses for funding the Business Combination (all numbers in millions):

	Sources(1)		Uses(1)
	$	%	$	%
Seller Rollover	$1,667	65%	$—	—%
Additional PIPE Equity	$350	14%	$—	—%
SPAC Cash in Trust	$443	17%	$—	—%
Cash on Balance Sheet	$92	4%	$—	—%
Cash to Balance Sheet	$—	—%	$500	20%
Debt Repayment	$—	—%	$17	1%
Seller Equity	$—	—%	$1,667	65%
Secondary Proceeds	$—	—%	$333	13%
Estimated Transaction Costs & Expenses	$—	—%	$35	1%
Total	$2,552	100%	$2,552	100%
______________
(1)Amounts reflected in the table are estimates based on certain assumptions of CMLS’s and Sema4’s respective management teams as of February 10, 2021.
Board of Directors of the Company Following the Business Combination
The following individuals will serve on the post-combination company’s board of directors following the Closing:
•Nat Turner
•Emily Leproust
•Eli Casdin
•Eric Schadt
•Michael Pellini
•Joshua Ruch
•Rachel Sherman
See the section entitled “Management After the Business Combination” for more information.
Certificate of Incorporation
Pursuant to the terms of the Merger Agreement, upon the Closing, our current certificate of incorporation will be amended promptly to:
•change the post-combination company’s name to [                ];
•delete provisions relating to our status as a blank check company;
•the charter provides for 380,000,000 class A common stock authorized and 1,000,000 of preferred stock authorized. We would not expect this needs to be increased based on the pro forma cap table; and

•change the stockholder vote required to 66 2/3% in voting power of the stock of the post-combination company in order for stockholders to amend certain provisions of our Amended and Restated Certificate of Incorporation.
Name; Headquarters
The name of the post-combination company after the Business Combination will be [          ] and our headquarters will be located at 333 Ludlow Street, Stamford, Connecticut 06902.
Redemption Rights
Pursuant to our current certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our current certificate of incorporation. As of December 31, 2020, the estimated per share redemption price would have been approximately $10.00. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our common stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein.
Each redemption of shares of common stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that our obligation to consummate the Business Combination is conditioned on the funds in the Trust Account, together with the funding of any amounts payable under the Subscription Agreements, being no less than an aggregate amount of $300,000,000 million following payment of redemptions and CMLS and Sema4 transaction costs. This condition to closing in the Merger Agreement is for the sole benefit of the parties thereto and may be waived by Sema4. If, as a result of redemptions of common stock by our public stockholders, this condition is not met (or waived), then we or Sema4 (as applicable) may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our common stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Please see the section entitled “Special Meeting of Company Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
Appraisal Rights
Appraisal rights are not available to our stockholders in connection with the Business Combination.
Accounting Treatment
The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Sema4 issuing stock for the net assets of the Company, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded.
Material United States Federal Income Tax Considerations for Public Stockholders Exercising Redemption Rights
The following is a discussion of certain material U.S. federal income tax considerations for our public stockholders that elect to have their common stock that are public shares redeemed for cash if the Business Combination is completed. This discussion applies only to public shares that are held as a “capital asset” for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to any particular holder based on such holder’s particular circumstances, including the alternative minimum tax and the Medicare tax on net investment income, and the different consequences that may apply to holders that are subject to special rules under U.S. federal income tax law, such as:
•banks, financial institutions or financial services entities;
•broker-dealers;
•governments or agencies or instrumentalities thereof;
•regulated investment companies;
•real estate investment trusts;
•U.S. expatriates or former long-term residents of the United States;
•persons that directly, indirectly or constructively own 5% or more (by vote or value) of our shares;
•persons that acquired our common stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•insurance companies;
•dealers or traders subject to a mark-to-market method of accounting with respect to shares of common stock;
•persons holding common stock as part of a “straddle,” constructive sale, hedge, conversion or other integrated transaction or similar transaction;
•U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
•“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;
•partnerships (or entities or arrangements classified as partnerships or other pass-through entities for U.S. federal income tax purposes) and any beneficial owners of such partnerships or other pass-through entities; and
•tax-exempt entities.
If a partnership (or an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds shares of common stock that are public shares, the U.S. federal income tax treatment of the partners (or other beneficial owners) in the partnership or other pass-through entity generally will depend on the status and activities of the partners (or other beneficial owners) and the activities of the partnership or other pass-through entity. If you are a partner (or other beneficial owner) in such a partnership or other pass-through entity holding shares of common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption of shares of common stock that are public shares.
This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
We have not sought, and do not intend to seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequences described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF SHARES OF COMMON STOCK BY PUBLIC STOCKHOLDERS. EACH INVESTOR IN SHARES OF COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE REDEMPTION OF SHARES OF COMMON STOCK, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL NON-INCOME, STATE, LOCAL, AND NON-U.S. TAX LAWS.
Redemption of Common Stock
In the event that a public stockholder’s shares of common stock are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “Special Meeting of Company Stockholders — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of shares of common stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of common stock, a U.S. holder (as defined below) will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Common Stock.” If the redemption does not qualify as a sale of shares of common stock, a holder will be treated as receiving a corporate distribution, with the tax consequences to a U.S. holder described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the tax consequences to a Non-U.S. holder described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”
Whether a redemption of shares of common stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants and any of our stock that a holder would directly or indirectly acquire pursuant to the Business Combination or the PIPE Investment) relative to all of our shares outstanding both before and after the redemption. The redemption of common stock generally will be treated as a sale of common stock (rather than as a corporate distribution) if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a holder directly or constructively acquires pursuant to the Business Combination or the PIPE Investment should be included in determining the U.S. federal income tax treatment of the redemption.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of common stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of common stock and the common stock to be issued pursuant to the Business Combination). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other shares of our stock (including any stock constructively owned by the holder as a result of owning warrants). The redemption of common stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.
However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of shares of common stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the tax effects to such Non-U.S. holder will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed common stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Each holder should consult with its own tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a public stockholder that is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:
•an individual who is a citizen or resident of the United States;
•a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person.
Taxation of Redemption Treated as a Distribution.
If our redemption of a U.S. holder’s shares of common stock is treated as a distribution, as discussed above under the section entitled “Redemption of Common Stock,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale of the common stock and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Common Stock.”
Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividend income” that will be subject to tax at reduced tax rates accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the common stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the reduced tax rates on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then U.S. corporate holders may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the reduced tax rates that apply to qualified dividend income.
Taxation of Redemption Treated as a Sale of Common Stock.
If our redemption of a U.S. holder’s shares of common stock is treated as a sale, as discussed above under the section entitled “Redemption of Common Stock,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the common stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders may be eligible to be taxed at reduced rates. If the running of the holding period for the shares of common stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on the sale of the shares of common stock would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such sale and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to the U.S. holder with respect to its shares of common stock that were treated as a return of capital.
U.S. holders who hold different blocks of common stock (shares of common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Information Reporting and Backup Withholding
In general, information reporting requirements may apply to dividends paid to a U.S. holder and to the proceeds of the sale of shares of common stock unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a public stockholder that is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:
•a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);
•a foreign corporation; or
•an estate or trust that is not a U.S. holder;
but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of redemption. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption of the common stock.

Taxation of Redemption Treated as a Distribution
If our redemption of a Non-U.S. holder’s shares of common stock is treated as a distribution, as discussed above under the section entitled “Redemption of Common Stock,” such the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of common stock. Any remaining excess will be treated as gain realized on the sale of the common stock and will be treated as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Common Stock.”
Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, we or the applicable withholding agent may withhold tax at a rate of 30% (or such lower applicable tax rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s common stock, unless (i) we or the applicable withholding agent have established special procedures allowing Non-U.S. holders to certify that they are exempt from such withholding tax and (ii) such Non-U.S. holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Redemption of Common Stock”). However, there can be no assurance that we or any applicable withholding agent will establish such special certification procedures. If we or an applicable withholding agent withhold excess amounts from the amount payable to a Non-U.S. holder, such Non-U.S. holder generally may obtain a refund of any such excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
The withholding tax described above generally does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, any such effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is treated as a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).
Taxation of Redemption Treated as a Sale of Common Stock
If our redemption of a Non-U.S. holder’s shares of common stock is treated as a sale, as discussed above under the section entitled “Redemption of Common Stock,” subject to the discussions of FATCA (as defined below) and backup withholding below, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption of common stock, unless:
•the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or
•we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. holder’s holding period for the shares of our common stock. It is unclear how the rules for determining the 5% threshold for this purpose would be applied with respect to our Class A common stock, including how a Non-U.S. holder’s ownership of warrants impacts the 5% threshold determination with respect to its Class A common stock. In addition, there can be no assurance that our Class A common stock is or has been treated as regularly traded on an established securities market for this purpose.
Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is treated as a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” imposed at a 30% rate (or a lower applicable treaty rate).If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder in connection with a redemption treated as a sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed.
Information Reporting and Backup Withholding
We generally must report annually to the IRS and each Non-U.S. holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the Non-U.S. holder resides under the provisions of an applicable income tax treaty.
A Non-U.S. Holder generally will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalties of perjury that it is a Non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption.
Information reporting and, depending on the circumstances, backup withholding generally will apply to the proceeds of a sale of common stock within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a Non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such beneficial owner otherwise establishes an exemption.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a Non-U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
FATCA Withholding Taxes.
Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% withholding tax on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies to the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be able to obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Thirty percent withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends (such as our common stock) beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed Treasury regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury regulations, to payments of U.S.-source dividends, and other fixed, determinable, annual or periodic income. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. Non-U.S. holders should consult their tax advisors regarding the possible implications of FATCA on a redemption of common stock.
Regulatory Matters
Under the HSR Act and the rules that have been promulgated thereunder by the FTC, certain transactions may not be consummated unless information has been furnished to the Antitrust Division and the FTC and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a Second Request, the waiting period with respect to the Business Combination will be extended for an additional period of 30 calendar days, which will begin on the date on which the Company and Sema4 each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time. On February 24, 2021, the Company and Sema4 filed the required forms under the HSR Act with the Antitrust Division and the FTC. The waiting period under the HSR Act with respect to the Business Combination expired on March 26, 2021.
At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result. Neither the Company nor Sema4 is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Vote Required for Approval
The Business Combination is conditioned on the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the ESPP Proposal and the Incentive Plan Proposal are approved at the Special Meeting. The proposals in this proxy statement (other than the Governance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.
This Business Combination Proposal (and consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) will be adopted and approved only if at least a majority of the votes cast at the Special Meeting vote “FOR” the Business Combination Proposal. A stockholder’s failure to vote, as well as an abstention and broker non-vote, will have no effect on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal.
Our Initial Stockholders have agreed to vote their shares of common stock “FOR” the Business Combination Proposal. As of the record date, our Sponsor, directors and officers own approximately 20% of our issued and outstanding shares of common stock.

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR”
THE BUSINESS COMBINATION PROPOSAL.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “—Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 2 — THE NASDAQ STOCK ISSUANCE PROPOSAL
Overview
Assuming the Business Combination Proposal is approved, we are asking our stockholders to approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination, including the issuances described below.
Issuance of common stock to Sema4 equity holders under Merger Agreement
Subject to the terms and conditions of the Merger Agreement, each share of Sema4 Class B common stock issued and outstanding immediately prior to the effective time will be converted into 1/100th of a share of Sema4 Class A common stock as set forth in the Merger Agreement. Immediately thereafter, each share of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the effective time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the merger consideration, with each Sema4 Stockholder being entitled to receive (collectively, clauses (i) through (iii), the “merger consideration”) (i) its pro rata share of the Closing Available Cash if such Sema4 Stockholder has made an election to receive cash, and, if further elected, such Sema4 Stockholder’s pro rata share excess amount of any closing available excess cash, provided that in no event will a Sema4 Stockholder’s cash payment exceed an amount equal to the product of such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount; (ii) a number of shares of Company Class A common stock equal to the quotient of: (A)(1) the product of (x) such Sema4 Stockholder’s total outstanding shares multiplied by the Per Share Amount minus (2) such Sema4 Stockholder’s stockholder cash payment amount divided by (B) $10.00; and (iii) its earn out pro rata share of any earn out shares to which such Sema4 Stockholder is entitled pursuant to the terms of the Merger Agreement (the “Earnout”), including the Earnout RSUs (as described below), which Earnout RSUs are subject to vesting and will not be legally issued and outstanding shares of Company common stock at the closing of the Business Combination (the “Closing”), in each case of clauses (i), (ii) and (iii), without interest, upon surrender of stock certificates representing all of such Sema4 Stockholder’s Sema4 Common Stock and Sema4 Preferred Stock and delivery of the other documents required pursuant to the Merger Agreement. As of the effective time, each Sema4 Stockholder shall cease to have any other rights in and to Sema4 and each certificate relating to ownership of shares of Sema4 Common Stock and Sema4 Preferred Stock (other than Excluded Shares) will only represent the right to receive the applicable portion of the merger consideration.
Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the entity surviving the merger (the “Surviving Corporation”), which shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the effective time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted.
Each share of Sema4 Common Stock and Sema4 Preferred Stock held in Sema4’s treasury or owned by the Company, Merger Sub or Sema4 immediately prior to the effective time (each an “Excluded Share”), shall be cancelled and no consideration shall be paid or payable with respect thereto.
The numbers of shares of Company Class A common stock that Sema4 Stockholders are entitled to receive as a result of the Merger is based upon the number of shares of Company Class A common stock, and as otherwise contemplated by the Merger Agreement shall be adjusted to appropriately reflect the effect of any stock split, split-up, reverse stock split, stock dividend or distribution (including any dividend or distribution of securities convertible into Company Class A common stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company Class A common stock occurring on or after the date hereof and prior to the Closing.
Following the Closing, within five Business Days after the occurrence of a Triggering Event, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers, the following shares of Company Class A common stock (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Company Class A common stock occurring on or after the Closing, the “Earn-Out Shares”), upon the terms and subject to the conditions set forth in the Merger Agreement and other related agreements: (i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares; (ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and (iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares. Upon the last day of any calendar year, the Company shall issue or cause to be issued to the Sema4 Stockholders (other than holders of Dissenting Shares) and the Earn-Out Service Providers the Earn-Out Shares that are in the Forfeiture Pool (as described below) as in effect as of such date and that would have been issuable to Sema4 Stockholders as a result of the occurrence of a Triggering Event had they not been made subject to an award of Earnout RSUs.
Sema4 Stockholders and the Earn-Out Service Providers shall be entitled to receive Earn-Out Shares upon each Triggering Event, provided, however that each Triggering Event may only occur once, if at all, and in no event shall the Sema4 Stockholders and Earn-Out Service Providers, in the aggregate, be entitled to receive more than an aggregate number of Earn-Out Shares equal to more than 11% of the Earn-Out Total Outstanding Shares. Earn-Out Shares will be issued from the Forfeiture Pool only if the applicable Triggering event occurs.
The Earnout RSUs will be subject to additional service-based vesting requirements, including but not limited to a requirement that the applicable Earn-Out Service Provider remain employed through the occurrence of the applicable Triggering Event. In the event that an Earn-Out Service Provider does not satisfy such vesting requirements, the Earn-Out Service Provider’s Earnout RSUs will be forfeited and the Earn-Out Shares subject to such Earnout RSUs will accumulate in the “Forfeiture Pool” until such time as they become issuable pursuant to the Merger Agreement as a result of the occurrence of a Triggering Event. Each grant of Earnout RSUs will encompass the applicable Earn-Out Service Provider’s opportunity to be issued Earn-Out Shares from the Forfeiture Pool, subject to the Earn-Out Service Provider remaining employed through the last day of the calendar year on which such Earn-Out Shares are issued. It is anticipated that the Earnout RSUs will be granted after the Closing, following the Company’s filing of a registration statement on Form S-8.
Upon the Closing, the former Sema4 equity holders are expected to hold, in the aggregate, approximately 63.1% of the issued and outstanding shares of Company common stock. The foregoing percentage excludes 29,367,501 options for the purchase of 29,367,501 shares of Company common stock, which are authorized and subject to stock options but will not yet be issued at closing, as further described in the pro forma capitalization table in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information — Description of the Transaction.” Any cash not used to repurchase shares from Sema4 equity holders will remain on the balance sheet of the combined company.
Issuance of common stock to PIPE Investors
In connection with the Business Combination, the Company entered into the Subscription Agreements with the PIPE Investors, pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the Closing, an aggregate of 35,000,000 shares of common stock at $10.00 per share to the PIPE Investors, for an aggregate purchase price of $350,000,000.
Why the Company Needs Stockholder Approval
Pursuant to Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities.
Additionally, pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the given trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
As described above, upon the consummation of the Business Combination, we expect to issue (1) up to 138,521,802 shares of our common stock to the Sema4 equity holders in accordance with the terms and subject to the conditions of the Merger Agreement, and (2) 35,000,000 shares of our common stock in the PIPE Investment, in accordance with the terms and subject to the conditions of the Subscription Agreements. Accordingly, the aggregate number of shares of our common stock that we will issue in connection with the Business Combination will exceed 20% of both the voting power and the number of shares of common stock outstanding before such issuance, and for this reason, we are seeking the approval of our stockholders for the issuance of shares of our common stock pursuant to the Merger Agreement and the PIPE Investment.
In the event that this proposal is not approved by Company stockholders, the Business Combination cannot be consummated. In the event that this proposal is approved by Company stockholders, but the Merger Agreement is terminated (without the Business Combination being consummated) prior to the issuance of shares of our common stock pursuant to the Merger Agreement or the PIPE Investment, such shares of common stock will not be issued.
Vote Required for Approval
The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote, as well as an abstention and broker non-vote, will have no effect on the Nasdaq Stock Issuance Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
The Sponsor and each of our officer and directors have agreed to, among other things, vote in favor of this Nasdaq Stock Issuance Proposal. As of the date of this proxy statement, the Initial Stockholders own approximately 20% of the outstanding shares of our common stock.
This Proposal No. 2 is conditioned upon the approval of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 2 will have no effect, even if approved by our stockholders.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NASDAQ STOCK ISSUANCE PROPOSAL.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “—Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 3 — THE CHARTER APPROVAL PROPOSAL
Overview
Our stockholders are also being asked to adopt the Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B, which, in the judgment of our Board, is necessary and advisable to consummate the Business Combination.
The following is a summary of the key changes effected by the Amended and Restated Certificate of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is included as Annex B:
•Change the post-combination company’s name to [                ]. Currently, the Company’s name is CM Life Sciences, Inc. If this Proposal No. 3 is approved, the Company’s name will be [                ]. The Board believes the name of the post-combination company should more closely align with the name of the post-Business Combination operating business and therefore has proposed this name change.
•Delete provisions relating to blank check company. Our board of directors has determined it is in the best interest of the Company to eliminate provisions of our certificate of incorporation that are specific to our status as a blank check company. This deletion is desirable because these provisions will serve no purpose following consummation of the Business Combination. For example, these proposed amendments remove the requirement to dissolve CMLS and instead allow us to continue as a corporate entity with perpetual existence following consummation of the Business Combination.
•Change stockholder vote required to 66 2/3% in voting power of the Company in order for stockholders to (1) amend the Bylaws (Article V), (2) change our classified board or its size, remove a director or fill vacancies (Article VI), (3) change the limitations on personal liability of directors (Articles VII) and (4) make amendments to our bylaws or to certain provisions of the Amended and Restated Certificate of Incorporation (Articles V and X). These provisions in the Amended and Restated Certificate of Incorporation, which will require a supermajority vote to amend, address:
•amendments of the Bylaws (Articles V)
•the size of our board, our classified board structure, the term of directors and their removal, and filling of vacancies (Article VI),
•limitation on personal liability for a director’s breach of fiduciary duty (Article VII),
•the requirement that stockholders take action at a meeting rather than by written consent, the requirement that special meetings be called only by a majority of the entire board, board chairman, lead independent director or the chief executive officer and requirements with respect to advance notice of shareholder proposals, requirements relating to the amendment of our Bylaws (Article I).
Our board of directors believes that this change protects such provisions from arbitrary amendment and prevents a simple majority of stockholders from taking actions that may be harmful to the majority of our stockholders.
Vote Required for Approval
The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of common stock entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have the same effect as a vote “AGAINST” such Charter Approval Proposal.
This Proposal No. 3 is conditioned upon the approval of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 3 will have no effect, even if approved by our stockholders.

As of the date of this proxy statement, our Initial Stockholders have agreed to vote any shares of common stock owned by them in favor of this proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 4 — APPROVAL OF CERTAIN GOVERNANCE PROVISIONS IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Overview
Our stockholders are also being asked to vote on a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation, which are separately being presented in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions and which will be voted upon on a non-binding advisory basis. This separate vote is not otherwise required by Delaware law separate and apart from the Charter Approval Proposal, but pursuant to SEC guidance, the Company is required to submit these provisions to its stockholders separately for approval. However, the stockholder vote regarding this proposal is advisory in nature, and is not binding on the Company or our board of directors (separate and apart from the approval of the Charter Approval Proposal). Furthermore, the Business Combination is not conditioned on the separate approval of the advisory charter proposals (separate and apart from approval of the Charter Approval Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on this proposal, the Company intends that the Amended and Restated Certificate of Incorporation will take effect at the Closing (assuming approval of the Charter Approval Proposal).
Proposal No. 4A: Change the Stockholder Vote Required to Amend the Certificate of Incorporation
Description of Amendment
The amendment would require the approval by affirmative vote of the holders of at least two-thirds of the common stock of the post-combination company to make any amendment to certain provisions of the post-combination company certificate of incorporation unless 2/3rds of the whole board of directors of the post-combination company approves such an amendment in which case such stockholder vote will require only a majority in voting power of the then outstanding stock of the post-combination company. These provisions in the Amended and Restated Certificate of Incorporation, which will require a supermajority vote to amend, address:
•amendments of the Bylaws (Articles V)
•the size of our board, our classified board structure, the term of directors and their removal, and filling of vacancies (Article VI),
•limitation on personal liability for a director’s breach of fiduciary duty (Article VII),
•the requirement that stockholders take action at a meeting rather than by written consent, the requirement that special meetings be called only by a majority of the entire board, board chairperson, lead independent director, the president or the chief executive officer and requirements with respect to advance notice of shareholder proposals, requirements relating to the amendment of our Bylaws (Article VIII).
Reasons for the Amendment
Our board of directors believes that this change protects such provisions from arbitrary amendment and prevents a simple majority of stockholders from taking actions that may be harmful to the majority of our stockholders or making changes to provisions that are intended to protect all stockholders.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.
This Proposal No. 4 is conditioned upon the approval of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 4 will have no effect, even if approved by our stockholders.

As of the date of this proxy statement, our Initial Stockholders have agreed to vote any shares of common stock owned by them in favor of this proposal.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 5 — APPROVAL OF THE INCENTIVE PLAN
Overview
The following is a summary description of the Incentive Plan as proposed to be adopted by the Company in connection with the Business Combination. This summary is not a complete statement of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached hereto as Annex D. The Company’s stockholder should refer to the Incentive Plan for more complete and detailed information regarding the terms and conditions of the Incentive Plan. Unless the context otherwise requires, references in this summary to “we”, “us” and “our” generally refer to CMLS in the present tense or the post-combination company from and after the Business Combination. The Incentive Plan will become effective as of the Closing Date, if it is approved by our stockholders.
Purpose of the Equity Incentive Plan
The purpose of the Incentive Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in our company and providing a means of recognizing their contributions to our success. Our board of directors believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified persons who help us meet our goals.
Summary of the Incentive Plan
The following summarizes the material terms of the Incentive Plan. This summary is qualified in its entirety to the full text of the Incentive Plan.
Shares reserved. We have initially reserved a number of shares of our common stock equal to 12% of the total number of shares of our common stock issued and outstanding as of immediately following the Closing (which we anticipate will equal approximately 27,463,866 shares), plus any reserved shares not issued or subject to outstanding grants under the Sema4 Incentive Plan on the effective date of the Incentive Plan, for issuance pursuant to awards granted under our Incentive Plan. The number of shares reserved for issuance under our Incentive Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to 5% of the aggregate number of outstanding shares of all classes of our common stock as of the immediately preceding December 31, or a lesser number as may be determined by our board of directors.
In addition, the shares set forth below will again be available for issuance pursuant to awards granted under our Incentive Plan:
•shares subject to options or SARs granted under our Incentive Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;
•shares subject to awards granted under our Incentive Plan that are subsequently forfeited or repurchased by us at the original issue price;
•shares subject to awards granted under our Incentive Plan that otherwise terminate without such shares being issued;
•shares subject to awards granted under our Incentive Plan that are surrendered, cancelled, or exchanged for cash or a different award (or combination thereof);
•shares issuable upon the exercise of options or subject to other awards granted under the Sema4 Incentive Plan that cease to be subject to such options or other awards, by forfeiture or otherwise, after the effective date of the Incentive Plan;

•shares subject to awards granted under the Sema4 Incentive Plan that are forfeited or repurchased by us at the original price after the effective date of the Incentive Plan; and
•shares subject to awards under the Sema4 Incentive Plan or our Incentive Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.
Administration. Our Incentive Plan will be administered by our compensation committee, or by our board of directors acting in place of our compensation committee. Subject to the terms and conditions of the Incentive Plan, the administrator will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret our Incentive Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder. The Incentive Plan provides that the administrator may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our board of directors.
Options. The Incentive Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and nonqualified stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than ten percent of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% the fair market value of our common stock on the date of grant.
Options may vest based on service or achievement of performance conditions, as determined by the administrator. The administrator may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. In the event of a participant’s termination of service, an option is generally exercisable, to the extent vested, for a period of three months in the case of termination without cause (except due to a participant’s death or disability), for a period of 12 months in the case of termination due to the participant’s death or disability, or such longer or shorter period as the administrator may provide, and for a period of 24 months in the case of termination due to the participant’s retirement (consistent with our policies regarding retirement). Stock options generally terminate upon a participant’s termination of employment for cause. The maximum term of options granted under our Incentive Plan is ten years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than ten percent of the total combined voting power of all classes of our capital stock is five years from the date of grant.
Restricted stock awards. An RSA is an offer by us to grant or sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the administrator. Unless otherwise determined by the administrator, vesting will cease on the date the participant no longer provides services to us and unvested shares may be forfeited to or repurchased by us.
Stock appreciation rights. A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum number of shares, if determined by the administrator), to the participant based upon the difference between the fair market value of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions. No SAR may have a term that is longer than ten years from the date of grant.
Restricted stock units. RSUs represent the right to receive the value of shares of our common stock at a specified date in the future and may be subject to vesting based on service or achievement of performance conditions. RSUs may be settled in cash, shares of our common stock or a combination of both as soon as practicable following vesting or on a later date subject to the terms of the Incentive Plan. No RSU may have a term that is longer than ten years from the date of grant.

Performance awards. Performance awards granted pursuant to the Incentive Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock that may be settled in cash, property or by issuance of those shares, subject to the satisfaction or achievement of specified performance conditions.
Stock bonus awards. A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by the administrator. The awards may be granted as consideration for services already rendered, or at the discretion of the administrator, may be subject to vesting restrictions based on continued service or performance conditions.
Dividend equivalents rights. Our board of directors or the compensation committee thereof may permit participants holding RSUs to receive dividend equivalent payments if and when dividends are paid to stockholders. In the discretion of our board or the compensation committee thereof, such dividend equivalent payments may be paid in cash or shares of our common stock and may either be paid at the same time as dividend payments are made to stockholders or delayed until shares are issued pursuant to the RSU grants and may be subject to the same vesting or performance requirements as the RSUs.
Change of control. Our Incentive Plan provides that, in the event of a corporate transaction that constitutes a change of control of our company under the terms of the plan, outstanding awards will be subject to the agreement evidencing the change of control, which need not treat all outstanding awards in an identical manner, and may include one or more of the following: (i) the continuation of the outstanding awards; (ii) the assumption of the outstanding awards by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of new options or equity awards for the outstanding awards; (iv) the full or partial acceleration of exercisability or vesting or lapse of the company’s right to repurchase or other terms of forfeiture and accelerated expiration of the award; or (v) the settlement of the full value of the outstanding awards (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity with a fair market value equal to the required amount, as determined in accordance with the Incentive Plan, which payments may be deferred until the date or dates the award would have become exercisable or vested. Notwithstanding the foregoing, upon a change of control the vesting of all awards granted to our non-employee directors will accelerate and such awards will become exercisable, to the extent applicable, and vested in full immediately prior to the consummation of the change of control.
Adjustment. In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, spin-off, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, proportional adjustments will be made to (i) the number and class of shares reserved for issuance under our Incentive Plan; (ii) the exercise prices, number and class of shares subject to outstanding options or SARs; (iii) the number and class of shares subject to other outstanding awards; and (iv) the maximum number and class of shares that may be issued as incentive stock options, subject to any required action by the board or our stockholders and compliance with applicable laws.
Exchange, repricing and buyout of awards. The administrator may, without prior stockholder approval, (i) reduce the exercise price of outstanding options or SARs without the consent of any participant and (ii) pay cash or issue new awards in exchange for the surrender and cancellation of any, or all, outstanding awards, subject to the consent of any affected participant to the extent required by the terms of the Incentive Plan.
Director compensation limits. No non-employee director may receive awards under our Incentive Plan with a grant date value that when combined with cash compensation received for his or her service as a director, exceed $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a non-employee director.
Clawback; transferability. All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our board of directors or the compensation committee thereof or required by law during the term of service of the participant, to the extent set forth in such policy or applicable agreement.

Except in limited circumstances, awards granted under our Incentive Plan may generally not be transferred in any manner other than by will or by the laws of descent and distribution.
Sub-plans. Subject to the terms of the Incentive Plan, the plan administrator may establish a sub-plan under the Incentive Plan and/or modify the terms of awards granted to participants outside of the United States to comply with any laws or regulations applicable to any such jurisdiction.
Amendment and termination. Our board of directors or compensation committee may amend our Incentive Plan at any time, subject to stockholder approval as may be required. Our Incentive Plan will terminate ten years from the date our board of directors adopts the plan, unless it is terminated earlier by our board of directors. No termination or amendment of the Incentive Plan may materially adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws or as otherwise provided by the terms of the Incentive Plan.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options. If an optionee is granted an NSO under the Incentive Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in our common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Other Awards. The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election); RSUs, dividend equivalents and other stock or cash-based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 162(m) of the Code
In general, Section 162(m) of the Code limits the Company’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). Section 162(m) may result in all or a portion of the awards granted under the Incentive Plan to “covered employees” failing to be deductible to the Company for federal income tax purposes.
Section 409A of the Code
Certain types of awards under the Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Incentive Plan and awards granted under the Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
The benefits to be received by participants in the normal course under the Incentive Plan cannot be determined at this time because awards under the Incentive Plan are granted at the discretion of the compensation committee and the Board.
Vote Required for Approval
The approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of our common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Incentive Plan Proposal will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EQUITY INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “ Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 6 — APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
Overview
The following is a summary description of the ESPP as proposed to be adopted by the Company in connection with the Business Combination. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Annex E. The Company’s stockholders should refer to the ESPP for more complete and detailed information regarding the terms and conditions of the ESPP. Unless the context otherwise requires, references in this summary to “we”, “us”, and “our” generally refer to CMLS in the present tense or the post-combination company from and after the Business Combination. The ESPP will become effective as of the Closing Date, if it is approved by our stockholders.
Purpose of the ESPP
The purpose of the ESPP is to provide our employees with the opportunity to purchase our common stock through accumulated payroll deductions. We believe that the ESPP is a key factor in retaining existing employees, recruiting and retaining new employees and aligning the interests of our employees with those of our stockholders.
Summary of the ESPP
Shares Reserved. We have initially reserved a number of shares of our common stock equal to 2% of the total number of shares of our common stock issued and outstanding as of immediately following the Closing (the “Initial ESPP Share Reserve”) for issuance and sale under the ESPP. We anticipate that the Initial ESPP Share Reserve will equal approximately 4,577,311 shares of our common stock. The number of shares reserved for issuance and sale under our ESPP will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to 1% of the aggregate number of outstanding shares of all classes of our common stock as of the immediately preceding December 31, or a lesser number as may be determined by our compensation committee, or by our board of directors acting in place of our compensation committee. Subject to stock splits, recapitalizations, or similar events, no more than the number of shares of our common stock equal to ten times the Initial ESPP Share Reserve may be issued over the term of the ESPP.
Administration. Our ESPP will be administered by our compensation committee, or by our board of directors acting in place of our compensation committee, subject to the terms and conditions of the ESPP. Among other things, the administrator will have the authority to determine eligibility for participation in the ESPP, designate separate offerings under the plan, and construe, interpret and apply the terms of the plan.
Eligibility. Employees eligible to participate in any offering pursuant to the ESPP generally include any employee that is employed by us or certain of our designated subsidiaries at the beginning of the offering period. However, the administrator may exclude employees who do not meet eligibility requirements that our compensation committee may choose to impose (within the limits permitted by the Code), are customarily employed for 20 hours or less per week, are customarily employed for five months or less in a calendar year or certain highly-compensated employees as determined in accordance with applicable tax laws. In addition, any employee who owns (or is deemed to own because of attribution rules) 5% or more of the total combined voting power or value of all classes of our capital stock, or the capital stock of one of our qualifying subsidiaries, or who will own such amount because of participation in the ESPP, will not be eligible to participate in the ESPP. The administrator may impose additional restrictions on eligibility from time to time.
Offering Periods; Enrollment. Under our ESPP, eligible employees will be offered the option to purchase shares of our common stock at a discount over a series of offering periods through accumulated payroll deductions over the period. The length of the offering periods under ESPP will be determined by the plan administrator and may be up to twenty-seven (27) months long. Each offering period may itself consist of one or more purchase periods. When the first offering period commences, our employees who meet the eligibility requirements for participation in that offering period will be eligible to enroll. For subsequent offering periods, new participants will be required to enroll in a timely manner. Once an employee is enrolled, participation will be automatic in subsequence offering periods. Participation in the ESPP ends automatically upon a participant’s termination of employment. A participant may withdraw his or her participation from the ESPP at any time by submitting written notice to the company.

Offerings; Contributions; Limitations. The purchase price for shares purchased under the ESPP during any given purchase period will be 85% of the lesser of the fair market value of our common stock on (i) the first trading day of the applicable offering period or (ii) the last trading day of the purchase period. The ESPP permits participants to purchase shares of our common stock through payroll deductions of a percentage of their eligible compensation, which may not be less than one percent (1%) and may be up to a maximum of fifteen percent (15%) or such lower limit set by the plan administrator. No participant may purchase more than 2,500 shares of our common stock during any one purchase period, and may not subscribe for more than $25,000 in fair market value of shares of our common stock (determined as of the date the offering period commences) in any calendar year in which the offering is in effect. The administrator in its discretion, may set a lower maximum number of shares which may be purchased.
Adjustments upon recapitalization. If the number of outstanding shares of our common stock is changed by stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure without consideration, then the administrator will proportionately adjust the number and class of common stock that is available under the ESPP, the purchase price and number of shares any participant has elected to purchase as well as the maximum number of shares which may be purchased by participants.
Corporate Transaction. If the post-combination company experiences a corporate transaction as determined under the terms of the ESPP, any offering period then in effect will be shortened and terminated on a final purchase date established by the administrator. The final purchase date will occur on or prior to the effective date of change of control transaction, and our ESPP will terminate on the closing of the change of control.
Transferability. Participants may generally not assign, transfer, pledge or otherwise dispose of payroll deductions credited to his or her account, or any rights with regard to an election to purchase shares pursuant to the ESPP other than by will or the laws of descent or distribution.
Amendment; termination. The board or compensation committee may amend, suspend or terminate the ESPP at any time without stockholder consent, except as to the extent such amendment would increase the number of shares available for issuance under the ESPP, change the class or designation of employees eligible for participation in the plan or otherwise as required by law. If the ESPP is terminated, the administrator may elect to terminate all outstanding offering periods immediately, upon the next purchase date (which may be sooner than originally scheduled) or upon the last day of such offering period. If any offering period is terminated prior to its scheduled completion, all amounts credited to participants which have not been used to purchase shares will be returned to participants as soon as administratively practicable. Unless earlier terminated, the ESPP will terminated upon the earlier to occur of the issuance of all shares of common stock reserved for issuance under the ESPP, or the 10th anniversary of the effective date.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to participation in the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
For federal income tax purposes, a participant in the ESPP generally will not recognize taxable income on the grant of an option under the ESPP, nor will the Company be entitled to any deduction at that time. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise.
If stock acquired upon exercise of an option acquired under the ESPP is held for a minimum of two years from the date of grant and one year from the date of exercise, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) the excess of the fair market value of the shares on the date the option was granted over the purchase price. Any additional gain will be treated as long-term capital gain.

If the holding period requirements are not met, the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares on the date the option is exercised over the purchase price, with any remaining gain or loss being treated as capital gain or capital loss. However, if the holding period requirements are not met and the amount realized at the time of disposition is less than the fair market value of the shares at the time of exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of such shares on the date the option was exercised over the purchase price for such shares, and a capital loss to the extent the fair market value of such shares on the exercise date exceeds the amount realized upon disposition.
We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
New Plan Benefits
Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.
Vote Required for Approval
The approval of the Employee Stock Purchase Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of our common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well as an abstention from voting and a broker non-vote with regard to the Employee Stock Purchase Plan Proposal will have no effect on the Employee Stock Purchase Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “ Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 7 — THE DIRECTOR ELECTION PROPOSAL
Overview
The Company’s board of directors is currently divided into three classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of Class I directors, consisting of Dr. George and Dr. Leproust, will expire at the Special Meeting, at which time Dr. Leproust will stand for re-election. Dr. George is not seeking re-election and will resign as a director and as a member of the nominating and corporate governance committee immediately prior to the conclusion of the special meeting (unless the condition precedent proposals are not approved, as set forth below).
If the condition precedent proposals are not approved, Dr. George and Dr. Leproust, will stand for re-election to a three-year term in Class I and their the term of office of each of the Company’s two Class I directors would begin upon the conclusion of the Special Meeting.
Director Nominees
The Company’s stockholders are being asked to consider and vote upon a proposal to elect [      ] directors to serve on the Board, effective at the Closing, for a three-year term. At each annual meeting of stockholders, a class of directors will be subject to re-election for a three-year term. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms, until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our Board has nominated the following [            ] nominees for election as a director to serve on the post-combination company’s board of directors in the classes set forth below:

•[Eric Schadt]	Class I
•[Eli Casdin]	Class I
•[Joshua Ruch]	Class I
•[Emily Leproust]	Class II
•[Michael Pellini]	Class II
•[Nat Turner]	Class II
•[Rachel Sherman]	Class III
•[ ]	Class III
•[ ]	Class III
These [            ] nominees will be elected, subject to obtaining necessary regulatory approval of the applicable authorities, if the condition precedent proposals are approved by the stockholders at the special meeting.
Our directors currently serving in Class II and Class III have terms that extend beyond the special meeting, these directors have tendered their contingent resignations from their current terms, conditioned upon the approval of the condition precedent proposals, including the Charter Approval Proposal. These resignations will take effect immediately prior to the Closing.
Alternatively, if the condition precedent proposals are not approved, Dr. George and Dr. Leproust, will stand for re-election as Class I directors for a term of three years expiring at the 2024 annual meeting of stockholders or until their respective successor have been duly elected and qualified, or until their earlier death, resignation, retirement or removal.
For more information on the experience of Eli Casdin, Emily Leproust, Eric Schadt, Joshua Ruch, Michael Pellini, Nat Turner and Rachel Sherman, see the section entitled “Management After the Business Combination.”

Vote Required for Approval
The election of directors is decided by a plurality of the votes cast by the stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the Special Meeting and entitled to vote on the election of directors. This means that each of the director nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors.
Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting, or a broker non-vote will have no effect on the election of directors.
The election of [            ] director nominees in the Director Election Proposal is conditioned on the approval of the condition precedent proposals, including the Charter Approval Proposal. If the condition precedent proposals, including the Charter Approval Proposal, are not approved, two directors will be elected to a three-year term in Class I.
Recommendation of the Board
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 8 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal or the ESPP Proposal, but no other proposal if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal and the ESPP Proposal are approved.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal, the Incentive Plan Proposal, the ESPP Proposal, the Governance Proposal or any other proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

PROPOSAL NO. 9 — THE AUDITOR RATIFICATION PROPOSAL
Overview
The Company’s audit committee has appointed Withum to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the Company’s stockholders at the special meeting. Withum has audited our financial statements for the year ended December 31, 2020.
Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of Withum, as our independent registered public accounting firm. However, the Board is submitting the appointment of Withum, to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Company’s audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Withum are expected to be present at the special meeting via telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Required for Approval
The approval of the Auditor Ratification Proposal requires the affirmative vote of holders of a majority of the votes cast by our stockholders present in person (which would include presence at the virtual special meeting) or represented by proxy at the special meeting and entitled to vote thereon at the special meeting. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting) or an abstention from voting will have no effect on the outcome of the Auditor Ratification Proposal. The transaction is not conditioned on the approval of the Auditor Ratification Proposal and the Auditor Ratification Proposal is not conditioned on the approval of any other proposal.
Recommendation of the Board of Directors
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.
The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Certain Persons in the Transactions” for a further discussion.

INFORMATION ABOUT THE COMPANY
General
We are a blank check company incorporated on July 10, 2020 as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
As of December 31, 2020, we had not commenced any operations. All activity for the period from July 10, 2020 (inception) through December 31, 2020 relates to our formation, the initial public offering, and, subsequent to the initial pubic offering, identifying a target company for a Business Combination. We will not generate any operating revenues until after the completion of our initial Business Combination, at the earliest. We will generate non-operating income in the form of interest income from the proceeds derived from the initial public offering.
On September 4, 2020, we consummated our initial public offering of 44,275,000 units (the “units”) which includes the full exercise by the underwriter of its over-allotment option in the amount of 5,775,000 units, at a purchase price of $10.00 per unit. Each unit consists of one share of common stock, $0.0001 par value per share and one warrant. Each warrant entitles the holder thereof to purchase one-third of one share of common stock for $11.50 per share, provided that if we have not consummated our initial business combination within 15 months from the closing of the initial public offering, each warrant will entitle the holder thereof to purchase one-third of one share of common stock at a price of $11.50 per whole share, subject to adjustment in either case. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $442,750,000.
Simultaneously with the consummation of the initial public offering, we completed the private placement of an aggregate of 7,236,667 warrants to the Sponsor at a price of $1.50 per warrant, generating gross proceeds of $10,855,000.
Upon the closing of the initial public offering and the private placement, $442,750,000 million ($10.00 per unit) of the net proceeds from the sale of units in the initial public offering and the private placements was placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. The proceeds held in the Trust Account were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account, as described below.
Initial Business Combination
The Nasdaq rules require that we must consummate an initial business combination with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting commissions) at the time of our signing a definitive agreement in connection with an initial business combination. Our Board has determined that the Business Combination meets the 80% test.
Redemption Rights for Holders of Public Shares
Pursuant to our current certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the Closing, shares of common stock for cash equal to the pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes), subject to certain limitations. For illustrative purposes, based on the balance of the Trust Account of approximately $442 million as of January 29, 2021, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $300,000,000.
Submission of Our Initial Business Combination to a Stockholder Vote
The Special Meeting of our stockholders to which this proxy statement relates is to solicit your approval of the Business Combination. Unlike many other blank check companies, our public stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments. Our Initial Stockholders, including our Sponsor, have agreed to vote any shares of common stock owned by them in favor of the Business Combination.
Employees
We currently have three executive officers. Members of our management team are not obligated to devote any specific number of hours to our matters, but they intend to devote as much of their time as they deem necessary to our affairs until we have completed an initial business combination. We presently expect our officers to devote such amount of time as they reasonably believe is necessary to our business, and the amount of time that Eli Casdin or any other members of our management will devote in any time period will vary based on the current stage of the business combination process.
Management
Directors, Executive Officer and Corporate Governance.
Our current directors and executive officer are as follows:

Name	Age	Title
Eli D. Casdin	47	Chief Executive Officer and Director
Keith A. Meister	47	Chairman
Brian Emes	38	Chief Financial Officer and Secretary
Shaun Rodriguez	43	Chief Strategy Officer
Sean George	47	Director
Munib Islam	47	Director
Emily Leproust	48	Director
Nat Turner	35	Director
Eli Casdin has been our Chief Executive Officer since July 2020. He founded Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry, in November 2011 and currently serves as its Chief Investment Officer. Since December 2020 and January 2021, Mr. Casdin has also served as Chief Executive Officer and a director of CM Life Sciences II Inc. (Nasdaq: CMII) and CM Life Sciences III Inc., respectively, both blank check companies. Mr. Casdin previously served on the board of directors of Exact Sciences Corp. (Nasdaq: EXAS). Mr. Casdin holds a B.S. degree from Columbia University School of General Studies and an MBA from Columbia Business School. His qualifications to serve on our board of directors include his extensive leadership experience as an executive officer of an investment firm, his extensive public and private company directorship experience in the life sciences and healthcare sectors, and his expertise in finance, capital markets, and the biotechnology industry.
Keith Meister has been Chairman of our board of directors since July 2020. He founded Corvex Management LP, a New York based investment manager, in December 2010 and since its inception has served as its Managing

Partner and Chief Investment Officer. From 2003 to 2010, Mr. Meister served as Chief Executive Officer and then Principal Executive Officer and Vice Chairman of the Board of Icahn Enterprises L.P. (Nasdaq: IEP), the primary investment vehicle for Carl Icahn. Mr. Meister currently serves as Chairman of CM Life Sciences II Inc. (Nasdaq: CMII) and CM Life Sciences III Inc., since December 2020 and January 2021, respectively. Mr. Meister also serves on the Board of Directors of MGM Resorts International (NYSE: MGM), a global hospitality and entertainment company, and its affiliate Roar Digital. Mr. Meister has previously served on the Board of Directors of numerous other public companies in his career, including Yum! Brands Inc. (NYSE: YUM), The Williams Companies, Inc. (NYSE: WMB), ADT, Inc. (NYSE: ADT), Ralcorp Holdings, Inc. and Motorola, Inc. (now Motorola Solutions, Inc., NYSE: MSI/Motorola Mobility, Inc.). He is Chairman of the board of the Harlem Children’s Zone and also serves on the board of trustees of the American Museum of Natural History. Mr. Meister holds a B.A. degree in government from Harvard College where he graduated cum laude. His qualifications to serve on our board of directors include his extensive leadership experience as managing partner and executive officer of an investment firm and a diversified holding company, his extensive public company directorship experience in a variety of industries, and his expertise in finance, capital markets, strategic development, and risk management.
Brian Emes has been our Chief Financial Officer and Secretary since July 2020. Mr. Emes is also the Chief Financial Officer of Corvex Management LP, a New York based investment manager, which he joined in January 2013. Since December 2020 and January 2021, Mr. Emes has also served as Chief Financial Officer of CM Life Sciences II Inc. (Nasdaq: CMII) and CM Life Sciences III Inc., respectively. Mr. Emes holds a B.S. degree in finance and marketing from Elon University’s Martha & Spencer Love School of Business, and is a licensed certified public accountant.
Shaun Rodriguez has been our Chief Strategy Officer since July 2020. Mr. Rodriguez joined Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry, in July 2015 as a Senior Research Analyst and currently serves as its Director of Life Science Research. His coverage universe at Casdin Capital, LLC focuses on life science tools, diagnostics, health technology and services, and industrial applications of biotechnology. Since December 2020 and January 2021, Mr. Rodriguez has also served as Chief Financial Officer of CM Life Sciences II Inc. (Nasdaq: CMII) and CM Life Sciences III Inc., respectively. From February 2011 to July 2015, Mr. Rodriguez served as Director and Senior Research Analyst in the healthcare equity research group of Cowen Inc. (Nasdaq: COWN), an investment bank and financial services company. Mr. Rodriguez holds a Ph.D. in biological sciences from Harvard University.
Sean George has served as a director since completion of the Initial Public Offering in September 2020. Dr. George has been Co-Founder, President and Chief Executive Officer of Invitae Corporation (NYSE: NVTA) since January 2017 and a director since 2010. He also served as Invitae’s President and Chief Operating Officer from August 2012 to January 2017 and as Chief Executive from January 2010 to August 2012. Prior to Invitae, he served as COO at Navigenics, Inc. an early pioneer in personalized genetics from 2007 to November 2009. Before joining Navigenics, Dr. George served in a variety of product, operating and commercial roles at Affymetrix, Inc., Invitrogen Corporation and Molecular Probes, Inc. Dr. George holds a B.S. in Molecular Genetics from UCLA, an M.S. in Molecular Biology from UC Santa Barbara, and a Ph.D. in Molecular Genetics from UC Santa Cruz. His qualifications to serve on our board of directors include his extensive experience in the life sciences sector and his leadership experience guiding an early stage company from startup to market leader.
Munib Islam has served as a director since completion of the Initial Public Offering in September 2020. Mr. Islam served as Co-Chief Investment Officer and a Partner at Third Point LLC, an investment management firm, from July 2019 through 2020. Prior to becoming co-Chief Investment Officer, he served as Head of Equities at Third Point from 2011 to July 2019, where he spearheaded research on Third Point’s strategic block investments globally. From 2008 to 2011, Mr. Islam worked at Highbridge Capital, an investment management firm, where he was a Managing Director and Portfolio Manager of Highbridge’s European Value Equities fund. Mr. Islam previously served on the Board and Executive Selection and Audit Committees of Baxter International, Inc. (NYSE: BAX) from 2015 to 2019, and he currently sits on the Boards of the Stanford Business School Trust and the Brearley School in New York City. Mr. Islam holds a B.A. in Economics from Dartmouth College, where he graduated magna cum laude, and an MBA from the Graduate School of Business at Stanford University. His qualifications to serve on our board of directors include his significant experience in governance, evaluation of investment opportunities, capital allocation, investment management and financial research.

Emily Leproust, has served as a director since completion of the Initial Public Offering in September 2020. Dr. Leproust has been President and Chief Executive Officer of Twist Bioscience Corp. (Nasdaq: TWST) since co-founding Twist in 2013. Since October 2018, she has also served as Chair of the board of directors for Twist. Prior to Twist, Dr. Leproust served in various positions at Agilent Technologies, Inc. (NYSE: A), most recently as its Director, Applications and Chemistry R&D from February 2009 to April 2013. Dr. Leproust holds a M.Sc. in Industrial Chemistry from the Lyon School of Industrial Chemistry and a Ph.D. in Organic Chemistry from the University of Houston. Her qualifications to serve on our board of directors include her extensive professional and educational experience in the life sciences industry.
Nat Turner has served as a director since completion of the Initial Public Offering in September 2020. Mr. Turner has been the Co-Founder and Chief Executive Officer of Flatiron Health, Inc., a healthcare technology company focusing on accelerating oncology research and improving patient care acquired by Roche Holding AG, since June 2012. Previously, Mr. Turner co-founded and served as Chief Executive Officer of Invite Media, Inc., an advertising technology company, from March 2007 until it was acquired by Google Inc. (Nasdaq: GOOGL) in June 2010, after which he remained at Google until June 2012. Mr. Turner received a B.S., cum laude, in Economics with concentrations in entrepreneurship and marketing from The Wharton School of the University of Pennsylvania. His qualifications to serve on our board of directors include his significant experience in the life sciences industry, both as an executive and as an angel investor.
Board Leadership Structure and Role in Risk Oversight
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board as requested.
Number and Terms of Office of Officers and Directors
Our board of directors consists of six members. Our board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Sean George and Emily Leproust, will expire at the Special Meeting. The term of office of the second class of directors, consisting of Munib Islam and Nat Turner, will expire at our second annual meeting of stockholders. The term of office of the third class of directors, consisting of Eli Casdin and Kieth Meister, will expire at our third annual meeting of stockholders. Subject to any other special rights applicable to the stockholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board that includes any directors representing our Sponsor then on our board, or by a majority of the holders of our common stock.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.
Director Independence
The listing standards of Nasdaq require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Sean George, Emily Leproust, Munib Islam and Nat Turner are “independent directors” as defined in Rule 10A-3 of the Exchange Act and the rules of Nasdaq, and Kieth Miester is an “independent director”

as defined in Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Committees of the Board of Directors
Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. All of the members of these three committees are comprised solely of independent directors in accordance with the rules of Nasdaq and the SEC.
Audit Committee
The members of our audit committee are Sean George, Munib Islam and Emily Leproust. Mr. Islam serves as chairman of the audit committee. Each of Sean George, Munib Islam and Emily Leproust meet the independent director standard under Nasdaq listing rules and under Rule 10A-3(b)(1) of the Exchange Act.
Each member of the audit committee is financially literate and our board of directors has determined that Mr. Islam qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
1.assisting board oversight of  (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
2.pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
3.setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
4.meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
5.reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.
Compensation Committee
The members of our compensation committee are Munib Islam, Emily Leproust and Nat Turner. Dr. Leproust serves as chairman of the compensation committee, each of whom is independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
1.reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
2.reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;
3.reviewing our executive compensation policies and plans;
4.implementing and administering our incentive compensation equity-based remuneration plans;
5.assisting management in complying with our proxy statement and annual report disclosure requirements;
6.approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
7.producing a report on executive compensation to be included in our annual proxy statement; and
8.reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination.
Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance are Sean George, Munib Islam and Kieth Miester. Dr. George serves as chair of the nominating and corporate governance committee, each of whom is independent.
We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
1.identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;
2.developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;
3.coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

4.reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.
The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Committee Membership, Meetings and Attendance
Each of the audit committee, compensation committee and nominating and corporate governance committee of our Board is comprised entirely of independent directors.
During the year ended December 31, 2020:
•our Board held two meetings;
•our audit committee held one meeting;
•our compensation committee held no meetings; and
•our nominating and corporate governance committee held no meetings.
Each of our incumbent directors attended or participated in at least half of the meetings of the respective committees of which he is a member held during the period such incumbent director was a director during the year ended December 31, 2020.
We encourage all of our directors to attend our annual meetings of stockholders.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We filed a copy of our Code of Business Conduct and Ethics as an exhibit to the registration statement in connection with our initial public offering. You are able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics and the charters of the committees of our board of directors can be provided without charge upon request from us in writing at 667 Madison Ave, New York, NY 10065, or by telephone at (212) 474-6745. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Conflicts of Interest
Our officers have agreed to present to us all target business opportunities that have a fair market value of at least 80% of the assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting commissions) prior to presenting them to any other entity, subject to any fiduciary or contractual obligations they may have. The members of our management team are not otherwise obligated to present us with any opportunity for a potential business combination of which they become aware, unless presented to such member solely in his or her capacity as a director or officer of the company. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.
Potential investors should also be aware of the following other potential conflicts of interest:
•Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of the Business Combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.
•Our initial stockholders purchased founder shares prior to the date of the IPO and purchased private placement warrants in a transaction simultaneous to the IPO.
•In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
•Our Initial Stockholders have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by them in connection with the consummation of our initial business combination. Additionally, our Initial Stockholders have agreed to waive their redemption rights with respect to any Founder Shares held by them if we fail to consummate our initial business combination within 18 months after the closing of our initial public offering. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement warrants held in the Trust Account will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. With certain limited exceptions, the Founder Shares will not be transferable, assignable by our Sponsor until the earlier of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private placement warrants and the common stock underlying such warrants, will not be transferable, assignable or saleable by our Sponsor or its permitted transferees until 30 days after the completion of our initial business combination. Since our Sponsor and officers and directors may directly or indirectly own common stock and warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.
•Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such working capital loans may be convertible into additional warrants at a price of  $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercisability and exercise price.
The conflicts described above may not be resolved in our favor.
In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:
•the corporation could financially undertake the opportunity;
•the opportunity is within the corporation’s line of business; and
•it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.
Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations to such other entities (as well as to us). Our officers have also agreed not to participate in the formation of, or become an officer or director of, any other SPAC with a class of securities intended to be registered under the Exchange Act which has publicly filed a registration statement with the SEC until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within the required time period. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

INDIVIDUAL	ENTITY	ENTITY’S BUSINESS	AFFILIATION
Eli Casdin	Casdin Capital, LLC(1)	Investment manager	Chief Investment Officer
	Exact Sciences Corp.	Biotechnology	Director
	C2i Genomics	Biotechnology	Director
	DNA Script	Biotechnology	Director
	EQRx, Inc.	Biotechnology	Director
	Genomatica, Inc.	Biotechnology	Director
	New York Genome Center	Biotechnology	Director
	Sexton Biotechnologies	Biotechnology	Director
	Tenaya Therapeutics, Inc.	Biotechnology	Director
	Thrive Earlier Detection Corp.	Biotechnology	Director
	Prominex Inc.	Biotechnology	Director
Keith Meister	Corvex Management LP(1)	Investment manager	Managing Partner and Chief Investment Officer Director
	MGM Resorts International	Hospitality and entertainment	Director
	Roar Digital, LLC	Sports betting and online gaming	Director
Brian Emes	Corvex Management LP(1)	Investment manager	Chief Financial Officer
Shaun Rodriguez	Casdin Capital, LLC(1)	Investment manager	Director of Life Science Research
	GeneMatters, LLC	Biotechnology	Director
	Prominex Inc.	Biotechnology	Director
Sean George	Invitae Corporation	Biotechnology	Chief Executive Officer
Emily Leproust	Twist Bioscience Corp.	Biotechnology	President, Chief Executive Officer and Chair of the Board
Nat Turner	Flatiron Health, Inc.	Biotechnology	Chief Executive Officer and Director
	Clover Health, Inc.	Biotechnology	Director
	Zenreach, Inc.	Biotechnology	Director
__________________
(1)Including with respect to one or more investment funds, clients and accounts for which such entity acts as investment advisor.
Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our initial business combination. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm, or from an independent valuation or appraisal firm that regularly prepares fairness opinions, that such an initial business combination is fair to our company from a financial point of view.
Our Sponsor, officers and directors have agreed to vote any Founder Shares held by them and any public shares purchased during or after the offering (including in open market and privately negotiated transactions) in favor of our Business Combination.
Limitation on Liability and Indemnification of Officers and Directors
Our current certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our current certificate of incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.
We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our current certificate of incorporation. Our bylaws permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.
These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.
We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.
Executive Compensation
In August 2020, our Sponsor transferred 25,000 Founder Shares to each of Mr. Islam, Dr. Leproust and Mr. Turner. None of our executive officers or directors have received any cash compensation for services rendered to us. Our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination will be made from funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination. Other than these reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial Business Combination.
After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business

Combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.
The following table sets forth information available to us at March 31, 2021 with respect to our common stock held by:
•each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•each of our executive officers and directors; and
•all our executive officers and directors as a group.
The following table is based on 44,275,000 shares of Class A common stock and 11,068,750 shares of Class B common stock outstanding as of March 31, 2021. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these are not exercisable within 60 days of March 31, 2021.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding Common Stock
CMLS Holdings, LLC (our Sponsor) (3)	10,993,750	19.9%
Eli Casdin (3)	10,993,750	19.9%
Keith Meister (3)	10,993,750	19.9%
Brian Emes	—	—
Shaun Rodriguez	—	—
Sean George	—	—
Munib Islam	25,000	*
Emily Leproust	25,000	*
Nat Turner	25,000	*
Sachem Head Capital Management LP (4)	3,465,000	7.8%
Magnetar Financial LLC (5)	2,898,231	6.5%
BlueCrest Capital Management Limited (6)	2,500,000	5.6%
Millennium Management LLC (7)	2,467,288	5.6%
All directors, officers and director nominees as a group (8 individuals)	11,068,750	20.0%
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*Less than one percent.
(1)Unless otherwise noted, the business address of each of the following entities or individuals is c/o Corvex Management LP, 667 Madison Avenue, New York, New York 10065.

(2)Interests shown consist of shares of Class A common stock and shares of Class B common stock. The Class B common stock will automatically convert into Class A common stock concurrently with or immediately following the consummation of our initial Business Combination on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333‑246251). Excludes Class A common stock issuable pursuant to the forward purchase agreements, as such shares will only be issued concurrently with the closing of our initial Business Combination.
(3)The Board of Managers of CMLS Holdings LLC is comprised of Mr. Casdin and Mr. Meister who share voting and investment discretion with respect to the common stock held of record by CMLS Holdings LLC. C-LSH LLC and M-LSH LLC are the members of CMLS Holdings LLC, and Mr. Casdin and Mr. Meister are the managing members of C-LSH LLC and M-LSH LLC, respectively. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Class B common stock held directly by CMLS Holdings LLC. Each of C-LSH LLC, M-LSH LLC and Messrs. Casdin and Meister disclaims beneficial ownership of these shares except to the extent of its or his respective pecuniary interest therein.
(4)According to a Schedule 13G filed with the SEC on September 11, 2020, each of Sachem Head Capital Management LP, Uncas GP LLC, Sachem Head GP LLC and Scott D. Ferguson has shared voting and dispositive power with regard to 3,465,000 shares of Class A common stock of the Company. The business address for each is 250 West 55th Street, 34th Floor, New York, New York 10019.
(5)According to a Schedule 13G filed with the SEC on February 12, 2021, each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz shares voting and dispositive power with regard to 2,898,231 shares of Class A common stock of the Company. The business address for each is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201.
(6)According to a Schedule 13G filed with the SEC on September 11, 2020, each of BlueCrest Management Limited and Michael Platt share voting and dispositive power with regard to 2,500,000 shares of Class A common stock of the Company. The business address for each is Ground Floor, Harbour Reach, La Rue de Carteret, St. Helier, Jersey, Channel Islands, JE2 4HR.
(7)According to Amendment No. 1 to Schedule 13G filed with the SEC on January 19, 2021, each of Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander share voting and dispositive power with regard to 2,632,318 shares of Class A common stock of the Company. The business address for each is 666 Fifth Avenue, New York, New York 10103.
Our Initial Stockholders beneficially own approximately 20% of the issued and outstanding common stock. Because of this ownership block, our Initial Stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our second amended and restated certificate of incorporation and approval of significant corporate transactions including our initial Business Combination.
We have no compensation plans under which equity securities are authorized for issuance.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis should be read in conjunction with the financial statements and related notes of the Company, included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this proxy.
Overview
We are a blank check company incorporated in Delaware on July 10, 2020 and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are not limited to a particular industry or sector for purposes of consummating a business combination. We have focused our search for an initial business combination in the life sciences sector. Our Sponsor is CMLS Holdings LLC, a Delaware limited liability company (the “Sponsor”).
Our registration statement on Form S-1 for the initial public offering (the “Initial Public Offering”) was declared effective on September 1, 2020. On September 4, 2020 we consummated the Initial Public Offering of 44,275,000 units (the “Units”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 5,775,000 Units and, with respect to the shares of common stock included in the Units offered, the “Public Shares”), generating gross proceeds of $442 million and incurring underwriting commissions of $8.8 million.
Each unit consists of one share of common stock and one-third of a redeemable warrant (a “Public Warrant”). A whole Public Warrant initially entitled the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment in either case.
Simultaneously with the closing of the Initial Public Offering and the Over-Allotment, we consummated the private placement (“Private Placement”) of 7,236,667 warrants (the “Private Placement Warrants”) at a price of $1.50 per private placement warrant, with our Sponsor and Mr. Islam and Dr. Leproust, generating gross proceeds of approximately $ 10 million. Each private placement warrant has the same terms as the Public Warrants.
Upon the closing of the Initial Public Offering, the Over-Allotment and the Private Placement, approximately $ $442 million ($10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants in the Private Placement was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The proceeds held in the Trust Account were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by us, until the earlier of: (i) the completion of a business combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our sixth amended and restated certificate of incorporation to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination within the combination period (as described below), and (iii) the redemption of our public shares if we are unable to complete a business combination within the combination period, subject to applicable law.
In order to protect the amounts held in the Trust Account, our Sponsor has agreed to be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of  (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that the Sponsor’s only assets are securities of ours. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business, execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Our management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, the Over-Allotment, and the Private Placement, although substantially all of the net proceeds are intended to be applied toward consummating a business combination.
Sema4 Business Combination Announcement
On February 10, 2021, the Company announced that it executed an Agreement and Plan of Merger (the “Merger Agreement”) with Mount Sinai Genomics, Inc., a Delaware corporation, d/b/a Sema4 (“Sema4”) and the other parties thereto (the transactions contemplated by the Merger Agreement, including the Merger (as defined below), the “Sema4 Business Combination”). Specifically, the Company entered into the Merger Agreement with Sema4 and S-IV Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, CMLS will acquire Sema4 through the merger of Merger Sub with and into Sema4, with Sema4 surviving as a wholly-owned subsidiary of CMLS (the “Merger”)
The Sema4 Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by CMLS’s stockholders and the satisfaction of certain other customary closing conditions.
At the effective time of the Merger (the “Effective Time”), each share of Sema4 class B common stock, par value $0.00001 per share (“Sema4 Class B Common Stock”) issued and outstanding as of immediately prior to the Effective Time will be converted into 1/100th of a share of Sema4 class A common stock, par value $0.00001 per share (“Sema4 Class A Common Stock”, together with Sema4 Class B Common Stock, “Sema4 Common Stock”) in accordance with Sema4’s organizational documents.
Immediately thereafter, each share of Sema4 Common Stock and Sema4’s series A-1 preferred stock, series A-2 preferred stock, series B preferred stock and series C preferred stock (collectively, “Sema4 Capital Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) will be converted into the right to receive a portion of the total closing merger consideration, with each Sema4 stockholder being entitled to receive the following:
(a)if such stockholder has made a cash election as set forth and in accordance with the terms of the Merger Agreement, a portion of the specified aggregate amount of cash consideration payable under the terms of the Merger Agreement (such aggregate amount not to exceed $343,000,000) and pursuant to the terms of such stockholder’s cash election; and
(b)a number of shares of common stock, par value $0.0001 per share, of CMLS (the “Common Stock”) equal to the quotient of: (i) (A) the product of (x) such stockholder’s total shares of Sema4 Capital Stock multiplied by (y) the per share amount calculated in accordance with the Merger Agreement minus (B) the amount of cash payable to such stockholder pursuant to its cash election, if any, divided by (ii) $10.
In addition, at the Effective Time, each outstanding option to purchase Sema4 Capital Stock, each outstanding and unsettled restricted stock unit in respect of shares of Sema4 Capital Stock and each outstanding stock appreciation right will be rolled over into options to purchase Common Stock, restricted stock units in respect of Common Stock and stock appreciation rights in respect of Common Stock, all as further set forth in and in accordance with the terms of the Merger Agreement.
In addition to the payment of cash, issuance of Common Stock and rollover of other Sema4 equity awards described above as of the Effective Time, in the event that the closing sale price of Common Stock exceeds certain price thresholds for 20 out of any 30 consecutive trading days during the period of time commencing upon the expiration of the lock-up period applicable to the Sponsor under the Letter Agreement, dated as of August 27, 2021, by and among the Company, Sponsor and each of the executive officers and directors of the Company and ending on the second anniversary of the closing of the Merger, an additional number of shares equal to an amount up to an aggregate of 11% of the shares of Common Stock that would have been issuable upon closing of the Merger to the stockholders of the Company if no cash elections were made and the closing cash payment amount under the Merger Agreement was $0.00 (the “Earn-Out Shares”) shall become issuable, in accordance with the terms of the Merger Agreement following the achievement of those certain price thresholds, to the stockholders of Sema4 as of immediately prior to the closing of the Merger; provided that the board of directors of Sema4 (or a duly authorized committee thereof) may, prior to the closing of the Merger, allocate a portion of such Earn-Out Shares to be issued to service providers of Sema4 in the form of restricted stock units of the Company.
Going Concern
For the period from July 10, 2020 (inception) through September 30, 2020, cash used in operating activities was $365,808. Net loss of $56,923 was affected by interest earned on marketable securities held in the Trust Account of $2,790 and changes in operating assets and liabilities, which used $306,095 of cash from operating activities.
As of December 31, 2020, we had cash and marketable securities held in the Trust Account of $442,763,951. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less taxes payable and deferred underwriting commissions) to complete our initial Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our initial Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies. During the period ended December 31, 2020, we did not withdraw any interest income from the Trust Account.
As of December 31, 2020, we had $1,094,681 of cash held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with our initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.50 per warrant at the option of the lender.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our initial Business Combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our initial Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our initial Business Combination. If we are unable to complete our initial Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our initial Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”). In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve. The impact of the COVID-19 outbreak on the Company’s results of operations, financial position and cash flows will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of the COVID-19 outbreak on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, our results of operations, financial position and cash flows may be materially adversely affected.

Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities through December 31, 2020 were organizational activities, the consummation of the Initial Public Offering, described below, and identifying a target company for our initial Business Combination. We do not expect to generate any operating revenues until after the completion of our initial Business Combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We will incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with completing our initial Business Combination.
As a result of the restatement described in Note 2 of the notes to the financial statements included herein, we classify the Warrants issued in connection with our Initial Public Offering as liabilities at their fair value and adjust the warrant instrument to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations.
For the period from July 10, 2020 (inception) through December 31, 2020, we had a net loss of $39,907,599, which consists of operating costs of $206,195, a change in the fair value of the warrant liability of $38,510,584, transaction costs of $1,204,771 offset by interest income on marketable securities held in the Trust Account of $13,951.
Liquidity and Capital Resources
On September 4, 2020, we consummated the Initial Public Offering of 44,275,000 Units, which included the full exercise by the underwriters of the over-allotment option to purchase an additional 5,775,000 Units, at $10.00 per Unit, generating gross proceeds of $442,750,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 7,236,667 Private Placement Warrants to our Sponsor at a price of $1.50 per warrant, generating gross proceeds of $10,855,000.
Following the Initial Public Offering, the exercise of the over-allotment option and the sale of the Private Placement Warrants, a total of $442,750,000 was placed in the Trust Account. We incurred $24,895,463 in transaction costs, including $8,855,000 of underwriting fees, $15,496,250 of deferred underwriting fees and $544,213 of other offering costs.
For the period from July 10, 2020 (inception) through December 31, 2020, cash used in operating activities was $386,106. Net loss of $39,907,599 was affected by interest earned on marketable securities held in the Trust Account of $13,951, a non-cash charge for the change in the fair value of warrant liabilities of $38,510,584, transaction costs of $1,204,771 and changes in operating assets and liabilities, which used $179,911 of cash from operating activities.

As of December 31, 2020, we had cash and marketable securities held in the Trust Account of $442,763,951. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less taxes payable and deferred underwriting commissions) to complete our initial Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our initial Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies. During the period ended December 31, 2020, we did not withdraw any interest income from the Trust Account.
As of December 31, 2020, we had $1,094,681 of cash held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with our initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.50 per warrant at the option of the lender.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our initial Business Combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our initial Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our initial Business Combination. If we are unable to complete our initial Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our initial Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Related Party Transactions
Founder Shares
On July 16, 2020 our Sponsor purchased an aggregate 10,062,500 Founder Shares for a total purchase price of $25,000, or approximately $0.002 per share. In August 2020, our Sponsor transferred 25,000 Founder Shares to each of Munib Islam, Emily Leproust and Nat Turner. On September 1, 2020, we effected a 1:1.1 stock split of our Class B common stock, resulting in our Sponsor holding an aggregate of 10,993,750 Founder Shares and there being an aggregate of 11,068,750 Founder Shares outstanding. The purchase price of the Founder Shares was determined by dividing the amount of cash contributed to the Company by the number of Founder Shares issued. The Founder Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.
The Initial Stockholders have agreed to (i) waive their redemption rights with respect to their Founder Shares and public shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our current certificate of incorporation to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the initial public offering or to provide for redemption in connection with a business combination and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination within 18 months from the closing of the initial public offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame.
Private Placement
Simultaneously with the closing of the Initial Public Offering, the Sponsor and certain of the Company’s independent directors purchased an aggregate of 7,236,667 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $10,855,000. The Sponsor purchased 6,903,335 Private Placement Warrants, and each of Mr. Islam and Dr. Leproust (and/or one or more entities controlled by them) purchased 166,666 Private Placement Warrants. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7). Proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
Furthermore, as described above, pursuant to the terms of the Sponsor Agreement, the Private Placement Warrants will be automatically cancelled immediately prior to the Closing of the Business Combination with Sema4.
Promissory Note – Related Party
On July 16, 2020, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2020 or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $165,081 was repaid at the closing of the Initial Public Offering on September 4, 2020.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into warrants at a price of $1.50 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of December 31, 2020, there were no amounts outstanding under the Working Capital Loans.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than as described below.
Registration Rights
Pursuant to a registration rights agreement entered into on September 1, 2020, as amended on February 9, 2021, the holders of the Founder Shares, Private Placement Warrants and securities that may be issued upon conversion of Working Capital Loans and forward purchase shares are entitled to registration rights. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement
The underwriter is entitled to a deferred fee of $0.35 per Unit, or $15,496,250 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Forward Purchase Agreement
The Company entered into separate forward purchase agreements with affiliates of the Sponsor, Casdin Capital, LLC (“Casdin”) and Corvex Management LP (“Corvex”), in their capacities as investment advisors on behalf of one or more investment funds, clients or accounts managed by each of Casdin and Corvex, respectively (collectively, their “Clients”), pursuant to which, subject to the conditions described below, they will cause the Clients to purchase from the Company up to an aggregate amount of 15,000,000 shares of Class A common stock, or the forward purchase shares, for $10.00 per forward purchase share, or an aggregate amount of up to $150,000,000, in a private placement that will close concurrently with the closing of a Business Combination. The amount of forward purchase shares sold pursuant to the forward purchase agreements will be determined in the Company’s discretion based on the Company’s need for additional capital to consummate a Business Combination. Under each forward purchase agreement, the Company is required to approach Casdin and Corvex if it proposes to raise additional capital by issuing any equity, or securities convertible into, exchangeable or exercisable for equity securities in connection with a Business Combination. The respective obligations of Casdin and Corvex to purchase forward purchase shares will, among other things, be conditioned on the Company completing a Business Combination with a company engaged in a business that is within the investment objectives of the Clients purchasing forward purchase shares and on the Business Combination (including the target assets or business, and the terms of the Business Combination) being reasonably acceptable to such Clients as determined by Casdin or Corvex, as relevant, as investment advisors on behalf of such Clients. Each of Casdin and Corvex will have the right to transfer a portion of its purchase obligation under the forward purchase agreement to third parties, subject to compliance with applicable securities laws. To the extent that the Company obtains alternative financing to fund the initial Business Combination and the Clients participate in such financing, the aggregate commitment under the forward purchase agreement will be reduced by the amount of such alternative financing.
Critical Accounting Policies and Estimates
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We had identified the following as its critical accounting policies:
Warrant Liability
We account for the Warrants issued in connection with our Initial Public Offering in accordance with the guidance contained in ASC 815-40-15-7D under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The fair value of the Warrants issued in the IPO has been estimated using a Monte Carlo simulation methodology as of the date of the IPO and such Warrants’ quoted market price as of December 31, 2020. The Private Placement Warrants were valued using a Modified Black Scholes Option Pricing Model.
Class A Common Stock Subject to Possible Redemption
We account for our Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of our balance sheet.
Net Income (Loss) Per Common Share
We apply the two-class method in calculating earnings per share. Net income per common share, basic and diluted for Class A redeemable common stock is calculated by dividing the interest income earned on the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Class A redeemable common stock outstanding for the period. Net loss per common share, basic and diluted for Class B non-redeemable common stock is calculated by dividing the net income, less income attributable to Class A redeemable common stock, by the weighted average number of Class B non-redeemable common stock outstanding for the period presented.
Recent Accounting Standards
Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our financial statements.
Off-Balance Sheet Financing Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of December 31, 2020. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
JOBS Act
The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We will qualify as an “emerging growth company” and under the JOBS Act will be allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an independent registered public accounting firm’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the independent registered public accounting firm’s report providing additional information about the audit and the financial statements (auditor discussion and analysis), and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of the Initial Public Offering or until we are no longer an “emerging growth company,” whichever earlier.

SEMA4’S BUSINESS
Unless otherwise indicated or the context otherwise requires, “Sema4,” “we,” “us” and “our” in this section generally refer to (i) Mount Sinai Genomics, Inc., a Delaware corporation, and its subsidiaries prior to the consummation of the Business Combination, which will be the business of the post-combination company and its subsidiaries following the consummation of the Business Combination, and (ii) the post-combination company and its subsidiaries following the consummation of the Business Combination.
Sema4 Company Overview
Who We Are
Sema4 is a patient-centered, health intelligence company with a mission to use artificial intelligence, or AI, and machine learning to enable personalized medicine for all. Our integrated information platform leverages longitudinal patient data, AI-driven predictive modeling, and genomics in combination with other molecular and high-dimensional data in our efforts both to deliver better outcomes for patients and to transform the practice of medicine, including how disease is diagnosed, treated, and prevented.
Sema4 has established one of the largest, most comprehensive, and fastest growing integrated health information platforms, collecting and leveraging genomic and clinical data in partnership with patients, healthcare providers and an extensive ecosystem of life science industry contributors. Sema4 is now generating and processing over 30 petabytes of data per month, growing by almost 1 petabyte per month, and maintains a database that includes more than 11.5 million de-identified clinical records, many with genomic profiles, integrated in a way that enables physicians to proactively diagnose and manage disease. This expanding database is a virtuous cycle of data: new data enables us to further develop, train, and refine predictive models and drive differentiated insights, which models and insights we deploy through our next generation diagnostic and research solutions and portals to support clinicians and researchers and engage patients, all of which interactions generate more data to continue the cycle.
Today, by providing differentiated insights through diagnostic testing solutions to physicians and patients in areas such as reproductive health, or Women’s Health, population health, and oncology, or Oncology, Sema4 is reimbursed by payors, providers, and patients for providing these services. In collaboration with pharmaceutical and biotech, or Biopharma, companies, Sema4 receives payments for a broad range of services relating to the aggregated data on our information platform, such as consenting and recontacting patients, the development and implementation of a wide range of predictive models, including drug discovery programs, conducting real-world evidence studies, and aiding in the identification and recruitment of patients into clinical trials. Over the next several years, Sema4 expects to focus on expanding the revenue from our health system and Biopharma partners, while also working to continue to grow the volumes and revenues from our diagnostics test solutions.
While there are many companies seeking to harness the potential of “big data” to address the challenges within the healthcare ecosystem, we believe that few have the scale of Sema4 combined with its revenue-generating diagnostics testing business and origins as a company conceived and nurtured within a world-class health system. These characteristics have enabled Sema4 to build a significant and highly differentiated technological and informational asset positioned to drive precision medicine solutions into the standard of care in an unparalleled way.
Our World Class Team and Unique Origins
Sema4 was founded by Eric Schadt, Ph.D. as part of Icahn School of Medicine at Mount Sinai’s Department of Genetics and Genomic Sciences and the Icahn Institute for Genomics and Multiscale Biology. Dr. Schadt is a world-renowned expert on constructing predictive models of disease that link molecular data to physiology to enable clinical medicine. He has published more than 450 peer-reviewed papers in leading scientific journals, with a public citation or h-index of 128, and contributed to discoveries relating to the genetic basis of common human diseases such as cancer, diabetes, obesity, and Alzheimer’s disease. As of March 31, 2021, Sema4 has over 900 employees, including over 160 Ph.D.-level data scientists whose collective work has been recognized in areas such as data science, network modeling, multiscale biotechnology and genomics.

Sema4 was established out of the Mount Sinai Health System (which we refer to together with its related entities as Mount Sinai) in June 2017 to form a commercial entity that could effectively engage diverse patient populations and health care institutions at scale, founded on the idea that more information, deeper AI-driven learning, and increased engagement of patients and their providers will improve diagnosis, treatment, and prevention of disease. Sema4 has since established and deployed its comprehensive and integrated genomics and information platforms, and intends to continue to expand its scale and reach through organic and inorganic growth.
Our Purpose-Built, Flexible Platforms Address Immediate and Untapped Market Opportunities
With the rapid decline in next generation sequencing costs and the increased accessibility of large scale, commoditized computer hardware and storage information products through the cloud, Sema4 expects that our core information platform, Centrellis®, supported and fueled by our genomic analysis platform, Traversa™, will be well-positioned to drive improved clinical outcomes competitively in the healthcare market.
Sema4’s information platform was built to be highly adaptable to different data types and different diseases and health conditions, with the aim to deliver precision medicine and improved health outcomes across a patient’s entire life cycle. Accordingly, we expect our platforms to capitalize on a wide range of growth opportunities, and we intend to apply capital over time to make targeted acquisitions to accelerate our ability to reach a wider range of patients, integrate more deeply into clinical workflows, and address the significant, unaddressed white space for health intelligence in the healthcare ecosystem. These include a broad range of therapeutic segments, beyond Sema4’s existing focus of our diagnostics solutions for Women’s Health, and Oncology, where we believe there is an immediate need for precision medicine solutions such as in autoimmune disorders, which are expected to represent an approximately $149.4 billion global market by 2025, rare diseases, which are expected to represent an approximately $317 billion global market in 2026, and cardiovascular disease, which are expected to represent an approximately $106.1 billion global market in 2023.
By combining our data-driven approach and our deep understanding of health system workflows, we have developed a holistic health information platform, Centrellis, to transform the disease diagnosis and treatment paradigm for the entire healthcare ecosystem: patients, physicians, health systems, payers, and Biopharma companies. The Centrellis platform is comprised of a data management backend that supports a wide array of databases, data warehouses, and knowledge bases, a data analytics layer to mine the data and construct predictive models that provide differentiated insights, and a series of application programmable interfaces to enable tool and software applications to access the data and models. Centrellis serves as the underlying foundation of our precision medicine solution and comprises a sophisticated data management and analytics engine. In the data management layer, our platform processes and stores data in a highly structured and accessible way, which is then analyzed by an advanced insights engine in the analytics layer that deploys state-of-the-art AI, probabilistic causal reasoning and machine learning approaches, and complementary analytics capabilities to deliver increasingly accurate insights to patients, providers, and researchers across a broad range of applications. Centrellis is designed to transform treatment decisions across multiple therapeutic areas by engaging large-scale, high-dimensional data and querying the predictive models of disease and wellness using patient-specific data to derive highly personalized, clinically actionable insights. Centrellis supports various applications, such as delivery of personalized and actionable treatment insights into clinical reports, clinical trial matching, real-world evidence trials and clinical decision support, through an advanced programmable interface, or API, layer.
We have also developed a comprehensive genomic platform, Traversa™, to serve as the backbone of our screening and diagnostic products and with the capacity to deliver molecular data that can be re-accessed, analyzed and delivered throughout a patient’s lifetime. Traversa is designed to simultaneously assay at clinical-grade coverage all known medically relevant regions of the genome, as well as survey the entirety of the human genome, to surface signals that might be medically relevant to a patient in the future. Traversa is integrated with the Centrellis information platform and is designed to adapt at the rate of learning and to match the significant pace of information and knowledge growth, especially in the genomics arena, to allow Sema4 to provide actionable, accurate, and cutting-edge insights from complex and comprehensive data assets. We also expect this platform to enable Sema4 to scale its operations and to improve its margins in generating secondary insights for patients and providers.

We Are Building Richer Longitudinal Data Through Deeper Patient and Provider Engagement
Sema4 engages with patients, physicians, and health systems as partners and based on principles of transparency, choice, and consent. Driven by our direct engagement with patients and strategic relationships with multiple health systems, the database we have built contains extensive electronic medical record, or EMR, data, surpassing 11.5 million de-identified clinical records, many with genomic profiles, and has been designed to enable Centrellis to draw from our extensive data assets in a way that enables physicians to proactively diagnose and manage disease. We expect our current and targeted strategic relationships will provide us with access to additional active patient cohorts and datasets to fuel this growth and perpetuate our iterative, data-driven business model, including by rapidly scaling our diagnostic test solutions franchise with physicians and patients through direct engagement with multiple health system partners.
In addition to providing a majority of our current revenue and generating hundreds of thousands of genomic profiles, our established diagnostic test solutions also allow us to engage patients directly as partners, both as part of their clinical care and also acting on their behalf, with appropriate informed consent, to acquire, organize and manage any health data generated on them through the course of their care, all of which contributes to the further development of our genomics and information platforms. Further, we have demonstrated patients’ willingness to partner with us. For example, over 80% of diagnostics solutions patients and users who engaged with our patient portal have given us their informed consent to retrieve, organize, and manage their health records and data, and to facilitate their access to and sharing of those data, as well as additional data that patients share and create through their use of our expanding suite of digital experience products.
Our Established Diagnostic Solutions Are Scaling Rapidly
Sema4 currently operates a mature diagnostic business that generates revenue and engages with patients through our varied and sophisticated diagnostics and screening offerings. Our population health offerings are designed to run through our Traversa platform and give us the ability to inform on thousands of diseases and conditions, from rare disorders, to drug safety, to risk profiles across a broad range of common human diseases of significant public health concern. We have developed an array of diagnostic and screening solutions to inform across a patient’s life course, ranging from reproductive health and newborn screening to drug safety and oncology. Our Women’s Health solutions sequence and analyze an industry-leading number of genes, and use Centrellis’ interpretive information tools to translate raw sequencing and clinical data efficiently and accurately into digestible clinical reports that guide decision making by patients and physicians. Our Oncology diagnostic solutions feature both somatic tumor profiling and hereditary cancer screenings, along with a foundational whole exome and whole transcriptome sequencing approach.
Centrellis enables the complex interpretations of these data to identify key driver genes, activated and suppressed pathways, molecular subtypes, therapeutic interventions and matching to clinical trials. We believe our array of diverse diagnostic solutions, built on our differentiated grounding in scientific excellence and coupled with an end-to-end full-service model, have led to our rapidly growing customer bases in Women’s Health and Oncology and increasing traction with health systems, as well as deep, trusting engagement with patients.
We Are Embedding Our Solutions Through Innovative, Deep Relationships
Our origins in and subsequent work with Mount Sinai have provided us with an extensive understanding of health systems, patient, and physician workflows as well as the complex interconnectivities that define patient-physician relationships. We have used this knowledge to develop our integrated health system collaboration model, where we have the capabilities necessary to integrate across health system workflows as a holistic health intelligence partner in order to deploy our comprehensive genomics and information platforms, our data curation and harmonization capabilities, and our patient and provider engagement software applications. Our solutions support our health system partners across their operations, helping them integrate a new standard of care and creating a deep relationship with Sema4 that helps both partners realize the potential of the relationship. In addition to creating diagnostic revenue and a clinical relationship with our health system partners and their patients, this engagement provides us with access to insights informed by analyzed and processed EMRs from the health system, as well as the expansive molecular information we generate from our genomics platform as the health system’s precision medicine partner. Learning from our long-standing relationship with Mount Sinai, we have refined a health system engagement model that is both operational and economic and designed to maximize both Sema4 and our health system partner’s value from the relationship. We are currently activating and expanding our relationships with several leading health systems that will expand our access to data and that we expect will position our platforms for rapid growth and broad commercial opportunities, and have recently signed contracts with three new health systems in support of this strategy.
Centered on Centrellis and Traversa, we have also established and continue to seek strategic relationships with Biopharma companies to enable innovation across the entire drug lifecycle, from next generation drug discovery and development, to post-market efficacy surveillance, to informing on bioavailability, toxicity, tolerability, and other features critical to drug development. We have demonstrated the ability to integrate across all aspects of the next generation therapeutic and drug development process, including: biomarker identification as part of early stage drug discovery; identification, validation and prioritization of drug targets; clinical trial patient recruitment; real-world evidence studies; and identifying new markets and indications for existing assets. We believe our solutions allow our Biopharma partners to harness the potential of big data to enable the development of next generation precision medicine therapeutics.
The Current Opportunity for a Comprehensive Health Information and Precision Medicine Solution
“Big data” and analytics have been increasingly viewed as critical components of healthcare delivery in order to achieve the best patient outcomes at increasing efficiencies, including participation in clinical trials and research to deliver more accurate insights that augment clinical decision making. There has been an exponential increase in the availability of health-related data in recent years, driven by increasing digitization of medical records and the adoption of fast-moving technologies such as imaging and next generation sequencing capable of generating massive amounts of data on individual patients. However, we believe today’s practice of medicine persists in classifying patients in more binary terms—healthy or sick, high risk or low risk—based on clinical assessments that are informative but ultimately overly simplistic, based on low-dimensional biomarkers, with many diagnoses still applying thresholds that are predefined using standardized epidemiological tables.
Sema4 is here to change that. Sema4’s goal is to enable the transformation of traditional practices in medicine, and we recognize that a different approach is required in order to fully harness the potential of big data. Accordingly, we seek to achieve this through a single, health intelligence solution that systematizes, harmonizes and curates data; standardizes genomic data across diseases and conditions; and integrates and applies probabilistic, causal reasoning to the healthcare data available today to improve patient clinical outcomes, to enable better physician diagnostics and decision making, and to optimize the life cycle of next generation therapeutics.
Centrellis: Our Health Information Platform Solution
By combining our data-driven approach and our deep understanding of health system workflows, we have developed a holistic health information platform, Centrellis, to transform the disease diagnosis and treatment paradigm for the entire healthcare ecosystem: patients, physicians, health systems, payers, and Biopharma companies. Centrellis is the culmination of our critical competencies and goals as a company:
•technologies aimed at patient and provider engagement,
•the generation, aggregation and standardization of multi-dimensional data, and
•the modeling and generation of differentiated, domain-specific insights
Driven by the virtuous cycle and interconnection of our clinical diagnostics products, rich data assets, database engineering and data science applications, we continue to evolve and deploy our platform to facilitate a better understanding of disease and wellness and improve the standard of care through information driven knowledge and understanding.

Provider Engagement Technologies: Sema4’s Next Generation Tools
We have built comprehensive solutions in Centrellis that enable clinicians, researchers, and patients to engage with the relevant structured health data and to leverage our predictive models of disease and wellness and produce clinically actionable insights.
For clinicians and researchers, we have designed Centrellis’s adaptive learning capabilities and tools to enable health systems and clinicians to manage their patient care, research, and health data in one place and to adapt to rapidly changing scientific and clinical norms through an advanced programmable interface, or API, layer, including:
•Integration and on-boarding for health systems and practices that connects data from EMRs and disparate and varied databases,
•Searching and analyzing cohorts of patients, allowing an assessment of their patient populations and quality of care in real-time,
•Enabling clinical decision support and personalized and actionable treatment insights into clinical reports,
•Identifying patients who are candidates for certain clinical genomic analyses,
•Managing the clinical analysis ordered for their patients, from ordering, tracking, resulting, and reanalyzing based on new findings,
•Supporting clinical care and research by matching patients to available clinical trials based on highly personalized inclusion and exclusion metrics, and
•Informing on administrative decisions including as they relate to patient growth, total cost of care, and risk identification and mitigation.
Patient Engagement Technologies: Building Trust and Providing Value Through Clinical Partnership
We are dedicated to giving patients control of their own health data, and in support of this goal, we have designed patient access to Centrellis through our patient portal. Patients have demonstrated their trust by engaging with Sema4 and providing consent for us to collect and store their EMR data. After creating an account, patients are able to manage and track the clinical analysis that Sema4 is performing for them, including by being able to track, receive, and understand the initial insights into their clinical tests and data (including expanded carrier screening, or ECS, tests, and hereditary cancer tests), and to access Sema4’s supporting clinical services, such as genetic counseling. Our patient portal also provides patients with the opportunity to partner with Sema4 to collect, manage, and regularly update their health data from their disparate healthcare providers, and help participants engage with their data through user-friendly applications, such as their genomic ancestry, personalized residual risk calculations, and other clinical and educational insights and information through important health events, like their pregnancy journey. For patients who have indicated their willingness to participate in research studies, our platform also provides integrated digital informed consenting and research program participation, through transparent, institutional review board approved processes, including targeted clinical trials offerings that provide relevant alternatives and access to the latest scientific trials.
Activating Data Through Generation, Curation and Engineering
In order to create an accessible and usable database that can support interpretation consistently across patient populations represented within the broad healthcare ecosystem, we designed Centrellis to aggregate large-scale and diverse data, abstract and structure informative unstructured data, and finally integrate the data into an accessible, web-scalable data warehouse that employs a common data model across a broad series of databases. Unstructured data derived from EMR and associated data are run through multiple pipelines leveraging machine learning-enabled natural language processing, augmented as needed by human annotators, to extract information and knowledge from those data and then structure and implement extensive quality assurance processes for the resulting annotations. Our multiscale, integrative strategy allows us to connect the processed EMR data with complex biological data from many sources, such as the genome, proteome, transcriptome, epigenome, and microbiome. Our standardization of the genomic and EMR data also allows us to pursue strategic relationships in the Biopharma industry, connecting Biopharma companies with clinicians and researchers to create computational models of disease, discover and validate targets and biomarkers, help design clinical trials and recruit patients, and support the collection of real-world data and evidence.
Sema4 not only collects data from external sources, but also generates clinical-grade genomic datasets in our clinical and research processes, which further fuels the richness of the data from which Centrellis draws. Our genomic infrastructure enables us to convert bio-samples into datasets that span a range of genomic modalities, from DNA and RNA sequencing to epigenomic profiling, as well as different next generation sequencing technologies, including long-read, single molecule sequencing, low pass whole genome sequencing, and additional transformative technologies. Together with our diagnostic solutions, we use this multi-technology approach to ensure we generate data to comprehensively cover clinically actionable insights from and common variation in the genome, enabling the diagnosis of rare conditions and diseases or risk of passing on mutations to offspring that may cause severe disease, predicting risks of developing diseases such as cancer, predicting tolerability of various therapeutics, and creating broad genomic health profiles through the use of polygenic risk scores.
Our Advanced Domain-Specific AI Informatics for Insight Generation
Finally, we believe our informatics and analysis capabilities form a meaningful connection between the web of databases that we have created in our data warehouse and the utility of Centrellis to our users. Based on our informatics engine, Centrellis generates deep interpretive insights derived from large-scale, multi-omic data, taking advantage of our deeper data generation capabilities, and provides actionable treatment recommendations and innovative research findings. These insights are provided to patients, clinicians, researchers, and partners through the tools described above.
We are also continuing to develop these models and insights. Our researchers have developed a methodology to integrate diverse multi-omics data, including genomic, transcriptomic, and proteomic data, into causal probabilistic networks that help us to understand disease processes and identify key biomarkers through advanced network analysis. Our scientists have pioneered the use of DNA variation information to statistically infer causal relationships among any number of traits that have common genetic variance components. These approaches allow our teams to infer directed causal relationships among a pair of traits with shared genetic variance components, which then can be more systematically applied to traits to infer probabilistic causal network structures that can be mined for a broad range of discoveries. We also designed Centrellis with a high degree of flexibility to allow the platform to adjust to the rapidly changing and advancing health information landscape, highlighted by our Traversa genomic analysis platform, which we believe will lead to improved cost profiles over time as assays transition to whole genome sequencing at increasing resolutions.
As we collect and analyze additional datasets, our platform enables the virtuous cycle of data, and we are able to further refine our products and hone our capabilities to provide enhanced analysis of these data. More data and more insights generate further data and insights to support our models. We have constructed automated pipelines to continuously search the literature and research repositories to expand and distill our knowledge graphs, which are in turn queried to provide the interpretations and insights delivered to users of our systems. To support our interpretations and insights, we utilize internal experts as needed to help resolve conflicting findings to improve upon the actionable insights we deliver to physicians and patients.
Traversa: Our Genomics Platform for Optimizing Screening and Diagnostic Genomics Products and Population Health Initiatives
Traversa is our comprehensive genomics platform that has been designed to serve as the backbone of our genomic analysis products, and Sema4 is in the process of transitioning all of our genomic analyses to this platform. For products on the Traversa platform, Sema4 generates data on all known medically relevant regions of the genome at clinical-grade coverage, as well as low-pass whole genome data to span all common variation in the genome. We also ask for the patient’s consent to biobank the corresponding samples for future clinical testing. While we report on the specific genes analyzed at the request of the clinician and patient, these baseline data and bio-banked samples allow us to respond to requests for additional analysis quickly by generating “in silico” interpretations on genomic data already existing on a patient and to surface signals that might be medically relevant across a patient’s life course.
When deployed at across an entire health system, as we intend with our health system partners, Traversa will enable data driven collaborations and initiatives with health systems by establishing comprehensive clinical and genomic data profiles with patient consent. Particularly where integrated with EMR data, Traversa provides health systems with a unique opportunity to deploy population health management programs because of the robust data from which those programs will draw and because of the efficiencies it will create across the health ecosystem by eliminating the repetition of the most time-consuming and costly aspects of genomic analysis, including sample collection and preparation and the generation of sequence data. Using Traversa, clinicians and health systems will have the freedom to advance patient care by allowing clinicians to establish clinical utility and drive adoption of new analysis products, which we believe will consequently expedite improved reimbursements against lower total production costs for those offerings.
We Collect and Manage Rich, Longitudinal Data Built from Diverse Sources
The health information database that Sema4 has created draws from many complementary sources, which we manage in accordance with patient consent and preferences, our regulatory obligations, and our transparent privacy policy and practices. These data are housed in a complex, cloud-based data lake that allows us to manage the various rights and obligations for each dataset at a granular level, including patient-specific requests with regard to their data.
This database includes data generated in the performance of our clinical services to patients and clinicians, including Women’s Health and Oncology testing, as well as additional data that patients provide to us through their engagement with our patient portal and research programs. In addition, we participate in health information exchanges and public database programs, including through the National Institutes of Health. We also generate and collect data by collaborating with our research partners and provide sequencing and analysis services in connection with research programs. We further leverage the data rights provided by patients and secured through our strategic relationships, such as our oncology information partnership with VieCure that by the end of 2021 is expected to provide us with access to multiple cancer centers and data from all of their active cancer patients, with the number of newly diagnosed active cancer patients growing substantially each year. Additionally, Sema4 supports health systems and other clinical service providers by applying our Centrellis tools to their clinical workflows and medical record databases, and Sema4 receives certain rights to work with anonymized datasets and to partner with the health systems in their ongoing clinical and research programs. We have provided such services extensively for Mount Sinai and are in the process of expanding this program with additional health systems, including NorthShore University Healthsystem, as discussed below For more information regarding our data arrangements with Mount Sinai, see “Certain Relationships and Related Party Transactions —Sema4’s Related Party Transactions”.
Our Established Diagnostics Solutions
Sema4’s existing diagnostics solutions business centers around Women’s Health and Oncology and our industry-leading diagnostic solutions are powered by Centrellis and delivered through a full-service model that efficiently integrates into provider workflows. Currently, we derive the majority of our revenue from these established diagnostic test solutions.
Our Women’s Health Solutions
Our deep foundation in Women’s Health began before Sema4’s formation within Mount Sinai, where our lab—then called the “Mount Sinai Genetics Testing Lab”—pursued the goal of providing compassionate patient care to a highly diverse population while advancing science through education, research, and outreach. We pioneered accurate and precise pre-conception genetic screening, and we have continued to build upon that work, expanding its focus into a multi-generational and pan-ethnic view of the health of individual women and their families. We continue our focused effort to accelerate the expansion of genomic diagnostic solutions, secondary insights, platform solutions and enriching health system value to drive continued growth in our Women’s Health business, including by leveraging our state-of-the-art genomic infrastructure and Centrellis platform.

Carrier Screening: Deriving population-health insights from genomic data to differentiate our industry-leading tests
Sema4’s Expanded Carrier Screen, or ECS, test is one of the most comprehensive and accurate carrier screening tests available in the market, covering up to 502 genes. We provide a comprehensive solution to physician practices to enable them not only to deliver sophisticated differential insights and care management guidance in support of the clinician’s care plan for the patient, but to also do so with minimal impact on the practice’s operation, helping to ensure physician offices are not overwhelmed by the amount of information and follow up that can be necessitated by carrier screening.
Sema4’s ECS solution uses proprietary technology to identify a patient’s molecular ancestry on a genome-wide level for personalized residual risk assessments by analyzing patient-specific genealogical information that is critical to better understand a patient’s chance for passing on inherited disease. This technology has been designed to increase the accuracy of the residual risks reported to patients, in comparison to competing products that determine residual risk based on using self-reported ancestry information that does not reflect the population groups represented in the patient’s genome. Our solution also provides patients with personalized residual risk education, along with the option to view their molecular ancestry report in the Sema4 patient portal.
Sema4’s Non-invasive Prenatal Select Solutions
Sema4 Noninvasive Prenatal Select is a comprehensive noninvasive prenatal test, or NIPT, that screens for autosomal and sex chromosome aneuploidies. Our advanced sequencing technology has been designed to provide reliable results down to approximately 2% fetal fraction, the amount of fetal cell-free DNA in the maternal blood sample, and has been designed to have a low failure rate, which helps reduce the need for redraws, limits unnecessary invasive procedures, and improves time to results.
Expansive development in prenatal screening allows Sema4 to advance scientific efforts to deliver Genome Wide Screening and includes the ability to detect additional whole chromosome aneuploidies and copy number variations, or CNVs. We believe an updated bioinformatics pipeline will help to further reduce false positives. We expect to release new versions of our code in 2021, which we believe will help improve the positive predictive value for CNV calling through fetal fraction enrichment and CNV normalization through nucleosome positioning and fragment characteristics
We are developing these future test versions to enable the detection of single gene disorders, such as cystic fibrosis and sickle cell disease. This testing may be used for at risk couples to screen a pregnancy for genomic analysis of a specific disorder or as a general screening tool with a panel of diseases. We believe these code enhancements will also facilitate validation of polyploidy, fetal zygosity and molar pregnancy detection, all of which are important aspects of screening pregnancies for chromosomal abnormalities and are not widely available through non-invasive testing.
Our Natalis Newborn Screening Solutions
Sema4’s Natalis test is an extension of the Sema4 screening portfolio allowing for detection of heritable conditions from pre-conception, pregnancy and childhood. Newborn Screening, or NBS, detects heritable conditions that are amenable to medical management in newborns and young children. Natalis screens for 193 conditions where knowledge of the condition by the pediatrician may result in prescribing treatment with medications, dietary modifications, or other therapies to improve the baby’s health. All positives are confirmed using biochemical and molecular analysis. Natalis screens for up to five times as many conditions as the newborn screening programs run by certain state governments.
The Sema4 Signal Precision Oncology Solutions
We believe that our Centrellis platform, combined with our comprehensive whole exome and whole transcriptome tumor profiling and hereditary cancer genomic testing solutions, will make a meaningful difference in transforming cancer care. Sema4 has developed the “Sema4 Signal®” portfolio of solutions to be leveraged individually or as part of a holistic solution for precision oncology care. The Sema4 Signal portfolio features the integration of our germline, somatic, and informatics tools, along with customized services to meet patient needs and to help drive better personalized care. The Sema4 Signal products include our oncology genomic test solutions, our molecular and clinical data curation and annotation capabilities to inform on the genomic information in the context of the patient’s previous and current medical records, and various software applications to enable engagement of these data and complex results to facilitate clinical decisions or research discoveries.
The Sema4 Signal Hereditary Cancer Solution
Our Sema4 Signal Hereditary Cancer solution determines if a patient carries an inherited genetic change that increases the risk of cancer or informs on cancer treatment. It is used to inform personalized medical management decisions to aid early detection and prevention of cancer, as well as to determine the most appropriate treatment approaches if cancer occurs, and strategies to reduce risk of additional cancers.
We offer one of the most comprehensive set of panels on the U.S. market, and deliver this solution supported by the Traversa platform to enable us to adapt our panels as new discoveries on clinically actionable variants are made, enabling our genomic testing solutions to adapt at the rate of learning. Our solution includes tools to enable testing at the point of care or outside the office, including digital ordering via an EMR portal, video-based education, saliva procurement in the patient’s home, proactive billing investigation, pre- and post-test genetic counselling and family outreach to enable cascade testing.
Our Hereditary Cancer Solution is a unique product in our portfolio in that it is sold in connection with our Oncology and Women's Health solutions. For affected cancer patients, integrating hereditary cancer with our Sema4 Signal Whole Exome and Transcriptome and our informatics offerings creates a holistic approach that can help inform better personalized clinical care decisions. For unaffected patients, our Sema4 Signal Hereditary Cancer solution is incorporated into both our Women’s Health and Population Health products and services.
Our Signal Whole Exome and Transcriptome Solution
We believe our Sema4 Signal Whole Exome and Transcriptome solution is one of the most comprehensive molecular profiling solutions from a commercial entity to receive New York State approval. Our profiling platform integrates tumor-normal matched whole exome sequencing, or WES, with whole transcriptome sequencing, or WTS, to deliver clinically actionable information about somatic and germline alterations in solid tumors and hematologic malignancies. This solution provides for access to a holistic view of a patient’s genome and insights into novel fusions, splice variants, and molecular pathways. It also provides for germline findings for cancer and non-cancer genes, as per American College of Medical Genetics guidelines, with relevance to comorbidities, such as familial hypercholesterolemia, and certain drug interactions.
Sema4 delivers the WES/WTS solution using a number of proprietary tools housed in Centrellis, including our oncology knowledge-base, which contains comprehensive structured data and learnings on clinically relevant variants, including curated maps that link relevant clinical trials to variants that serve as eligibility biomarkers for the trials, as annotated by Ph.D. oncology experts. Sema4’s variant interpretation station for oncology automates clinical reporting by managing the variant curation process and recommending suitable therapies. This AI-driven genomic platform is updated regularly with recent medical literature and prioritizes clinically-significant variants, enabling providers to quickly review and leverage actionable insights.
Regulatory Strategy and Managed Care
We have developed and are advancing our strategy to drive increased reimbursement and higher average selling prices, or ASPs, for our Sema4 Signal Oncology solutions. As part of this strategy, we are expanding our presence in select markets covered by the Molecular Diagnostic Services Program, or MolDx Program, by Palmetto GBA. We plan to submit our WES/WTS and other tumor profiling solutions and take advantage of the established coverage and reimbursement for Comprehensive Genomic Profiling.
We also intend to move all Oncology solutions onto the Traversa platform, which we expect will substantially reduce our production costs and streamline our analysis operations, and we are preparing to submit our WES/WTS for approval by the FDA by engaging in the studies needed to demonstrate clinical utility, which will, if approved, enable us to enhance our coverage and reimbursement with our commercial payors.

Sema4 Signal Informatics Solutions
To complement the genomics diagnostic solutions, the Sema4 Signal products leverage Centrellis’s provider engagement technologies, described above, including to automatically abstract, annotate, and combine oncology specific datasets, including clinical medical record data, imaging, and genomics. This clinical-genomic data set is provided back to health systems and providers and is powered by our digital applications to drive better personalized care for patients, improved system-wide quality of care and increased financial and research activity.
Our Covid-19 Testing Initiative
In response to the worldwide COVID-19 pandemic, in the first quarter of 2020, Sema4 rapidly leveraged its existing technologies and infrastructure capabilities, supplemented by a requisite set of technologies and services, to offer a comprehensive COVID-19 diagnostic testing service for our customers.
Within a highly concentrated and coordinated research, development and commercialization planning effort over a ten-week period, we developed a testing solution designed to assist the State of Connecticut and commercial customers looking to safely return their employees to the workplace. In particular, we developed a set of technologies and services that led to Sema4 implementing viral genomic sequencing and testing capabilities in our Branford lab, including securing a reliable supply chain for chemical reagents and testing kits. To complement the COVID-19 testing services, Sema4 built out an integrated, end-to-end software environment by adapting our Centrellis platform to the needs of COVID-19 patients, then expanded our existing customer services and support framework to accommodate the unique turn-around time and workflow needs of COVID-19 testing. Since April 2020, Sema4 has completed hundreds of thousands of COVID-19 tests across a wide range of patients in both public and commercial settings.
Our Solution for Health Systems and Providers
Our origins within a large academic medical center helped us establish our integrated health system collaboration model, where we seek to integrate our platform across numerous health system workflows to enable precision medicine solutions using Centrellis, from Women’s Health, to Oncology, to patient wellness. Our provider and health system engagement offerings include patient and provider portals, facilitating scheduling of patient appointments, patient consenting, pre-test and post-test genetic counseling, results delivery and patient record management, among other tools and applications that are designed to allow physicians to better engage contextualized information around their patients to improve decision making.
Our Health System Engagement Model
We believe we have developed a compelling value proposition for our initial health system partners, with distinguishing features including our focus on serving local community populations, our track-record of delivering digital or technology-enabled standards of care, and our investment in precision medicine and adoption of genomic diagnostic solutions, with our desire to have predictive insights permeate all service lines and the general patient experience in their system. In addition to our deep relationship with Mount Sinai, we have contracted to deploy Centrellis in additional health systems, which we expect will expand our impact and reach.
Sema4 has refined a health system engagement model designed to maximize both Sema4 and our partner health system’s value from the relationship. We balance clinical-grade and research-based projects in order to deliver value in an economically sustainable manner and establish health and economic performance metrics that form the basis of quarterly steering committee reviews with the program’s executive sponsors. Our model focuses on:
•Embedding our genomic analyses as a standard of care for Women’s Health, Oncology and/or specific diseases, which includes Sema4’s full-service model including patient and provider education, patient engagement, genetic counseling and integration with the health systems’ clinical workflow and EMR,
•Enhancing existing health system data sets by leveraging Sema4’s data curation capabilities for both structured and unstructured data to identify clinical utility that can be used by health system providers, researchers and administration,

•Developing software applications to facilitate deeper engagement of the enhanced health system data we produce, such as reconstructing and visualizing patient health journeys, identifying patient cohorts based on any number of filter criteria, and characterizing outcomes of patients in response to different treatments prescribed,
•Establishing population health programs where health system patients are invited to broad population genetic screening, and
•Developing mutually beneficial research collaboration programs that leverage the strengths of Sema4 and its health system partners.
Sema4 seeks to develop its products and services by focusing on partnering more intimately with a select number of health system partners with whom we can deeply integrate and deploy holistic solutions that drive improvements in both economics and outcomes for patient populations. We then intend to take our learnings and developments to deploy more widely, fundamentally re-imagining the care model with similarly committed partners.
Our Solutions Create Mutually Beneficially Value for Sema4 and its Health System Partners
Sema4 pursues strategic relationships with health systems that evaluate financial returns on a holistic basis. We evaluate success on a long-term basis and recognize that the primary aim of every health system is to provide superior patient care with improved health economics. As such, Sema4 intends to use the proceeds from the Business Combination, the PIPE Investment and related transactions to accelerate growth in our health system relationships by further investing in research-oriented projects, as well as data curation, platform integrations, and building standards of care to operationalize our testing programs. Starting with Mount Sinai and extending throughout our network, Sema4 intends to cross-validate and scale our technologies across health systems, as we seek to enable patients by leveraging data and tools across systems and patient populations in a network model so each partner can benefit from what is being learned across the healthcare ecosystem. One such health system where Sema4 has established a strategic relationship is NorthShore University Healthsystem, where we are integrating our data-driven precision medicine solutions, built on the Centrellis and Traversa platforms, into the standard of care to deliver personalized insights and improve clinical outcomes to eligible participants included in the 1.2 million patients served by NorthShore.
Sema4 as a Broker and Catalyst for Commercial Engagement Between Health System and Biopharma Companies
While health systems and Biopharma companies have an established ability to collaborate effectively and will continue to partner directly, we believe that Sema4’s network in both segments of the healthcare ecosystem and ability to add value to these relationships through data engineering makes it well-positioned as a valued collaborator for both types of organizations. Biopharma collaborations are often not the focus for health systems, as they have high start-up costs to develop relationships that extend to patient care. Sema4 can support its health system partners by working more collaboratively with the health systems to understand their capabilities and how those capabilities are complemented by Sema4’s enhancement of a health systems’ data assets and clinical-genomic data generation capabilities, and by facilitating solutions that can be provided jointly to Biopharma companies. For example, Sema4 has built tools that comply with applicable security requirements and regulations and that leverage Centrellis datasets to help Biopharma companies understand clinical trial eligible patient population characteristics and help launch trial sites or design trial protocols more precisely. In turn, health systems can enroll more of their patients into clinical trials and research, bringing their patient population innovative treatments.
Sema4’s Biopharma Solutions Engage and Enable Our Partners
We have established and continue to seek strategic relationships with Biopharma companies to enable drug discovery, development, and commercialization. We have demonstrated the ability to integrate across the pharmaceutical life cycle as a result of the unique data and patient and provider engagements developed in our health system relationships and information-driven diagnostics solutions, combined with our powerful analytics capabilities and software solutions.

The Biopharma industry has become increasingly competitive as it moves toward the more precise targeting of patients in crowded disease segments and we believe this trend positions Sema4 as a key partner for Biopharma companies to build a competitive advantage by unlocking the power of big data and enabling next generation precision medicine.
We Strive for Interconnected Strategic Relationships
We serve our Biopharma customers through a unique combination of clinical testing services, clinical and research study design and execution, and advanced data and analytics capabilities.
Sema4’s competitive advantage in this space comes from leveraging comprehensive data generated via testing, integrating these deep molecular profiles with clinical patient information, and representing this comprehensive patient data in the Centrellis platform. This enables us to create direct and real time integration of clinical and genetic data with providers connected to drug discovery research, real world evidence studies, and other therapy development opportunities. We are also able to utilize Sema4’s solutions and unique data assets to enroll patients into clinical trials and to connect Biopharma partners to patient populations matching eligibility criteria for their trials, to facilitate patients receiving novel therapies still under development, and to perform broad genomic and transcriptomic sequencing on health system partner sample banks in collaboration with Biopharma partners.
In our engagement with Biopharma customers, we are focused on a range of disease conditions, including oncology, autoimmune and inflammatory disorders, and rare diseases. Our disease-agnostic approach provides us with the flexibility to support our Biopharma partners across varied therapeutic areas. We continue to work with our Biopharma partners to identify their specific needs and broaden the scope of our disease coverage accordingly.
We believe that, because of our core capabilities and differentiated approach, we are well-positioned to support next-generation drug discovery, development, and commercialization. We further believe our ability to generate deep, clinical-grade multi-omic datasets renders us a valuable genomic testing solution provider for precision medicine Biopharma products. Through direct engagement of providers and patients, we assist Biopharma partners in a patient-centric approach to research and clinical development. By obtaining and curating high-dimensional data in our Centrellis platform, we can deliver novel insights that help to de-risk the development of next generation therapeutics, provide for pharmacologic proof of concept via the integration of genomic and clinical data support, reduce development costs, enhance the patient experience, and increase speed to market. We believe the integration of our solutions forms a holistic and highly differentiated value proposition to Biopharma customers and makes Sema4 a key partner to support our customers across the Biopharma value chain.
Sema4’s BioPharma Product and Service Offerings Suite
Leveraging our core set of capabilities, we offer a suite of products, services, and solutions to our Biopharma customers. While each of these solutions can represent a standalone offering, we believe that our Biopharma partners can realize significant value when collaborating with our team to utilize a more integrated, end-to-end solution. We have demonstrated the ability to develop these deep, integrated strategic relationships with Biopharma companies. For example, Sema4’s five-year collaborative study with Sanofi S.A., or Sanofi, is centered on discovery of new insights into the biological mechanisms and other factors implicated in asthma to help drive Sanofi’s next generation of asthma targets as well as to enhance Sanofi’s understanding of the relevant populations for both its current and in-development therapies and the therapies marketed by others. This asthma study is currently recruiting nearly 1,200 patients, and involves comprehensive clinical characterization of patients and controls, longitudinal monitoring of patient conditions through various applications and devices, collection of biological samples for molecular profiling and generation and integration of DNA and RNA sequencing data with clinical and device acquired data. The study is also leveraging the integrated, longitudinal data to construct models of asthma to stratify patients into subtypes, and seeking to better understand treatments relevant to different subtypes or where there is unmet need for further drug discovery efforts. Along with Sanofi, we will collect traditional clinical data, genomics, immunological, environmental, and sensor data from mobile devices to enable sophisticated analyses and to include advanced causal network modeling.

In general, our Biopharma strategy focuses on three main offering areas:
•Genomic Testing and Analysis Solutions: We serve as a comprehensive clinical testing lab, offering a broad menu of molecular, cytogenic and biochemical testing services for our Biopharma partners. Our technology development group enables us to apply innovative profiling technologies such as long-read, single-cell and spatial molecular profiling approaches to help address our Biopharma partners’ challenges. The data generated by these capabilities, when combined with our analytics services, can produce insights that inform on disease biology, improve and accelerate the drug development process, and help ensure that patients can be made aware of relevant treatment options.
•Data and Analytics Solutions: Centrellis enables us to provide our Biopharma partners with unique, data-driven insights that can help to accelerate the development of precision medicines, utilizing HIPAA-compliant, de-identified datasets. Using advanced analytics and causal network modeling, we work with partners to organize high-dimensional data in ways that facilitate the identification of statistically-inferred causal relationships that enable the identification, validation and prioritization of biomarkers and targets; identify molecular subtypes of disease; and predict patient disease progression, prognosis, drug response, adverse events, and other clinical outcomes. We believe that one of our particular strengths is our data science team, which is comprised of experts published in leading scientific journals, particularly in the area of probabilistic causal reasoning from multi-layered data. Additionally, we support our customer’s real-world evidence needs by using our platform to characterize patient and diagnostic journeys. We work with collaborators, researchers, and key opinion leaders to build new models of disease and develop analytics solutions that enhance our understanding of disease and deliver insights to Biopharma partners that can further optimize their operations.
•Clinical Trial Enablement Solutions: We believe that Centrellis, combined with our active, direct engagement of patients and providers in our Women’s Health and, by extension, rare disorders, Oncology, and population health solutions, positions us well to assist Biopharma partners in their clinical development activities. We have developed a number of software as a service, or SaaS, products to enable Biopharma clinical development, including a clinical trial patient matching product and a clinical trial design product that work with our longitudinal clinic-genomic dataset. Given our patient consent structure, we have the ability to re-contact patients who may benefit from a Biopharma sponsor’s trial. We have developed novel, technology-enabled workflows and solutions that allow us to search for and identify relevant patients in a manner that fully maintains patient confidentiality, and work with providers to assess and enroll these patients in clinical trials. The breadth of search and precision of this method of patient recruitment can substantially improve trial timelines versus traditional recruitment methods. We also assist Biopharma partners seeking to use high-quality genomic analysis to assess patient eligibility for clinical trials. For example, we announced a collaboration with Janssen Pharmaceutical Company of Johnson & Johnson, or Janssen, in the area of genomic testing and advanced data analytics to more efficiently and accurately identify patients who could be candidates for oncology clinical trials in September of 2020. In December 2020, we also announced a strategic agreement with Merus N.V. to utilize our advanced genomic testing to identify patients with tumors harboring specific, rare mutations. We believe our clinical testing services and data solutions make us a key partner for supporting efficient clinical trials.
Our Growth Strategies for our Biopharma Business
We have successfully collaborated with Biopharma partners in engagements that utilize our data access and our data curation, analytics, and sequencing capabilities across research, clinical development, and commercial applications, including but not limited to the aforementioned Sanofi, Janssen and Merus relationships.
Our strategy for increasing our share in the Biopharma market is closely aligned and coordinated with our corporate strategic objectives. The core features of our Biopharma growth strategy are:
Grow the multi-dimensional datasets that feed the Centrellis Platform: As we increase the amount of patient data flowing into Centrellis, we can offer more and deeper insights to our Biopharma partners to assist them in next-generation drug discovery, development, and commercialization.

Continue to engage diverse patients and providers to increase patient access to clinical trials and improve trial recruitment: Our patient-centric approach includes finding relevant clinical trials for certain patients, and because we have growing relationships with established health systems, we have access to highly diverse patient populations. We act as a technology-enabled broker between health systems and Biopharma companies by working more collaboratively with the health systems to understand their capabilities, and how those capabilities are complemented by Sema4’s capabilities and Sema4’s enhancement of a health systems’ data assets and clinical-genomic data generation capabilities. We then facilitate the matching of the solutions that can be provided jointly to Biopharma companies, including to improve the speed and precision by which patients are identified and recruited into trials that may benefit them. As we grow the number of points of contact we have with health systems and patients, we intend to continue to scale this solution, ensuring that a broad and diverse patient population can access trials, and concomitantly that Biopharma clinical trials can recruit patients more quickly.
Focus on continual product development and improvement across our testing offerings and data solutions: Given the competitive markets that we operate in, we must be responsive to scientific and technological advancements as well as customer needs in order to grow and maintain market share. We intend to continue to build upon our competitive advantages in data, analytics and patient and provider engagement to develop market leading products.
Form deep, integrated relationships with Biopharma partners that leverage the full breadth of our offerings: We believe that one of our strongest value propositions to Biopharma partners is our ability to effectively integrate our multiple solutions into a coherent and holistic solution that we believe few of our competitors can offer. Biopharma companies are increasingly working in a more coordinated fashion across their research, development, and commercial departments, and we believe that we are in a strong position to build computational models that can inform decision-making in a more coordinated manner across these previously segregated parts of Biopharma companies. We intend to continue to pursue broad, collaborative, multi-faceted engagements with Biopharma partners that allow us to deliver the maximum value possible. We believe these engagements have the potential to provide recurring revenue streams via multi-year contracts.
Pursue novel business models that allow us to diversify our revenue streams: Given the unique insights we can deliver to Biopharma customers, we believe there is a significant opportunity for us to grow our revenue through new strategic relationships with Biopharma partners. We are currently assessing multiple business models in this area, including those that involve revenue from drug development milestones and royalties. These potential business models include drug discovery-focused joint ventures with Biopharma customers as well as other relevant Biopharma industry participants.
Research and Development
Sema4 has invested a substantial amount of time and expense into research and development for its technology and test offerings, which requires the continuous improvement of software capabilities to analyze data and process customer orders. Sema4’s research and development efforts focus on several key areas, including multiscale biotechnology, assay development across sequencing technologies, data science and engineering, and the development of network-based models. Sema4 expects its research and development activities to increase as it innovates and expands the application of its current and future platforms including Traversa and Centrellis.
Sema4’s internationally recognized research team includes leaders in data science, network modeling, multiscale biotechnology and genomics. As noted above, our CEO, Eric Schadt, is a world-renowned expert on constructing predictive models of disease that link molecular biology to physiology to enable clinical medicine. He has published more than 450 peer-reviewed papers in leading scientific journals, with a public citation or “h-” index of 128, and has contributed to discoveries relating to the genetic basis of common human diseases such as cancer, diabetes, obesity, and Alzheimer’s disease. Under the leadership of its CEO, Sema4’s research team comprises more than 160 Ph.D.-level scientists, complemented by additional physician scientists and certified technicians as of December 31, 2020. Ongoing collaborations with scientists and clinicians in the Mount Sinai and other healthcare systems allows Sema4’s research to remain patient-centered and clinically relevant.

Intellectual Property
Sema4 has intellectual property rights pertaining to all elements of our platforms and solutions. Our success and ability to compete depend in part on securing and preserving enforceable patent, trade secret, trademark and other intellectual property rights; operating without having competitors infringe, misappropriate or otherwise circumvent these rights; operating without infringing the proprietary rights of others; and obtaining and maintaining licenses for technology development or product commercialization.
Patents
The fields of genomic and health information analysis present limited opportunities for patent protection, based on well-known legal precedents. As result, Sema4’s patent protection strategy is to protect its technology that is not gene specific. In this regard, we have patent applications related to various aspects of our laboratory, analytic and business practices.
Trade Secrets
We have a trade secrecy program to prevent disclosure of our trade secrets to others, except under stringent conditions of confidentiality when disclosure is critical to our business. We protect trade secrets and know-how by establishing confidentiality agreements and invention assignment agreements with our employees, consultants, scientific advisors, contractors, and collaborators. These agreements provide that all confidential information developed or made known during the course of an individual or entities’ relationship with us must be kept confidential during and after the relationship. These agreements also provide that all inventions resulting from work performed for us or relating to our business and conceived or completed during the period of employment or assignment, as applicable, will be our exclusive property. In addition, we take other appropriate precautions, such as physical and technological security measures, to guard against misappropriation of our proprietary information by third parties.
Although we take steps to protect our proprietary information and trade secrets, including through contractual means with our employees and consultants, third parties may independently develop substantially equivalent proprietary information and techniques or otherwise gain access to our trade secrets or disclose our technology. Accordingly, we may not be able to meaningfully protect our trade secrets. For more information regarding the risks related to our intellectual property, see the section entitled “Risk Factors — Risks Related to Our Intellectual Property.”
Trademarks
We own various trademarks, applications and unregistered trademarks in the United States and other commercially important markets, including our company name, product and service names and other trade or service marks. Our trademark portfolio is designed to protect the brands for our products and services, both current and in the pipeline.
Regulation
Reimbursement
Patients who have diagnostic tests ordered or are prescribed treatments by providers performing the prescribed services, generally rely on third-party payors to reimburse all or part of the associated healthcare costs. Sales of our products and services will therefore depend substantially on the extent to which the costs of our products and services will be paid by third-party payors, including health maintenance, managed care and similar healthcare management organizations, or reimbursed by government health administration authorities, such as Medicare and Medicaid and private health insurers.
In the United States, our ability to commercialize and the commercial success of our product and service offerings will depend in part on the extent to which governmental payor programs at the federal and state levels, including Medicare and Medicaid, private health insurers and other third-party payors provide coverage for and establish adequate reimbursement levels for these offerings. Government authorities, private health insurers and other organizations generally decide which devices they will pay for and establish reimbursement levels for healthcare. Medicare is a federally funded program for the elderly and disabled managed by Centers for Medicare & Medicaid Services, or CMS, through local contractors that administer coverage and reimbursement for certain healthcare items and services. Medicaid is an insurance program for certain categories of patients whose income and assets fall below state defined levels, and is funded jointly by federal and state governments and managed by each state. Similarly, the federal government manages other healthcare programs, including the Veterans Health Administration, the Indian Health Service, and Tricare, the healthcare program for military personnel, retirees, and related beneficiaries. Many states have also created pharmacy assistance programs for individuals who do not qualify for federal programs. In the United States, private health insurers and other third-party payors often provide reimbursement for products and services based in part on the coverage and payment rates set by the Medicare or Medicaid programs.
Federal programs in the United States also sometimes impose price controls through mandatory ceiling prices on purchases by federal agencies and federally funded hospitals and clinics and mandatory rebates on retail pharmacy prescriptions paid by Medicaid and Tricare. These restrictions and limitations influence the purchase of healthcare services and products. Legislative proposals to reform healthcare or reduce costs under government programs may result in lower reimbursement for our products and services or exclusion of our products and services from coverage. In addition, government programs like Medicaid include what are in effect substantial penalties for increasing commercial prices of certain products over the rate of inflation which can affect realization and return on investment.
Increasing efforts by governmental and third-party payors to cap or reduce healthcare costs may cause such organizations to limit both coverage and level of reimbursement for newly approved healthcare products. At the state level, legislatures are increasingly passing legislation and implementing regulations designed to control pharmaceutical and biological program pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost disclosure and transparency measures, and, in some cases, designed to encourage importation from other countries and bulk purchasing.
As a result of the above trends, Sema4 may need to conduct expensive studies in order to demonstrate the medical necessity and cost effectiveness of our products and services, in addition to the costs required to obtain FDA approvals. Sema4’s products and services may not be considered medically necessary or cost effective, or the discount percentages required to secure coverage may not yield an adequate margin over cost.
Many hospitals implement a controlled and defined process for covering and approving diagnostic tests and medical devices. Any marketing efforts that are determined to have violated such policies could result in the denial or removal of our products from that hospital’s list of approved products.
Moreover, a payor’s decision to provide coverage for a diagnostic product does not imply that an adequate reimbursement rate will be approved. Adequate third-party reimbursement may not be available to enable Sema4 to maintain price levels sufficient to realize an appropriate return on our investment in device development. Legislative proposals to reform healthcare or reduce costs under government insurance programs may result in lower reimbursement for our products and services or exclusion of our products and services from coverage. The cost containment measures that healthcare payor and providers are instituting and any healthcare reform could significantly reduce Sema4’s revenue from the sale of any approved products and services. Sema4’s cannot provide any assurances that we will be able to obtain and maintain third-party coverage or adequate reimbursement for our products and services in whole or in part.
In addition, amendments to the False Claims Act impose severe penalties for the knowing and improper retention of overpayments collected from governmental payors. Within 60 days of identifying and quantifying an overpayment, a provider is required to notify CMS or the Medicare contractor of the overpayment and the reason for it and return the overpayment. These amendments could subject Sema4’s procedures for identifying and processing payments to greater scrutiny. Overpayments may occur from time to time in the healthcare industry without any fraudulent intent. For example, overpayments may result from mistakes in reimbursement claim forms or from improper processing by governmental payor. Sema4 maintains protocols intended to identify any overpayments.

From time to time Sema4 may identify overpayments and be required to refund those amounts to governmental payors.
Clinical Laboratory Improvement Act
Sema4’s clinical reference laboratories in Connecticut are required to hold certain federal certificates to conduct its business. Under the Clinical Laboratory Improvement Act of 1988, or CLIA, Sema4 is required to hold a certificate applicable to the type of laboratory examinations it performs and to comply with standards covering personnel, facilities administration, inspections, quality control, quality assurance and proficiency testing.
As of March 1, 2021, Sema4 has a current certificate under CLIA to perform testing at our laboratory locations in Stamford and Branford, Connecticut. To renew this CLIA certificate, Sema4 is subject to survey and inspection every two years to assess compliance with program standards. Moreover, CLIA inspectors may make random inspections of Sema4’s clinical reference laboratories. The regulatory and compliance standards applicable to the testing Sema4 performs may change over time, and any such changes could have a material effect on its business.
If Sema4’s clinical reference laboratory is out of compliance with CLIA requirements, it may be subject to sanctions such as suspension, limitation or revocation of its CLIA certificate, as well as directed plan of correction, state on-site monitoring, civil money penalties, civil injunctive suit or criminal penalties. Sema4 must maintain CLIA compliance and certification to be eligible to bill for diagnostic services provided to Medicare and Medicaid beneficiaries. If Sema4 were to be found out of compliance with CLIA requirements and subjected to sanction, its business could be harmed.
State Laboratory Testing
Sema4 is required to maintain a license to conduct testing in Connecticut. Connecticut laws establish standards for day-to-day operations of our laboratories in Stamford and Branford, Connecticut. If Sema4’s clinical reference laboratories are out of compliance with Connecticut standards, the Connecticut Department of Health Services, or CDHS, may suspend, restrict or revoke our license to operate our clinical reference laboratories, assess substantial civil money penalties, or impose specific corrective action plans. Any such actions could materially affect Sema4’s business. As of March 1, 2021, Sema4 maintains a current license in good standing with CDHS. However, we cannot provide assurance that CDHS will at all times in the future find us to comply with all such laws.
Several states require the licensure of out-of-state laboratories that accept specimens from those states. For example, New York requires a laboratory to hold a permit which is issued after an on-site inspection and approval of testing methodology and has various requirements over and above CLIA and the College of American Pathologists, or CAP, Laboratory Accreditation Program, including those for personnel qualifications, proficiency testing, physical facility, equipment, and quality control standards. Sema4’s laboratory holds the required licenses for California, New York, Maryland, Pennsylvania, and Rhode Island.
Each of Sema4’s clinical reference laboratories in Connecticut is required to be licensed on a test-specific basis by New York State as an out of state laboratory and our products, as laboratory-developed tests, or LDTs, must be approved by the New York State Department of Health, or NYDOH, before they are performed on samples from New York. Each Sema4 laboratory is licensed by New York, and Sema4 is currently approved for testing samples from New York. Sema4 is subject to periodic inspection by the NYDOH and it is required to demonstrate ongoing compliance with NYDOH regulations and standards.
Other states may adopt similar licensure requirements in the future, which may require Sema4 to modify, delay or stop its operations in such jurisdictions. Complying with licensure requirements in new jurisdictions may be expensive, time-consuming, and subject Sema4 to significant and unanticipated delays. If Sema4 identifies any other state with such requirements, or if Sema4 is contacted by any other state advising it of such requirements, Sema4 intends to follow instructions from the state regulators as to how we should comply with such requirements.

Food and Drug Administration
Laboratory Developed Tests
Sema4 provides its tests as LDTs. CMS and certain state agencies regulate the performance of LDTs (as authorized by CLIA and state law, respectively). Historically, the FDA, has exercised enforcement discretion with respect to most LDTs and has not required laboratories that furnish LDTs to comply with the agency's requirements for medical devices (e.g., establishment registration, device listing, quality systems regulations, premarket clearance or premarket approval, and post-market controls). Nevertheless, the FDA may decide to regulate certain LDTs on a case-by-case basis at any time.
Legislative proposals addressing the FDA's oversight of LDTs have been introduced in previous Congresses, and Sema4 expects that new legislative proposals will be introduced from time-to-time. The likelihood that Congress will pass such legislation and the extent to which such legislation may affect the FDA's plans to regulate certain LDTs as medical devices is difficult to predict at this time.
If the FDA ultimately regulates certain LDTs as medical devices, whether via final guidance, final regulation, or as instructed by Congress, Sema4’s tests may be subject to certain additional regulatory requirements. Complying with the FDA's requirements for medical devices can be expensive, time-consuming, and subject Sema4 to significant or unanticipated delays. Insofar as Sema4 may be required to obtain premarket clearance or approval to perform or continue performing an LDT, Sema4 cannot assure you that it will be able to obtain such authorization. Even if Sema4 obtains regulatory clearance or approval where required, such authorization may not be for the intended uses that it believes are commercially attractive or are critical to the commercial success of our tests. As a result, the application of the FDA's medical device requirements to Sema4’s tests could materially and adversely affect its business, financial condition, and results of operations.
Failure to comply with applicable FDA regulatory requirements may trigger a range of enforcement actions by the FDA including warning letters, civil monetary penalties, injunctions, criminal prosecution, recall or seizure, operating restrictions, partial suspension or total shutdown of operations, and denial of or challenges to applications for clearance or approval, as well as significant adverse publicity.
Pre-Market Approval
Sema4 may obtain FDA premarket approval, or PMA, for some of its tests including its matched whole exome sequencing and whole transcriptome sequencing tests. Devices subject to FDA regulation must undergo premarket review prior to commercialization unless the device is exempt from such review. The regulations governing the approvals place substantial restrictions on how the tests will be marketed and sold, specifically, by prescription only. In addition, as a condition of Sema4’s FDA approval, it may be required to conduct post-approval studies.
Additionally, manufacturers of medical devices must comply with various regulatory requirements under the Food, Drug, and Cosmetic Act, or FDCA, and regulations thereunder, including, but not limited to, quality system regulations, unless they are exempt, facility registration, product listing, labeling requirements, and certain post-market surveillance requirements. Entities that fail to comply with FDA requirements can be liable for criminal or civil penalties, such as recalls, detentions, orders to cease manufacturing, and restrictions on labeling and promotion, among other potential sanctions.
Sema4 may develop new diagnostic products and services that are regulated by the FDA as medical devices. The regulatory review and approval process for medical devices can be costly, timely, and uncertain. This process may involve, among other things, successfully completing additional clinical trials and submitting a premarket clearance notice or filing a premarket approval application with the FDA. If premarket review is required by the FDA, there can be no assurance that Sema4’s tests will be cleared or approved on a timely basis, if at all. In addition, there can be no assurance that the labeling claims cleared or approved by the FDA will be consistent with Sema4’s current claims or adequate to support continued adoption of and reimbursement for its products. Ongoing compliance with FDA regulations could increase the cost of conducting its business, subject us to FDA inspections and other regulatory actions, and potentially subject it to penalties in the event we fail to comply with such requirements.

HIPAA and HITECH
Under the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996, or HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act, or HITECH, the U.S. Department of Health and Human Services issued regulations that establish uniform standards governing the conduct of certain electronic healthcare transactions and protecting the privacy and security of protected health information used or disclosed by most healthcare providers and other covered entities and their business associates, including the business associates' subcontractors. Sema4 performs activities that may implicate HIPAA, such as providing clinical laboratory testing services and entering into specific kinds of relationships with covered entities and business associates of covered entities. As a covered entity and as a business associate of other covered entities (with whom we have entered into business associate agreements), Sema4 is required to comply with the four principal regulations with which have been issued in final form under HIPAA and HITECH: privacy regulations, security regulations, the breach notification rule, and standards for electronic transactions, which establish standards for common healthcare transactions.
The privacy regulations cover the use and disclosure of protected health information by covered entities as well as business associates, which are defined to include subcontractors that create, receive, maintain, or transmit protected health information on behalf of a business associate. They also set forth certain rights that an individual has with respect to his or her protected health information maintained by a covered entity, including the right to access or amend certain records containing protected health information, or to request restrictions on the use or disclosure of protected health information. The security regulations establish requirements for safeguarding the confidentiality, integrity, and availability of protected health information that is electronically transmitted or electronically stored. HITECH, among other things, established certain health information security breach notification requirements. A covered entity must notify any individual whose protected health information is breached according to the specifications set forth in the breach notification rule. The HIPAA privacy and security regulations establish a uniform federal "floor" and do not supersede state laws that are more stringent or provide individuals with greater rights with respect to the privacy or security of, and access to, their records containing protected health information or insofar as such state laws apply to personal information that is broader in scope than protected health information as defined under HIPAA. Massachusetts, for example, has a state law that protects the privacy and security of personal information of Massachusetts residents.
There are significant civil and criminal fines and other penalties that may be imposed for violating HIPAA. A covered entity or business associate is also liable for civil money penalties for a violation that is based on an act or omission of any of its agents, including a downstream business associate, as determined according to the federal common law of agency. Additionally, to the extent that we submit electronic healthcare claims and payment transactions that do not comply with the electronic data transmission standards established under HIPAA and HITECH, payments to us may be delayed or denied.
Federal and State Fraud and Abuse Laws
In the United States, there are various fraud and abuse laws with which we must comply, and Sema4 is potentially subject to regulation by various federal, state and local authorities, including CMS, other divisions of the U.S. Department of Health and Human Services including the Office of Inspector General, the U.S. Department of Justice, and individual U.S. Attorney offices within the Department of Justice, and state and local governments.
In the United States, the federal Anti-Kickback Statute prohibits, among other things, knowingly and willfully offering, paying, soliciting or receiving remuneration, directly or indirectly, overtly, covertly, in cash or in kind to induce or in return for the furnishing, arranging for the furnishing of, purchasing, leasing, ordering or arranging for or recommending purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by a federal healthcare program. Courts have stated that a financial arrangement may violate the Anti-Kickback Statute if any one purpose of the arrangement is to encourage patient referrals or other federal healthcare program business, regardless of whether there are other legitimate purposes for the arrangement. The definition of "remuneration" has been broadly interpreted to include anything of value, including gifts, discounts, credit arrangements, payments of cash, consulting fees, waivers of co-payments, ownership interests, and providing anything at less than its fair market value.

Although the Anti-Kickback Statute contains several exceptions, it is broad and may technically prohibit many innocuous or beneficial arrangements within the healthcare industry. Further, the U.S. Department of Health and Human Services issued a series of regulatory "safe harbors." These safe harbor regulations set forth certain provisions, which, if met, will assure healthcare providers and other parties that they will not be prosecuted under the federal Anti-Kickback Statute. Although full compliance with the statutory exceptions or regulatory safe harbors ensures against prosecution under the federal Anti-Kickback Statute, the failure of a transaction or arrangement to fit within a specific statutory exception or regulatory safe harbor does not necessarily mean that the transaction or arrangement is illegal or that prosecution under the federal Anti-Kickback Statute will be pursued. Penalties for federal anti-kickback violations are severe, and include imprisonment, criminal fines, civil money penalties, and exclusion from participation in federal healthcare programs. Many states also have anti-kickback statutes, some of which may apply to items or services reimbursed by any third-party payor, including commercial insurers.
There are also federal laws related to healthcare fraud and false statements, among others, relating to healthcare matters. The healthcare fraud statute prohibits knowingly and willfully executing a scheme to defraud any healthcare benefit program, including private payors. A violation of this statute is a felony and may result in fines, imprisonment, or exclusion from governmental payor programs such as the Medicare and Medicaid programs. The false statements statute prohibits knowingly and willfully falsifying, concealing, or covering up a material fact, or making any materially false, fictitious, or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items, or services. A violation of this statute is a felony and may result in fines, imprisonment, or exclusion from governmental payor programs.
Another development affecting the healthcare industry is the increased enforcement of the federal False Claims Act and, in particular, actions brought pursuant to the False Claims Act's "whistleblower" or "qui tam" provisions. The False Claims Act imposes liability on any person or entity that, among other things, knowingly presents, or causes to be presented, a false or fraudulent claim for payment by a federal governmental payor program. The qui tam provisions of the False Claims Act allow a private individual to bring actions on behalf of the federal government alleging that the defendant has defrauded the federal government by submitting a false claim to the federal government and permit such individuals to share in any amounts paid by the entity to the government in fines or settlement. When an entity is determined to have violated the False Claims Act, it may be required to pay up to three times the actual damages sustained by the government, plus civil penalties ranging from $5,500 to $11,000 for each false claim.
In addition, various states have enacted false claim laws analogous to the federal False Claims Act, although many of these state laws apply where a claim is submitted to any third-party payor and not merely a governmental payor program.
Additionally, the civil monetary penalties statute imposes penalties against any person or entity that, among other things, is determined to have presented or caused to be presented a claim to a federal health program that the person knows or should know is for an item or service that was not provided as claimed or for a claim that is false or fraudulent. This law also prohibits the offering or transfer of remuneration to a Medicare or state healthcare program beneficiary if the person knows or should know it is likely to influence the beneficiary's selection of a particular provider, practitioner, or supplier of services reimbursable by Medicare or a state healthcare program, unless an exception applies.
On October 25, 2018, the Substance Use-Disorder Prevention that Promoted Opioid Recovery and Treatment for Patients and Communities Act of 2018, or the SUPPORT Act, was enacted. The SUPPORT Act included the Eliminating Kickbacks in Recovery Act of 2018, or EKRA, which establishes an all-payor anti-kickback prohibition that extends to arrangements with recovery homes, clinical laboratories and clinical treatment facilities. EKRA includes a number of statutory exceptions, and directs agencies to develop further exceptions. Current exceptions in some cases reference and in others differ from the Anti-Kickback Statute safe harbors. Significantly, the prohibitions apply with respect to the soliciting or receipt of remuneration for any referrals to recovery homes, clinical treatment facilities, or clinical laboratories, whether or not related to treating substance use disorders. Further, the prohibitions cover the payment or offer of remuneration to induce a referral to, or in exchange for, an individual using the services of, such providers. This law creates additional risk that relationships with referral sources could be problematic.

Physician Referral Prohibitions
Under a federal law directed at "self-referral," commonly known as the "Stark Law," there are prohibitions, with certain exceptions, on referrals for certain designated health services, including laboratory services, that are covered by the Medicare program by physicians who personally, or through an immediate family member, have a financial relationship with the entity to which the referrals for designated health services are made. The prohibition also extends to payment for any testing referred in violation of the Stark Law. A person who engages in a scheme to circumvent the Stark Law's referral prohibition may be fined up to $100,000 for each such arrangement or scheme. In addition, any person who presents or causes to be presented a claim to the Medicare program in violation of the Stark Law is subject to civil monetary penalties of up to $15,000 per service, an assessment of up to three times the amount claimed and possible exclusion from participation in federal healthcare programs. In addition, any person who presents or causes to be presented a claim to the Medicare program in violation of the Stark Law is subject to civil monetary penalties of up to $15,000 per service, an assessment of up to three times the amount claimed, and possible exclusion from participation in federal or state health care programs. Bills submitted in violation of the Stark Law may not be paid by Medicare, and any person collecting any amounts with respect to any such prohibited bill is obligated to refund such amounts. Many states have comparable laws that are not limited to Medicare referrals. The Stark Law also prohibits state receipt of Federal Medicaid matching funds for prohibited referrals, but this provision of the Stark Law has not been implemented by regulations. In addition, some courts have held that the submission of claims to Medicaid that would be prohibited as self-referrals under the Stark Law for Medicare could implicate the False Claims Act.
Corporate Practice of Medicine
Numerous states have enacted laws prohibiting business corporations, such as Sema4, from practicing medicine and employing or engaging physicians to practice medicine, generally referred to as the prohibition against the corporate practice of medicine. These laws are designed to prevent interference in the medical decision-making process by anyone who is not a licensed physician. For example, California's Medical Board has indicated that determining what diagnostic tests are appropriate for a particular condition and taking responsibility for the ultimate overall care of the patient, including providing treatment options available to the patient, would constitute the unlicensed practice of medicine if performed by an unlicensed person. Violation of these corporate practice of medicine laws may result in civil or criminal fines, as well as sanctions imposed against us and/or the professional through licensure proceedings. Typically, such laws are only applicable to entities that have a physical presence in the state.
Genetic Privacy and Testing Laws
Sema4 is subject to myriad laws designed to establish safeguards regarding the conduct of genomic testing and analysis and to protect against the misuse of genetic information and human biological specimens, collectively, “samples”, from which genetic information can be derived. These laws vary in their scope and in the nature of their requirements and restrictions. For example, certain genetic privacy laws prohibit the retention of samples after performing a genomic analysis in addition to prohibiting the use or disclosure of genetic information for certain purposes, such as research, without appropriate informed consent from the individual or without sufficient anonymization. The applicability of such informed consent requirements may also depend on the identifiability of the genetic information or sample and the purposes of which it is used. Other laws may impose additional requirements, including requirements regarding institutional review board review and approval for certain research uses of genetic information or samples requirements to implement certain security controls in connection with the transfer of genetic information. Sema4 must comply with such genetic privacy and testing laws in its collection, use, disclosure, and retention of genetic information and samples.
Other Health and Medical Regulations
The federal physician payment transparency requirements, or Physician Payments Sunshine Act, and its implementing regulations, which requires applicable manufacturers of covered drugs, devices, biologics and medical supplies for which payment is available under Medicare, Medicaid or the State Children’s Health Insurance Program, with certain exceptions, to annually report to HHS information related to certain payments or other transfers of value made or distributed to physicians, defined to include doctors, dentists, optometrists, podiatrists and chiropractors, and teaching hospitals, or to entities or individuals at the request of, or designated on behalf of, the physicians and teaching hospitals, as well as ownership and investment interests held by physicians and their immediate family members. The SUPPORT Act, under a provision entitled “Fighting the Opioid Epidemic with Sunshine,” extends the Physician Payments Sunshine Act to payments and transfers of value to physician assistants, nurse practitioners and other mid-level healthcare providers, with reporting requirements going into effect in 2022 for payments and transfers of value made to these practitioners in 2021.
In addition to its comprehensive regulation of health and safety in the workplace in general, the Occupational Safety and Health Administration has established extensive requirements aimed specifically at laboratories and other healthcare-related facilities. In addition, because Sema4’s operations require employees to use certain hazardous chemicals, we also must comply with regulations on hazard communication and hazardous chemicals in laboratories. These regulations require Sema4, among other things, to develop written programs and plans, which must address methods for preventing and mitigating employee exposure, the use of personal protective equipment, and training.
Sema4’s commercialization activities subject us to regulations of the Department of Transportation, the U.S. Postal Service, and the Centers for Disease Control and Prevention that apply to the surface and air transportation of clinical laboratory specimens.
Sema4 is also subject to applicable state billing laws. Some states require that payment be made only to the person or entity who performed or supervised the service, while other states have passed anti-mark up and disclosure laws, an alternative but less enforceable approach to direct billing. Under these laws the non-performing person or entity is allowed to bill the client, but is prohibited from marking up the service, and required to disclose each charge to the patient, or patient’s insurer. Additionally, some states have strictly passed disclosure laws that require the non-performing person or entity to disclose to patients or the patient’s insurer the actual charges for all laboratory services.
Privacy and Data Protection Laws
There are a growing number of jurisdictions all over the world that have privacy and data protection laws. These laws are typically triggered by a company’s establishment or physical location in the jurisdiction, data processing activities that take place in the jurisdiction, and/or the processing of personal information about individuals located in that jurisdiction. Certain international privacy and data protection laws, such as those in the European Union, can be more restrictive and prescriptive than those in the U.S., while other jurisdictions can have laws less restrictive or prescriptive than those in the U.S. Enforcement of these laws vary from jurisdiction to jurisdiction, with a variety of civil or criminal penalties, or private rights of action.
The European Union’s General Data Protection Regulation, or GDPR, took effect on May 25, 2018. The GDPR extraterritorially applies to a business outside the European Union that offers goods or services to, or monitors the behavior of individuals who are located in the European Union. The GDPR imposes strict requirements on controllers and processors of personal data, including enhanced protections for “special categories” of personal data, which includes sensitive information such as health and genetic information of data subjects in the European Union. The GDPR also grants individuals various rights in relation to their personal data including the rights of access, rectification, objection to certain processing and deletion. The GDPR provides an individual with an express right to seek legal remedies if the individual believes his or her rights have been violated. Failure to comply with the requirements of the GDPR or the related national data protection laws of the member states of the European Union, which may deviate from or be more restrictive than the GDPR, may result in significant administrative fines issued by European Union regulators.
As of December 31, 2020, The United Kingdom of Great Britain and Northern Ireland, or UK, are no longer subject to EU law. Therefore, the GDPR will be brought into UK law as the ‘UK GDPR’ via a statutory instrument which will make technical amendments to the GDPR so that it works in a UK-only context. In Europe, there are also national laws that provide additional controls around the processing of health data.
The Payment Card Industry Data Security Standard, or PCI DSS, was issued by the Payment Card Industry Security Standards Council and establishes industry standards for the processing of payment card information.

While the PCI DSS requirements do not have the force of law, the penalties for noncompliance could include exclusion from payment card systems. To the extent that Sema4 collects payment card information when receiving payments of insurance premiums or payments for Sema4’s products or services, Sema4 complies with PCI DSS as applicable to Sema4’s payment environment and PCI DSS merchant level, which is determined by Sema4’s volume of payment card transactions per year.
FTC Act
As an entity regulated by the Federal Trade Commission, or FTC, Sema4 is subject to the FTC’s enforcement power under Section 5 of the Federal Trade Commission Act, or FTC Act. The FTC has policed privacy and data security through its broad power under Section 5 of the FTC Act. Under Section 5, “unfair or deceptive acts or practices in or affecting commerce, are hereby declared unlawful.” Deceptive trade practices are defined by the FTC as material representations, omissions or practices that are likely to mislead a consumer acting reasonably in the circumstances to the consumer’s detriment. The FTC defines an “unfair” trade practice as one that “causes or is likely to cause substantial injury to consumers which is not reasonably avoidable by consumers themselves and is not outweighed by countervailing benefits to consumers or competition.”
The FTC has refrained from providing a checklist of uniformly acceptable data security practices or focusing on one single practice as actionable. Instead, the FTC has taken a holistic approach and relied on industry standards and other norms to identify a particular set of practices that, taken together, constitute adequate security practices for companies collecting personal information. In evaluating whether a data security practice is unfair, the FTC focuses largely on “substantial injury to consumers.” The harm need not be monetary or physical, though such injuries are commonly considered “substantial.” Further, the harm can consist of a risk rather than an actual loss.
CAN-SPAM Act
The Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, or CAN-SPAM Act, establishes rules for commercial electronic mail messages, gives recipients the right to opt out of certain messages, and establishes penalties for violations. Sema4 complies with the CAN-SPAM Act in connection with its transmittal of commercial electronic mail messages, or Commercial Email Messages. Commercial Email Messages do not include emails that are informational or are transactional or relationship messages.
TCPA
The Telephone Consumer Protection Act of 1991, or TCPA, restricts the making of telemarketing calls and the use of automatic telephone dialing systems, artificial or prerecorded voice messages, SMS text messages, and facsimile transmissions. It also specifies several technical requirements for fax machines, autodialers, and voice messaging systems, principally with provisions requiring identification and contact information of the entity using the device to be contained in the message. Sema4 complies with TCPA in connection with its transmittal of automated, artificial, or prerecorded phone calls, SMS text messages, facsimile transmissions, and push notifications.
California Consumer Privacy Act
The California Consumer Privacy Act, or CCPA, is a comprehensive consumer privacy law that took effect on January 1, 2020, and regulates how certain for-profit businesses that do business in California collect, use, and disclose the personal information of consumers who reside in California. Among other things, the CCPA confers to California consumers the right to receive notice of the categories of personal information to be collected by a business, how the business will use and share the personal information, and the third parties who will receive the personal information; the rights to access, delete, or transfer personal information; and the right to receive equal service and pricing from a business after exercising a consumer right granted by the CCPA. In addition, the CCPA allows California consumers the right to opt out of the “sale” of their personal information, which the CCPA defines broadly as any disclosure of personal information to a third party in exchange for monetary or other valuable consideration. The CCPA also requires a business to implement reasonable security procedures to safeguard personal information against unauthorized access, use, or disclosure.

The CCPA does not apply to personal information that is Protected Health Information under HIPAA. The CCPA also does not apply to a HIPAA Covered Entity to the extent that the Covered Entity maintains patient information in the same manner as Protected Health Information. Sema4 is subject to the CCPA with respect to personal information it collects from California consumers that is neither PHI under HIPAA nor patient information that Sema4 maintains in the same manner as Protected Health Information.
The California Attorney General has authority to enforce the CCPA and its implementing regulations against covered businesses beginning on July 1, 2020. The CCPA provides for civil penalties for violations, as well as private right of action for data breaches that result from a business’ failure to implement reasonable security procedures.
Competition
Sema4’s competitors include companies that offer molecular genetic testing and other clinical diagnostic, life science research, drug discovery services, data services and healthcare analytics, and consumer genetics products. Principal competitors include companies such as Myriad Genetics, Inc., Ambry Genetics Corporation, Color Genomics, Inc., Invitae Corporation, Natera, Inc., Tempus Labs, Inc., Quest Diagnostics, Inc., Laboratory Corporation of America Holdings (or LabCorp), Exact Sciences Corp., 10x Genomics, Inc., Guardant Health, Inc., and Adaptive Biotechnologies, Twist Biosciences Corp., and Schrödinger, Inc., as well as other commercial and academic diagnostic and analytic service providers. In addition to the companies that currently offer traditional genetic testing services and research centers, other established and emerging healthcare, information technology and service companies may commercialize competitive products including informatics, analysis, integrated genetic tools and services for health and wellness.
We believe the principal competitive factors in Sema4’s market are:
•Patient-centric approach;
•Breadth, depth, and quality of data assets;
•Price and quality of tests;
•Turnaround time of testing results;
•Coverage and reimbursement arrangements with third-party payors;
•Depth and clinical applicability of interpretive insights;
•Degree of utility of patient and provider facing applications;
•Breadth of interpretive insights beyond just one episode of care;
•Convenience of testing;
•Brand recognition of test provider;
•Additional value-added services and informatics tools;
•Accessibility of results;
•Client service;
•Quality of website content; and
•Reliability
We believe that Sema4 compares favorably with its competitors on the basis of these factors. However, many of Sema4’s competitors and potential competitors have longer operating histories, larger customer bases, greater brand recognition and market penetration, substantially greater financial, technological and research and development resources and selling and marketing capabilities, more experience dealing with third-party payors. As a result, they may be able to respond more quickly to changes in customer requirements, devote greater resources to the development, promotion and sale of their tests than Sema4 does, or sell their tests at prices designed to win significant levels of market share. Sema4 may not be able to compete effectively against these organizations.
Legal Proceedings
Sema4 is currently not a party to any material legal proceedings. From time to time, Sema4 may be involved in various disputes and litigation that is either judged to be not material or that arises in the ordinary course of business.
Environmental Matters
Sema4’s operations require the use of hazardous materials (including biological materials) that subject it to a variety of federal, state, and local environmental and safety laws and regulations. Some of these regulations provide for strict liability, holding a party potentially liable without regard to fault or negligence. Sema4 could be held liable for damages and fines as a result of its, or its partner’s, business operations should contamination of the environment or individual exposure to hazardous substances occur. Sema4 cannot predict how changes in laws or new regulations will affect it business operations or the cost of compliance.
Raw Materials and Suppliers
Sema4 relies on a limited number of suppliers, or, in some cases, sole suppliers, including Agilent Technologies, Inc., Illumina, Inc., Life Technologies Corporation, Agena Biosciences, Inc., MRC-Holland, Asuragen Inc., PerkinElmer Health Sciences, Inc., Fisher Scientific, Integra Biosciences Corporation, Thomas Scientific, Qiagen Inc., USA Scientific, Inc., Promega Corporation, Integrated DNA Technologies Incorporated, and Kapa Biosystems Inc., for certain laboratory reagents, as well as sequencers and other equipment and materials which we use in our laboratory operations. Sema4’s laboratory operations could be interrupted if it encounters delays or difficulties in securing these reagents, sequencers or other equipment or materials, and if we cannot obtain an acceptable substitute. Any such interruption could significantly affect its business, financial condition, results of operations and reputation. Sema4 believes that there are only a few other manufacturers that are currently capable of supplying and servicing the equipment necessary for our laboratory operations, including sequencers and various associated reagents. The use of equipment or materials provided by these replacement suppliers would require Sema4 to alter its laboratory operations. Transitioning to a new supplier would be time consuming and expensive, may result in interruptions in our laboratory operations, could affect the performance specifications of its laboratory operations or could require that Sema4 revalidate our tests. We cannot assure you that Sema4 would be able to secure alternative equipment, reagents, and other materials, or bring such equipment, reagents, and materials online and revalidate them without experiencing interruptions in its workflow. If Sema4 encounters delays or difficulties in securing, reconfiguring, or revalidating the equipment and reagents Sema4 require for its tests, our business and reputation could be adversely affected.
Customers
We provide our health information products and services to a broad range of customers, including health plans (including managed care organizations and other health insurance providers); clinicians; hospitals; employers; consumers; federally qualified health centers; and Biopharma companies. In addition, during 2020, the customers for our COVID-19 tests included state governments.
Depending on the billing arrangement and applicable law, the clinician or healthcare entity that orders our products or services may not be responsible for paying for the products or services ordered for their patients. In certain circumstances, the patient may be responsible for payment, and in others Sema4 seeks payment from third party payers, such as a commercial health insurance company, Medicare or a Medicaid program, pursuant to contracts established between Sema4 and such third parties.
During 2020, reimbursement from health plans represented 78% of Sema4's consolidated revenue. In 2020, two customers each represented 10% or more of Sema4’s consolidated revenue, and no other customer represented 10% or more of Sema4’s consolidated revenue.

Our Culture and Employees
As of December 31, 2020, Sema4 had 872 full time employees. To date, Sema4 has not experienced any work stoppages as a result of labor disputes, and Sema4 considers our relationship with its employees to be good. Sema4’s key human capital objectives in managing its business include attracting, developing and retaining top talent while integrating diversity, equity and inclusion principles and practices into our core values. Sema4 wants to attract a pool of diverse and exceptional candidates and support their career growth once they become employees. We also believe that Sema4’s ability to retain its workforce is dependent on its ability to foster an environment that is sustainably safe, respectful, fair and inclusive of everyone and promotes diversity, equity and inclusion inside and outside of its business.
Sema4 is mission driven. Sema4’s employees are passionate about changing healthcare as sema4 knows it and impacting lives. Sema4 hires entrepreneurs who are comfortable with ambiguity and thrive on innovation and thoughtful discourse. Sema4 empowers its employees to iterate and rapidly execute on ideas. When the creative moment strikes, sema4 embraces efficient execution and adheres to robust security and compliance programs.
•Sema4’s culture has and will evolve but, at its core, it strives to:
•Consider employees as its most prized asset,
•Move at the speed of technology and the market,
•Be compassionate,
•Think around corners,
•Foster repeatable innovation, and
•Focus on our mission.
Facilities
Sema4’s corporate headquarters and main laboratory facility are both located in Stamford, Connecticut. Sema4’s headquarters comprises approximately 88,000 square feet of commercial office space and is subject to a lease that is scheduled to expire on January 31, 2034. Sema4’s main separate laboratory facility is approximately 66,000 square feet of combined laboratory and office space and is subject to a lease that is scheduled to expire on October 31, 2046.
Additionally, Sema4 has two laboratory spaces in Branford, Connecticut. The larger laboratory facility comprises approximately 37,400 square feet of laboratory space that houses Sema4’s biorepository in a temperature and humidity-controlled lab space and is subject to a lease that is scheduled to expire on January 31, 2030. The smaller satellite laboratory and warehousing facility of 19,000 square feet is subject to a year-to-year lease.
Sema4 also has product development team that is located in New York, New York, where its leases and occupy approximately 9,000 square feet of space across three parcels. The leases for two of these parcels are scheduled to expire on August 30, 2022, and the lease for the remaining parcel is month-to-month until terminated.

SEMA4’s MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this proxy statement. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement, including information with respect to our plans and strategy for our business and related financing, includes forward-looking statements that involve risks and uncertainties. As a result of many factors, including those factors set forth in the “Risk Factors” section of this proxy statement, our actual results could differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.
Unless otherwise indicated or the context otherwise requires, references in this Sema4’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section to “Sema4,” “we,” “us,” “our” and other similar terms refer to Sema4 prior to the Business Combination and to the Company and its consolidated subsidiaries after giving effect to the Business Combination.
Overview
Sema4 is a patient-centered, health intelligence company with a mission to use artificial intelligence, or AI, and machine learning to enable personalized medicine for all. By leveraging leading data scientists and technology, our platform powers remarkable and unique insights to transform the practice of medicine including how disease is diagnosed, treated, and prevented.
Sema4 was established out of the Icahn School of Medicine at Mount Sinai, or ISMMS, in June 2017 to form a commercial entity that could effectively engage diverse patient populations and health care institutions at scale. Sema4 has since established and deployed its comprehensive and integrated genomic and clinical data platform and established a mature diagnostic testing business.
Currently, we derive the majority of revenue from our diagnostic test solutions. Our diagnostic business generates revenue and engages with patients primarily through our Women’s Health and Oncology solutions.
Our Women’s Health solutions sequence and analyze an industry-leading number of genes and use interpretive information tools to translate raw sequencing and clinical data efficiently and accurately into digestible clinical reports that guide decision making by patients and physicians. Our Oncology diagnostic solutions feature both somatic tumor profiling and hereditary cancer screenings, along with a foundational whole exome and whole transcriptome sequencing approach. Our Sema4 Signal Hereditary Cancer solution determines if a patient carries an inherited genetic change that increases risk of cancer or informs on cancer treatment. We believe our Sema4 Signal Whole Exome and Transcriptome solution is one of the most comprehensive molecular profiling solutions from a commercial entity to receive New York State approval. During the fiscal year ended December 31, 2020, we were also able to expand our diagnostic testing services to include testing for the presence of COVID-19 infection.
We have also expanded beyond diagnostic testing to enter into collaboration service agreements with third parties to provide diagnostic testing, research and related data aggregation reporting services. We have established and continue to seek strategic relationships with pharmaceutical and biotech, or Biopharma, companies to enable innovation across the entire drug lifecycle, from next generation drug discovery and development, to post-market efficacy surveillance, to informing on bioavailability, toxicity, tolerability, and other features critical to drug development.
Factors Affecting Our Performance
We believe there are several important factors that have impacted, and that we expect will continue to impact, our performance and results of operations. While each of these areas presents significant opportunities for us, they also pose significant risks and challenges that we must address. See the section titled “Risk Factors” for more information.

Number of accessioned tests
We believe the number of accessioned tests in any period is an important indicator of the growth in our diagnostic testing services and correlates with long-term patient relationships and the size of our genomic database. A test is accessioned when we receive the test at our laboratory, the relevant information about the test is entered into our computer system and the test sample is routed to the appropriate workflow.
Success obtaining and maintaining reimbursement
Our ability to increase the number of billable tests and our revenue therefrom will depend on our success in achieving reimbursement for our tests from third party payors. Reimbursement by a payor may depend on a number of factors, including a payor’s determination that a test is appropriate, medically necessary, cost-effective and has received prior authorization. Since each payor makes its own decision as to whether to establish a policy or enter into a contract to provide coverage for our tests, as well as the amount it will reimburse us for a test, seeking these approvals is a time-consuming and costly process.
In cases where we or our partners have established reimbursement rates with third party payors, we face additional challenges in complying with their procedural requirements for reimbursement. These requirements often vary from payor to payor and are reassessed by third party payors on a regular basis, and we have in the past needed additional time and resources to comply with them.
We expect to continue to focus our resources on increasing the adoption of, and expanding coverage and reimbursement for, our current tests and any future tests we may develop or acquire. If we fail to expand and maintain broad adoption of, and coverage and reimbursement for, our tests, our ability to generate revenue could be harmed and our future prospects and its business could suffer.
Ability to lower the costs associated with performing our tests
Reducing the costs associated with performing our diagnostic tests is both a focus and a strategic objective of ours. We source, and will continue to source, components of our diagnostic testing workflows from third parties. We also rely upon third party service providers for data storage and workflow management.
Increasing adoption of our services by existing and new customers
Our performance depends on our ability to retain and broaden adoption of our services with existing customers as well as our ability to attract new customers. Our success in retaining and gaining customers is dependent on the market’s confidence in our services and the willingness of customers to continue to seek more comprehensive and integrated genomic and clinical data insights.
Investment in platform innovation to support commercial growth
We are seeking to leverage and deploy our Centrellis and Traversa platforms to develop a pipeline of future disease-specific research and diagnostic and therapeutic products and services. We have limited experience with the development or commercialization of clinical or research products in connection with our database and our Centrellis platform.
We operate in a rapidly evolving and highly competitive industry. Our business faces changing technologies, shifting provider and patient needs, and frequent introductions of rival products and services. To compete successfully, we must accurately anticipate technology developments and deliver innovative, relevant and useful products, services and technologies in a timely manner. As our business evolves, the competitive pressure to innovate will encompass a wider range of products and services. We must continue to invest significant resources in research and development, including investments through acquisitions and partnerships. These investments are critical to the enhancement of our current diagnostics and health information and data science technologies from which existing and new service offerings are derived.
We expect to incur significant expenses to advance these development efforts, but they may not be successful. New potential services may fail at any stage of development and, if we determine that any of our current or future services are unlikely to succeed, we may abandon them without any return on our investment. If we are unsuccessful in developing additional services, our potential for growth may be impaired.
COVID-19 Impact
In March 2020, the World Health Organization declared the recent novel coronavirus, or COVID-19, outbreak a pandemic. COVID-19 has had, and continues to have, an extensive impact on the global health and economic environments. Many jurisdictions, including those in which Sema4 has locations, have implemented measures to combat the outbreak, such as travel restrictions and shelter in place orders. In addition, the healthcare sector generally experienced a decline in discretionary care services at the onset of the pandemic.
Beginning in April 2020, our diagnostic test volumes decreased significantly as compared to the prior year as a result of COVID-19 and the related limitations and priorities across the healthcare system. In response, beginning in May 2020, we entered into several service agreements with state governments and healthcare institutions to provide testing for the presence of COVID-19 infection. COVID-19 test volumes grew significantly from the introduction of the service offering through the remainder of the year. To support the rapid expansion of COVID-19 test volumes, we have increased our workforce through both temporary contractors and employees. In addition, while most of our revenues from genetic testing rely upon reimbursements from third party payors, healthcare institutions, and individuals, the majority of our COVID-19 test revenues rely upon reimbursements from state governments and healthcare institutions. In addition, COVID-19 testing yields lower revenues per tests and incurs lower costs to perform each test. We have also experienced a slowdown in receivable collections since the onset of the pandemic, but do not expect those collection trends to continue.
As part of our response to COVID-19, we have implemented various strategies to mitigate operating risks, reduce costs and improve cash collections. We have made significant advance purchases of test-related inventory in order to reduce the risk of potential business interruptions related to supply chain disruption. We also contracted with third-party vendors to collect and test COVID samples to reduce operating risks related to employee health. Temporary COVID-19 austerity measures included cancellation of the 2020 annual merit compensation increase, temporary salary reductions from May through July 2020 and deferral of the 401(k) employer match from May through December 2020. The employer match was reinstated in January 2021, and the deferred portion was funded on March 9, 2021. To support our sales employees with commission-based compensation structure, we implemented temporary minimum commissions during the second quarter of 2020. No such minimums were in place in any quarter after the second quarter nor are any such minimums expected to be implemented again in the near term. No employee layoffs were implemented as part of these austerity measures.
As conditions begin to improve, we are focused on overhauling our revenue cycle, and as part of transformational activities have hired a Chief Revenue Officer and established a revenue cycle Center of Excellence. As part of our efforts to improve our collection efficiency and overall financial health, we are also undergoing various process transformations within the Order-to-Cash and Procure-to-Pay cycles.
While test volumes have improved in the second half of the year, we continue to experience changes in the mix of tests due to the impact of COVID-19. We anticipate that demand for COVID-19 tests will eventually decrease as vaccines continue to be developed and deployed to the general population. However, no additional decline is expected for our other revenue streams in 2021. The full extent to which the COVID-19 pandemic will directly or indirectly impact our business, results of operations and financial condition will depend on future developments that are highly uncertain and cannot be accurately predicted, including new information that may emerge concerning COVID-19, the actions taken to contain it or treat it and the economic impact on local, regional, national and international markets and supply chains. Therefore, COVID-19 could continue to have a material impact on our results of operations, cash flows and financial condition for the foreseeable future.
In March 2020, the Coronavirus Aid, Relief and Economic Security Act, or the CARES Act, was signed into law which was a stimulus bill that, among other things, provided assistance to qualifying businesses and individuals and included funding for the healthcare system. We received $5.4 million in 2020 as part of the stimulus, comprised of $2.6 million received under the Provider Relief Fund, or PRF, distribution and $2.8 million received under the Employee Retention Credit, or ERC, distribution.

PRF distributions to healthcare providers are not loans and will not be required to be repaid; however, as a condition to receiving these payments, providers must agree to certain terms and conditions and submit sufficient documentation demonstrating that the funds are being used for healthcare-related expenses or lost revenue attributable to the COVID-19 pandemic. We have concluded it is probable that all terms and conditions associated with the PRF distribution have been met. As a result, we recorded the PRF distribution in other income (expense), net in the statements of operations and comprehensive loss.
ERC distributions are refundable tax credits for 50% of qualified wages paid to employees during the pandemic. A company is eligible for the ERC if it has not received a Paycheck Protection Program loan under the Cares Act and (1) its operations have been fully or partially suspended because of COVID-19 or (2) its gross receipts in a calendar quarter in 2020 declined by more than 50% from the same period in 2019. At the time of applying for the ERC, we concluded that it was reasonably possible the eligibility requirements would be met; however, due to a change in circumstances, we are re-evaluating our position. As such, we deferred the recognition of the ERC distribution and recorded the proceeds in other liabilities on the balance sheets.
At this time, we are not certain of the availability, extent or impact of any future relief provided under the CARES Act or other stimulus initiatives.
Components of Results of Operations
Revenue
We derive the majority of our revenue from diagnostic testing services, which primarily relate to Women’s Health, Oncology and COVID-19. We also recognize revenue from collaboration service agreements with Biopharma companies and other third parties pursuant to which we provide diagnostic testing and related data aggregation reporting services.
Effective January 1, 2019, we adopted the new revenue guidance, Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective approach. Upon the adoption of ASC 606, we recognize revenue when control of the promised goods or services is transferred to the customer in an amount that reflects the consideration which we expect to be entitled to in exchange for those goods or services.
We recognized revenue pursuant to ASC Topic 605 (“ASC 605”), Revenue Recognition, for the year ended December 31, 2018 prior to the adoption of ASC 606. Under ASC 605, revenue was recognized when persuasive evidence of a final agreement existed; delivery had occurred or services were rendered; the price of the product or service was fixed or determinable; and collectability from the customer was reasonably assured.
The adoption of ASC 606 did not materially impact our revenue recognition.
Diagnostic Test Revenue
We primarily generate revenue from performing diagnostic testing services for three groups of customers: patients with third-party insurance coverage; patients without third-party insurance coverage or those who elect to self-pay; and institutional clients, such as hospitals, clinics, state governments and reference laboratories. Customers are billed upon delivery of test results. The amount of revenue recognized for diagnostic testing services depends on a number of factors, such as contracted rates with our customers and third-party insurance providers, insurance reimbursement policies, payor mix, historical collection experience, price concessions and other business and economic conditions and trends. To date, the majority of our diagnostic test revenue has been earned from patients with third-party insurance coverage.
In accordance with ASC 606, revenue is recognized at the point in time in which test results are delivered to customers in an amount that reflects what we expect to collect in exchange for our services.
In accordance with ASC 605, revenue is recognized in the period in which test results are delivered to customers if the price is fixed or determinable and collectability from the customer is reasonably assured. For most uninsured customers, we were not able to demonstrate a predictable pattern of collectability and, therefore, we recognized revenue when payment was received.
Due to potential future changes in insurance coverage policies, contractual rates, and other trends in the reimbursement of our tests, our collections may fluctuate significantly over time.
Our ability to increase our diagnostic test revenue will depend on our ability to increase our market penetration, obtain contracted reimbursement coverage from third-party payers, enter into contracts with institutions, and increase our reimbursement rate for tests performed.
Other Revenue
We generate revenue from providing diagnostic testing and related data aggregation reporting services under both short-term and long-term project-based collaboration service agreements with third parties. The terms of these contracts generally include non-refundable upfront payments, which we record as contract liabilities, and variable payments based upon the achievement of certain milestones during the contract term.
In accordance with ASC 606, we recognize revenue for collaboration service agreements over time based on costs incurred during the contract period. In accordance with ASC 605, we recognized revenues when the contractual obligations were met based on the terms of the respective agreements.
With respect to existing collaboration service agreements, our revenue may fluctuate period to period due to the pattern in which we may deliver our services, our ability to achieve milestones, the timing of costs incurred, changes in estimates of total anticipated costs that we expect to incur during the contract period, and other events that may not be within our control. Our ability to increase our revenue will depend on our ability to enter into contracts with third-party partners.
Cost of Services
Cost of services reflects the aggregate costs incurred in performing diagnostic testing and collaboration services. These costs include expenses for reagents and laboratory supplies, personnel-related expenses (comprising salaries and benefits), stock-based compensation, shipping and handling fees, costs of third-party reference lab testing and third-party providers of genetic counseling and phlebotomy services, amortization of software development costs and equipment and allocated facility costs associated with testing. Allocated facility costs include depreciation of laboratory equipment, facility occupancy and information technology costs. Cost of services are recorded as the services are performed.
We expect cost of services to generally increase in line with the anticipated growth in diagnostic testing volume and services we provide under our collaboration service agreements. However, we expect the cost per test to decrease over the long term due to the efficiencies we may gain from improved utilization of our laboratory capacity, automation and other value engineering initiatives. These expected reductions may be offset by new tests which often have a higher cost per test during the introductory phases before we are able to gain efficiencies. The cost per test may fluctuate from quarter to quarter.
Research and Development Expenses
Research and development expenses represent costs incurred to develop our technology and future test offerings. These costs are principally associated with our efforts to develop the software we use to analyze data and process customer orders. These costs primarily consist of personnel-related expenses (comprising salaries and benefits), stock-based compensation, costs of reagents and laboratory supplies, costs of consultants and third-party services, equipment and related depreciation expenses, non-capitalizable software development costs, and allocated facility and information technology costs associated with genomics medical research. Research and development costs are expensed as incurred.
We generally expect our research and development expenses to continue to increase in absolute dollars as we innovate and expand the application of our platforms. However, we expect research and development expenses to decrease as a percentage of revenue in the long term, although the percentage may fluctuate from period to period due to the timing and extent of our development and commercialization efforts and fluctuations in our compensation-related charges.
Selling and Marketing Expenses
Selling and marketing expenses primarily consist of personnel-related expenses (comprising salaries, and benefits) and stock-based compensation for employees performing commercial sales, account management, marketing, and medical education. Selling and marketing costs are expensed as incurred.
We generally expect our selling and marketing expenses will continue to increase in absolute dollars as we expand our commercial sales and marketing teams and increase marketing activities. However, we expect selling and marketing expenses to decrease as a percentage of revenue in the long term, subject to fluctuations from period to period due to the timing and magnitude of these expenses.
General and Administrative Expenses
General and administrative expenses primarily consist of personnel-related expenses (comprising salaries and benefits) and stock-based compensation for employees in executive leadership, legal, finance and accounting, human resources, information technology, strategy and other administrative functions. In addition, these expenses include office occupancy and information technology costs. General and administrative costs are expensed as incurred.
We generally expect our general and administrative expenses to continue to increase in absolute dollars as we increase headcount and incur costs associated with operating as a public company, including expenses related to legal, accounting, and regulatory matters; maintaining compliance with requirements of the Nasdaq and of the SEC; director and officer insurance premiums and investor relations. We expect these expenses to decrease as a percentage of revenue in the long term as revenue increases, although the percentage may fluctuate from period to period due to fluctuations in our compensation-related charges.
Related Party Expenses
Related party expenses consist of amounts due to ISMMS for expenses incurred pursuant to our transition service agreement, or TSA, and other service agreements and arrangements. Additional information can be found in the Notes to Sema4’s financial statements in Note 6, “Related-Party Transactions.”
We expect related party expenses to decrease as we establish our own internal and external resources to fulfil the administrative and other services we have historically procured from ISMMS.
Interest Income
Interest income consists of interest earned on money market funds.
Interest Expense
Interest expense consists of interest costs related to our capital leases and our long-term debt arrangements.
Gain on Extinguishment of Debt
We recognized a gain on debt extinguishment for the year ended December 31, 2018 related to principal loan forgiveness under one of our loan agreements. Additional information can be found in the Notes to Sema4’s financial statements in Note 7, “Long-term debt.”
Other Income, Net
Other income, net primarily consists of certain funding received under the CARES Act in 2020, sales and use taxes and gains and losses on equipment disposals. We recognized $2.6 million of the $5.4 million of funding received under the CARES Act as other income, net on the statements of operations and comprehensive loss during the year ended December 31, 2020.

Key Performance Indicators
The principal focus of our commercial operations is to offer our diagnostic tests through both our direct sales force and laboratory distribution partners. Test volume correlates with genomic database size and long-term patient relationships - thus driving database diversity and enabling potential identification of variants of unknown significance and population-specific insights. The number of tests that we accession is a key indicator that we use to assess the operational efficiency of our business. A test is accessioned when we receive the test at our laboratory, the relevant information about the test is entered into our computer system and the test sample is routed into the appropriate workflow.
During the year ended December 31, 2020, we accessioned approximately 520,660 tests in our laboratories, compared to December 31, 2019, in which we accessioned approximately 225,863 tests in our laboratories, and December 31, 2018, in which we accessioned approximately 154,151 tests in our laboratories. The 47% increase in volume from 2018 to 2019 represents continuous expansion to a national footprint and expanded test offerings, and the 131% increase from 2019 to 2020 largely resulted from newly entered service agreements for COVID-19 testing, offset by a slowdown in the base diagnostic business during the beginning of the pandemic given that many of our customers, including hospitals and clinics, had suspended non-emergency appointments and services.
Comparison of the Years Ended December 31, 2020, 2019 and 2018
The following table sets forth our results of operations for the periods presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Revenue
Diagnostic test revenue	$175,351	$191,667	$132,970
Other revenue	3,971	4,507	371
Total revenue	179,322	196,174	133,341
Cost of services	184,648	119,623	92,093
Gross (loss) profit	(5,326)	76,551	41,248

Research and development	72,700	34,910	21,383
Selling and marketing	53,831	33,118	19,947
General and administrative	100,742	29,484	19,449
Related party expenses	9,395	9,452	9,132
Loss from operations	(241,994)	(30,413)	(28,663)
Other income (expense):
Interest income	506	988	—
Interest expense	(2,474)	(783)	(248)
Gain on extinguishment of debt	—	—	4,500
Other income, net	2,622	504	539
Total other income, net	654	709	4,791
Loss before income taxes	(241,340)	(29,704)	(23,872)
Income tax provision	—	—	—
Net loss and comprehensive loss	(241,340)	(29,704)	(23,872)

Redeemable convertible preferred stock dividends	—	3,039	2,951
Net loss attributable to common stockholders	$(241,340)	$(32,743)	$(26,823)

Revenue

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Diagnostic test revenue	$175,351	$191,667	$132,970	$(16,316)	(9)%	$58,697	44%
Other revenue	3,971	4,507	371	(536)	(12)%	4,136	1115%
Total revenue	$179,322	$196,174	$133,341	$(16,852)	(9)%	$62,833	47%
Total revenue decreased by $16.9 million, or 9%, from $196.2 million for the year ended December 31, 2019 to $179.3 million for the year ended December 31, 2020.
Diagnostic test revenue decreased by $16.3 million, or 9%, from $191.7 million for the year ended December 31, 2019 to $175.4 million for the year ended December 31, 2020. The decrease was primarily attributable to a change in the mix of tests performed coupled with reduced reimbursement rates. Sema4 experienced an increase in volumes of 131%, primarily driven by the introduction of COVID-19 testing in May 2020. Despite these increased volumes, diagnostic test revenue decreased due to lower pricing on COVID-19 testing relative to other diagnostic tests and an overall decrease in average pricing on Women’s Health and Oncology testing.
Other revenue decreased by $0.5 million, or 12%, from $4.5 million for the year ended December 31, 2019 to $4.0 million for the year ended December 31, 2020. The decrease was primarily attributable to the completion of one significant third-party contract in 2019 and the completion of one significant contract with ISMMS in early 2020. This decrease was partially offset by growth in collaboration service activities due to the execution of two new third-party contracts in 2020. Other revenues are expected to continue to be driven predominately by services performed pursuant to contracts with third parties.
Total revenue increased by $62.9 million, or 47%, from $133.3 million for the year ended December 31, 2018 to $196.2 million for the year ended December 31, 2019.
Diagnostic test revenue increased by $58.7 million, or 44%, from $133.0 million for the year ended December 31, 2018 to $191.7 million for the year ended December 31, 2019. The increase was primarily attributable to an increase in diagnostic testing volumes of 47%, partially offset by lower reimbursement rates for some diagnostic tests.
Other revenue increased by $4.1 million, or 1,115%, from $0.4 million for the year ended December 31, 2018 to $4.5 million for the year ended December 31, 2019. The increase was primarily attributable to the execution of three new contracts with various third parties in 2019 as well as significant growth in collaboration service activities pursuant to contracts entered into with a third party in March 2019 and with ISMMS in November 2018.
Cost of Services

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Cost of services	$184,648	$119,623	$92,093	$65,025	54%	$27,530	30%
Cost of services increased by $65.0 million, or 54%, from $119.6 million for the year ended December 31, 2019 to $184.6 million for the year ended December 31, 2020. The increase was primarily attributable to the following cost components: a $17.0 million increase in reagents and laboratory supplies expense due primarily to the 131% increase in accessioned volumes coupled with the lower per test cost of performing COVID-19 tests relative to our other tests; a $13.2 million increase in stock-based compensation expenses primarily driven by the increase in fair value of the liability-classified awards; an $11.8 million increase in personnel-related expenses driven by an increase in average headcount, partially offset by COVID-19 austerity measures; a $6.4 million increase in third party reference laboratory expenses due to an increase in tests performed by such third parties; a $4.4 million increase in expenses for other services such as genetic counseling, shipping and phlebotomy services; a $4.3 million increase in depreciation and amortization expenses driven by laboratory sequencing equipment acquired in 2020 and an increase in capitalized software as compared to the prior year; a $3.7 million increase in outside labor costs driven by temporary hires contracted in 2020 to perform COVID-19 testing activities as well as an increase in consultants supporting collaboration services; a $1.6 million increase in software expenses due to increased cloud storage and expanded computing capacity requirements for testing data; and a $1.3 million increase in equipment-related expenses, including maintenance expenses on existing equipment and purchases of minor equipment in 2020.
Cost of services increased by $27.5 million, or 30%, from $92.1 million for the year ended December 31, 2018 to $119.6 million for the year ended December 31, 2019. The increase was primarily attributable to the following cost components: a $16.4 million increase in reagents and laboratory supplies expense and a $2.8 million increase in other laboratory services such as genetic counseling, logistics, and phlebotomy services driven by the 47% increase in volume; a $7.5 million increase in personnel-related expenses due to an increase in average headcount; and a $4.3 million increase in software expenses due to increased cloud storage and expanded computing capacity requirements for testing data. These increases were partially offset by a $2.7 million decrease in third party reference laboratory expenses driven by a smaller percentage of tests performed by reference labs as a result of expanded in-house capabilities to perform sequencing activities.
Research and Development

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Research and development	$72,700	$34,910	$21,383	$37,790	108%	$13,527	63%
Research and development expense increased by $37.8 million, or 108%, from $34.9 million for the year ended December 31, 2019 to $72.7 million for the year ended December 31, 2020. The increase was primarily attributable to the following cost components: a $25.4 million increase in stock-based compensation expenses due to an increase in fair value of the liability-classified awards and an increase in the number of outstanding awards; a $9.3 million increase in personnel-related expenses driven by increased average headcount and retention bonuses offered to employees impacted by the relocation of our New York laboratory in December of 2020, partially offset by COVID-19 austerity measures; a $1.7 million increase in expenses for reagents, laboratory supplies and laboratory software for research and development use; and a $1.1 million increase in consulting and outside services, primarily due to an increase in the number of, and required investment in, research and development studies.
Research and development expense increased by $13.5 million, or 63%, from $21.4 million for the year ended December 31, 2018 to $34.9 million for the year ended December 31, 2019. The increase was primarily attributable to a $9.7 million increase in personnel-related expenses driven by increased average headcount and a $3.2 million increase in expenses for reagents, laboratory supplies and laboratory software for research and development use due to an increase in the number of, and required investment in, research and development studies.
Selling and Marketing

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Selling and marketing	$53,831	$33,118	$19,947	$20,713	63%	$13,171	66%

Selling and marketing expense increased by $20.7 million, or 63%, from $33.1 million for the year ended December 31, 2019 to $53.8 million for the year ended December 31, 2020. The increase was primarily attributable to the following cost components: a $10.6 million increase in personnel-related expenses driven by an increase in average headcount, partially offset by COVID-19 austerity measures; a $10.1 million increase in stock-based compensation expenses due to an increase in the fair value of the liability-classified awards and an increase in the number of outstanding awards; and a $1.5 million increase in commissions due to an increase in sales employee headcount and the implementation of temporary minimum commissions offered to sales employees in response to the COVID-19 pandemic. These increases were partially offset by a $1.8 million decrease in travel and business expenses due to reduced business travel during the COVID-19 pandemic.
Selling and marketing expense increased by $13.2 million, or 66%, from $19.9 million for the year ended December 31, 2018 to $33.1 million for the year ended December 31, 2019. The increase was primarily attributable to the following cost components: an $8.6 million increase in personnel-related expenses, excluding commissions and a $1.7 million increase in travel and business expenses driven by increases in average headcount; a $1.5 million increase in commissions driven by the 47% increase in volume and achievement of sales targets; and a $0.8 million increase in consultant costs for strategy and go-to-market consulting services.
General and Administrative

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
General and administrative	$100,742	$29,484	$19,449	$71,258	242%	$10,035	52%
General and administrative expense increased by $71.2 million, or 242%, from $29.5 million for the year ended December 31, 2019 to $100.7 million for the year ended December 31, 2020. The increase was primarily attributable to the following cost components: a $66.0 million increase in stock-based compensation expenses due to an increase in the fair value of the liability-classified awards and an increase in the number of outstanding awards; a $1.4 million increase in occupancy expenses due to the execution of additional third party leases; and a $1.3 million increase in personnel-related expenses due to an increase in general and administrative headcount, partially offset by COVID-19 austerity measures.
General and administrative expense increased by $10.1 million, or 52%, from $19.4 million for the year ended December 31, 2018 to $29.5 million for the year ended December 31, 2019. The increase was primarily attributable to the following cost components: a $4.4 million increase in personnel-related expenses driven by an increase in average headcount; a $2.3 million increase in information technology expenses driven by an increase in software costs due to system migration projects, security audits and other information technology activities commencing in 2019; a $2.0 million increase in consulting and outside service expenses driven by information technology transformation projects commencing in 2019; and increases in miscellaneous other general and administrative expenses.
Related Party Expenses

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Related party expenses	$9,395	$9,452	$9,132	$(57)	(0.6)%	$320	4%
Related party expenses decreased by $0.1 million, or 0.6%, from $9.5 million for the year ended December 31, 2019 to $9.4 million for the year ended December 31, 2020. The decrease was primarily attributable to a $1.7 million decrease in service fees associated with a reduction of leased ISMMS employees, a $1.0 million decrease in fees associated with information technology support pursuant to the transition services agreement with ISMMS and decreases in other various services provided by ISMMS pursuant to the TSA and service agreements. These decreases were partially offset by a $2.0 million increase in rent and facility expenses driven by additional office and lab space leased from ISMMS pursuant to the transition services agreement and a $0.5 million increase in consultant costs driven by an increase in research and development efforts performed by ISMMS under consulting agreements.
Related party expenses increased by $0.4 million, or 4%, from $9.1 million for the year ended December 31, 2018 to $9.5 million for the year ended December 31, 2019. The increase was primarily attributable to a $0.7 million increase in fees incurred for information technology support provided by ISMMS for certain transformational projects that occurred in 2019 pursuant to the TSA. These increases were partially offset by a $0.5 million decrease in service fees associated with a reduction of leased ISMMS employees.
Interest Income

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Interest income	$506	$988	$—	$(482)	(49)%	$988	100%
Interest income decreased by $0.5 million, or 49%, from $1.0 million for the year ended December 31, 2019 to $0.5 million for the year ended December 31, 2020. The decrease is due to declines in interest rates on money market deposit accounts and reductions in the average cash balances held throughout the year in these interest-bearing accounts.
Interest income increased by $1.0 million, or 100%, from $0 for the year ended December 31, 2018 to $1.0 million for the year ended December 31, 2019. The increase in interest income is due to interest earned on cash deposited in new money market deposit accounts in 2019.
Interest Expense

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Interest expense	$2,474	$783	$248	$1,691	216%	$535	216%
Interest expense increased by $1.7 million, or 216%, from $0.8 million for the year ended December 31, 2019 to $2.5 million for the year ended December 31, 2020. The increase is driven by an increase in capital lease obligations, an increase in our interest-bearing loan balance with the Connecticut Department of Economic and Community Development, or the DECD, and a new interest-bearing bank loan executed in 2020.
Interest expense increased by $0.6 million, or 216%, from $0.2 million for the year ended December 31, 2018 to $0.8 million for the year ended December 31, 2019. The increase is driven by an increase in capital lease obligations.

Gain on Extinguishment of Debt

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Gain on extinguishment of debt	$—	$—	$4,500	$—	—%	$4,500	100%
No gains or losses on extinguishment of debt were recognized for the years ended December 31, 2020 and 2019. Gain on extinguishment of debt was $4.5 million for the year ended December 31, 2018. The gain on extinguishment of debt in 2018 was attributable to principal loan forgiveness in response to achievement of milestones specified in the amended loan agreement with the DECD.
Other Income, Net

				Change
	Year Ended December 31,			2019 to 2020		2018 to 2019
	2020	2019	2018	$	%	$	%
	(dollars in thousands)
Other income, net	$2,622	$504	$539	$2,118	420%	$(35)	(6)%
Other income, net increased by $2.1 million, or 420%, from $0.5 million for the year ended December 31, 2019 to $2.6 million for the year ended December 31, 2020. The increase in other income, net was primarily attributable to $2.6 million in funding that we received under the CARES Act.
Other income, net is $0.5 million for the years ended December 31, 2018 and 2019 and there were no material offsetting charges within income and expense year over year.
Reconciliation of Non-GAAP Financial Measures
In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations, as a component in determining employee bonus compensation, and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation, or as substitutes for analysis of our results as reported under GAAP. We may in the future incur expenses similar to the adjustments in the presentation of Non-GAAP financial measures. Other limitations include that Non-GAAP financial measures do not reflect:
•all expenditures or future requirements for capital expenditures or contractual commitments;
•changes in our working capital needs;
•provision for income taxes, which may be a necessary element of our costs and ability to operate;
•the costs of replacing the assets being depreciated, which will often have to be replaced in the future;

•the non-cash component of employee compensation expense; and
•the impact of earnings or charges resulting from matters we consider not to be reflective, on a recurring basis, of our ongoing operations
Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit is a non-GAAP financial measure that we define as revenue less cost of services, excluding depreciation and amortization, stock-based compensation expense, related party expenses, labor costs due to a laboratory move, and COVID-19 costs. We define Adjusted Gross Margin as our Adjusted Gross Profit divided by our revenue. We believe these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics generally eliminate the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.
The following is a reconciliation of revenue to our Adjusted Gross Profit and Adjusted Gross Margin for the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Revenue	$179,322	$196,174	$133,341
Cost of services	184,648	119,623	92,093
Gross Profit	(5,326)	76,551	41,248
Add:
Stock-based compensation expense	13,947	710	748
Depreciation and amortization	9,055	4,752	4,223
Related party expenses (1)	2,189	1,859	4,122
Labor costs due to laboratory move (2)	16,391	—	—
COVID-19 costs (3)	3,179	—	—
Adjusted Gross Profit	$39,435	$83,872	$50,341
Adjusted Gross Margin	22%	43%	38%
__________________
(1)Represents fees paid to ISMMS for certain services that, for GAAP purposes, are included in Cost of Services.
(2)Represents labor costs in respect of laboratory employees' time spent to support our laboratory move from New York City to Stamford, Connecticut in 2020. During the move, our laboratory employees dedicated their time to re-validating and re-establishing instruments and equipment, rebuilding interface, obtaining a CLIA license, and other tasks to make sure the move was done correctly. For GAAP purposes we included these activities in Cost of Services. However, as the laboratory move and effort spent by our employees are one-time activities, we adjusted our Gross Profit to reflect management’s view of our normal operations.
(3)Represents labor costs in respect laboratory employees’ downtime. During the second quarter of 2020, we did not reduce the workforce in our laboratory from COVID-19. However, we suffered significantly due to the decrease in volume in Women's Health and other products. Accordingly, we have adjusted our Gross Profit to reflect the management-assessed impact from the decrease in productivity of existing laboratory employees due to COVID-19 in the second quarter of 2020.
Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net loss adjusted for interest (income) expense, net, other (income) expense, net, provision for (benefit from) income taxes, gain on extinguishment of debt, depreciation and amortization and stock-based compensation expenses, and COVID-19 costs. We believe Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.

The following is a reconciliation of our net loss to Adjusted EBITDA for the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Net loss	$(241,340)	$(29,704)	$(23,872)
Interest (income) expense, net (1)	1,968	(205)	248
Gain on extinguishment of debt (2)	—	—	(4,500)
Depreciation and amortization	11,734	6,407	5,433
Stock-based compensation expense	120,231	5,482	5,605
Other (income) expense, net (3)	(2,622)	(504)	(539)
COVID-19 costs (4)	3,179	—	—
Adjusted EBITDA	$(106,850)	$(18,524)	$(17,625)
__________________
(1)Represents the total of Interest Expense related to our capital leases and interest-bearing loans and Interest Income on money market funds.
(2)Represents a gain on debt extinguishment for the year ended December 31, 2018 related to principal loan forgiveness under one of our loan agreements.
(3)For fiscal year 2020, consists of funding received under the CARES Act Provider Relief Fund, and sales and use taxes.
(4)Represents labor costs in respect laboratory employees’ downtime. During the second quarter of 2020, we did not reduce the workforce in our laboratory from COVID-19. However, we suffered significantly due to the decrease in volume in Women's Health and other products. Accordingly, we have adjusted our Gross Profit to reflect the management-assessed impact from the decrease in productivity of existing laboratory employees due to COVID-19 in the second quarter of 2020.
Going Concern, Liquidity and Capital Resources
We have incurred net losses and negative cash flows from operations since our inception, including net losses of $241.3 million, $29.7 million and $23.9 million for the years ended December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020, we had an accumulated deficit of $330.1 million. We expect to continue to generate significant operating losses for the foreseeable future. Through December 31, 2020, we have funded our operations primarily with proceeds from the issuance of redeemable convertible preferred stock and the issuance of long-term debt. We intend to raise additional capital through the Business Combination. If we are unable to raise additional capital through the Business Combination, we expect to seek additional funding through private equity financings, debt financings or other capital sources, including collaborations with other companies or other strategic transactions. Additional capital may not be available on reasonable terms, or at all. The terms of any financing may adversely affect the holdings or the rights of our stockholders.
If we are unable to obtain funding, we will be forced to delay, reduce or eliminate some or all of our research and development programs, product portfolio expansion or commercialization efforts, which could adversely affect our business prospects, or we may be unable to continue operations. Although management continues to pursue these plans, there is no assurance that we will be successful in obtaining sufficient funding on acceptable terms to fund continuing operations, if at all.
Based on our recurring losses from operations incurred since inception, expectation of continuing operating losses for the foreseeable future, and the need to raise additional capital to finance future operations, as of May 6, 2021, the issuance date of our financial statements included elsewhere in this proxy statement, we have concluded that there is substantial doubt about our ability to continue as a going concern for a period of one year from the date that these financial statements were issued. As of May 6, 2021, the issuance date of our financial statements for the year ended December 31, 2020, we expect that our existing cash and cash equivalents of $108.1 million (excluding restricted cash) will be sufficient to fund our operating expenses and capital expenditure requirements into the second half of 2021. Beyond that point, our ability to continue as a going concern is dependent on our ability to raise additional capital to finance our operations.
The financial statements included elsewhere in this proxy statement do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the financial statements have been prepared on a basis that assumes we will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business. Please see also “Risk Factors – Sema4 may need to raise additional capital to fund its existing operations, develop additional products and services, commercialize new products and services or expand its operations.”
We plan to utilize the existing cash and cash equivalents on hand primarily to fund our operations as we continue to grow our business, enter into partnerships, pursue strategic investments and continue research and development initiatives related to Women’s Health and Oncology. We expect to incur additional costs associated with operating as a public company, including expenses related to legal, accounting, and regulatory matters; maintaining compliance with requirements of the Nasdaq and of the SEC; director and officer insurance premiums and investor relations. Cash used to fund operating expenses is affected by the timing of when we pay expenses, as reflected in the change in our outstanding accounts payable and accrued expenses. We also expect to make increased capital expenditures in the near term related to our laboratory operations.
Material Cash Requirements for Known Contractual Obligations and Commitments
The following is a description of commitments for known and reasonably likely cash requirements as of December 31, 2020. We anticipate fulfilling such commitments with our existing cash and cash equivalents, which amounted to $108.1 million as of December 31, 2020.
Our future minimum payments under non-cancellable operating lease agreements were $73.3 million as of December 31, 2020. The timing of these future payments, by year, can be found in the Notes to Sema4’s financial statements in Note 8, “Commitments and Contingencies.”
Our future payments under capital leases were $70.2 million as of December 31, 2020. The timing of these future payments, by year, can be found in the Notes to Sema4’s financial statements in Note 8, “Commitments and Contingencies.”
In 2016, ISMMS received a loan funding commitment from the DECD, or the DECD Loan Agreement, to support the Genetic Sequencing Laboratory Project, which we refer to as the Project. As part of the spin-out of Sema4 from ISMMS, ISMMS assigned both the Project and the DECD Loan Agreement to us. In June of 2018, we amended the DECD Loan Agreement by increasing the total loan commitment amount to $15.5 million. During the years ended December 31, 2020 and 2018, we received $6.0 million and $4.5 million, respectively, in loan funding. During the year ended December 31, 2020, we entered into a Master Loan and Security Agreement, or the Equipment Note, with a bank resulting in the receipt of $6.3 million of proceeds. The loan is fully secured with funds deposited in a bank account opened by Sema4 in the lender-designated bank. Also, during the year ended December 31, 2020, we entered into a Master Lease Agreement with a lender whereby we agreed to sell certain equipment and immediately lease it back, resulting in the receipt of $3.6 million of proceeds. Sema4 issued a letter of credit as security for this loan. More information on the terms of these financing arrangements can be found in the Notes to Sema4’s financial statements in Note 7, “Long-term debt”.
The terms of the amended DECD Loan Agreement require us to make interest-only payments through July 2023 and principal and interest payments commencing in August 2023. The final payment of principal and interest is due in July 2028. Interest payments are fixed at an annual interest rate of 2.0%. The outstanding loan balance from the DECD was $11.0 million and $5.0 million at December 31, 2020 and 2019, respectively. The DECD may grant partial principal loan forgiveness that is contingent upon Sema4 achieving certain milestones. The timing of these future payments, by year, can be found in the Notes to Sema4’s financial statements in Note 7, “Long-Term Debt.”
The terms of the Equipment Note require us to make sixty consecutive monthly payments of principal and interest at a fixed monthly amount of $0.1 million beginning in November 2020. Interest payments are fixed at an annual interest rate of 4.75%. The outstanding loan balance was $6.1 million at December 31, 2020. The timing of these future payments, by year, can be found in the Notes to Sema4’s financial statements in Note 7, “Long-Term Debt.”
The terms of the Master Lease Agreement require us to make sixty consecutive monthly payments of principal and interest at a fixed monthly amount of $0.1 million beginning in February 2021. Interest payments are fixed at an annual interest rate of 3.54%. The outstanding loan balance was $3.6 million at December 31, 2020. The timing of these future payments, by year, can be found in the Notes to the Sema4’s financial statements in Note 7, “Long-Term Debt.”
Cash Flows

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Cash used in operating activities	$(93,128)	$(18,728)	$(24,684)
Cash used in investing activities	(31,974)	(15,456)	(3,803)
Cash provided by financing activities	$129,056	$148,012	$27,065
Operating Activities
Net cash used in operating activities during the year ended December 31, 2020 was $93.1 million, which was primarily attributable to a net loss of $241.3 million, partially offset by non-cash depreciation and amortization of $11.7 million, non-cash stock-based compensation expense of $120.2 million and a net change in our operating assets and liabilities of $13.8 million. The net change in our operating assets and liabilities primarily reflected an increase in accounts receivable of $10.6 million driven by a slowdown in collections due to the COVID-19 pandemic, a $9.0 million increase in inventories in preparation for the move of certain laboratory operations to a new location in December 2020, an increase in accounts payable and accrued expenses of $14.8 million due to timing of vendor payments and increased spending during the year related to COVID-19 diagnostic testing and a $16.0 million increase in other current liabilities driven by higher personnel-related accruals due to increased headcount at 2020 year-end as compared to 2019 year-end, as well as an increase in accrued payroll taxes due to the deferral of U.S. payroll taxes as part of the CARES Act.
Net cash used in operating activities during the year ended December 31, 2019 was $18.7 million, which was primarily attributable to a net loss of $29.7 million and a net change in our operating assets and liabilities of $0.7 million, partially offset by non-cash depreciation and amortization of $6.4 million and non-cash stock-based compensation expense of $5.5 million. The net change in our operating assets and liabilities primarily reflected an increase in accounts receivable of $4.6 million driven by increase in testing volumes and billings, an $8.0 million increase in inventories driven by anticipated future growth due to a year-over-year increase in testing volumes for the year ended December 31, 2019 as compared to the year ended December 31, 2018, a $4.4 million increase in other assets due to security deposits on certain office and laboratory locations, an increase in accounts payable and accrued expenses of $12.8 million due to increased operating expenditures in line with the growth of the business and a $4.5 million increase in other current liabilities driven by higher personnel-related accruals due to increased headcount at 2019 year-end as compared to 2018 year-end.
Net cash used in operating activities during the year ended December 31, 2018 was $24.7 million, which was primarily attributable to a net loss of $23.9 million, a $4.5 million non-cash gain on extinguishment of debt and a net change in our operating assets and liabilities of $7.9 million, which were partially offset by non-cash depreciation and amortization of $5.4 million and non-cash stock-based compensation expense of $5.6 million. The net change in our operating assets and liabilities primarily reflected an increase in accounts receivable of $4.7 million driven by an increase in testing volumes and billings, a $4.9 million increase in inventories to support anticipated future growth in diagnostic testing and a $3.9 million increase in other current liabilities driven by higher personnel-related accruals due to increased headcount at 2018 year-end as compared to 2017 year-end.
Investing Activities
Net cash used in investing activities during the year ended December 31, 2020 was $32.0 million, which was primarily attributable to $24.1 million in purchases of property and equipment and $7.9 million of costs related to development of internal-use software assets.

Net cash used in investing activities during the year ended December 31, 2019 was $15.4 million, which was attributable to $11.9 million in purchases of property and equipment and $3.5 million of costs related to development of internal-use software assets.
Net cash used in investing activities during the year ended December 31, 2018 was $3.8 million, which was attributable to $2.2 million in purchases of property and equipment and $1.7 million of costs related to development of internal-use software assets, partially offset by $0.1 million in proceeds from the sale of laboratory equipment.
Financing Activities
Net cash provided by financing activities during the year ended December 31, 2020 was $129.0 million, which was primarily attributable to $117.3 million in net cash proceeds from the issuance of our Series C redeemable convertible preferred stock and $15.9 million in net cash proceeds from the issuance of long-term debt. These increases were partially offset by $4.0 million in principal payments on our capital lease obligations and $0.2 million in principal payments on our long-term debt obligations.
Net cash provided by financing activities during the year ended December 31, 2019 was $148.0 million, which was attributable to $118.8 million in net cash proceeds from the issuance of our Series B redeemable convertible preferred stock and $30.9 million in capital contributions from ISMMS, partially offset by $1.7 million in principal payments on our capital lease obligations.
Net cash provided by financing activities during the year ended December 31, 2018 was $27.0 million, which was attributable to $24.6 million in capital contributions from ISMMS and $4.5 million in net cash proceeds from the issuance of long-term debt, partially offset by $2.1 million in principal payments on our capital lease obligations.
Off-Balance Sheet Arrangements
As of December 31, 2020, we have not had any off-balance sheet arrangements, as defined in the rules and regulations of the SEC.
Quantitative and Qualitative Disclosures about Market Risk
We are exposed to market risks in the ordinary course of our business. These risks primarily relate to interest rates. Our cash, cash equivalents, and restricted cash totaled $118.9 million and $115.0 million at December 31, 2020 and 2019, respectively, and consisted of bank deposits and money market funds. Such interest-bearing instruments carry a degree of risk; however, because our investments are primarily high-quality credit instruments with short-term in durations with high-quality institutions, we have not been exposed to, nor do we anticipate being exposed to, material risks due to changes in interest rates. A 100 basis point change in interest rates would not have a material effect on the fair market value of our cash, cash equivalents and restricted cash.
Sema4’s loans and financing obligations are recorded at amortized cost and are set at fixed interest rates. As a result, fluctuations in interest rates would not impact our financial statements. However, the fair value of our debt will generally fluctuate with movements of interest rates. Additional information on our long-term debt can be found in the Notes to the Sema4’s financial statements in Note 7, “Long-Term Debt.”
The fair value of our liability-classified stock options is determined using the Black-Scholes model, which uses the risk-free interest rate as an input. A 100 basis point change in interest rates would not have a material effect on the fair value of our liability classified stock options using the Black-Scholes model.
Critical Accounting Policies and Estimates
We have prepared our financial statements in accordance with GAAP. Our preparation of these financial statements requires us to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities and related disclosures at the date of the financial statements, as well as revenue and expense recorded during the reporting periods. We evaluate our estimates and judgments on an ongoing basis. We base our estimates on historical experience and or other relevant assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

An accounting policy is deemed to be critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time the estimate is made, if different estimates reasonably could have been used, or if changes in the estimate that are reasonably possible could materially impact the financial statements. While our significant accounting policies are described in more detail in the Notes to Sema4’s financial statements in Note 2, “Summary of Significant Accounting Policies” included elsewhere in this prospectus, we believe the following accounting policies to be critical to the judgments and estimates used in the preparation of our financial statements.
Revenue Recognition
Effective January 1, 2019 we adopted Accounting Standards Codification (“ASC”) Topic 606 (“ASC 606”), Revenue from Contracts with Customers. Under ASC 606, revenue is recognized when, or as, performance obligations under the terms of a contract are satisfied, which occurs when control of the promised products or services are transferred to a customer. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring products or services to a customer. Our contracts require significant judgments in determining the transaction price and satisfying performance obligations under ASC 606.
We recognized revenue pursuant to ASC Topic 605 (“ASC 605”), Revenue recognition, for the year ended December 31, 2018 prior to the adoption of ASC 606. Under ASC 605, revenue was recognized when persuasive evidence of a final agreement existed; delivery had occurred or services were rendered; the price of the product or service was fixed or determinable; and collectability from the customer was reasonably assured. Our contracts require significant judgments in determining whether the price is fixed or determinable and whether collectability is reasonably assured under ASC 605.
Diagnostic test revenue
Our diagnostic test revenue contracts typically consist of a single performance obligation to deliver diagnostic testing services to the ordering facility or patient. Control over diagnostic testing services is transferred at a point in time. Specifically, we determined the customer obtains control of the promised service upon delivery of the test results.
Under ASC 606, we include the unconstrained amount of estimated variable consideration in the transaction price. The transaction price is constrained to only include the amount for which it is probable that a significant reversal of cumulative revenue recognized will not occur when underlying uncertainties or contingencies resolve. At the end of each subsequent reporting period, we re-evaluate the estimated variable consideration included in the transaction price and any related constraint and, if necessary, adjust our estimate of the overall transaction price. The process for estimating the transaction price associated with services provided to customers involves significant judgments and assumptions.
We estimate the transaction price in arrangements with third-party insurance payors based on historical collection experience, contractual provisions and insurance reimbursement policies, payor mix, and other relevant information for applicable payor portfolios. The estimates for implicit price concessions require significant judgment and are based upon management’s assessment of expected net collections, business and economic conditions, historical trends, trends in federal, state and private employer health care coverage and other collection indicators.
For self-pay patients, we determine the transaction price associated with services rendered in consideration of implicit price concessions that are granted to such patients. The estimates for implicit price concessions require significant judgment and are based upon management’s assessment of expected net collections, business and economic conditions, historical trends, trends in federal, state and private employer health care coverage and other collection indicators.
For institutional clients, the customer is the institution. Sema4 determines the transaction price associated with services rendered in accordance with the contractual rates established with each customer.
We monitor these accrual estimates at each reporting period based on actual cash collections in order to assess whether a revision to the estimate is required. Both the initial estimate and any subsequent revision to the estimate contain uncertainty and require the use of judgment in the estimation of the transaction price and application of the constraint for variable consideration. If actual results in the future vary from Sema4’s estimates, Sema4 will adjust these estimates, which could affect revenue and earnings in the period such variances become known.
Under ASC 605, we recognize revenue from diagnostic tests performed in the period in which tests are reported to customers if the price is fixed or determinable and collectability from the customer is reasonably assured. The criterion for whether the price was fixed or determinable and whether collectability was reasonably assured were based on management’s judgments. When evaluating collectability, in situations where reimbursement coverage did not exist, we considered whether a sufficient history to reliably estimate a payer’s individual payment patterns existed. For most uninsured customers, we were not able to demonstrate a predictable pattern of collectability and, therefore, recognized revenue when payment was received. For customers who had demonstrated a consistent pattern of payment of tests billed at the appropriate amounts, we recognized revenue at estimated realizable amounts upon delivery of test results.
Other revenue
We also recognize revenue from collaboration service agreements with Biopharma companies and other third parties pursuant to which we provide diagnostic testing and related data aggregation reporting services. These contracts generally include non-refundable upfront payments, which we record as contract liabilities, and variable payments based upon the achievement of certain milestones during the contract term. Milestone payments are a form of variable consideration that are included in the transaction price only when it is probable that doing so will not result in a significant reversal of cumulative revenue recognized when the uncertainty associated with the milestone is subsequently resolved.
Under ASC 606, we recognize revenue over time using an input measure based on costs incurred on the basis that this measure best reflects the pattern of transfer of control of the services to the customer. The measure of progress is developed using our best estimate of the performance period and the anticipated costs to be incurred to perform such services. The costs for any subcontracted services are included in our measure of progress used to recognize revenue.
Under ASC 605, we recognize revenues when the contractual obligations are met based on the terms of the respective agreements.
Capitalized Internal-Use Software Costs
We capitalize certain costs related to the development of our software applications for internal use. Capitalization begins during the application development stage, once the preliminary project stage has been completed. If a project constitutes an enhancement to existing software, we assess whether the enhancement creates additional functionality to the software, thus qualifying the work incurred for capitalization. Costs incurred prior to meeting these criteria together with costs incurred for training and maintenance are expensed as incurred. Once the project is available for general release, capitalization ceases and we estimate the useful life of the asset and begin amortization. We exercise judgment in determining the point at which various projects may be capitalized, in assessing the ongoing value of the capitalized costs and in determining the estimated useful lives over which the costs are amortized. We periodically assess whether triggering events are present to review internal-use software for impairment. To the extent that we change our estimates related to internal-use software, the amount of internal-use software development costs we capitalize and amortize could change in future periods.
Stock-Based Compensation
We measure stock-based compensation expense for liability-classified stock options granted to employees, consultants and directors based on the estimated fair value of the awards and recognize compensation expense over the requisite service period for each separate vesting portion of the award as if the award was, in-substance, multiple awards. Terms of our stock options include a provision whereby we have a call option to repurchase the award for cash upon termination of employment or termination of the consulting agreement. We have concluded that it is probable we will continue to exercise our call option prior to the award holder being subject to the risks and rewards of equity ownership. As a result, stock options are classified as liabilities in the accompanying balance sheets. See Note 9 of the accompanying notes to our audited financial statements for more information.
The initial measurement of fair value and subsequent change in fair value are recognized as compensation expense over the requisite service period from grant date to settlement date for all awards that vest with a corresponding adjustment to stock-based compensation liabilities on the balance sheet. Shares of common stock issued upon settlement of an award continue to be classified as a liability and remeasured to fair value each reporting period until the shareholder bears the risks and rewards of equity ownership for a reasonable period of time, which Sema4 concludes is a period of at least six months.
We estimate the fair value of stock options using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires the use of assumptions regarding a number of variables that are complex, subjective and generally require significant judgment to determine. Changes in the assumptions can materially affect the fair value and ultimately how much stock-based compensation expense is recognized. These assumptions include:
Expected volatility. As we do not have any trading history for our common stock, the expected volatility was estimated based on the average volatility for comparable publicly traded companies over a period equal to the expected term of stock option grants. When selecting these comparable companies, we considered the enterprise value, risk profiles, position within the industry, and whether there was sufficient historical share price information to meet the expected life of the stock-based awards. We computed historical volatility using the daily closing prices for the selected companies’ common stock during the equivalent period of the calculated expected term of the stock-based awards.
Expected term. The expected term represents the period that awards are expected to be outstanding and is determined by the potential timing of a liquidity event since all awards have accelerated vesting features upon a liquidation event and we generally do not expect grantees to exercise vested options prior to a liquidation event.
Risk-free interest rate. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for bonds with maturities consistent with the expected holding periods corresponding with the expected term of the option.
Dividend yield. We have not historically paid dividends on common stock and do not anticipate paying dividends in the foreseeable future. Therefore, the expected dividend yield is zero.
Fair value of common stock. Prior to the closing of the Business Combination, the fair value of our common stock issuable upon exercise of stock options was determined by our board of directors, with input from management and independent third-party valuations, as discussed in “Common Stock Valuations” below.
The estimated forfeiture rate is not determinable due to a lack of historical and comparable data. Therefore, we account for forfeitures as they occur.
Common Stock Valuations
The estimated fair value of common stock underlying our stock options was determined at each grant date by our board of directors, with input from management, considering our most recently available third-party valuations of common stock and our board of directors’ assessment of additional objective and subjective factors that it believed were relevant and factors that may have changed from the date of the most recent valuation through the end of the reporting period. All options to purchase shares of our common stock are intended to be exercisable at a price per share not less than the per-share fair value of our common stock underlying those options on the date of grant.
We determined the fair value of our common stock using methodologies, approaches and assumptions consistent with the American Institute of Certified Public Accountants Accounting and Valuation Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation. Given the absence of a public trading market for our common stock, our common stock valuation methodologies utilize certain assumptions, including probability weighting of events, volatility, time to liquidation, a risk-free interest rate and an assumption for a discount for lack of marketability. Other considerations include:
•the prices, rights, preferences and privileges of our redeemable convertible preferred stock relative to our common stock;
•our operating and financial performance, forecasts and capital resources;
•current business conditions;
•our stage of commercialization;
•the likelihood of achieving a liquidity event for the shares of common stock issuable upon exercise of these stock options, such as an initial public offering, reverse merger SPAC transaction, or sale of Sema4, given prevailing market conditions;
•the market performance of comparable publicly traded technology companies; and
•the U.S. and global economic and capital market conditions.
In valuing our common stock for periods prior to December 31, 2020, we utilized the “backsolve” method to derive our implied enterprise value from arm’s length transactions in our redeemable convertible preferred securities assuming various timelines to liquidity via an initial public offering or sale. We then used an option-pricing model (“OPM”) to estimate the fair value of our common stock based on the calculated enterprise value under each liquidity scenario. The OPM treats the rights of the holders of redeemable convertible preferred stock and common stock as equivalent to that of call options on any value of the enterprise above certain break points of value based upon the liquidation preferences of the holders of preferred stock, as well as their rights to participation and conversion. Based on the timing and nature of an assumed liquidity event in each scenario, a discount for lack of marketability was applied to each scenario. We then probability weighted the value of each expected outcome to arrive at an estimate of fair value per share of common stock.
In valuing our common stock prior to the closing of the Business Combination, including as of December 31, 2020, we estimated the fair value of the enterprise using the probability-weighted expected return method (“PWERM”), which is a highly complex and subjective valuation methodology. Under a PWERM, the fair market value of the common stock is estimated based upon the discounted expected future values for the enterprise assuming various future outcomes. Based on the timing and nature of an assumed liquidity event in each scenario, a discount for lack of marketability was applied to each scenario. We then probability-weighted the value of each expected outcome to arrive at an estimate of fair value per share of common stock.
For valuations after the closing of the Business Combination, our board of directors determines the fair value of each share of common stock based on the closing price of our common stock on the date of grant or other relevant determination date, as reported on Nasdaq.
JOBS Act Accounting Election
We are an “emerging growth company” within the meaning of the JOBS Act. The JOBS Act allows an emerging growth company to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. We have elected to use this extended transition period and, as a result, our financial statements may not be comparable to companies that comply with public company effective dates. We also intend to rely on other exemptions provided by the JOBS Act, including not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act.
Following the completion of the Business Combination, we will remain an emerging growth company until the earliest of (1) December 31, 2025, (2) the last day of the fiscal year in which we have total annual gross revenue of at least $1.07 billion, (3) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeded $700.0 million as of the last business day of the second fiscal quarter of such year or (4) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Recent Accounting Pronouncements
See Note 2 of the accompanying notes to our audited financial statements for more information.
Internal Controls
In connection with the preparation of our financial statements included elsewhere in this proxy statement, we identified material weaknesses in our internal control over financial reporting, which existed as of December 31, 2020.
Management is actively engaged and committed to taking the steps necessary to remediate the control deficiencies that constituted the material weaknesses. During 2021, we made the following enhancements to our control environment:
•In May 2021, we hired a permanent Chief Accounting Officer with substantial technical accounting and internal controls experience, whose responsibilities include working with our Chief Financial Officer, existing employees and third-party consultants to improve the design, implementation, execution and supervision of our internal control over financial reporting.
•We added accounting and information technology employees with appropriate experience, certification, education and training to the organization to strengthen our internal accounting team, to provide oversight, structure and reporting lines, and to provide additional review over our disclosures . This includes hiring a Corporate Controller, whose primary responsibilities include working with third-party consultants to improve the design, implementation, execution, and supervision of our internal controls over financial reporting. We expect to continue to evaluate our needs for additional personnel. We expect to provide enhanced training to existing and new employees in order to enhance the level of communication and understanding of controls with key individuals that provide key information and perform key roles within our financial accounting and reporting group.
•We engaged outside consultants to assist in the design, implementation, and documentation of internal controls that address the relevant risks, are properly designed, and provide for appropriate evidence of performance of the internal controls; and
•We engaged outside consultants to assist us in the evaluation of a new Enterprise Resource Planning (“ERP”) system in order to mitigate the internal control gaps and limitations that cannot be addressed by the current ERP around segregation of duties, and to enhance the information technology general controls environment.
Our remediation activities are continuing during 2021. In addition to the above actions, we expect to engage in additional activities, including, but not limited to:
•Hiring more technical accounting resources to enhance our control environment;
•Until we have sufficient technical accounting resources, engaging external consultants to provide support and to assist us in our evaluation of more complex applications of GAAP, and to assist us with documenting and assessing our accounting policies and procedures;
•Implementing business process-level controls across all significant accounts and information technology general controls across all relevant domains. This will include providing training such that the preparers and control operators to establish clear expectations as it relates to the control design, execution and monitoring of such controls, including enhancements to the documentation to evidence the execution of the controls; and
•Implementing improvements to our ERP to enhance the accuracy of our financial records, enable the enforcement of systematic segregation of duties, and to improve our information technology general controls environment.

We continue to enhance corporate oversight over process-level controls and structures to ensure that there is appropriate assignment of authority, responsibility, and accountability to enable remediation of our material weaknesses. We believe that our remediation plan will be sufficient to remediate the identified material weaknesses and strengthen our internal control over financial reporting. As we continue to evaluate, and work to improve, our internal control over financial reporting, management may determine that additional measures to address control deficiencies or modifications to the remediation plan are necessary.

EXECUTIVE COMPENSATION OF SEMA4
Unless the context otherwise requires, any reference in this section of this proxy statement to “Sema4,” “we,” “us” or “our” refers to Sema4 and its consolidated subsidiaries prior to the consummation of the Business Combination and to the post-combination company and its consolidated subsidiaries following the Business Combination.
Executive Compensation Overview
The following tables and accompanying narrative disclosure set forth information about the compensation earned by Sema4’s named executive officers for the year ended December 31, 2020, who were:
•Eric Schadt, M.D., Sema4’s founder and Chief Executive Officer,
•James Coffin, Ph.D., Sema4’s President and Chief Operating Officer, and
•Joel Sendek, Sema4’s former Chief Financial Officer.
The named executive officers’ compensation primarily consists of (1) base salary, (2) annual discretionary cash bonus and (3) equity incentive awards, as well as perquisites described below. Sema4’s named executive officers, during their employment with Sema4, are also eligible to participate in the same retirement and health and welfare benefit plans as its other full-time employees.
2020 Summary Compensation Table
The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by Sema4’s named executive officers during the year ended December 31, 2020.

Name and Principal Position	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Eric Schadt, M.D. Chief Executive Officer	643,846	540,000	1,770,474	13,756	2,968,076
James Coffin, Ph.D. President and Chief Operating Officer	524,615	363,000	623,189	11,169	1,521,974
Joel Sendek (4) Former Chief Financial Officer...	405,385	—	1,669,257	8,742	2,083,383
__________________
(1)The amounts reported reflect the annual performance-based cash bonus amounts awarded to Sema4’s named executive officers for their service in 2020. For additional information regarding the bonus compensation, see “—2020 Bonuses.”
(2)Amounts represent the aggregate grant date fair value of the stock options awarded to the named executive officer during 2020 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 of the notes to Sema4’s financial statements included in this proxy statement. Such grant-date fair market value does not take into account any estimated forfeitures related to service-based vesting conditions.
(3)The amounts reported in this column represent our matching contributions made on behalf of our named executive officers under our 401(k) plan.
(4)Mr. Sendek served as Sema4’s Chief Financial Officer from September 2019 through January 2021.
Narrative Disclosure to the Summary Compensation Table
2020 Bonuses
Under their employment agreements, Dr. Eric Schadt and Dr. James Coffin are entitled to receive annual bonuses based on the achievement of certain corporate performance objectives. For the 2020 bonuses, the target annual bonuses for Dr. Schadt and Dr. Coffin were equal to 100% and 60%, respectively of their respective annual base salaries. In March 2020, based on the achievement of corporate performance objectives, Sema4’s board of directors determined to award bonuses for 2020 as set forth in the table above.

Outstanding Equity Awards at 2020 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each of Sema4’s named executive officers as of December 31, 2020.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Eric Schadt, M.D	6/1/2017(2)	39,000	—	18.94	6/1/2027
	10/17/2019(3)	412,500	687,500	0.9485	10/17/2029
	2/18/2020(4)	583,310	1,283,294	0.9485	2/18/2030
James Coffin, Ph.D	8/31/2017(5)	14,222	3,278	18.94	8/31/2027
	2/18/2020(4)	205,320	451,706	0.9485	2/18/2030
Joel Sendek(6)	2/18/2020(7)	549,965	1,209,926	0.9485	2/18/2030
__________________
(1)All of the outstanding equity awards described in this table were granted under our 2017 Plan.
(2)The shares underlying the stock option are fully vested.
(3)The stock option vests at a rate of 6.25% of the shares of Sema4’s Class B common stock underlying the stock option each quarter following the June 1, 2019 vesting commencement date. 100% of the shares underlying the stock option will vest (a) in the event that the service provider’s option is not assumed or replaced by the buyer in connection with a change of control transaction or (b) upon a change in control transaction.
(4)The stock option vests at a rate of 6.25% of the shares of Sema4’s Class B common stock underlying the stock option each quarter following the August 2, 2019 vesting commencement date. 100% of the shares underlying the stock option will vest (a) in the event that the service provider’s option is not assumed or replaced by the buyer in connection with a change of control transaction or (b) upon termination of the service provider’s employment by Sema4 for no cause or by the service provider for good reason in connection with a change in control transaction.
(5)The stock option vests at a rate of 6.25% of the shares of Sema4’s Class B common stock underlying the stock option each standard calendar quarter following the August 31, 2017 vesting commencement date, beginning on December 30, 2017 and ending on August 30, 2021. 100% of the shares underlying the stock option will vest (a) in the event that the service provider’s option is not assumed or replaced by the buyer in connection with a change of control transaction or (b) upon termination of the service provider’s employment by Sema4 for no cause or by the service provider for good reason in connection with a change in control transaction.
(6)Mr. Sendek served as Sema4’s Chief Financial Officer from September 2019 through January 2021.
(7)109,993 shares of Sema4’s Class B common stock underlying the stock option vested on the Grant Date; thereafter the stock option vests at a rate of 6.25% of the shares of Sema4’s Class B common stock underlying the stock option each quarter following the September 11, 2019 vesting commencement date, beginning on March 11, 2020 and ending on September 11, 2023. 100% of the shares underlying the stock option will vest (a) in the event that the service provider’s option is not assumed or replaced by the buyer in connection with a change of control transaction or (b) upon termination of the service provider’s employment by Sema4 for no cause or by the service provider for good reason in connection with a change in control transaction.
In addition, it is anticipated that Dr. Schadt and Dr. Coffin will each receive a grant of Earnout RSUs upon the occurrence of certain triggering events when the Earnout RSUs are granted following the Closing.
Employment Agreements with Sema4’s Executive Officers
Each of Sema4’s current named executive officers is employed at-will and their compensation is reviewed periodically and subject to the discretion of Sema4’s board of directors and compensation committee.
The post-combination company intends to enter into new employment agreements with certain senior management personnel, including Sema4’s Chief Executive Officer and President and Chief Operating Officer, and/or other named executive officers. The post-combination company expects that each of these agreements will provide for at-will employment and include each officer’s base salary, a discretionary annual incentive bonus opportunity and standard employee benefit plan participation. The post-combination company also expects these agreements to provide for severance benefits upon termination of employment or a change in control of the post-combination company.

Equity Compensation Plans and Other Benefit Plans
2017 Stock Incentive Plan
Sema4’s 2017 Plan was adopted by Sema4’s board of directors and approved by its stockholders on April 2017. The 2017 Plan allows for the grant of stock options, stock appreciation rights, restricted stock, and restricted stock units, or RSUs, as described below. As of December 31, 2020, Sema4 had 122,000 shares of Class A common stock and 13,915,604 shares of Class B common stock reserved for issuance pursuant to awards under Sema4’s 2017 Plan, of which 1,095,200 shares remained available for grant. Sema4 expects to terminate the 2017 Plan upon the effective date of the Equity Incentive Plan, which will be the date immediately prior to the Closing. Any awards granted under the 2017 Plan that remain outstanding as of such date will continue to be subject to the terms of Sema4’s 2017 Plan and applicable award agreements until such awards are exercised or amended or until they terminate or expire by their terms.
Administration. Sema4’s 2017 Plan is administered by its board of directors or a committee appointed by Sema4’s board of directors. Subject to the terms of the 2017 Plan, Sema4’s board of directors has the authority to, among other things, select the persons to whom awards will be granted, construe and interpret Sema4’s 2017 Plan as well as to prescribe, amend, and rescind rules and regulations relating to the 2017 Plan and awards granted pursuant to the 2017 Plan.
Eligibility. Pursuant to the 2017 Plan, Sema4 may grant incentive stock options only to its employees (including officers and directors who are also employees). Sema4 may grant non-statutory stock options, stock appreciation rights, restricted stock, and restricted stock units to its employees, directors, and consultants.
Options. The 2017 Plan provides for the grant of both (i) incentive stock options, which are intended to qualify for tax treatment as set forth under Section 422 of the Code, and (ii) non-statutory stock options to purchase shares of Sema4’s common stock, each at a stated exercise price. The exercise price of each stock option must be at least equal to the fair market value of Sema4’s common stock on the date of grant, except that incentive stock options granted to any individual who owns more than ten percent of the total combined voting power of all classes of Sema4’s capital stock must have an exercise price at least equal to 110% of the fair market value of Sema4’s common stock on the date of grant. The maximum term of options granted under Sema4’s 2017 Plan is ten years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who owns stock representing more than ten percent of the total combined voting power of all classes of Sema4’s capital stock is five years from the date of grant.
In the event of a termination of a participant’s termination of service for any reason other than disability or death, an option is generally exercisable, to the extent vested, for a period of not less than 30 days in the case of termination without cause (except due to a participant’s death or disability) and for a period of 12 months in the case of termination due to the participant’s death or disability, or such longer as the administrator may provide. Stock options generally terminate upon a participant’s termination of employment for cause.
Restricted Stock Awards. Awards of restricted stock represent an offer by Sema4 to sell shares of its common stock subject to restrictions which may lapse based on terms and conditions determined by Sema4’s board of directors or applicable committee. Holders of restricted stock are entitled to vote and, unless otherwise determined by the board of directors, are entitled to receive all dividends and distributions with respect to such shares. Any dividends or stock distributions paid pursuant to any unvested shares of restricted stock will be subject to the same restrictions on transferability and forfeiture as the restricted stock. As of December 31, 2020, no shares of restricted stock had been issued under the 2017 Plan.
Other Awards. The 2017 Plan also provides for the grant of stock appreciation rights and restricted stock units. As of December 31, 2020, no stock appreciation rights that provide for settlement in shares of common stock and no restricted stock units had been issued under the 2017 Plan.
Transferability. Unless otherwise determined by the board of directors, awards granted under the 2017 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, the laws of descent and distribution or qualified domestic relations orders.

Corporate Transaction. In the event of a Corporate Transaction (as defined in the 2017 Plan), the 2017 Plan provides that outstanding awards will be terminated unless they are assumed in connection with the corporate transaction. The administrator will have the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2017 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2017 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of awards in connection with a corporate transaction, on such terms and conditions as the administrator may specify. The administrator will have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of service of a participant within a specified period following the effective date of the corporate transaction.
Adjustments. In the event of a stock dividend, recapitalization, stock split, reverse stock split, combination, reclassification, or other change in Sema4’s corporate structure affecting the shares of common stock issued under the 2017 Plan, Sema4’s board of directors will adjust the number of shares that may be delivered under 2017 Plan and/or the number, and price of shares covered by each outstanding award, in order to prevent diminution or enlargement of benefits or potential benefits intended to be made available under the 2017 Plan.
401(k) Plan
Sema4 sponsors a retirement savings plan established in January 1, 2018 that is intended to qualify for favorable tax treatment under Section 401(a) of the IRC, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the IRC. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the IRC. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. The plan provides for employer safe harbor matching contributions equal to 100% of an employee’s salary deferrals that do not exceed 6% of the employee’s compensation. An employee’s interest in his or her deferrals and safe harbor matching contributions is 100% vested when contributed.
Other Benefits
Sema4’s named executive officers, while employed by Sema4, are eligible to participate in Sema4’s employee benefit plans on the same basis as Sema4’s other employees, including Sema4’s health and welfare plans. Sema4 generally does not provide Sema4’s named executive officers with perquisites or other personal benefits. However, Sema4 does reimburse Sema4’s named executive officers for their necessary and reasonable business and travel expenses incurred in connection with their services to Sema4.
Director Compensation
Dr. Schadt did not receive any compensation for his service as a director during fiscal year 2020, while also serving as Chief Executive Officer. Please see the section entitled “Executive Compensation of Sema4—2020 Summary Compensation Table” for a summary of payments made to Dr. Schadt. Other than as described below, none of Sema4’s non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of Sema4’s board of directors) or any equity or non-equity awards in the year ended December 31, 2020.

2020 Director Compensation Table
The following table presents the total compensation earned by each of Sema4’s non-employee directors in the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash($)(1)	Option Awards($)(2)	All Other Compensation($)(3)	Total($)
Joshua Ruch	—	—	—	—
Kenneth Davis, M.D	—	—	—	—
Rachel Sherman, M.D., M.P.H., F.A.C.P	88,736	278,209	—	366,945
R. Martin Chavez, Ph.D	—	1,960,993	—	1,960,993
Dennis Charney, M.D	—	—	—	—
Michael Pellini, M.D	—	—	—	—
Andrew ElBardissi	—	—	—	—
Viral Patel	—	—	—	—
David Windreich	—	—	—	—
__________________
(1)The amounts reported in this column represent fees earned for service on Sema4’s board of directors.
(2)The amounts reported in this column represent the aggregate grant date fair value of the awards granted under Sema4’s 2017 Equity Incentive Plan to Sema4’s directors during the year ended December 31, 2020, as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in the Option Awards column are set forth in Note 9 to Sema4’s consolidated financial statements included elsewhere in this proxy statement. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the director from the awards.
(3)The amounts reported in this column represents Sema4’s reimbursement for reasonable business and travel expenses incurred in connection with the director’s services to Sema4.
The following table sets forth the aggregate number of shares of Sema4’s Class B common stock subject to outstanding options held by Sema4’s non-employee directors as of December 31, 2020:

Name	Number of Shares Underlying Options Held as of December 31, 2020
Joshua Ruch	—
Kenneth Davis, M.D	—
Dennis Charney, M.D	—
Michael Pellini, M.D	—
Rachel Sherman, M.D., M.P.H., F.A.C.P	293,315(1)
R. Martin Chavez, Ph.D	832,199(2)
Andrew ElBardissi	—
Viral Patel	—
David Windreich	—
__________________
(1)The stock option vests at a rate of 6.25% of the shares of Sema4’s Class B common stock underlying the stock option each quarter following the February 18, 2020 vesting commencement date. 100% of the shares underlying the stock option will vest in connection with a change in control transaction.
(2)52,012 shares of Sema4’s Class B common stock underlying the stock option shall vest on the 11th day of each August, November, February and May from May 11, 2020 through May 11, 2024, with the first such vesting date to occur on August 11, 2020, such that 52,012 of the shares of Sema4’s Class B common stock underlying the stock option shall be vested as of the date of the award. The balance of 7 shares of Sema4’s Class B common stock underlying the stock option shall vest on May 11, 2024. 100% of the shares underlying the stock option will vest in connection with a change in control transaction.

Non-Employee Director Compensation Policy
In connection with this transaction, the post-combination company intends to adopt a non-employee director compensation policy that will be designed to enable the post-combination company to attract and retain, on a long-term basis, highly qualified non-employee directors.

MANAGEMENT AFTER THE BUSINESS COMBINATION
Upon the consummation of the business combination, the business and affairs of the post-combination company will be managed by or under the direction of the board of directors of the post-combination company. the directors and executive officers of the post-combination company upon consummation of the business combination will include the following.

Name	Age	Position
Executive Officers
Eric Schadt, Ph.D.	56	Chief Executive Officer and Director
Isaac Ro	43	Chief Financial Officer
James Coffin, Ph.D.	57	President and Chief Operating Officer
Daniel Clark, J.D.	41	Secretary and General Counsel
Kareem Saad	42	Chief Business Officer
Anthony Prentice	48	Chief Product Officer
Karen White	50	Chief People Officer

Non-Employee Directors
Eli Casdin	47	Director
Emily Leproust, Ph. D.	48	Director
Joshua Ruch	71	Director
Michael Pellini, M.D.	55	Director
Nat Turner	35	Director
Rachel Sherman, M.D., M.P.H., F.A.C.P.	63	Director
Executive Officers
Eric Schadt, Ph.D., is founder and Chief Executive Officer of Sema4 and has served as a member of Sema4’s board of directors since June 2017. Dr. Schadt also serves as the Dean for Precision Medicine, and Mount Sinai Professor in Predictive Health and Computational Biology at the Icahn School of Medicine at Mount Sinai. Dr. Schadt was previously Founding Director of the Icahn Institute for Genomics and Multiscale Biology from September 2011 to June 2017, and Professor and Chair of the Department of Genetics and Genomic Sciences from August 2011 to June 2017. Dr. Schadt previously served as the Chief Scientific Officer at Pacific Biosciences of California, a biotechnology company, from May 2009 to July 2012, and as an Executive Director at Merck from July 2001 to May 2009. Dr. Schadt also currently serves on numerous boards of directors and scientific advisory boards for various private companies. Dr. Schadt earned his Ph.D. from the University of California, Los Angeles, his M.A. from the University of California, Davis, and his B.S. from California Polytechnic State University-San Luis Obispo. Dr. Schadt’s expertise in computational biology, genomics, health systems operating experience, and knowledge of Sema4’s business, years of senior management experience at a biotechnology company, and his service as a director of other biopharmaceutical companies provide him with the qualifications and skills to serve as a director of the post-combination company.
Isaac Ro has served as Sema4’s Chief Financial Officer since February 2021. Mr. Ro previously served as the Chief Financial Officer of Thrive Earlier Detection Corp., a company focused on early detection cancer screening, from June 2019 to February 2021, through Thrive’s sale to Exact Sciences Corporation in January 2021. From July 2010 to June 2019, Mr. Ro held roles of increasing responsibility at Goldman Sachs leading the U.S. Medical Technology team, including as Vice President. Prior to Goldman Sachs, Mr. Ro served as a Director at SVB Leerink from June 2004 to July 2010. Mr. Ro holds a B.A. in History, with honors, from Middlebury College.
James Coffin, Ph.D., has served as Sema4’s President and Chief Operating Officer since August 2017 and previously served as Sema4’s Treasurer from January 2021 to March 2021. Dr. Coffin previously served as Chief Executive Officer, Chairman of the Board and President at Source Medical Solutions, a practice management and

EMR solutions provider in the ambulatory surgical space, from December 2014 to June 2017. Prior to joining Source Medical Solutions, Dr. Coffin was Worldwide Vice President and General Manager at Dell, leading the Global Healthcare and Life Science business from January 2007 to April 2013. Prior to Dell, Dr. Coffin served as Worldwide Vice President of IBM’s Healthcare and Life Sciences and its Life Sciences Solutions divisions between August 1999 and January 2007. Dr. Coffin earned his Ph.D. in Chemistry from the University of Arkansas and his B.S. in Chemistry from Louisiana Tech University. Dr. Coffin also completed a fellowship in Chemistry at the University of Cambridge.
Daniel Clark, J.D., has served as Sema4’s General Counsel since March 2016 and Secretary since March 2020. From 2015 to May 2017, Mr. Clark served as the Senior Contracts Manager – Genetics & Genomics at Mount Sinai Innovation Partners. Prior to joining Mount Sinai Innovation Partners, Mr. Clark practiced with two leading law firms in New York, clerked for Judge Frederic Block in the Eastern District of New York, and helped found a boutique startup law firm. Mr. Clark received his J.D. from the University of Michigan School of Law, cum laude, and his B.A. in Economics and Philosophy from Pomona College, cum laude. Mr. Clark also traveled as a Thomas J. Watson Fellow.
Kareem Saad has served as Sema4’s Chief Business Officer since January 2021. Mr. Saad also previously served as the Chief Strategy Officer at Sema4 from October 2017 to January 2020. Prior to rejoining Sema4, Mr. Saad served as the President and Chief Operating Officer of Apervita, Inc., a healthcare technology company, from February 2020 to January 2021. Mr. Saad previously served as the Chief Commercial Officer and EVP of Strategy and Business Development of SourceMed, a healthcare technology company, between January 2015 and June 2017. Prior to joining SourceMed, Mr. Saad served as a National Sales Director and Manager in Dell’s Healthcare and Life Sciences division between June 2009 and July 2013, and as a Business Segment Executive in IBM’s Healthcare Life Sciences group from November 2001 to February 2006. Mr. Saad received an M.B.A. with a concentration in Economics and Finance from the University of Chicago and a B.S. in Biochemistry and Molecular Biology with a minor in Computer Science from the University of British Columbia.
Anthony Prentice has served as Sema4’s Chief Product Officer since September 2016. Prior to joining Sema4, Mr. Prentice served in various roles of increasing responsibility at American Express from May 2005 to September 2016, including as the Vice President of Mobile Payments from August 2011 to September 2016 and as the Vice President of Gold Card Product Management from April 2010 to October 2011. Prior to joining American Express, Mr. Prentice served as the Director of Category Management at Starbucks Corp from 2002 to 2005, and as an Engagement Manager at McKinsey & Company from 1998 to 2002. Mr. Prentice earned an M.B.A. from Columbia University and his B.S. in Mechanical Engineering from Cornell University.
Karen White has served as Sema4’s Chief People Officer since September 2020. Prior to joining Sema4, Ms. White was Vice President of Human Resources for Commercial Solutions at Syneos Health, Inc., a biopharmaceutical outsource services organization, from June 2016 to September 2020. Prior to the merger of inVentiv Health, Inc. and INC Research Holdings, Inc. in August 2017, and later rebranding to Syneos Health in January 2018, Ms. White served as Managing Director of Human Capital at inVentiv Health from June 2016 to August 2017. Prior to that, Ms. White served as Director of Talent Development at Memorial Sloan Kettering Cancer Center where she was employed from October 2011 to June 2016. Before October 2011, Ms. White held various positions at large global organizations such as Goldman Sachs Group Inc., International Business Machines Corp., and PricewaterhouseCoopers. Ms. White earned her M.B.A. from The George Washington University and her B.A. from Hobart and William Smith Colleges.
Non-Employee Directors
Following the Closing, the post-combination company’s board of directors will consist of up to [____] directors, which will be divided into three classes (Class I, II and III) with Class I consisting of three directors, Class II consisting of [____] directors and Class III consisting of [____] directors. Pursuant to the Business Combination Agreement, the board of directors of the post-combination company will consist of (i) [____] individuals designated by Sema4 prior to the mailing of this proxy statement to CMLS shareholders ([____] of whom are existing members of Sema4’s board of directors) and (ii) three directors designated by CMLS (who are Emily Leproust and Nat

Turner, each an existing member of CMLS’s board of directors, and Eli Casin, an existing member of CMLS’s board of directors and its Chief Executive Officer).
Eli Casdin will serve on the board of directors of the combined company following completion of the business combination. Mr. Casdin has served as a member of the board of directors and as the Chief Executive Officer of CMLS since July 2020. Mr. Casdin founded Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry, in November 2011 and currently serves as its Chief Investment Officer. Mr. Casdin has served on the board of directors of Exact Sciences Corp., a molecular diagnostics company focused on early cancer detection, treatment and monitoring, since October 2017. Mr. Casdin holds an M.B.A. from Columbia Business School and a B.S. degree from Columbia University School of General Studies. Mr. Casdin’s qualifications to serve on the board of directors of the post-combination company include his extensive leadership experience as an executive officer of an investment firm, his extensive public and private company directorship experience in the life sciences and healthcare sectors, and his expertise in finance, capital markets, and the biotechnology industry.
Emily Leproust, Ph.D., will serve on the board of directors of the combined company following completion of the business combination. Dr. Leproust has been President and Chief Executive Officer of Twist Bioscience Corp., a biotechnology company, since co-founding Twist in 2013. Since October 2018, she has also served as Chair of the board of directors for Twist. Prior to co-founding Twist, Dr. Leproust served in various positions at Agilent Technologies, Inc., an analytical instrumentation development and manufacturing company, most recently as its Director, Applications and Chemistry R&D from February 2009 to April 2013. Dr. Leproust holds a Ph.D. in Organic Chemistry from the University of Houston and a M.Sc. in Industrial Chemistry from the Lyon School of Industrial Chemistry. Dr. Leproust’s qualifications to serve on the board of directors of the post-combination company include her extensive professional and educational experience in the life sciences industry.
Joshua Ruch has served as a member of Sema4’s board of directors since November 2017. Mr. Ruch is also a managing partner and co-founder of Rho Capital Partners, an investment and venture capital management company focused on innovative technology, and has held such positions since the founding of Rho Capital Partners in 1981. Prior to co-founding Rho Capital Partners and Rho Ventures in 1981, Mr. Ruch worked as an investment banker at Salomon Brothers in New York, a multinational investment bank. In addition to Sema4, Mr. Ruch is also a trustee of the Mount Sinai Health System, Carnegie Hall and the National Humanities Center, and is a member of the Board of Governors of the Technion – Israel Institute of Technology and the Steering Committee of the Jacobs Institute. Joshua received an M.B.A. from the Harvard Business School and a B.S. in electrical engineering from the Technion – Israel Institute of Technology in Haifa, Israel. Mr. Ruch’s broad experience as an investor and serving on the boards of emerging technology companies, including health care and biotechnology companies, qualifies him to serve on the post-combination company’s board of directors.
Michael Pellini, M.D., has served as a member of Sema4’s board of directors since August 2019. Since December 2017, Dr. Pellini has served as a Managing Partner of Section 32, LLC, a technology and life sciences-based venture capital fund. Dr. Pellini held roles of increasing responsibility at Foundation Medicine, Inc., a molecular information company, which was acquired by F. Hoffmann-La Roche Ltd. in 2018, from May 2011 until its acquisition, including as Chairman of the board of directors, Chief Executive Officer and President. From April 2008 to April 2011, Dr. Pellini held the position of President and Chief Operating Officer at Clarient, Inc., a medical diagnostic services company, which was acquired by General Electric Healthcare Company in 2010, and also served on Clarient’s board of directors from May 2007 to April 2009. Dr. Pellini also previously served as Vice President, Life Sciences at Safeguard Scientifics, Inc., a private equity and venture capital firm from March 2007 to April 2008. Dr. Pellini currently serves as a member of the board of directors of Adaptive Biotechnologies Corporation, the Personalized Medicine Coalition, the Mission Hospital Foundation and several private companies. Dr. Pellini earned an M.D. from Jefferson Medical College (now the Sidney Kimmel Medical College of Thomas Jefferson University), an M.B.A. from Drexel University, and a B.A. in Economics from Boston College. Dr. Pellini’s broad experience in the technology, health care and life sciences industries as an investor, and his years of senior management experience at public biotechnology companies, provides him with the qualifications and skills to serve as a director of the post-combination company.
Nat Turner will serve on the board of directors of the combined company following the completion of the business combination. Mr. Turner has been the Co-Founder and Chief Executive Officer of Flatiron Health, Inc., a

healthcare technology company focusing on accelerating oncology research and improving patient care since June 2012 and was acquired by Roche Holding AG in April 2018. Previously, Mr. Turner co-founded and served as Chief Executive Officer of Invite Media, Inc., an advertising technology company, from March 2007 until it was acquired by Google Inc. in June 2010, after which he remained at Google until June 2012. Mr. Turner received a B.S., cum laude, in Economics with concentrations in entrepreneurship and marketing from The Wharton School of the University of Pennsylvania. Mr. Turner’s qualifications to serve on the board of directors of the post-combination company include his significant experience in the life sciences industry, both as an executive and as an angel investor.
Rachel Sherman, M.D., M.P.H., F.A.C.P., has served as a member of Sema4’s board of directors since March 2020. Dr. Sherman is currently the President of Rachel Sherman Partners LLC, a drug development, regulatory, and policy consulting firm she founded in 2019, and a clinical lecturer at Harvard Pilgrim Health Care Institute. Dr. Sherman also currently serves as a member of the Board of Directors for Aptinyx Inc., a biopharmaceutical company. From May 2017 to January 2019, Dr. Sherman served as Principal Deputy Commissioner at the U.S. Food and Drug Administration (FDA), where she spent nearly 30 years in medical product development and regulation. Dr. Sherman also served in additional roles at the FDA including as deputy commissioner for Medical Products and Tobacco in the Office of the Commissioner and director of the Office of Medical Policy in the Center for Drug Evaluation and Research. Dr. Sherman earned an M.D. from Mount Sinai School of Medicine, an M.P.H from The School of Hygiene and Public Health at Johns Hopkins University and an A.B. in mathematics from Washington University (St. Louis). Dr. Sherman’s medical and regulatory experience across a broad range of subject matters, including biosimilars, expedited drug development, prescription drug promotion, and active post-market surveillance provides her with the qualifications and skills to serve on the post-combination company’s board of directors.
Classified Board of Directors
In accordance with the proposed Amended and Restated Certificate of Incorporation that will be in effect upon the Closing, immediately after the Closing, the board of directors of the post-combination company will be divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be subject to re-election for a three-year term. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. The directors will be divided among the three classes as follows:
•the Class I directors will be [      ], [      ] and [      ], and their terms will expire at the first annual meeting of stockholders held after the Closing;
•the Class II directors will be [      ] and [      ], and their terms will expire at the second annual meeting of stockholders held after the Closing; and
•the Class III directors will be [      ] and [      ], and their terms will expire at the third annual meeting of stockholders held after the Closing.
Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. The Amended and Restated Certificate of Incorporation and restated bylaws that will be in effect upon the Closing authorize only the board of directors of the post-combination company to fill vacancies on the board of directors of the post-combination company. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the board of directors of the post-combination company may have the effect of delaying or preventing changes in control of the post-combination company. See the section titled “Description of Securities— Certain Anti-Takeover Provisions of Delaware Law, the Company’s Certificate of Incorporation and Bylaws.”
Director Independence
The rules of Nasdaq require that a majority of the post-combination company’s board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of CMLS, the post-combination company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. It is anticipated that each individual expected to serve on the post-combination company’s board of directors upon consummation of the Business Combination, other than [ ], will qualify as an independent director under Nasdaq listing standards.
Committees of the Board of Directors
The post-combination company’s board of directors will have the authority to appoint committees to perform certain management and administration functions. CMLS’s current board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which will have the composition and responsibilities described below following the Closing. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the board of directors. Following the Closing, the charters for each of these committees will be available on Sema4’s website at www.Sema4.com. Information contained on or accessible through Sema4’s website is not a part of this proxy statement/prospectus, and the inclusion of such website address in this proxy statement/prospectus is an inactive textual reference only.
Audit Committee
Following the Closing, the post-combination company’s audit committee will comprise of [        ],  [       ] and[        ], with [     ] as the chairman of the post-combination company’s audit committee. The post-combination company board of directors is expected to determine that the composition of the post-combination company’s audit committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations, and that each member of the audit committee is financially literate. In addition, CMLS’s current board of directors has determined that [              ] is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose on him or her any duties, obligations or liabilities that are greater than are generally imposed on members of the post-combination company’s audit committee and the post-combination company’s board of directors. The post-combination company’s audit committee is directly responsible for, among other things:
•selecting and hiring the independent registered public accounting firm;
•the qualifications, independence and performance of the post-combination company’s independent auditors;
•the preparation of the audit committee report to be included in the post-combination company’s annual proxy statement;
•the post-combination company’s compliance with legal and regulatory requirements;
•the post-combination company’s accounting and financial reporting processes, including the post-combination company’s financial statement audits and the integrity of the post-combination company’s financial statements; and
•reviewing and approving related-person transactions.
Compensation Committee
Following the Closing, the post-combination company’s compensation committee will comprise of [        ], [       ] and [       ], with [      ] as the chairman of our compensation committee. The post-combination company board of directors is expected to determine that each member of the post-combination company’s compensation committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. The post-combination company’s compensation committee is responsible for, among other things:
•evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;

•evaluating and recommending non-employee director compensation arrangements for determination by the post-combination company’s board of directors;
•administering the post-combination company’s cash-based and equity-based compensation plans; and
•overseeing the post-combination company’s compliance with regulatory requirements associated with the compensation of directors, officers and employees.
Nominating and Corporate Governance Committee
Following the Closing, the post-combination company’s nominating and governance committee will comprise of [       ], [      ] and [      ], with [      ] as the chairman of the post-combination company’s nominating and governance committee. The post-combination company board of directors is expected to determine that each member of the post-combination company’s nominating and governance committee meets the requirements for independence under the current Nasdaq listing standards. The post-combination company’s nominating and governance committee is responsible for, among other things:
•identifying, considering and recommending candidates for membership on the post-combination company’s board of directors;
•overseeing the process of evaluating the performance of the post-combination company’s board of directors; and
•advising the post-combination company’s board of directors on other corporate governance matters.
Code of Business Conduct and Ethics
The post-combination company will adopt a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including those officers responsible for financial reporting. Following the Closing of the Business Combination, the Code of Business Conduct and Ethics will be available on Sema4’s website at www.Sema4.com. Information contained on or accessible through such website is not a part of this proxy statement/prospectus, and the inclusion of the website address in this proxy statement/prospectus is an inactive textual reference only. The post-combination company intends to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.
Compensation Committee Interlocks and Insider Participation
No member of the post-combination company’s compensation committee has ever been an officer or employee of either company. None of the post-combination company’s expected executive officers serve, or have served during the last year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on either company’s compensation committee.

DESCRIPTION OF SECURITIES
The following summary of the material terms of the post-combination company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the proposed Amended and Restated Certificate of Incorporation is attached as Annex B to this proxy statement. We urge you to read our Amended and Restated Certificate of Incorporation in its entirety for a complete description of the rights and preferences of the post-combination company’s securities following the Business Combination.
Authorized and Outstanding Stock
The Amended and Restated Certificate of Incorporation authorizes the issuance of 400,000,000 shares of common stock, $0.0001 par value per share, including 380,000,000 shares of Class A common stock and 20,000,000 shares of Class B common stock. The outstanding shares of our common stock are, and the shares of common stock issuable in connection with the Business Combination pursuant to the Merger Agreement and the PIPE Investment will be, duly authorized, validly issued, fully paid and non-assessable. As of the record date for the Special Meeting, there were 55,343,750 shares of common stock outstanding, held of record by approximately 5 holders of common stock, no shares of preferred stock outstanding and 21,995,000 warrants outstanding held of record by approximately 4 holders of warrants. Such numbers do not include DTC participants or beneficial owners holding shares through nominee names.
Common Stock
The Amended and Restated Certificate of Incorporation provides that the common stock will have identical rights, powers, preferences and privileges to current common stock.
Voting Power
Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, under the current certificate of incorporation and the Amended and Restated Certificate of Incorporation, the holders of common stock possess or will possess, as applicable, all voting power for the election of our directors and all other matters requiring stockholder action and are entitled or will be entitled, as applicable, to one vote per share on matters to be voted on by stockholders. The holders of common stock shall at all times vote together as one class on all matters submitted to a vote of the holders of common stock under both the current certificate of incorporation and the Amended and Restated Certificate of Incorporation.
Dividends
Subject to the rights, if any of the holders of any outstanding shares of preferred stock, under both the current certificate of incorporation and the Amended and Restated Certificate of Incorporation, holders of common stock will be entitled to receive such dividends and other distributions, if any, as may be declared from time to time by our Board in its discretion out of funds legally available therefor and shall share equally on a per share basis in such dividends and distributions.
Liquidation, Dissolution and Winding Up
In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the post-combination company under both the current certificate of incorporation and the Amended and Restated Certificate of Incorporation, the holders of common stock will be entitled to receive all the remaining assets of the post-combination company available for distribution to stockholders, ratably in proportion to the number of shares of common stock held by them, after the rights of the holders of the preferred stock have been satisfied.
Preemptive or Other Rights
Under the current certificate of incorporation, our stockholders have no preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to our common stock.

Election of Directors
Our Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the Class I directors will expire at our first annual meeting of stockholders. The term of office of the Class II directors will expire at the second annual meeting of stockholders. The term of office of the Class III directors will expire at the third annual meeting of stockholders. However, if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Approval Proposal and the Incentive Plan Proposal are approved at the Special Meeting, this structure will change.
Under the terms of the Amended and Restated Certificate of Incorporation, upon the effectiveness thereof, the term of the Class I Directors in place at such time will expire at the first annual meeting of the stockholders of the post-combination company following the effectiveness of the Amended and Restated Certificate of Incorporation; the term of the Class II Directors in place at such time will expire at the second annual meeting of the stockholders of the post-combination company following the effectiveness of the Amended and Restated Certificate of Incorporation; and the term of the Class III Directors in place at such time will expire at the third annual meeting of the stockholders of the post-combination company following the effectiveness of the Amended and Restated Certificate of Incorporation.
Preferred Stock
Our Amended and Restated Certificate of Incorporation provides that shares of preferred stock may be issued from time to time in one or more series. Our Board is authorized to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board is able, without stockholder approval, to issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our Board to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred stock outstanding at the date hereof. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.
Capital Stock Prior to the Business Combination
We are providing stockholders with the opportunity to redeem all or a portion of their public shares of common stock upon the consummation of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of two business days prior to the Closing, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. Our Initial Stockholders, directors and officers have agreed to waive their redemption rights with respect to their shares of common stock in connection with the consummation of the Business Combination. Our Initial Stockholders have also agreed to waive their right to a conversion price adjustment with respect to any shares of our common stock they may hold in connection with the consummation of the Business Combination.
We will consummate the Business Combination only if a majority of our outstanding shares of common stock entitled to vote and actually cast thereon at the Special Meeting are voted in favor of the Business Combination Proposal at the Special Meeting. However, the participation of our Sponsor, officers and directors, or their affiliates in privately negotiated transactions (as described in this proxy statement), if any, could result in the approval of the Business Combination even if a majority of the stockholders vote, or indicate their intention to vote, against the Business Combination.
Our Initial Stockholders have agreed to vote their shares of common stock in favor of the Business Combination. As of the date of filing this proxy statement, our Initial Stockholders, directors and officers do not currently hold any public shares. Public stockholders may elect to redeem their public shares whether they vote for or against the Business Combination.

Pursuant to our current certificate of incorporation, if we are unable to consummate a business combination by the applicable deadline, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to the Founder Shares: (a) in connection with the consummation of a business combination; (b) if we fail to consummate our initial business combination by the applicable deadline; (c) in connection with a tender offer; and (d) otherwise upon our liquidation or in the event our Board resolves to liquidate the Trust Account and ceases to pursue the consummation of a business combination prior to the applicable deadline. Our Initial Stockholders have also agreed to waive their right to a conversion price adjustment with respect to any shares of our common stock they may hold in connection with the consummation of the Business Combination. However, if our Initial Stockholders or any of our officers, directors or affiliates acquire public shares, they will be entitled to redemption rights with respect to such public shares if we fail to consummate our initial business combination within the required time period.
In the event of a liquidation, dissolution or winding up of the Company after our initial business combination, holders of our common stock are entitled to share ratably in proportion to the number of shares of common stock in all assets remaining available for distribution to them after payment of the debts and other liabilities and after provision is made for each class of stock, if any, having preference over the common stock.
Our stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to our common stock, except that upon the consummation of our initial business combination, subject to the limitations described herein, we will provide our stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the Closing, including any amounts representing interest earned on the Trust Account, less any interest released to us released to pay its franchise and income taxes.
Founder Shares
The Founder Shares are designated as Class B common stock and, are identical to the shares of common stock, and holders of Founder Shares have the same stockholder rights as public stockholders, except that: (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below; and (ii) our Initial Stockholders, directors and officers have entered into a letter agreement with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to their shares of common stock in connection with the completion of our business combination and (b) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our business combination by the applicable deadline, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our business combination within such time period; (iii) our Initial Stockholders have to waive their right to a conversion price adjustment with respect to any shares of our common stock they may hold in connection with the consummation of the Business Combination; and (iv) are subject to registration rights. Our Initial Stockholders, officers and directors have agreed to vote their shares of common stock in favor of our Business Combination. With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with our Sponsor, each of whom will be subject to the same transfer restrictions) until 180 days after the completion of our initial business combination.

Warrants
Public Warrants
Each whole public warrant entitles the registered holder to purchase one share of our Class A common stock at a price of $11.50 per whole share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO or 30 days after the completion of our initial business combination. Pursuant to the warrant agreement, a warrant holder may exercise its public warrants only for a whole number of shares of common stock. This means that only a whole public warrant may be exercised at any given time by a warrant holder. No fractional public warrants will be issued upon separation of the units and only whole public warrants will trade. The public warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
We are not obligated to deliver any shares of common stock pursuant to the exercise of a public warrant and will have no obligation to settle such public warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the public warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No public warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their public warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a public warrant, the holder of such public warrant will not be entitled to exercise such public warrant and such public warrant may have no value and expire worthless. In the event that a registration statement is not effective for the exercised public warrants, the purchaser of a unit containing such public warrant will have paid the full purchase price for the unit solely for the share of common stock underlying such unit.
We have agreed that as soon as practicable, but in no event later than 15 business days, after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the public warrants. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if our common stock is at the time of any exercise of a public warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their public warrants to do so a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but will use our best efforts to register the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:
•in whole and not in part;
•at a price of $0.01 per public warrant;
•upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•if, and only if, the closing price of the Class A common stock equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending three trading days before sending the notice of redemption to warrant holders (the “Reference Value”)
If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $10.00 — Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•in whole and not in part;
•at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the Class A common stock;
•if, and only if, the closing price of the Class A common stock equals or exceeds $10.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders; and
•if the closing price of the Class A common stock for any 20 trading days within a 30-trading day period ending three trading days before the Company sends notice of redemption to the warrant holders is less than $18.00 per share (as adjusted), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or its affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the completion of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A common stock during the 20 trading day period starting on the trading day after the day on which the Company completes a Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that (1) the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, (2) the Private Placement Warrants will be exercisable on a cashless basis, (3) the Private Placement Warrants will be non-redeemable (except as described above in “Redemption of Warrants When the Price per Share of Class A common stock Equals or Exceeds $10.00”) so long as they are held by the initial purchasers or their permitted transferees, and (4) the holders of the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will have certain registration rights. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the public warrants, each warrant holder will be entitled to exercise his, her or its public warrant prior to the scheduled redemption date. However, the price of the common stock may fall below the $18.00 redemption trigger price as well as the $11.50 warrant exercise price after the redemption notice is issued.
Redemption procedures and cashless exercise. If we call the public warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its public warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their public warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of public warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of common stock issuable upon the exercise of our public warrants. If our management takes advantage of this option, all holders of public warrants would pay the exercise price by surrendering their public warrants for that number of shares of common stock equal to the quotient obtained by dividing (i) the product of the number of shares of common stock underlying the public warrants, multiplied by the difference between the exercise price of the public warrants and the “fair market value” (defined below) by (ii) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of public warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of common stock to be received upon exercise of the public warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the public warrants after our initial business combination. If we call our public warrants for redemption and our management does not take advantage of this option, our Sponsor and its permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their public warrants on a cashless basis, as described in more detail below. The Sponsor Agreement provides that, immediately prior to the Closing, and conditioned and effective upon the Closing, all of the private placement warrants held by the Sponsor immediately prior to the Closing, will be automatically cancelled, for no consideration, and shall no longer be outstanding.
A holder of a public warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such public warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of common stock outstanding immediately after giving effect to such exercise.
Anti-dilution Adjustments. If the number of outstanding shares of common stock is increased by a stock dividend payable in shares of common stock, or by a split-up of shares of common stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of common stock issuable on exercise of each public warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase shares of common stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of common stock equal to the product of (i) the number of shares of common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (ii) one minus the quotient of (a) the price per share of common stock paid in such rights offering divided by (b) the fair market value. For these purposes (1) if the rights offering is for securities convertible into or exercisable for common stock, in determining the price payable for common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (2) fair market value means the volume weighted average price of common stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the public warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of common stock on account of such shares of common stock (or other shares of our capital stock into which the public warrants are convertible), other than (i) as described above; (ii) certain ordinary cash dividends; (iii) to satisfy the redemption rights of the holders of common stock in connection with a proposed initial business combination; (iv) to satisfy the redemption rights of the holders of common stock in connection with a stockholder vote to amend the Company’s current certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of our public shares if we do not complete a business combination within 24 months from the closing of the IPO, or (v) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of common stock in respect of such event.
If the number of outstanding shares of our common stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of common stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of common stock issuable on exercise of each public warrant will be decreased in proportion to such decrease in outstanding shares of common stock.
Whenever the number of shares of common stock purchasable upon the exercise of the public warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the public warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.
In case of any reclassification or reorganization of the outstanding shares of common stock (other than those described above or that solely affects the par value of such shares of common stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of common stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the public warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the public warrants and in lieu of the shares of our common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the public warrants would have received if such holder had exercised their public warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each public warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by stockholders of the Company as provided for in the Company’s current certificate of incorporation or as a result of the repurchase of shares of common stock by the company if a proposed initial business combination is presented to the stockholders of the company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor rule)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act (or any successor rule)) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act (or any successor rule)) more than 50% of the outstanding shares of common stock, the holder of a public warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such warrant holder had exercised the public warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the common stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the warrant agreement. Additionally, if less than 70% of the consideration receivable by the holders of common stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the public warrant properly exercises the public warrant within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the warrant agreement) of the public warrant.

The public warrants have been issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the warrant agreement, which is filed as an exhibit to the registration statement pertaining to our IPO, for a complete description of the terms and conditions applicable to the public warrants. The warrant agreement provides that the terms of the public warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.
The public warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of public warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their public warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the public warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
Warrants may be exercised only for a whole number of shares of common stock. No fractional shares will be issued upon exercise of the public warrants. If, upon exercise of the public warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder. As a result, warrant holders not purchasing public warrants in multiples of three warrants will not obtain value from the fractional interest that will not be issued.
Private Placement Warrants
Our Sponsor and Mr. Islam and Dr. Leproust purchased an aggregate of 7,236,667 private placement warrants at a price of $1.50 per warrant for an aggregate purchase price of  $10,855,000 in a private placement. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in our IPO, including as to exercisability and exercise period.
The Sponsor Agreement provides that, immediately prior to the Closing, and conditioned and effective upon the Closing, all of the private placement warrants held by the Sponsor immediately prior to the Closing, will be automatically cancelled, for no consideration, and shall no longer be outstanding.
Dividends
We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our Board at such time. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
Transfer Agent and Warrant Agent
The Transfer Agent for our common stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Certain Anti-Takeover Provisions of Delaware Law, the Company’s Certificate of Incorporation and Bylaws
Provisions of the DGCL and our current certificate of incorporation and bylaws as well as provisions of the Amended and Restated Certificate of Incorporation could make it more difficult to acquire the post-combination company by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are intended to discourage coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the post-combination company to first negotiate with the board of directors. We believe that the benefits of these provisions outweigh the disadvantages of discouraging certain takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms and enhance the ability of our Board to maximize stockholder value. However, these provisions may delay, deter or prevent a merger or acquisition of us that a stockholder might consider is in its best interest, including those attempts that might result in a premium over the prevailing market price of the common stock.
In addition, both our current certificate of incorporation and our Amended and Restated Certificate of Incorporation provide for certain other provisions that may have an anti-takeover effect:
•There is no cumulative voting with respect to the election of directors.
•Our Board is empowered to elect a director to fill a vacancy created by the expansion of the Board or the resignation, death, or removal of a director in certain circumstances.
•Directors may only be removed from the Board for cause.
•Our Board will be classified into three classes of directors. As a result, in most circumstances, a person can gain control of our Board by successfully engaging in a proxy contest at two or more annual meetings.
•A prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders.
•A prohibition on stockholders calling a special meeting and the requirement that a meeting of stockholders may only be called by members of our Board, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors.
•Our authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. Our Board is entitled, without further stockholder approval, to designate one or more series of preferred stock and the associated voting rights, preferences and privileges of such series of preferred stock. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.
Forum Selection Clause
Our current certificate of incorporation includes and the Amended and Restated Certificate of Incorporation will include a forum selection clause. The Amended and Restated Certificate of Incorporation provides that, subject to limited exceptions, the Court of Chancery of the State of Delaware and federal court within the State of Delaware will be exclusive forums for any
•derivative action or proceeding brought on the Company’s behalf;
•action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders;
•action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company arising pursuant to any provision of the DGCL, the Company’s Amended and Restated

Certificate of Incorporation or Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware:
•action to interpret, apply, enforce or determine the validity of the Amended and Restated Certificate of Incorporation or the Bylaws; or
•other action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company that is governed by the internal affairs doctrine.
This choice of forum provision does not apply to actions brought to enforce a duty or liability created by the Exchange Act or any other claim for which federal courts have exclusive jurisdiction. Furthermore, in accordance with the post-combination’s company restated bylaws, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will be, to the fullest extent permitted by law, the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The Company intends for this provision to apply to any complaints asserting a cause of action under the Securities Act despite the fact that Section 22 of the Securities Act creates concurrent jurisdiction for the federal and state courts over all actions brought to enforce any duty or liability created by the Securities Act or the rules and regulations promulgated thereunder. Please see “Risk Factors — The proposed Amended and Restated Certificate of Incorporation designates the Court of Chancery of the State of Delaware and federal court within the State of Delaware as the exclusive forum for certain types of actions and proceedings that the Company’s stockholders may initiate, which could limit a stockholder’s ability to obtain a favorable judicial forum for disputes with the Company or its directors, officers or employees.” for additional information.
Rule 144 and Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
In general, Rule 144 of the Securities Act, which we refer to as “Rule 144”, permits the resale of restricted securities without registration under the Securities Act if certain conditions are met. Rule 144 is not available for the resale of restricted securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company, including us. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met at the time of such resale:
•the issuer of the securities that was formerly a shell company has ceased to be a shell company;
•the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
•the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and
•at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.
We anticipate that following the consummation of the Business Combination, we will no longer be a shell company, and as long as the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of our restricted securities.
If the above conditions have been met and Rule 144 is available, a person who has beneficially owned restricted shares of our common stock or warrants for at least one year would be entitled to sell their securities pursuant to Rule 144, provided that such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale. If such persons are our affiliates at the time of, or at any time during the three months preceding, a sale, such persons would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•1% of the total number of shares of common stock or warrants, as applicable, then outstanding; or

•the average weekly reported trading volume of the common stock or warrants, as applicable, during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.
Sales by affiliates under Rule 144, when available, will also limited by manner of sale provisions and notice requirements.
As of the date of this proxy statement, we had 55,343,750 shares of common stock outstanding, of which 44,275,000 shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates. All of the 11,068,750 Founder Shares owned by our Initial Stockholders are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. If the Business Combination is approved, the shares of our common stock we issue to the PIPE Investors pursuant to the Subscription Agreements will be restricted securities for purposes of Rule 144.
As of the date of this proxy statement, there are 21,995,000 warrants of the Company outstanding, consisting of 14,758,333 public warrants originally sold as part of the units issued in the Company’s IPO and 7,236,667 private placement warrants that were sold by the Company to our Sponsor in a private sale concurrently with the Company’s IPO (which private placement warrants will be automatically cancelled immediately prior to Closing pursuant to the Sponsor Agreement). Each warrant is exercisable for three-quarters of one share of our common stock, in accordance with the terms of the warrant agreement governing the warrants. The public warrants and are freely tradable, except for any warrants purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. In addition, we will be obligated to file no later than 15 business days after the Closing, a registration statement under the Securities Act covering the 44,275,000 shares of our Class A common stock that may be issued upon the exercise of the public warrants, and cause such registration statement to become effective and maintain the effectiveness of such registration statement until the expiration of the warrants.
We expect Rule 144 to be available for the resale of the above noted restricted securities as long as the conditions set forth in the exceptions listed above are satisfied following the Business Combination.
Registration Rights
CMLS Registration Rights
The holders of the Founder Shares, private placement warrants (and any shares of common stock issuable upon the exercise of the private placement warrants), and securities that may be issued upon conversion of working capital loans are entitled to registration rights pursuant to a registration rights agreement signed February 9, 2021, requiring the Company to register such securities for resale. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Demand Registration Rights
Following the expiration of the Founder Shares Lock-Up Period, the Private Placement Lock-Up Period or any other applicable lock-up period, holders of at least a majority in interest of the then-outstanding number of registrable securities held by the holders or any holder expecting to sell registrable securities yielding aggregate gross proceeds in excess of $50,000,000 may make a written demand for registration of all or part of their registrable securities. The Company will within five days of the Company’s receipt of the demand, notify, in writing all other Holders of registrable securities of such demand. Each holder who will want to participate in the registration will notify the Company, in writing, within five days after the receipt by the holder of the notice from the Company. Upon receipt by the Company of any such written notification from a holder(s) to the Company such holder(s) will be entitled to have their registrable securities included in a registration more than 60 days immediately after the Company’s receipt of the demand.

Under no circumstances will the Company be obligated to effect more than an aggregate of three registrations pursuant to a demand by the existing holders and an aggregate of five registrations pursuant to a demand by the new holders with respect to any or all registrable securities.
Notwithstanding the foregoing, (i) the Company shall not be required to give effect to a demand from a holder if the Company has registered registrable securities pursuant to a demand (which has become effective) from such holder in the preceding 120 days, and (ii) the Company’s obligations with respect to any demand will be deemed satisfied so long as the registration statement filed includes all of such holder’s registrable securities and is effective.
Piggyback Registration Rights
If the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company, other than a registration statement (a) filed in connection with any employee stock option or other benefit plan, (b) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (c) for an offering solely of debt that is convertible into equity securities of the Company, (d) for a dividend reinvestment plan, (e) for any issuances of securities in connection with a transaction involving a merger, consolidation, sale, exchange, issuance, transfer, reorganization or other extraordinary transaction between the Company or any of its affiliates and any third party, or (f) filed pursuant to subsection 2.1.1 of the registration rights agreement, then, the Company shall give written notice of such proposed filing to all of the holders of registrable securities (excluding the Sponsor with respect to any Registrable Securities (as defined in the Merger Agreement) distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as applicable) as soon as practicable but not less than 20 days before the anticipated filing date of such Registration Statement. This notice will offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five days after receipt of such written notice.
The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account the Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering will enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Offering by the Company.
Shelf Registration Rights
The Company will, as soon as practicable, but in any event within 30 days after the Business Combination, file a Registration Statement under the Securities Act to permit the public resale of all the registrable securities held by the holders from time to time as permitted by Rule 415 under the Securities Act on the terms and conditions specified in registration rights agreement and will use its commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable after the filing thereof, but in no event later than the earlier of (i) 60 days following the Business Combination and (ii) five business days after the SEC notifies the Company that it will not review the registration statement.
Without limiting the foregoing, as soon as practicable, but in no event later than three business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the registration statement will not be subject to review, the Company will file a request for acceleration of effectiveness of such registration statement to a time and date not later than two business days after the submission of such request.
The registration statement filed with the SEC will be on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the registrable securities, provided, that the Company will file, within 30 days of such time as Form S-3 is available for the registration, a post-effective amendment to the registration statement then in effect, or otherwise file a registration statement on Form S-3, registering the registrable securities for resale on Form S-3 (provided that the Company will use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a registration statement (or post-effective amendment) on Form S-3 covering such registrable securities has been declared effective by the SEC.
The registration statement will cover all registrable securities, and will contain a prospectus in such form as permits any holder to sell such registrable securities pursuant to Rule 415 under the Securities Act at any time beginning on the effective date for such registration statement and the Company will file with the SEC the final form of such prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the second Business Day after the Registration Statement becomes effective. The registration statement will provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the holders and will include a customary “plan of distribution”. The Company will use its commercially reasonable efforts to cause the registration statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the registration statement is available or, if not available, that another registration statement is available at all times, for the public resale of all the registrable securities held by the holders until all such registrable securities have ceased to be registrable securities. As soon as practicable following the effective date of the registration statement, but in any event within three business days of such date, the Company will notify the Holders of the effectiveness of such registration statement.
PIPE Subscription Agreement
Under the terms of the Subscription Agreements, the Company, as soon as practicable, but in no event later than 30 calendar days after the Business Combination, will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale of the Acquired Shares, and the Company will use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 100th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Business Combination and (ii) the tenth business day after the date the Company is notified by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Under no circumstances shall Subscriber be required to sign any type of lock-up agreement.
If the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares by the applicable stockholders or otherwise, such Registration Statement will register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for each selling shareholder named in the Registration Statement will be reduced pro rata among all such selling shareholders. In the event the Company amends the Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements to register the resale of those Registrable Securities that were not registered on the initial Registration Statement. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all such securities cease to be Registrable Securities or such shorter period upon which each undersigned party with Registrable Securities included in such Registration Statement have notified the Company that such Registrable Securities have actually been sold.
The Company will provide all customary and commercially reasonable cooperation necessary to enable the holders to resell Registrable Securities pursuant to the Registration Statement or Rule 144 under the Securities Act (“Rule 144”), as applicable, qualify the Registrable Securities for listing on the primary stock exchange on which its Class A Shares are then listed, update or amend the Registration Statement as necessary to include Registrable Securities and provide customary notice to holders of Registrable Securities.
Public Warrants
Under the terms of the warrant agreement pursuant to which the public warrants were issued, the Company agreed that as soon as practicable, but in no event later than 15 business days after the closing of the Business

Combination, it will use its best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of common stock issuable upon exercise of the warrants. The Company will thereafter use its best efforts to cause the same to become effective within 60 business days following the Business Combination and to maintain a current prospectus relating to the common stock issuable upon exercise of the public warrants, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. If any such registration statement has not been declared effective by the 60th Business Day following the Business Combination, holders of the Warrants shall have the right, during the period beginning on the sixty-first Business Day after the closing of the Business Combination and ending upon such registration statement being declared effective by the Commission, and during any other period when the Company failed to have maintained an effective registration statement covering the issuance of the shares of common stock issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis,” by exchanging the Warrants (in accordance with Section 3(a)(9) of the Securities Act or another exemption) in accordance with the provisions of the warrant agreement.
If the common stock is at the time of any exercise of a public warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, (i) require holders of public warrants who exercise public warrants to exercise such public warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and (ii) in the event the Company so elects, the Company shall (x) not be required to file or maintain in effect a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the warrants, notwithstanding anything in the warrant agreement to the contrary, and (y) use its commercially reasonable efforts to register or qualify for sale the shares of common stock issuable upon exercise of the public warrant under applicable blue sky laws to the extent an exemption is not available.
Listing of Securities
We intend to apply to list of the post-combination company’s common stock and warrants on Nasdaq under the symbols “SMFR” and “SMFRW,” respectively, upon the Closing.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership regarding (i) the actual beneficial ownership of the common stock of the Company as of February 9, 2021 and (ii) expected beneficial ownership of the common stock of the post-combination company immediately following the Closing, assuming that no public shares are redeemed, and alternatively that 35,321,987 public shares are redeemed, which represents the maximum number of public shares that can be redeemed while satisfying the applicable closing conditions under the Merger Agreement, by:
•each person known to be the beneficial owner of more than 5% of the outstanding common stock of CMLS as of February 9, 2021;
•each person who may become beneficial owner of more than 5% of outstanding common stock of the post-combination company immediately following the Business Combination;
•each of CMLS’s current executive officers and directors;
•all of CMLS’s current executive officers and directors as a group;
•each person who will become an executive officer or a director of the post-combination company upon consummation of the Business Combination; and
•all of the executive officers and directors of the post-combination company as a group after the consummation of the Business Combination.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the record date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the record date or subject to restricted stock units that vest within 60 days of the record date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
The beneficial ownership of shares of common stock prior to the Business Combination is based on 55,343,750 shares of common stock of the Company (including 44,275,000 public shares and 11,068,750 Founder Shares) issued and outstanding as of February 9, 2021.
The expected beneficial ownership of shares of common stock after the Business Combination assuming none of the public shares are redeemed (the no redemptions scenario) has been determined based upon the following: (i) that no public stockholders exercise their redemption rights, (ii) that none of the investors set forth in the table below has purchased or purchases additional shares of common stock (prior to or after the Business Combination), (iii) that 35,000,000 shares of post-combination company common stock are issued to the PIPE Investors, (iv) that 138,521,802 shares of post-combination company common stock are issued to the former Sema4 equity holders as merger consideration, the former Sema4 equity holders who have elected to receive their pro rata share of Closing Available Cash receive an aggregate of $333,000,000 in cash, and 29,367,501 Company Options are issued to the former Sema4 equity award holders, (v) the Sponsor forfeits no Founder Shares pursuant to the terms of the Sponsor Forfeiture Agreement and the remaining Founder Shares convert into 11,068,750 shares of Class A common stock in connection with the Business Combination, and (vi) there will be an aggregate of 228,865,552 shares of the post-combination company’s common stock issued and outstanding at Closing.
The expected beneficial ownership of shares of common stock after the Business Combination assuming the maximum number of public shares have been redeemed (the maximum redemption scenario) has been determined based on the following: (i) that holders of 35,321,987 public shares exercise their redemption rights, which represents the maximum number of public shares that can be redeemed while satisfying the applicable closing conditions under the Merger Agreement, (ii) that none of the investors set forth in the table below has purchased or purchases additional shares of common stock (prior to or after the Business Combination), (iii) that 35,000,000 shares of post-combination company common stock are issued to the PIPE Investors, (iv) that 171,821,802 shares of post-combination company common stock are issued to the former Sema4 equity holders as merger consideration, the former Sema4 equity holders who have elected to receive their pro rata share of Closing Available Cash receive no cash consideration, and 29,367,501 Company Options are issued to the former Sema4 equity award holders, (v) the Sponsor forfeits an aggregate of 2,923,462 Founder Shares pursuant to the Sponsor Forfeiture Agreement and the remaining Founder Shares convert into 8,145,288 shares of Class A common stock in connection with the Business Combination, and (vi) there will be an aggregate of 223,920,103 shares of the post-combination company’s common stock issued and outstanding at Closing.
In addition, the calculations of the expected number of Company securities to be issued in the Business Combination under each of the no redemptions and maximum redemption scenarios has been determined based upon the number of shares of Sema4 Class A common stock, Sema4 Class B common stock and Sema4 preferred stock and the number of Sema4 Options that were issued and outstanding as of February 9, 2021.
The table below does not include any Earn-Out Shares that may be issued after the closing of the Business Combination.
Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to CMLS and Sema4, respectively, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

			After Business Combination
	Prior to Business Combination		Assuming No Redemptions		Assuming Maximum Redemptions
Name and Address of Beneficial Owners(1)	Number of Shares	%	Number of Shares	%	Number of Shares	%
CMLS Holdings LLC (2)	10,993,750	19.9	10,993,750	4.8	8,070,288	3.6
Eli D. Casdin(2)	10,993,750	19.9	10,993,750	4.8	8,070,288	3.6
Keith A. Meister(2)	10,993,750	19.9	10,993,750	4.8	8,070,288	3.6
Brian Emes	—	—	—	—	—	—
Shaun Rodriguez	—	—	—	—	—	—
Sean George	—	—	—	—	—	—
Munib Islam	25,000	*	25,000	*	25,000	*
Emily Leproust	25,000	*	25,000	*	25,000	*
Nat Turner	25,000	*	25,000	*	25,000	*
All directors and officers of the Company as a Group prior to the Business Combination (eight persons)	11,068,750	20	11,068,750	4.8	8,145,288	3.6
Directors and officers after the Business Combination:
Eric Schadt(3)	—	—	6,285,479	2.7	6,285,479	2.8
Daniel Clark(4)	—	—	1,268,955	*	1,268,955	*
James Coffin(5)	—	—	2,199,369	1.0	2,199,369	1.0
Anthony Prentice(6)	—	—	1,973,989	*	1,973,989	*
Isaac Ro	—	—	—	—	—	—
Kareem Saad	—	—	—	—	—	—
Karen White(7)	—	—	25,736	*	25,736	*
Eli D. Casdin(2)	10,993,750	19.9	10,993,750	4.8	8,070,288	3.6
Emily Leproust	25,000	*	25,000	*	25,000	*
Michael Pellini	—	—	—	—	—	—
Joshua Ruch	—	—	—	—	—	—
Rachel Sherman(8)	—	—	90,707	*	90,707	*
Nat Turner	25,000	*	25,000	*	25,000	*
All directors and officers after the Business Combination as a group (13 persons)	11.042,750	20	22,887,985	10	19,964,523	8.9
Five Percent Holders:
Entities affiliated with Blackstone Group Inc.(9)	—	—	23,875,533(10)	10.4	29,830,449(11)	13.3
Entities affiliated with Deerfield Management Company, L.P.(12)	—	—	13,823,060(13)	6	13,823,060(14)	6.2
Icahn School of Medicine at Mount Sinai(15)	—	—	79,464,410(16)	34.7	105,187,536(17)	47
__________________
*       Less than 1%
(1)Unless otherwise indicated, the business address of each beneficial owner listed in the table below before the Business Combination is c/o Corvex Management LP, Inc., 667 Madison Ave, New York, NY 10065 and the business address of each of the directors and officers after the Business Combination is c/o [              ], 333 Ludlow Street, Stamford, Connecticut 06902.
(2)The Sponsor is the record holder of the shares reported herein. The Board of Managers of the Sponsor is comprised of Mr. Casdin and Mr. Meister who share voting and investment discretion with respect to the common stock held of record by the Sponsor. Mr. James has voting and investment discretion with respect to the common stock held of record by the Sponsor. Messrs. Casdin and Meister disclaim beneficial ownership of these shares except to the extent of their respective pecuniary interests therein.
(3)Consists of 6,285,479 shares of the post-combination company common stock subject to options exercisable within 60 days of February 9, 2021.
(4)Consists of 1,268,955 shares of the post-combination company common stock subject to options exercisable within 60 days of February 9, 2021.
(5)Consists of 2,199,369 shares of the post-combination company common stock subject to options exercisable within 60 days of February 9, 2021.
(6)Consists of 1,973,989 shares of the post-combination company common stock subject to options exercisable within 60 days of February 9, 2021.
(7)Consists of 25,736 shares of the post-combination company common stock subject to options exercisable within 60 days of February 9, 2021.

(8)Consists of 90,707 shares of the post-combination company common stock subject to options exercisable within 60 days of February 9, 2021.
(9)BTO Holdings Manager L.L.C. is the general partner of BTO Sema4 Holdings L.P. Blackstone Tactical Opportunities Associates L.L.C. is the managing member of BTO Holdings Manager L.L.C. BTOA L.L.C. is the sole member of Blackstone Tactical Opportunities Associates L.L.C. Blackstone Holdings III L.P. is the managing member of BTOA L.L.C. Blackstone Tactical Opportunities Associates III - NQ L.P. is the general partner of Blackstone Tactical Opportunities Fund - FD L.P. BTO DE GP - NQ L.L.C. is the general partner of Blackstone Tactical Opportunities Associates III - NQ L.P. Blackstone Holdings II L.P. is the managing member of BTO DE GP - NQ L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P. BTO Side-by-Side GP L.L.C. is the general partner of Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P. Blackstone Holdings III L.P. is the sole member of BTO Side-by-Side GP L.L.C. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P. The Blackstone Group Inc. is the sole member of each of Blackstone Holdings I/II GP L.L.C. and Blackstone Holdings III GP Management L.L.C. The sole holder of the Class C common stock of The Blackstone Group Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone's senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the shares directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such shares. The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o The Blackstone Group Inc., 345 Park Avenue, New York, New York 10154.
(10)Consists of 23,253,637 shares of post-combination company common stock to be held by BTO Sema4 Holdings L.P., 481,280 shares of post-combination company common stock to be held by Blackstone Tactical Opportunities Fund - FD L.P. and 140,616 shares of post-combination company common stock to be held by Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P.
(11)Consists of 29,053,443 shares of post-combination company common stock to be held by BTO Sema4 Holdings L.P., 601,318 shares of post-combination company common stock to be held by Blackstone Tactical Opportunities Fund - FD L.P. and 175,688 shares of post-combination company common stock to be held by Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P.
(12)Deerfield Management Company, L.P. (“Deerfield Management”) is the investment manager of Deerfield Partners, L.P. (“Deerfield Partners”) and Deerfield Private Design Fund V, L.P. (“DPDF”). Deerfield Mgmt, L.P. (“Deerfield Mgmt”) is the general partner of Deerfield Partners. Deerfield Mgmt V, L.P. (“Deerfield Mgmt V”) is the general partner of DPDF. James E. Flynn is the sole member of the general partner of each of Deerfield Management, Deerfield Mgmt and Deerfield Mgmt V. Deerfield Management, Deerfield Mgmt and Mr. Flynn may be deemed to beneficially own the securities held by Deerfield Partners. Deerfield Management, Deerfield Mgmt V and Mr. Flynn may be deemed to beneficially own the securities held by DPDF. The address for each of Deerfield Partners, DPDF, Deerfield Management, Deerfield Mgmt, Deerfield Mgmt V and Mr. Flynn is 345 Park Avenue South, New York, New York 10010.
(13)Consists of 6,911,530 shares of post-combination company common stock to be held by Deerfield Partners and 6,911,530 shares of post-combination company common stock to be held by DPDF.
(14)Consists of 6,911,530 shares of post-combination company common stock to be held by Deerfield Partners and 6,911,530 shares of post-combination company common stock to be held by DPDF.
(15)Mount Sinai Health System, Inc. has sole voting and dispositive power with respect to the shares held by Icahn School of Medicine at Mount Sinai. The address for Icahn School of Medicine at Mount Sinai is One Gustave L. Levy Place, New York, New York 10029.
(16)Consists of 79,464,410 shares of post-combination company common stock to be held by Icahn School of Medicine at Mount Sinai.
(17)Consists of 105,187,536 shares of post-combination company common stock to be held by Icahn School of Medicine at Mount Sinai.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company’s Related Party Transactions
Founder Shares
On July 16, 2020 our Sponsor purchased an aggregate 10,062,500 Founder Shares for a total purchase price of $25,000, or approximately $0.002 per share. In August 2020, our Sponsor transferred 25,000 Founder Shares to each of Mr. Islam, Dr. Leproust and Mr. Turner. On September 1, 2020, we effected a 1:1.1 stock split of our Class B common stock, resulting in our Sponsor holding an aggregate of 10,993,750 Founder Shares and there being an aggregate of 11,068,750 Founder Shares outstanding. The purchase price of the Founder Shares was determined by dividing the amount of cash contributed to the Company by the number of Founder Shares issued. The Founder Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.
The Initial Stockholders have agreed to (i) waive their redemption rights with respect to their Founder Shares and public shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our current certificate of incorporation to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the initial public offering or to provide for redemption in connection with a business combination and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination within 18 months from the closing of the initial public offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Sponsor and certain of the Company’s independent directors purchased an aggregate of 7,236,667 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $10,855,000. The Sponsor purchased 6,903,335 Private Placement Warrants, and each of Mr. Islam and Dr. Leproust (and/or one or more entities controlled by them) purchased 166,666 Private Placement Warrants. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7). Proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
The Sponsor Agreement provides that, immediately prior to the Closing, and conditioned and effective upon the Closing, all of the private placement warrants held by the Sponsor immediately prior to the Closing, will be automatically cancelled, for no consideration, and shall no longer be outstanding.
Registration Rights
The holders of the Founder Shares, private placement warrants (and any shares of common stock issuable upon the exercise of the private placement warrants), and securities that may be issued upon conversion of working capital loans are entitled to registration rights pursuant to a registration rights agreement signed February 9, 2021, requiring the Company to register such securities for resale. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The Sponsor Agreement provides that, immediately prior to the Closing, and conditioned and effective upon the Closing, all of the private placement warrants held by the Sponsor immediately prior to the Closing, will be automatically cancelled, for no consideration, and shall no longer be outstanding.
Post Business Combination Registration Rights Agreement
In connection with the Business Combination, the Sponsor and certain stockholders will enter into a registration rights agreement (the “Post Business Combination Registration Rights Agreement”) with respect to the Company’s common stock that will be issued and outstanding following the Business Combination. Pursuant to the terms of the Post Business Combination Registration Rights Agreement, the Company will be obligated to file a resale shelf registration statement on behalf of the stockholder parties within 30 calendar days after the Closing. The Post Business Combination Registration Rights Agreement will also provide the parties thereto with demand, “piggy-back” and Form S-3 registration rights, subject to certain minimum requirements and customary conditions. In addition, subject to certain exceptions, each party to the Post Business Combination Registration Rights Agreement will agree for a period of time not to transfer or dispose of the Company’s common stock.
Promissory Note – Related Party
On July 16, 2020, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2020 or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $165,081 was repaid at the closing of the Initial Public Offering on September 4, 2020.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into warrants at a price of $1.50 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2020, there were no amounts outstanding under the Working Capital Loans.
Underwriting Agreement
The underwriter is entitled to a deferred fee of $0.35 per Unit, or $15,496,250 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Forward Purchase Agreement
The Company entered into separate forward purchase agreements with affiliates of the Sponsor, Casdin Capital, LLC (“Casdin”) and Corvex Management LP (“Corvex”), in their capacities as investment advisors on behalf of one or more investment funds, clients or accounts managed by each of Casdin and Corvex, respectively (collectively, their “Clients”), pursuant to which, subject to the conditions described below, they will cause the Clients to purchase from the Company up to an aggregate amount of 15,000,000 shares of Class A common stock, or the forward purchase shares, for $10.00 per forward purchase share, or an aggregate amount of up to $150,000,000, in a private placement that will close concurrently with the closing of a Business Combination. The amount of forward purchase shares sold pursuant to the forward purchase agreements will be determined in the Company’s discretion based on the Company’s need for additional capital to consummate a Business Combination. Under each forward purchase agreement, the Company is required to approach Casdin and Corvex if it proposes to raise additional capital by issuing any equity, or securities convertible into, exchangeable or exercisable for equity securities in connection with a Business Combination. The respective obligations of Casdin and Corvex to purchase forward purchase shares will, among other things, be conditioned on the Company completing a Business Combination with a company engaged in a business that is within the investment objectives of the Clients purchasing forward purchase shares and on the Business Combination (including the target assets or business, and the terms of the Business Combination) being reasonably acceptable to such Clients as determined by Casdin or Corvex, as relevant, as investment advisors on behalf of such Clients. Each of Casdin and Corvex will have the right to transfer a portion of its purchase obligation under the forward purchase agreement to third parties, subject to compliance with applicable securities laws. To the extent that the Company obtains alternative financing to fund the initial Business Combination and the Clients participate in such financing, the aggregate commitment under the forward purchase agreement will be reduced by the amount of such alternative financing.
Subscription Agreement
In connection with the Business Combination, the Company entered into the Subscription Agreements with the PIPE Investors, pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the Closing, an aggregate of 35,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $350,000,000. The obligations to consummate the subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement. The PIPE Investment will be consummated substantially concurrently with the Closing. All of the PIPE investors have affirmed to us that the Restatement (as defined below) would not affect the closing of the Transaction. For more information about the Restatement please see the section entitled “Risk Factors — Risks Related to the Company and the Business Combination”.
Related Party Policy
Prior to the consummation of our IPO, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.
In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Sema4’s Related Party Transactions
The following is a description of transactions since January 1, 2020 and currently proposed transactions in which:
•Sema4 has been or is to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of Sema4’s directors, executive officers or holders of more than 5% of its capital stock prior to the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Series C Preferred Stock Financing
In July 2020, Sema4 sold an aggregate of 197,821 shares of its Series C preferred stock at a purchase price of $613.6743 per share to accredited investors for an aggregate purchase price of approximately $121.4 million. Each share of Sema4’s Series C preferred stock will be cancelled and represent the right to receive a portion of the merger consideration in connection with the completion of the Business Combination, as provided in the Merger Agreement. See “Proposal No.1 – Approval of the Business Combination—The Merger Agreement—Merger Consideration.”
The following table summarizes purchases of shares of Sema4’s Series C preferred stock by its executive officers, directors, and holders of more than 5% of its capital stock.

	Shares of Series C Preferred Stock
Purchaser	Number of Shares	Aggregate Gross Consideration ($)
Entities affiliated with Blackstone(1)	38,130	$23,399,401
__________________
(1)Consists of 37,138 shares of Series C preferred stock held by BTO Sema4 Holdings L.P., 768 shares of Series C preferred stock held by Blackstone Tactical Opportunities Fund - FD L.P. and 224 shares of Series C preferred stock held by Blackstone Family Tactical Opportunities Investment Partnership III ESC L.P.
Second Amended and Restated Stockholders Agreement
On July 27, 2020, Sema4 entered into a second amended and restated stockholders’ agreement, as amended, or the Stockholders’ Agreement, with certain holders of Sema4’s capital stock. The Stockholders’ Agreement provides for certain customary rights with respect to the management of Sema4, rights of first offer and pre-emptive rights, transfer restrictions, tag-along rights and drag-along rights, which rights and restrictions will terminate upon the consummation of the Business Combination. In addition, the Stockholders’ Agreement provides for certain customary registration rights. In connection with the consummation of the Business Combination, certain stockholders of Sema4 will enter into an amended and restated registration rights agreement with the post-combination company, which will terminate the registration rights under the Stockholders’ Agreement. For a description of the amended and restated registration rights agreement, see the section entitled “Certain Relationships and Related Party Transactions — The Company’s Related Party Transactions — Post Business Combination Registration Rights Agreement”.
Registration Rights Agreement
On March 28, 2016, Sema4 entered into a registration rights agreement, or the ISMMS Registration Rights Agreement, with Icahn School of Medicine at Mount Sinai, or ISMMS. The ISMMS Registration Rights Agreement provides for certain customary registration rights. In connection with the consummation of the Business Combination, ISMMS will enter into an amended and restated registration rights agreement with the post-combination company, which will terminate the registration rights under the ISMMS Registration Rights Agreement. For a description of the amended and restated registration rights agreement, see the section entitled “Certain Relationships and Related Party Transactions — The Company’s Related Party Transactions — Post Business Combination Registration Rights Agreement”.
Employment Arrangements with Immediate Family Members of Sema4’s Executive Officers and Directors
Rick Wallsten, the brother of Eric Schadt, Sema4’s Chief Executive Officer and a director, has been employed by Sema4 since November 2017 as a clinical pharmacist. As a clinical pharmacist for Sema4, Mr. Wallsten is responsible for certain aspects of Sema4’s pharmacogenomics program. During the year ended December 31, 2020, Mr. Wallsten had total cash compensation, including base salary and bonus, of $157,620.
Kelly Peterson, the sister of James Coffin, Sema4’s President, Chief Operating Officer and Treasurer, has been employed by Sema4 since February 2019 as an account manager. As an account manager for Sema4, Ms. Peterson is responsible for managing certain of Sema4’s oncology customer accounts. During the year ended December 31,

2020, Ms. Peterson had total cash compensation, including base salary, commission and other compensation, of $160,223.
Licenses and Subleases
Sema4 was a party to several space license agreements and continues to be a party to sublease agreements with the Mount Sinai Health System (which we refer to together with its related entities as Mount Sinai) pursuant to which Sema4 leased certain office and laboratory space from Mount Sinai at fair market value, including approximately 124,000 square feet of office and laboratory space in Stamford, Connecticut for its headquarters and laboratory operations, and approximately 26,000 square feet of office and laboratory space in New York, New York for additional office space and laboratory operations. Rent expense for these licensed and subleased facilities was $5.9 million for the year ended December 31, 2020. Future minimum lease payments are expected to total $4.8 million related to all facilities subleased by ISMMS to Sema4 for the year ending December 31, 2021. It is expected that the post-combination company will continue to operate out of the office and laboratory space in Stamford, Connecticut for its headquarters and laboratory operations, and a certain of the subleased office space in New York, New York, following the completion of the Business Combination.
Transition Services and Employee Compensation
ISMMS provided transition services, under a transition services agreement and other contractual arrangements with Sema4 for services related to finance (accounts payable & purchasing, general accounting, financial systems, and payroll), real estate management, insurance coverage, compliance, equipment subleases, and IT. The transition services agreement expired on March 28, 2021. Sema4 made direct payments to ISMMS of approximately $3.1 million for the year ended December 31, 2020 pursuant to the transition services agreement. It is expected that Sema4 will negotiate and enter into a new transition services agreement prior to the completion of the Business Combination.
Sema4 provides partial reimbursement to Mount Sinai for limited compensation, services, and related expenses for certain individuals employed by Mount Sinai and certain individuals employed at both Mount Sinai and Sema4. For the year ended December 31, 2020, the total amount of reimbursement for employee compensation and expenses paid by Sema4 to Mount Sinai was equal to approximately $1.3 million.
Commercial Relationships
Sema4 provides products and services to Mount Sinai at fair market value, including for certain oncology testing, research services and clinical data services. Mount Sinai pays for certain of these services in cash, and for other of these services in kind through performing components of collaborative research projects and/or the provision of intellectual property and data rights.
In particular, these arrangements include a data structuring and curation services agreement, dated August 1, 2019, with ISMMS and certain other Mount Sinai entities, pursuant to which Sema4 provides certain data structuring and clinical support services to Mount Sinai, including the delivery to Mount Sinai of a curated dataset and interface allowing Mount Sinai users to query the curated dataset as mutually agreed by the parties. As compensation for these services, Mount Sinai provides Sema4 certain rights to use de-identified curated data. The data structuring and curation services agreement has a five-year term and, provided Sema4 is not in default under the terms of the agreement, the agreement may be renewed at Sema4’s option for up to two one-year extension periods. Following the extension periods, the agreement may be further renewed by the mutual agreement of the parties. The agreement may be terminated earlier by Mount Sinai upon certain fundamental breaches by Sema4, by Sema4 upon a breach by Mount Sinai of its material obligations, and by either party if certain insolvency or bankruptcy events occur with respect to the other party.
Sema4 also receives products and services from Mount Sinai at fair market value, including for certain research and clinical services, development services and lab services, and licenses certain intellectual property from Mount Sinai. Pursuant to these arrangements, Sema4 made direct payments to Mount Sinai of approximately $3.4 million for the year ended December 31, 2020.

Post-Business Combination Arrangements
In connection with the Business Combination, certain agreements were entered into or will be entered into pursuant to the Merger Agreement. These agreements include:
•Amended and Restated Registration Rights Agreement (see the section entitled “The Business Combination Proposal — Related Agreements — Amended and Restated Registration Rights Agreement”);
•Forfeiture Agreement (see the section entitled “The Business Combination Proposal — Related Agreements — Forfeiture Agreement”);
•ISMMS Lock-Up Agreement (see the section entitled “The Business Combination Proposal — Related Agreements —ISMMS Lock-Up Agreement”);
•Shareholder-Lockup Agreement (see the section entitled “The Business Combination Proposal — Related Agreements —Shareholder-Lockup Agreement”);
•Sponsor Support Agreement (see the section entitled “The Business Combination Proposal — Related Agreements — Sponsor Support Agreement”); and
•Insider Letter (see the section entitled “The Business Combination Proposal — Related Agreements —Insider Letter”).
Indemnification Agreements
The Amended and Restated Certificate of Incorporation, which will be effective upon the completion of the Business Combination, will contain provisions limiting the liability of directors, and Company’s bylaws, which will be effective upon the completion of the Business Combination, will provide that the post-combination company will indemnify each of its directors to the fullest extent permitted under Delaware law. The Amended and Restated Certificate of Incorporation and the bylaws will also provide the board of directors with discretion to indemnify officers and employees when determined appropriate by the post-combination company’s board of directors.
The post-combination company intends to enter into new indemnification agreements with each of its directors and executive officers and certain other key employees. The indemnification agreements will provide that the post-combination company will indemnify each of its directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of the post-combination company’s directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, the Amended and Restated Certificate of Incorporation and the post-combination company’s bylaws. In addition, the indemnification agreements will provide that, to the fullest extent permitted by Delaware law, the post-combination company will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Policies and Procedures for Related Party Transactions
The post-combination company intends to adopt a new written related party transaction policy to be effective upon the completion of the Business Combination. The policy will provide that officers, directors, holders of more than 5% of any class of the post-combination company’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with the post-combination company without the prior consent of the audit committee, or other independent members of the post-combination company’s board of directors in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the post-combination company to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

All of the transactions described in this section were entered into prior to the adoption of this policy.

MARKET PRICE, TICKER SYMBOL AND DIVIDEND INFORMATION
The Company
Market Price and Ticker Symbol
The Company’s units, common stock and warrants are currently listed on Nasdaq under the symbols “CMLFU”, “CMLF” and “CMLFW”, respectively.
On February 9, 2021, the trading date before the public announcement of the Business Combination, the Company’s units, common stock and warrants closed at $16.96, $15.52 and $4.70, respectively. On May 5, 2021, the trading date immediately prior to the date of this proxy statement, the Company’s units, common stock and warrants closed at $13.65, $12.59 and $3.75, respectively.
Holders
As of April 15, 2021, there was 1 holder of record of our units, 1 holder of record of our common stock, and 4 holders of record of our warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, common stock and warrants are held of record by banks, brokers and other financial institutions.
Dividend Policy
We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the post-combination company’s board of directors at such time. We currently expect that the post-combination company will retain future earnings to finance operations and grow its business, and we do not expect the post-combination company to declare or pay cash dividends for the foreseeable future.
Sema4
There is no public market for shares of Sema4 capital stock.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Representatives of our independent registered public accounting firm, Withum, will be present at the special meeting of the Company’s stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.
APPRAISAL RIGHTS
Appraisal rights are not available to holders of our shares of common stock in connection with the Business Combination.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at CM Life Sciences, Inc., 667 Madison Avenue, New York, New York 10065 or by telephone at (212) 474-6745, to inform us of his or her request; or
•If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.
FUTURE STOCKHOLDER PROPOSALS
We anticipate that the 2021 annual meeting of stockholders will be held no later than June 2021. For any proposal to be considered for inclusion in the proxy statement and form of proxy for the post-combination company’s 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the post-combination company at its principal executive offices a reasonable time before the post-combination company begins to print and mail its 2021 annual meeting proxy materials in order to be considered for inclusion in the proxy materials for the 2021 annual meeting.
In addition to any other applicable requirements, for business and for nominations to be properly brought before an annual meeting by a stockholder, the post-combination company bylaws will provide that the stockholder must give timely notice in proper written form to our secretary at the post-combination company’s principal executive offices and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the annual meeting of the post-combination company in the year of the Business Combination, be deemed to have occurred on May 15 of such year). As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the post-combination company bylaws (and not pursuant to SEC Rule 14a-8) must be received by [                ], 2021 (but not before [                ], 2021). However, that in the

event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, a stockholder’s notice must be so received not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The chairman of our Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures and requirements set forth in the bylaws.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the transaction or the proposals to be presented at the special meeting, you should contact the Company at the following address and telephone number:
c/o Corvex Management LP
667 Madison Avenue
New York, New York 10065
Telephone: (212) 474-6745
Attention: Eli Casdin
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders Call (toll-free): (800) 967-5074
Banks and Brokers Call: (212) 269-5550
Email: CMLF@dfking.com
If you are a stockholder of the Company and would like to request documents, please do so no later than five business days before the special meeting in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to Sema4 has been supplied by Sema4. Information provided by either the Company or Sema4 does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the transaction, the Company or Sema4 that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

Mount Sinai Genomics, Inc.
Financial Statements
Years Ended December 31, 2020, 2019 and 2018

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of Mount Sinai Genomics, Inc.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Mount Sinai Genomics, Inc. (the Company) as of December 31, 2020 and 2019, the related statements of operations and comprehensive loss, redeemable convertible preferred stock and stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
The Company’s Ability to Continue as a Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses, and expects to continue to do so, has an accumulated deficit and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management's evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
We have served as the Company’s auditor since 2018.
New York, New York
May 6, 2021

Mount Sinai Genomics, Inc.
Balance Sheets
(in thousands, except share and per share amounts)

	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$108,132	$115,006
Accounts receivable	32,044	21,433
Due from related parties	289	204
Inventory	24,962	15,983
Prepaid expenses and other current assets	8,681	11,179
Total current assets	174,108	163,805
Property and equipment, net	63,110	35,263
Restricted cash	10,828	—
Other assets	3,596	4,771
Total assets	$251,642	$203,839
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities:
Accounts payable	$26,737	$17,475
Accrued expenses	11,854	6,250
Due to related parties	1,425	1,782
Current portion of capital lease obligations	3,506	2,713
Current contract liabilities	1,783	1,559
Other current liabilities	28,137	10,407
Total current liabilities	73,442	40,186
Long-term debt, net of current portion	18,971	5,000
Stock-based compensation liabilities	131,989	11,758
Capital lease obligations, net of current portion	20,778	17,276
Contract liabilities, net of current portion	—	783
Other liabilities	2,074	432
Total liabilities	247,254	75,435
Commitments and contingencies (Note 8)
Redeemable convertible preferred stock:
Series A-1 redeemable convertible preferred stock, $0.00001 par value: 447,373 shares authorized, issued and outstanding at December 31, 2020 and 2019; aggregate liquidation preference of $55,000 at December 31, 2020 and 2019	51,811	51,811
Series A-2 redeemable convertible preferred stock, $0.00001 par value: 522,627 shares authorized at December 31, 2020 and 2019; 401,347 shares authorized, issued and outstanding at December 31, 2020 and 2019; aggregate liquidation preference of $49,342 at December 31, 2020 and 2019	46,480	46,480
Series B redeemable convertible preferred stock, $0.00001 par value: 338,663 shares authorized, issued and outstanding at December 31, 2020 and 2019; aggregate liquidation preference of $204,302 at December 31, 2020 and 2019	118,824	118,824
Series C redeemable convertible preferred stock, $0.00001 par value: 197,824 shares authorized at December 31, 2020 and no shares authorized at December 31, 2019; 197,821 shares issued and outstanding at December 31, 2020 and no shares issued and outstanding at December 31, 2019; aggregate liquidation preference of $121,397 at December 31, 2020	117,324	–
Redeemable convertible preferred stock	334,439	217,115
Stockholders’ deficit:
Class A common stock, $0.00001 par value: 2,500,000 shares authorized at December 31, 2020 and 2019; 1 share issued and outstanding at December 31, 2020 and 2019	–	–

Class B convertible common stock, $0.00001 par value: 15,000,000 shares authorized at December 31, 2020 and 2019; 105,429 shares issued and outstanding at December 31, 2020 and no shares issued and outstanding at December 31, 2019
Additional paid-in capital	–	–
Accumulated deficit	(330,051)	(88,711)
Total stockholders’ deficit	(330,051)	(88,711)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$251,642	$203,839
The accompanying notes are an integral part of these financial statements.

Mount Sinai Genomics, Inc.
Statements of Operations and Comprehensive Loss
(in thousands, except share amounts)

	Year Ended December 31,
	2020	2019	2018
Revenue
Diagnostic test revenue (including related party revenue of $285, $0 and $0 for the years ended December 31, 2020, 2019, and 2018, respectively)	$175,351	$191,667	$132,970
Other revenue (including related party revenue of $3, $1,180 and $254 for the years ended December 31, 2020, 2019 and 2018, respectively)	3,971	4,507	371
Total revenue	179,322	196,174	133,341
Cost of services (including related party expenses of $2,189, $1,859 and $4,122 for the years ended December 31, 2020, 2019 and 2018, respectively)	184,648	119,623	92,093
Gross (loss) profit	(5,326)	76,551	41,248
Research and development	72,700	34,910	21,383
Selling and marketing	53,831	33,118	19,947
General and administrative	100,742	29,484	19,449
Related party expenses	9,395	9,452	9,132
Loss from operations	(241,994)	(30,413)	(28,663)
Other income (expense):
Interest income	506	988	—
Interest expense	(2,474)	(783)	(248)
Gain on extinguishment of debt	—	—	4,500
Other income, net	2,622	504	539
Total other income, net	654	709	4,791
Loss before income taxes	(241,340)	(29,704)	(23,872)
Income tax provision	—	—	—
Net loss and comprehensive loss	$(241,340)	$(29,704)	$(23,872)
Redeemable convertible preferred stock dividends	—	3,039	2,951
Net loss attributable to common stockholders	$(241,340)	$(32,743)	$(26,823)
Weighted average shares outstanding of Class A common stock	1	1	1
Basic and diluted net loss per share, Class A common stock	$(5,824)	$(32,743)	$(26,823)
Weighted average shares outstanding of Class B common stock	4,044	—	—
Basic and diluted net loss per share, Class B common stock	(58)	—	—
The accompanying notes are an integral part of these financial statements.

Mount Sinai Genomics, Inc.
Statement of Redeemable Convertible Preferred Stock and Stockholders’ Deficit
(in thousands, except share amounts)

	Redeemable Convertible Preferred Stock		Class A Common Stock		Class B Common Stock
	Shares	Amount	Shares	Per Value	Shares	Per Value	Accumulated deficit	Total stockholders’ deficit
Balance at December 31, 2017	800,000	$36,768	1	$—	—	$—	$(29,145)	$(29,145)
Net loss	—	—	—	—	—	—	(23,872)	(23,872)
Preferred Series A dividend	24,000	2,951	—	—	—	—	(2,951)	(2,951)
Capital contributions	—	24,636	—	—	—	—	—	—
Balance at December 31, 2018	824,000	$64,355	1	$—	—	$—	$(55,968)	$(55,968)
Net loss	—	—	—	—	—	—	(29,704)	(29,704)
Preferred Series A dividend	24,720	3,039	—	—	—	—	(3,039)	(3,039)
Capital contributions	—	30,897	—	—	—	—	—	—
Issuance of Preferred Series B, net of issuance costs	338,663	118,824	—	—	—	—	—	—
Balance at December 31, 2019	1,187,383	$217,115	1	$—	—	$—	$(88,711)	$(88,711)
Net loss	—	—	—	—	—	—	(241,340)	(241,340)
Common stock class B issued pursuant to stock options	—	—	—	—	105,429	—	—	—
Issuance of Preferred Series C, net of issuance costs	197,821	117,324	—	—	—	—	—	—
Balance at December 31, 2020	1,385,204	$334,439	1	$—	105,429	$—	$(330,051)	$(330,051)
The accompanying notes are an integral part of these financial statements.

Mount Sinai Genomics, Inc.
Statements of Cash Flows
(in thousands, except share amounts)

	Year Ended December 31,
	2020	2019	2018
Operating activities
Net loss	$(241,340)	$(29,704)	$(23,872)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	11,734	6,407	5,433
Stock-based compensation expense	120,231	5,482	5,605
Non-cash lease expense	2,400	(176)	437
Gain on extinguishment of debt	—	—	(4,500)
Loss from sale of lab equipment	—	—	105
Change in operating assets and liabilities:
Accounts receivable	(10,611)	(4,567)	(4,743)
Inventory	(8,979)	(7,970)	(4,929)
Prepaid expenses and other current assets	2,498	(2,526)	(1,534)
Due to/from related parties	(442)	(919)	(2,817)
Other assets	1,175	(4,395)	(53)
Accounts payable and accrued expenses	14,805	12,847	2,311
Contract liabilities	(559)	2,342	—
Other current liabilities	15,960	4,451	3,873
Net cash used in operating activities	(93,128)	(18,728)	(24,684)
Investing activities
Purchases of property and equipment	(24,094)	(11,923)	(2,183)
Proceeds from sale of equipment	—	—	125
Development of internal-use software assets	(7,880)	(3,533)	(1,745)
Net cash used in investing activities	(31,974)	(15,456)	(3,803)
Financing activities
Proceeds from issuance of Series B redeemable convertible preferred stock, net of issuance costs	—	118,824	—
Proceeds from issuance of Series C redeemable convertible preferred stock, net of issuance costs	117,324	—	—
Capital contributions from ISMMS	—	30,897	24,636
Proceeds from long-term debt	15,928	—	4,500
Long-term debt principal payments	(186)	—	—
Capital lease principal payments	(4,010)	(1,709)	(2,071)
Net cash provided by financing activities	129,056	148,012	27,065
Net increase (decrease) in cash, cash equivalents and restricted cash	3,954	113,828	(1,422)
Cash, cash equivalents and restricted cash, at beginning of year	115,006	1,178	2,600
Cash, cash equivalents and restricted cash, at end of year	$118,960	$115,006	$1,178
Supplemental disclosures of cash flow information
Interest expense paid	$1,745	$305	$260
Purchases of property and equipment in accounts payable and accrued expenses	$447	$818	$—
Software development costs in accounts payable and accrued expenses	$1,473	$1,040	$334
Non-cash Series A redeemable convertible preferred stock dividends declared and paid	$—	$3,039	$2,951
Forgiveness of principal on long-term debt	$—	$—	$4,500
Assets acquired under capital leases obligations	$7,546	$9,796	$5,670
The accompanying notes are an integral part of these financial statements.

Mount Sinai Genomics, Inc.
Notes to Financial Statements
1.    Organization and Description of Business
Mount Sinai Genomics, Inc., d/b/a Sema4 (the “Company”) provides genomics-related diagnostic and information services and pursues genomics medical research. The Company utilizes an integrated portfolio of laboratory processes, software tools and informatics capabilities to process DNA-containing samples, analyze information about patient-specific genetic variation and generate test reports for clinicians and their patients. The Company provides a variety of genetic diagnostic tests and information with focus on reproductive health, pediatric, oncology and other conditions. In 2020, the Company began to provide diagnostic testing services in response to the recent novel coronavirus (“COVID-19”) outbreak. The Company serves patients primarily in New York, California, Florida, Connecticut and New Jersey. The Company was incorporated in the State of Delaware as a for-profit corporation on October 16, 2015.
On June 1, 2017, the Company was spun out from the genetics research department of the Icahn School of Medicine at Mount Sinai (“ISMMS”), at which time the Company became a separate legal entity (the “Spin-out”). Effective on the date of the Spin-out, the Company signed a contribution and funding agreement with ISMMS (the “Contribution Agreement”), whereby ISMMS contributed certain assets and liabilities related to the Company’s operations and also committed to fund the Company up to $55.0 million in future capital contributions (see Note 6).
The Company remained a wholly-owned subsidiary of ISMMS until August 2, 2019, when the Company issued its Series B redeemable convertible preferred stock (see Note 10). ISMMS provided its remaining committed funding to the Company, pursuant to the Contribution Agreement, prior to the Series B redeemable convertible preferred stock issuance. ISMMS continues to maintain majority control of the Company following the Series B and Series C redeemable convertible preferred stock issuances.
2.    Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Assets and liabilities transferred to the Company in the Spin-out were accounted for at ISMMS’s historical book basis as the transaction represented a transfer of net assets between entities under common control. The Company’s historical financial information includes costs of certain services historically provided by ISMMS pursuant to a Transition Services Agreement (“TSA”) and service agreements (“Service Agreements”). The Company’s historical results are not necessarily indicative of what its results of operations, financial position, cash flows, or costs and expenses would have been had the Company been an independent entity during the historical periods presented or what its results of operations, financial position, cash flows, or costs and expenses will be in the future when it is a publicly traded, stand-alone company.
Liquidity and Going Concern
The Company has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued.
Through December 31, 2020, the Company has funded its operations primarily with proceeds from the issuance of its redeemable convertible preferred stock and the issuance of long-term debt. The Company has incurred recurring losses since its inception, including net losses of $241.3 million, $29.7 million and $23.9 million for the years ended December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020, the Company had an accumulated deficit of $330.1 million. The Company expects to continue to generate significant operating losses for the foreseeable future. As of May 6, 2021, the issuance date of the financial statements for the year ended December 31, 2020, the Company expects that its existing cash and cash equivalents of $108.1 million (excluding restricted cash) will be sufficient to fund its operating expenses and capital expenditure requirements into the second half of 2021. The future viability of the Company beyond that point is dependent on its ability to raise additional capital to finance its operations.
The Company is seeking to merge with CM Life Sciences, Inc. (see Note 15). In the event the Company does not complete this transaction, the Company expects to seek additional funding through an initial public offering of its common shares, private equity financings, debt financings or other capital sources, including collaborations with other companies or other strategic transactions. The Company may not be able to obtain financing on acceptable terms, or at all. The terms of any financing may adversely affect the holdings or the rights of the Company’s stockholders.
If the Company is unable to obtain funding, the Company will be forced to delay, reduce or eliminate some or all of its research and development programs, product portfolio expansion or commercialization efforts, which could adversely affect its business prospects, or the Company may be unable to continue operations. Although management continues to pursue these plans, there is no assurance that the Company will be successful in obtaining sufficient funding on terms acceptable to the Company to fund continuing operations, if at all.
Based on its recurring losses from operations incurred since inception, expectation of continuing operating losses for the foreseeable future, and the need to raise additional capital to finance its future operations, as of May 6, 2021, the issuance date of the accompanying financial statements, the Company has concluded that there is substantial doubt about its ability to continue as a going concern for a period of one year from the date that these financial statements were issued.
The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and the related disclosures at the date of the financial statements as well as the reported amounts of revenues and expenses during the periods presented. The Company bases these estimates on current facts, historical and anticipated results, trends and various other assumptions that it believes are reasonable in the circumstances, including assumptions as to future events. These estimates include, but are not limited to, the transaction price for certain contracts with customers, the capitalization of software costs and the valuation of stock-based awards. Actual results could differ materially from those estimates, judgments and assumptions.
Concentration of Credit Risk and Other Risks and Uncertainties
Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.
The Company’s cash and cash equivalents are deposited with high-quality financial institutions. The Company has balances in financial institutions that exceed federal depository insurance limits. Management believes these financial institutions are financially sound and, accordingly, that minimal credit risk exists. The Company has not experienced any losses on its deposits of cash and cash equivalents.
The Company assesses both the customer and, if applicable, the third party payor that reimburses the Company on the customer’s behalf when evaluating concentration of credit risk. Significant customers and payors are those that represent more than 10% of the Company’s total annual revenues or accounts receivable balance at each respective balance sheet date. The significant concentrations of accounts receivable at December 31, 2020 and 2019 were primarily from large managed care insurance companies and a reference laboratory. There was no individual customer that accounted for 10% or more of revenue or accounts receivable for any of the years presented. The Company does not require collateral as a means to mitigate customer credit risk.

For each significant payor, revenue as a percentage of total revenues and accounts receivable as a percentage of total accounts receivable are as follows:

	Revenue			Accounts Receivable
	Year Ended December 31,			As of December 31,
	2020	2019	2018	2020	2019
Payor A	27%	36%	37%	10%	33%
Payor B	14%	*	*	*	*
Payor C	*	*	*	20%	*
Payor D	*	24%	27%	*	12%
Payor E	*	*	13%	*	21%
__________________
*less than 10%
The Company is subject to a concentration of risk from a limited number of suppliers for certain reagents and laboratory supplies. One supplier accounted for approximately 11%, 15% and 14% of purchases of lab supplies, reagents and kits for the years ended December 31, 2020, 2019 and 2018, respectively. Another supplier accounted for approximately 10%, 12% and 13% of purchases of lab supplies, reagents and kits for the years ended December 31, 2020, 2019 and 2018, respectively. This risk is managed by maintaining a target quantity of surplus stock.
Impact of COVID-19
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has had, and continues to have, an extensive impact on the global health and economic environments. Many jurisdictions, including those in which the Company has locations, have implemented measures to combat the outbreak, such as travel restrictions and shelter in place orders. In addition, the healthcare sector generally experienced a decline in discretionary care services at the onset of the pandemic.
Beginning in April 2020, the Company’s diagnostic test volumes decreased significantly as compared to the prior year as a result of COVID-19 and the related limitations and priorities across the healthcare system. In response, beginning in May 2020, the Company entered into several service agreements with state governments and healthcare institutions to provide testing for the presence of COVID-19 infection. While test volumes improved in the second half of 2020, the Company continued to experience changes in the mix of tests due to the impact of COVID-19. COVID-19 could continue to have a material impact on the Company’s results of operations, cash flows and financial condition for the foreseeable future.
In March 2020, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law which was a stimulus bill that, among other things, provided assistance to qualifying businesses and individuals and included funding for the healthcare system. The Company received $5.4 million in 2020 as part of the stimulus, comprised of $2.6 million received under the Provider Relief Fund (“PRF”) distribution and $2.8 million received under the Employee Retention Credit (“ERC”) distribution.
PRF distributions to healthcare providers are not loans and will not be required to be repaid; however, as a condition to receiving these payments, providers must agree to certain terms and conditions and submit sufficient documentation demonstrating that the funds are being used for healthcare-related expenses or lost revenue attributable to the COVID-19 pandemic. The Company concluded it is probable that all terms and conditions associated with the PRF distribution have been met. As a result, the Company recorded the PRF distribution in other income, net in the statements of operations and comprehensive loss.
ERC distributions are refundable tax credits for 50% of qualified wages paid to employees during the pandemic. A company is eligible for the ERC if it has not received a Paycheck Protection Program loan under the Cares Act and (1) its operations have been fully or partially suspended because of COVID-19 or (2) its gross receipts in a calendar quarter in 2020 declined by more than 50% from the same period in 2019. At the time of applying for the ERC, the Company concluded that it was reasonably possible the eligibility requirements would be met; however, due to a change in circumstances, the Company re-evaluated its position, deferred the recognition of the ERC distribution and recorded the proceeds in other liabilities as of December 31, 2020.
At this time, the Company is not certain of the availability, extent or impact of any future relief provided under the CARES Act or other stimulus initiatives.
Cash, Cash Equivalents and Restricted Cash
The Company considers all highly liquid investments with original maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents consist of amounts invested in money market funds. Carrying values of cash equivalents approximate fair value due to the short-term nature of these instruments.
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported on the balance sheets that sum to the total of the same amounts shown on the statements of cash flows (in thousands):

	As of December 31,
	2020	2019
Cash and cash equivalents	$108,132	$115,006
Restricted cash	10,828	–
Total	$118,960	$115,006
Restricted cash as of December 31, 2020 consists of money market deposit accounts that secure irrevocable standby letters of credit that serve as collateral for security deposits for financing obligations and operating leases (see Note 7 and Note 8, respectively).
Accounts Receivable
Accounts receivable consists of amounts due from customers for services performed and reflect the consideration to which the Company expects to be entitled in exchange for providing those services. Accounts receivable are estimated and recorded in the period the related revenue is recorded. During the years ended December 31, 2020, 2019 and 2018, the Company did not record provisions for doubtful accounts. The Company wrote off accounts receivable balances of $0.2 million for the year ended December 31, 2020 and did not write off any accounts receivable balances for the years ended December 31, 2019 and 2018.
Inventory
Inventory, which primarily consists of testing supplies and reagents, is capitalized when purchased and expensed when used in performing services. Inventory is stated at the lower of cost or net realizable value. Cost is determined using actual costs on a first-in, first-out basis. The Company periodically performs obsolescence assessments and writes off any inventory that is no longer usable. Any write-down of inventory to net realizable value creates a new cost basis. During the years ended December 31, 2020, 2019 and 2018, the Company did not write off any inventory.
Property and Equipment, net
Property and equipment, including equipment contributed by ISMMS on the date of the Spin-out (see Note 5), are stated at cost less accumulated depreciation and amortization. Equipment includes assets under capital lease. Improvements are capitalized, while maintenance and repairs are expensed as incurred. When assets are retired or otherwise disposed of, the cost and accumulated depreciation and amortization are removed from the balance sheets and any resulting gain or loss is reflected in the statements of operations and comprehensive loss in the period realized.
Capital leases and leasehold improvements are amortized straight-line over the shorter of the term of the lease or the estimated useful life. All other property and equipment assets are depreciated using the straight-line method over the estimated useful life of the asset, which ranges from three to five years.

The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset or asset group may not be recoverable. An impairment loss is recognized when the total estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. Impairment, if any, is assessed using discounted cash flows or other appropriate measures of fair value. There were no long-lived asset impairment losses recorded for any periods presented.
Capitalized Software
Costs incurred for computer software developed or obtained for internal use are capitalized for application development activities and expensed as incurred for preliminary project activities and post-implementation activities. Capitalization of such costs ceases when the project is substantially complete and ready for its intended purpose. Costs for maintenance and training are expensed as incurred.
Capitalized software costs are amortized using the straight-line method over an estimated useful life of three years. Capitalized software is reviewed for impairment whenever events or changes in circumstances may indicate that the carrying amount of an asset may not be recoverable.
Fair Value Measurements
Financial assets and liabilities are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines the fair value of its financial instruments based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. The following hierarchy lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market:
Level 1: Observable inputs such as quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.
Level 2: Observable inputs such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active or model-derived valuations whose significant inputs are observable.
Level 3: Unobservable inputs that are significant to the measurement of fair value but are supported by little to no market data.
The Company’s financial assets and liabilities consist of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities, capital leases and long-term debt. The Company’s cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities approximate their fair value due to the relatively short-term nature of these accounts.
The Company’s capital leases and long-term debt are classified within level 1 of the fair value hierarchy because such long-term debt and capital lease agreements bear interest at rates for instruments with similar characteristics; accordingly, the carrying value of these liabilities approximate their fair values.
Stock-based Compensation
The Company records incentive stock options (“ISO”) and non-qualified stock options (“NSO”) offered to employees, consultants and directors of the Company based on the estimated fair value of the awards and recognizes compensation expense over the requisite service period for each separate vesting portion of the award as if the award was, in-substance, multiple awards. The Company uses the Black-Scholes option-pricing model to estimate the fair value of its stock option awards. Terms of the ISO and NSO stock options include a provision whereby the Company has a call option to repurchase the award for cash upon termination of employment or termination of the consulting agreement. The Company has concluded that it is probable it will continue to exercise its call option prior to the award holder being subject to the risks and rewards of equity ownership. As a result, stock options are classified as liabilities in the accompanying balance sheets.
ISO and NSO stock options granted vest solely based upon continued employment or service over a specific period of time. As such, the Company recognizes stock-based compensation liabilities only for those stock-based awards that are ultimately vested over their requisite service periods based on the vesting provisions of the individual grant awards, net of the shares exercised and forfeitures realized. Determination of fair value requires input of highly subjective assumptions.
The Company accounts for forfeitures as they occur.
Income Taxes
Income taxes are accounted for under the asset and liability method. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Current and deferred income taxes are measured based on the tax laws that are enacted as of the balance sheet date of the relevant reporting period. Deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their respective tax bases using tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations and comprehensive loss in the period when the change is enacted. A valuation allowance is established when it is more likely than not that some or all of the deferred tax assets will not be realized. Based on the Company’s historical operating losses, the Company has recorded a valuation allowance to reduce deferred tax assets to the amount that is more likely than not to be realized.
The Company recognizes the effect of a tax position when it is more likely than not, based on technical merits, that the position will be sustained upon examination by the appropriate taxing authorities. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit with a greater than 50 percent likelihood of being realized. Unrecognized tax benefits are included within other liabilities if recognized and are charged to earnings in the period that such determination is made. The Company records interest and penalties related to tax uncertainties, if applicable, as a component of income tax expense.
Leases
The Company categorizes lease agreements at their inception as either operating or capital leases.
For operating leases, the Company recognizes related rent expense on a straight-line basis over the term of the applicable lease agreement. Certain lease agreements contain rent holidays, scheduled rent increases and lease incentives. Rent holidays and scheduled rent increases are included in the determination of rent expense to be recorded over the lease term. Lease incentives are recognized as a reduction of rent expense on a straight-line basis over the term of the lease. The Company recognizes rent expense beginning on the date it obtains the legal right to use and control the leased space.
For capital leases, the Company records a leased asset with a corresponding liability. Payments are recorded as reductions to the liability with an interest charge recorded based on the remaining liability.
Sale-leaseback arrangements characterized as “failed” due to the Company’s continuing involvement with the “sold” assets are accounted for as financing obligations. Specifically, in a failed sale-leaseback transaction, the Company does not derecognize the transferred assets and accounts for the proceeds as a financing obligation. The financing obligation is decreased over time by the Company’s lease payments, less the portion considered interest expense.
Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount can be reasonably estimated.

Revenue Recognition
The Company adopted Accounting Standards Codification (“ASC”) Topic 606 (“ASC 606”), Revenue from Contracts with Customers, on January 1, 2019 using the modified retrospective method applied to contracts which were not completed as of the adoption date. As a result, upon the adoption of ASC 606, the majority of what was previously classified as the provision for doubtful accounts recorded in general and administrative expense is now reflected as an implicit price concession and, therefore, is included as a reduction to diagnostic test revenue in the statements of operations and comprehensive loss. The Company recognizes any changes in customer credit issues not assessed at the date of service as provisions for doubtful accounts. Upon the adoption of ASC 606, the Company recognizes revenue when control of the promised goods or services is transferred to the customer in an amount that reflects the consideration which the Company expects to be entitled to in exchange for those goods or services.
The majority of revenue is generated from diagnostic services provided to three groups of customers: patients with third-party insurance coverage; patients without third-party insurance coverage or those who elect to self-pay; and institutional clients, such as hospitals, clinics and reference laboratories. The Company also recognizes revenue from collaboration service agreements with pharmaceutical companies and other third parties pursuant to which the Company provides diagnostic testing and related data aggregation reporting services.
Diagnostic test revenue
The Company’s diagnostic test revenue contracts typically consist of a single performance obligation to deliver diagnostic testing services to the ordering facility or patient. Control over diagnostic testing services is transferred at a point in time. Specifically, the Company determined the customer obtains control of the promised service upon delivery of the test results.
Revenue from diagnostic testing services is recorded at the estimated transaction price, subject to the constraint for variable consideration, upon transfer of control of the service.
Diagnostic test revenues consist primarily of services reimbursed by third-party insurance payors. Third-party insurance payors include managed care health plans and commercial insurance companies, including plans offered through the health insurance exchanges, and employers. In these arrangements, the customer is the patient. In arrangements with third-party insurance payors, the transaction price is stated within the contract, however, the Company accepts payments from third-party payors that are less than the contractually stated price and is therefore variable consideration.
When determining the transaction price, the Company uses a portfolio approach as a practical expedient to account for categories of diagnostic test contracts as collective groups rather than on an individual contract basis. The portfolio consists of major payor classes based on third-party payors. Based on historical collection trends and other analyses, the Company believes that revenue recognized by utilizing the portfolio approach approximates the revenue that would have been recognized if an individual contract approach was used.
Estimates of allowances for third-party insurance payors that impact the estimated transaction price are based upon the pricing and payment terms specified in the related contractual agreements. Contractual pricing and payment terms in third-party insurance agreements are generally based upon predetermined rates per diagnosis, per diem rates or discounted fee-for-service rates. In addition, for third-party payors in general, the estimated transaction price is impacted by factors such as historical collection experience, contractual provisions and insurance reimbursement policies, payor mix, and other relevant information for applicable payor portfolios. The estimates for implicit price concessions require significant judgment and are based upon management’s assessment of expected net collections, business and economic conditions, historical trends, trends in federal, state and private employer health care coverage and other collection indicators.
The Company monitors these accrual estimates at each reporting period based on actual cash collections in order to assess whether a revision to the estimate is required. Both the initial estimate and any subsequent revision to the estimate contain uncertainty and require the use of judgment in the estimation of the transaction price and application of the constraint for variable consideration. If actual results in the future vary from the Company’s estimates, the Company will adjust these estimates, which would affect revenue and earnings in the period such variances become known.
For self-pay patients, the Company determines the transaction price associated with services rendered in consideration of implicit price concessions that are granted to such patients. The estimates for implicit price concessions require significant judgment and are based upon management’s assessment of expected net collections, business and economic conditions, historical trends, trends in federal, state and private employer health care coverage and other collection indicators.
For institutional clients, the customer is the institution. The Company determines the transaction price associated with services rendered in accordance with the contractual rates established with each customer.
Payment terms and conditions vary by contract and customer. The Company’s standard payment terms are generally less than 60 days from the invoice date. In instances where the timing of the Company’s revenue recognition differs from the timing of its invoicing, the Company does not assess whether a contract has a significant financing component if the expectation at contract inception is such that the period between payment by the customer and the transfer of the promised services to the customer will be one year or less.
Other revenue
The Company enters into both short-term and long-term project-based collaboration service agreements with third parties, whereby the Company provides diagnostic testing, research and related data aggregation reporting services. Certain of these contracts include the transfer of a license to the Company’s intellectual property or participation by the Company on joint steering committees with the customer, which was considered to be immaterial in the context of the contract. The Company concludes that the goods and services transferred to its customers pursuant to these agreements generally comprise a single performance obligation on the basis that such goods and services are not distinct within the context of the contract. This is because the goods and services are highly interdependent and interrelated such that the Company would not be able to fulfill its underlying promise to its customers by transferring each good or service independently.
The consideration to which the Company is entitled pursuant to its collaboration service agreements generally includes non-refundable upfront payments and variable payments based upon the achievement of certain milestones during the contract term. Non-refundable upfront payments are generally received in advance of performing the services and, therefore, are recorded as a contract liability upon receipt. Milestone payments are included in the transaction price only when it is probable that doing so will not result in a significant reversal of cumulative revenue recognized when the uncertainty associated with the milestone is subsequently resolved. For longer-term contracts, the Company does not account for a significant financing component since a substantial amount of the consideration promised by the customer is variable and the amount or timing of that consideration varies on the basis of a future event that is not substantially within the control of either party.
The Company satisfies its performance obligations pursuant to its collaboration service agreements over time as the customer simultaneously receives and consumes the benefits provided by the Company’s services as the Company performs those services. The Company recognizes revenue over time using an input measure based on costs incurred on the basis that this measure best reflects the pattern of transfer of control of the services to the customer. In some contracts, the Company subcontracts certain services to other parties for which the Company is ultimately responsible. Costs incurred for such subcontracted services are included in the Company’s measure of progress for satisfying its performance obligation and are recorded in cost of services in the statements of operations and comprehensive loss. Changes in the total estimated costs to be incurred in measuring the Company’s progress toward satisfying its performance obligation may result in adjustments to cumulative revenue recognized at the time the change in estimate occurs.
Revenue recognition
The Company recognized revenue pursuant to ASC Topic 605 (“ASC 605”), Revenue recognition, for the year ended December 31, 2018 prior to the adoption of ASC 606. Under ASC 605, diagnostic test revenue was recognized when persuasive evidence of a final agreement existed; delivery had occurred or services were rendered;

the price of the product or service was fixed or determinable; and collectability from the customer was reasonably assured. The criterion for whether the price was fixed or determinable and whether collectability was reasonably assured were based on management’s judgments. When evaluating collectability, in situations where reimbursement coverage did not exist, the Company considered whether a sufficient history to reliably estimate a payer’s individual payment patterns existed. For most uninsured customers, the Company was not able to demonstrate a predictable pattern of collectability and, therefore, recognized revenue when payment was received. For customers who had demonstrated a consistent pattern of payment of tests billed at the appropriate amounts, the Company recognized revenue at estimated realizable amounts upon delivery of test results.
Revenues from providing diagnostic testing and related data aggregation reporting services pursuant to collaboration service agreements were recognized when the contractual obligations were met based on the terms of the respective agreements.
Cost of Services
Cost of services reflects the aggregate costs incurred in performing diagnostic testing and collaboration services. These costs include expenses for reagents and laboratory supplies, personnel-related expenses (comprising salaries and benefits), stock-based compensation, shipping and handling fees, costs of third-party reference lab testing and third-party providers of genetic counseling and phlebotomy services, amortization of software development costs and equipment and allocated facility costs associated with testing. Allocated facility costs include depreciation of laboratory equipment, facility occupancy and information technology costs. Cost of services are recorded as the services are performed.
Research and Development
Research and development expenses represent costs incurred to develop technology and future test offerings. These costs are principally associated with the Company’s efforts to develop the software used to analyze data and process customer orders. These costs primarily consist of personnel-related expenses (comprising salaries and benefits), stock-based compensation, costs of reagents and laboratory supplies, costs of consultants and third-party services, equipment and related depreciation expenses, non-capitalizable software development costs and allocated facility and information technology costs associated with genomics medical research. Research and development costs are expensed as incurred.
Selling and Marketing
Selling and marketing expenses primarily consist of personnel-related expenses (comprising salaries, and benefits) and stock-based compensation for employees performing commercial sales, account management, marketing and medical education. Selling and marketing costs are expensed as incurred.
General and Administrative
General and administrative expenses primarily consist of personnel-related expenses (comprising salaries and benefits) and stock-based compensation for employees in executive leadership, legal, finance and accounting, human resources, information technology, strategy and other administrative functions. In addition, these expenses include office occupancy and information technology costs. General and administrative costs are expensed as incurred.
Other Income, Net
Other income, net primarily consists of certain funding received under the CARES Act in 2020, sales and use taxes and gains and losses on equipment disposals. The Company recognized $2.6 million of the $5.4 million of funding received under the CARES Act as other income, net on the statements of operations and comprehensive loss during the year ended December 31, 2020.
Net Loss per Share
For the years ended December 31, 2020 and 2019, basic and diluted net loss per share attributable to common stockholders is presented in conformity with the two-class method required for companies with participating securities. The Company considers all redeemable convertible preferred stock issued on and after August 2, 2019 to be participating securities as the holders are entitled to receive dividends on an as-converted to Class A common stock basis in the event that a dividend is paid on common stock.
Under the two-class method, the net loss attributable to common stockholders was not allocated to the redeemable convertible preferred stock, as holders of the redeemable convertible preferred stock did not have a contractual obligation to share in losses. The net loss attributable to common stockholders is allocated to Class A and Class B common stockholders based on the proportion to which each class of common stock shares in losses of the Company. This proportion is based on the rights of the holders of Class B common stock relative to those of the holders of Class A common stock (see Note 11 and Note 13). Basic net loss per share attributable to common stockholders is calculated by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding for the period.
Diluted net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding in the basic net loss per share calculation plus the number of shares of common stock that would be issued assuming exercise or conversion of all potentially dilutive instruments. For purposes of this calculation, common stock options and redeemable convertible preferred stock have been excluded as their effect is anti-dilutive.
Segment Information
The Company operates and manages its business as one reportable operating segment based on the manner in which the Chief Executive Officer, who is the Company’s chief operating decision maker (“CODM”), assesses performance and allocates resources across the business.
Emerging Growth Company
The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. As such, the Company is eligible for exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies, including reduced reporting and extended transition periods to comply with new or revised accounting standards for public business entities. The Company has elected to avail itself of this exemption and, therefore, will not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
Recently Adopted Accounting Pronouncements
Effective January 1, 2020, the Company adopted ASU 2018-13, Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). This ASU removes requirements to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 clarifies that disclosure regarding measurement uncertainty is intended to communicate information about the uncertainty in measurement as of the reporting date. ASU 2018-13 adds certain disclosure requirements, including disclosure of changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements. ASU 2018-13 also requires entities that use the practical expedient to measure the fair value of certain investments at their net asset values to disclose (1) the timing of liquidation of an investee’s assets and (2) the date when redemption restrictions will lapse, but only if the investee has communicated this information to the entity or announced it publicly Adoption of ASU 2018-13 did not have a material impact on the Company’s financial statements.
Effective January 1, 2020, the Company adopted ASU 2018-07, Compensation – Stock Compensation (Topic 718), Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”), which was issued to simplify accounting for nonemployee share-based payment transactions by making the treatment of nonemployee share-based compensation similar to that of employee share-based compensation. Adoption of ASU 2018-07 did not have a material impact on the Company’s financial statements.

Recently Issued Accounting Pronouncements Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which requires lessees to recognize right-of-use assets and lease liabilities for most leases on their balance sheets. Expense recognition for lessees under ASU 2016-02 is similar to current lease accounting. ASU 2016-02 will require enhanced disclosures to help the financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. The recognition, measurement and presentation of expenses and cash flows arising from a lease will primarily depend on its classification as a finance or operating lease. As an emerging growth company, the provisions of ASU 2016-02 are effective for the Company for annual and interim periods beginning after December 15, 2021. Early adoption is permitted. The Company is evaluating the transition options permissible under ASU 2016-02 and plans to adopt through a cumulative adjustment to retained earnings on the date of adoption. Significant implementation matters being addressed by the Company include documenting the new lease accounting process. The Company is evaluating the effect this ASU will have on its financial statements, related disclosures and ongoing financial reporting. The Company expects implementation of this ASU to result in the recognition of right-of-use assets and corresponding lease liabilities in its balance sheets, principally related to office and facility leases.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). The new credit losses standard changes the impairment model for most financial assets and certain other instruments. For trade and other receivables, contract assets recognized as a result of applying ASC 606, loans and certain other instruments, entities will be required to use a new forward looking “expected loss” model that generally will result in earlier recognition of credit losses than under today’s incurred loss model. As an emerging growth company, ASU 2016-13 is effective for annual periods beginning after December 31, 2022, with early adoption permitted. Application of the amendments is through a cumulative-effect adjustment to the opening retained earnings as of the beginning of the first reporting period in which the guidance is effective. The Company is currently evaluating the impact of the new guidance on its financial statements and related disclosures.
In August 2018, the FASB issued ASU 2018-15, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (“ASU 2018-15”), which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal use software license). The accounting for the service element of a hosting arrangement that is a service contract is not affected by the standard. ASU 2018-15 will require an entity (customer) in a hosting arrangement that is a service contract to follow the guidance in Subtopic 350-40 to determine which implementation costs to capitalize as an asset related to the service contract and which costs to expense. ASU 2018-15 also requires the entity (customer) to expense the capitalized implementation costs of a hosting arrangement that is a service contract over the term of the hosting arrangement. ASU 2018-15 also requires the entity to present the expense related to the capitalized implementation costs in the same line item in the statement of income as the fees associated with the hosting element (service) of the arrangement and classify payments for capitalized implementation costs in the statement of cash flows in the same manner as payments made for fees associated with the hosting element. The entity is also required to present the capitalized implementation costs on the balance sheets in the same line item that a prepayment for the fees of the associated hosting arrangement would be presented. The amendments in ASU 2018-15 are effective for the Company in annual reporting periods beginning after December 15, 2020 and interim periods beginning after December 15, 2021. Early adoption is permitted. The Company is evaluating the transition options permissible under ASU 2018-15 of either (1) retrospectively adjusting prior periods presented or (2) prospectively applying amendments to all implementation costs incurred after the date of adoption. The Company is currently evaluating the impact of ASU 2018-15 will have on its financial statements and related disclosures.
In November 2018, the FASB issued ASU 2018-18, Collaborative Arrangements: Clarifying the Interaction between Topic 808 and Topic 606 (“ASU 2018-18”), which clarifies that certain transactions between participants in a collaborative arrangement should be accounted for under ASC 606 when the counterparty is a customer. In addition, ASC Topic 808 (“ASC 808”), Collaborative Arrangements precludes an entity from presenting consideration from a transaction in a collaborative arrangement as revenue from contracts with customers if the counterparty is not a customer for that transaction. The provisions of ASU 2018-18 are effective for the Company for annual and interim periods beginning after December 15, 2020. Early adoption is permitted. The amendments in ASU 2018-18 are to be applied retrospectively through a cumulative effect adjustment to the opening balance of retained earnings of the later of (1) the earliest annual period presented and (2) the annual period that includes the date of the entity’s initial application of ASC 606. Permissible transition options include the election to retrospectively apply the amendments to either (1) all contracts or (2) only the contracts that are not completed at the date of initial application of Topic 606. The Company is not currently a participant in any such collaborative arrangements that are accounted for under ASC 808 and will evaluate the impact the adoption of this standard for any potential collaborative arrangements the Company enters into in the future.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 simplifies the accounting for income taxes by removing certain exceptions to the general principles in ASC 740 and clarifying and amending existing guidance to improve consistent application. ASU 2019-12 is effective for fiscal years beginning after December 15, 2021. Early adoption is permitted. The Company is currently assessing the impact of adopting this new accounting guidance will have on its financial statements and related disclosures.
3.    Revenue Recognition
As described in Note 2, the Company adopted ASC 606 on January 1, 2019 using the modified retrospective method applied to contracts which were not completed as of the adoption date. The only impact as a result of the adoption of ASC 606 was the change in presentation of bad debt expense from general and administrative expense to a reduction of diagnostic test revenue. The adoption of ASC 606 did not have a material impact on the Company’s financial statements.
Disaggregated revenue
The following table summarizes the Company’s revenue disaggregated by type of customer (in thousands):

	Year Ended December 31,
	2020	2019	2018
Diagnostic test revenue:
Patients with third-party insurance	$138,153	$169,538	$112,542
Institutional customers	35,200	20,888	19,606
Self-pay patients	1,998	1,241	822
Total diagnostic test revenue	175,351	191,667	132,970
Other revenue	3,971	4,507	371
Total	$179,322	$196,174	$133,341
Reassessment of variable consideration
Subsequent changes to the estimate of the transaction price, determined on a portfolio basis when applicable, are generally recorded as adjustments to revenue in the period of the change. The Company updates variable consideration estimated quarterly. The quarterly changes in estimates did not result in material adjustments to the Company’s previously reported revenue or accounts receivable amounts for the years ended December 31, 2020, 2019 and 2018.
Remaining performance obligations
Due to the long-term nature of some collaboration service agreements, the Company’s obligations pursuant to such agreements represent partially unsatisfied performance obligations at year-end. The revenues under existing collaboration service agreements with original expected durations of more than one year are estimated to be approximately $12.0 million. The Company expects to recognize the majority of this revenue over the next 4 years.

Contract assets and liabilities
Contract assets consist of the Company’s right to consideration that is conditional upon its future performance. Contract assets arise in collaboration service agreements for which revenue is recognized over time but the Company’s right to bill the customer is contingent upon the achievement of contractually-defined milestones.
Contract liabilities consist of customer payments in excess of revenues recognized. For collaboration service agreements, the Company assesses the performance obligations and recognizes contract liabilities as current or non-current based upon forecasted performance.
A reconciliation of the beginning and ending balances of contract assets and contract liabilities is shown in the table below (in thousands):

	Contract Assets	Contract Liabilities
December 31, 2018	$—	$—
Contract asset additions	1,057	—
Customer prepayments	—	3,754
Revenue recognized	—	(355)
December 31, 2019	$1,057	$3,399
Contract asset additions	1,097	—
Amounts transferred to receivables	(126)	—
Customer prepayments	—	874
Revenue recognized	—	(462)
December 31, 2020	$2,028	$3,811
The increase in contract assets and contract liabilities as of December 31, 2020 and 2019 is primarily due to the execution of a collaboration service agreement with a customer. The Company presents contracts assets and contract liabilities arising from this customer contract on a net basis on its balance sheets. As of December 31, 2020, $1.8 million is recorded as current contract liabilities. As of December 31, 2019, $1.5 million and $0.8 million are recorded as current contract liabilities and contract liabilities, net of current portion, respectively.
Costs to fulfill contracts
Costs associated with fulfilling the Company’s performance obligations pursuant to its collaboration service agreements include costs for services that are subcontracted to ISMMS. Amounts are generally prepaid and then expensed in line with the pattern of revenue recognition. Prepayment of amounts prior to the costs being incurred are recognized on the balance sheets as current or non-current based upon forecasted performance.
As of December 31, 2020 and 2019, the Company had outstanding deferred costs to fulfill contracts of $3.0 million and $1.1 million, respectively. As of December 31, 2020, all outstanding deferred costs were recorded as prepaid expenses and other current assets. As of December 31, 2019, $0.9 million and $0.2 million were recorded as prepaid expenses and other current assets and other assets, respectively.
Amortization of deferred costs was $0.9 million, $0.7 million and $0 for the years ended December 31, 2020, 2019 and 2018, respectively. The amortization of these costs is recorded in cost of services on the statements of operations and comprehensive loss.

4.    Fair Value Measurements
The following tables set forth the fair value of financial instruments that were measured at fair value on a recurring basis (in thousands):

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Financial Assets:
Money market funds	$92,940	$92,940	$—	$—
Total financial assets	$92,940	$92,940	$—	$—

	December 31, 2019
	Total	Level 1	Level 2	Level 3
Financial Assets:
Money market funds	$100,272	$100,272	$—	$—
Total financial assets	$100,272	$100,272	$—	$—
Money market funds are classified within Level 1 of the fair value hierarchy as the fair value is based on quoted prices in active markets.
There were no transfers between Level 1, Level 2 and Level 3 during the periods presented.
5.    Property and Equipment
Property and equipment consisted of the following (in thousands):

	As of December 31,
	2020	2019
Laboratory equipment	$22,818	$14,907
Equipment under capital leases	20,743	13,197
Building under capital lease	6,276	6,276
Construction-in-progress	4,673	5,959
Capitalized software	14,631	6,319
Computer equipment	4,118	3,188
Furniture, fixtures and other equipment	3,214	1,658
Leasehold improvements	16,736	2,124
Total property and equipment	93,209	53,628
Less: Accumulated depreciation and amortization	(30,099)	(18,365)
Property and equipment, net	$63,110	$35,263
For the years ended December 31, 2020, 2019 and 2018, depreciation and amortization expense was $11.7 million, $6.4 million and $5.4 million, respectively, which included software amortization expense of $3.0 million, $1.2 million and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Depreciation and amortization expense is included within the statements of operations and comprehensive loss as follows (in thousands):

	Year Ended December 31,
	2020	2019	2018
Cost of services	$9,055	$4,752	$4,223
Research and development	1,040	821	722
Selling and marketing	—	—	—
General and administrative	1,639	834	488
Total depreciation and amortization expenses	$11,734	$6,407	$5,433
During 2018, the Company sold laboratory equipment to ISMMS for $0.1 million and realized a loss of $0.1 million, which is included in other income, net in the statements of operations and comprehensive loss. During 2020 and 2019, there were no sales of property and equipment made by the Company.
6.    Related Party Transactions
On June 1, 2017, the Company and ISMMS entered into the Contribution Agreement, pursuant to which certain assets and liabilities were contributed to the Company by ISMMS in exchange for common and preferred stock of the Company with dividends accrued at 3% per annum. In accordance with the Contribution Agreement, ISMMS committed to fund $55.0 million to the Company, of which $55.0 million was drawn as of December 31, 2019. ISMMS also assigned a loan funding commitment to the Company, for which ISMMS is the guarantor. See Note 7 and Note 10 for further information.
Related party revenues
The Company provides diagnostic testing services to entities within the Mount Sinai Health Network. Related party diagnostic testing revenues recognized totaled $0.3 million for the year ended December 31, 2020. The Company did not recognize any related party diagnostic testing revenues during the years ended December 31, 2019 and 2018.
The Company entered into collaboration service agreements with ISMMS and other entities within the Mount Sinai Health Network pursuant to which the Company performed various diagnostic testing, research and related data aggregation reporting services. Revenues recognized under these agreements were nominal for the year ended December 31, 2020. Revenues recognized under these agreements totaled $1.2 million and $0.3 million for the years ended December 31, 2019 and 2018, respectively. These amounts are presented in other revenue on the statements of operations and comprehensive loss.
The Company had amounts due from ISMMS and other entities within the Mount Sinai Health Network for revenues earned of $0.3 million and $0.2 million as of December 31, 2020 and 2019, respectively. These amounts are presented as due from related parties on the Company’s balance sheets.
Related party costs
The Company is party to a TSA with ISMMS. The TSA was established to facilitate the continuity of the Company’s operations following the Spin-out. The TSA includes financial guarantees on debt and lease obligations (as further discussed in Note 7 and Note 8, respectively); rental of certain office spaces; and accounting, finance, billing, compliance, information technology and insurance services. Expenses recognized under this agreement totaled $7.2 million, $7.8 million and $6.0 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are presented within related party expenses in the statements of operations and comprehensive loss. The Company had TSA payables due to ISMMS of $0.6 million and $0.5 million at December 31, 2020 and 2019, respectively. These amounts are included within due to related parties on the Company’s balance sheets.
The Company is also party to the Service Agreements with ISMMS, whereby ISMMS provides services for the Company, including certain revenue collection efforts, procurement efforts, office space, administrative and other services that are not covered under the TSA. ISMMS also provides personnel through employee lease arrangements pursuant to the Service Agreements. In addition, the Company incurs costs for research and development and other support provided by related parties, including costs for services that are subcontracted to related parties that support the Company in fulfilling its performance obligations with its customers. Expenses recognized pursuant to the Service Agreements and other service arrangements with ISMMS totaled $4.4 million, $3.5 million and $7.3 million for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts are included in either cost of services or related party expenses on the statements of operations and comprehensive loss depending on the particular activity to which the costs relate. The Company had payables due to ISMMS for the Service Agreements and other service arrangements of $0.8 million and $1.3 million at December 31, 2020 and 2019, respectively. These amounts are included within due to related parties on the Company’s balance sheets.
Total related party costs are included within cost of services and related party expenses in the statements of operations and comprehensive loss as follows (in thousands):

	Year Ended December 31,
	2020	2019	2018
Costs of services	$2,189	$1,859	$4,122
Related party expenses	9,395	9,452	9,132
Total related party costs	$11,584	$11,311	$13,254
7.    Long-Term Debt
2016 Funding Commitment
In April 2016, ISMMS received a $5.0 million loan funding commitment (the “DECD Loan Agreement”) from the Connecticut Department of Economic and Community Development (“DECD”) to support the Genetic Sequencing Laboratory Project in Branford, Connecticut (the “Project”). The DECD made a commitment to offer a total of $9.5 million in loan funding for leasehold improvements, construction, equipment, research and development, and administrative expenses over a period of ten years at an annual interest rate of 2.0% (collectively, “Phase 1” and “Phase 2” of funding for the Project). On June 1, 2017, as part of the Spin-out, ISMMS assigned both the agreement underlying the Project and the DECD Loan Agreement to the Company. ISMMS guaranteed and continues to guarantee the Company’s obligation to repay the DECD.
In June 2018, the Company amended the existing $9.5 million DECD Loan Agreement (the “Amended DECD Loan Agreement”) with the DECD by increasing the total loan commitment to $15.5 million at the same fixed annual interest rate of 2.0% for a term of 10 years from the date the new funds are disbursed (“Phase 3” of funding for the Project).
The terms of the Amended DECD Loan Agreement require the Company to make interest-only payments through July 2023 and principal and interest payments commencing in August 2023. The final payment of principal and interest is due in July 2028.
In addition, under the terms of the Amended DECD Loan Agreement, the DECD may grant partial principal loan forgiveness of up to $12.3 million in the aggregate. Such forgiveness is contingent upon the Company achieving job creation and retention milestones, specifically:
–$4.5 million of Phase 1 funding will be forgiven based on creating and maintaining 35 new full-time positions in Connecticut, with a combined annual average compensation of $70,000, for a period of 24 continuous months by December 31, 2017;
–$2.8 million of Phase 2 funding will be forgiven based on creating 228 new full-time positions in Connecticut, with a combined annual average compensation of $83,000, and maintaining an average of 269 full-time positions for a period of 24 continuous months by December 31, 2021;

–$3.0 million of Phase 3 funding will be forgiven based on creating an additional 181 full-time positions in Connecticut, with a combined annual average compensation of $83,000, and maintaining an average of 450 full-time positions for a period of 24 continuous months by December 31, 2022; and
–An additional $2.0 million of funding will be forgiven based on creating an additional 103 full-time positions in Connecticut, with a combined annual average compensation of $83,000, and maintaining an average of 553 full-time positions for a period of 24 continuous months by December 31, 2023.
The Amended DECD Loan Agreement terms require the completion of an employment audit by a certified public accountant and acceptance by the DECD to achieve principal loan forgiveness.
The following summarizes the phased funding and potential loan forgiveness milestones set forth in the Amended DECD Loan Agreement (in millions):

	Funding	Potential Loan Forgiveness
Phase 1	$5.0	$4.5
Phase 2	4.5	2.8
Phase 3	6.0	3.0
Final	—	2.0
Total	$15.5	$12.3
In September 2018, the Company received an official letter from the DECD stating that in accordance with the Amended DECD Loan Agreement and following its Phase 1 employment audit, the Company met the job creation and retention milestones for Phase 1 and earned the related $4.5 million principal loan forgiveness credit. Accordingly, the Company recorded a $4.5 million gain on extinguishment of debt in the statements of operations and comprehensive loss for the year ended December 31, 2018.
The Company received $4.5 million in loan funding for Phase 2 and $6.0 million in loan funding for Phase 3 in September 2018 and March 2020, respectively. The outstanding loan balance from the DECD was $11.0 million and $5.0 million at December 31, 2020 and 2019, respectively.
Debt due to the DECD is collateralized by providing a security interest in certain machinery and equipment the Company acquired from ISMMS, as defined in a separate security agreement (the “DECD Security Agreement”). The DECD Security Agreement provides a security for the payment and performance of meeting the Company’s obligations to the DECD until the obligations have been fully satisfied.
2020 Master Loan Agreement
In August 2020, the Company entered into a Master Loan and Security Agreement (“Master Loan Agreement”) with a bank, which was assigned to a separate lender in September 2020. The Master Loan Agreement set forth terms and conditions between the Company and the bank, inclusive of certain representations and covenants. In October 2020, the Company entered into an equipment security note (“Equipment Note”), subject to all terms in the Master Loan Agreement, in which the Company received a loan of $6.3 million and deposited the proceeds into a deposit account held by the bank. The funds deposited into the account remain in the Company’s name; however, release of the funds is controlled by the bank, as agreed upon under a separate deposit control agreement. Per the terms of the Master Loan Agreement, on an annual basis upon each anniversary of the executed Master Loan Agreement, funds in the deposit account will be released to the Company in such manner that the remaining balance in the deposit account is equal to 110% of the current principal balance of the outstanding loan. Once the funds are released, the Company can use the proceeds without any restrictions. The terms of the Equipment Note require the Company to make sixty consecutive monthly payments of principal and interest at a fixed monthly amount of $0.1 million beginning in November 2020. Interest payments are fixed at an annual interest rate of 4.75%. The Company granted the bank a security interest in the equipment listed in the Equipment Note as collateral for the loan financing arrangement. The Company retains the title to all equipment listed in the Equipment Note and fulfillment of the arrangement is not dependent on the use of the specified equipment. As such, the Company accounts for the financing arrangement as debt. The Company recorded the $6.3 million proceeds as restricted cash on the balance sheet at December 31, 2020. The outstanding loan balance was $6.1 million at December 31, 2020 following monthly payments made in November and December 2020.
In a separate subordination agreement between the bank and the DECD, the DECD agreed that any present or future security interests in collateral would be subordinate to the security interests of the bank.
2020 Master Lease Agreement
In December 2020, the Company entered into a Master Lease Agreement (“Master Lease Agreement”) with a lender whereby the Company agreed to sell certain equipment and immediately leaseback the equipment, resulting in proceeds of $3.6 million. The transaction does not qualify as a sale-leaseback transaction as there is a $1.00 repurchase option at the end of the lease term that does not represent the fair value of the underlying assets. Accordingly, the Company continues to reflect the transferred assets on the balance sheets and recorded the proceeds as a financing obligation.
The terms of the Master Lease Agreement require the Company to make sixty consecutive monthly payments of principal and interest at a fixed monthly amount of $0.1 million beginning in February 2021. Interest payments are fixed at an annual interest rate of 3.54%.
Per the terms of the Master Lease Agreement and a separate Letter of Credit Agreement (“LOC Agreement”), the Company was required to deliver a letter of credit, from a financial institution deemed satisfactory, equal to the amount of the transferred assets. Accordingly, in December 2020, a financial institution issued an irrevocable standby letter of credit to the lender for $3.6 million. The Company deposited the funds in an account held by the financial institution and, in accordance with the terms of a separate agreement with the financial institution, the Company must maintain an aggregate amount on deposit equal to at least 105% of the value of any outstanding letters of credit issued by the financial institution on the Company’s behalf. Per the terms of the LOC Agreement with the lender, the letter of credit must be in place until all obligations have been paid in full. Beginning in June 2021 and every December and June thereafter, the letter of credit will be reduced to the then outstanding balance of the obligation. In addition, beginning in June 2022 and continuing each fiscal year thereafter, the lender will consent to a 33% reduction of the then current balance of the letter of credit provided that certain conditions and covenants have been met. Further, the Company must furnish annual audited financial statements and other financial information to the lender on a regular basis. The Company was in compliance with the above covenants as of December 31, 2020.
The Company recorded the $3.6 million proceeds as restricted cash on the balance sheet at December 31, 2020. The outstanding loan balance was also $3.6 million at December 31, 2020.
In a separate intercreditor agreement between the lender and the DECD, the DECD agreed that any present or future security interests in collateral would be subordinate to the security interests of the lender.
Maturities of Long-Term Debt
As of December 31, 2020, long-term debt matures as follows (in thousands):

2021	$1,770
2022	1,906
2023	2,865
2024	4,208
2025	4,106
Thereafter	5,886
Total maturities of long-term debt	20,741
Less: Current portion of long-term debt	(1,770)
Total long-term debt, net of current portion	$18,971

8.    Commitments and Contingencies
Operating Leases
The Company entered into an agreement with ISMMS to sublease office space in Connecticut with a remaining term of approximately 13 years as of December 31, 2020. The lease is subject to escalating rent and rent-free period provisions and require the Company to pay additional amounts for operating expenses. In addition, the Company leased certain lab and office spaces in New York from ISMMS on a month-to-month basis during the years ended December 31, 2020, 2019 and 2018. See Note 6 for additional information.
In April 2019, the Company entered into a sublease agreement to rent a building located in Stamford, Connecticut to be used for office and laboratory space. As the land is more than 25% of the total value, the building is accounted for as a capital lease and the land as an operating lease.
In November 2019, the Company entered into a lease agreement with a third party for office space in Connecticut. The Company took occupancy of the facility and the lease commenced in November 2019 and has a remaining term of 13 years as of December 31, 2020. The lease provides for escalating rent over the lease term and requires the Company to pay additional amounts for operating expenses. Per the terms of the lease agreement, the Company was required to deliver a letter of credit from a financial institution equal to the amount of the security deposit on the office space. Accordingly, in February 2020, a financial institution issued an irrevocable standby letter of credit to the third party for $0.9 million. The Company recorded $0.9 million as restricted cash on the balance sheet as of December 31, 2020.
In January 2020, the Company entered into a lease agreement with a third party for lab space in Branford, Connecticut. The Company took occupancy of the facility and the lease commenced in February 2020 and has a remaining term of 9 years as of December 31, 2020. The lease provides for escalating rent over the lease term and requires the Company to pay additional amounts for operating expenses.
Future minimum payments under non-cancelable operating leases as of December 31, 2020 are as follows (in thousands):

2021	$3,840
2022	3,975
2023	4,080
2024	4,182
2025	4,577
Thereafter	52,653
Total operating lease obligations	$73,307
Rent expense related to non-cancelable operating leases was $5.3 million, $0.8 million and $0.9 million for the years ended December 31, 2020, 2019 and 2018, respectively. Rent expense related to month-to-month operating leases was $3.2 million, $2.8 million, and $3.2 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Capital Leases
The Company entered into various capital lease agreements to obtain laboratory equipment which contain bargain purchase commitments at the end of the lease term. The terms of the capital leases range from 3 to 5 years with interest rates ranging from 1.9% to 12.0%. The leases are secured by the underlying equipment.
In April 2019, the Company entered into a sublease agreement to rent a building to be used for office and laboratory space for a base term of 325 months. The building is accounted for as a capital lease and the land as an operating lease.

The Company has the option to renew the lease at the end of the initial base term for either one period of 10 years, or two periods of 5 years. There is also an early termination option in which the Company may cancel the lease after the 196th month with a cancellation charge of $8.4 million. The Company has no intent to exercise the renewal nor early termination options.
The building lease is amortized on a straight-line basis over 325 months. The interest rate related to the lease obligation is 13.1% and the maturity date is October 30, 2046.
The Company also incurs other lease-related expenses such as real estate taxes, operating expenses and maintenance that are generally based on the Company’s pro-rata share of the total square footage of the property being leased.
Property and equipment under capital leases was $27.0 million and $19.5 million as of December 31, 2020 and 2019, respectively. Accumulated amortization on capital lease assets was $9.7 million and $6.3 million at December 31, 2020 and 2019, respectively.
For all capital leases, the portion of the future payments designated as principal repayment is recorded as a capital lease obligation on the Company’s balance sheets in accordance with repayment terms. Future payments under capital leases at December 31, 2020, are as follows (in thousands):

2021	$5,165
2022	4,702
2023	3,479
2024	2,658
2025	2,344
Thereafter	51,869
Total capital lease obligations	70,217
Less: amounts representing interest	(45,933)
Present value of net minimum capital lease payments	24,284
Less: current portion	(3,506)
Capital lease obligations, net of current portion	$20,778
Interest expense related to capital leases was $2.2 million, $0.7 million and $0.1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contingencies
The Company may, from time to time, become involved in legal proceedings arising out of the normal course of its operations. For instance, the Company may be subject to lawsuits alleging negligence or other similar legal claims related to its provision of genetic testing and/or information services. The Company establishes reserves for specific legal matters when it determines that the likelihood of an unfavorable outcome is probable and the loss is reasonably estimable. The Company has also identified certain other legal matters where it believes an unfavorable outcome is not probable and, therefore, no reserve is established. Although management currently believes that resolving claims against the Company, including claims where an unfavorable outcome is reasonably possible, will not have a material impact on the liquidity, results of operations, or financial condition of the Company, these matters are subject to inherent uncertainties and management's view of these matters may change in the future. It is possible that an unfavorable outcome of one or more of these lawsuits or other contingencies could have a material impact on the liquidity, results of operations, or financial condition of the Company.
Significant judgment is required in both the determination of probability of loss and the determination as to whether the amount can be reasonably estimated. Accruals are based only on information available at the time of the assessment, due to the uncertain nature of such matters. As additional information becomes available, management reassesses potential liabilities related to pending claims and litigation and may revise its previous estimates, which could materially affect the Company’s results of operations in a given period.

The Company maintains various liability insurance coverages for, among other things, claims that could result from providing, or failing to provide diagnostic testing services, including inaccurate testing results, and other exposures. The Company’s insurance coverage limits its maximum exposure on claims; however, the Company is responsible for any uninsured portion of losses. Management believes that present insurance coverage is sufficient to cover potential exposures.
The Company was not a party to any material legal proceedings at December 31, 2020, nor is it a party to any legal proceedings as of the date of issuance of these financial statements.
9.    Stock-Based Compensation
In April 2017, the Company adopted the 2017 Stock Incentive Plan (the “2017 Plan”), effectively replacing the 2016 Stock Incentive Plan, for which no shares had vested, therefore, resulting in no obligation to the Company. In February 2018, the Board of Directors approved a resolution to amend the 2017 Plan, whereby awards are to be granted for Class A common stock and/or Class B common stock of the Company. The 2017 Plan is intended to qualify as an incentive stock option under the section 422 of Internal Revenue Service code, however certain non-qualified stock options and stock appreciation rights have been awarded under the 2017 Plan.
The 2017 Plan offers total aggregate shares of up to 279,192 shares of Class A common stock and Class B common stock, collectively, on an as-converted to Class A common stock basis. Following the amendment to the 2017 Plan in February 2018, the Company intends to use available shares to grant Class B common stock awards.
Awards could be granted to directors, officers, employees and consultants (collectively referred to as Employees) at the discretion of the Company and under terms and provisions established by the Board of Directors. Under the terms of the 2017 Plan, options may be granted at an exercise price not less than fair value. For employees holding more than 10% of the voting rights of all classes of stock of the Company, the per share exercise price must be at least 110% of fair value of the common stock on the date of grant, as determined by the Board of Directors. The terms of the awards granted may not exceed ten years from the date of grant.
The 2017 Plan awards granted generally vest in tranches with different vesting dates over a period of four years solely based upon continued employment or engagement under a consulting agreement over a specific period of time. Generally, the options granted to newly hired employees vest in equal monthly or quarterly installments over the four-year vesting schedule.
Under the 2017 Plan, the Company has a call option to repurchase awards for cash from the plan participants. upon termination of the participant’s employment or consulting agreement. The Company concludes that it is probable it will exercise its call option prior to the award holder being subject to the risks and rewards of equity ownership. As a result, the Company’s stock-based compensation awards are classified as a liability.
The initial measurement of fair value and subsequent change in fair value are recognized as compensation expense over the requisite service period from grant date to settlement date for all awards that vest with a corresponding adjustment to stock-based compensation liabilities on the Company’s balance sheets. Shares of common stock issued upon settlement of an award continue to be classified as a liability and remeasured to fair value each reporting period until the stockholder bears the risks and rewards of equity ownership for a reasonable period of time, which the Company concludes is a period of at least six months.
In 2018, the Company granted stock appreciation rights (“SAR”) to one employee and one consultant. In 2019 and 2020, the Company did not grant SARs to any employees or consultants. The awards granted vest in tranches with different vesting dates over a period of four years solely based upon continued employment or engagement under consulting agreement and vest in equal quarterly installments over the four-year vesting schedule. The SAR can only be exercised upon a liquidation event as defined in the related SAR agreement, which includes liquidations, mergers, and an initial public offering. The Company concluded that such liquidation events are not probable of occurring and, as such, no expense related to the SAR was recognized by the Company for the years ended December 31, 2020, 2019 and 2018.

At December 31, 2020 and 2019, stock-based compensation liabilities were $132.0 million and $11.8 million, respectively. Stock-based compensation expense is included within the statements of operations and comprehensive loss as follows (in thousands):

	Year Ended December 31,
	2020	2019	2018
Cost of services	$13,947	$710	$748
Research and development	26,650	1,281	1,135
Selling and marketing	10,750	650	416
General and administrative	68,884	2,841	3,306
Total stock-based compensation expense	$120,231	$5,482	$5,605
The following summarizes the activity under the 2017 Plan for Class A and Class B common stock options (in thousands, except share and per share amounts):

Class A Common Stock	Shares Available for Grant	Stock Options Outstanding	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value
Balances at December 31, 2018	–	142,500	18.94	8.57	$ 5,794
Options forfeited and cancelled	14,000	(14,000)	18.94	–	–
Increase in share reserve for issuance of Class B grants	(14,000)	–	–	–	–
Balances at December 31, 2019	–	128,500	18.94	7.58	$9,754
Options forfeited and cancelled	6,500	(6,500)	18.94	–	–
Increase in share reserve for issuance of Class B grants	(6,500)	–	–	–	–
Balances at December 31, 2020	–	122,000	18.94	6.57	$80,565
Options exercisable at December 31, 2020		115,972	$18.94	6.56	$76,584
All outstanding stock options for Class A common stock have an exercise price of $18.94.

Class B Common Stock	Shares Available for Grant	Stock Options Outstanding	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (years)	Aggregate Intrinsic Value
Balances at December 31, 2018	3,315,972	2,434,028	$0.20	9.27	$969
Options granted	(3,247,815)	3,247,815	0.95	–	–
Options forfeited and cancelled	369,000	(369,000)	0.23	–	–
Increase in share reserve for issuance under the 2017 Plan	7,529,200	–	–	–	–
Increase in share reserve for issuance of Class B grants	1,400,000	–	–	–	–
Balances at December 31, 2019	9,366,357	5,312,843	0.65	9.09	1,562
Options granted	(9,245,190)	9,245,190	1.32	–
Options forfeited and cancelled	537,000	(537,000)	0.86	–
Increase in share reserve for issuance of Class B grants	650,000	–	–	–	–
Options exercised	–	(105,429)	0.95	–
Balances at December 31, 2020	1,308,167	13,915,604	$1.09	8.91	$79,334
Options exercisable at December 31, 2020		5,615,734	$0.74	8.42	$34,005

As of December 31, 2020, stock options outstanding for Class B common stock consisted of the following:

Exercise Prices	Class B Stock Options Outstanding	Weighted- Average Remaining Contractual Life (years)
$0.1894	1,834,028	7.27
$0.5960	50,000	7.82
$0.9485	9,611,633	8.98
$2.3564	2,419,943	9.89
The aggregate intrinsic value in the tables above calculates the difference between the exercise price of the underlying stock options and the fair value of the Company’s common stock for stock options that were in-the-money and represents the value that would have been received by the option holders had all option holders exercised their options on December 31, 2020.
The fair value of each stock option award granted was estimated on the date of grant and remeasured each reporting period using the Black-Scholes option-valuation model based on the following inputs and assumptions:
Expected volatility – Since the Company is privately-held and, therefore, does not have any trading history for its common stock, the expected volatility was estimated based on the average volatility for comparable publicly traded companies over a period equal to the expected term of stock option grants. When selecting these comparable companies, the Company considered the enterprise value, risk profiles, position within the industry, and whether there was sufficient historical share price information to meet the expected life of the stock-based awards. Historical volatility was computed using the daily closing prices for the selected companies’ common stock during the equivalent period of the calculated expected term of the stock-based awards.
Expected term – The expected term represents the period that awards are expected to be outstanding. The expected term was determined by the potential timing of a liquidity event since all awards have accelerated vesting features upon a liquidation event and the Company generally does not expect grantees to exercise vested options prior to a liquidation event.
Risk-free interest rate – The risk-free interest rate is based on the U.S. Treasury yield curve in effect for bonds with maturities consistent with the expected holding periods corresponding with the expected term of the option.
Dividend yield – The Company has never paid dividends on its common stock and does not anticipate paying dividends on its common stock in the foreseeable future. Therefore, the Company used an expected dividend yield of zero.
Fair value of common stock –The absence of a public market for the Company’s common stock for the years ended December 31, 2020, 2019 and 2018 required the Company’s Board of Directors to estimate the fair value of its common stock. The Company considered several objective and subjective factors, including the most recently available valuation of the Company’s common stock prepared by an independent third party valuation firm and factors that may have changed from the date of the most recent valuation through the end of the reporting period. In determining the fair value of common stock, the Company considered the valuation of comparable companies, the Company’s operating and financial performance, the lack of liquidity of the Company’s common stock, transactions in the Company’s common stock, general and industry specific economic outlook, amongst other factors.

The estimated fair value of the stock option awards as of December 31, 2020, 2019, and 2018 was estimated using the Black-Scholes option pricing model with the following assumptions:

	2020	2019	2018
Expected volatility	65.80%	60.00%	70.00%
Expected term (in years)	0.50-1.49	3.00–5.00	4.00
Risk-free interest rate	0.10%	1.40%–1.43%	2.68%
Dividend yield	—	—	—
Fair value of Class A common stock	$679.31	$94.85	$59.60
Fair value of Class B common stock	$6.7931	$0.9485	$0.5960
As of December 31, 2020, the fair value associated with the Company’s stock options totaled $160.6 million. The vested portion of this fair value at December 31, 2020 was $80.0 million and $52.0 million for Class A and Class B stock options, respectively, and is included in stock-based compensation liabilities on the Company’s balance sheets. As of December 31, 2020, unrecognized stock-based compensation cost related to the unvested portion of the Company’s stock options were $0.5 million and $28.1 million for Class A and Class B stock options, respectively. The Company expects to recognize the unrecognized compensation cost on a graded-vesting basis over a weighted-average period of 0.3 and 0.9 years for Class A and Class B stock options, respectively. Cash received from stock option exercise for the year ended December 31, 2020 was $0.1 million. No cash was received from stock option exercise for the years ended December 31, 2019 and 2018.
10.    Redeemable Convertible Preferred Stock
Series A Redeemable Convertible Preferred Stock
In June 2017, in connection with the Spin-out, the Company issued 800,000 shares of Series A redeemable convertible preferred stock (the “Series A Preferred Stock”) to ISMMS at an original issue price of $122.94 per share (the “Series A Original Issue Price”). ISMMS’s capital contribution to the Company was accounted for at the net book value of the assets transferred to and liabilities assumed by the Company since the Company and ISMMS are entities under common control (see Note 1). As a result, the difference between the fair value of the Series A Preferred Stock at the Series A Original Issue Price and the net book value of the assets and liabilities contributed to the Company as described in Note 6 results in additional preference of $55.0 million to ISMMS.
The holder of the Series A Preferred Stock was entitled to a number of votes equal to the number of whole shares of Class A common stock into which it is convertible. The Series A Preferred Stock was convertible to Class A common stock at the option of the holder at any time and without the payment of additional consideration and was mandatorily convertible upon the occurrence of certain events.
The holder of the Series A Preferred Stock was entitled to mandatory, cumulative dividends at a rate of 3% per annum that were satisfied through the issuance of additional shares on each anniversary of the issuance of the Series A Preferred Stock. As a result, the Company issued an additional 24,000 and 24,720 shares to the holder of the Series A Preferred Stock on June 1, 2018 and June 1, 2019, respectively.
In the event of a liquidation, dissolution or a deemed liquidation of the Company, the holder of the Series A Preferred Stock was to receive distributions prior to payment to the holder of Class A common stock.
Series A Preferred Stock Modification and Issuances of Redeemable Convertible Series B Preferred Stock and Redeemable Convertible Series C Preferred Stock
In August 2019, the Company amended its certificate of incorporation to change the structure of the redeemable convertible preferred stock by authorizing to issue three series of redeemable convertible preferred stock. Following the amended certificate of incorporation, the Company has authority to issue 1,308,663 shares of redeemable convertible preferred stock with $0.00001 par value per share, which consists of 447,373 shares designated as Series A-1 redeemable convertible preferred stock (the “Series A-1 Preferred Stock”), 522,627 shares designated as Series A-2 redeemable convertible preferred stock (the “Series A-2 Preferred Stock”) and 338,663 shares designated as

Series B redeemable convertible preferred stock (the “Series B Preferred Stock”). The original issue price for Series A-1 Preferred Stock and Series A-2 Preferred Stock is the Series A Original Issue Price and the original issue price for Series B Preferred stock is $376.80 per share (the “Series B Original Issue Price”).
In consideration thereof on August 2, 2019, the Company issued 447,373 shares and 401,347 shares of its Series A-1 Preferred Stock and Series A-2 Preferred Stock, respectively, to ISMMS at the Series A Original Issue Price, replacing the Series A Preferred Stock issued and outstanding prior to the amendment to the certificate of incorporation. Also, on August 2, 2019, the Company entered into a stock purchase agreement with third-party investors, whereby the Company issued 338,663 shares of its Series B Preferred Stock at the Series B Original Issue Price, resulting in $118.8 million in cash proceeds, net of issuance costs.
In July and August 2020, the Company amended its certificate of incorporation to authorize the issuance of additional shares of redeemable convertible preferred stock. Following the amended certificate of incorporation, the Company has authority to issue 197,824 shares of redeemable convertible preferred stock with $0.00001 par value per share designated as Series C redeemable convertible preferred stock (the “Series C Preferred Stock”). The original issue price for Series C Preferred Stock is $613.67 per share (the “Series C Original Issue Price”). Concurrently with these amendments to the certificate of incorporation, the Company entered into stock purchase agreements with third-party investors, whereby the Company issued 197,821 shares of its Series C Preferred Stock at the Series C Original Issue Price, resulting in $117.3 million in cash proceeds, net of issuance costs.
The Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock are collectively referred to as the “Redeemable Convertible Preferred Stock.”
Voting Rights
Holders of the Redeemable Convertible Preferred Stock are entitled to a number of votes equal to the number of whole shares of Class A common stock into which it is convertible.
Dividends
Holders of the Redeemable Convertible Preferred Stock are entitled to receive or participate in dividends to the extent that dividends are declared for holders of Class A common stock and Class B common stock, at which point the holders of the Redeemable Convertible Preferred Stock are entitled to participate on an as-converted to Class A common stock basis.
The Company has not declared any cash or other dividends through December 31, 2020.
Conversion Rights
The Redeemable Convertible Preferred Stock is convertible into Class A common stock at the option of the holder at any time and without the payment of additional consideration and is mandatorily convertible upon the occurrence of certain events. The conversion ratio could be adjusted upon the Company’s issuance of shares of common stock below the original issue prices of the Redeemable Convertible Preferred Stock; the issuance of certain options or securities convertible into common stock of the Company; the issuance of certain dividends; and events such as stock splits, merger and reorganization.
There were no conversions of Redeemable Convertible Preferred Stock into Class A common stock during the years ended December 31, 2020, 2019 and 2018. As of December 31, 2020 and 2019, all shares of Redeemable Convertible Preferred Stock were convertible into shares of Class A common stock at a 1:1 ratio.
Liquidation Preference
In the event of a liquidation, dissolution or deemed liquidation of the Company, the holders of the Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are entitled to receive, prior to distribution to the holders of Series A-2 Preferred Stock, Class A common stock and Class B common stock, an amount per share equal to the greater of: (i) the liquidation preference amount for each series of preferred stock plus any accrued but unpaid dividends, or (ii) the amount per share that would have been payable had all shares been converted into Class

A common stock immediately prior to such liquidation event. After the required distributions to the holders of the Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, holders of the Series A-2 Preferred Stock are entitled to receive distributions of the remaining assets of the Company prior to the holders of Class A common stock and Class B common stock.
The holders of the Series A-1 Preferred Stock and Series A-2 Preferred Stock are entitled to a liquidation preference equal to the Series A Original Issue Price.
The holders of the Series B Preferred Stock are entitled to a liquidation preference of $603.26 per share during the period commencing on original issue date of the Series B Preferred Stock (the “Series B Original Issue Date”) and ending on the date that is one day prior to the third anniversary of the Series B Original Issue Date; $612.69 per share during the period commencing on the third anniversary of the Series B Original Issue Date and ending on the date that is one day prior to the fourth anniversary of the Series B Original Issue Date; and $659.82 per share from and after the fourth anniversary of the Series B Original Issue Date, in each case as such amount is appropriately adjusted in the event of any stock dividend, stock split or other similar recapitalization with respect to the Series B Preferred Stock.
The holders of the Series C Preferred Stock are entitled to a liquidation preference equal to the Series C Original Issue Price.
Classification of Redeemable Convertible Preferred Stock
The Redeemable Convertible Preferred Stock has deemed liquidation provisions which provide the holders the option to redeem the shares upon a change in control or other deemed liquidation event. The deemed liquidation preference provisions of the Redeemable Convertible Preferred Stock are considered contingent redemption provisions that are not solely within the Company’s control. Accordingly, the Redeemable Convertible Preferred Stock is presented outside of permanent equity in the mezzanine portion of the Company’s balance sheets. No accretion was recorded during the years ended December 31, 2020, 2019 and 2018 as a deemed liquidation event was not considered probable.
Redeemable Convertible Preferred Stock at December 31, 2020 consists of the following (in thousands, except share data):

Redeemable Convertible Preferred Stock	Shares Authorized	Shares Issued and Outstanding	Amount	Aggregate Liquidation Preference
Series A-1	447,373	447,373	$51,811	$55,000
Series A-2	522,627	401,347	46,480	49,342
Series B	338,663	338,663	118,824	204,302
Series C	197,824	197,821	117,324	121,397
Total Redeemable Convertible Preferred Stock	1,506,487	1,385,204	$334,439	$430,041
11.    Common Stock
On March 1, 2018, the Company’s certificate of incorporation was amended to provide for two classes of common stock, Class A and Class B. The Company converted 57,500 Class A shares to Class B shares at a conversion ratio of 1:100. As a result, the Company has the authority to issue 1,942,500 shares of Class A common stock and 5,750,000 shares of Class B common stock, both at $0.00001 par value per share.
On August 2, 2019, the Company’s certificate of incorporation was amended to increase the number of shares the Company was authorized to issue for both Class A and Class B common stock. As a result of the amended certificate of incorporation, the Company has the authority to issue 2,500,000 shares of Class A common stock and 15,000,000 shares of Class B common stock, both at $0.00001 par value per share. The Company has authority to convert all Class B common stock to shares of Class A common stock on a basis of 100 shares of Class B common stock for each share of Class A common stock.

The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion. Holders of Class A common stock are entitled to one vote per share and holders of Class B common stock are entitled to one one-hundredth of a vote per share. The Company has the authority at any time by notice given to the holders of Class B common stock to convert all of the Class B common stock to shares of Class A common stock on a basis of 100 shares of Class B common stock for each share of Class A common stock.
There was one share of Class A common stock issued and outstanding at December 31, 2020, 2019 and 2018. There were 105,429 shares of Class B common stock issued and outstanding at December 31, 2020. There were no shares of Class B common stock issued and outstanding at December 31, 2019 and 2018. The shares of Class B common stock issued and outstanding at December 31, 2020 remained liability-classified since the Company concluded that the stockholder did not yet bear the risks and rewards of equity ownership for a reasonable period of time.
12.    Income Taxes
For the years ended December 31, 2020, 2019 and 2018, the Company did not have a current or deferred income tax expense or (benefit). Accordingly, the effective tax rate for the Company for the years ended December 31, 2020, 2019 and 2018 was zero percent. A reconciliation of the anticipated income tax expense/(benefit) computed by applying the statutory federal income tax rate of 21% to income before taxes to the amount reported in the statement of operations and comprehensive loss is as follows:

	Year Ended December 31,
	2020	2019	2018
U.S. federal taxes at statutory rate	21.0%	21.0%	21.0%
State taxes (net of federal benefit)	2.1	3.5	2.1
Research and development tax credits	0.6	3.4	3.7
Non-deductible stock-based compensation	(7.8)	(3.3)	(4.3)
Non-deductible expenses	—	(0.5)	(0.3)
Change in valuation allowance	(15.9)	(24.1)	(22.2)
Effective tax rate	—%	—%	—%

The tax effects of temporary differences and carryforwards that give rise to significant portions of the net deferred tax assets were as follows:

	As of December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$44,583	$17,599
Stock-based compensation	7,538	376
Accrued compensation	2,337	1,331
Research and development credits	4,667	2,190
Deferred rent	493	52
Unearned revenue	186	—
Deferred employer taxes	1,050	—
Interest expense	479	10
Other	23	18
Gross deferred tax assets	61,356	21,576
Valuation allowance	(58,264)	(20,082)
Total deferred tax assets	3,092	1,494

Deferred tax liabilities:
Property and equipment	(685)	(344)
Capitalized software	(2,407)	(1,150)
Total deferred tax liabilities	(3,092)	(1,494)
Net deferred tax assets	$—	$—
As of December 31, 2020, the Company had the following tax net operating loss carryforwards available to reduce future federal and state taxable income, and tax credit carryforwards available to offset future federal and Connecticut income taxes:

	Amount	Expiration period
Tax net operating loss carryforwards:
Federal (pre-2018 net operating losses)	33,056	2036-2037
Federal (post-2017 net operating losses)	155,554	No expiration
State	66,937	2028-2042
State	10,356	No expiration
Tax credit carryforwards:
Federal research and development	3,368	2038-2040
Connecticut research and experimental	762	2034-2035
Connecticut research and development	883	No expiration
The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property.
The CARES Act also provides for the elective deferral of the deposit and payment of the employer share of Social Security taxes for the period beginning March 27, 2020 and ending December 31, 2020. Under the CARES Act, 50% percent of the employer portion of Social Security tax is to be remitted no later than December 31, 2021, with the remaining 50% to be remitted no later than December 31, 2022. The Company has evaluated the effect of the elective deferral on its income tax positions and determined that the corresponding deduction related to the employer portion of Social Security tax is not deductible in the year ended December 31, 2020, resulting in a nominal deferred tax asset. The Company continues to evaluate the potential effects the CARES Act may have on its operations and consolidated financial statements in future periods.
Future realization of the tax benefits of existing temporary differences and carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2020 and 2019, the Company performed an evaluation to determine whether a valuation allowance was needed. Based on the Company’s analysis, which considered all available evidence, both positive and negative, the Company determined that it is more likely than not that its net deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2020 and 2019. The valuation allowance increased by $38.2 million in 2020 and $7.2 million in 2019 primarily due to the increase in net operating loss carryforwards, research and development tax credits, accrued compensation expenses, stock-based compensation and deferred rent expense.
Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. Generally, an ownership change occurs when certain shareholders increase their aggregated ownership by more than 50 percentage points over their lowest ownership percentage in a testing period (typically three years). The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since becoming a “loss corporation” as defined in Section 382. Future changes in stock ownership, which may be outside of the Company’s control, may trigger an ownership change. In addition, future equity offerings or acquisitions that have an equity component of the purchase price could result in an ownership change. If an ownership change has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited.
ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements by prescribing a model for recognizing, measuring, and disclosing uncertain tax positions. Unrecognized income tax benefits represent income tax positions taken on income tax returns but not yet recognized in the financial statements.
As of December 31, 2020 and 2019, the Company had nominal gross unrecognized tax benefits which, if recognized, would not impact the effective tax rate due to the Company’s valuation allowance position. Due to the uncertainties associated with any examinations that may arise with the relevant tax authorities, it is not possible to reasonably estimate the impact of any significant increase or decrease to the unrecognized tax benefits within the next twelve months.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2020 and 2019 is as follows:

	As of December 31,
	2020	2019
Unrecognized tax benefits – January 1	$374	$195
Gross increases – tax positions in current period	163	179
Unrecognized tax benefits – December 31	$537	$374
To the extent penalties and interest would be assessed on any underpayment of income tax, the Company’s policy is that such amounts would be accrued and classified as a component of income tax expense in the financial statements. As of December 31, 2020 and 2019, the Company had no accrued interest or penalties related to uncertain tax positions.
The Company files U.S federal and multiple state income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending federal or state income tax examinations. As a result of the Company’s net operating loss carryforwards, the Company’s federal and state statutes of limitations remain open for all years until the net operating loss carryforwards are utilized or expire prior to utilization.
As a result of legislation in the state of Connecticut, corporate entities have the opportunity to exchange certain research and development tax credit carryforwards for a cash payment of 65% of the research and development tax credits. The research and development expenses that qualify for Connecticut credits are limited to those costs incurred within Connecticut. The Company has elected to participate in the exchange program and, as a result, has recognized net benefits of $0.5 million for the year ended December 31, 2019 and $0.5 million for the year ended December 31, 2018 which is included in non-operating income in the statements of operations and comprehensive loss. The Company was not eligible for the exchange program for the year ended December 31, 2020 because it no longer qualified as a small business for purposes of the exchange program as its gross income exceeded $70.0 million for the previous tax year.
13.    Net Loss per Share
Basic net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding for the period. The following table sets forth the computation of basic net loss per share attributable to common stockholders (in thousands, except for share amounts):

	Year Ended December 31,
	2020	2019	2018
Numerator:
Net loss attributable to common stockholders	$(241,340)	$(32,743)	$(26,823)
Weighted average Class A shares outstanding used in computing allocation of net loss attributable to common stockholders	1	1	1
Weighted average Class B shares on an as converted to Class A basis used in computing allocation	40	—	—
Allocation of net loss attributable to common stockholders for basic:
Class A common stock	(5,824)	(32,743)	(26,823)
Class B common stock	(235,516)	—	—
Denominator:
Weighted average shares used in computing net loss per share attributable to Class A common stockholders	1	1	1
Weighted average shares used in computing net loss per share attributable to Class B common stockholders	4,044	—	—
Basic net loss per share attributable to Class A common stockholders	$(5,824)	$(32,743)	$(26,823)
Basic net loss per share attributable to Class B common stockholders	$(58)	$—	$—
Diluted net loss per share is computed based on the weighted-average number of shares of common stock, including the dilutive effect of common stock equivalents, outstanding. Basic net loss per share is the same as diluted net loss per share for 2018 and 2019 as the inclusion of potentially dilutive shares would have been anti-dilutive.
For the year ended December 31, 2020, the Company’s diluted net loss per share of Class A common stock assumed the conversion of all Class B common stock into Class A common stock in accordance with the if-converted method. For the year ended December 31, 2020, the calculation of diluted net loss per share of Class B common stock did not differ from the calculation of basic net loss per share as the inclusion of potentially dilutive shares would have been anti-dilutive. The following table sets forth the computation of diluted net loss per share of Class A common stock for the year ended December 31, 2020 (in thousands, except for share amounts):

	Year Ended December 31,
	Net Loss Attributable to Class A common stock	Weighted average shares outstanding	Loss per share
Basic net loss per share	$(5,824)	1	$(5,824)
Add:The effect of dilutive potential Class A common stock Class B common stock	$(235,516)	40
Diluted net loss per share attributable to Class A common stock	$(241,340)	41	$(5,824)
The following table summarizes the outstanding shares of potentially dilutive securities that were excluded from the computation of diluted net loss per share attributable to common stockholders for the period presented because including them would have been anti-dilutive:

	Year Ended December 31,
	2020	2019	2018
Outstanding options to purchase Class A common stock	122,000	128,500	142,500
Outstanding options to purchase Class B common stock	13,915,604	5,312,843	2,434,028
Redeemable convertible preferred stock (on an if- converted basis)	1,272,821	979,526	814,071
Total	15,310,425	6,420,869	3,390,599
14.    Supplemental Financial Information
Other current liabilities
Other current liabilities consisted of the following (in thousands):

	As of December 31,
	2020	2019
Other current liabilities:
Accrued bonus	$9,821	$5,296
Accrued payroll	6,834	1,892
Accrued benefits	3,663	291
Accrued commissions	1,540	1,425
Current portion of long-term debt	1,770	—
Other	4,509	1,503
Total current other liabilities	$28,137	$10,407
15.    Subsequent Events
The Company has evaluated subsequent events through May 6, 2021, the date the financial statements were available to be issued.
On February 9, 2021, the Company, CM Life Sciences, Inc. (“CMLS”), and S-IV Sub, Inc., a direct and wholly-owned subsidiary of CMLS, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CMLS will acquire the Company through a merger of S-IV Sub, Inc. with and into the Company (the “Merger”), with the Company being the surviving corporation and a wholly-owned subsidiary of CMLS following the Merger. Once effective, all equity securities of the Company will be converted into the right to receive the applicable portion of merger consideration.

CM LIFE SCIENCES, INC.

Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors of
CM Life Sciences, Inc.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of CM Life Sciences, Inc. (the “Company”) as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from July 10, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from July 10, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statements
As discussed in Note 2 to the financial statements, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the warrants should be accounted for as liabilities. Accordingly, the 2020 financial statements have been restated to correct the accounting and related disclosure for the warrants.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
New York, New York
May 4, 2021

CM LIFE SCIENCES, INC.
BALANCE SHEET
DECEMBER 31, 2020 (As Restated)

ASSETS
Current assets
Cash	$1,094,681
Prepaid expenses	277,031
Total Current Assets	1,371,712

Cash and marketable securities held in trust account	442,763,951
Total Assets	$444,135,663

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$97,120
Total Current Liabilities	97,120

Warrant Liability	70,322,418
Deferred underwriting fee payable	15,496,250
Total Liabilities	85,915,788

Commitments and contingencies

Class A common stock subject to possible redemption, 35,321,987 shares at $10.00 per share	353,219,870

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A common stock, $0.0001 par value; 380,000,000 shares authorized; 1,920,771 shares issued and outstanding (excluding 42,354,229 shares subject to possible redemption)	895
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 11,068,750 shares issued and outstanding	1,107
Additional paid-in capital	44,905,602
Accumulated deficit	(39,907,599)
Total Stockholders’ Equity	5,000,005
Total Liabilities and Stockholders’ Equity	$444,135,663
The accompanying notes are an integral part of the financial statements.

CM LIFE SCIENCES, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JULY 10, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020 (As Restated)

General and administrative expenses	$206,195
Loss from operations	(206,195)

Other income:
Interest earned on investments held in Trust Account	13,951
Change in fair value of warrant liability	(38,510,584)
Transaction Costs	(1,204,771)
Loss before provision for income taxes	$(39,907,599)
Provision for income taxes	—
Net loss	$(39,907,599)

Weighted average shares outstanding of Class A redeemable common stock	44,275,000
Basic and diluted income per share, Class A redeemable common stock	$0.00

Weighted average shares outstanding of Class B non-redeemable common stock	10,633,062
Basic and diluted net loss per share, Class B non-redeemable common stock	$(3.75)
The accompanying notes are an integral part of the financial statements.

CM LIFE SCIENCES, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM JULY 10, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020 (As Restated)

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – July 10, 2020 (Inception)	$—	$—	$—	$—	$—	$—	$—

Issuance of Class B common stock to initial stockholders	—	—	11,068,750	1,107	23,893	—	25,000

Sale of 44,275,000 Units, net of underwriting discounts	44,275,000	4,427	—	—	398,098,047	—	398,102,474

Common stock subject to possible redemption	(35,321,987)	(3,532)	—	—	(353,216,338)	—	(353,219,870)

Net loss	—	—	—	—	—	(39,907,599)	(39,907,599)

Balance – December 31, 2020	8,953,013	$895	11,068,750	$1,107	$44,905,602	$(39,907,599)	$5,000,005
The accompanying notes are an integral part of the financial statements

CM LIFE SCIENCES, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD JULY 10, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020 (As Restated)

Cash Flows from Operating Activities:
Net loss	$39,907,599
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on investments held in Trust Account	(13,951)
Change in fair value of warrant liability	38,510,584
Transaction costs	1,204,771
Changes in operating assets and liabilities:
Prepaid expenses	(277,031)
Accrued expenses	97,120
Net cash used in operating activities	(386,106)

Cash Flows from Investing Activities:
Investment of cash into Trust Account	(442,750,000)
Net cash used in investing activities	(442,750,000)

Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	433,895,000
Proceeds from sale of Private Placement Warrants	10,855,000
Proceeds from promissory note – related party	112,837
Repayment of promissory note – related party	(165,081)
Payment of offering costs	(466,969)
Net cash provided by financing activities	444,230,787

Net Change in Cash	1,094,681
Cash – Beginning of period	—
Cash – End of period	$1,094,681

Non-Cash financing activities:
Initial classification of common stock subject to possible redemption	$380,268,982
Change in value of common stock subject to possible redemption	$(27,049,112)
Initial classification of warrant liabilities	$31,811,834
Deferred underwriting fee payable	$15,496,250
Offering costs paid directly by Sponsor in consideration for the issuance of Class B common stock	$25,000
Payment of offering costs through promissory note — related party	$52,244
The accompanying notes are an integral part of the financial statements.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
CM Life Sciences, Inc. (the “Company”) was incorporated in Delaware on July 10, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2020, the Company had not commenced any operations. All activity for the period from July 10, 2020 (inception) through December 31, 2020 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and, subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on September 1, 2020. On September 4, 2020 the Company consummated the Initial Public Offering of 44,275,000 units (the “Units” and, with respect to the Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 5,775,000 Units, at $10.00 per Unit, generating gross proceeds of $442,750,000 which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,236,667 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to CMLS Holdings LLC (the “Sponsor”) and certain of the Company’s independent directors, generating gross proceeds of $10,855,000, which is described in Note 5.
Transaction costs charged to equity amounted to $24,895,463, consisting of $8,855,000 in cash underwriting fees, $15,496,250 of deferred underwriting fees and $544,213 of other offering costs. Of the total transaction costs of the Initial Public Offering, $1,204,771 is included in transactions costs in the statement of operations and $23,690,693 is included in shareholders’ equity. In addition, as of December 31, 2020, cash of $1,094,681 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.
Following the closing of the Initial Public Offering on September 4, 2020, an amount of $442,750,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) located in the United States and will be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account). The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
The Company will provide the holders of the outstanding Public Shares (the “Public Stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company. The Public Stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will only proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 following any related redemptions and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by applicable law or stock exchange listing requirements and the Company does not decide to hold a stockholder vote for business or other reasons, the Company will, pursuant to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by applicable law or stock exchange listing requirements, or the Company decides to obtain stockholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and any other holders of the Company’s common stock prior to the Initial Public Offering (the “initial stockholders”) have agreed to vote their Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Stockholder may elect to redeem their Public Shares without voting, and if they do vote, irrespective of whether they vote for or against the proposed transaction.
Notwithstanding the foregoing, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Certificate of Incorporation provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the Public Shares, without the prior consent of the Company.
The Sponsor has agreed (a) to waive its redemption rights with respect to the Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other material provision relating to stockholders’ rights or pre-business combination activity, unless the Company provides the Public Stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
If the Company has not completed a Business Combination by September 4, 2022 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriter has agreed to waive its rights to its deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
The Company previously accounted for its outstanding Public Warrants (as defined in Note 4) and Private Placement Warrants issued in connection with its Initial Public Offering as components of equity instead of as derivative liabilities. The warrant agreement governing the warrants includes a provision that provides for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant. In addition, the warrant agreement includes a provision that in the event of a tender or exchange offer made to and accepted by holders of more than 50% of the outstanding shares of a single class of common shares, all holders of the warrants would be entitled to receive cash for their warrants (the “tender offer provision”).
In connection with the audit of the Company’s financial statements for the period ended December 31, 2020, the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management and after discussion with the Company’s independent registered public accounting firm, concluded that the Company’s Private Placement Warrants are not indexed to the Company’s common shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. In addition, based on management’s evaluation, the Company’s audit committee, in consultation with management and after discussion with the Company’s independent registered public accounting firm, concluded the tender offer provision included in the warrant agreement fails the “classified in shareholders’ equity” criteria as contemplated by ASC Section 815-40-25.
As a result of the above, the Company should have classified the warrants as derivative liabilities in its previously issued financial statements. Under this accounting treatment, the Company is required to measure the fair

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
value of the warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period. In addition, at the IPO, the Company re-allocated a portion of the IPO transaction costs related to the warrant liabilities, which resulted in additional operating costs that were expensed through the statement of operations.
The Company’s accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

	As Previously Reported	Adjustments	As Restated
Balance sheet as of September 4, 2020 (audited)
Warrant Liabilities	$—	$43,462,868	$43,462,868
Class A Common Stock Subject to Possible Redemption	423,731,850	(43,462,868)	380,268,982
Class A Common Stock	190	434	624
Additional Paid-in Capital	5,001,390	12,855,371	17,856,761
Accumulated Deficit	(2,681)	(12,855,805)	(12,858,486)
Total Stockholders’ Equity	5,000,006	—	5,000,006

Balance sheet as of September 30, 2020 (unaudited)
Warrant Liabilities	$—	$48,148,484	$48,148,484
Class A Common Stock Subject to Possible Redemption	423,677,610	(48,148,484)	375,529,126
Class A Common Stock	191	481	672
Additional Paid-in Capital	5,055,629	17,540,941	22,596,570
Accumulated Deficit	(56,923)	(17,541,422)	(17,598,345)
Total Stockholders’ Equity	5,000,004	—	5,000,004

Balance sheet as of December 31, 2020 (audited)
Warrant Liabilities	—	70,322,418	70,322,418
Class A Common Stock Subject to Possible Redemption	423,542,290	(70,322,420)	353,219,870
Class A Common Stock	192	703	895
Additional Paid-in Capital	5,190,948	39,714,654	44,905,602
Accumulated Deficit	(192,244)	(39,715,355)	(39,907,599)
Total Stockholders’ Equity	5,000,003	2	5,000,005

Period from July 10, 2020 (inception) to September 30, 2020 (unaudited)
Change in value of warrant liability	—	16,336,651	16,336,651
Transaction costs	—	1,204,771	1,204,771
Net loss	(56,923)	(17,541,422)	(17,598,345)
Weighted average shares outstanding of Class A redeemable common stock	44,275,000	—	44,275,000
Basic and diluted earnings per share, Class A redeemable common stock	—	—	—
Weighted average shares outstanding of Class B non-redeemable common stock	11,068,750	—	11,068,750
Basic and diluted net loss per share, Class B non-redeemable common stock	(0.01)	(1.58)	(1.59)

Period from July 10, 2020 (inception) to December 31, 2020 (audited)
Change in value of warrant liability	$—	$38,510,584	$38,510,584
Transaction costs	—	1,204,771	1,204,771
Net loss	(192,244)	(39,715,354)	(39,907,599)
Weighted average shares outstanding of Class A redeemable common stock	44,275,000	—	44,275,000
Basic and diluted earnings per share, Class A redeemable common stock	0.00	0.00	0.00

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

Weighted average shares outstanding of Class B non-redeemable common stock	10,633,062	—	10,633,062
Basic and diluted net loss per share, Class B non-redeemable common stock	(0.02)	(3.73)	(3.75)

Cash Flow Statement for the Period from July 10, 2020 (inception) to September 30, 2020 (unaudited)
Net loss	$(56,923)	$(17,541,422)	$(17,598,345)
Allocation of initial public offering costs to warrant liability	—	1,204,771	1,204,771
Change in fair value of warrant liability	—	16,336,651	16,336,651
Initial classification of warrant liability	—	31,811,834	31,811,834
Initial classification of common stock subject to possible redemption	423,731,850	(43,462,868)	380,268,982
Change in value of common stock subject to possible redemption	(54,240)	(4,685,617)	(4,739,857)

Cash Flow Statement for the Period from July 10, 2020 (inception) to December 31, 2020 (audited)
Net loss	$(192,244)	$(39,715,355)	$(39,907,599)
Change in fair value of warrant liability	—	38,510,584	38,510,584
Allocation of initial public offering costs to warrant liability		1,204,771	1,204,771
Initial classification of warrant liability	—	31,811,834	31,811,834
Initial classification of common stock subject to possible redemption	423,731,850	(43,462,868)	380,268,982
Change in value of common stock subject to possible redemption	(1,539,252)	(25,509,860)	(27,049,112)
NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.
Class A common stock subject to possible redemption
The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2020, Class A common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.
Offering Costs
Offering costs consist of underwriting, legal, accounting and other expenses incurred through the Initial Public Offering that are directly related to the Initial Public Offering. Offering costs amounting to $23,690,693 were charged to stockholders’ equity upon the completion of the Initial Public Offering. At the IPO date, $1,204,771 of offering costs were expensed through the statement of operations.
Warrant Liability
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Net Income (Loss) per Common Share
Net income (loss) per common share is computed by dividing net income by the weighted average number of common shares outstanding for the period. The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 21,995,000 shares of Class A common stock in the calculation of diluted income per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.
The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income per common share, basic and diluted, for Class A redeemable common stock is calculated by dividing the interest income earned on the Trust Account less income and franchise taxes, by the weighted average number of Class A redeemable common stock outstanding since original issuance. Net loss per share, basic and diluted, for Class B non-redeemable common stock is calculated by dividing the net loss, adjusted for income attributable to Class A redeemable common stock, net of applicable franchise and income taxes, by the weighted average number of Class B non-redeemable common stock outstanding for the period. Class B non-redeemable common stock includes the Founder Shares as these shares do not have any redemption features and do not participate in the income earned on the Trust Account.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):

For the Period From July 10, 2020 (inception) Through December 31,
2020
Redeemable Class A Common Stock
Numerator: Earnings allocable to Redeemable Class A Common Stock
Interest Income	$13,951
Income and Franchise Tax	(13,951)
Net Earnings	$—
Denominator: Weighted Average Redeemable Class A Common Stock
Redeemable Class A Common Stock, Basic and Diluted	44,275,000
Earnings/Basic and Diluted Redeemable Class A Common Stock	$—

Non-Redeemable Class A and B Common Stock
Numerator: Net Income (Loss) minus Redeemable Net Earnings
Net Income (Loss)	$(39,907,599)
Redeemable Net Earnings	—
Non-Redeemable Net Loss	$(39,907,599)
Denominator: Weighted Average Non-Redeemable Class A and B Common Stock
Non-Redeemable Class A and B Common Stock, Basic and Diluted	10,633,062
Loss/Basic and Diluted Non-Redeemable Class A and B Common Stock	$(3.75)
Note: As of December 31, 2020, basic and diluted shares are the same as there are no non-redeemable securities that are dilutive to the Company’s stockholders.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Fair Value Measurements
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
•Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
•Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.
Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Recently Issued Accounting Standards
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
NOTE 4. INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 44,275,000 Units, which includes the full exercise by the underwriter of its over-allotment option in the amount of 5,775,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 8).
NOTE 5. PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor and certain of the Company’s independent directors purchased an aggregate of 7,236,667 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, for an aggregate purchase price of $10,855,000. The Sponsor purchased 6,903,335 Private Placement Warrants, and each of Mr. Islam and Dr. Leproust (and/or one or more entities controlled by them) purchased 166,666 Private Placement Warrants. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 8). Proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless
NOTE 6. RELATED PARTY TRANSACTIONS
Founder Shares
In July 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 10,062,500 shares of the Company’s Class B common stock (the “Founder Shares”). In August 2020, the Sponsor transferred 25,000 Founder Shares to each of Munib Islam, Emily Leproust and Nat Turner, certain of the

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
Company’s independent directors, at their original per-share purchase price, for an aggregate of 75,000 Founder Shares transferred. On September 1, 2020, the Company effected a 1:1.1 stock split of its Class B common stock, resulting in the Sponsor holding an aggregate of 10,993,750 Founder Shares and there being an aggregate of 11,068,750 Founder Shares outstanding. All share and per-share amounts have been retroactively restated to reflect the stock split, The Founder Shares included an aggregate of up to 1,443,750 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment was not exercised in full or in part, so that the number of Founder Shares would equal, on an as-converted basis, approximately 20% of the Company’s issued and outstanding shares of common stock after the Initial Public Offering. As a result of the underwriter’s election to fully exercise its over-allotment option, 1,443,750 Founder Shares are no longer subject to forfeiture.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Public Stockholders having the right to exchange their shares of common stock for cash, securities or other property.
Promissory Note – Related Party
On July 16, 2020, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2020 or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $165,081 was repaid at the closing of the Initial Public Offering on September 4, 2020.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon completion of a Business Combination into warrants at a price of $1.50 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of December 31, 2020, there were no amounts outstanding under the Working Capital Loans.
NOTE 7. COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Registration Rights
Pursuant to a registration rights agreement entered into on September 1, 2020, the holders of the Founder Shares, Private Placement Warrants and securities that may be issued upon conversion of Working Capital Loans and forward purchase shares are entitled to registration rights. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriter is entitled to a deferred fee of $0.35 per Unit, or $15,496,250 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Forward Purchase Agreement
The Company entered into separate forward purchase agreements with affiliates of the Sponsor, Casdin Capital, LLC (“Casdin”) and Corvex Management LP (“Corvex”), in their capacities as investment advisors on behalf of one or more investment funds, clients or accounts managed by each of Casdin and Corvex, respectively (collectively, their “Clients”), pursuant to which, subject to the conditions described below, they will cause the Clients to purchase from the Company up to an aggregate amount of 15,000,000 shares of Class A common stock, or the forward purchase shares, for $10.00 per forward purchase share, or an aggregate amount of up to $150,000,000, in a private placement that will close concurrently with the closing of a Business Combination. The amount of forward purchase shares sold pursuant to the forward purchase agreements will be determined in the Company’s discretion based on the Company’s need for additional capital to consummate a Business Combination. Under each forward purchase agreement, the Company is required to approach Casdin and Corvex if it proposes to raise additional capital by issuing any equity, or securities convertible into, exchangeable or exercisable for equity securities in connection with a Business Combination. The respective obligations of Casdin and Corvex to purchase forward purchase shares will, among other things, be conditioned on the Company completing a Business Combination with a company engaged in a business that is within the investment objectives of the Clients purchasing forward purchase shares and on the Business Combination (including the target assets or business, and the terms of the Business Combination) being reasonably acceptable to such Clients as determined by Casdin or Corvex, as relevant, as investment advisors on behalf of such Clients. Each of Casdin and Corvex will have the right to transfer a portion of its purchase obligation under the forward purchase agreement to third parties, subject to compliance with applicable securities laws. To the extent that the Company obtains alternative financing to fund the initial Business Combination and the Clients participate in such financing, the aggregate commitment under the forward purchase agreement will be reduced by the amount of such alternative financing.
NOTE 8. STOCKHOLDERS’ EQUITY
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2020, there were no shares of preferred stock issued or outstanding.
Class A Common Stock — The Company is authorized to issue 380,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. At December 31, 2020, there were 8,953,013 shares of Class A common stock issued and outstanding, excluding 35,321,987 shares of Class A common stock subject to possible redemption.
Class B Common Stock — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. At December 31, 2020, there were 11,068,750 shares of Class B common stock issued and outstanding.
The shares of Class B common stock will automatically convert into Class A common stock concurrently with or immediately following the consummation of the Business Combination, on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in connection with a Business Combination, the number of shares of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of Class A common stock outstanding after such conversion (after giving effect to any

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
redemptions of shares of Class A common stock by public stockholders), including the total number of shares of Class A common stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination (including the forward purchase shares), excluding any shares of Class A common stock or equity-linked securities or rights exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in a Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans, provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
NOTE 9. WARRANT LIABILITY
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any shares of Class A common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless the share of Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A common stock are, at the time of any exercise of a Public Warrant, not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their Public Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:
•in whole and not in part;
•at a price of $0.01 per warrant;
•upon not less than 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and
•if, and only if, the reported last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.
If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $10.00 — Once the warrants become exercisable, the Company may redeem the outstanding warrants:
•in whole and not in part;
•at a price of $0.10 per warrant provided that holders will be able to exercise their warrants prior to redemption and receive that number of shares of Class A common stock determined based on the redemption date and the “fair market value” of the Company’s Class A common stock;
• upon a minimum of 30 days’ prior written notice of redemption;
• if, and only if, the last reported sale price of the Company’s Class A common stock equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) on the trading day prior to the date on which the Company sends the notice of redemption to the warrant holders;
•if, and only if, there is an effective registration statement covering the issuance of the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating thereto is available throughout the 30-day period after the written notice of redemption is given.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or its affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the completion of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A common stock during the 20 trading day period starting on the trading day after the day on which the Company completes a Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that (1) the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, (2) the Private Placement Warrants will be exercisable on a cashless basis, (3) the Private Placement Warrants will be non-redeemable (except as described above in “Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $10.00”) so long as they are held by the initial purchasers or their permitted transferees, and (4) the holders of the Private Placement Warrants and the Class A common stock issuable upon the exercise of the Private Placement Warrants will have certain registration rights. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
NOTE 10. INCOME TAX
The Company’s net deferred tax assets are as follows:

December 31, 2020
Deferred tax asset
Net operating loss carryforward	$16,902
Organizational costs/Startup expenses	23,469
Total deferred tax asset	40,371
Valuation allowance	(40,371)
Deferred tax asset, net of allowance	$—
The income tax provision consists of the following:

December 31, 2020
Federal
Current	$—
Deferred	(40,371)

State
Current	$—
Deferred	—
Change in valuation allowance	40,371
Income tax provision	$—
As of December 31, 2020, the Company had a U.S. federal net operating loss carryover of approximately $80,000 available to offset future taxable income.
In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from July 10, 2020 (inception) through December 31, 2020, the change in the valuation allowance was $40,371.
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2020 is as follows:

December 31, 2020
Statutory federal income tax rate	21%
State taxes, net of federal tax benefit	—%
Change in fair value of warrant liability	(20.0)%
Transaction costs	(1.0)%
Change in valuation allowance	—%
Income tax provision	—%

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities.
NOTE 11. FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3:Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.
At December 31, 2020, assets held in the Trust Account were comprised of $442,763,951 in money market funds which are invested primarily in U.S. Treasury Securities. During the year ended December 31, 2020, the Company did not withdraw any interest income from the Trust Account.
The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2020 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2020
Assets:
Investments held in Trust Account – U.S. Treasury Securities Money Market Fund	1	442,763,951

Liabilities:
Warrant Liability – Public Warrants	1	$40,290,250
Warrant Liability – Private Placement Warrants	3	$30,032,168
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statement of operations.
The Private Warrants were initially valued using a Modified Black Scholes Option Pricing Model, which is considered to be a Level 3 fair value measurement. The Modified Black Scholes model’s primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the common stock. The expected volatility as of the IPO date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates will be implied from the Company’s own public warrant pricing. A Monte Carlo simulation methodology was used in estimating the fair value of the public warrants for periods where no observable traded price was available, using the same expected volatility as was used in measuring the fair value of the Private Warrants. For periods subsequent to

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
the detachment of the warrants from the Units, the close price of the public warrant price will be used as the fair value as of each relevant date.
The following table presents the changes in the fair value of warrant liabilities:

	Private Placement	Public	Total Warrant Liabilities
Fair value as of July 10, 2020 (inception)	$—	$—	$—
Initial measurement on September 4, 2020	$10,855,001	$20,956,833	$31,811,834
Change in valuation inputs or other assumptions	$19,177,167	$19,333,417	$38,510,584
Fair value as of December 31, 2020	$30,032,168	$40,290,250	$70,322,418
There were no transfers in or out of Level 3 from other levels in the fair value hierarchy.
NOTE 12. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below and in Note 2, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
On February 10, 2021, the Company announced that it executed an Agreement and Plan of Merger (the “Merger Agreement”) with Mount Sinai Genomics, Inc., a Delaware corporation, d/b/a Sema4 (“Sema4”) and the other parties thereto (the transactions contemplated by the Merger Agreement, including the Merger (as defined below), the “Business Combination”). Specifically, the Company entered into the Merger Agreement with Sema4 and S-IV Sub, Inc., a Delaware corporation incorporated on February 1, 2021 and a direct, wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, the Company will acquire Sema4 through the merger of Merger Sub with and into Sema4, with Sema4 surviving as a wholly-owned subsidiary of the Company (the “Merger”)
The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by the Company’s stockholders and the satisfaction of certain other customary closing conditions.
At the effective time of the Merger (the “Effective Time”), each share of Sema4 class B common stock, par value $0.00001 per share (“Sema4 Class B Common Stock”) issued and outstanding as of immediately prior to the Effective Time will be converted into 1/100th of a share of Sema4 class A common stock, par value $0.00001 per share (“Sema4 Class A Common Stock”, together with Sema4 Class B Common Stock, “Sema4 Common Stock”) in accordance with Sema4’s organizational documents.
Immediately thereafter, each share of Sema4 Common Stock and Sema4’s series A-1 preferred stock, series A-2 preferred stock, series B preferred stock and series C preferred stock (collectively, “Sema4 Capital Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) will be converted into the right to receive a portion of the total closing merger consideration, with each Sema4 stockholder being entitled to receive the following:
(c)if such stockholder has made a cash election as set forth and in accordance with the terms of the Merger Agreement, a portion of the specified aggregate amount of cash consideration payable under the terms of the Merger Agreement (such aggregate amount not to exceed $343,000,000) and pursuant to the terms of such stockholder’s cash election; and
(d)a number of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) equal to the quotient of: (i) (A) the product of (x) such stockholder’s total shares of Sema4 Capital Stock multiplied by (y) the per share amount calculated in accordance with the Merger Agreement minus (B) the amount of cash payable to such stockholder pursuant to its cash election, if any, divided by (ii) $10.

CM LIFE SCIENCES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020
In addition, at the Effective Time, each outstanding option to purchase Sema4 Capital Stock, each outstanding and unsettled restricted stock unit in respect of shares of Sema4 Capital Stock and each outstanding stock appreciation right will be rolled over into options to purchase Common Stock, restricted stock units in respect of Common Stock and stock appreciation rights in respect of Common Stock, all as further set forth in and in accordance with the terms of the Merger Agreement.
In addition to the payment of cash, issuance of Common Stock and rollover of other Sema4 equity awards described above as of the Effective Time, in the event that the closing sale price of Common Stock exceeds certain price thresholds for 20 out of any 30 consecutive trading days during the period of time commencing upon the expiration of the lock-up period applicable to the Sponsor under the Letter Agreement, dated as of August 27, 2021, by and among the Company, Sponsor and each of the executive officers and directors of the Company and ending on the second anniversary of the closing of the Merger, an additional number of shares equal to an amount up to an aggregate of 11% of the shares of Common Stock that would have been issuable upon closing of the Merger to the stockholders of the Company if no cash elections were made and the closing cash payment amount under the Merger Agreement was $0.00 (the “Earn-Out Shares”) shall become issuable, in accordance with the terms of the Merger Agreement following the achievement of those certain price thresholds, to the stockholders of Sema4 as of immediately prior to the closing of the Merger; provided that the board of directors of Sema4 (or a duly authorized committee thereof) may, prior to the closing of the Merger, allocate a portion of such Earn-Out Shares to be issued to service providers of Sema4 in the form of restricted stock units of the Company.
On February 9, 2021, the Company entered into a Sponsor Support Agreement with the Sponsor and Sema4, whereby Sponsor has agreed to, among other things, (a) vote at any meeting of the stockholders of the Company all of their shares of capital stock of the Company held of record or thereafter acquired in favor of the Stockholder Approvals (as defined in the Merger Agreement), (b) be bound by certain other covenants and agreements related to the Business Combination and (c) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. On February 9, 2021, concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors” which include certain existing equityholders of Sema4), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 35,000,000 shares of our common stock for an aggregate purchase price equal to $350,000,000 (the “PIPE Investment”). The PIPE Investment will be consummated immediately prior to the closing of the Sema4 Business Combination. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; and (c) November 9, 2021.

ANNEX A
MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER
BY AND AMONG
CM LIFE SCIENCES, INC.,
S-IV SUB, INC.,
and
MOUNT SINAI GENOMICS, INC.,
DATED AS OF FEBRUARY 9, 2021

(i)

(ii)

(iii)

Schedule A Defined Terms	A-1

Exhibit A Form of Parent Amended and Restated Charter	A-15

Exhibit B Form of Parent Amended and Restated Bylaws	A-15

Exhibit C Form of LTIP	A-15

Exhibit D Form of Employee Stock Purchase Plan	A-15

Exhibit E Form of Amended and Restated Registration Rights Agreement	A-15
(iv)

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of February 9, 2021, by and among CM Life Sciences, Inc., a Delaware corporation (“Parent”), S-IV Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), and Mount Sinai Genomics, Inc., a Delaware corporation, d/b/a Sema4 (the “Company”). Each of the Company, Parent and Merger Sub shall individually be referred to herein as a “Party” and, collectively, the “Parties”. The term “Agreement” as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules, exhibits and annexes hereto (including the Company Disclosure Letter and the Parent Disclosure Letter, as defined herein). Defined terms used in this Agreement are listed alphabetically in Schedule A, together with the section and, if applicable, subsection in which the definition of each such term is located.
RECITALS
WHEREAS, Parent is a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and other applicable Legal Requirements (collectively, as applicable based on context, the “Applicable Legal Requirements”), the Parties intend to enter into a business combination transaction by which Merger Sub will merge with and into the Company (the “Merger”), with the Company being the surviving corporation of the Merger (the Company, in its capacity as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Corporation”).
WHEREAS, for U.S. federal income tax purposes (and for purposes of any applicable state or local tax Legal Requirements that follows the U.S. federal income tax treatment), each of the Parties intends that the Merger will constitute a transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and any comparable provision of state or local tax Legal Requirements (the “Intended Tax Treatment”), and that this Agreement be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g).
WHEREAS, the board of directors of the Company has unanimously: (a) determined that it is in the best interests of the Company and the stockholders of the Company, and declared it advisable, to enter into this Agreement providing for the Merger in accordance with the DGCL; (b) approved this Agreement and the Transactions, including the Merger in accordance with the DGCL, on the terms and subject to the conditions of this Agreement; and (c) adopted a resolution recommending the plan of merger set forth in this Agreement be adopted by the stockholders of the Company.
WHEREAS, following execution of this Agreement, the Company shall to seek to obtain and deliver to Parent as promptly as practicable, and in any event no later than 24 hours following execution of this Agreement (the “Company Stockholder Approval Deadline”): (a) a written consent of the stockholders of the Company (the “Stockholder Consent and Joinder”), pursuant to which the requisite number of stockholders of the Company required to approve and adopt this Agreement, the Merger and the other Transactions under the Company Charter and the DGCL (the “Company Stockholder Approval” and such consenting stockholders of the Company, the “Consenting Stockholders”) will so approve and adopt this Agreement, the Merger and the other Transaction and (b) a lock-up letter agreement (the “Stockholder Lock-Up Agreement”) executed by each Consenting Stockholder, pursuant to which such Consenting Stockholder agrees to certain restrictions on its ability to sell or otherwise dispose of the shares of Parent Class A Stock such Consenting Stockholder receives pursuant to the Merger.
WHEREAS, the board of directors of Parent has unanimously: (a) determined that it is in the best interests of Parent and the stockholders of Parent, and declared it advisable, to enter into this Agreement providing for the Merger in accordance with the DGCL; (b) determined that the fair market value of the Company is equal to at least 80% of the amount held in the Trust Account (excluding any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof; (c) approved this Agreement and the Transactions, including the Merger in accordance with the DGCL, on the terms and subject to the conditions of this Agreement; and (d) adopted a
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resolution recommending the plan of merger set forth in this Agreement be adopted by the stockholders of Parent (the “Parent Recommendation”).
WHEREAS, prior to the Closing, Parent shall: (a) subject to obtaining the approval of the Parent Stockholder Matters, adopt the Third Amended and Restated Certificate of Incorporation of Parent (the “Parent A&R Charter”) in the form attached hereto as Exhibit A; (b) amend and restate the existing bylaws of Parent (the “Parent A&R Bylaws”) in the form attached hereto as Exhibit B, (c) adopt an equity incentive plan in the form attached hereto as Exhibit C (as such form may be modified in accordance with Section 7.18) (the “LTIP”) and (d) adopt an employee stock purchase plan in the form attached hereto as Exhibit D (as such form may be modified in accordance with Section 7.18) (the “ESPP”).
WHEREAS, on or about the date hereof, Parent has obtained commitments from the Equity Financing Investors for equity financing pursuant to certain Subscription Agreements, with such equity financings to be consummated immediately prior to the consummation of the Transactions.
WHEREAS, in connection with the consummation of the Merger, Parent and the Company Stockholders will enter into an amended and restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) substantially in the form attached hereto as Exhibit E.
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Sponsor has executed and delivered to the Company the Sponsor Support Agreement (as defined below) pursuant to which the Sponsor has agreed to, among other things, vote to adopt and approve this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby.
NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
THE CLOSING TRANSACTIONS
Section 1.1 Closing . Unless this Agreement shall have been terminated pursuant to Section 9.1, the consummation of the Transactions (the “Closing”), other than the filing of the Certificate of Merger (as defined below), shall take place by electronic exchange of documents and signatures at a time and date to be specified in writing by the Parties, which shall be no later than the third Business Day after the satisfaction or waiver of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other time, date and location as the Parties agree in writing (the date on which the Closing occurs, the “Closing Date”). The Parties agree that the Closing signatures may be transmitted by email pdf files.
Section 1.2 Parent Financing Certificate . Not more than two Business Days prior to the Closing, Parent shall deliver to the Company written notice (the “Parent Financing Certificate”) setting forth: (a) the aggregate amount of cash proceeds that will be required to satisfy any exercise of the Parent Stockholder Redemptions; (b) the amount of Parent Cash and Parent Transaction Costs as of the Closing; (c) the aggregate amount of the equity financing committed to Parent by the Equity Financing Agreements and (d) the number of shares of Parent Class A Stock to be outstanding as of the Closing after giving effect to the Parent Stockholder Redemptions, any forfeitures of shares of Parent Class A Stock by the Sponsor pursuant to the Sponsor Forfeiture Agreement, dated as of the date hereof, between the Parent and the Company, and the issuance of shares of Parent Class A Stock pursuant to the Equity Financing Agreements.
Section 1.3 Closing Documents.
(a) At the Closing, Parent or Merger Sub, as applicable, shall deliver to the Company:
(i) a certified copy of the Parent A&R Charter and the Parent A&R Bylaws;
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(ii) a copy of the A&R Registration Rights Agreement, duly executed by Parent, Sponsor and the other existing parties thereto;
(iii) copies of resolutions and actions taken by Parent’s and Merger Sub’s board of directors and stockholders in connection with the approval of this Agreement and the Transactions;
(iv) written resignations in forms satisfactory to the Company, dated as of the Closing Date and effective as of the Closing executed by the officers and directors of Merger Sub and the officers and directors of Parent who will not retain such positions upon the Closing, as mutually agreed by Parent and the Company;
(v) the Indemnification Agreements, duly executed by Parent;
(vi) all other documents, instruments or certificates required to be delivered by Parent at or prior to the Closing pursuant to Section 8.2.
(b) At the Closing, the Company shall deliver to Parent:
(i) a copy of the Certificate of Merger, duly executed by the Company;
(ii) a copy of the A&R Registration Rights Agreement, duly executed by the Consenting Stockholders;
(iii) a copy of the Sponsor Agreement, duly executed by the Company;
(iv) copies of resolutions and actions taken by the Company’s board of directors and the Company Stockholders in connection with the approval of this Agreement and the Transactions;
(v) a schedule reflecting: (A) the calculation of the Closing Available Cash, Closing Available Excess Cash, Closing Cash Payment Amount and the Closing Number of Securities, in each case, based upon the amounts contained in the Parent Financing Certificate; (B) the calculation, as of the Closing, of the Aggregate Company Share Amount, Total Outstanding Company Shares, each Company Stockholder’s Total Stockholder Outstanding Shares, the Per Share Amount and the Earn-Out Total Outstanding Shares; (C) each Company Stockholder’s Cash Cap (if any), Cash Pro Rata Share (expressed as both a dollar amount and percentage), Cash Pro Rata Share Excess Percentage, Cash Pro Rata Share Excess Amount and Stockholder Cash Payment Amount; (D) the portion of the Closing Number of Securities issuable to each Company Stockholder at Closing pursuant to Section 2.7(a)(ii); and (E) each Company Stockholder’s Earn-Out Pro Rata Share of the Earn-Out Shares to be issued upon the occurrence of each Triggering Event in accordance with Article III, based on the Earn-Out Total Outstanding Shares and Earn-Out RSUs as of the Closing; and
(vi) all other documents, instruments or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 8.3.
Section 1.4 Closing Transactions. At the Closing and on the Closing Date, the Parties shall cause the consummation of the following transactions in the following order, upon the terms and subject to the conditions of this Agreement:
(a) Parent shall make any payments in the aggregate amount of cash proceeds that will be required to satisfy any exercise of the Parent Stockholder Redemptions.
(b) Parent shall pay, or cause to be paid, all Parent Transaction Costs and Company Transaction Costs to the applicable payees, to the extent not paid prior to the Closing.
(c) The certificate of merger with respect to the Merger shall be prepared and executed in accordance with the relevant provisions of the DGCL (the “Certificate of Merger”) and filed with the Secretary of State of the State of Delaware.
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(d) Parent shall contribute to the Company an amount equal to or greater than the Company’s Required Funds.
(e) Parent shall deposit (or cause to be deposited) with the Exchange Agent the Closing Cash Payment Amount and the Closing Number of Securities.
ARTICLE II
THE MERGER
Section 2.1 Effective Time. Subject to the terms and subject to the conditions of this Agreement, on the Closing Date the Company and Merger Sub shall cause the Merger to be consummated by filing the Certificate of Merger with the Secretary of State of the State of Delaware, in accordance with the applicable provisions of the DGCL (the time of such filing, or such later time as may be agreed in writing by the Company and Parent and specified in the Certificate of Merger, being the “Effective Time”).
Section 2.2 The Merger. At the Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the DGCL, Merger Sub and the Company shall consummate the Merger, pursuant to which Merger Sub shall be merged with and into the Company, following which the separate corporate existence of Merger Sub shall cease and the Company shall continue as the Surviving Corporation after the Merger and as a direct, wholly-owned subsidiary of Parent.
Section 2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub and the Company shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Corporation, which shall include the assumption by the Surviving Corporation of any and all agreements, covenants, duties and obligations of Merger Sub and the Company set forth in this Agreement to be performed after the Effective Time.
Section 2.4 Governing Documents. Subject to Section 7.12, at the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall be amended to read the same as the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation shall be the name determined by the Company (and reasonably acceptable to Parent).
Section 2.5 Directors and Officers of the Surviving Corporation. Immediately after the Effective Time, the board of directors and executive officers of the Surviving Corporation shall be the board of directors and executive officers of the Company as of immediately prior to the Effective Time.
Section 2.6 Merger Consideration.
(a) Upon the terms and subject to the conditions of this Agreement, the aggregate consideration to be paid to the Company Stockholders shall be: (i) the Closing Merger Consideration; and (ii) the contingent right to receive the Earn-Out Shares following the Closing in accordance with Article III (collectively, the “Total Consideration”).
(b) The Closing Merger Consideration shall be paid or issued, as applicable, in the form of: (i) an amount in cash equal to the Closing Cash Payment Amount; and (ii) the Closing Number of Securities.
Section 2.7 Effect of the Merger on the Company Common Stock and Company Preferred Stock.
Upon the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company, the Company Stockholders or the holders of any of the securities of Parent, the following shall occur:
(a) Each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will be converted into 1/100th of a share of Class A Common Stock in accordance with the Company Organizational Documents. Immediately thereafter, each share of Company Common Stock and Company Preferred Stock (other
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than Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to the Effective Time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the Total Consideration, with each Company Stockholder being entitled to receive:
(i) if such Company Stockholder has made a Cash Election, such Company Stockholder’s Cash Pro Rata Share of the Closing Available Cash and, if applicable, such Company Stockholder’s Cash Pro Rata Share Excess Amount of the Closing Available Excess Cash (such aggregate amount in cash, the “Stockholder Cash Payment Amount”); provided that in no event shall a Company Stockholder’s Stockholder Cash Payment Amount exceed an amount equal to the product of (x) such Company Stockholder’s Total Stockholder Outstanding Shares multiplied by (y) the Per Share Amount;
(ii) a number of shares of Parent Class A Stock equal to the quotient of: (A) (1) the product of (x) such Company Stockholder’s Total Stockholder Outstanding Shares multiplied by (y) the Per Share Amount minus (2) such Company Stockholder’s Stockholder Cash Payment Amount, divided by (B) the Parent Stock Price; and
(iii) its Earn-Out Pro Rata Share of any Earn-Out Shares in accordance with Article III, subject to adjustment in accordance with Section 2.7(e);
in each case, without interest, upon surrender of stock certificates representing all of such Company Stockholder’s Company Common Stock and Company Preferred Stock (each, a “Certificate”) and delivery of the other documents required pursuant to Section 2.8. As of the Effective Time, each Company Stockholder shall cease to have any other rights in and to the Company or Surviving Corporation, and each Certificate relating to the ownership of shares of Company Common Stock and Company Preferred Stock (other than Excluded Shares) shall thereafter represent only the right to receive the applicable portion of the Total Consideration.
(b) Notwithstanding anything in this Agreement to the contrary, no fraction of a share of Parent Class A Stock will be issued by virtue of the Merger. Any fractional shares that would otherwise be issued will be rounded down to the nearest whole share of Parent Class A Stock.
(c) Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation, which shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.
(d) Each share of Company Common Stock and Company Preferred Stock held in the Company’s treasury or owned by Parent, Merger Sub or the Company immediately prior to the Effective Time (each an “Excluded Share”), shall be cancelled and no consideration shall be paid or payable with respect thereto.
(e) The numbers of shares of Parent Class A Stock that the Company Stockholders are entitled to receive as a result of the Merger, and each other amount contained herein which is based upon the number of shares of Parent Class A Stock, and as otherwise contemplated by this Agreement shall be adjusted to reflect appropriately the effect of any stock split, split-up, reverse stock split, stock dividend or distribution (including any dividend or distribution of securities convertible into Parent Class A Stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Class A Stock occurring on or after the date hereof and prior to the Closing.
Section 2.8 Surrender of Company Certificates and Disbursement of Closing Consideration.
(a) Subject to this Section 2.8, at the Effective Time, Parent shall deliver, or cause to be delivered to each Company Stockholder portion of the Total Consideration to which such Company Stockholder is entitled pursuant to clauses (i) and (ii) of Section 2.7(a) (collectively, the “Closing Consideration”).
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(b) Prior to the Effective Time, unless otherwise agreed by the Parties, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company (the “Exchange Agent”) for the purpose of exchanging Certificates for each Company Stockholder’s portion of the Closing Consideration. Not less than thirty (30) days prior to the anticipated Effective Time, the Company shall provide an election form for the Cash Election in a form mutually acceptable to Parent and the Company to each Company Stockholder that has not previously submitted a Cash Election or confirmed in writing to the Company that it will not be making a Cash Election.
(c) At the Effective Time, Parent shall deposit with the Exchange Agent the aggregate amount of the cash portion of the Closing Consideration and make available the aggregate amount of the equity portion of the Closing Consideration. Such cash and equity deposited with the Exchange Agent shall be referred to in this Agreement as the “Exchange Fund”. At the Effective Time, Parent shall deliver irrevocable instructions to the Exchange Agent to deliver the Closing Consideration out of the Exchange Fund in the manner it is contemplated to be issued or paid pursuant to this Article II.
(d) Promptly after the Effective Time (and in any event within five Business Days thereafter), the Exchange Agent shall mail to each Company Stockholder who has not already received the Surrender Documentation (other than holders of Excluded Shares and Dissenting Shares): (i) a letter of transmittal in customary form specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.8(g)) to the Exchange Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree; and (ii) instructions for surrendering the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.8(g)) to the Exchange Agent (the “Surrender Documentation”); provided, however, that the Exchange Agent shall not be required to deliver the Surrender Documentation to any Company Stockholder that has delivered its Surrender Documentation with respect to such Company Stockholder’s Certificates to the Exchange Agent at least two Business Days prior to the Closing Date. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.8(g)) to the Exchange Agent in accordance with the terms of the Surrender Documentation, the Exchange Agent will deliver to the holder of such Certificate in exchange therefor such holder’s portion of the Closing Consideration in accordance with Section 2.8(a) hereof, with: (A) any cash portion of the Closing Consideration being delivered via wire transfer of immediately available funds in accordance with instructions provided by such Company Stockholder in the letter of transmittal; and (B) the equity portion of the Closing Consideration being delivered via book-entry issuance (or at the written election of any Company Stockholder, in certificated form), in each case, less any required Tax withholdings as provided in Section 2.9; provided, however, that if the holder of such Certificate delivers to the Exchange Agent the Surrender Documentation with respect to such Company Stockholder’s Certificates at least two Business Days prior to the Closing Date, the Exchange Agent shall deliver to the holder of such Certificate in exchange therefor such holder’s portion of the Closing Consideration covered by such Surrender Documentation in accordance with clauses (A) and (B) of this sentence on the Closing Date or as promptly as practicable thereafter. The Certificate so surrendered shall forthwith be cancelled. Until so surrendered, each Certificate shall represent after the Effective Time for all purposes only the right to receive the applicable portion of the Total Consideration attributable to such Certificate. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. In the event of a transfer of ownership of shares of Company Common Stock or Company Preferred Stock that is not registered in the transfer records of the Company, the applicable portion of the Total Consideration to be delivered upon due surrender of the Certificate may be issued to such transferee if the Certificate formerly representing such shares of Company Common Stock or Company Preferred Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable.
(e) From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock or Company Preferred Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate is presented to the Surviving Corporation, Parent or the Exchange Agent for transfer, it shall be cancelled and deemed exchanged for (without interest and after giving effect to any required Tax withholdings as provided in Section 2.9) the portion of the Total Consideration represented by such Certificate.
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(f) Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the Company Stockholders for 180 days after the Effective Time shall be delivered to the Surviving Corporation. Any Company Stockholder who has not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for payment of their respective portion of the Total Consideration (after giving effect to any required Tax withholdings as provided in Section 2.9) upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.8(g)), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Exchange Agent or any other Person shall be liable to any former Company Stockholder for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Legal Requirements.
(g) In the event any Certificate shall have been lost, stolen or destroyed: (i) upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed; and (ii) if required by Parent, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Exchange Agent will issue the portion of the Total Consideration attributable to such Certificate (after giving effect to any required Tax withholdings as provided in Section 2.9).
Section 2.9 Withholding Taxes. Notwithstanding anything in this Agreement to the contrary, Parent, Merger Sub, the Company, the Surviving Corporation, the Exchange Agent and their Affiliates shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement, any amount required to be deducted and withheld with respect to the making of such payment under Applicable Legal Requirements; provided, that if Parent, Merger Sub, any of their respective Affiliates, or any party acting on their behalf determines that any payment to the Company Stockholders hereunder is subject to deduction and/or withholding, then Parent shall provide notice to the Company as soon as reasonably practicable after such determination; provided, further, that the parties shall use commercially reasonable efforts to minimize any such deduction and/or withholding. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Any amounts so withheld shall be timely remitted to the applicable Governmental Entity.
Section 2.10 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation following the Merger with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors or members, as applicable, (or their designees) of the Company and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.
Section 2.11 Tax Treatment of the Merger. For U.S. federal income tax purposes (and for purposes of any applicable state or local Tax that follows the U.S. federal income tax treatment), the Parties will prepare and file all Tax Returns consistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code (or comparable provision of state and local Tax Legal Requirement) and will not take any inconsistent position on any Tax Return or during the course of any audit, litigation or other proceeding with respect to Taxes, except as otherwise required by Applicable Legal Requirements (in the case of Parent, the Company or Surviving Entity, as determined by Parent in good faith).
Section 2.12 Effect on Company Options,Company RSUs and Company SARs.
(a) Each Company Option that is outstanding as of immediately prior to the Effective Time shall be assumed by Parent and converted into an option to purchase shares of Parent Class A Stock upon substantially the same terms and conditions as are in effect with respect to such Company Option immediately prior to the Effective Time, including with respect to vesting, exercisability and termination-related provisions (each, a “Parent Option”) except that (a) such Parent Option shall provide the right to purchase that whole number of shares of Parent Class A Stock (rounded down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time, multiplied by the Option Exchange Ratio
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applicable to such Company Option, and (b) the exercise price per share for each such Parent Option shall be equal to the exercise price per share of such Company Option in effect immediately prior to the Effective Time, divided by the Option Exchange Ratio applicable to such Company Option (the exercise price per share, as so determined, being rounded up to the nearest full cent); provided, however, that the conversion of the Company Options will be made in a manner consistent with Treasury Regulation Section 1.424-1, such that such conversion will not constitute a “modification” of such Company Options for purposes of Section 409A or Section 424 of the Code.
(b) Each Company RSU that is outstanding as of immediately prior to the Effective Time shall be assumed by Parent and converted into a restricted stock unit representing the opportunity to be issued shares of Parent Class A Stock upon substantially the same terms and conditions as are in effect with respect to such Company RSU immediately prior to the Effective Time, including with respect to vesting and termination-related provisions (each, a “Parent RSU”) except that such Parent RSU shall provide opportunity to be issued that whole number of shares of Parent Class A Stock (rounded to the nearest whole share) equal to the number of Shares of Company Common Stock subject to such Company RSU as of immediately prior to the Effective Time, multiplied by the RSU Exchange Ratio; provided, however, that the conversion of the Company RSUs will be made in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder.
(c) Except as otherwise set forth in this Section 2.12, each Company SAR that is outstanding as of immediately prior to the Effective Time shall be assumed by Parent and converted into a stock appreciation right with respect to shares of Parent Class A Stock upon substantially the same terms and conditions as are in effect with respect to such Company SAR immediately prior to the Effective Time, including with respect to vesting, exercisability, payment terms and termination-related provisions (each, a “Parent SAR”) except that (i) such Parent SAR shall be based on that whole number of shares of Parent Class A Stock (rounded down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company SAR as of immediately prior to the Effective Time, multiplied by the SAR Exchange Ratio, and (ii) the base amount per share for each such Parent SAR shall be equal to the base amount per share of such Company SAR in effect immediately prior to the Effective Time, divided by the SAR Exchange Ratio (the base amount per share, as so determined, being rounded up to the nearest full cent); provided, however, that the conversion of the Company SARs will be made in a manner consistent with Treasury Regulation Section 1.424-1, such that such conversion will not constitute a “modification” of such Company SARs for purposes of Section 409A or Section 424 of the Code. For the avoidance of doubt, the foregoing Section 2.12(c) shall not apply to any Company SAR that is deemed by the Company to be exercised in connection with the Closing.
(d) The Company shall take all necessary actions to effect the treatment of Company Options, Company RSUs and Company SARs pursuant to Sections 2.12(a) in accordance with the Company Incentive Plan and the applicable award agreements and to ensure that no Parent Option may be exercised prior to the effective date of an applicable Form S-8 (or other applicable form, including Form S-1 or Form S-3) of Parent. The board of directors of the Company shall amend the Company Incentive Plan and take all other necessary actions, effective as of immediately prior to the Closing, in order to (i) provide that the unallocated share reserve remaining under the Company Incentive Plan as of the Closing Date (including any shares subsequently returned to such share reserve as a result of the termination of awards issued under the Company Stock Plan) shall be included in the share reserve under the LTIP, in accordance with the terms thereof, and (ii) provide that no new Company Options, Company RSUs or Company SARs will be granted under the Company Incentive Plan following the Closing. Prior to the Effective Time, the Company shall deliver to each holder of a Company Option, Company RSU or Company SAR a notice, in a form reasonably acceptable to Parent, setting forth the effect of the Merger on such holder’s Company Options, Company RSUs and Company SARs and describing the treatment of such Company Options, Company RSUs and Company RSUs in accordance with this Section 2.12.
(e) Parent shall take all actions that are necessary for the assumption and conversion of the Company Options, Company RSUs and Company SARs pursuant to Section 2.12(a). If registration of the Parent Options, Parent RSUs or Parent SARs is required under the Securities Act, Parent shall file, as promptly as practicable after the date that is sixty (60) days after the Form 8-K announcing the Closing is filed (or any such earlier date permitted by Applicable Legal Requirements), a registration statement on Form S-8 with respect to such Parent Options, Parent RSUs and Parent SARs, and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as the applicable Parent Options, Parent RSUs and Parent SARs remain
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outstanding and such registration of the shares of Parent Class A Common Stock issuable thereunder continues to be required.
Section 2.13 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock or Company Preferred Stock outstanding immediately prior to the Effective Time and held by a Company Stockholder who has not voted in favor of the Merger or consented thereto in writing or by electronic transmissions and has properly demanded appraisal for such shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration and shall instead represent the right to receive payment of the fair value of such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. At the Effective Time, (i) all Dissenting Shares shall be cancelled, extinguished and cease to exist and (ii) the holders of Dissenting Shares shall be entitled to only such rights as may be granted to him, her or it under the DGCL. If any such Company Stockholder fails to perfect or otherwise waives, withdraws or loses such Company Stockholder’s right to appraisal under Section 262 of the DGCL or a court of competent jurisdiction shall determine such holder is not entitled to the relief provided by Section 262 of the DGCL, then the right of such holder to be paid the fair value of such Dissenting Shares under Section 262 of the DGCL shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall only represent the right to receive the Merger Consideration upon the surrender of such shares in accordance with this Article II. The Company shall give Parent reasonably prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock or Company Preferred Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands or waive any failure to timely deliver a written demand for appraisal or otherwise comply with the provisions under Section 262 of the DGCL, or agree or commit to do any of the foregoing.
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ARTICLE III
EARN OUT
Section 3.1 Issuance of Earn-Out Shares.
(a) Following the Closing, and as additional consideration for the Merger and the other Transactions, within five Business Days after the occurrence of a Triggering Event, Parent shall issue or cause to be issued to each Company Stockholder (other than holders of Dissenting Shares) and Earn-Out Service Provider (in accordance with its respective Earn-Out Pro Rata Share and, in the case of the Earn-Out Service Providers, in accordance with the terms of the applicable Earn-Out Award Agreement) the following shares of Parent Class A Stock (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Parent Class A Stock occurring on or after the Closing, the “Earn-Out Shares”), upon the terms and subject to the conditions set forth in this Agreement and the other Transaction Agreements and, in the case of the Earn-Out Service Providers, subject to the additional requirements set forth in Section 3.4 and the applicable Earn-Out Award Agreement:
(i) upon the occurrence of Triggering Event I, a one-time issuance of a number of Earn-Out Shares equal to 3.66% of the Earn-Out Total Outstanding Shares;
(ii) upon the occurrence of Triggering Event II, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and
(iii) upon the occurrence of Triggering Event III, a one-time issuance of a number of Earn-Out Shares equal to 3.67% of the Earn-Out Total Outstanding Shares; and
(iv) upon the last day of any calendar year in which an Earn-Out Forfeiture occurs, a one-time issuance of a number of Earn-Out Shares equal to the Forfeiture Pool as in effect as of such date.
(b) For the avoidance of doubt, the Company Stockholders and the Earn-Out Service Providers shall be entitled to receive Earn-Out Shares upon the occurrence of each Triggering Event (and, in the case of the Earn-Out Service Providers, subject to the additional requirements set forth in Section 3.4 and the applicable Earn-Out Award Agreement); provided, however, that each Triggering Event shall only occur once, if at all, and in no event shall the Company Stockholders and the Earn-Out Service Providers, in the aggregate, be entitled to receive more than an aggregate number of Earn-Out Shares equal to 11% of the Earn-Out Total Outstanding Shares.
Section 3.2 Acceleration Event. If, during the Earn-Out Period, there is a Change of Control that will result in the holders of Parent Class A Stock receiving a per share price equal to or in excess of the applicable Common Share Price required in connection with a given Triggering Event (an “Acceleration Event”), then immediately prior to the consummation of such Change of Control (the “Accelerated Vesting Date”): (a) any such Triggering Event that has not previously occurred shall be deemed to have occurred; and (b) Parent shall issue the applicable Earn-Out Shares (including any Earn-Out Shares accumulated in the Forfeiture Pool as of the Accelerated Vesting Date) to the Company Stockholders and Earn-Out Service Providers (in accordance with their respective Earn-Out Pro Rata Share and, in the case of Earn-Out Service Providers, if and to the extent required in accordance with the applicable Earn-Out Award Agreement), and the recipients of such issued Earn-Out Shares shall be eligible to participate with respect thereto in such Change of Control. If there is a Change in Control following the Earn-Out Period, then immediately prior to the consummation of such Change in Control, Parent shall issue the Earn-Out Shares then-accumulated in the Forfeiture Pool, if any, to the Company Stockholders and Earn-Out Service Providers (in accordance with their respective Earn-Out Pro Rata Share and, in the case of the Earn-Out Service Providers, if and to the extent required in accordance with the applicable Earn-Out Award Agreement), and the recipients of such issued Earn-Out Shares shall be eligible to participate with respect thereto in such Change of Control.
Section 3.3 Tax Treatment of Earn-Out Shares. Any issuance of Earn-Out Shares to Company Stockholders, including any issuance of Earn-Out Shares made upon the occurrence of an Acceleration Event pursuant to Section 3.2, shall be treated as an adjustment to the Total Consideration by the Parties for Tax purposes, unless otherwise required by Tax law and is intended to comply with and shall be effected in accordance with Rev. Proc. 84-42, 1984-1 C.B. 521.
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Section 3.4 Earn-Out Service Providers. The terms of the issuance of the Earn-Out Shares underlying an award of Earn-Out RSUs to the Earn-Out Service Providers shall be set forth in a written agreement between the Company and such Earn-Out Service Provider (each, an “Earn Out Award Agreement”), in a form reasonably acceptable to Parent, which may provide that the Earn-Out Shares that would otherwise become issuable to an Earn-Out Service Provider pursuant to Section 3.1(a) shall remain subject to certain additional vesting conditions as set forth therein, and which may provide for accelerated vesting in the event of a Change in Control. In the event that an Earn-Out Service Provider does not satisfy the vesting conditions set forth in his or her Earn-Out Award Agreement (an “Earn-Out Forfeiture”), such Earn-Out Service Provider shall be deemed to have forfeited his or her right to receive the applicable Earn-Out Shares for no consideration. Any such Earn-Out Shares that are so forfeited shall accumulate in a “Forfeiture Pool” and shall be issued in accordance with Section 3.1(a) or Section 3.2, as applicable. The delivery of Earn-Out Shares underlying the Earn-Out RSUs shall be subject to the payment of any applicable Tax withholdings and compliance with any applicable requirements of the securities and other laws.
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Article IV
REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY
Except as set forth in the letter dated as of the date of this Agreement delivered by the Company to Parent and Merger Sub prior to or in connection with the execution and delivery of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent and Merger Sub as of the date hereof and as of the Closing Date as follows:
Section 4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the Legal Requirements of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted, except as would not be material to the Group Companies, taken as a whole. The Company is duly licensed or qualified to do business in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the Transactions or have a Company Material Adverse Effect. Complete and correct copies of the certificate of incorporation and by-laws (or other comparable governing instruments with different names) (collectively referred to herein as “Charter Documents”) of the Company as amended and currently in effect, have been made available to Parent or its representatives.
Section 4.2 Company Subsidiaries.
(a) The Company’s direct and indirect Subsidiaries, together with their jurisdiction of incorporation or organization, as applicable, are listed on Schedule 4.2(a) of the Company Disclosure Letter (the “Company Subsidiaries”). Each Company Subsidiary has been duly formed or organized and is validly existing under the Legal Requirements of its respective jurisdiction of incorporation or organization and has the requisite power and authority to own, lease and operate its assets and properties and to conduct its business as now being conducted, except where the failure to be so formed, organized or existing, or to have such power and authority, would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole. The Company has previously provided to Parent or its representatives true and complete copies of the Charter Documents of the Company Subsidiaries, as amended and currently in effect.
(b) Except as set forth on Schedule 4.2(b) of the Company Disclosure Letter, each Company Subsidiary is duly licensed or qualified to do business and, where applicable, is in good standing as a foreign corporation (or other entity, if applicable) in each jurisdiction in which it is conducting business, or the operation, ownership or leasing of its property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the Transactions or have a Company Material Adverse Effect.
Section 4.3 Capitalization.
(a) The authorized capital stock of the Company consists of: (i) 2,500,000 shares of Class A Common Stock, of which one share is issued and outstanding as of the date of this Agreement; (ii) 15,000,000 shares of Class B Common Stock, of which 549,965 shares are issued and outstanding as of the date of this Agreement; (iii) 444,373 shares of Series A-1 Preferred Stock, par value $0.00001, of the Company (“Series A-1 Preferred Stock”), of which 447,373 shares are issued and outstanding as of the date of this Agreement; (iv) 522,267 shares of Series A-2 Preferred Stock, par value $0.00001, of the Company (“Series A-2 Preferred Stock”), of which 401,347 shares are issued and outstanding as of the date of this Agreement; (v) 338,663 shares of Series B Preferred Stock, par value $0.00001, of the Company (“Series B Preferred Stock”), of which 338,663 shares are issued and outstanding as of the date of this Agreement; and (vi) 197,824 shares of Series C Preferred Stock, par value $0.00001, of the Company (“Series C Preferred Stock” and, together with the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock, the “Company Preferred Stock”), of which 197,821 shares are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Company Common Stock and Company Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable and have not been
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issued in violation of any preemptive or similar rights. Each share of Company Common Stock and Company Preferred Stock has been issued in compliance in all material respects with: (A) Applicable Legal Requirements; and (B) the Company’s Charter Documents. Schedule 4.3(a) of the Company Disclosure Letter contains a true and correct list of all Company Common Stock and Company Preferred Stock owned by each Company Stockholder, and the respective class(es) thereof.
(b) The Company has previously provided to Parent a list, dated as of February 6, 2021, that is true and correct as of such date, setting forth the name of each holder of any Company Option granted under the Company Incentive Plan, the number of Company Options held by each holder, the class of shares underlying such Company Options and the applicable exercise price. Other than the Company Incentive Plan there are no stock appreciation, phantom stock, stock-based performance unit, profit participation, restricted stock, restricted stock unit or other equity-based compensation award or similar rights with respect to the Company. The Company has not granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the Company Common Stock or Company Preferred Stock, or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, or for the repurchase or redemption of shares of Company Common Stock or Company Preferred Stock, and there are no agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any of its capital stock. Except for this Agreement, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreements or understandings with respect to the shares of Company Common Stock or Company Preferred Stock. No Company RSUs are outstanding as of the date of this Agreement.
(c) The outstanding shares of capital stock (or other equity interests) of each of the Company Subsidiaries have been duly authorized and validly issued and (if applicable) are fully paid and nonassessable (where such concepts are applicable) and have not been issued in violation of any preemptive or similar rights. The Company or one or more of its wholly owned Subsidiaries own of record and beneficially all the issued and outstanding shares of capital stock (or other equity interests) of such Company Subsidiaries free and clear of any Liens other than (i) as may be set forth on Schedule 4.3(c); (ii) for any restrictions on sales of securities under applicable securities laws; and (iii) Permitted Liens. There are no outstanding options, warrants, rights or other securities convertible into or exercisable or exchangeable for any shares of capital stock (or other equity interests) of such Company Subsidiaries, any other commitments or agreements providing for the issuance of additional shares (or other equity interests), the sale of treasury shares, or for the repurchase or redemption of such Company Subsidiaries’ shares of capital stock (or other equity interests), or any agreements of any kind which may obligate any Company Subsidiary to issue, purchase, register for sale, redeem or otherwise acquire any of its shares of capital stock (or other equity interests). Except for the equity interests of the Company Subsidiaries set forth on Schedule 4.2(a) of the Company Disclosure Letter and as otherwise set forth on Schedule 4.3(c) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries owns, directly or indirectly, any ownership, equity, profits or voting interest in any Person or have any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral or other Contract, binding understanding, option, warranty or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.
(d) Except as provided for in this Agreement, as a result of the consummation of the Transactions, no shares of capital stock, warrants, options or other securities of the Company are issuable and no rights in connection with any shares, warrants, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).
Section 4.4 Due Authorization. The Company has all requisite corporate power and authority to: (a) execute, deliver and perform this Agreement and the other Transaction Agreements to which it is a party; and (b) carry out the Company’s obligations hereunder and thereunder and to consummate the Transactions (including the Merger), in each case, subject to the consents, approvals, authorizations and other requirements described in Section 4.5. The execution and delivery by the Company of this Agreement and the other Transaction Agreements to which it is a party and the consummation by the Company of the Transactions (including the Merger) have been, or in the case of any Transaction Agreements to be executed at or in connection with the Closing, will be duly and validly authorized by all requisite action, including approval by the board of directors of the Company and, following receipt of the Company Stockholder Approval, the Company Stockholders as required by the DGCL, and no other
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corporate proceeding on the part of the Company is necessary to authorize this Agreement. This Agreement and the other Transaction Agreements to which it is a party have been duly and validly executed and delivered by the Company and (assuming this Agreement constitutes a legal, valid and binding obligation of each of Parent and Merger Sub) constitute or will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (collectively, the “Remedies Exception”).
Section 4.5 No Conflict; Governmental Consents and Filings .
(a) Except as set forth on Schedule 4.5(a) of the Company Disclosure Letter, subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 4.5(b), the execution, delivery and performance of this Agreement (including the consummation by the Company of the Transactions) and the other Transaction Agreements to which the Company is a party by the Company do not and will not: (i) violate any provision of, or result in the breach of, any Applicable Legal Requirement to which any of the Group Companies is subject or by which any property or asset of any of the Group Companies is bound; (ii) conflict with or violate the Charter Documents of any of the Group Companies; (iii) violate any provision of or result in a breach, default or acceleration of, require a consent under, or create any right to payment under any Company Material Contract or Material Current Government Contract, or terminate or result in the termination of any Company Material Contract or Material Current Government Contract, or result in the creation of any Lien under any Company Material Contract or Material Current Government Contract upon any of the properties or assets of any of the Group Companies, or constitute an event which, after notice or lapse of time or both, would result in any such violation, breach, default, acceleration, termination or creation of a Lien; or (iv) result in a violation or revocation of any required Approvals, except to the extent that the occurrence of any of the foregoing items set forth in clauses (iii) or (iv) would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the Transactions or have a Company Material Adverse Effect.
(b) Assuming the truth and completeness of the representations and warranties of Parent contained in this Agreement, no consent, notice, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company with respect to the Company’s execution, delivery or performance of this Agreement, any of the other Transaction Agreements to which it is a party or the consummation by the Company of the Transactions (including the Merger), except for: (i) applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any similar foreign law; (ii) any consents, notices, approvals, authorizations, designations, declarations or filings, the absence of which would not reasonably be expected to have a Company Material Adverse Effect; (iii) compliance with any applicable requirements of the securities laws; (iv) as otherwise disclosed on Schedule 4.5(b); and (v) the filing of the Certificate of Merger in accordance with the DGCL.
Section 4.6 Legal Compliance; Approvals.
(a) Each of the Group Companies has during the past three years complied with, and is not currently in violation of, any Applicable Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not been and are not reasonably likely to be material to the Group Companies, taken as a whole. No written, or to the Knowledge of the Company, oral notice of non-compliance with any Applicable Legal Requirements has been received during the past three years by any of the Group Companies.
(b) Each Group Company is in possession of all franchises, grants, authorizations, licenses, permits, consents, certificates, approvals and orders from Governmental Entities (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole.
Section 4.7 Government Contracts. Schedule 4.7 of the Company Disclosure Letter sets forth a list of each Current Government Contract in existence as of the date hereof that involves aggregate payments to the Company or
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any of the Company Subsidiaries that are reasonably expected to be in excess of $250,000 (each, a “Material Current Government Contract”). Each Current Government Contract was legally awarded to the Company or a Company Subsidiary, as applicable. Each Current Government Contract: (i) is a legal, valid binding obligation of the Company or such Company Subsidiary, as applicable; and (ii) is in full force and effect and enforceable against the Company or such Company Subsidiary, as applicable, in accordance with its terms.
Section 4.8 Financial Statements.
(a) The Company has previously provided to Parent: (i) the audited balance sheets and statements of operations and comprehensive loss, changes in equity and cash flows of the Company for the twelve- month periods ended December 31, 2019 and 2018 together with the auditor’s reports thereon (the “Audited Financial Statements”); and (ii) an unaudited balance sheet and statements of operations and comprehensive loss and cash flows of the Company as of and for the 11-month period ended November 30, 2021 (the “Interim Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements present fairly, in all material respects, the financial position and results of operations of the Company as of the dates and for the periods indicated in such Financial Statements in conformity with GAAP (except in the case of the Interim Financial Statements for the absence of footnotes and other presentation items and for normal year-end adjustments).
(b) The Company has established and maintained a system of internal controls. To the Knowledge of the Company, such internal controls are sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP.
(c) There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.
Section 4.9 No Undisclosed Liabilities. There is no liability, debt or obligation (absolute, accrued, contingent or otherwise) of any of the Group Companies of a type required to be reflected or reserved for on a balance sheet prepared in accordance with GAAP, except for liabilities, debts and obligations: (a) provided for in, or otherwise reflected or reserved for on the Financial Statements or disclosed in the notes thereto; (b) that have arisen since the date of the most recent balance sheet included in the Financial Statements in the ordinary course of the operation of business of the Group Companies; (c) incurred in connection with the transactions contemplated by this Agreement; or (d) which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 4.10 Absence of Certain Changes or Events. Except as contemplated by this Agreement, since August 27, 2020 through the date of this Agreement, except as required to respond to Pandemic Measures, each of the Group Companies has conducted its business in the ordinary course consistent with past practice and there has not been: (a) any Company Material Adverse Effect; (b) any purchase, redemption or other acquisition by the Company of any of the shares of Company Common Stock, Company Preferred Stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such Company Common Stock, Company Preferred Stock or other securities, other than pursuant to the terms of a Company Option; (c) any split, combination or reclassification of any of the shares of Company Common Stock or Company Preferred Stock; (d) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP or Applicable Legal Requirements; (e) any change in the auditors of the Company; (f) any issuance of shares of Company Common Stock or Company Preferred Stock, other than in connection with the exercise of a Company Option or Company SAR; (g) any revaluation by the Company of any of its assets, including any sale of assets of the Company other than with respect to sales in the ordinary course of business; or (h) any action taken or agreed upon by any of the Group Companies that would be prohibited by Section 6.1 (other than clauses (a), (c), (d), (i) and, to the extent related to the foregoing clauses, (p) thereof) if such action were taken on or after the date hereof without the consent of Parent.
Section 4.11 Litigation. Except as set forth on Schedule 4.11 of the Company Disclosure Letter or as would not be material to the Group Companies, taken as a whole, as of the date hereof, there are: (a) no pending or, to the
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Knowledge of the Company, threatened in writing, Legal Proceedings against any of the Group Companies or any of its properties or assets, or any of the directors or officers of any of the Group Companies with regard to their actions as such; (b) to the Knowledge of the Company, other than with respect to audits, examinations or investigations in the ordinary course of business conducted by a Governmental Entity pursuant to a Current Government Contract, no pending or threatened in writing, audits, examinations or investigations by any Governmental Entity against any of the Group Companies with regard to their actions as such; (c) no pending or threatened in writing Legal Proceedings by any of the Group Companies against any third party; (d) no settlements or similar agreements that imposes any material ongoing obligations or restrictions on any of the Group Companies; and (e) no Orders imposed or, to the Knowledge of the Company, threatened to be imposed upon any of the Group Companies or any of their respective properties or assets, or any of the directors or officers of any of the Group Companies with regard to their actions as such.
Section 4.12 Company Benefit Plans.
(a) Schedule 4.12(a) of the Company Disclosure Letter sets forth a complete list of each material Company Benefit Plan, including all employment contracts or offer letters unless any such arrangement is in a form substantially similar to a form of employment contract or offer letter identified on Schedule 4.12(a) of the Company Disclosure Letter (which schedule includes a general description of groups of employees that has entered into agreements on such forms). “Company Benefit Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), and each other retirement, supplemental retirement, deferred compensation, employment, bonus, incentive compensation, stock purchase, employee stock ownership, equity-based, phantom-equity, profit-sharing, severance, termination protection, change in control, retention, employee loan, retiree medical or life insurance, educational, employee assistance, fringe benefit and all other employee benefit plan, policy, agreement, program or arrangement, whether or not subject to ERISA, whether formal or informal, oral or written, which any Group Company sponsors or maintains for the benefit of its current or former employees, individuals who provide services and are compensated as individual independent contractors or directors, or with respect to which any Group Company has any direct or indirect present or future liability (including on account of its affiliation with an ERISA Affiliate). Notwithstanding anything to the contrary herein, in the case of any representation or warranty contained in this Section 4.12 concerning an employee benefit plan that is a Company Benefit Plan on account of the Company’s affiliation with an ERISA Affiliate, such representation and warranty is made to the Knowledge of the Company.
(b) With respect to each Company Benefit Plan on Schedule 4.12(a) of the Company Disclosure Letter, the Company has made available to Parent or its representatives copies of, as applicable: (i) such Company Benefit Plan, or the applicable form listed on Schedule 4.12(a) of the Company Disclosure Letter, and any trust agreement relating to such plan; (ii) the most recent summary plan description for such Company Benefit Plan for which such summary plan description is required; (iii) the most recent annual report on Form 5500 and all attachments thereto filed with the Internal Revenue Service with respect to such Company Benefit Plan (if applicable); (iv) the most audited financial statements, and actuarial or other valuation reports; (v) the most recent determination or opinion letter, if any, issued by the Internal Revenue Service with respect to such Company Benefit Plan; and (vi) any material non-routine correspondence with any Governmental Entity regarding any Company Benefit Plan during the past three years.
(c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole:
(i) each Company Benefit Plan has been administered in accordance with its terms and all Applicable Legal Requirements, including ERISA and the Code;
(ii) all contributions required to be made with respect to any Company Benefit Plan on or before the date hereof have been made;
(iii) no non-exempt “prohibited transaction” (within the meaning of Section 406 of ERISA and Section 4975 of the Code) has occurred or is reasonably expected to occur with respect to any Company Benefit Plan;
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(iv) with respect to any Company Benefit Plan no actions, suits, claims (other than routine claims for benefits in the ordinary course), audits, inquiries, proceedings or lawsuits are pending, or, to the Knowledge of the Company, threatened against any Company Benefit Plan, the assets of any of the trusts under such plans or the plan sponsor or administrator, or against any fiduciary of any Employee Benefit Plan with respect to the operation thereof; and
(v) no event has occurred, and to the Knowledge of the Company, no condition exists that would, by reason of the Company’s affiliation with any of its ERISA Affiliates, subject any Group Company to any material tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other Legal Requirements
(d) Each Company Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code: (A) has received a favorable determination or opinion letter as to its qualification; or (B) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, and nothing has occurred and no circumstances exist that would reasonably be expected to result in the loss of the qualification of such plan under Section 401(a) of the Code.
(e) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole, (i) no Company Benefit Plan covered by Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (a “Pension Plan”) has been terminated and no proceedings have been instituted to terminate or appoint a trustee to administer any such plan; (ii) no Pension Plan has failed to satisfy the minimum funding standard within the meaning of Section 412 of the Code or Section 302 of ERISA, or obtained a waiver of any minimum funding standard or an extension of any amortization period under Section 412 of the Code or Section 302 or 304 of ERISA; (iii) no Pension Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (iv) neither the Company, any of its Subsidiaries, or any of their respective ERISA Affiliates has incurred any unsatisfied withdrawal liability to any “multiemployer plan” within the meaning of Section (3)(37) of ERISA (“Multiemployer Plan”) and the aggregate liabilities of the Company and its Subsidiaries to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each Multiemployer Plan ended prior to the date hereof, would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole and (v) to the Knowledge of the Company, no Multiemployer Plan is in endangered or critical status under Section 432 of the Code or Section 305 of ERISA. No Group Company nor any of their respective ERISA Affiliates has, within the past six years, sponsored, contributed to, been obligated to contribute to, or has any current or contingent liability in respect of a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA
(f) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole, with respect to the Company Benefit Plans or their administrators or fiduciaries: (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened; and (ii) no facts or circumstances exist that would reasonably be expected to give rise to any such actions, suits or claims.
(g) None of the Company Benefit Plans provides for, and the Group Companies have no liability in respect of, post-retiree or post-employment health, welfare or life insurance benefits or coverage for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state or other Legal Requirements and at the sole expense of such participant or the participant’s beneficiary.
(h) Except as would not reasonably be expected to result in material Liabilities to the Group Companies, taken as a whole, since January 1, 2018, (i) no Group Company has been party to any proceeding, order, dispute, or claim involving any joint employer or co-employer causes of action by any individual who was employed or engaged by a third party and providing services to any Group Company; and (ii) no Group Company has been deemed to be, or to the Knowledge of the Company alleged to be, in a joint-employment, co-employment, or similar relationship with any third party, with respect to any of the Group Company’s employees or individual independent contractors.
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(i) Neither the execution and delivery of this Agreement nor the consummation of the Transactions will, either alone or in connection with any other event(s): (i) result in any payment or benefit becoming due to any current or former employee, contractor or director of the Group Companies or under any Company Benefit Plan; (ii) increase any amount of compensation or benefits otherwise payable to any current or former employee, contractor or director of the Group Companies or under any Company Benefit Plan; (iii) result in the acceleration of the time of payment, funding or vesting of any benefits to any current or former employee, contractor or director of the Group Companies or under any Company Benefit Plan; or (iv) result in any limit on the right to merge, amend or terminate any Company Benefit Plan.
(j) Neither the execution and delivery of this Agreement nor the consummation of the Transactions shall, either alone or in connection with any other event(s), give rise to any “excess parachute payment” as defined in Section 280G(b)(1) of the Code or any excise tax owing under Section 4999 of the Code.
(k) The Company maintains no obligations to gross-up or reimburse any individual for any tax or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.
(l) Each Company Benefit Plan which is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been established, operated and maintained in compliance with Section 409A of the Code in all material respects.
Section 4.13 Labor Relations.
(a) The Company has made available to the Parent a complete list of all employees of the Group Companies as of the date of this Agreement and, as applicable, their classification as exempt or non-exempt under the Fair Labor Standards Act, employer, title and/or job description, job location (city and state) and base compensation and any bonuses paid with respect to the 2020 fiscal year. As of the date of this Agreement, all employees of the Group Companies are legally permitted to be employed by the Group Companies in the jurisdiction in which such employees are employed in their current job capacities.
(b) No Group Company is a party to or negotiating any collective bargaining agreement with respect to employees of any Group Company.
(c) Except as would not reasonably be expected to result in material Liabilities to the Group Companies, taken as a whole, since January 1, 2018, there have been no strikes, work stoppages, slowdowns, lockouts, arbitrations, or material grievances or other labor disputes (including unfair labor practice charges, grievances, or complaints) pending, or, to the Knowledge of the Company, threatened against or involving any Group Company. Since the January 1, 2018, (i) no labor union or other labor organization, or group of employees of any Group Company, has made a written demand for recognition or certification with respect to any employees of any Group Company, and there are no representation or certification proceedings presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any similar labor relations tribunal or authority, (ii) to the Knowledge of the Company, there have been no pending or threatened union organizing activities with respect to employees of any Group Company, and (iii) there has been no actual or, to the Knowledge of the Company, threatened, material unfair labor practice charges against any Group Company.
(d) As of the date hereof, there are no, and since January 1, 2018 through the date hereof, there has been no, complaints, charges or claims against the Company pending or, to Knowledge of the Company, threatened before any Governmental Entity based on, arising out of, in connection with or otherwise relating to the employment, termination of employment or failure to employ by any Group Company, of any individual, except for those complaints, charges or claims which would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole.
(e) The Group Companies are, and since January 1, 2018 through the date hereof, have been, in compliance in all material respects with all Legal Requirements relating to the employment of labor, including all such Legal Requirements relating to wages (including minimum wage and overtime), hours or work, child labor, discrimination, civil rights, withholdings and deductions, classification and payment of employees, independent contractors, and consultants, employment equity, the federal Worker Adjustment and Retraining Notification Act (“WARN”) and
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any similar state or local “mass layoff” or “plant closing” Legal Requirement, collective bargaining, occupational health and safety, workers’ compensation, and immigration, except for instances of noncompliance which would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole. There has been no “mass layoff” or “plant closing” (as defined by WARN) with respect to the Group Companies within the six months prior to the date of this Agreement and no such events are reasonably expected to occur prior to Closing.
(f) Except as would not reasonably be expected to result in material Liabilities to the Group Companies, taken as a whole, since January 1, 2018, (i) each of the Group Companies has withheld all amounts required by Law or by agreement to be withheld from the wages, salaries and other payments that have become due and payable to employees; (ii) no Group Company has been liable for any arrears of wages, compensation or related Taxes, penalties, or other sums with respect to its employees; (iii) each of the Group Companies has paid in full to all employees and individual independent contractors all wages, salaries, commissions, bonuses and other compensation due and payable to or on behalf of such employees and such individual independent contractors; and (iv) to the Knowledge of the Company, each individual who since January 1, 2018 has provided or is providing services to any Group Company, and has been classified as (y) an independent contractor, consultant, leased employee, or other non-employee service provider, or (z) an exempt employee, has been properly classified as such under all Applicable Legal Requirements relating to wage and hour and Tax.
(g) During the three years ending on the date hereof, there have been no material employment discrimination or employment harassment allegations raised, brought, threatened, or settled relating to any appointed officer or director of any Group Company involving or relating to his or her services provided to the Group Companies. The policies and practices of the Group Companies comply in all material respects with all federal, state, and local Laws concerning employment discrimination and employment harassment, except as would not, individually or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole.
(h) Except as would not reasonably be expected to result in material Liabilities to the Group Companies, taken as a whole, since January 1, 2018, (i) no Group Company has been party to any proceeding, order, dispute, or claim involving any joint employer or co-employer causes of action by any individual who was employed or engaged by a third party and providing services to any Group Company; and (ii) no Group Company has been deemed to be, or to the Knowledge of the Company alleged to be, in a joint-employment, co-employment, or similar relationship with any third party, with respect to any of the Group Company’s employees or individual independent contractors.
(i) The execution and delivery of this Agreement and the other Transaction Agreements and the performance of this Agreement and the Transactions do not require the Company to seek or obtain any consent, engage in consultation with, or issue any notice to any unions or labor organizations.
Section 4.14 Real Property; Tangible Property.
(a) Schedule 4.14(a) of the Company Disclosure Letter lists, as of the date of this Agreement, all real property owned by the Group Companies (the “Owned Real Property”). The Company or one of the Company Subsidiaries has good and marketable fee simple title to all Owned Real Property, subject only to any Permitted Liens.
(b) Schedule 4.14(b) of the Company Disclosure Letter lists, as of the date of this Agreement, all material real property leased by the Group Companies (the “Leased Real Property”). The Company or one of the Company Subsidiaries has a valid, binding and enforceable leasehold estate in, and enjoys peaceful and undisturbed possession of, all Leased Real Property and each of the leases, lease guarantees, agreements and documents related to any Leased Real Property, including all amendments, terminations and modifications thereof (collectively, the “Company Real Property Leases”), is in full force and effect. The Company has made available to Parent true, correct and complete copies of all material Company Real Property Leases. None of the Group Companies is in breach of or default under any Company Real Property Lease, and, to the Knowledge of the Company, no event has occurred and no circumstance exists which, if not remedied, and whether with or without notice or the passage of time or both, would result in such a breach or default, except for such breaches or defaults as would not individually
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or in the aggregate, reasonably be expected to be material to the Group Companies, taken as a whole. None of the Group Companies has received written notice from, or given any written notice to, any lessor of such Leased Real Property of, nor is there any default, event or circumstance that, with notice or lapse of time, or both, would constitute a default by the party that is the lessee or lessor of such Leased Real Property. No party to any Company Real Property Lease has exercised any termination rights with respect thereto.
(c) The Company or one of the Company Subsidiaries owns and has good and marketable title to, or a valid leasehold interest in or right to use, all of its material tangible assets or personal property, free and clear of all Liens other than: (i) Permitted Liens; and (ii) the rights of lessors under any leases. The material tangible assets or personal property (together with the Intellectual Property rights and contractual rights) of the Group Companies, or to which is has access pursuant to a formal written arrangement with ISMMS: (A) constitute all of the assets, rights and properties that are necessary for the operation of the businesses of the Group Companies as they are now conducted, and taken together, are adequate and sufficient for the operation of the businesses of the Group Companies as currently conducted; and (B) have been maintained in all material respects in accordance with generally applicable accepted industry practice, are in good working order and condition, except for ordinary wear and tear and as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Group Companies, taken as a whole.
Section 4.15 Taxes.
(a) All material Tax Returns required to be filed by (or with respect to) the Group Companies have been timely filed (after giving effect to any valid extensions), and all such Tax Returns are true, correct and complete in all material respects.
(b) The Group Companies have paid all material amounts of their Taxes which are due and payable. All material Taxes incurred but not yet due and payable (i) for periods covered by the Financial Statements have been accrued and adequately disclosed on the Financial Statements of the Group Companies in accordance with GAAP, and (ii) for periods not covered by the Financial Statements have been accrued on the books and records of the Group Companies.
(c) The Group Companies have complied in all material respects with all Applicable Legal Requirements relating to the withholding and remittance of all material amounts of Taxes and all material amounts of Taxes required by Applicable Legal Requirements to be withheld by the Group Companies have been withheld and paid over to the appropriate Governmental Entity.
(d) No deficiency for any material amount of Taxes has been asserted or assessed by any Governmental Entity in writing against any Group Company (nor to the Knowledge of the Company is there any), which deficiency has not been paid, resolved, or being contested in good faith in appropriate Legal Proceedings and for which sufficient reserves have been established on the Financial Statements in accordance with GAAP. No material audit or other proceeding by any Governmental Entity is currently pending or threatened in writing against any Group Company with respect to any Taxes due from such entities (and, to the Knowledge of the Company, no such audit is pending or contemplated).
(e) There are no liens for material amounts of Taxes (other than Permitted Liens) upon any of the assets of the Group Companies.
(f) There are no Tax indemnification agreements or Tax sharing agreements under which any Group Company could be liable after the Closing Date for the Tax liability of any Person other than one or more of the Group Companies, except for customary agreements or arrangements with customers, vendors, lessors, lenders and the like or other similar agreements, in each case, that do not relate primarily to Taxes.
(g) None of the Group Companies has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code in the past two years.
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(h) None of the Group Companies has entered into a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).
(i) No Group Company: (i) has any liability for the Taxes of another Person (other than another Group Company) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Tax Legal Requirement) or as a transferee or a successor; or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state or local income Tax purposes, other than a group the common parent of which was and is the Company (or another Group Company).
(j) No Group Company has consented to waive or extend the time in which any material Tax may be assessed or collected by any Governmental Entity (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business), which extension is still in effect, and no written request for any such waiver or extension is currently pending.
(k) No Group Company has a permanent establishment in any country other than the country of its organization or has been subject to income Tax in a jurisdiction outside the country of its organization, in each case, where it is required to file a material income Tax Return and does not file such Tax Return.
(l) No Group Company will be required to include any material item of income in, or exclude any material item or deduction from, taxable income for any taxable period beginning after the Closing Date or, in the case of any taxable period beginning on or before and ending after the Closing Date, the portion of such period beginning after the Closing Date, as a result of: (i) an installment sale or open transaction disposition that occurred on or prior to the Closing; (ii) any change in method of accounting on or prior to the Closing, including by reason of the application of Section 481 of the Code (or any analogous provision of state, local or foreign Tax Legal Requirements); (iii) other than in the ordinary course of business a prepaid amount received or deferred revenue recognized on or prior to the Closing; (iv) any intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 (or any corresponding or similar provision of state or local Tax Legal Requirements) that occurred or existed prior to the Closing; (v) any closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local or foreign Tax Legal Requirements entered into prior to the Closing; or (vi) an inclusion under Section 965 of the Code.
(m) The Company is not, and has not been at any time during the five (5) year period ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.
(n) No claim has been made in writing (nor to the Knowledge of the Company is any such claim pending or contemplated) by any Governmental Entity in a jurisdiction in which any Group Company does not file Tax Returns that is or may be subject to taxation by, or required to file Tax Returns in, that jurisdiction.
Section 4.16 Environmental Matters. Each of the Group Companies is, and for the past three years, in compliance with all Environmental Laws, except for any such instance of non-compliance that would not reasonably be expected to be material to the Group Companies taken as a whole. The Group Companies have obtained, hold, are, and for the past three years have been, in material compliance with all permits required under applicable Environmental Laws to permit the Group Companies to operate their assets in a manner in which they are now operated and maintained and to conduct the business of the Group Companies as currently conducted, except where the absence of, or failure to be in material compliance with, any such permit would not reasonably be expected to be material to the Group Companies, taken as a whole. Except as set forth on Schedule 4.16 of the Company Disclosure Letter, there are no written claims or notices of violation pending or, to the Knowledge of the Company, threatened in writing against any of the Group Companies alleging violations of or liability under any Environmental Law, except for any such claim or notice that would not reasonably be expected to be material to the Group Companies. Neither the Group Companies nor, to the Knowledge of the Company, any other Person has disposed of or released any Hazardous Material at, on or under the any facility currently or formerly owned or operated by any of the Group Companies or any third- party site, in each case in a manner that would be reasonably likely to give rise to a material liability of the Group Companies for investigation costs, cleanup costs, response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees under any Environmental Laws. None of the Group Companies has agreed to indemnify any Person or assumed by Contract the liability of any third party
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arising under Environmental Law. The Group Companies have made available to Parent copies of all material written environmental reports, audits, assessments, liability analyses, memoranda and studies in the possession of, or conducted by, the Group Companies with respect to compliance or liabilities under Environmental Law.
Section 4.17 Brokers; Third Party Expenses. No broker, finder, investment banker or other Person is entitled to, nor will be entitled to, either directly or indirectly, any brokerage fee, finders’ fee or other similar commission, for which Parent or any of the Group Companies would be liable in connection with the transactions contemplated by this Agreement or the Transactions based upon arrangements made by any of the Group Companies or any of their Affiliates.
Section 4.18 Intellectual Property.
(a) Schedule 4.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement of each registered Patent and Patent application, registered Trademark and application for Trademark registration, registered Copyright, internet domain name, and material unregistered Trademark which any of the Group Companies has (or purports to have) an ownership interest or an exclusive license or similar exclusive right in any field or territory, whether in the United States or internationally (in each case setting forth the applicable jurisdiction, title, application and registration or serial number and date, and record owner).
(b) The Company or one of the Company Subsidiaries owns, or has the right to use pursuant to a valid license, sublicense, or other written agreement all material Intellectual Property used in or necessary for the conduct and operation of the business of the Group Companies, as presently conducted. The Company or one of its Subsidiaries is the sole and exclusive owner of all right, title and interest in and to all Owned Intellectual Property free and clear of all Liens (other than Permitted Liens).
(c) The Group Companies and the conduct and operation of the business of the Group Companies as presently conducted (including the creation, licensing, marketing, importation, offering for sale, sale, or use of the products and services of the business of the Group Companies) have not infringed, misappropriated or otherwise violated, and are not infringing, misappropriating or otherwise violating any Intellectual Property of any Person. None of the Group Companies has received from any Person in the past three years ending on the date hereof any written notice, charge, complaint, claim or other assertion (i) of any infringement, misappropriation or other violation of any Intellectual Property of any Person or (ii) contesting the use, ownership, validity or enforceability of any of the Owned Intellectual Property. To the Knowledge of the Company, no other Person has infringed, misappropriated or violated, or is infringing, misappropriating or violating, any Intellectual Property of any of the Group Companies, and no such claims have been made in writing against any Person by any of the Group Companies in the past three years. None of the material Owned Intellectual Property is subject to any pending or outstanding Order, settlement, consent order or other disposition of dispute that adversely restricts the use, transfer or registration of, or adversely affects the validity or enforceability of, any material Owned Intellectual Property.
(d) To the Knowledge of the Company, no past or present director, officer or employee of any of the Group Companies owns (or has any ownership interest, in or to) any material Owned Intellectual Property. Each of the present employees, consultants and independent contractors of the Group Companies who are engaged in creating or developing for or on behalf of such Group Company any material Owned Intellectual Property in the course of such Person’s employment or engagement has executed and delivered a written agreement, pursuant to which such Person has: (i) agreed to hold all confidential information of such Group Company in confidence both during and after such Person’s employment or retention, as applicable; and (ii) presently assigned to such Group Company all of such Person’s rights, title and interest in and to all Owned Intellectual Property created or developed for such Group Company in the course of such Person’s employment or retention thereby. To the Knowledge of the Company, there is no material uncured breach by any such Person with respect to material Owned Intellectual Property under any such agreement.
(e) Each of the Group Companies, as applicable, has taken commercially reasonable steps to maintain the secrecy, confidentiality and value of all material Trade Secrets constituting Owned Intellectual Property and all material Trade Secrets of any Person to whom any Group Company has a contractual confidentiality obligation with respect to such Trade Secrets. No Trade Secret that is material to the business of the Group Companies has been
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authorized to be disclosed, or, to the Knowledge of the Company, has been disclosed to any other Person, other than (i) as subject to a written agreement restricting the disclosure and use of such Trade Secret or (ii) as requested by a Governmental Entity in connection with an audit conducted by a Governmental Entity in the ordinary course of business. No source code constituting material Owned Intellectual Property has been delivered, licensed or made available by any Group Company to, or accessed by, any escrow agent or other Person, other than employees or contractors of such Group Company subject to written agreements restricting the disclosure and use of such source code.
(f) No open source software is or has been included, incorporated or embedded in, linked to, combined, made available or distributed with, or used in the development, maintenance, operation, delivery or provision of any computer software constituting services or products currently offered by the Group Companies, in each case, in a manner that requires or obligates any Group Company to: (i) disclose, contribute, distribute, license or otherwise make available to any Person (including the open source community) any source code constituting material Owned Intellectual Property; (ii) license any computer software constituting material Owned Intellectual Property for making modifications or derivative works; (iii) disclose, contribute, distribute, license or otherwise make available to any Person any computer software constituting material Owned Intellectual Property for no or nominal charge; or (iv) grant a license to, or refrain from asserting or enforcing any of, its Patents. Each Group Company is in material compliance with the terms and conditions of all relevant licenses for material open source software used in the services and products currently offered by the Group Companies.
(g) No Governmental Entity has any: (i) ownership interest or exclusive license in or to any material Owned Intellectual Property; (ii) “unlimited rights” (as defined in 48 C.F.R. § 52.227-14 and in 48 C.F.R. § 252.227-7013(a)) in or to any of the software constituting material Owned Intellectual Property; or (iii) “march in rights” (pursuant to 35 U.S.C. § 203) in or to any Patents constituting material Owned Intellectual Property. To the Knowledge of the Company, no funding, facilities or personnel of any Governmental Entity were used, directly or indirectly, to develop or create, in whole or in part, any material Owned Intellectual Property.
(h) The Company or one of the Company Subsidiaries owns or has a valid right to access and use pursuant to a written agreement all Company IT Systems. The Company IT Systems: (i) are adequate in all material respects for the operation and conduct of the business of the Group Companies as currently conducted; and (ii) to the Knowledge of the Company, do not contain any viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that (A) materially disrupt or adversely affect the functionality of the Company IT Systems, except as disclosed in their documentation or (B) enable or assist any Person to access without authorization any Company IT Systems. During the past three years, there has been no unauthorized access to or breach or violation of any Company IT Systems, except for any of the foregoing that were resolved without material cost or liability or the duty to notify any Person as required under Privacy Laws. In the last two years, there have been no material failures, material breakdowns, material data loss, material outages, material unscheduled downtime or other material adverse events affecting any such Company IT Systems that have caused or could reasonably be expected to result in the material disruption of or material interruption in or to the use of such Company IT Systems or the conduct and operation of the business of the Group Companies.
(i) Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in combination with any other event) will result in the: (i) loss or impairment of, or any Lien (other than a Permitted Lien) on, any material Owned Intellectual Property or material Licensed Intellectual Property; (ii) release, disclosure or delivery of any source code constituting material Owned Intellectual Property to any Person; (iii) grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any material Owned Intellectual Property; or (iv) payment of any additional consideration to, or the reduction of any payments from, any Person with respect to any material Owned Intellectual Property or material Licensed Intellectual Property.
(j) Other than as set forth in Section 4.20 and Section 4.25, this Section 4.18 contains the sole and exclusive representations and warranties of the Group Companies with respect to Intellectual Property and other proprietary rights matters.
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Section 4.19 Privacy & Cybersecurity; HIPAA Compliance.
(a) The Group Companies have at all times during the past three years materially complied with: (i) all applicable Privacy Laws; (ii) all of the Group Companies’ written policies and notices regarding Personal Information (“Group Companies’ Privacy Notices”); (iii) all of the Group Companies’ material contractual obligations regarding the storing, processing or handling of Personal Information; and (iv) all self-regulatory guidelines (including of any applicable foreign jurisdiction) that the Company has accepted in writing relating to data privacy, data protection and data security, including with respect to the collection, processing, receipt, security, storage, transmission, transfer (including cross-border transfers), disclosure, destruction and use of Personal Information. None of the Group Companies has received in the five years prior to the date of this Agreement any written notice of any material claims (including written notice from third parties acting on its or their behalf), investigations, inquiries, actions or been charged with, the material violation of, any Privacy Laws. To the Knowledge of the Company, none of the Group Companies’ Privacy Notices have contained any material omissions or been misleading or deceptive.
(b) Each of the Group Companies during the past three years has implemented and maintained in all material respects commercially reasonable security regarding the confidentiality, integrity and availability of Company IT Systems and the data thereon, including measures to protect Personal Information and other confidential, proprietary business data in its possession or under its control against loss, theft, misuse or unauthorized access, use, modification or disclosure.
(c) During the past three years, there have been no material breaches, security incidents, misuse of or unauthorized access to or disclosure of any Personal Information and other confidential proprietary business data in the possession or control of any of the Group Companies or collected, used or processed by or on behalf of the Group Companies. None of the Group Companies have provided or been legally or contractually required to provide any notices to any Person in connection with an unauthorized disclosure of Personal Information in the last three years. During the past three years, the Group Companies have implemented reasonable disaster recovery and business continuity plans, and taken actions materially consistent with such plans, to the extent required, to safeguard the data and Personal Information in its possession or control. The Company has conducted commercially reasonable data security testing or audits at reasonable and appropriate intervals and has resolved or remediated any material data security issues or vulnerabilities identified. Neither the Group Companies nor any third party acting at the direction or authorization of such Group Companies has paid: (i) any perpetrator of any data breach incident or cyber-attack; or (ii) any third party with actual or alleged information about a data breach incident or cyber-attack, pursuant to a request for payment from or on behalf of such perpetrator or other third party.
(d) The Group Companies have developed and have implemented policies and procedures, systems, and training programs, as appropriate, designed to ensure material compliance with HIPAA’s privacy, security, breach notification, and standard transactions regulations.
Section 4.20 Agreements, Contracts and Commitments.
(a) Schedule 4.20 of the Company Disclosure Letter sets forth a true, correct and complete list of each Company Material Contract (as defined below) that is in effect as of the date of this Agreement. For purposes of this Agreement, “Company Material Contract” of the Group Companies shall mean (x) each Company IP Contract, (y) each Company Real Property Lease and (z) each of the following Contracts to which any of the Group Companies is a party:
(i) Each Contract continuing over a period of more than 12 months from the date thereof, not terminable by the Company upon 60 days’ or less notice without liability or penalty (other than (A) agreements for the provision of Company’s products or services and (B) purchase orders with suppliers or customers, in each case (A) and (B), entered into in the ordinary course of business) that the Company reasonably anticipates will involve annual payments or consideration furnished by or to any of the Group Companies of more than $250,000;
(ii) Each note, debenture, other evidence of indebtedness, guarantee, loan, credit or financing agreement or instrument or other contract for money borrowed by any of the Group Companies from a third
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party, in each case, having an outstanding principal amount in excess of $250,000, but excluding guarantees of performance under Government Contracts entered into in the ordinary course of business;
(iii) Each Contract for the acquisition of any Person or any business division thereof or the disposition of any material assets of any of the Group Companies (other than in the ordinary course of business), in each case, whether by merger, purchase or sale of stock or assets or otherwise (other than Contracts for the purchase or sale of inventory or supplies entered into in the ordinary course of business) occurring in the last five years;
(iv) Each obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;
(v) Each collective bargaining agreement with any labor union;
(vi) Each employment or consulting (with respect to an individual, independent contractor) Contract providing for annual base salary or consulting fee payments in excess of $200,000, excluding any such employment, consulting, or management Contract that either: (A) is terminable by the Company or the applicable Company Subsidiary at will; or (B) provides for severance, notice and/or garden leave obligations of 90 days or less or such longer period as is required by Applicable Legal Requirements;
(vii) Each lease, rental agreement, installment and conditional sale agreement, or other Contract that, in each case, (A) provides for the ownership of, leasing of, title to, use of, or any leasehold or other interest in any personal property; and (B) involves annual payments in excess of $250,000;
(viii) Each joint venture Contract, partnership agreement or limited liability company agreement with a third party (in each case, other than with respect to wholly owned Company Subsidiaries);
(ix) Each Contract other than teaming agreements entered into in connection with the pursuit of a specific Government Contract or subcontract thereto or customary non-disclosure agreements that purports to limit or contains covenants expressly limiting in any material respect the freedom of any of the Group Companies to: (A) compete with any Person in a product line or line of business, (B) otherwise develop, market, sell, distribute or otherwise exploit any service or products; or (C) operate in any geographic area;
(x) Each Contract (other than those made in the ordinary course of business): (A) providing for the grant of any preferential rights to purchase or lease any material asset (other than any services or products) of the Group Companies; or (B) providing for any right (exclusive or non-exclusive) to sell or distribute any material product or service of any of the Group Companies;
(xi) Each Contract pursuant to which any of the Group Companies licenses material Intellectual Property from a third party, other than click-wrap, shrink-wrap and off-the-shelf software licenses, and any other software licenses that are available on standard terms to the public generally with license, maintenance, support and other fees less than $50,000 per year; and
(xii) Each obligation to register any Company Common Stock, Company Preferred Stock or other securities of the Company with any Governmental Entity.
(b) All Company Material Contracts are: (i) in full force and effect, subject to the Remedies Exception; and (ii) represent the valid and binding obligations of the Company or one of the Company Subsidiaries party thereto and, to the Knowledge of the Company, represent the valid and binding obligations of the other parties thereto. True, correct and complete copies of all Company Material Contracts have been made available to Parent. None of the Group Companies nor, to the Knowledge of the Company, any other party thereto, is in breach of or default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any of the Company Material Contracts, and no party to any Company Material Contract has given any written or, to the Knowledge of the Company, oral, claim or notice of any such breach, default or event, which individually or in the aggregate, would be reasonably likely to have a Company Material Adverse Effect.
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Section 4.21 Insurance. Schedule 4.21 of the Company Disclosure Letter contains a list of all material policies of property, fire and casualty, product liability, workers’ compensation, and other forms of insurance held by, or for the benefit of, the Group Companies as of the date of this Agreement (collectively, the “Insurance Policies”), which policies are in full force and effect as of the date of this Agreement. True and complete copies of the Insurance Policies (or, to the extent such policies are not available, policy binders) have been made available to Parent or its representatives. As of the date of this Agreement, none of the Group Companies has received any written notice from any insurer under any of the Insurance Policies, canceling, terminating or materially adversely amending any such policy or denying renewal of coverage thereunder and all premiums on such insurance policies due and payable as of the date of this Agreement have been paid. As of the date of this Agreement, there is no pending material claim by any Group Company against any insurance carrier for which coverage has been denied or disputed by the applicable insurance carrier (other than a customary reservation of rights notice).
Section 4.22 Affiliate Matters. Except: (a) the Company Benefit Plans; (b) Contracts relating to labor and employment matters set forth on Schedule 4.13 of the Company Disclosure Letter; and (c) Contracts between or among the Group Companies, none of the Group Companies is party to any Contract with any: (i) present or former officer, director, employee or Company Stockholder or a member of his or her immediate family of any of the Group Companies; or (ii) Affiliate of the Company (other than commercial contracts on arms-length terms). To the Knowledge of the Company, no present or former officer, director, employee, Company Stockholder or holder of derivative securities of the Company (each, an “Insider”) or any member of an Insider’s immediate family is, directly or indirectly, interested in any Contract with any of the Group Companies (other than such Contracts as relate to any such Person’s ownership of Company Common Stock, Company Preferred Stock or other securities of the Company or such Person’s employment or consulting arrangements with the Group Companies or commercial contracts on arms-length terms).
Section 4.23 Certain Provided Information. The information relating to the Group Companies supplied by the Company for inclusion in the Proxy Statement will not, as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Parent Class A Stock or at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement or any Parent SEC Reports or Additional Parent SEC Reports.
Section 4.24 Absence of Certain Business Practices.
(a) For the past three years: (i) the Group Companies and their respective directors and officers (in their capacities as such) and, to the Knowledge of the Company, their respective employees or agents (in their capacities as such) have been in material compliance with all applicable Specified Business Conduct Laws; and (ii) none of the Group Companies has: (A) received written notice, inquiry or internal or external allegation of or made a voluntary, mandatory or directed disclosure to any Governmental Entity relating to any actual or potential violation of any Specified Business Conduct Law; or (B) been a party to or the subject of any pending or, to the Knowledge of the Company, threatened in writing Legal Proceeding or, to the Knowledge of the Company, investigation by or before any Governmental Entity related to any actual or potential violation of any Specified Business Conduct Law.
(b) None of the Group Companies, nor any of their respective directors or officers, nor to the Knowledge of the Company, any of their respective employees or agents is the subject or target of any sanctions or the target of restrictive export controls administered by the U.S. government, the United Nations Security Council, Her Majesty’s Treasury of the United Kingdom, or the European Union.
(c) None of the Group Companies, their respective directors or officers, or, to the Knowledge of the Company, their respective employees or agents is a person who is, or is owned or controlled by a person who is, the subject or target of any economic or financial sanctions or is located, organized or resident in a country or territory that is the subject of sanctions administered or enforced by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, including
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currently, Crimea, Cuba, Iran, North Korea, and Syria). None of the Group Companies’ products are identified or described on the Commerce Control List of the EAR or otherwise controlled for export.
(d) None of the Group Companies, their respective directors or officers (in their capacities as such), or, to the Knowledge of the Company, their respective employees or agents (in their capacities as such) is subject to any pending Legal Proceeding by any Governmental Entity, and, to the Knowledge of the Company, no such Legal Proceeding is threatened in writing, alleging that any of the Group Companies or such Person has offered, made or received on behalf of any of the Group Companies any illegal payment of any kind, directly or indirectly, including payments, gifts or gratuities, to any Person, including any United States federal, state, local or foreign government officeholder, official, employee or agent or any candidate therefor.
Section 4.25 Government Grants and Incentives. Schedule 4.25 of the Company Disclosure Letter provides a complete list of all pending and outstanding grants, incentives, benefits, qualifications and subsidies from any Governmental Entity granted to the Company or any of its Subsidiaries (collectively, “Government Grants”). The Group Companies do not have any obligation whatsoever with respect to royalties or other payments relating to, arising out of or in connection with the Government Grants identified or required to be identified in Schedule 4.25 of the Company Disclosure Letter. The Group Companies are in material compliance with all of the terms, conditions and requirements of their respective Government Grants and have duly fulfilled all the undertakings relating thereto. None of the Group Companies or their agents, contractors, vendors, or licensors has developed any material Owned Intellectual Property through the application of any financing made available by any Government Grants, and no material Owned Intellectual Property is subject to any assignment, grant-back, license or other right of any Governmental Entity as a result of any Government Grants.
Section 4.26 OIG. None of the employees of the Group Companies are included on the List of Excluded Individuals/Entities maintained by the Office of Inspector General of the United States Department of Health and Human Services.
Section 4.27 Suppliers and Customers.
(a) Schedule 4.27(a) lists the 20 largest customers (by revenue) of the Group Companies, during the 12-month period ending on December 31, 2020 (each, a “Top Customer”). Since the commencement of such 12-month period until the date of this Agreement, (i) no Top Customer has terminated, or otherwise materially and adversely modified, its relationship with the Group Companies, and (ii) none of the Group Companies has received written notice from any Top Customer notifying any of the Group Companies that such Top Customer intends to terminate, or otherwise materially and adversely modify its relationship with the Group Companies.
(b) Schedule 4.27(b) lists the 20 largest suppliers (by amounts paid/payable to such suppliers) of the Group Companies, during the 12-month period ending on December 31, 2020 (each, a “Top Supplier”). Since the commencement of such 12-month period until the date of this Agreement, (i) no such Top Supplier has terminated, or otherwise materially and adversely modified, its relationship with the Group Companies and (ii) none of the Group Companies has received written notice from any such Top Supplier notifying any of the Group Companies that such Top Supplier intends to terminate, or otherwise materially and adversely modify, its relationship with the Group Companies.
Section 4.28 Disclaimer of Other Warranties. THE COMPANY HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN Article V, NONE OF PARENT, MERGER SUB, OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO THE COMPANY, ANY OF ITS AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO PARENT, MERGER SUB, OR ANY OF THEIR RESPECTIVE BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY: (a) NONE OF PARENT, MERGER SUB, OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO THE
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COMPANY, COMPANY STOCKHOLDERS, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY PARENT AND MERGER SUB TO THE COMPANY IN Article V; AND (b) NONE OF PARENT, MERGER SUB, OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE TO THE COMPANY, COMPANY STOCKHOLDERS, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO: (i) THE INFORMATION DISTRIBUTED OR MADE AVAILABLE TO THEM BY OR ON BEHALF OF PARENT OR MERGER SUB IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS; (ii) ANY MANAGEMENT PRESENTATION, CONFIDENTIAL INFORMATION MEMORANDUM OR SIMILAR DOCUMENT; OR (iii) ANY FINANCIAL PROJECTION, FORECAST, ESTIMATE, BUDGET OR SIMILAR ITEM RELATING TO PARENT, MERGER SUB, OR ANY OF THEIR BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING. THE COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN Article V OF THIS AGREEMENT. THE COMPANY ACKNOWLEDGES THAT IT HAS CONDUCTED, TO ITS SATISFACTION, AN INDEPENDENT INVESTIGATION AND VERIFICATION OF PARENT, MERGER SUB, AND THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING AND, IN MAKING ITS DETERMINATION THE COMPANY HAS RELIED ON THE RESULTS OF ITS OWN INDEPENDENT INVESTIGATION AND VERIFICATION, IN ADDITION TO THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY EXPRESSLY AND SPECIFICALLY SET FORTH IN Article V OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS Section 4.28, CLAIMS AGAINST PARENT, MERGER SUB, OR ANY OTHER PERSON SHALL NOT BE LIMITED IN ANY RESPECT IN THE EVENT OF INTENTIONAL FRAUD IN THE MAKING OF THE REPRESENTATIONS AND WARRANTIES IN Article V BY SUCH PERSON.
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Article V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except: (a) as set forth in the letter dated as of the date of this Agreement and delivered by Parent and Merger Sub to the Company on or prior to the date of this Agreement (the “Parent Disclosure Letter”); and (b) as disclosed in the Parent SEC Reports filed with the SEC prior to the date of this Agreement (to the extent the qualifying nature of such disclosure is readily apparent from the content of such Parent SEC Reports) excluding disclosures referred to in “Forward-Looking Statements”, “Risk Factors” and any other disclosures therein to the extent they are of a predictive or cautionary nature or related to forward-looking statements, Parent and Merger Sub represent and warrant to the Company as of the date hereof and as of the Closing Date as follows:
Section 5.1 Organization and Qualification.
(a) Each of Parent and Merger Sub is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and as of immediately prior to the Closing, will be a company duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) Each of Parent and Merger Sub has the requisite corporate or limited liability power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted, except as would not be material to Parent and Merger Sub, taken as a whole.
(c) None of Parent or Merger Sub are in violation of any of the provisions of their respective Charter Documents.
(d) Each of Parent and Merger Sub is duly qualified or licensed to do business as a foreign corporation and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary. Each jurisdiction in which Parent and Merger Sub are so qualified or licensed is listed on Schedule 5.1(d) of the Parent Disclosure Letter.
Section 5.2 Parent Subsidiaries. Parent has no direct or indirect Subsidiaries or participations in joint ventures or other entities, and does not own, directly or indirectly, any equity interests or other interests or investments (whether equity or debt) in any Person, whether incorporated or unincorporated, other than Merger Sub. Merger Sub has no assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever, except for such obligations as are imposed under this Agreement. Merger Sub is an entity that has been formed solely for the purpose of engaging in the Transactions.
Section 5.3 Capitalization.
(a) As of the date of this Agreement: (i) 380,000,000 Class A common shares of Parent, par value $0.0001 per share (“Parent Class A Stock”), are authorized and 44,275,000 shares of Parent Class A Stock are issued and outstanding; (ii) 20,000,000 Class B common shares of Parent, par value $0.0001 per share (“Parent Class B Stock” and, together with the Parent Class A Stock, the “Parent Shares”), are authorized and 11,068,750 shares of Parent Class B Stock are issued and outstanding; (iii) upon the closing of the transactions contemplated by the Equity Financing Agreements, Parent has committed to issue 35,000,000 shares of Parent Class A Stock to the Equity Financing Investors; (iv) 7,236,667 warrants to purchase one share of Parent Class A Stock (the “Private Placement Warrants”) are outstanding; and (v) 14,758,333 warrants to purchase one share of Parent Class A Stock (the “Public Warrants”, collectively with the Private Placement Warrants, the “Parent Warrants”) are outstanding. All outstanding Parent Class A Stock, Parent Class B Stock, Private Placement Warrants and Public Warrants have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights.
(b) The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.0001 per share (the “Merger Sub Common Stock”). As of the date hereof, 100 shares of Merger Sub Common Stock are issued and outstanding. All outstanding shares of Merger Sub Common Stock have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by Parent.
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(c) Except for the Parent Warrants and the Equity Financing Agreements, there are no outstanding options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments or Contracts of any kind to which Parent or Merger Sub is a party or by which any of them is bound obligating Parent or Merger Sub to issue, deliver or sell, or cause to be issued, delivered or sold, additional Parent Shares, Merger Sub Common Stock or any other shares of capital stock or membership interests other interest or participation in, or any security convertible or exercisable for or exchangeable into Parent Shares, Merger Sub Common Stock or any other shares of capital stock or membership interests or other interest or participation in Parent or Merger Sub.
(d) Each Parent Share, share of Merger Sub Common Stock and Parent Warrant: (i) has been issued in compliance in all material respects with: (A) Applicable Legal Requirements; and (B) the Charter Documents of Parent or Merger Sub, as applicable; and (ii) was not issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any Applicable Legal Requirements, the Charter Documents of Parent or Merger Sub, as applicable or any Contract to which any of Parent or Merger Sub is a party or otherwise bound by.
(e) All outstanding shares of capital stock of the Subsidiaries of Parent are owned by Parent, or a direct or indirect wholly-owned Subsidiary of Parent, free and clear of all Liens (other than Permitted Liens).
(f) Subject to approval of the Parent Stockholder Matters, the shares of Parent Class A Stock to be issued by Parent in connection with the Transactions, upon issuance in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and nonassessable, and will not be subject to any preemptive rights of any other stockholder of Parent and will be capable of effectively vesting in the Company Stockholders title to all such securities, free and clear of all Liens (other than Liens arising pursuant to applicable securities Legal Requirements).
(g) Each holder of any of Parent Shares initially issued to the Sponsor in connection with Parent’s initial public offering: (i) is obligated to vote all of such Parent Shares in favor of approving the Transactions; and (ii) is not entitled to elect to redeem any of such Parent pursuant to the Parent Organizational Documents.
(h) Except as set forth in the Parent Organizational Documents and in connection with the Transactions, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreements or understandings to which Parent is a party or by which Parent is bound with respect to any ownership interests of Parent.
(i) The holders of the Parent Class B Stock have waived any adjustment to the Initial Conversion Ratio (as defined in the Parent Charter).
Section 5.4 Authority Relative to this Agreement.
(a) Each of Parent and Merger Sub has the requisite power and authority to: (a) execute, deliver and perform this Agreement and the other Transaction Agreements to which it is a party, and each ancillary document that it has executed or delivered or is to execute or deliver pursuant to this Agreement; and (b) carry out its obligations hereunder and thereunder and, to consummate the Transactions (including the Merger). The execution and delivery by Parent and Merger Sub of this Agreement and the other Transaction Agreements to which each of them is a party, and the consummation by Parent and Merger Sub of the Transactions (including the Merger) have been duly and validly authorized by all necessary corporate or limited liability company action on the part of each of Parent and Merger Sub, and no other proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or the other Transaction Agreements to which each of them is a party or to consummate the transactions contemplated thereby, other than approval of the Parent Stockholder Matters. This Agreement and the other Transaction Agreements to which each of them is a party have been, or in the case of any Transaction Agreements to be executed at or in connection with the Closing, will be duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery thereof by the other Parties, constitute or will constitute the legal and binding obligations of Parent and Merger Sub (as applicable), enforceable against Parent and Merger Sub (as applicable) in accordance with their terms, subject to the Remedies Exception.
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(b) The affirmative vote of (i) a majority of the votes cast by the stockholders of Parent present in person or represented by proxy at the Special Meeting and entitled to vote thereon at the Special Meeting shall be required to approve the Parent Stockholder Matters (other than the amendment and restatement of the Parent Organizational Documents) and (ii) holders representing a majority of the outstanding capital stock of Parent entitled to vote thereon at the Special Meeting shall be required to approve the amendment and restatement of the Parent Organizational Documents ((i) and (ii), such approval by the stockholders of Parent, the “Parent Stockholder Approval”). The Parent Stockholder Approval is the only vote of the holders of any class or series of capital stock of Parent required to approve and adopt this Agreement and approve the Transactions.
(c) At a meeting duly called and held, the board of directors of Parent has unanimously: (i) determined that it is in the best interests of Parent and the stockholders of Parent, and declared it advisable, to enter into this Agreement providing for the Merger in accordance with the DGCL; (ii) determined that the fair market value of the Company is equal to at least 80% of the amount held in the Trust Account (excluding any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof; (iii) approved this Agreement and the Transactions, including the Merger in accordance with the DGCL, on the terms and subject to the conditions of this Agreement; and (iv) adopted a resolution recommending the plan of merger set forth in this Agreement be adopted by the stockholders of Parent.
Section 5.5 No Conflict; Required Filings and Consents.
(a) Neither the execution, delivery nor performance by Parent and Merger Sub of this Agreement or the other Transaction Agreements to which each of them is a party, nor (assuming approval of the Parent Stockholder Matters is obtained) the consummation of the Transactions shall: (i) conflict with or violate their respective Charter Documents; (ii) assuming that the consents, approvals, orders, authorizations, registrations, filings or permits referred to in Section 5.5(b) are duly and timely obtained or made, conflict with or violate any Applicable Legal Requirements; or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair their respective rights or alter the rights or obligations of any third party under, or give to others any rights of consent, termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than any Permitted Lien) on any of the properties or assets of Parent or any of its Subsidiaries pursuant to, any Parent Material Contracts, except, with respect to clause (iii), as would not, individually or in the aggregate, have a Parent Material Adverse Effect.
(b) The execution and delivery by each of Parent and Merger Sub of this Agreement and the other Transaction Agreements to which it is a party, does not, and the performance of its obligations hereunder and thereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except: (i) for the filing of the Certificate of Merger in accordance with the DGCL; (ii) for applicable requirements, if any, of the Securities Act, the Exchange Act, blue sky laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Parent is qualified to do business; (iii) for the filing of any notifications required under the HSR Act and the expiration of the required waiting period thereunder; and (iv) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, or prevent the consummation of the Merger.
Section 5.6 Compliance; Approvals. Since its incorporation or organization, as applicable, each of Parent and Merger Sub has complied in all material respects with and has not been in violation of any Applicable Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business. Since the date of its incorporation or organization, as applicable, to the Knowledge of Parent, no investigation or review by any Governmental Entity with respect to Parent or any of its Subsidiaries has been pending or threatened. No written, or to the Knowledge of Parent, oral notice of non-compliance with any Applicable Legal Requirements has been received by Parent or Merger Sub. Each of Parent and Merger Sub is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to be material to Parent and Merger Sub, taken as a whole.
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Section 5.7 Parent SEC Reports and Financial Statements.
(a) Parent has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Parent with the SEC under the Exchange Act or the Securities Act since the initial registration of Parent Class A Common Stock to the date of this Agreement, together with any amendments, restatements or supplements thereto (all of the foregoing filed prior to the date of this Agreement, the “Parent SEC Reports”), and will have filed all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement through the Closing Date (the “Additional Parent SEC Reports”). All Parent SEC Reports, Additional Parent SEC Reports, any correspondence from or to the SEC or Nasdaq (other than such correspondence in connection with the initial public offering of Parent) and all certifications and statements required by: (i) Rule 13a-14 or 15d-14 under the Exchange Act; or (ii) 18 U.S.C. § 1350 (Section 906) of the Sarbanes-Oxley Act with respect to any of the foregoing (collectively, the “Certifications”) are available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system (EDGAR) in full without redaction. Parent has heretofore furnished to the Company true and correct copies of all amendments and modifications that have not been filed by Parent with the SEC to all agreements, documents and other instruments that previously had been filed by Parent with the SEC and are currently in effect. The Parent SEC Reports were, and the Additional Parent SEC Reports will be, prepared in accordance with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Parent SEC Reports did not, and the Additional Parent SEC Reports will not, at the time they were or are filed, as the case may be, with the SEC contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Certifications are each true and correct. Parent maintains disclosure controls and procedures required by Rule 13a-15(e) or 15d-15(e) under the Exchange Act. Each director and executive officer of Parent has filed with the SEC on a timely basis all statements required with respect to Parent by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 5.7, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or Nasdaq. None of Parent (including any employee thereof), Merger Sub or Parent’s independent auditors has identified or been made aware of (A) any significant deficiency or material weakness in the system of internal accounting controls utilized by Parent, (B) any fraud, whether or not material, that involves Parent’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Parent or (C) any claim or allegation regarding either (A) or (B).
(b) The financial statements and notes contained or incorporated by reference in the Parent SEC Reports fairly present, and the financial statements and notes to be contained in or to be incorporated by reference in the Additional Parent SEC Reports will fairly present, the financial condition and the results of operations, changes in stockholders’ equity and cash flows of Parent as at the respective dates of, and for the periods referred to, in such financial statements, all in accordance with: (i) GAAP; and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. Parent has no off-balance sheet arrangements that are not disclosed in the Parent SEC Reports. No financial statements other than those of Parent are required by GAAP to be included in the consolidated financial statements of Parent.
Section 5.8 Absence of Certain Changes or Events. Except as set forth in Parent SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since December 31, 2020, there has not been: (a) any Parent Material Adverse Effect; (b) any declaration, setting aside or payment of any dividend on, or other distribution in respect of, any of Parent’s capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent’s capital stock or any other securities of Parent or any options, warrants, calls or rights to acquire any such shares or other securities; (c) any split, combination or reclassification of any of Parent’s capital stock; (d) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP (or any interpretation thereof) or Applicable Legal Requirements; (e) any change in the auditors of Parent; (f) any revaluation by Parent of any of its assets, including, without limitation, any sale of assets of Parent other than in the ordinary course of business; or (g) any action taken or agreed upon by Parent or
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any of its Subsidiaries that would be prohibited by Section 6.2 if such action were taken on or after the date hereof without the consent of the Company.
Section 5.9 Litigation. As of the date of this Agreement, there are no Legal Proceedings pending or, to the Knowledge of Parent, threatened in writing against or otherwise relating to Parent or any of its Subsidiaries, before any Governmental Entity: (a) challenging or seeking to enjoining, alter or materially delay the Transactions; or (b) that would, individually or in the aggregate, reasonably be expected to be material to Parent.
Section 5.10 Business Activities ; Liabilities.
(a) Since their respective incorporation, neither Parent, nor Merger Sub has conducted any business activities other than activities: (i) in connection with its organization; or (ii) directed toward the accomplishment of a business combination. Except as set forth in the Parent Organizational Documents, there is no Contract or Order binding upon Parent or Merger Sub or to which any of them is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of it, any acquisition of property by it or the conduct of business by it as currently conducted or as currently contemplated to be conducted (including, in each case, following the Closing). Other than under the Transaction Agreements or pursuant to the performance of its obligations thereunder, neither Parent nor Merger Sub has any material liabilities, debts or obligations (absolute, accrued, contingent or otherwise).
(b) Merger Sub was formed solely for the purpose of effecting the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby and has no, and at all times prior to the Effective Time, except as expressly contemplated by this Agreement, the Transaction Agreements and the other documents and transactions contemplated hereby and thereby, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.
(c) Except for this Agreement, the Transaction Agreements, the Transactions and the Parent Material Contracts, Parent has no material interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Parent Material Contract (as defined below) or party to any transaction which is, or would reasonably be interpreted as constituting, a Parent Business Combination. Except for the transactions contemplated by this Agreement, the Transaction Agreements, or the Trust Agreement, Merger Sub does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.
Section 5.11 Parent Material Contracts. Schedule 5.11 of the Parent Disclosure Letter sets forth a true, correct and complete list of each Contract to which Parent or Merger Sub is party pursuant to which greater than $50,000 is reasonably expected to be due in any single calendar year and pursuant (the “Parent Material Contracts”), other than any such Parent Material Contract that is listed as an exhibit to Parent’s Form S-1 Registration Statement, initially filed with the SEC on August 14, 2020. To the extent Parent or Merger Sub is a party to a Contract that is not a Parent Material Contract, Parent or Merger Sub (as applicable) may terminate such other Contract without post-termination liability or obligation beyond payments owing through the date of termination.
Section 5.12 Parent Listing. The issued and outstanding Parent Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market (“Nasdaq”) under the symbol “CMLFU”. The issued and outstanding shares of Parent Class A Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “CMLF”. The issued and outstanding Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “CMLFW”. Parent is a member in good standing with Nasdaq. There is no action or proceeding pending or, to the Knowledge of Parent, threatened in writing against Parent by Nasdaq or the SEC with respect to any intention by such entity to deregister the Parent Units, the shares of Parent Class A Stock or Public Warrants or terminate the listing of Parent on Nasdaq. None of Parent or any of its Affiliates has taken any action in an attempt to terminate the registration of the Parent Units, the Parent Class A Stock or Public Warrants under the Exchange Act.
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Section 5.13 Equity Financing Amount. Section 5.13 of the Parent Disclosure Letter sets forth a true, accurate and complete list of each of the subscription agreements (the “Equity Financing Agreements”) entered into by Parent with the applicable investors named therein (collectively, the “Equity Financing Investors”), pursuant to which the Equity Financing Investors have committed to provide equity financing to Parent in the aggregate amount of $350,000,000 (the “Equity Financing Amount”). The Equity Financing Amount, together with the amount in the Trust Account at the Closing, are in the aggregate sufficient to enable Parent to: (a) pay all cash amounts required to be paid by Parent or its Subsidiaries under or in connection with this Agreement; and (b) pay any and all fees and expenses of or payable by Parent with respect to the Transactions. To Parent’s Knowledge with respect, as of the date hereof, the Equity Financing Agreements are in full force and effect and have not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Parent. Each Equity Financing Agreement is a legal, valid and binding obligation of Parent and, to Parent’s Knowledge, each Equity Financing Investor. As of the date hereof, Parent does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any Equity Financing Agreement not being satisfied, or the Equity Financing Amount not being available to Parent, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent under any material term or condition of any Equity Financing Agreement and, as of the date hereof, Parent has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any Equity Financing Agreement. The Equity Financing Agreements contain all of the conditions precedent (other than the conditions contained in the other Transaction Agreements) to the obligations of the Equity Financing Investor to contribute to Parent the applicable portion of the Equity Financing Amount set forth in the applicable Equity Financing Agreement on the terms therein.
Section 5.14 Trust Account.
(a) As of January 29, 2021, Parent had $442,767,712.12 in a trust account (the “Trust Account”), maintained and invested pursuant to that certain Investment Management Trust Agreement (the “Trust Agreement”) effective as of September 1, 2020, by and between Parent and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) for the benefit of its public stockholders, with such funds invested in United States Government securities or money market funds meeting all of the applicable conditions under Rule 2a-7 promulgated under the Investment Company Act. Other than pursuant to the Trust Agreement and the Equity Financing Agreements, the obligations of Parent under this Agreement are not subject to any conditions regarding Parent’s, its Affiliates’, or any other Person’s ability to obtain financing for the consummation of the Transactions.
(b) The Trust Agreement has not been amended or modified and is valid and in full force and effect and is enforceable in accordance with its terms, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies. Parent has complied in all material respects with the terms of the Trust Agreement and is not in breach thereof or default thereunder and there does not exist under the Trust Agreement any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by Parent or, to the Knowledge of Parent, Continental. There are no separate Contracts, side letters or other understandings (whether written or unwritten, express or implied): (i) between Parent and Continental that would cause the description of the Trust Agreement in the Parent SEC Reports to be inaccurate in any material respect; or (ii) to the Knowledge of Parent, that would entitle any Person (other than stockholders of Parent holding Parent Class A Stock sold in Parent’s initial public offering who shall have elected to redeem their shares of Parent Class A Stock pursuant to Parent’s Charter Documents) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except: (A) to pay income and franchise taxes from any interest income earned in the Trust Account; and (B) to redeem Parent Class A Stock in accordance with the provisions of Parent’s Charter Documents. There are no Legal Proceedings pending or, to the Knowledge of Parent, threatened in writing with respect to the Trust Account. Parent has performed all material obligations required to be performed by it to date under, and is not in default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the Effective Time, the obligations of Parent to dissolve or liquidate pursuant to Parent’s Charter Documents shall terminate, and as of the
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Effective Time, Parent shall have no obligation whatsoever pursuant to Parent’s Charter Documents to dissolve and liquidate the assets of Parent by reason of the consummation of the transactions contemplated hereby. To the Knowledge of Parent, following the Effective Time, no stockholder of Parent shall be entitled to receive any amount from the Trust Account except to the extent such stockholder of Parent validly elects to redeem their shares of Parent Class A Stock. As of the date hereof, assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its obligations hereunder, neither Parent nor Merger Sub have any reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Parent and Merger Sub on the Closing Date.
Section 5.15 Taxes.
(a) All material Tax Returns required to be filed by Parent have been timely filed (after giving effect to any valid extensions) and all such Tax Returns are true, correct and complete in all material respects.
(b) Parent has paid all material amounts of its Taxes which are due and payable.
(c) Parent has complied in all material respects with all Applicable Legal Requirements relating to withholding and remittance of all material amounts of Taxes and all material amounts of Taxes required by Applicable Legal Requirements to be withheld by Parent have been withheld and paid over to the appropriate Governmental Entity.
(d) No deficiency for any material amount of Taxes has been asserted or assessed by any Governmental Entity in writing against Parent (nor to the Knowledge of Parent is there any), which deficiency has not been paid or resolved. No material audit or other proceeding by any Governmental Entity is currently pending or threatened in writing against Parent with respect to any Taxes due from Parent.
(e) There are no Tax indemnification agreements or Tax sharing agreements under which Parent could be liable after the Closing Date for the Tax liability of any Person other than Parent or Merger Sub, except for customary agreements or arrangements with customers, vendors, lessors, lenders and the like or other similar agreements, in each case, that do not relate primarily to Taxes.
(f) Parent has not consented to extend the time in which any material Tax may be assessed or collected by any Governmental Entity (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business), which extension is still in effect and no written request for any such waiver or extension is currently pending.
(g) Parent will not be required to include any material item of income in, or exclude any material item or deduction from, taxable income for any taxable period beginning after the Closing Date or, in the case of any taxable period beginning on or before and ending after the Closing Date, the portion of such period beginning after the Closing Date, as a result of: (i) an installment sale or open transaction disposition that occurred prior to the Closing; (ii) any change in method of accounting on or prior to the Closing, including by reason of the application of Section 481 of the Code (or any analogous provision of state, local or foreign Tax Legal Requirements); or (iii) any closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local or foreign Tax Legal Requirements entered into prior to the Closing.
(h) There are no liens for material amounts of Taxes (other than Permitted Liens) upon any of Parent’s assets.
Section 5.16 Information Supplied. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the Proxy Statement will, at the date mailed to stockholders of Parent or at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent makes no representation, warranty or covenant with respect to: (a) statements made or incorporated by reference therein based on information supplied by the Company or the Company Subsidiaries for inclusion or incorporation by reference in the Proxy Statement; or (b) any projections or forecasts included in the Proxy Statement.
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Section 5.17 Employees; Benefit Plans. Other than any former officers or as described in the Parent SEC Reports, Parent has never had any employees. Other than reimbursement of any out-of-pocket expenses incurred by Parent’s officers and directors in connection with activities on Parent’s behalf in an aggregate amount not in excess of the amount of cash held by Parent outside of the Trust Account, Parent has no unsatisfied material liability with respect to any employee. Parent does not currently maintain or have any direct liability under any benefit plan, and neither the execution and delivery of this Agreement or the other Transaction Agreements nor the consummation of the Transactions will, either alone or in connection with any other event: (a) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of Parent; (b) result in the acceleration of the time of payment or vesting of any such benefits; or (c) give rise to any “excess parachute payment” as defined in Section 280G(b)(1) of the Code or any excise tax owing under Section 4999 of the Code.
Section 5.18 Board Approval; Stockholder Vote. The board of directors of Parent and Merger Sub (including any required committee or subgroup of the board of directors of Parent or Merger Sub, as applicable), as of the date of this Agreement, unanimously: (a) approved and declared the advisability of this Agreement, the other Transaction Agreements and the consummation of the Transactions; and (b) determined that the consummation of the Transactions is in the best interest of, as applicable, the stockholders of Parent or Merger Sub (as applicable). Other than the approval of the Parent Stockholder Matters, no other corporate proceedings on the part of Parent are necessary to approve the consummation of the Transactions.
Section 5.19 Title to Assets. Subject to the restrictions on use of the Trust Account set forth in the Trust Agreement, Parent owns good and marketable title to, or holds a valid leasehold interest in, or a valid license to use, all of the assets used by Parent in the operation of its business and which are material to Parent, free and clear of any Liens (other than Permitted Liens).
Section 5.20 Affiliate Transactions. Except as described in the Parent SEC Reports, no Contract between Parent, on the one hand, and any of the present or former directors, officers, employees, stockholders or warrant holders or Affiliates of Parent (or an immediate family member of any of the foregoing), on the other hand, will continue in effect following the Closing, other than any such Contract that is not material to Parent.
Section 5.21 Brokers. Other than fees or commissions for which Parent will be solely responsible, none of Parent, Merger Sub, or any of their respective Affiliates, including Sponsor, has any liability or obligation to pay, or is entitled to receive, any fees or commissions to any broker, finder or agent with respect to the Transactions.
Section 5.22 Disclaimer of Other Warranties. PARENT AND MERGER SUB HEREBY ACKNOWLEDGE THAT, (x) NONE OF ISMMS OR ANY OTHER MSHS ENTITY, OR (y) EXCEPT AS EXPRESSLY PROVIDED IN Article IV, NONE OF THE COMPANY, ANY OF ITS SUBSIDIARIES OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO PARENT, MERGER SUB, ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO THE COMPANY STOCKHOLDERS (OR ANY HOLDER OF DERIVATIVE SECURITIES OF THE COMPANY), ANY OF THE GROUP COMPANIES OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY: (a) NONE OF ISMMS OR ANY OTHER MSHS ENTITY OR THE COMPANY, ANY OF ITS SUBSIDIARIES OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO PARENT, MERGER SUB, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY WHATSOEVER OTHER THAN SOLELY IN THE CASE OF THE COMPANY AS EXPRESSLY MADE BY THE COMPANY TO PARENT AND MERGER SUB IN Article IV; AND (b) NONE OF THE COMPANY NOR ANY OF ITS SUBSIDIARIES, NOR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE TO PARENT, MERGER SUB, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON ANY REPRESENTATION
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OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO: (i) THE INFORMATION DISTRIBUTED OR MADE AVAILABLE TO PARENT OR ITS REPRESENTATIVES BY OR ON BEHALF OF THE COMPANY IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS; (ii) ANY MANAGEMENT PRESENTATION, CONFIDENTIAL INFORMATION MEMORANDUM OR SIMILAR DOCUMENT; OR (iii) ANY FINANCIAL PROJECTION, FORECAST, ESTIMATE, BUDGET OR SIMILAR ITEM RELATING TO THE COMPANY, ANY OF ITS SUBSIDIARIES AND/OR THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING. EACH OF PARENT AND MERGER SUB HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN Article IV, OF THIS AGREEMENT. EACH OF PARENT AND MERGER SUB ACKNOWLEDGES THAT IT HAS CONDUCTED, TO ITS SATISFACTION, AN INDEPENDENT INVESTIGATION AND VERIFICATION OF THE COMPANY, ITS SUBSIDIARIES AND THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING AND, IN MAKING ITS DETERMINATION TO PROCEED WITH THE TRANSACTIONS, EACH OF PARENT AND MERGER SUB HAS RELIED ON THE RESULTS OF ITS OWN INDEPENDENT INVESTIGATION AND VERIFICATION, IN ADDITION TO THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY EXPRESSLY AND SPECIFICALLY SET FORTH IN Article IV, OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS Section 5.22, CLAIMS AGAINST THE COMPANY OR ANY OTHER PERSON SHALL NOT BE LIMITED IN ANY RESPECT IN THE EVENT OF INTENTIONAL FRAUD IN THE MAKING THE OF THE REPRESENTATIONS AND WARRANTIES IN Article IV, BY SUCH PERSON. PARENT AND MERGER SUB HEREBY ACKNOWLEDGE THAT: (A) ISSMS DOES NOT CONTROL OR DIRECT THE BUSINESS OF THE COMPANY AND DOES NOT HAVE OR EXERCISE THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT OR POLICIES OF THE COMPANY; (B) THAT ANY OFFICER OF THE COMPANY WHO MAY ALSO HOLD A POSITION WITH ISMMS ACTS SOLELY AT THE DIRECTION AND INSTRUCTION OF THE COMPANY IN HIS/HER CAPACITY AS AN OFFICER OF THE COMPANY AND THAT ISMMS DOES NOT DIRECT OR INSTRUCT THE ACTIONS OF SUCH OFFICER OF THE COMPANY IN SUCH CAPACITY; AND (C) THAT TO THE EXTENT THAT ANY REPRESENTATION OR WARRANTY OF THE COMPANY IS MADE “TO THE KNOWLEDGE” OF THE COMPANY AND THE KNOWLEDGE OF AN OFFICER OF THE COMPANY IS IMPUTED TO THE COMPANY FOR SUCH PURPOSE, AND TO THE EXTENT THAT SUCH OFFICER MAY ALSO HOLD A POSITION WITH ISMMS, THE KNOWLEDGE OF SUCH OFFICER FOR PURPOSES OF SUCH REPRESENTATION OR WARRANTY IS LIMITED TO THE KNOWLEDGE OF SUCH OFFICER IN HIS/HER CAPACITY AS AN OFFICER OF THE COMPANY AND NOT IN THE CAPACITY OF SUCH OFFICER IN HIS/HER POSITION WITH ISMMS.
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Article VI
CONDUCT PRIOR TO THE CLOSING DATE
Section 6.1 Conduct of Business by the Company and the Company Subsidiaries. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Company shall, and shall cause the Company Subsidiaries to, use its commercially reasonable efforts to carry on its business in the ordinary course, except: (a) to the extent that Parent shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed); (b) as expressly contemplated by this Agreement or the Company Disclosure Letter or (c) as may be required by Applicable Legal Requirements (including Pandemic Measures). Without limiting the generality of the foregoing, except as required or expressly permitted by the terms of this Agreement, as set forth on Schedule 6.1 of the Company Disclosure Letter, or as required by Applicable Legal Requirements (including Pandemic Measures), without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Company shall not, and shall cause the Company Subsidiaries not to, do any of the following:
(a) except as otherwise required by any existing Company Benefit Plan, this Agreement or Applicable Legal Requirements: (i) increase or grant any increase in the compensation, bonus, fringe or other benefits of, or pay, grant or promise any bonus to, any current or former employee, director or independent contractor except for any such Person with an annual base salary or wage rate of less than $350,000 in the ordinary course of business; (ii) grant or pay any severance or change in control pay or benefits to, or otherwise increase the severance or change in control pay or benefits of, any current or former employee, director or independent contractor; (iii) enter into, amend (other than immaterial amendments) or terminate any Company Benefit Plan or any employee benefit plan, policy, program, agreement, trust or arrangement that would have constituted an Company Benefit Plan if it had been in effect on the date of this Agreement (other than annual renewal of welfare plans in the ordinary course of business that does not result in a material increase in cost to the Group Companies); (iv) take any action to accelerate the vesting or payment of, or otherwise fund or secure the payment of, any compensation or benefits under any Company Benefit Plan; (v) grant any equity or equity-based compensation awards; or (vi) terminate any employee or independent contractor (other than for cause), if such terminated employee or consultant receives, annual base compensation (or annual base wages or fees) in excess of $350,000; or (vii) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization respecting employees of the Group Companies;
(b) (i) transfer, sell, assign, license, sublicense, encumber, impair, abandon, fail to diligently maintain, transfer or otherwise dispose of any right, title or interest of the Company in any Owned Intellectual Property or Licensed Intellectual Property, in each case, that is material to any of the businesses of the Group Companies; (ii) extend, amend, waive, cancel or modify any material rights in or to any Owned Intellectual Property or Licensed Intellectual Property, in each case, that is material to any business of the Group Companies; (iii) fail to diligently prosecute the Patent applications owned by the Company other than applications the Company, in the exercise of its good faith business judgment, has determined to abandon; or (iv) divulge, furnish to or make accessible any Trade Secrets constituting material Owned Intellectual Property or any Trade Secrets of any Person to whom any Group Company has a confidentiality obligation to any third party who is not subject to an enforceable written agreement to maintain the confidentiality of such Trade Secrets, other than, in each of (i) through (iv), in the ordinary course of business; provided, that in no event shall the Company license on an exclusive basis or sell any material Owned Intellectual Property;
(c) except for transactions solely among the Group Companies: (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; (ii) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any membership interests, capital stock or any other equity interests, as applicable, in any Group Company, other than pursuant to the terms of a Company Option; (iii) grant, issue, sell or otherwise dispose, or authorize to issue, sell, or otherwise dispose any membership interests, capital stock or any other equity interests (such as stock options, stock units, restricted stock or other Contracts for the purchase or acquisition of such capital stock), as applicable, in any Group Company, other than the Earn-Out RSUs issued in
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accordance with Section 3.4; (iv) declare, set aside or pay any dividend or make any other distribution; or (v) issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities or ownership interests or any securities convertible into or exchangeable for shares of capital stock or other equity securities or ownership interests, or subscriptions, rights, warrants or options to acquire any shares of capital stock or other equity securities or ownership interests or any securities convertible into or exchangeable for shares of capital stock or other equity securities or other ownership interests, or enter into other agreements or commitments of any character obligating it to issue any such shares, equity securities or other ownership interests or convertible or exchangeable securities;
(d) amend its Charter Documents, or form or establish any Subsidiary;
(e) (i) merge, consolidate or combine with any Person; or (ii) acquire or agree to acquire by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;
(f) sell, lease, license, sublicense, abandon, divest, transfer, cancel, abandon or permit to lapse or expire, dedicate to the public, or otherwise dispose of, any material assets (other than Intellectual Property) or material properties, other than any sale, lease or disposition in the ordinary course of business or as set forth on Schedule 6.1(f) of the Company Disclosure Letter;
(g) (i) issue or sell any debt securities or rights to acquire any debt securities of any of the Group Companies or guarantee any debt securities of another Person; (ii) make, incur, create or assume any loans, advances or capital contributions to, or investments in, or guarantee any Indebtedness of, any Person other than any of the Group Companies except for (A) loans, advances or capital contributions pursuant to and in accordance with the terms of agreements or legal obligations existing as of the date of this Agreement, in each case set forth on Schedule 6.1(g) of the Company Disclosure Letter; provided, that any such amounts do not exceed $250,000 in the aggregate and remain with the Company for general working capital expenditures in the ordinary course of business and (B) equipment financing arrangements entered into in the ordinary course of business; (iii) except in the ordinary course of business, create any material Liens on any material property or assets of any of the Group Companies in connection with any Indebtedness thereof (other than Permitted Liens); (iv) cancel or forgive any Indebtedness owed to any of the Group Companies; or (v) make, incur or commit to make or incur any capital expenditures, other than in the ordinary course of business;
(h) release, assign, compromise, settle or agree to settle any Legal Proceeding material to the Group Companies, taken as a whole;
(i) except in the ordinary course of business: (i) enter into any Contract that would have been a Company Material Contract or Material Current Government Contract (other than pursuant to offers, bids or proposals made by any Group Company on or prior to the date hereof that, if accepted, would result in a Government Contract) had it been entered into prior to the date of this Agreement or (ii) waive, delay the exercise of, release or assign any material rights or claims under any Company Material Contract or Material Current Government Contract;
(j) modify, amend or terminate in a manner that is materially adverse to the applicable Group Companies, taken as a whole, any Company Material Contract or Material Current Government Contract (other than pursuant to (i) offers, bids or proposals made by any Group Company on or prior to the date hereof that, if accepted, would result in a Government Contract or (ii) requirements from any Governmental Entity to modify the scope of work under any Government Contract);
(k) incur or enter into a Contract requiring the Company to make any capital expenditures in excess of $250,000 in any 12-month period;
(l) except as required by U.S. GAAP (or any interpretation thereof) or Applicable Legal Requirements, make any change in accounting methods, principles or practices;
(m) (i) make or rescind any material Tax election; (ii) settle or compromise any material Tax claim; (iii) change (or request to change) any method of accounting for Tax purposes; (iv) file any amendment to an material
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Tax Return; (v) waive or extend any statute of limitations in respect of a period within which an assessment or reassessment of material Taxes may be issued (other than any extension pursuant to an extension to file any Tax Return); (vi) knowingly surrender any claim for a refund of Taxes; or (vii) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar Legal Requirement) with any Governmental Entity; (viii) incur any liability for Taxes other than in the ordinary course of business; (ix) prepare any Tax Return in a manner inconsistent with past practice;(x) take any action or fail to take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment; or (xi) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, restructuring, recapitalization, dissolution or winding-up of the Company or any Company Subsidiary;
(n) subject to clause (c) above, enter into or amend any agreement with, or pay, distribute or advance any assets or property to, any of its officers, directors, employees, partners, stockholders or other Affiliates, other than payments or distributions relating to obligations in respect of arms-length commercial transactions pursuant to the agreements set forth on Schedule 6.1(n) of the Company Disclosure Letter as existing on the date of this Agreement;
(o) engage in any material new line of business; or
(p) agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 6.1(a) through (o) above.
Notwithstanding anything to the contrary herein, the Company may, in connection with COVID-19, take such actions in good faith as are reasonably necessary (x) to protect the health and safety of the Company’s employees and other individuals having business dealings with the Company or (y) to respond to third-party supply or service disruptions caused by COVID-19, including, but not limited to Pandemic Measures, and any such actions taken (or not taken) as a result of, in response to, or otherwise related to COVID-19 shall be deemed to be taken in the “ordinary course of business” for all purposes of this Section 6.01 and not be considered a breach of this Section 6.01; provided that, to the extent that the Company took any actions pursuant to the immediately preceding clause that caused deviations from its business being conducted in the ordinary course of business, the Company shall resume conducting its business in the ordinary course of business in all material respects as soon as reasonably practicable.
Nothing contained in this Agreement shall give Parent, directly or indirectly, any right to control or direct the operations of the Group Companies prior to the Closing. Prior to the Closing, each of the Company and Parent shall exercise, consistent with the other terms and conditions of this Agreement, complete control and supervision over their respective businesses.
Section 6.2 Conduct of Business by Parent and Merger Sub. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent shall, and shall cause its Subsidiaries to, use its commercially reasonable efforts to carry on its business in the ordinary course, except to the extent that the Company shall otherwise consent in writing or as contemplated by this Agreement (including as contemplated by the Equity Financing Agreements). Without limiting the generality of the foregoing, except as required or permitted by the terms of this Agreement or as required by Applicable Legal Requirements (including Pandemic Measures), without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent shall not, and shall cause its Subsidiaries not to, do any of the following:
(a) declare, set aside or pay dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock (or warrant) or split, combine or reclassify any capital stock (or warrant), effect a recapitalization or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock or warrant, or effect any like change in capitalization;
(b) purchase, redeem or otherwise acquire, directly or indirectly, any equity securities of Parent or any of its Subsidiaries;
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(c) other than in connection with the Equity Financing Agreements, grant, issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or subscriptions, rights, warrants or options to acquire any shares of capital stock or other equity securities or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or enter into other agreements or commitments of any character obligating it to issue any such shares of capital stock or equity securities or convertible or exchangeable securities;
(d) amend its Charter Documents or form or establish any Subsidiary;
(e) (i) merge, consolidate or combine with any Person; or (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets, or enter into any joint ventures, strategic partnerships or alliances;
(f) incur any Indebtedness or guarantee any such Indebtedness of another Person or Persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, in each case, except in the ordinary course of business;
(g) except as required by GAAP (or any interpretation thereof) or Applicable Legal Requirements, make any change in accounting methods, principles or practices;
(h) (i) make or rescind any material Tax election (ii) settle or compromise any material Tax claim; (iii) change (or request to change) any method of accounting for Tax purposes; (iv) file any amendment to any material Tax Return; (v) waive or extend any statute of limitations in respect of a period within which an assessment or reassessment of material Taxes may be issued (other than any extension pursuant to an extension to file any Tax Return); (vi) knowingly surrender any claim for a refund of Taxes; or (vii) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar Legal Requirement) with any Governmental Entity; (viii) create any material Liens on any material property or assets of Parent or Merger Sub; (ix) incur any liability for Taxes other than in the ordinary course of business; or (x) take any action or fail to take any action that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment;
(i) liquidate, dissolve, reorganize or otherwise wind up the business or operations of Parent or Merger Sub;
(j) commence, settle or compromise any Legal Proceeding;
(k) engage in any material new line of business;
(l) amend the Trust Agreement or any other agreement related to the Trust Account;
(m) (i) adopt or amend any employee benefit plan, or enter into any employment contract or collective bargaining agreement other than the LTIP or the ESPP, or (ii) hire any employee or any other individual to provide services to Parent or its Subsidiaries;
(n)  (i) enter into any Parent Material Contract or other Contract that will not be terminable for convenience on or before Closing without requiring the payment of any amount or any post-Closing liability or obligation, (ii) modify, amend or terminate any Parent Material Contract or (iii) waive, delay the exercise of, release or assign any material rights or claims under any Parent Material Contract;
(o) make any expenditures utilizing funds in the Trust Account; or
(p) agree in writing or otherwise agree, commit or resolve to take any of the actions described in Sections 6.2(a) through (o) above.
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ARTICLE VII
ADDITIONAL AGREEMENTS
Section 7.1 Proxy Statement; Special Meeting.
(a) Proxy Statement.
(i) As promptly as practicable following the execution and delivery of this Agreement and the delivery of the PCAOB Financial Statements, Parent shall, in accordance with this Section 7.1(a), prepare, with the assistance of the Company, and file with the SEC, in preliminary form, a proxy statement in connection with the Transactions (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of Parent in advance of the Special Meeting, for the purpose of, among other things: (A) providing Parent’s stockholders with the opportunity to redeem shares of Parent Class A Stock (the “Parent Stockholder Redemption”); and (B) soliciting proxies from holders of Parent Class A Stock to vote at the Special Meeting in favor of: (1) the adoption of this Agreement and approval of the Transactions; (2) the issuance of shares of Parent Class A Stock in connection with Section 2.6; (3) the amendment and restatement of the Parent Organizational Documents in the form of the Parent A&R Charter attached hereto as Exhibit A and the Parent A&R Bylaws attached hereto as Exhibit B; (4) adoption of the LTIP and ESPP and (5) any other proposals the Parties deem reasonably necessary or desirable to consummate the Transactions (collectively, the “Parent Stockholder Matters”). The Proxy Statement will comply as to form and substance with the applicable requirements of the Exchange Act and the rules and regulations thereunder. Parent shall file the definitive Proxy Statement once approved by the Company as provided in clause (iii), below, with the SEC and cause the Proxy Statement to be mailed to its stockholders of record, as of the record date to be established by the board of directors of Parent, as promptly as practicable following the earlier to occur of: (Y) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; or (Z) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC (such earlier date, the “Proxy Clearance Date”).
(ii) As soon as reasonably practicable following the date of this Agreement, the Company shall deliver to Parent (A) audited balance sheets as of December 31, 2020 and statements of operations and comprehensive (loss) income, stockholders’ deficit and cash flows of the Group Companies for the 12-month period ended December 31, 2020 together with the auditor’s reports thereon, which comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant (collectively, the “PCAOB Financial Statements”); provided, that, upon delivery of such PCAOB Financial Statements, such financial statements shall be deemed “Audited Financial Statements” for all the purposes of this Agreement and the representation and warranties set forth in Section 4.8 shall be deemed to apply to such Audited Financial Statements with the same force and effect as if made as of the date of this Agreement; (B) all other audited and unaudited financial statements of the Group Companies and any company or business units acquired by it, as applicable, required under the Applicable Legal Requirements of the SEC to be included in the Proxy Statement and/or the Closing Form 8-K (including pro forma financial information); (C) all selected financial data of the Group Companies required by Item 301 of Regulation S-K, as necessary for inclusion in the Proxy Statement and the Closing Form 8-K; and (D) management’s discussion and analysis of financial condition and results of operations prepared in accordance with Item 303 of Regulation S-K of the SEC with respect to the periods ended December 31, 2020, 2019 and 2018, as necessary for inclusion in the Proxy Statement and Closing Form 8-K (including pro forma financial information).
(iii) Prior to filing the Proxy Statement with the SEC, Parent will make available to the Company drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. Parent shall not file the Proxy Statement with the SEC without the Company’s final approval thereof, such approval not to be unreasonably withheld, delayed or conditioned. Parent will advise the Company promptly after it receives notice thereof, of: (A) the time when the Proxy Statement has been
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filed; (B) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (C) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (D) the filing of any supplement or amendment to the Proxy Statement; (E) the issuance of any stop order by the SEC; (F) any request by the SEC for amendment of the Proxy Statement; (G) any comments from the SEC relating to the Proxy Statement and responses thereto; and (H) requests by the SEC for additional information. Parent shall promptly respond to any SEC comments on the Proxy Statement and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as promptly as practicable.
(iv) Each of Parent and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed), any response to comments of the SEC or its staff with respect to the Proxy Statement and any amendment to the Proxy Statement filed in response thereto. If Parent or the Company becomes aware that any information contained in the Proxy Statement shall have become false or misleading in any material respect or that the Proxy Statement is required to be amended in order to comply with Applicable Legal Requirements, then (A) such party shall promptly inform the other party and (B) Parent, on the one hand, and the Company, on the other hand, shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) an amendment or supplement to the Proxy Statement. Parent and the Company shall use reasonable best efforts to cause the Proxy Statement as so amended or supplemented, to be filed with the SEC and to be disseminated to the holders of shares of capital stock of Parent, as applicable, in each case pursuant to Applicable Legal Requirements and subject to the terms and conditions of this Agreement and the Parent Organizational Documents.
(v) Parent shall make all necessary filings with respect to the Transactions under the Securities Act, the Exchange Act and applicable “blue sky” laws, and any rules and regulations thereunder. The Company agrees to promptly provide Parent with such information concerning the business, management, operations and financial condition of the Company and the Company Subsidiaries, in each case, as is reasonably requested by Parent for inclusion in the Proxy Statement. The Company shall cause the officers and employees of the Company and the Company Subsidiaries to be reasonably available to Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC.
(b) Parent shall, as promptly as practicable following the Proxy Clearance Date, establish a record date (which date shall be mutually agreed with the Company) for, duly call and give notice of, the Special Meeting. Parent shall convene and hold, no later than 45 days after the Proxy Statement is mailed, a meeting of Parent’s stockholders (the “Special Meeting”), for the purpose of obtaining the approval of the Parent Stockholder Matters. Parent shall use its reasonable best efforts to obtain the approval of the Parent Stockholder Matters at the Special Meeting, including by soliciting proxies as promptly as practicable in accordance with Applicable Legal Requirements for the purpose of seeking the approval of the Parent Stockholder Matters. Subject to the proviso in the following sentence, Parent shall include the Parent Recommendation in the Proxy Statement. Except as otherwise required by Applicable Legal Requirements, the board of directors of Parent shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Parent Recommendation (a “Change in Recommendation”). Parent agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting for the purpose of seeking approval of the Parent Stockholder Matters shall not be affected by any Change in Recommendation, and Parent agrees to establish a record date for, duly call, give notice of, convene and hold the Special Meeting and submit for the approval of its stockholders the matters contemplated by the Proxy Statement as contemplated by this Section 7.1(b), regardless of whether or not there shall have occurred any Change in Recommendation. Notwithstanding anything to the contrary contained in this Agreement, Parent shall be entitled to postpone or adjourn the Special Meeting: (i) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of Parent has determined in good faith is required by Applicable Legal Requirements is disclosed to Parent’s stockholders and for such supplement or amendment to be promptly disseminated to Parent’s stockholders prior to the Special Meeting; (ii) if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Parent Class A Stock represented (either in
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person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting; (iii) in order to solicit additional proxies from stockholders for purposes of obtaining approval of the Parent Stockholder Matters; or (iv) if the holders of Parent Class A Stock have elected to redeem a number of Parent Class A Stock as of such time that would reasonably be expected to result in Parent not satisfying the Company’s Required Funds; provided, that in the event of a postponement or adjournment pursuant to clauses (i), (ii), (iii) or (iv) above, the Special Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved.
(c) Company Stockholder Approval. The Company shall obtain the Company Stockholder Approval via the Stockholder Consent and Joinder no later than the Company Stockholder Approval Deadline. The Company will provide Parent with a copy of each executed Stockholder Consent and Joinder. In connection therewith, as promptly as practicable, the board of directors of the Company shall set a record date for determining the stockholders required to execute such Stockholder Consent and Joinder. The Company shall, through its board of directors, recommend to the Company Stockholders that they provide the Company Stockholder Approval and execute the Stockholder Consent and Joinder.
Section 7.2 Regulatory Approvals. As promptly as practicable after the date of this Agreement, Parent and the Company shall each prepare and file the notification required of it under the HSR Act within 10 Business Days after the date hereof in connection with the Transactions and shall promptly and in good faith respond to all information requested of it by the U.S. Federal Trade Commission, U.S. Department of Justice or any other Governmental Entity in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Entities. Each Party will promptly furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and will use reasonable best efforts to cause the expiration or termination of the applicable waiting periods as soon as practicable. Each Party will promptly furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act or any other Antitrust Laws and will use reasonable best efforts to cause the expiration or termination of the applicable waiting periods or obtain the applicable approvals as soon as practicable. Each Party will promptly provide the other with copies of all substantive written communications (and memoranda setting forth the substance of all substantive oral communications) between each of them, any of their Affiliates and their respective agents, representatives and advisors, on the one hand, and any Governmental Entity, on the other hand, with respect to this Agreement or the Transactions. Without limiting the foregoing, Parent and the Company shall: (i) promptly inform the other of any communication to or from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other Governmental Entity regarding the Transactions; (ii) permit each other to review in advance any proposed substantive written communication to any such Governmental Entity and incorporate reasonable comments thereto; (iii) give the other prompt written notice of the commencement of any Legal Proceeding with respect to such transactions; (iv) not agree to participate in any substantive meeting or discussion with any such Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the Transactions unless, to the extent reasonably practicable, it consults with the other Party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend; (v) keep the other reasonably informed as to the status of any such Legal Proceeding; and (vi) promptly furnish each other with copies of all correspondence, filings (except for filings made under the HSR Act) and written communications between such Party and their Affiliates and their respective agents, representatives and advisors, on one hand, and any such Governmental Entity, on the other hand, in each case, with respect to this Agreement and the Transactions. Each of the Company Transaction Fees and Parent Transaction Fees shall include 50% of any filing fees required by Governmental Entities, including with respect to any registrations, declarations and filings required in connection with the execution and delivery of this Agreement, the performance of the obligations hereunder and the consummation of the Transactions, including filing fees in connection with filings under the HSR Act.
Section 7.3 Other Filings; Press Release.
(a) As promptly as practicable after execution of this Agreement, Parent will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, the form and substance of which shall be approved in advance in writing by the Company.
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(b) Promptly after the execution of this Agreement, Parent and the Company shall also issue a joint press release announcing the execution of this Agreement; provided that any references to ISMMS in such press release will be subject to the prior review and approval of ISMMS.
(c) The Parties shall prepare a draft Current Report on Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Transactions in any report or form to be filed with the SEC (“Closing Form 8-K”). Prior to Closing, Parent and the Company shall prepare a joint press release announcing the consummation of the Transactions hereunder (“Closing Press Release”). Concurrently with the Closing, Parent shall issue the Closing Press Release. Concurrently with the Closing, or as soon as practicable thereafter, Parent shall file the Closing Form 8-K with the SEC.
Section 7.4 Confidentiality; Access to Information.
(a) The Company acknowledges that it is a party to the Confidentiality Agreement, the terms of which are incorporated herein by reference, and Parent agrees to be bound by the Confidentiality Agreement in the same capacity as Casdin Capital LLC. Following Closing, the Confidentiality Agreement shall be superseded in its entirety by the provisions of this Agreement; provided, however, that if for any reason this Agreement is terminated prior to the Closing, the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms. Beginning on the date hereof and ending on the second anniversary of this Agreement (but perpetually with respect to any trade secrets), each Party agrees to maintain in confidence any non-public information received from the other Parties, and to use such non-public information only for purposes of consummating the Transactions. Such confidentiality obligations will not apply to: (i) information which was known to one Party or its agents or representatives prior to receipt from the Company or the Company Stockholders, on the one hand, or Parent or Merger Sub, on the other hand, as applicable; (ii) information which is or becomes generally known to the public without breach of this Agreement or an existing obligation of confidentiality; (iii) information acquired by a Party or their respective agents or representatives from a third party who was not bound to an obligation of confidentiality; (iv) information developed by such Party independently without any reliance on the non-public information received from any other Party; (v) disclosure required by Applicable Legal Requirement or stock exchange rule; or (vi) disclosure consented to in writing by Parent or Merger Sub (in the case of the Company Stockholders and, prior to the Closing, the Company) or the Company (in the case of Parent or Merger Sub).
(b) Notwithstanding the foregoing, none of the Parties will make any public announcement or issue any public communication regarding this Agreement, any other Transaction Agreement or the Transactions or any matter related to the foregoing, without the prior written consent of the Company, in the case of a public announcement by Parent, or Parent, in the case of a public announcement by the Company Stockholders or the Company (such consents, in either case, not to be unreasonably withheld, conditioned or delayed), except: (i) if such announcement or other communication is required by Applicable Legal Requirements, in which case the disclosing Party shall, to the extent permitted by Applicable Legal Requirements, first allow such other Parties to review such announcement or communication and have the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith; (ii) in the case of the Company or the Company Stockholders, Parent and their respective Affiliates, if such announcement or other communication is made in connection with fundraising or other investment related activities and is made to such Person’s direct and indirect investors or potential investors or financing sources subject to an obligation of confidentiality; (iii) announcements and communications regarding this Agreement and the Transactions to the Group Companies’ stockholders, Affiliates, and its and their respective directors, officers, employees, managers and advisors, in each case subject to an obligation of confidentiality; (iv) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with Section 7.3 or this Section 7.4(b); (v) announcements and communications to Governmental Entities in connection with registrations, declarations and filings relating to the Transactions required to be made under this Agreement; and (vi) communications to customers and suppliers of the Group Companies for purposes of seeking any consents and approvals required in connection with the Transactions.
(c) The Company will afford Parent and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books,
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records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel of the Company, as Parent may reasonably request in connection with the consummation of the Transactions; provided, however, that (i) any such access shall be conducted in a manner not to interfere with the businesses or operations of the Company, (ii) the Company shall not be required to provide access to or to disclose information where such access or disclosure would (x) contravene any Applicable Legal Requirement, Order or Contract of any Group Companies or, if determined by the Company in good faith after consulting with counsel, reasonably be expected to result in antitrust risk for the Company, (y) reasonably be expected to violate or result in a loss or impairment of any attorney client, legal or work product privilege or (z) expose the Company to risk of liability for disclosure of sensitive or Personal Information and (iii) the Company shall not be required to provide such access if the Company in good faith determines, in light of any Pandemic Measures, that such access would reasonably be expected to jeopardize the health and safety of any Group Company personnel or representatives.
(d) Parent will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Parent during the period prior to the Closing to obtain all information concerning the business, including properties, results of operations and personnel of Parent, as the Company may reasonably request in connection with the consummation of the Transactions; provided, however, that any such access shall be conducted in a manner not to interfere with the businesses or operations of Parent.
Section 7.5 Reasonable Best Efforts.
(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including using reasonable best efforts to accomplish the following: (i) the taking of commercially reasonable acts necessary to cause the conditions precedent set forth in Article VIII to be satisfied; (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any); (iii) the taking of commercially reasonable acts necessary to obtain all consents, approvals or waivers from third parties required as a result of the Transactions, including any other consents, approvals or waivers from third parties referred to on Schedule 4.5(b) of the Company Disclosure Letter, and, in the case of Parent, to terminate any Contracts to which Parent or Merger Sub is a party that are not required for the operation of the Surviving Company following Closing, if and to the extent reasonably requested by the Company; (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; and (v) the execution or delivery of any additional instruments reasonably necessary to consummate, and to fully carry out the purposes of, the Transactions. This obligation shall include, on the part of Parent, sending a termination letter to Continental substantially in the applicable form attached to the Trust Agreement (the “Trust Termination Letter”).
(b) Notwithstanding anything herein to the contrary, nothing in this Section 7.5 shall be deemed to require (i) Parent or the Company to agree to any divestiture by itself or any of its Affiliates of shares of capital stock or of any business, assets or property, the imposition of any limitation on the ability of any of them to conduct their business or to own or exercise control of their respective assets, properties and capital stock, or the incurrence of any liability or expense or (ii) the Company to obtain the consent of ISMMS to any amendment, modification, extension or termination of any existing Contract between the Company and ISMMS.
(c) From and after the date of this Agreement until the earlier of the Closing and the valid termination of this Agreement pursuant to its terms, Parent, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any stockholder demands or other stockholder Legal Proceedings (including derivative claims) relating to this Agreement, any Transaction Agreement or any matters relating thereto other than any appraisal claims contemplated by Section 2.13 (collectively, the “Transaction Litigation”) commenced against, in the case of Parent or Merger Sub, any of Parent or Merger Sub or any of their respective
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Representatives (in their capacity as a representative of Parent or Merger Sub) or, in the case of the Company, any Group Company or any of their respective Representatives (in their capacity as a representative of a Group Company). Parent and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation and (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation; provided, however, that in no event shall Parent or Merger Sub, on one hand, or the Company, any other Group Company, on the other hand, or, in any case, any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of the Company or Parent, as the case may be.
Section 7.6 No Parent Securities Transactions. Neither the Company nor any of its controlled Affiliates, directly or indirectly, shall engage in any transactions involving the securities of Parent prior to the time of the making of a public announcement regarding all of the material terms of the business and operations of the Company and the Transactions. The Company shall use its commercially reasonable efforts to require each of its officers, directors and employees to comply with the foregoing requirement.
Section 7.7 No Claim Against Trust Account. For and in consideration of Parent entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company, on behalf of itself and its Affiliates agrees that:
(a) neither the Company nor any of its Affiliates do now or at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, and shall not make any claim against the Trust Account (including any distributions therefrom), in each case, regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or the Transactions or any proposed or actual business relationship between Parent or its Representatives, on the one hand, and the Company or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims against the Trust Account are collectively referred to hereafter as the “Released Claims”);
(b) the Company, on behalf of itself and its Affiliates, hereby irrevocably waives any Released Claims that the Company or any of its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, Contracts or agreements with Parent or its Representatives, including this Agreement or the Transactions, and will not seek recourse against the Trust Account (including any distributions therefrom) in connection therewith (including for an alleged breach of this Agreement or any other agreement with Parent or its Affiliates);
(c) the irrevocable waiver set forth in the immediately preceding clause (b) is material to this Agreement and specifically relied upon by Parent and its Affiliates to induce Parent to enter in this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable against the Company and each of its Affiliates under Applicable Legal Requirements; and
(d) to the extent the Company or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent or its Representatives, including this Agreement or the Transactions, which proceeding seeks, in whole or in part, monetary relief against Parent or Representatives, the Company hereby acknowledges and agrees that the Company’s and its Affiliates’ sole remedy shall be against funds held outside of the Trust Account and such claim shall not permit the Company or its Affiliates (or any Person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein.
(e) For the avoidance of doubt, (i) nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Parent pursuant to this Agreement for legal relief against monies or other assets of Parent held outside the Trust Account or for specific performance or other equitable relief in connection with the Transactions or for intentional fraud in the making of the representations and warranties in Article V; and (ii)
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nothing herein shall serve to limit or prohibit any claims that the Company may have in the future pursuant to this Agreement against Parent’s assets or funds that are not held in the Trust Account.
Section 7.8 Disclosure of Certain Matters. Each of Parent, Merger Sub and the Company will promptly provide the other Parties with prompt written notice of any event, development or condition of which they have Knowledge that: (a) is reasonably likely to cause any of the conditions set forth in Article VIII not to be satisfied; or (b) would require any amendment or supplement to the Proxy Statement.
Section 7.9 Securities Listing ; Parent Public Filings.
(a) Parent will use its reasonable best efforts to cause the shares of Parent Class A Stock issued in connection with the Transactions to be approved for listing on Nasdaq at Closing. During the period from the date hereof until the Closing, Parent shall use its reasonable best efforts to ensure Parent remains listed as a public company on Nasdaq and keep the Parent Class A Stock and Parent Warrants listed for trading on Nasdaq. After the Closing, Parent shall use commercially reasonable efforts to: (a) continue the listing for trading of the Parent Class A Stock and Parent Warrants on Nasdaq; and (b) in the event any Earn-Out Shares become issuable pursuant to Article III, cause such Earn-Out Shares to be approved for listing on Nasdaq.
(b) From the date hereof through the Closing, Parent will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable securities laws.
Section 7.10 No Solicitation.
(a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Company shall not, and shall cause its Subsidiaries not to, and shall direct its stockholders, employees, agents, officers, directors, representatives and advisors (collectively, in each case in their capacity as such, “Representatives”) not to, directly or indirectly: (i) solicit, initiate, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any Person (other than Parent and its agents, representatives, advisors) concerning any merger, sale of ownership interests and/or assets of the Company, recapitalization or similar transaction (each, a “Company Business Combination”); (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Company Business Combination; or (iii) commence, continue or renew any due diligence investigation regarding a Company Business Combination. In addition, the Company shall, and shall cause its Subsidiaries and the Company Stockholders to, and shall cause their respective Representatives to, immediately cease any and all existing discussions or negotiations with any Person with respect to any Company Business Combination.
(b) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Parent and Merger Sub shall not, and shall direct their respective Representatives not to, directly or indirectly: (i) solicit, initiate, enter into or continue discussions or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any Person (other than the Company, the Company Stockholders and their respective Representatives) concerning any merger, purchase of ownership interests or assets of Parent, recapitalization or similar business combination transaction (each, a “Parent Business Combination”); (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Parent Business Combination; or (iii) commence, continue or renew any due diligence investigation regarding a Parent Business Combination. Parent and Merger Sub shall, and shall cause their respective Representatives to, immediately cease any and all existing discussions or negotiations with any Person with respect to any Parent Business Combination.
(c) Each Party shall promptly (and in no event later than 24 hours after becoming aware of such inquiry, proposal, offer or submission) notify the other Parties (and in the case of Parent’s receipt of a Parent Business Combination proposal, Parent shall also provide notice to the Company) if it or, to its Knowledge, any of its or its Representatives receives any inquiry, proposal, offer or submission with respect to a Company Business Combination or Parent Business Combination, as applicable (including the identity of the Person making such
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inquiry or submitting such proposal, offer or submission), after the execution and delivery of this Agreement. If either Party or its Representatives receives an inquiry, proposal, offer or submission with respect to a Company Business Combination or Parent Business Combination, as applicable, such Party shall provide the other Parties with a copy of such inquiry, proposal, offer or submission (and in the case of Parent’s receipt, Parent shall also provide copies to the Company).
Section 7.11 Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be used or released except for the withdrawal of interest to pay any tax obligation owed by Parent as a result of assets owned by Parent, including franchise taxes. Upon satisfaction or waiver of the conditions set forth in Article VIII and provision of notice thereof to Continental (which notice Parent shall provide to Continental in accordance with the terms of the Trust Agreement): (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Parent: (i) shall cause the documents, opinions and notices required to be delivered to Continental pursuant to the Trust Agreement to be so delivered, including providing Continental with the Trust Termination Letter; and (ii) shall use best efforts to cause Continental to, and Continental shall thereupon be obligated to, distribute the Trust Account as directed in the Trust Termination Letter, including all amounts payable to: (A) to stockholders who elect to have their Parent Class A Stock converted to cash in accordance with the provisions of Parent’s Charter Documents in respect of Parent Stockholder Redemptions; (B) for income tax or other tax obligations of Parent prior to Closing; (C) for any Parent Transaction Costs and any Company Transaction Costs; and (D) as repayment of loans and reimbursement of expenses to directors, officers and stockholders of Parent; and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 7.12 Directors’ and Officers’ Liability Insurance.
(a) Parent agrees that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors or officers, as the case may be, of any Group Company (each, together with such person’s heirs, executors or administrators, a “D&O Indemnified Party”), as provided in their respective Charter Documents or in any indemnification agreement with respect to any Group Company set forth on Schedule 7.12(a) of the Company Disclosure Letter shall survive the Closing and shall continue in full force and effect. For a period of six years from the Closing Date, Parent shall use reasonable best efforts cause the Group Companies to maintain in effect the exculpation, indemnification and advancement of expenses provisions of such Group Company’s Charter Documents as in effect immediately prior to the Closing Date or in any indemnification agreements of each Group Company with any D&O Indemnified Party as in effect immediately prior to the Closing Date, and Parent shall, and shall use reasonable best efforts to cause the Group Companies to, not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Party; provided, however, that all rights to indemnification or advancement of expenses in respect of any Legal Proceedings pending or asserted or any claim made within such period shall continue until the disposition of such Legal Proceeding or resolution of such claim. From and after the Closing Date, Parent shall use reasonable best efforts to cause the Group Companies to honor, in accordance with their respective terms, each of the covenants contained in this Section 7.12 without limit as to time.
(b) Prior to the Closing, the Company shall use reasonable best efforts to purchase a “tail” or “runoff” directors’ and officers’ liability insurance policy (the “D&O Tail”) in respect of acts or omissions occurring prior to the Effective Time covering each such Person that is a director or officer of a Group Company currently covered by a directors’ and officers’ liability insurance policy of one or more Group Companies on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date of this Agreement for the six-year period following the Closing. Parent shall, and shall use reasonable best efforts to cause the Surviving Corporation to, maintain the D&O Tail in full force and effect for its full term and cause all obligations thereunder to be honored by the Group Companies, as applicable, and no other party shall have any further obligation to purchase or pay for such insurance pursuant to this Section 7.12(b).
(c) The rights of each D&O Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such person may have under the Charter Documents of any Group Company, any other indemnification arrangement, any Legal Requirement or otherwise. The obligations of Parent and the Group Companies under this Section 7.12 shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party without the consent of such D&O Indemnified Party. The provisions of this Section 7.12
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shall survive the Closing and expressly are intended to benefit, and are enforceable by, each of the D&O Indemnified Parties, each of whom is an intended third-party beneficiary of this Section 7.12.
(d) If Parent or, after the Closing, any Group Company, or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger; or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, proper provision shall be made so that the successors and assigns of Parent or such Group Company, as applicable, assume the obligations set forth in this Section 7.12.
(e) On or before the Closing, Parent shall obtain a directors’ and officers’ liability insurance policy on terms satisfactory to the Company, which policy shall provide coverage for the directors and officers of Parent as of immediately following the Closing (and the Company and Parent shall reasonably cooperate with respect thereto).
Section 7.13 [Intentionally Left Blank]
Section 7.14 Tax Matters.
(a) Parent covenants that it will file a consolidated U.S. federal income Tax Return with the applicable Group Companies for the period starting on the day following the Closing Date and, for U.S. federal income Tax purposes, and the applicable Group Companies will become members of the affiliated group of corporations of which Parent is the common parent or of which Parent is a member on the day following the Closing Date.
(b) All transfer, documentary, sales, use, stamp, registration, excise, recording, registration value added and other such similar Taxes and fees (including any penalties and interest) that become payable in connection with or by reason of the execution of this Agreement and the Transactions shall be borne and paid by the Parent. Parent shall timely file any Tax Return or other document with respect to such Taxes or fees (and the Company and Parent shall reasonably cooperate with respect thereto as necessary).
(c) On the Closing Date, the Company shall provide Parent with a certificate on behalf of the Company, prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Sections 1.897-2(g), (h) and 1.1445-2(c)(3), certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “U.S. real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the Internal Revenue Service prepared in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2); provided, that, notwithstanding anything to the contrary, Parent’s sole remedy in the event the Company fails to deliver such certificate shall be to make a proper withholding of Tax to the extent required by applicable Tax law.
(d) All Tax sharing agreements or similar arrangements with respect to or involving any Group Company (other than any agreement entered into in the ordinary course of business and not primarily concerning Taxes or any agreement the only parties to which are Group Companies) shall be terminated prior to the Closing Date and, after the Closing Date, none of the Group Companies shall be bound thereby or have any liability thereunder for amounts due in respect of periods ending on or before the Closing Date, and there shall be no continuing obligation after the Closing Date to make any payments under any such agreements or arrangements
Section 7.15 Equity Financing Agreements.
(a) Parent shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacements of, the Equity Financing Agreements, in each case, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed in respect of any such amendment, modification, waiver or replacement that is not and would not reasonably be expected to be materially adverse to the Company or the Company Stockholders). Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Equity Financing Agreements on the terms and conditions described therein, including maintaining in effect the Equity Financing Agreements and using its reasonable best efforts to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to Parent in the Equity Financing Agreements and otherwise comply with its obligations thereunder; (ii) in the event that all
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conditions in the Equity Financing Agreements (other than conditions that Parent or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate transactions contemplated by the Equity Financing Agreements at or prior to Closing; and (iii) enforce its rights under the Equity Financing Agreements in the event that all conditions in the Equity Financing Agreements (other than conditions that Parent or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, to cause the applicable Equity Financing Investor to contribute to Parent the applicable portion of the Equity Financing Amount set forth in the applicable Equity Financing Agreement at or prior to the Closing. Without limiting the generality of the foregoing, Parent shall give the Company prompt (and, in any event within three (3) Business Days) written notice: (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Equity Financing Agreement known to Parent; (B) of the receipt of any written notice or other written communication from any party to any Equity Financing Agreement with respect to any actual, potential or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Equity Financing Agreement or any provisions of any Equity Financing Agreement; and (C) if Parent does not expect to receive all or any portion of the Equity Financing Amount on the terms, in the manner or from the sources contemplated by the Equity Financing Agreements. The Equity Financing Agreements contain all of the conditions precedent to the obligations of the Equity Financing Investors to contribute to Parent the applicable portion of the Equity Financing Amount set forth in the applicable Equity Financing Agreement on the terms therein.
(b) Parent shall use its reasonable best efforts to cause the Equity Financing Investors to contribute the Equity Financing Amount at or prior to the Closing if all conditions set forth in the applicable Equity Financing Agreement have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing and other than conditions that Parent or any of its Affiliates control the satisfaction of). Parent shall use its reasonable best efforts to take, or cause to be taken, all actions required to obtain the Equity Financing Amount contemplated by the Equity Financing Agreements, including enforcing the rights of Parent under the Equity Financing Agreements.
Section 7.16 Section 16 Matters. Prior to the Effective Time, Parent shall take all reasonable steps as may be required or permitted to cause any acquisition or disposition of the Parent Class A Stock that occurs or is deemed to occur by reason of or pursuant to the Transactions by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent to be exempt under Rule 16b-3 promulgated under the Exchange Act, including by taking steps in accordance with the No-Action Letter, dated January 12, 1999, issued by the SEC regarding such matters.
Section 7.17 Board of Directors.
(a) Subject to the terms of the Parent’s Charter Documents, Parent shall take all such action within its power as may be necessary or appropriate such that immediately following the Effective Time:
(i) the board of directors of Parent shall consist of up to nine (9) directors, which shall initially include: (i) Nat Turner, Emily Leproust and Eli Casdin, as designees of Parent; and (ii) the remaining director nominees to be designated by the Company pursuant to written notice to Parent as soon as reasonably practicable following the date of this Agreement; and
(ii) the board of directors of Parent shall have a majority of “independent” directors for the purposes of Nasdaq rules, each of whom shall serve in such capacity in accordance with the terms of the Parent’s Organizational Documents following the Effective Time.
(b) On the Closing Date, Parent shall enter into customary indemnification agreements reasonably satisfactory to the Company with each individual to be appointed to, or serving on, the board of directors of Parent upon the Closing, which indemnification agreements shall continue to be effective following the Closing (the “Indemnification Agreements”).
Section 7.18 LTIP and ESPP. Effective as of (and contingent on) the Closing, Parent shall adopt (a) the LTIP, in substantially the form attached hereto as Exhibit C (as such form may be modified in accordance with this
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Section 7.18) and (b) the ESPP, in substantially the form attached hereto as Exhibit D (as such form may be modified in accordance with this Section 7.18). The Company may propose further edits to the LTIP and the ESPP based on recommendations from the Company’s compensation consultant and the board of directors of the Company, which, after consideration and approval by Parent, not to be unreasonably withheld or delayed, shall be incorporated into the LTIP and the ESPP in advance of the Special Meeting.
Section 7.19 Release.
(a) Effective upon and following the Closing, Parent, on its own behalf and on behalf of its respective Affiliates and Representatives, generally, irrevocably, unconditionally and completely releases and forever discharges the Company, each Company Stockholder, its Affiliates, and its and their respective Related Parties, (collectively, the “Company Stockholder Released Parties”) from all disputes, claims, losses, controversies, demands, rights, Liabilities, actions and causes of action of every kind and nature, whether known or unknown, arising from any matter concerning any Group Company occurring prior to the Closing Date (other than as contemplated by this Agreement and the other Transaction Agreements), including for controlling equityholder liability or breach of any fiduciary duty relating to any pre-Closing actions or failures to act by the Company Stockholder Released Parties; provided, however, that nothing in this 7.19(a) shall release any Company Stockholder Released Parties from (i) their obligations under this Agreement or the other Transaction Agreements; (ii) as applicable, any disputes, claims, losses, controversies, demands, rights, Liabilities, breaches of fiduciary duty, actions and causes of action arising out of such Company Stockholder Released Party’s employment by any Group Company; (iii) any commercial Contract between the Company and a Company Stockholder Released Party that is in force as of the Closing Date or (iv) from any claim of fraud on the part of any Company Stockholder Released Party.
(b) Effective upon and following the Closing, each Company Stockholder (solely in its capacity as a stockholder of the Company), on its own behalf and on behalf of each of its Affiliates and Representatives (collectively, the “Company Stockholder Releasing Parties”), generally, irrevocably, unconditionally and completely releases and forever discharges each of Parent and each Group Company, their respective Affiliates, and its and their respective Related Parties (collectively, the “Parent Released Parties”) from all disputes, claims, losses, controversies, demands, rights, Liabilities, actions and causes of action of every kind and nature, whether known or unknown, arising from (i) the Company Stockholder Releasing Party’s ownership or purported ownership of (or right to acquire) shares of capital stock, warrants, options or other securities of or interests in the Company or relating to the governance of the Company, including any and all claims that the Company Stockholder Releasing Party may have against any of the Parent Released Parties with respect thereto whether pursuant to any contract or agreement with respect thereto, breach or alleged breach of fiduciary duty or otherwise and (ii) the negotiation or execution of this Agreement or the other Transaction Agreement, or the consummation of any of the Transactions; provided, however, that, for the avoidance of doubt, nothing in this Section 7.19(b) shall release the Parent Released Parties from their obligations or otherwise modify, waive, replace, supersede, or impair in any way any rights of any Company Stockholder Releasing Party (A) under this Agreement or the other Transaction Agreements, (B) with respect to any salary, bonuses, vacation pay or employee benefits accrued pursuant to a Company Benefit Plan in effect as of the date of this Agreement or any expense reimbursement pursuant to a policy of the Group Companies in effect as of the date of this Agreement accrued in the ordinary course of business; or (C) under any Contract between the Company Stockholder and a Parent Released Party to the extent that such Contract does not specifically pertain to such Company Stockholder’s ownership or purported ownership of (or right to acquire) shares of capital stock, warrants, options or other securities of or interests in the Company or specifically relate to the governance of the Company; (D) with respect to any rights to indemnification, exculpation or expense reimbursement to the extent provided for in the Company Organizational Documents or in any indemnification agreement with a Group Company; or (E) from any claim of fraud on the part of any Parent Released Party.
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ARTICLE VIII
CONDITIONS TO THE TRANSACTION
Section 8.1 Conditions to Obligations of Each Party’s Obligations. The respective obligations of each Party to this Agreement to effect the Merger and the other Transactions shall be subject to the satisfaction at or prior to the Closing of the following conditions:
(a) The Parent Stockholder Matters shall have been duly adopted by the stockholders of Parent.
(b) Parent shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(i) of the Exchange Act) following the exercise by the holders of Parent Class A Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing of their right to convert their Parent Class A Common Stock held by them into a pro rata share of the Trust Account in accordance with Parent’s Organizational Documents.
(c) All applicable waiting periods (and any extensions thereof) under the HSR Act will have expired or otherwise been terminated.
(d) No provision of any Applicable Legal Requirement prohibiting, enjoining or making illegal the consummation of the Transactions shall be in effect and no temporary, preliminary or permanent restraining Order prohibiting, enjoining or making illegal the consummation of the Transactions will be in effect.
Section 8.2 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate and effect the Merger and the other Transactions shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:
(a) The Fundamental Representations of Parent, other than Section 5.3, shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” or any similar limitation contain herein) on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); the representations and warranties of Parent set forth in Section 5.3 shall be true and correct in all respects on and as of the date of this Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except for any de minimis inaccuracies; and all other representations and warranties of Parent set forth in Article V hereof shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” or any similar limitation contained herein) on and as of the date of this Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of Parent to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Parent Material Adverse Effect.
(b) Parent and Merger Sub shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, in each case in all material respects.
(c) Parent shall have delivered to the Company a certificate, signed by an executive officer of Parent and dated as of the Closing Date, certifying as to the matters set forth in Section 8.2(a) and Section 8.2(b).
(d) Parent shall have delivered or shall stand ready to deliver all of the certificates, instruments, Contracts and other documents specified to be delivered by it hereunder, including copies of the documents to be delivered by Parent pursuant to Section 1.3(a), duly executed by Parent and Merger Sub, as applicable.
(e) The Parent Charter shall be amended and restated in the form of the Parent A&R Charter and the Parent Bylaws shall be amended and restated in the form of the Parent A&R Bylaws.
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(f) Parent shall have made appropriate arrangements to have the Trust Account, less amounts paid and to be paid pursuant to Section 7.11, available to Parent for payment of the Closing Cash Payment Amount, the Company Transaction Costs and the Parent Transaction Costs at the Closing.
(g) The funds contained in the Trust Account, together with the Equity Financing Amount to be received substantially concurrently with the Closing, shall equal or exceed the Company’s Required Funds, following (i) payment of the aggregate amount of cash proceeds that will be required to satisfy any exercise of the Parent Stockholder Redemptions, and (ii) payment of all Company Transaction Costs and Parent Transaction Costs.
(h) The shares of Parent Class A Stock to be issued in connection with the Merger shall have been approved for listing on the Nasdaq.
(i) No Parent Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.
Section 8.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect the Merger and the other Transactions shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:
(a) The Fundamental Representations of the Company, other than Section 4.3, shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation contain herein) on and as of the date of this Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); the representations and warranties of the Company set forth in Section 4.3 shall be true and correct in all respects on and as of the date of this Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except for any de minimis inaccuracies; and all other representations and warranties of the Company set forth in Article IV hereof shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation contained herein) on and as of the date of this Agreement and on as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Company Material Adverse Effect.
(b) The Company shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects.
(c) The Company shall have delivered to Parent a certificate, signed by an executive officer of the Company and dated as of the Closing Date, certifying as to the matters set forth in Section 8.3(a) and Section 8.3(b).
(d) The Company Stockholder Approval shall have been obtained.
(e) No Company Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.
(f) The Company shall have delivered, or caused to be delivered, or shall stand ready to deliver all of the certificates, instruments, Contracts and other documents specified to be delivered by it hereunder, including copies of the documents to be delivered by the Company pursuant to Section 1.3(b), duly executed by the applicable signatory or signatories specified in Section 1.3(b), if any.
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ARTICLE IX
TERMINATION
Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing:
(a) by mutual written agreement of Parent and the Company at any time;
(b) by either Parent or the Company if the Transactions shall not have been consummated by November 9, 2021 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any Party whose action or failure to act has been a principal cause of or resulted in the failure of the Transactions to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;
(c) by either Parent or the Company if a Governmental Entity shall have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, including the Merger, which Order or other action is final and nonappealable;
(d) by the Company, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Parent or Merger Sub, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that the conditions set forth in Article VIII would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, that if such breach by Parent or Merger Sub is curable by Parent or Merger Sub prior to the Closing, then the Company must first provide written notice of such breach and may not terminate this Agreement under this Section 9.1(d) until the earlier of: (i) 30 days after delivery of written notice from the Company to Parent of such breach; and (ii) the Outside Date; provided, further, that each of Parent and Merger Sub continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 9.1(d) if: (A) it shall have materially breached this Agreement and such breach has not been cured; or (B) if such breach by Parent or Merger Sub is cured during such 30-day period);
(e) by Parent, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Article VIII would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, that if such breach is curable by the Company prior to the Closing, then Parent must first provide written notice of such breach and may not terminate this Agreement under this Section 9.1(e) until the earlier of: (i) 30 days after delivery of written notice from Parent to the Company of such breach; and (ii) the Outside Date; provided, further, that the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 9.1(e) if: (A) it shall have materially breached this Agreement and such breach has not been cured; or (B) if such breach by the Company is cured during such 30-day period);
(f) by either Parent or the Company, if, at the Special Meeting (including any adjournments thereof), the Parent Stockholder Matters are not duly adopted by the stockholders of Parent by the requisite vote under the DGCL and the Parent Organizational Documents;
(g) by the Company, if the Parent Stockholder Redemption results in the condition set forth in Section 8.2(g) becoming incapable of being satisfied at the Closing; or
(h) by Parent within twenty-four hours of the Company Stockholder Approval Deadline if the Company Stockholder Approval shall not have been obtained by the Company Stockholder Approval Deadline.
Section 9.2 Notice of Termination; Effect of Termination.
(a) Any termination of this Agreement under Section 9.1 above will be effective immediately upon the delivery of written notice of the terminating Party to the other Parties.
(b) In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect and the Transactions shall be abandoned, except for and subject to the following: (i)
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Section 7.4, Section 7.7, this Section 9.2, Article XI and the Confidentiality Agreement shall survive the termination of this Agreement; and (ii) nothing herein shall relieve any Party from liability for any willful and intentional breach of this Agreement or intentional fraud in the making of the representations and warranties in this Agreement.
ARTICLE X
NO SURVIVAL
Section 10.1 No Survival. None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, neither this Section 10.1 nor anything else in this Agreement to the contrary shall limit: (a) the survival of any covenant or agreement of the Parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms; or (b) any claim against the Company with respect to intentional fraud in the making of the representations and warranties by the Company in Article IV or any claim against Parent with respect to intentional fraud in the making of the representations and warranties by Parent in Article V, as applicable.
ARTICLE XI
GENERAL PROVISIONS
Section 11.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally; (b) one Business Day after being sent by a nationally recognized overnight courier guaranteeing overnight delivery; (c) on the date delivered, if delivered by email, with confirmation of transmission; or (d) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:
if to Parent or Merger Sub, to:
CM Life Sciences, Inc.
667 Madison Avenue
New York, NY 10065
Attention: Eli Casdin, Chief Executive Officer
E-mail: eli@casdincapital.com
with a copy (which shall not constitute notice) to:
White & Case LLP
1221 Avenue of the Americas
New York, NY 10020-1095
Attention: Matthew Kautz; Joel Rubinstein
Email: mkautz@whitecase.com; joel.rubinstein@whitecase.com
if to the Company, prior to the Closing, to:
Mount Sinai Genomics, Inc. d/b/a Sema4
333 Ludlow Street
Stamford, Connecticut 06902
Attention: General Counsel
Email: legal@sema4.com
with a copy (which shall not constitute notice) to:
Fenwick & West LLP
902 Broadway
New York, NY 10010
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Attention: Ethan A. Skerry; Robert A. Freedman; David K. Michaels
Email: eskerry@fenwick.com; rfreedman@fenwick.com; dmichaels@fenwick.com or to such other address or to the attention of such Person or Persons as the recipient Party has specified by prior written notice to the sending Party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.
Section 11.2 Interpretation. The words “hereof,” “herein,” “hereinafter,” “hereunder,” and  “hereto” and words of similar import refer to this Agreement as a whole and not to any particular section or subsection of this Agreement and reference to a particular section of this Agreement will include all subsections thereof, unless, in each case, the context otherwise requires. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context shall require, any pronoun shall include the corresponding masculine, feminine and neuter forms. When a reference is made in this Agreement to an Exhibit, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The words “made available” mean that the subject documents or other materials were included in and available at the “Project Snow” online datasite hosted by “Datasite Diligence” prior to the date of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity. The word “or” shall be disjunctive but not exclusive. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. References to a particular statute or regulation including all rules and regulations thereunder and any predecessor or successor statute, rule, or regulation, in each case as amended or otherwise modified from time to time. All references to currency amounts in this Agreement shall mean United States dollars. The Parties acknowledge and agree that ISMMS shall not be deemed to be a Person “acting on behalf of any Group Company” for any purpose with respect to Article IV of this Agreement solely by virtue of ISMMS’s provision of transition or other services to the Company in connection with the Company’s spinout from ISMMS in 2017 or by virtue of the fact that employees of the Company may also hold or have held positions with ISMMS at any particular time.
Section 11.3 Counterparts; Electronic Delivery. This Agreement, the Transaction Agreements and each other document executed in connection with the Transactions, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery by electronic transmission to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence.
Section 11.4 Entire Agreement; Third Party Beneficiaries. This Agreement, the other Transaction Agreements and any other documents and instruments and agreements among the Parties as contemplated by or referred to herein, including the Exhibits and Schedules hereto: (a) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof; and (b) other than the rights, at and after the Effective Time, of Persons pursuant to the provisions of Section 7.3(b), Section 7.12 and Section 11.14 (which will be for the benefit of the Persons set forth therein), are not intended to confer upon any other Person other than the Parties any rights or remedies.
Section 11.5 Severability. In the event that any term, provision, covenant or restriction of this Agreement, or the application thereof, is held to be illegal, invalid or unenforceable under any present or future Legal Requirement: (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement will
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remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom; and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.
Section 11.6 Other Remedies; Specific Performance. Except as otherwise provided herein, prior to the Closing, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction and immediate injunctive relief to prevent breaches of this Agreement, without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the Parties. Each of the Parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each Party hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.
Section 11.7 Governing Law. This Agreement and the consummation the Transactions, and any action, suit, dispute, controversy or claim arising out of this Agreement and the consummation of the Transactions, or the validity, interpretation, breach or termination of this Agreement and the consummation of the Transactions, shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.
Section 11.8 Consent to Jurisdiction; Waiver of Jury Trial.
(a) Any proceeding based upon or arising out of this Agreement, the other Transaction Agreements and the consummation of the Transactions must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware). Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of such courts, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such Person and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Each Party and any Person asserting rights as a third-party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any legal dispute, that: (i) such Person is not personally subject to the jurisdiction of the above named courts for any reason; (ii) such Legal Proceeding may not be brought or is not maintainable in such court; (iii) such Person’s property is exempt or immune from execution; (iv) such Legal Proceeding is brought in an inconvenient forum; or (v) the venue of such Legal Proceeding is improper. Each Party and any Person asserting rights as a third-party beneficiary hereby agrees not to commence or prosecute any such action, claim, cause of action or suit other than before one of the above-named courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit to any court other than one of the above-named courts, whether on the grounds of inconvenient forum or otherwise. Each Party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 11.1. Notwithstanding the foregoing in this Section 11.8, any Party may commence any action, claim, cause of action or suit in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.
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(b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS WHICH CANNOT BE WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT, EACH OTHER TRANSACTION AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.
Section 11.9 Rules of Construction. Each of the Parties agrees that it has been represented by independent counsel of its choice during the negotiation and execution of this Agreement and each Party hereto and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.
Section 11.10 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, each Party will pay its own costs and expenses incurred in anticipation of, relating to and in connection with the negotiation and execution of this Agreement and the Transaction Agreements and the consummation of the Transactions.
Section 11.11 Assignment. No Party may assign, directly or indirectly, including by operation of law, either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. Subject to the first sentence of this Section 11.11, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 11.12 Amendment. This Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Parties; provided that, following the receipt of the Company Stockholder Approval, there shall be no amendment to this Agreement (or any of the provisions hereof) which under the DGCL or other Applicable Legal Requirements would require further approval by the stockholders of the Company in accordance with the Company Organizational Documents without such approval.
Section 11.13 Extension; Waiver. At any time prior to the Closing, Parent (on behalf of itself and Merger Sub), on the one hand, and the Company (on behalf of itself and the Company Stockholders), on the other hand, may, to the extent not prohibited by Applicable Legal Requirements: (a) extend the time for the performance of any of the obligations or other acts of the other Party; (b) waive any inaccuracies in the representations and warranties made to the other Party contained herein or in any document delivered pursuant hereto; and (c) waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right. In the event any provision of any of the other Transaction Agreement in any way conflicts with the provisions of this Agreement (except where a provision therein expressly provides that it is intended to take precedence over this Agreement), this Agreement shall control.
Section 11.14 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, this Agreement may only be enforced against, and any Legal Proceeding for breach of this Agreement may only be made against, the entities that are expressly identified herein as Parties to this Agreement, and no Related Party of a Party shall have any liability for any liabilities or obligations of the Parties for any Legal Proceeding (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any oral representations made or alleged to be
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made in connection herewith. No Party shall have any right of recovery in respect hereof against any Related Party of a Party and no personal liability shall attach to any Related Party of a Party through such Party, whether by or through attempted piercing of the corporate veil, by the enforcement of any judgment, fine or penalty or by virtue of any Legal Requirement or otherwise. Without limiting the generality of the foregoing, the Parties will not, and will not cause or permit any other Person to, hold or attempt to hold any Related Party liable for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or any Related Party, or their respective agents or other Representatives, concerning a Group Company, this Agreement or the Transactions. The provisions of this Section 11.14 are intended to be for the benefit of, and enforceable by the Related Parties of the Parties and each such Person shall be a third-party beneficiary of this Section 11.14. This Section 11.14 shall be binding on all successors and assigns of Parties.
Section 11.15 Legal Representation.
(a) Parent hereby agrees on behalf of its directors, members, partners, officers, employees and Affiliates (including after the Closing, the Company), and each of their respective successors and assigns (all such parties, the “Parent Waiving Parties”), that Fenwick & West LLP (or any successor) may represent the Company Stockholders or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Company) (collectively, the “Stockholder Group”), in each case, in connection with any Legal Proceeding or obligation arising out of or relating to this Agreement, any Transaction Agreement or the Transactions, notwithstanding its representation (or any continued representation) of the Group Companies or other Parent Waiving Parties, and each of Parent and the Company on behalf of itself and the Parent Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. Parent and the Company acknowledge that the foregoing provision applies whether or not Fenwick & West LLP provides legal services to any Group Companies after the Closing Date. Each of Parent and the Company, for itself and the Parent Waiving Parties, hereby further irrevocably acknowledges and agrees that all communications, written or oral, between any Group Company or any member of the Stockholder Group and its counsel, including Fenwick & West LLP, made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Legal Proceeding arising out of or relating to, this Agreement, any Transaction Agreements or the Transactions, or any matter relating to any of the foregoing, are privileged communications that do not pass to the Company notwithstanding the Merger, and instead survive, remain with and are controlled by the Stockholder Group (the “Stockholder Privileged Communications”), without any waiver thereof. Parent and the Company, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Stockholder Privileged Communications, whether located in the records or email server of the Company or otherwise (including in the knowledge or the officers and employees of the Company), in any Legal Proceeding against or involving any of the Parties after the Closing, and Parent and the Company agree not to assert that any privilege has been waived as to the Stockholder Privileged Communications, whether located in the records or email server of the Company or otherwise (including in the knowledge of the officers and employees of the Company).
(b) The Company hereby agrees on behalf of its directors, members, partners, officers, employees and Affiliates and the Company Stockholders, and each of their respective successors and assigns (all such parties, the “Company Waiving Parties”), that White & Case LLP (or any successor) may represent the Sponsor, Parent or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Company) (collectively, the “Parent Group”), in each case, in connection with any Legal Proceeding or obligation arising out of or relating to this Agreement, any Transaction Agreement or the Transactions, notwithstanding its representation (or any continued representation) of the Parent Group, and the Company on behalf of itself and Company Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. The Company acknowledges that the foregoing provision applies whether or not White & Case LLP provides legal services to the Sponsor or Parent after the Closing Date. The Company, for itself and the Waiving Parties, hereby further irrevocably acknowledges and agrees that all communications, written or oral, between any of the Parent Group and its counsel, including White & Case LLP, made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Legal Proceeding arising out of or relating to, this Agreement, any Transaction Agreements or the Transactions, or any matter relating to any of the foregoing, are privileged communications that do not pass to the Company
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notwithstanding the Merger, and instead survive, remain with and are controlled by the Sponsor and Parent (the “Parent Privileged Communications”), without any waiver thereof. Sponsor and Parent, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Stockholder Privileged Communications, whether located in the records or email server of the Company or otherwise (including in the knowledge or the officers and employees of the Company), in any Legal Proceeding against or involving any of the Parties after the Closing, and the Company Waiving Parties agree not to assert that any privilege has been waived as to the Parent Privileged Communications.
Section 11.16 Disclosure Letters and Exhibits. The Company Disclosure Letter and Parent Disclosure Letter shall each be arranged in separate parts corresponding to the numbered and lettered sections and subsections in this Agreement, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular provision set forth in the corresponding numbered or lettered Section or subsection of this Agreement, except to the extent that: (a) such information is cross-referenced in another part of the Company Disclosure Letter or Parent Disclosure Letter, as applicable; or (b) it is reasonably apparent on the face of the disclosure (without any independent knowledge on the part of the reader regarding the matter disclosed) that such information qualifies another provision in this Agreement. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Company Disclosure Letter and Parent Disclosure Letter is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Letter or Parent Disclosure Letter in any dispute or controversy between the Parties as to whether any obligation, item, or matter not described herein or included in Company Disclosure Letter or the Parent Disclosure Letter is or is not material for purposes of this Agreement. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to constitute an acknowledgment by the Company or Parent, as applicable, that the matter is required to be disclosed by the terms of this Agreement, nor shall such disclosure be deemed (a) an admission of any breach or violation of any Contract or Legal Requirement, (b) an admission of any liability or obligation to any third party, or (c) to establish a standard of materiality. The disclosure of any items or information that is not required by this Agreement to be so included is solely for informational purposes and the convenience of Parent and Merger Sub or the Company, as applicable. In addition, under no circumstances shall the disclosure of any matter in this Company Disclosure Letter or Parent Disclosure Letter, where a representation or warranty of the Company or Parent, as applicable, is limited or qualified by the materiality of the matters to which the representation or warranty is given or by Company Material Adverse Effect, imply that any other undisclosed matter having a greater value or other significance is material or would have a Company Material Adverse Effect. Neither the Company nor Parent shall be prejudiced in any manner whatsoever, and no presumptions shall be created, by virtue of the disclosure of any matter in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, which otherwise is not required to be disclosed by this Agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

CM LIFE SCIENCES, INC.

By:
Name:
Title:

S-IV SUB, INC.

By:
Name:
Title:
[SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]
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MOUNT SINAI GENOMICS, INC.

By:
Name:
Title:
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SCHEDULE A
DEFINED TERMS
Section 1.1. Defined Terms. Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

“A&R Registration Rights Agreement”	Recitals
“Acceleration Event”	Section 3.2
“Additional Parent SEC Reports”	Section 5.7(a)
“Affiliate”	Schedule A, Section 1.2
“Agreement”	Preamble
“Antitrust Laws”	Schedule A, Section 1.2
“Applicable Legal Requirements”	Recitals
“Approvals”	Section 4.6(b)
“Audited Financial Statements”	Section 4.8(a)
“Base Value”	Schedule A, Section 1.2
“Business Day”	Schedule A, Section 1.2
“Cash Pro Rata Share”	Schedule A
“Certificate”	Section 2.7(a)
“Certificate of Merger”	Section 1.4(c)
“Certifications”	Section 5.7(a)
“Change in Recommendation”	Section 7.1(b)
“Change of Control”	Schedule A, Section 1.2
“Charter Documents”	Section 4.1
“Class A Common Stock”	Schedule A, Section 1.2
“Class B Common Stock”	Schedule A, Section 1.2
“Closing”	Section 1.1
“Closing Cash Payment Amount”	Schedule A, Section 1.2
“Closing Consideration”	Section 2.8(a)
“Closing Date”	Section 1.1
“Closing Form 8-K”	Section 7.3(c)
“Closing Merger Consideration”	Schedule A, Section 1.2
“Closing Number of Securities”	Schedule A, Section 1.2
“Closing Press Release”	Section 7.3(c)
“Closing Securities Payment Amount”	Schedule A, Section 1.2
“Code”	Schedule A, Section 1.2
“Common Share Price”	Schedule A, Section 1.2
“Company”	Preamble
“Company Benefit Plan”	Section 4.12(a)
“Company Business Combination”	Section 7.10(a)
“Company Common Stock”	Schedule A, Section 1.2
“Company Disclosure Letter”	Article IV, Preamble
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“Company Organizational Documents”	Schedule A, Section 1.2
“Company Material Adverse Effect”	Schedule A, Section 1.2
“Company Material Contract”	Section 4.20(a)
“Company Stockholder”	Schedule A, Section 1.2
“Company Stockholder Approval”	Recitals
“Company Subsidiaries”	Section 4.2(a)
“Company Transaction Costs”	Schedule A, Section 1.2
“Company’s Required Funds”	Schedule A, Section 1.2
“Company Waiving Parties”	Section 11.15
“Confidentiality Agreement”	Schedule A, Section 1.2
“Continental”	Section 5.14(a)
“Contract”	Schedule A, Section 1.2
“Copyright”	Schedule A, Section 1.2
“Current Government Contract”	Schedule A, Section 1.2
“D&O Indemnified Party”	Section 7.12(a)
“D&O Tail”	Section 7.12(b)
“DGCL”	Recitals
“EAR”	Definition of Specified Business Conduct Laws
“Earn-Out Period”	Schedule A, Section 1.2
“Earn-Out Pro Rata Share”	Schedule A
“Earn-Out Shares”	Section 3.1(a)
“Effective Time”	Section 2.1
“Environmental Law”	Schedule A, Section 1.2
“ERISA”	Schedule A, Section 1.2
“ERISA Affiliate”	Schedule A, Section 1.2
“Equity Financing Agreement”	Section 5.13
“Equity Financing Amount”	Section 5.13
“Equity Financing Investors”	Section 5.13
“ESPP”	Recitals
“Exchange Act”	Schedule A, Section 1.2
“Exchange Agent”	Section 2.8(a)
“Exchange Fund”	Section 2.8(c)
“Excluded Share”	Section 2.7(d)
“Financial Statements”	Section 4.8(a)
“Fully Diluted Company Shares”	Schedule A, Section 1.2
“Fundamental Representations”	Schedule A, Section 1.2
“GAAP”	Schedule A, Section 1.2
“Governmental Entity”	Schedule A, Section 1.2
“Government Grants”	Section 4.25
“Group Companies”	Schedule A, Section 1.2
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“Group Companies’ Privacy Notices”	Section 4.19(a)
“Hazardous Material”	Schedule A, Section 1.2
“HSR Act”	Section 4.5(b)
“Indebtedness”	Schedule A, Section 1.2
“Insider”	Section 4.22
“Intended Tax Treatment”	Recitals
“Insurance Policies”	Section 4.21
“Intellectual Property”	Schedule A, Section 1.2
“Interim Financial Statements”	Section 4.8(a)
“Knowledge”	Schedule A, Section 1.2
“Leased Real Property”	Section 4.14(b)
“Legal Proceeding”	Schedule A, Section 1.2
“Legal Requirements”	Schedule A, Section 1.2
“Lien”	Schedule A, Section 1.2
“Losses”	Schedule A, Section 1.2
“LTIP”	Recitals
“Material Current Government Contract”	Section 4.7
“Merger”	Recitals
“Merger Sub”	Preamble
“Merger Sub Common Stock”	Section 5.3(b)
“Nasdaq”	Section 5.12
“OFAC”	Schedule A, Section 1.2
“Order”	Schedule A, Section 1.2
“Outside Date”	Section 9.1(b)
“Owned Real Property”	Section 4.14(a)
“Parent”	Preamble
“Parent A&R Bylaws”	Recitals
“Parent A&R Charter”	Recitals
“Parent Business Combination”	Section 7.10(b)
“Parent Cash”	Schedule A, Section 1.2
“Parent Class A Stock”	Section 5.3(a)
“Parent Class B Stock”	Section 5.3(a)
“Parent Charter”	Schedule A, Section 1.2
“Parent Disclosure Letter”	Article V
“Parent Group”	Section 11.15
“Parent Group”	Section 11.15
“Parent Material Adverse Effect”	Schedule A, Section 1.2
“Parent Material Contracts”	Section 5.11
“Parent Option”	Section 2.12(a)
“Parent Organizational Documents”	Schedule A, Section 1.2
“Parent Privileged Communications”	Section 11.15
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“Parent Recommendation”	Recitals
“Parent SEC Reports”	Section 5.7(a)
“Parent Shares”	Section 5.3(a)
“Parent Stockholder Matters”	Section 7.1(a)(i)
“Parent Stockholder Redemption”	Section 7.1(a)(i)
“Parent Transaction Costs”	Schedule A, Section 1.2
“Parent Units”	Schedule A, Section 1.2
“Parent Waiving Parties”	Section 11.15
“Parent Warrants”	Section 5.3(a)
“Parties”	Preamble
“Patent”	Schedule A, Section 1.2
“PCAOB Financial Statements”	Section 7.1(a)(ii)
“Permitted Lien”	Schedule A, Section 1.2
“Person”	Schedule A, Section 1.2
“Private Placement Warrants”	Section 5.3(a)
“Proxy Clearance Date”	Section 7.1(a)(i)
“Proxy Statement”	Section 7.1(a)(i)
“Public Warrants”	Section 5.3(a)
“Related Parties”	Schedule A, Section 1.2
“Released Claims”	Section 7.7(a)
“Remedies Exception”	Section 4.4
“Representatives”	Section 7.10(a)
“Restricted Cash”	Schedule A, Section 1.2
“SEC”	Schedule A, Section 1.2
“Securities Act”	Schedule A, Section 1.2
“Special Meeting”	Section 7.1(b)
“Specified Business Conduct Laws”	Schedule A, Section 1.2
“Sponsor”	Schedule A, Section 1.2
“Stockholder Consent and Joinder”	Recitals
“Stockholder Group”	Section 11.15
“Stockholder Privileged Communications”	Section 11.15
“Subsidiary”	Schedule A, Section 1.2
“Surrender Documentation”	Section 2.8(d)
“Surviving Corporation”	Recitals
“Tax Return”	Schedule A, Section 1.2
“Tax/Taxes”	Schedule A, Section 1.2
“Top Customer”	Section 4.28
“Top Supplier”	Section 4.28
“Total Consideration”	Section 2.6(a)
“Transaction Agreements”	Schedule A, Section 1.2
“Transaction Tax Benefits”	Section 7.15(a)
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“Transaction Tax Deductions”	Schedule A, Section 1.2
“Transactions”	Schedule A, Section 1.2
“Trademarks”	Schedule A, Section 1.2
“Trade Secrets”	Schedule A, Section 1.2
“Treasury Regulations”	Schedule A, Section 1.2
“Triggering Event I”	Schedule A, Section 1.2
“Triggering Event II”	Schedule A, Section 1.2
“Triggering Event III”	Schedule A, Section 1.2
“Triggering Event IV”	Schedule A, Section 1.2
“Triggering Events”	Schedule A, Section 1.2
“Trust Agreement”	Section 5.14(a)
“Trust Account”	Section 5.14(a)
“Trust Termination Letter”	Section 7.5
“Upper Band Amount”	Schedule A, Section 1.2
“WARN”	Section 4.13(e)
“Within the Band Amount”	Schedule A, Section 1.2
Section 1.2. Additional Terms. For purposes of this Agreement, the following capitalized terms have the following meanings:
“Affiliate” shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the Parties acknowledge and agree that neither ISMMS nor any other MSHS Entity shall be deemed to be an Affiliate of a Group Company for any purpose in this Agreement.
“Aggregate Company Share Amount” shall mean the sum, without duplication, of (a) the aggregate number of shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time, (b) the aggregate number of shares of Company Common Stock that are issuable upon the exercise of Company Options or vesting of Company RSUs or other direct or indirect rights to acquire shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time (and in the case of Company SARs, the aggregate number of shares of Company Common Stock on which the value of such Company SARs is based), in each case calculated on a treasury stock basis and after giving effect to the conversion of the Class B Common Stock pursuant to the Mandatory Conversion Notice under the Company Organizational Documents, and (c) the aggregate number of shares of Company Common Stock that would be issuable upon the conversion all shares of Company Preferred Stock into shares of Company Common Stock pursuant to the Company Organizational Documents; provided that, for the avoidance of doubt, the Earnout RSUs shall be disregarded for the purpose of the Aggregate Company Share Amount.
“Antitrust Laws” shall mean the HSR Act and any federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade or the significant impediment of effective competition, including merger control procedures.
“Base Value” shall mean an amount equal to $2,000,000,000.00.
“Business Day” shall mean any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York are authorized or required by Legal Requirements to close.
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“Cash Cap” means the amount, if any, specified by such Company Stockholder in its Cash Election as the maximum amount of Closing Available Cash elected by such Company Stockholder; provided, however, that such amount shall not exceed such Company Stockholder’s Cash Pro Rata Share of $343,000,000.
“Cash Election” shall mean an affirmative election by a Company Stockholder to receive its Cash Pro Rata Share of the Closing Available Cash and, if applicable, Cash Pro Rata Share Excess Amount of the Closing Available Excess Cash, in a form acceptable to the Company, duly executed by the Company Stockholder and delivered to the Company on or before the fifth (5th) Business Day prior to the Effective Time. For clarity, a Company Stockholder’s Cash Election may be set forth in its duly executed Stockholder Consent and Joinder, but may also be in such other form as the Company deems acceptable.
“Cash Pro Rata Share” shall mean, for each Company Stockholder that has submitted a Cash Election on or before the fifth (5th) Business Day prior to the Effective Date, a ratio, (a) the numerator of which is such Company Stockholder’s Total Stockholder Outstanding Shares and (b) the denominator of which is the Total Outstanding Company Shares. The Cash Pro Rata Share of each Company Stockholder that has not submitted a Cash Election and/or has confirmed in writing to the Company that it does not wish to make a Cash Election shall be deemed to be equal to zero (0).
“Cash Pro Rata Share Excess Amount” shall mean, for each Company Stockholder that has submitted a Cash Election to receive a portion of the Closing Available Excess Cash on or before the fifth (5th) Business Day prior to the Effective Date, a portion of such Closing Available Excess Cash equal to: (a) such Company’s Stockholder’s Cash Pro Rata Share Excess Percentage of the Closing Available Excess Cash or (b) if such Company Stockholder has specified a Cash Cap, the lesser of such Company’s Stockholder’s (i) Cash Pro Rata Share Excess Percentage of the Closing Available Excess Cash and (ii) such amount as would result in the Company Stockholder receiving a portion of all Closing Available Cash equal to such Company Stockholder’s Cash Cap. To the extent a Company Stockholder has specified a Cash Cap, the portion of the Closing Available Excess Cash that would otherwise be distributed to such Company Stockholder in the absence of such Cash Cap shall be treated as Closing Available Cash in computing the Cash Pro Rata Share Excess Amounts of Company Stockholders who have not specified a Cash Cap.
“Cash Pro Rata Share Excess Percentage” means the quotient, expressed as a percentage, obtained by dividing (a) the Cash Pro Rata Share of such Company Stockholder by (b) the aggregate Cash Pro Rata Shares of all Company Stockholders that have submitted a Cash Election to receive a Cash Pro Rata Share Excess Amount of the Closing Available Excess Cash on or before the fifth (5th) Business Day prior to the Effective Date.
“Change of Control” shall mean any transaction or series of transactions the result of which is: (a) the acquisition by any Person or “group” (as defined in the Exchange Act) of Persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of the then outstanding securities of Parent; (b) a merger, consolidation, reorganization or other business combination, however effected, resulting in any Person or “group” (as defined in the Exchange Act) acquiring at least 50% of the combined voting power of the then outstanding securities of Parent or the surviving Person outstanding immediately after such combination; or (c) a sale of all or substantially all of the assets of Parent.
“Class A Common Stock” shall mean the shares of Class A Common Stock, par value $0.00001 per share, of the Company.
“Class B Common Stock” shall mean the shares of Class B Common Stock, par value $0.00001 per share, of the Company.
“Closing Available Cash” shall mean an amount equal to the excess of (a) the sum of (i) the funds contained in the Trust Account as of the Closing and the Equity Financing Amount received at the Closing, following payment of the Trust Redemption Amount and payment of all Company Transaction Costs and Parent Transaction Costs and (ii) the Company Closing Cash over (b) $500,000,000; provided that in no event shall the Closing Cash Payment Amount exceed $343,000,000.
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“Closing Available Excess Cash” means the excess, if any, of (a) the Closing Available Cash over (b) the product of (i) the aggregate Cash Pro Rata Shares of all Company Stockholders that have made a Cash Election multiplied by (ii) the Closing Available Cash.
“Closing Cash Payment Amount” shall mean the aggregate amount of the Closing Available Cash payable to Company Stockholders that have made Cash Elections.
“Closing Merger Consideration” shall mean an amount equal to the Base Value.
“Closing Number of Securities” shall mean the number of shares of Parent Class A Stock equal to the quotient of (a) the Closing Securities Payment Amount divided by (b) the Parent Stock Price.
“Closing Securities Payment Amount” shall mean an amount equal to: (a) the Closing Merger Consideration; minus (b) the Closing Cash Payment Amount.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Common Share Price” shall mean the share price equal to the volume weighted average closing sale price of one share of Parent Class A Stock as reported on Nasdaq (or the exchange on which the shares of Parent Class A Stock are then listed) for a period of at least 20 days out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination (as adjusted as appropriate to reflect any stock splits, reverse stock splits, stock dividends (including any dividend or distribution of securities convertible into Parent Class A Stock), extraordinary cash dividend (which adjustment shall be subject to the reasonable mutual agreement of Parent and the Company), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to Parent Class A Stock).
“Company Closing Cash” shall mean the cash and cash equivalents of the Company as of immediately prior to the Closing, determined in accordance with GAAP. The Company Closing Cash shall be decreased by (i) any restricted cash (as determined in accordance with GAAP) and any checks, drafts and wires issued as of such time that have not yet cleared; and increased by any deposits in transit as of such time that have not yet cleared and (ii) any amounts owing by the Company in respect of the Specified Obligations as of the Closing.
“Company Common Stock” shall mean the Class A Common Stock (after giving effect to the conversion of the Class B Common Stock pursuant to a Mandatory Conversion Notice under the Company Organizational Documents).
“Company Incentive Plan” shall mean the Company’s 2017 Stock Incentive Plan, as amended from time to time.
“Company IP Contract” shall mean any Contract to which any Group Company is a party or by which any Group Company is bound or under which any Group Company has any obligation or under which any Group Company has any right or interest that (a) contains any assignment or license to any third party of any material Owned Intellectual Property, or any covenant not to assert or enforce, any material Owned Intellectual Property against any third party, in each case, except non-exclusive licenses or covenants not to assert or enforce any such Intellectual Property granted by any Group Company to any third parties (including customers, suppliers, consultants, and independent contractors) in the ordinary course of business, (b) contains a license to any Group Company under any Licensed Intellectual Property or (c) pursuant to which any material Owned Intellectual Property is or was developed by any third party for any Group Company (in each case excluding (i) non-exclusive licenses to “off the shelf” third party computer software that is licensed on generally available, standard commercial terms and (ii) licenses for open source software).
“Company IT Systems” shall mean all computer systems, software, firmware, hardware, networks, interfaces, platforms, related systems, databases, websites and equipment owned, outsourced or licensed by any Group Company to process, store, maintain, backup or operate data, information and functions that are used in
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connection with the business of the Group Companies, but excluding, for the avoidance of doubt, any computer systems, software, firmware, hardware, networks, interfaces, platforms, related systems, databases, websites and equipment owned, outsourced or licensed by customers of any Group Company.
“Company Material Adverse Effect” shall mean any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the business, assets, financial condition or results of operations of the Group Companies, taken as a whole; provided, however, that no change, event, occurrence or effect arising out of or related to any of the following, alone or in combination, shall be taken into account in determining whether a Company Material Adverse Effect has occurred: (i) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (ii) earthquakes, hurricanes, tornados, pandemics (including COVID-19), epidemics, disease outbreaks, or public health emergencies (as declared by the World Health Organization or the Health and Human Services Secretary of the United States) or other natural or man-made disasters, or any worsening thereof; (iii) changes attributable to the public announcement or pendency of the Transactions (including the impact thereof on relationships with customers, suppliers, employees or Governmental Entities); (iv) changes or proposed changes in Applicable Legal Requirements, regulations or interpretations thereof or decisions by courts or any Governmental Entity after the date of this Agreement (including Pandemic Measures); (v) changes or proposed changes in GAAP (or any interpretation thereof) after the date of this Agreement; (vi) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital or reinsurance markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets), in each case, in the United States or anywhere else in the world; (vii) events or conditions generally affecting the industries and markets in which the Company operates; (viii) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure has resulted in a Company Material Adverse Effect; or (ix) any actions required to be taken, or required not to be taken, pursuant to the terms of this Agreement; provided, however, that if a change or effect related to clauses (iv) through (vii) disproportionately adversely affects the Group Companies, taken as a whole, compared to other Persons operating in the same industry as the Group Companies, then such disproportionate impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.
“Company Option” shall mean an option to purchase shares of Class A Common Stock or Class B Common Stock granted under the Company Incentive Plan.
“Company Organizational Documents” shall mean the Sixth Amended and Restated Certificate of Incorporation of Company, dated as of July 27, 2020 and the Bylaws of Company dated August 2, 2019 and any other similar organization documents of Company, as each may be amended, modified or supplemented.
“Company RSU” shall mean a restricted stock unit representing the opportunity to acquire shares of Class B Common Stock granted under the Company Incentive Plan.
“Company SAR” shall mean a stock appreciation right with respect to shares of Company Common Stock granted under the Company Incentive Plan.
“Company Stockholder” shall mean a holder of a share of Company Common Stock and Company Preferred Stock issued and outstanding immediately prior to the Effective Time.
“Company Transaction Costs” shall mean all fees, costs and expenses of the Group Companies, in each case, incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements and the consummation of the Transactions, including: (a) all bonuses, change in control payments, retention or similar payments payable as a result of the consummation of the Transactions pursuant to arrangements (whether written or oral) entered into prior to the Closing Date whether payable before (to the extent unpaid), on or following the Closing Date (excluding any “double-trigger” payments), and the employer portion of payroll Taxes payable as a result of the foregoing amounts; (b) all severance payments,
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retirement payments or similar payments or success fees payable pursuant to arrangements (whether written or oral) entered into prior to the Closing Date and which are payable in connection with the consummation of the Transactions, whether payable before (to the extent unpaid), on or following the Closing Date (excluding any “double-trigger payments”), and the employer portion of payroll Taxes payable as a result of the foregoing amounts; (c) all transaction, deal, brokerage, financial advisory or any similar fees payable in connection with the consummation of the Transactions; and (d) all costs, fees and expenses related to the D&O Tail; but excluding (i) any and all costs, fees and expenses incurred in connection with the preparation and filing of the Proxy Statement (and any registration statement filed with the SEC in connection therewith) and the review and/or approval thereof by the SEC, (ii) any and all costs, fees and expenses incurred in connection with the listing on Nasdaq of the shares of Parent Class A Stock issued in connection with the Transactions, (iii) any transfer, documentary, sales, use, stamp, registration, excise, recording, registration value added and other similar Taxes and fees (including any penalties or interest) payable in connection with the Transactions, and (iv) any other amounts payable by Parent hereunder. For the avoidance of doubt, Company Transaction Costs shall exclude any amounts owing by the Company in respect of any Company SARs that are deemed exercised in connection with the Closing.
“Company’s Required Funds” shall mean an amount equal to $300,000,000.
“Confidentiality Agreement” shall mean that certain Confidentiality Agreement, dated April 9, 2020, by and between the Company and Casdin Capital LLC, as amended and joined from time to time.
“Contract” shall mean any contract, subcontract, agreement, indenture, note, bond, loan or credit agreement, instrument, installment obligation, lease, mortgage, deed of trust, license, sublicense, commitment, power of attorney, guaranty or other legally binding commitment, arrangement, understanding or obligation, whether written or oral, in each case, as amended and supplemented from time to time and including all schedules, annexes and exhibits thereto.
“COVID-19” shall mean the novel coronavirus, SARS-CoV-2 or COVID-19 or any mutation of the same, including any resulting epidemics, pandemics, disease outbreaks or public health emergencies.
“Current Government Contract” shall mean any Government Contract the period of performance of which has not yet expired or been terminated.
“Earn-Out Period” shall mean the time period beginning upon the expiration of the Founder Shares Lock-Up Period (as such term is defined in and pursuant to the terms of that certain Letter Agreement, dated September 1, 2020, entered into by and among Parent, Sponsor and certain of the Parent’s current and former officers and directors) and ending on the 2-year anniversary of the Closing Date.
“Earn-Out Pro Rata Share” shall mean for each Company Stockholder and Earn-Out Service Provider, such amount determined in accordance with Schedule 2.7 of the Company Disclosure Letter.
“Earn-Out RSU” shall mean the award of restricted stock units in respect of the Earn-Out Shares granted to the Earn-Out Service Providers pursuant to the Earn-Out Award Agreement.
“Earn-Out Service Provider” shall mean each (a) holder of a Company Option, Company RSU, Company SAR, other than any holder of a Company Option, Company RSU or Company SAR who is not employed by or providing services to the Company as of the Effective Time, and (b) each other employee or individual service provider of the Company, in each case whom the board of directors of the Company designates as an Earn-Out Service Provider prior to the Closing and who enters into an Earn-Out Award Agreement.
“Earn-Out Total Outstanding Shares” means the aggregate number of shares of Parent Class A Stock to which all Company Stockholders would be entitled pursuant to Section 2.7(a)(ii) if no Company Stockholder made a Cash Election and the Closing Cash Payment Amount was $0.00.
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“Environmental Law” shall mean any and all applicable Legal Requirements relating to pollution, Hazardous Materials, or the protection of the environment, natural resources, or human health and safety.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Company or any of its Subsidiaries is treated as a single employer under Section 414 of the Code.
“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fundamental Representations” shall mean: (a) in the case of the Company, the representations and warranties contained in Section 4.1 (Organization and Qualification); Section 4.3 (Capitalization); Section 4.4 (Due Authorization); and Section 4.17 (Brokers; Third Party Expenses); and (b) in the case of Parent, the representations and warranties contained in Section 5.1 (Organization and Qualification); Section 5.2 (Parent Subsidiaries); Section 5.3 (Capitalization); Section 5.4 (Authority Relative to this Agreement); and Section 5.10 (Business Activities).
“GAAP” shall mean United States generally accepted accounting principles, consistently applied.
“Government Contract” shall mean any prime contract, subcontract, purchase order, task order, delivery order, basic ordering agreement, pricing agreement, letter contract or other similar written arrangement of any kind, including all amendments, modifications and options thereunder or relating thereto between the Company or a Company Subsidiary, on the one hand, and: (a) any Governmental Entity; (b) any prime contractor of a Governmental Entity in its capacity as a prime contractor; or (c) any subcontractor at any tier performing work that is directly charged to any contract of a type described in clauses (a) or (b) above, on the other hand. A purchase, task or delivery order, or any other ordering agreement, under a Government Contract shall not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.
“Governmental Entity” shall mean any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.
“Group Companies” shall mean the Company and all of its direct and indirect Subsidiaries.
“Hazardous Material” shall mean any substance, material or waste that is listed, classified, defined, characterized or otherwise regulated by a Governmental Entity as a “toxic substance,” “hazardous substance,” “hazardous material” or words of similar meaning or effect, including any radioactive materials.
“HIPAA” shall mean the United State Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d through 1329d-8), as amended by the Health Information Technology for Economic and Clinical Health Act (Pub. L. No. 111-5), and all applicable implementing regulations, including its implementing regulations codified at 45 C.F.R. Parts 160, 162, and 164.
“Indebtedness” shall mean any of the following: (a) any indebtedness for borrowed money; (b) any obligations evidenced by bonds, debentures, notes or other similar instruments; (c) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current liabilities; (d) any obligations as lessee under capitalized leases; (e) any obligations, contingent or otherwise, under acceptance, letters of credit or similar facilities to the extent drawn; (f) any guaranty of any of the foregoing; (g) any accrued interest, fees and charges in respect of any of the foregoing; and (h) any prepayment premiums and penalties actually due and payable, and any other fees, expenses, indemnities and other amounts actually payable as a result of the prepayment or discharge of any of the foregoing.
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“Intellectual Property” shall mean all worldwide rights, title and interest in or relating to intellectual property, whether protected, created or arising under the laws of the United States or any other jurisdiction, including: (a) all patents and patent applications, including provisional patent applications and similar filings and any and all substitutions, divisions, continuations, continuations-in-part, divisions, reissues, renewals, extensions, reexaminations, patents of addition, supplementary protection certificates, utility models, inventors’ certificates, or the like and any foreign equivalents of the foregoing (including certificates of invention and any applications therefor) (collectively, “Patents”); (b) all trademarks, business marks, service marks, brand names, trade dress rights, logos, corporate names, and trade names, and other source or business identifiers and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, along with all applications, registrations, intent-to-use registrations or similar reservations of marks, renewals and extensions thereof (collectively, “Trademarks”); (c) all registered and unregistered copyrights and applications for registration of copyright (collectively, “Copyrights”); (d) all internet domain names; (e) trade secrets, know-how, technology, discoveries and improvements, know-how, proprietary rights, formulae, confidential and proprietary information, technical information, techniques, inventions (including conceptions and/or reductions to practice), designs, drawings, procedures, processes, models, formulations, manuals and systems, whether or not patentable or copyrightable (collectively “Trade Secrets”); (f) databases; and (g) all other intellectual property, intellectual property rights, proprietary information and proprietary rights.
“ISMMS” shall mean the Icahn School of Medicine at Mount Sinai, an education corporation formed under the New York Education Law.
“Knowledge” shall mean the actual knowledge or awareness as to a specified fact or event of: (a) with respect to the Company, the individuals listed on Schedule 1.2-A of the Company Disclosure Letter; and (b) with respect to Parent or Merger Sub, the individuals listed on Schedule 1.2 of the Parent Disclosure Letter.
“Legal Proceeding” shall mean any action, suit, hearing, claim, charge, audit, lawsuit, litigation, investigation (formal or informal), inquiry, arbitration or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before a Governmental Entity.
“Legal Requirements” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, treaty, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, injunction, judgment, order, assessment, writ or other legal requirement, administrative policy or guidance, or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.
“Licensed Intellectual Property” shall mean all Intellectual Property exclusively licensed to any of the Group Companies.
“Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, any conditional sale or other title retention agreement or lease in the nature thereof, any agreement to give any security interest and any restriction relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership).
“Losses” shall mean any and all deficiencies, judgments, settlements, losses, damages, interest, fines, penalties, Taxes, costs and expenses (including reasonable legal, accounting and other costs and expenses of professionals incurred in connection with investigating, defending, settling or satisfying any and all demands, claims, actions, causes of action, suits, proceedings, assessments, judgments or appeals, and in seeking indemnification, compensation or reimbursement therefor).
“MSHS Entity” shall mean any New York not-for-profit corporation or limited liability company of which Mount Sinai Health System is, directly or indirectly, the sole member.
“OFAC” shall mean the U.S. Treasury Department Office of Foreign Assets Control.
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“Option Exchange Ratio” shall mean:
(a)In the case of a Company Option to purchase Class A Common Stock, the quotient, rounded to the nearest one ten-thousandth, of (i) the Per Share Amount divided by (ii) the Parent Stock Price; and
(b)In the case of a Company Option to purchase Class B Common Stock, the quotient, rounded to the nearest one ten-thousandth, of (i) the quotient obtained by dividing (A) the Per Share Amount by (B) one hundred (100) (which, for clarity, is intended to account for the conversion of Class B Common Stock into Class A Common Stock contemplated by Section 2.7(a)) divided by (ii) the Parent Stock Price.
“Order” shall mean any award, injunction, judgment, regulatory or supervisory mandate, order, writ, decree or ruling entered, issued, made, or rendered by any Governmental Entity that possesses competent jurisdiction.
“Owned Intellectual Property” shall mean all Intellectual Property which any of the Group Companies has (or purports to have) an ownership interest.
“Pandemic Measures” shall mean any quarantine, isolation, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Legal Requirement, decree, judgment, injunction or other order, directive, guidelines or recommendations by any Governmental Entity or industry group in connection with or in response to COVID-19, including, the Coronavirus Aid, Relief, and Economic Security Act (CARES), or any other pandemic, epidemic, public health emergency or disease outbreak.
“Parent Cash” shall mean, as of the date of determination: (a) all amounts in the Trust Account; plus (b) the Equity Financing Amount.
“Parent Material Adverse Effect” shall mean any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the business, assets, financial condition or results of operations of Parent and Merger Sub, taken as a whole; provided, however, that no change or effect related to any of the following, alone or in combination, shall be taken into account in determining whether a Parent Material Adverse Effect has occurred: (i) changes or proposed changes in Applicable Legal Requirements, regulations or interpretations thereof or decisions by courts or any Governmental Entity after the date of this Agreement; (ii) changes or proposed changes in GAAP (or any interpretation thereof) after the date of this Agreement; or (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital or reinsurance markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets), in each case, in the United States or anywhere else in the world.
“Parent Organizational Documents” shall mean the Second Amended and Restated Certificate of Incorporation of Parent, dated as of September 1, 2020 (the “Parent Charter”) and the Bylaws of Parent (the “Parent Bylaws”) any other similar organization documents of Parent, as each may be amended, modified or supplemented.
“Parent Stock Price” shall mean $10.00.
“Parent Transaction Costs” shall mean: (a) all fees, costs and expenses of Parent incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements and the consummation of the Transactions, whether paid or unpaid prior to the Closing, including any and all professional or transaction related costs, fees and expenses of legal, accounting and financial advisors, consultants, auditors, accountants and brokers, including any deferred underwriting commissions being held in the Trust Account; and (b) any Indebtedness of Parent or its Subsidiaries owed to its Affiliates or stockholders.
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“Parent Units” shall mean equity securities of Parent each consisting of one share of Parent Class A Stock and one-third of one Public Warrant.
“Permitted Lien” shall mean: (a) Liens for current period Taxes not yet delinquent or for Taxes that are being contested in good faith by appropriate proceedings and in each case that are sufficiently reserved for on the Financial Statements in accordance with GAAP; (b) statutory and contractual Liens of landlords with respect to leased real property; (c) Liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course and: (i) not yet delinquent; or (ii) that are being contested in good faith through appropriate proceedings; (d) in the case of leased real property, zoning, building, or other restrictions, variances, covenants, rights of way, encumbrances, easements and other irregularities in title, none of which, individually or in the aggregate, interfere in any material respect with the present use of or occupancy of the affected parcel by any of the Group Companies; (e) Liens securing the Indebtedness of any of the Group Companies; (f) in the case of Intellectual Property, non-exclusive licenses granted to third parties in the ordinary course; (g) Liens incurred in connection with capital lease obligations of any of the Group Companies; and (h) all exceptions, restrictions, easements, imperfections of title (including gaps in the chain of title evident from the records of the relevant Governmental Entity maintaining such records), charges, rights-of-way and other Liens of record that do not materially interfere with the present use of the assets of the Group Companies, taken as a whole.
“Per Share Amount” shall mean the quotient, rounded to the nearest one-tenth of a cent, obtained by dividing (a) the Base Value by (b) the Aggregate Company Share Amount.
“Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.
“Personal Information” shall mean, in addition to any definition for any similar term (e.g., “personally identifiable information” or “PII”) provided by Applicable Legal Requirement, all information that identifies, could be used to identify or is otherwise associated with an individual person or device, whether or not such information is associated with an identifiable individual. Personal Information may relate to any individual, including a current, prospective, or former customer, end user or employee of any Person.
“Privacy Laws” shall mean any and all Applicable Legal Requirements (including of any applicable foreign jurisdiction) relating to the receipt, collection, compilation, use, storage, transmission, transfer (including cross-border transfers), processing, privacy, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information, including, but not limited to, HIPAA, and the California Consumer Privacy Act (CCPA), and any and all Applicable Legal Requirements relating to breach notification in connection with Personal Information.
“Related Parties” shall mean, with respect to a Person, such Person’s former, current and future direct or indirect equityholders, controlling Persons, shareholders, optionholders, members, general or limited partners, Affiliates, Representatives, and each of their respective Affiliates, successors and assigns.
“Restricted Cash” shall mean restricted cash as determined in accordance with GAAP.
“RSU Exchange Ratio” shall mean the quotient, rounded to the nearest one ten-thousandth, of (i) the Per Share Amount divided by (ii) the Parent Stock Price; and
“SAR Exchange Ratio” shall mean the quotient, rounded to the nearest one ten-thousandth, of (i) the Per Share Amount divided by (ii) the Parent Stock Price.
“SEC” shall mean the United States Securities and Exchange Commission.
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“Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Specified Business Conduct Laws” shall mean: (a) the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act, and other Applicable Legal Requirements relating to bribery or corruption; (b) all Legal Requirements imposing trade sanctions on any Person, including, all Legal Requirements administered by OFAC, all sanctions laws or embargos imposed or administered by the U.S. Department of State, the United Nations Security Council, Her Majesty’s Treasury or the European Union and all anti-boycott or anti-embargo laws; (c) all Legal Requirements relating to the import, export, re-export, transfer of information, data, goods, and technology, including the Export Administration Regulations (“EAR”) administered by the U.S. Department of Commerce and the International Traffic in Arms Regulations administered by the U.S. Department of State; and (d) the Money Laundering Control Act, the Currency and Foreign Transactions Reporting Act, The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and other Applicable Legal Requirements relating to money laundering.
“Sponsor” shall mean CMLS Holdings LLC, a Delaware limited liability company.
“Sponsor Support Agreement” shall mean that certain Support Agreement, dated as of the date hereof, by and among the Sponsor, Parent and the Company, as amended or modified from time to time.
“Subsidiary” shall mean, with respect to any Person, any partnership, limited liability company, corporation or other business entity of which: (a) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; (b) if a partnership, limited liability company or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof; or (c) in any case, such Person controls the management thereof.
“Tax” or “Taxes” shall mean: (a) any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, license, sales, use, estimated, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, net worth, employment, escheat and unclaimed property obligations, excise and property taxes, assessments, stamp, environmental, registration, governmental charges, duties, levies and other similar charges, in each case, imposed by a Governmental Entity, (whether disputed or not) together with all interest, penalties and additions imposed by a Governmental Entity with respect to any such amounts; and (b) any liability in respect of any items described in clause (a) payable by reason of Contract transferee liability, operation of law or Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under law) or otherwise.
“Tax Return” shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes that is filed or required to be filed with a Governmental Entity, including any schedule or attachment thereto and any amendment thereof.
“Total Outstanding Company Shares” shall mean the sum, without duplication, of (a) the aggregate number of shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of Company Common Stock that would be issuable upon the conversion all shares of Company Preferred Stock that are issued and outstanding immediately prior to the Effective Time into shares of Company Common Stock pursuant to the Company Organizational Documents.
“Total Stockholder Outstanding Shares” shall mean, with respect to a Company Stockholder, the sum of (a) the aggregate number of shares of Company Common Stock held by such Company Stockholder immediately prior to the Effective Time plus (b) the aggregate number of shares of Company Common Stock that would be issuable upon the conversion all shares of Company Preferred Stock held by such Company Stockholder immediately prior to the Effective Time into shares of Company Common Stock pursuant to the Company Organizational Documents.
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“Transaction Agreements” shall mean this Agreement, the A&R Registration Rights Agreement, the Equity Financing Agreements, the Confidentiality Agreement, the Parent A&R Charter, the Sponsor Support Agreement and all the agreements documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto.
“Transactions” shall mean the transactions contemplated pursuant to this Agreement, including the Merger.
“Treasury Regulations” shall mean the regulations promulgated by the U.S. Department of the Treasury pursuant to and in respect of provisions of the Code.
“Triggering Event I” shall occur if, within the Earn-Out Period, the Common Share Price of Parent Class A Stock is greater than or equal to $13.00 per share.
“Triggering Event II” shall occur if, within the Earn-Out Period, the Common Share Price of Parent Class A Stock is greater than or equal to $15.00 per share.
“Triggering Event III” shall occur if, within the Earn-Out Period, the Common Share Price of Parent Class A Stock is greater than or equal to $18.00 per share.
“Triggering Events” shall mean Triggering Event I, Triggering Event II and Triggering Event III, collectively.
“Trust Redemption Amount” shall mean all amounts payable from the Trust Account as of the Closing, including all amounts payable: (a) to stockholders who elect to have their Parent Class A Stock converted to cash in accordance with the provisions of Parent’s Charter Documents in respect of Parent Stockholder Redemptions; (b) for income tax or other tax obligations of Parent prior to Closing; and (c) as repayment of loans and reimbursement of expenses to directors, officers and stockholders of Parent (for clarity, excluding, any amounts payable in respect of Parent Transaction Costs or Company Transaction Costs).
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EXHIBIT A
Form of Parent Amended and Restated Charter
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[CM LIFE SCIENCES, INC.]
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
[CM Life Sciences, Inc.], a Delaware corporation, hereby certifies as follows:
1.    The name of this corporation is “[CM Life Sciences, Inc.]” The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 10, 2020 (the “Original Certificate”), the First Amendment and Restatement to the Original Certificate was filed with the Secretary of State of the State of Delaware on July 13, 2020 (the “First Amended Certificate”), and Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 1, 2020 (the “Second Amended Certificate”).
2.    This Third Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of this corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: [●], 2021	[CM LIFE SCIENCES, INC.]

By:
Name:
Title:
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EXHIBIT A
[COMPANY NAME]
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of the corporation is [Company Name] (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801, and the name of the registered agent of this Corporation in the State of Delaware at such address is The Corporation Trust Company.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1.    Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is [●] shares, consisting of two classes: [●] shares of Class A Common Stock, $0.0001 par value per share (the “Common Stock”); and [●] shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).
2.    Designation of Additional Series.
2.1.    The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and, except where otherwise provided in the applicable Certificate of Designation, to thereafter increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of two-thirds of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation; provided, however, that if two-thirds of the Whole Board (as defined below) has approved such increase or decrease of the number of authorized shares of Preferred Stock, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation, shall be required to effect such increase or decrease. For purposes of this Third Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, including pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock, this “Certificate of Incorporation”), the term
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“Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
2.2.    Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, any series of Preferred Stock or any future class or series of capital stock of the Corporation.
2.3.    Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).
ARTICLE V: AMENDMENT OF BYLAWS
The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws; provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by the Board and submitted to the stockholders for adoption thereby, if two-thirds of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation)), shall be required to adopt, amend or repeal any provision of the Bylaws.
ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.    Director Powers. Except as otherwise provided by the General Corporation Law, the Bylaws of the Corporation or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
2.    Number of Directors. Subject to the special rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3.    Classified Board. Subject to the special rights of the holders of one or more series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board may assign members of the Board already in office to the Classified Board, which assignments shall become effective at the same time that the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. The number of directors
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in each class shall be divided as nearly equal as is practicable. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the effectiveness of this Certificate of Incorporation, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the effectiveness of this Certificate of Incorporation and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the effectiveness of this Certificate of Incorporation. At each annual meeting of stockholders following the effectiveness of this Certificate of Incorporation, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
4.    Term and Removal. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Subject to the special rights of the holders of any series of Preferred Stock, no director may be removed from the Board except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the classes of directors so as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board shall shorten the term of any director.
5.    Board Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
6.    Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VII: DIRECTOR LIABILITY
1.    Limitation of Liability. To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.    Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS
1.    No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
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2.    Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws), the President, or the Board acting pursuant to a resolution adopted by a majority of the Whole Board and may not be called by the stockholders or any other person or persons.
3.    Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE IX: CHOICE OF FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.
ARTICLE X: AMENDMENT OF CERTIFICATE OF INCORPORATION
If any provision of this Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Certificate of Incorporation (including, without limitation, all portions of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote (but subject to the rights of any series of Preferred Stock set forth in any Certificate of Designation), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article X or Article V, Article VI, Article VII or Article VIII; provided, further, that if two-thirds of the Whole Board has approved such amendment or repeal of any provisions of this Certificate of Incorporation, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation or any Certificate of Designation), shall be required to amend or repeal such provisions of this Certificate of Incorporation.
* * * * * * * * * * *
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EXHIBIT B
Form of Parent Amended and Restated Bylaws
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EXHIBIT B-1

[COMPANY NAME]
(a Delaware corporation)
RESTATED BYLAWS
As Adopted [●], 2021 and
As Effective [●], 2021

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[COMPANY NAME]
(a Delaware corporation)
RESTATED BYLAWS
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A-ii

[COMPANY NAME]
(a Delaware corporation)
RESTATED BYLAWS
As Adopted [●], 2021 and
As Effective [●], 2021
ARTICLE: STOCKHOLDERS
Section 1.1:    Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date and time as the Board of Directors (the “Board”) of [Company Name] (the “Corporation”) shall each year fix. Annual meetings may be held either at a place, within or without the State of Delaware as permitted by the General Corporation Law of the State of Delaware (the “DGCL”), or by means of remote communication as the Board in its sole discretion may determine. Any proper business may be transacted at the annual meeting. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
Section 1.2:    Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called in the manner set forth in the Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”). Special meetings may be held either at a place, within or without the State of Delaware, or by means of remote communication as the Board in its sole discretion may determine. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
Section 1.3:    Notice of Meetings. Notice of all meetings of stockholders shall be given in writing or by electronic transmission in the manner provided by applicable law (including, without limitation, as set forth in Section 7.1.1 of these Bylaws) stating the date, time and place, if any, of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining stockholders entitled to notice of the meeting). In the case of a special meeting, such notice shall also set forth the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Incorporation, notice of any meeting of stockholders shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
Section 1.4:    Adjournments. Notwithstanding Section 1.5 of these Bylaws, the chairperson of the meeting shall have the power to adjourn the meeting to another time, date and place (if any), regardless of whether a quorum is present, at any time and for any reason. Any meeting of stockholders, annual or special, may be adjourned from time to time, and notice need not be given of any such adjourned meeting if the time, date and place (if any) thereof and the means of remote communication (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30)days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If a quorum is present at the original meeting, it shall also be deemed present at the adjourned meeting. To the fullest extent permitted by law, the Board may postpone, reschedule or cancel at any time and for any reason any previously scheduled special or annual meeting of stockholders before it is to be held, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 1.3 hereof or otherwise, in which case notice shall be provided to the stockholders of the new date, time and place, if any, of the meeting as provided in Section 1.3 above.
Section 1.5:    Quorum. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of stock is required by applicable law or the Certificate of Incorporation, the holders of a majority of the voting power of the shares of such class or classes or series of the stock issued and outstanding and entitled to vote on such matter, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on such matter. If a quorum shall fail to attend any meeting, the chairperson of the meeting or, if directed to be voted on by the chairperson of the meeting, the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy at the meeting may adjourn the meeting. Shares of the Corporation’s stock belonging to the Corporation (or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation), shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any other corporation to vote any shares of the Corporation’s stock held by it in a fiduciary capacity and to count such shares for purposes of determining a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.
Section 1.6:    Organization. Meetings of stockholders shall be presided over by (a) such person as the Board may designate, or (b) in the absence of such a person, the Chairperson of the Board, or (c) in the absence of such person, the Lead Independent Director, or, (d) in the absence of such person, the Chief Executive Officer of the Corporation, or (e) in the absence of such person, the President of the Corporation, or (f) in the absence of such person, by a Vice President of the Corporation. The Secretary of the Corporation shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 1.7:    Voting; Proxies. Each stockholder of record entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Except as may be required in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. At all meetings of stockholders at which a quorum is present, unless a different or minimum vote is required by applicable law, rule or regulation applicable to the Corporation or its securities, the rules or regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation or these Bylaws, in which case such different or minimum vote shall be the applicable vote on the matter, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each class or series, the holders of a majority of the voting power of the shares of stock of that class or series present in person or represented by proxy at the meeting voting for or against such matter).
Section 1.8:    Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at 5:00 p.m. Eastern Time on the day next preceding the day on which notice is given, or, if notice is waived, at 5:00 p.m. Eastern Time on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which shall not be more than sixty (60) days prior to such action. If no such record date is fixed by the Board, then the record date for determining stockholders for any such purpose shall be at 5:00 p.m. Eastern Time on the day on which the Board adopts the resolution relating thereto.
Section 1.9:    List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, either (a) on a reasonably accessible electronic network as permitted by applicable law (provided that the information required to gain access to the list is provided with the notice of the meeting),or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is held at a location where stockholders may attend in person, a list of stockholders entitled to vote at the meeting shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present at the meeting. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.
Section 1.10:    Inspectors of Elections.
1.10.1    Applicability. Unless otherwise required by the Certificate of Incorporation or by applicable law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is: (a) listed on a national securities exchange; (b) authorized for quotation on an interdealer quotation system of a registered national securities association; or (c) held of record by more than two thousand (2,000) stockholders. In all other cases, observance of the provisions of this Section 1.10 shall be optional, and at the discretion of the Board.
1.10.2    Appointment. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.
1.10.3    Inspector’s Oath. Each inspector of election, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
1.10.4    Duties of Inspectors. At a meeting of stockholders, the inspectors of election shall (a) ascertain the number of shares outstanding and the voting power of each share, (b) determine the shares represented at a meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
1.10.5    Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the chairperson of the meeting at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.
1.10.6    Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with proxies pursuant to Section 211(a)(2)b.(i) of the DGCL, or in accordance with Sections 211(e) or 212(c)(2) of the DGCL, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 1.10 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
Section 1.11:    Conduct of Meetings. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; (f) restricting the use of audio/video recording devices and cell phones; and (g) complying with any state and local laws and regulations concerning safety and security. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 1.12:    Notice of Stockholder Business; Nominations.
1.12.1    Annual Meeting of Stockholders.
(a)    Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only: (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.12 (the “Record Stockholder”), who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in this Section 1.12 in all applicable respects. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)), at an annual meeting of stockholders, and such stockholder must fully comply with the notice and other procedures set forth in this Section 1.12 to make such nominations or propose business before an annual meeting.
(b)    For nominations or other business to be properly brought before an annual meeting by a Record Stockholder pursuant to Section 1.12.1(a) of these Bylaws:
(i)    the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and provide any updates or supplements to such notice at the times and in the forms required by this Section 1.12;
(ii)    such other business (other than the nomination of persons for election to the Board) must otherwise be a proper matter for stockholder action;
(iii)    if the Proposing Person (as defined below) has provided the Corporation with a Solicitation Notice (as defined below), such Proposing Person must, in the case of a proposal other than the nomination of persons for election to the Board, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such Record Stockholder, and must, in either case, have included in such materials the Solicitation Notice; and
(iv)    if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 1.12, the Proposing Person proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1.12.
To be timely, a Record Stockholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 5:00 p.m. Eastern Time on the seventy-fifth (75th) day nor earlier than 5:00 p.m. Eastern Time on the one hundred and fifth (105th) day prior to the first anniversary of the preceding year’s annual meeting (except in the case of the Corporation’s first annual meeting following the date of these Bylaws, for which such notice shall be timely if delivered in the same time period as if such meeting were a special meeting governed by Section 1.12.3 of these Bylaws); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the Record Stockholder to be timely must be so delivered (A) no earlier than 5:00 p.m. Eastern Time on the one hundred and fifth (105th) day prior to such annual meeting and (B) no later than 5:00 p.m. Eastern Time on the later of the ninetieth (90th) day prior to such annual meeting or 5:00 p.m. Eastern Time on the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for providing the Record Stockholder’s notice.
(c)    As to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, in addition to the matters set forth in paragraph (e) below, such Record Stockholder’s notice shall set forth:
(i)    the name, age, business address and residence address of such person;
(ii)    the principal occupation or employment of such nominee;
(iii)    the class, series and number of any shares of stock of the Corporation that are beneficially owned or owned of record by such person or any Associated Person (as defined in Section 1.12.4(c));
(iv)    the date or dates such shares were acquired and the investment intent of such acquisition;
(v)    all other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;
(vi)    such person’s written consent to being named in the Corporation’s proxy statement as a nominee, to the public disclosure of information regarding or related to such person provided to the Corporation by such person or otherwise pursuant to this Section 1.12 and to serving as a director if elected;
(vii)    whether such person meets the independence requirements of the stock exchange upon which the Corporation’s Common Stock is primarily traded;
(viii)    a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Proposing Person or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proposing Person or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and
(ix)    a completed and signed questionnaire, representation and agreement required by Section 1.12.2 of these Bylaws.
(d)    As to any business other than the nomination of a director or directors that the Record Stockholder proposes to bring before the meeting, in addition to the matters set forth in paragraph (e) below, such Record Stockholder’s notice shall set forth:
(i)    a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Proposing Person, including any anticipated benefit to any Proposing Person therefrom; and
(ii)    a description of all agreements, arrangements and understandings between or among any such Proposing Person and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proposing Person.
(e)    As to each Proposing Person giving the notice, such Record Stockholder’s notice shall set forth:
(i)    the current name and address of such Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger, if different;
(ii)    the class or series and number of shares of stock of the Corporation that are directly or indirectly owned of record or beneficially owned by such Proposing Person, including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future;
(iii)    whether and the extent to which any derivative interest in the Corporation’s equity securities (including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise, and any cash-settled equity swap, total return swap, synthetic equity position or similar derivative arrangement (any of the foregoing, a “Derivative Instrument”), as well as any rights to dividends on the shares of any class or series of shares of the Corporation that are separated or separable from the underlying shares of the Corporation) or any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any increase or decrease in the value of the subject security, including through performance-related fees) is held directly or indirectly by or for the benefit of such Proposing Person, including without limitation whether and the extent to which any ongoing hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Proposing Person with respect to any share of stock of the Corporation (any of the foregoing, a “Short Interest”);
(iv)    any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any of its respective affiliates or associates is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
(v)    any direct or indirect material interest in any material contract or agreement with the Corporation, any affiliate of the Corporation or any Competitor (as defined below) (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);
(vi)    any significant equity interests or any Derivative Instruments or Short Interests in any Competitor held by such Proposing Person and/or any of its respective affiliates or associates;(vii) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any Competitor, on the other hand;
(viii)    all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such Proposing Person and/or any of its respective affiliates or associates;
(ix)    any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;
(x)     such Proposing Person’s written consent to the public disclosure of information provided to the Corporation pursuant to this Section 1.12;
(xi)    a complete written description of any agreement, arrangement or understanding (whether oral or in writing) (including any knowledge that another person or entity is Acting in Concert (as defined in Section 1.12.4(c)) with such Proposing Person) between or among such Proposing Person, any of its respective affiliates or associates and any other person Acting in Concert with any of the foregoing persons;
(xii)    a representation that the Record Stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;
(xiii)    a representation whether such Proposing Person intends (or is part of a group that intends) to deliver a proxy statement or form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent being a “Solicitation Notice”); and
(xiv)    any proxy, contract, arrangement, or relationship pursuant to which the Proposing Person has a right to vote, directly or indirectly, any shares of any security of the Corporation.

The disclosures to be made pursuant to the foregoing clauses (ii), (iii), (iv) and (vi) shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(f)    A stockholder providing written notice required by this Section 1.12 shall update such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining the stockholders entitled to notice of the meeting and (ii) 5:00 p.m. Eastern Time on the tenth (10th) business day prior to the meeting or any adjournment or postponement thereof. In the case of an update pursuant to clause (i) of the foregoing sentence, such update shall be received by the Secretary of the Corporation at the principal executive office of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to notice of the meeting, and in the case of an update and supplement pursuant to clause (ii) of the foregoing sentence, such update and supplement shall be received by the Secretary of the Corporation at the principal executive office of the Corporation not later than eight (8) business days prior to the date for the meeting and, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders.
(g)    Notwithstanding anything in Section 1.12 or any other provision of these Bylaws to the contrary, any person who has been determined by a majority of the Whole Board to have violated Section 2.11 of these Bylaws or a Board Confidentiality Policy (as defined below) while serving as a director of the Corporation in the preceding five (5) years shall be ineligible to be nominated or be qualified to serve as a member of the Board, absent a prior waiver for such nomination or qualification approved by two-thirds of the Whole Board.
1.12.2    Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee of any stockholder for election or reelection as a director of the Corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.12 of these Bylaws) to the Secretary of the Corporation at the principal executive offices of the Corporation a completed and signed questionnaire in the form required by the Corporation (which form the stockholder shall request in writing from the Secretary of the Corporation and which the Secretary shall provide to such stockholder within ten days of receiving such request) with respect to the background and qualification of such person to serve as a director of the Corporation and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made and a signed representation and agreement (in the form available from the Secretary upon written request) that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein, (c) if elected as a director of the Corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the Corporation, (d) if elected as a director of the Corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the Corporation publicly disclosed from time to time, (e) if elected as a director of the Corporation, will act in the best interests of the Corporation and its stockholders and not in the interests of individual constituencies, (f) consents to being named as a nominee in the Corporation’s proxy statement pursuant to Rule 14a-4(d) under the Exchange Act and any associated proxy card of the Corporation and agrees to serve if elected as a director and (g) intends to serve as a director for the full term for which such individual is to stand for election.
1.12.3    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting.

Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting (a) by or at the direction of the Board or any committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice and other procedures set forth in this Section 1.12 in all applicable respects. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.12.1(b) of these Bylaws shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation (i) no earlier than the one hundred and fifth (105th) day prior to such special meeting and (ii) no later than 5:00 p.m. Eastern Time on the later of the seventy-fifth (75th) day prior to such special meeting or the tenth (10th) day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for providing such notice.
1.12.4    General.
(a)    Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.12 shall be eligible to be elected at a meeting of stockholders and serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.12. Except as otherwise provided by law or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 1.12, unless otherwise required by law, if the stockholder (or a Qualified Representative of the stockholder (as defined below)) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.
(b)    Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 1.12 shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of the Corporation’s Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
(c)    For purposes of these Bylaws the following definitions shall apply:
(A)    a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management, governance or control of the Corporation in substantial parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;
(B)    “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;
(C)    “Associated Person” shall mean with respect to any subject stockholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such stockholder or other person, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or other person, (3) any associate of such stockholder or other person, and (4) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;
(D)    “Compensation Arrangement” shall mean any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation;
(E)    “Competitor” shall mean any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates;
(F)    “Proposing Person” shall mean (1) the Record Stockholder providing the notice of business proposed to be brought before an annual meeting or nomination of persons for election to the Board at a stockholder meeting, (2) the beneficial owner or beneficial owners, if different, on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made, and (3) any Associated Person on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made;
(G)    “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and
(H)     to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager, trustee or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the meeting. The Secretary of the Corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the Corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “Qualified Representative” for purposes hereof.
ARTICLE II: BOARD OF DIRECTORS
Section 2.1:    Number; Qualifications. The total number of directors constituting the Whole Board shall be fixed from time to time in the manner set forth in the Certificate of Incorporation and the term “Whole Board” shall have the meaning specified in the Certificate of Incorporation. No decrease in the authorized number of directors constituting the Whole Board shall shorten the term of any incumbent director. Directors need not be stockholders of the Corporation.
Section 2.2:    Election; Resignation; Removal; Vacancies. Election of directors need not be by written ballot. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at a later time or upon the happening of an event. Subject to the special rights of holders of any series of the Corporation’s Preferred Stock to elect directors, directors may be removed only as provided by the Certificate of Incorporation and applicable law. All vacancies occurring in the Board and any newly created directorships resulting from any increase in the authorized number of directors shall be filled in the manner set forth in the Certificate of Incorporation.
Section 2.3:    Regular Meetings. Regular meetings of the Board may be held at such places, within or without the State of Delaware, and at such times as the Board may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board.
Section 2.4:    Special Meetings. Special meetings of the Board may be called by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director or a majority of the members of the Board then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally, in writing or by electronic transmission (including electronic mail), by the person or persons calling the meeting to all directors at least four (4) days before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery, telegram, telex, mailgram, facsimile, electronic mail or other means of electronic transmission; provided, however, that if, under the circumstances, the Chairperson of the Board, the Lead Independent Director or the Chief Executive Officer calling a special meeting deems that more immediate action is necessary or appropriate, notice may be delivered on the day of such special meeting. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.
Section 2.5:    Remote Meetings Permitted. Members of the Board, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.
Section 2.6:    Quorum; Vote Required for Action. At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time. Except as otherwise provided herein or in the Certificate of Incorporation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.
Section 2.7:    Organization. Meetings of the Board shall be presided over by (a) the Chairperson of the Board, or (b) in the absence of such person, the Lead Independent Director, or (c) in such person’s absence, by the Chief Executive Officer, or (d) in such person’s absence, by a chairperson chosen by the Board at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 2.8:    Unanimous Action by Directors in Lieu of a Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee, as applicable. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 2.9:    Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
Section 2.10:    Compensation of Directors. Members of the Board, as such, may receive, pursuant to a resolution of the Board, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board.

Section 2.11:    Confidentiality. Each director shall maintain the confidentiality of, and shall not share with any third party person or entity (including third parties that originally sponsored, nominated or designated such director (the “Sponsoring Party”)), any non-public information learned in their capacities as directors, including communications among Board members in their capacities as directors; provided that directors that are originally nominated or designated by a Sponsoring Party may disclose such information to the Sponsoring Party (or the management company of the Sponsoring Party) if the Sponsoring Party (or the management company of the Sponsoring Party) has applicable confidentiality restrictions in place. The Board may adopt a board confidentiality policy further implementing and interpreting this Section 2.11 (a “Board Confidentiality Policy”). Other than as provided in the first section of this Section 2.11, all directors are required to comply with this Section 2.11 and any Board Confidentiality Policy unless such director or the Sponsoring Party for such director has entered into a specific written agreement with the Corporation, in either case as approved by the Board, providing otherwise with respect to such confidential information.
ARTICLE III: COMMITTEES
Section 3.1:    Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving, adopting, or recommending to the stockholders any action or matter (other than the election or removal of members of the Board) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation.
Section 3.2:    Committee Rules. Each committee shall keep records of its proceedings and make such reports as the Board may from time to time request. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws. Except as otherwise provided in the Certificate of Incorporation, these Bylaws or the resolution of the Board designating the committee, any committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to any such subcommittee any or all of the powers and authority of the committee.
ARTICLE IV: OFFICERS; CHAIRPERSON; LEAD INDEPENDENT DIRECTOR
Section 4.1:    Generally. The officers of the Corporation shall consist of a Chief Executive Officer (who may be the Chairperson of the Board or the President), a President, a Secretary and a Treasurer and may consist of such other officers, including, without limitation, a Chief Financial Officer, and one or more Vice Presidents, as may from time to time be appointed by the Board. All officers shall be elected by the Board; provided, however, that the Board may empower the Chief Executive Officer of the Corporation to appoint any officer other than the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each officer shall hold office until such officer’s successor is duly elected and qualified or until such officer’s earlier resignation, death, disqualification or removal. Any number of offices may be held by the same person. Any officer may resign by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board and the Board may, in its discretion, leave unfilled, for such period as it may determine, any offices. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is duly elected and qualified or until such officer’s earlier resignation, death, disqualification or removal.
Section 4.2:    Chief Executive Officer. Subject to the control of the Board and such supervisory powers, if any, as may be given by the Board, the powers and duties of the Chief Executive Officer of the Corporation are:
(a)    to act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation;
(b)    subject to Section 1.6 of these Bylaws, to preside at all meetings of the stockholders;
(c)    subject to Section 1.2 of these Bylaws, to call special meetings of the stockholders to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and
(d)    to affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for shares of stock of the Corporation (if any); and, subject to the direction of the Board, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.
The person holding the office of President shall be the Chief Executive Officer of the Corporation unless the Board shall designate another officer to be the Chief Executive Officer.
Section 4.3:    Chairperson of the Board. Subject to the provisions of Section 2.7 of these Bylaws, the Chairperson of the Board shall have the power to preside at all meetings of the Board and shall have such other powers and duties as provided in these Bylaws and as the Board may from time to time prescribe. The Chairperson of the Board may or may not be an officer of the Corporation.
Section 4.4:     Lead Independent Director. The Board may, in its discretion, elect a lead independent director from among its members that are Independent Directors (as defined below) (such director, the “Lead Independent Director”). The Lead Independent Director shall preside at all meetings at which the Chairperson of the Board is not present and shall exercise such other powers and duties as may from time to time be assigned to him or her by the Board or as prescribed by these Bylaws. For purposes of these Bylaws, “Independent Director” has the meaning ascribed to such term under the rules of the exchange upon which the Corporation’s Common Stock is primarily traded.
Section 4.5:    President. The person holding the office of Chief Executive Officer shall be the President of the Corporation unless the Board shall have designated one individual as the President and a different individual as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), and subject to such supervisory powers and authority as may be given by the Board to the Chairperson of the Board, and/or to any other officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board.
Section 4.6:    Chief Financial Officer. The person holding the office of Chief Financial Officer shall be the Treasurer of the Corporation unless the Board shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer, or as the Board or the Chief Executive Officer may from time to time prescribe.

Section 4.7:    Treasurer. The person holding the office of Treasurer shall be the Chief Financial Officer of the Corporation unless the Board shall have designated another officer as the Chief Financial Officer of the Corporation. The Treasurer shall have custody of all monies and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.8:    Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President or that are delegated to him or her by the Board or the Chief Executive Officer. A Vice President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer or President in the event of the Chief Executive Officer’s or President’s absence or disability.
Section 4.9:    Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.10:    Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer of the Corporation to any other officers or agents of the Corporation, notwithstanding any provision hereof.
Section 4.11:    Removal. Any officer of the Corporation shall serve at the pleasure of the Board and may be removed at any time, with or without cause, by the Board; provided that if the Board has empowered the Chief Executive Officer to appoint any officer of the Corporation, then such officer may also be removed by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.
ARTICLE V:STOCK
Section 5.1:    Certificates; Uncertificated Shares. The shares of capital stock of the Corporation shall be uncertificated shares; provided, however, that the resolution of the Board that the shares of capital stock of the Corporation shall be uncertificated shares shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the foregoing, the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be certificated shares. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation, by any two authorized officers of the Corporation (it being understood that each of the Chairperson of the Board, the Vice-Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.
Section 5.2:    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates or Uncertificated Shares. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to agree to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.3:    Other Regulations. Subject to applicable law, the Certificate of Incorporation and these Bylaws, the issue, transfer, conversion and registration of shares represented by certificates and of uncertificated shares shall be governed by such other regulations as the Board may establish.
ARTICLE VI: INDEMNIFICATION
Section 6.1:    Indemnification of Officers and Directors. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, legislative, investigative or any other type whatsoever, preliminary, informal or formal, including any arbitration or other alternative dispute resolution (including but not limited to giving testimony or responding to a subpoena) and including any appeal of any of the foregoing (a “Proceeding”), by reason of the fact that such person (or a person of whom such person is the legal representative), is or was a director or officer of the Corporation or a Reincorporated Predecessor (as defined below) or, while serving as a director or officer of the Corporation or a Reincorporated Predecessor, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans (for purposes of this Article VI, an “Indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expenses, costs, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith. Such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or a Reincorporated Predecessor (as defined below) or, while serving as a director or officer of the Corporation or a Reincorporated Predecessor, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise or non-profit entity, including service with respect to employee benefit plans and shall inure to the benefit of such Indemnitees’ heirs, executors and administrators. Notwithstanding the foregoing, subject to Section 6.5 of this Article VI, the Corporation shall indemnify any such Indemnitee seeking indemnity in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board or such indemnification is authorized by an agreement approved by the Board. As used herein, the term the “Reincorporated Predecessor” means a corporation that is merged with and into the Corporation in a statutory merger where (a) the Corporation is the surviving corporation of such merger; or (b) the primary purpose of such merger is to change the corporate domicile of the Reincorporated Predecessor to Delaware.
Section 6.2:    Advancement of Expenses. Notwithstanding any other provision of these Bylaws, the Corporation shall pay all reasonable expenses (including attorneys’ fees) incurred by an Indemnitee in defending any Proceeding in advance of its final disposition; provided, however, that if the DGCL then so requires, the advancement of such expenses (i.e., payment of such expenses as incurred or otherwise in advance of the final disposition of the Proceeding) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay such amounts if it shall ultimately be determined by a court of competent jurisdiction in a final judgment not subject to appeal that such Indemnitee is not entitled to be indemnified under this Article VI or otherwise. Any advances of expenses or undertakings to repay pursuant to this Section 6.2 shall be unsecured, interest free and without regard to Indemnitee’s ability to pay.
Section 6.3:    Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote or consent of stockholders or disinterested directors, or otherwise. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI.
Section 6.4:    Indemnification Contracts. The Board is authorized to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity, including employee benefit plans, providing indemnification or advancement rights to such person. Such rights may be greater than those provided in this Article VI.
Section 6.5:    Right of Indemnitee to Bring Suit.
6.5.1    Right to Bring Suit. If a claim under Section 6.1 or 6.2 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the Indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee also shall be entitled to be paid, to the fullest extent permitted by law, the expense of prosecuting or defending such suit.
6.5.2    Effect of Determination. Neither the absence of a determination prior to the commencement of such suit that indemnification of or the providing of advancement to the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in applicable law, nor an actual determination that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.
6.5.3    Burden of Proof. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI, or otherwise, shall be on the Corporation.
Section 6.6:    Nature of Rights. The rights conferred upon Indemnitees in this Article VI shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 6.7:    Amendment or Repeal. Any amendment, repeal or modification of any provision of this Article VI that adversely affects any right of an Indemnitee or an Indemnitee’s successors shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.
Section 6.8:    Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise or non-profit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
ARTICLE VII:NOTICES
Section 7.1:    Notice.
7.1.1    Form and Delivery. Except as otherwise specifically required in these Bylaws (including, without limitation, Section 7.1.2 of these Bylaws) or by applicable law, all notices required to be given pursuant to these Bylaws may (a) in every instance in connection with any delivery to a member of the Board, be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by overnight express courier, facsimile, electronic mail or other form of electronic transmission and (b) be effectively delivered to a stockholder when given by hand delivery, by depositing such notice in the mail, postage prepaid or, if specifically consented to by the stockholder as described in Section 7.1.2 of these Bylaws, by sending such notice by facsimile, electronic mail or other form of electronic transmission. Any such notice shall be addressed to the person to whom notice is to be given at such person’s address as it appears on the records of the Corporation. The notice shall be deemed given (a) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (b) in the case of delivery by mail, upon deposit in the mail, (c) in the case of delivery by overnight express courier, when dispatched, and (d) in the case of delivery via facsimile, electronic mail or other form of electronic transmission, at the time provided in Section 7.1.2 of these Bylaws.
7.1.2    Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given in accordance with Section 232 of the DGCL. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 7.1.2 shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.
7.1.3    Affidavit of Giving Notice. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 7.2:    Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice
ARTICLE VIII: INTERESTED DIRECTORS
Section 8.1:    Interested Directors. No contract or transaction between the Corporation and one or more of its members of the Board or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are members of the board of directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders.
Section 8.2:    Quorum. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.
ARTICLE IX: MISCELLANEOUS
Section 9.1:    Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

Section 9.2:    Seal. The Board may provide for a corporate seal, which may have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board.
Section 9.3:    Form of Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, any other information storage device, method or one or more electronic networks or databases (including one or more distributed electronic networks or databases), electronic or otherwise, provided that the records so kept can be converted into clearly legible paper form within a reasonable time and otherwise comply with the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the DGCL.
Section 9.4:    Reliance Upon Books and Records. A member of the Board, or a member of any committee designated by the Board shall, in the performance of such person’s duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation
Section 9.5:    Certificate of Incorporation Governs. In the event of any conflict between the provisions of the Certificate of Incorporation and these Bylaws, the provisions of the Certificate of Incorporation shall govern.
Section 9.6:    Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.
Section 9.7:    Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
ARTICLE X: AMENDMENT
Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws, and any adoption of new Bylaws, shall require the approval of the Board or the stockholders of the Corporation as expressly provided in the Certificate of Incorporation.
ARTICLE XI: EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

CERTIFICATION OF RESTATED BYLAWS
OF
[COMPANY NAME]
a Delaware Corporation
I, [          ], certify that I am Secretary of [Company Name], a Delaware corporation (the “Corporation”), that I am duly authorized to make and deliver this certification, that the attached Bylaws are a true and complete copy of the Restated Bylaws of the Corporation in effect as of the date of this certificate.

Dated: [__], 2021

[_____], Secretary

EXHIBIT C
Form of LTIP

EXHIBIT C-1
[PUBCO]
2021 EQUITY INCENTIVE PLAN
(Adopted [_____], 2021)
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    SHARES SUBJECT TO THE PLAN.
2.1.    Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board is [[●] ([●])] Shares plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2017 Stock Incentive Plan (the “Prior Plan”) on the Effective Date, plus (b) shares that are subject to stock options or other awards granted under the Prior Plan, that cease to be subject to such stock options or other awards, by forfeiture or otherwise, after the Effective Date, (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are forfeited after the Effective Date, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price or are otherwise forfeited and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the Exercise Price of an option or withheld to satisfy the tax withholding obligations related to any award.
2.2.    Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the Exercise Price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or issuance in connection with subsequent Awards under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3.    Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4.    Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1 of each of 2022 through 2031, by the lesser of (a) [[●] ([●]%)]of the total number of shares of all classes of the Company’s common stock issued and outstanding on the immediately preceding December 31 (rounded down to the nearest whole share), or (b) such lesser number of shares determined by the Board.
2.5.     ISO Limitation. No more than [[●] ([●])] Shares shall be issued pursuant to the exercise of ISOs.
2.6.     Adjustment of Shares. If the number or class of outstanding Shares are changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), spin-off, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number and class of

Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities or other laws; provided that fractions of a Share will not be issued. If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award or the Shares subject to such Award covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.
3.    ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Nothing in this Plan creates an entitlement or right of any Employee, Consultant, Director or Non-Employee Director to any Award unless and until such Award is granted as provided in the Plan.
4.    ADMINISTRATION.
4.1.    Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)     prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)    select persons to receive Awards;
(d)    determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest (which may be based on performance criteria) and be exercised or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)    determine the number of Shares or other consideration subject to Awards;
(f)    determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;
(h)    grant waivers of Plan or Award conditions;
(i)    determine the vesting, exercisability and payment of Awards;
(j)    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)    determine whether an Award has been earned or has vested;

(l)    determine the terms and conditions of any, and to institute any Exchange Program;
(m)    reduce or modify any criteria with respect to Performance Factors;
(n)    adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;
(o)    adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or qualify Awards for special tax treatment under laws of jurisdictions other than the United States;
(p)    exercise discretion with respect to Performance Awards;
(q)    make all other determinations necessary or advisable for the administration of this Plan; and
(r)    delegate any of the foregoing to a subcommittee or to one or more officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
4.2    Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3.    Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).
4.4.    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5.    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries and Affiliates operate or have employees or other persons eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals; provided, however, that no action taken under this Section 4.5 shall increase the share limitations contained in Section 2.1 or Section 2.5 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.    OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.1.    Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2.    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3.    Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”), will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4.    Exercise Price. The Exercise Price of each Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares subject to the Option on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the ISO on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5.    Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through an authorized third-party administrator) and (b) full payment for the Shares with respect to which the Option is exercised together with applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for any dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6.    Termination of Service. If a Participant’s Service terminates for any reason other than for Cause or because of the Participant’s death, Disability, or retirement, then the Participant may exercise his or her Options only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates no later than three (3) months after the date the Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options, except as required by applicable law.
(a)    Death. If a Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after the Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date the Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options, except as required by applicable law.
(b)    Disability. If a Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date the Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond (a) three (3) months after the date the Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date the Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(c)    Retirement. If a Participant’s Service terminates because of such Participant’s retirement (consistent with the Company’s policies regarding retirement), then the Participant may exercise his or her Options only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates no later than twenty-four (24) months after the date the Participant’s Service terminates (with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options, except as required by applicable law.
(d)    Cause. If a Participant’s Service is terminated for Cause, then the Participant’s Options shall expire on the Participant’s date of termination of Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Service could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, the Award Agreement or other applicable agreement between the Participant and the Company or any Parent or Subsidiary, Cause shall have the meaning set forth in the Plan.
5.7.    Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.8.    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, unless for the purpose of complying with applicable laws and regulations. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 for Options granted on the date the action is taken to reduce the Exercise Price.
5.9.    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
6.    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.1.    Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.2.    Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted and, if permitted by law, no cash consideration will be required in connection with the payment for the Purchase Price where the Committee provides that payment shall be in the form of services rendered. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, the Award Agreement and any procedures established by the Company.
6.3.    Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.4.    Termination of Service. Except as may be set forth in any Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
7.    STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1.    Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.2.    Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
8.    STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.1.     Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be exercised and settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value of the Shares subject to the SAR on the date of grant. A SAR may be subject to satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.2.    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3.     Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
8.4.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
9.    RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash or by issuance of those

Shares (which may consist of Restricted Stock). No Purchase Price shall apply to an RSU settled in Shares. All RSUs shall be made pursuant to an Award Agreement.
9.1.    Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be vested and settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be subject to satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.2.    Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
9.3.     Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
9.4.    Dividend Equivalent Payments. The Committee may permit Participants holding RSUs to receive dividend equivalent payments on outstanding RSUs if and when dividends are paid to stockholders on Shares. In the discretion of the Committee, such dividend equivalent payments may be paid in cash or Shares and they may be either paid at the same time as dividend payments are made to stockholders or delayed until Shares are issued pursuant to the RSU grants and may be subject to the same vesting or performance requirements as the RSUs. If the Committee permits dividend equivalent payments to be made on RSUs, the terms and conditions for such dividend equivalent payments will be set forth in the RSU Agreement.
10.    PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property or any combination thereof. Grants of Performance Awards shall be made pursuant to an Award Agreement that cites Section 10 of the Plan.
10.1.    Types of Performance Awards. Performance Awards shall include Performance Shares, Performance Units and cash-based Awards as set forth in Sections 10.1(a), 10.1(b) and 10.1(c) below.
(a)    Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.
(b)    Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.
(c)    Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan.
The amount to be paid under any Performance Award may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

10.2.    Terms of Performance Awards. Performance Awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant Performance Period. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
10.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
11.    PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares acquired pursuant to this Plan may be made in cash or cash equivalents or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)    by cancellation of indebtedness of the Company owed to the Participant;
(b)    by surrender of shares of the Company’s common stock held by the Participant that are clear of all liens, claims, encumbrances or security interests that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which the Award will be exercised or settled;
(c)    by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent, Subsidiary or Affiliate;
(d)    by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)    by any combination of the foregoing; or
(f)    by any other method of payment as is permitted by applicable law.
The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, that such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.
12.    GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan with an aggregate grant date fair value that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $[●] in a calendar year. Grant date fair value for purposes of Awards to Non-Employee Directors under the Plan will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of such Options or SARs for reporting purposes and (b) for all other Awards, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.
12.1.    Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.2.    Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price for such Awards granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.3.    Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.3 will be filed with the Company on the form prescribed by the Company.
13.    WITHHOLDING TAXES.
13.1.     Withholding Generally. Prior to any relevant taxable or tax withholding events in connection with the Awards under this Plan, the Company or the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant, may require the Participant to pay or make adequate arrangements satisfactory to the Company with respect to any or all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”) prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Obligations. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld.
13.2.    Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, may, in its sole discretion and pursuant to such procedures as it may specify from time to time, require or permit a Participant to satisfy withholding obligations for such Tax-Related Obligations, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Obligations to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the Tax-Related Obligations to be withheld, or (d) withholding from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company, provided that, in all instances, the satisfaction of the Tax-Related Obligations will not result in any adverse accounting consequence to the Company, as the Committee may determine in its sole discretion. The Company may withhold or account for these Tax-Related Obligations by considering applicable statutory withholding rates or other applicable withholding rates, including maximum rates for the applicable tax jurisdiction to the extent consistent with applicable laws. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.
14.    TRANSFERABILITY.
14.1.    Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 15.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate and such transfer will be for no consideration. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
15.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1.    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement shall be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain or receive such Dividend Equivalent Rights with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares. Notwithstanding the foregoing, in no event shall Dividend Equivalent Rights be paid with respect to Options or SARs.
15.2.    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.    CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.    ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all written or electronic certificate(s) representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificate(s). Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.    REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.8 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver written or electronic certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign, national or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.    NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
21.    CORPORATE TRANSACTIONS.
21.1.    Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:
(a)    The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b)    The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the Exercise Price and the number and nature of shares issuable upon exercise of any such Option or SAR, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
(c)    The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the Exercise Price and the number and nature of shares issuable upon exercise of any such Option or SAR, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).
(d)    The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e)    The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)    The cancellation of outstanding Awards in exchange for no consideration.
The Board shall have full power and authority to assign the Company’s right to repurchase or re- acquire or forfeiture rights to such successor or acquiring entity. In addition, in the event such successor or acquiring entity (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.
21.2.    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not be deducted from the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3.    Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23.    TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).
24.    AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan shall affect any then-outstanding Award unless expressly provided by the Committee; in any event, no termination or amendment of the Plan or any outstanding Award may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.
25.    NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.    INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
27.    ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards shall, subject to applicable law, be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.    DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1.    “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2.    “Award” means any award under the Plan, including any Option, Performance Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.
28.3.    “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee's delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4.    “Board” means the Board of Directors of the Company.
28.5.    “Business Combination” means the business combination effected pursuant to the Business Combination Agreement.
28.6.    “Business Combination Agreement” means the Agreement and Plan of Merger, by and among CM Life Sciences, Inc., the Company and certain other parties thereto.
28.7.    “Cause” means [Participant’s (a) willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy or code of conduct; (b) commission of, or plea of guilty or no contest to, a felony or other crime involving dishonesty or moral turpitude or commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct or breach of fiduciary duty that has caused or is reasonably expected to result in material injury to the Company; (c) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; (d) misappropriation of a business opportunity of the Company; (e) provision of material aid to a competitor of the Company; or (f) willful breach of any of his or her obligations under any written agreement or covenant with the Company, including with respect to any restrictive covenants. The determination as to whether a Participant’s Service is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement or other applicable agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.7].
28.8.    “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.9.    “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.10.    “Company” means [PubCo] or any successor corporation.
28.11.    “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
28.12.    “Corporate Transaction” means the occurrence of any of the following events:
(a)    any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction;
(b)    the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c)    the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;
(d)    any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the capital stock of the Company) or
(e)    a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.
For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time. Notwithstanding the foregoing, the foregoing definition of “Corporate Transaction” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant provided that such document specifically references this definition.
28.13.    “Director” means a member of the Board.
28.14.    “Disability” means in the case of ISOs, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
28.15.    “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends for each Share represented by an Award held by such Participant.
28.16.    “Effective Date” shall mean the closing date of the Business Combination, subject to approval of the Plan by the Company’s stockholders.
28.17.    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate. For the avoidance of doubt, neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company and the definition of “Employee” herein shall not include Non-Employee Directors.
28.18.    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.19.    “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the Exercise Price of an outstanding Award is increased or reduced.
28.20.    “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.21.    “Fair Market Value” means, as of any date, the value of a share of the Company’s common stock determined as follows:
(a)    if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee may determine;
(b)    if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)    if none of the foregoing is applicable, by the Board or the Committee in good faith.
28.22.    “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

28.23.    “IRS” means the United States Internal Revenue Service.
28.24.    “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary or Affiliate.
28.25.    “Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12.
28.26.    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.27.    “Participant” means a person who holds an Award under this Plan.
28.28.    “Performance Award” means an award covering cash, Shares or other property granted pursuant to Section 10 or Section 12 of the Plan.
28.29.    “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)    profit before tax;
(b)    billings;
(c)    revenue;
(d)    net revenue;
(e)    earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);
(f)    operating income;
(g)    operating margin;
(h)    operating profit;
(i)    controllable operating profit or net operating profit;
(j)    net profit;
(k)    gross margin;
(l)    operating expenses or operating expenses as a percentage of revenue;
(m)    net income;
(n)    earnings per share;
(o)    total stockholder return;
(p)    market share;
(q)    return on assets or net assets;
(r)    the Company’s stock price;

(s)    growth in stockholder value relative to a pre-determined index;
(t)    return on equity;
(u)    return on invested capital;
(v)    cash flow (including free cash flow or operating cash flows);
(w)    cash conversion cycle;
(x)    economic value added;
(y)    individual confidential business objectives;
(z)    contract awards or backlog;
(aa)    overhead or other expense reduction;
(bb)    credit rating;
(cc)    strategic plan development and implementation;
(dd)    succession plan development and implementation;
(ee)    improvement in workforce diversity;
(ff)    customer indicators and/or satisfaction;
(gg)    new product invention or innovation;
(hh)    attainment of research and development milestones;
(ii)    improvements in productivity;
(jj)    bookings;
(kk)    attainment of objective operating goals and employee metrics;
(ll)    sales;
(mm)    expenses;
(nn)    balance of cash, cash equivalents, and marketable securities;
(oo)    completion of an identified special project;
(pp)    completion of a joint venture or other corporate transaction;
(qq)    employee satisfaction and/or retention;
(rr)    research and development expenses;
(ss)    working capital targets and changes in working capital; and
(tt)    any other metric that is capable of measurement as determined by the Committee.
The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as, but not limited to, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.30.    “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
28.31.    “Performance Share” means an Award granted pursuant to Section 10 of the Plan, consisting of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
28.32.    “Performance Unit” means an Award granted pursuant to Section 10 of the Plan, consisting of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
28.33.    “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.34.    “Plan” means this [PubCo] 2021 Equity Incentive Plan.
28.35.    “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.36.    “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
28.37.    “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
28.38.    “SEC” means the United States Securities and Exchange Commission.
28.39.    “Securities Act” means the United States Securities Act of 1933, as amended.
28.40.    “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of any leave of absence approved by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from such leave, he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non- Employee Director shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.
28.41.    “Shares” means shares of the common stock of the Company and the common stock of any successor entity.
28.42.    “Stock Appreciation Right” means an Award granted pursuant to Section 8 of the Plan.
28.43.    “Stock Bonus” means an Award granted pursuant to Section 7 of the Plan.
28.44.    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.45.    “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.46.    “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).
29.    CODE SECTION 409A. This Plan and Awards granted hereunder are intended to comply with Section 409A of the Code and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) to the extent subject thereto, or otherwise be exempt from Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless required by applicable law. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or any Award Agreement granted pursuant hereto during the six-month period immediately following the Participant’s termination of Service (the “Deferred Amounts”) shall instead be paid on the first payroll date after the earlier of (i) the six-month anniversary of the Participant’s “separation from service” (as defined in Section 409A) or (ii) the Participant’s death (such date, the “Section 409A Payment Date”), with any portion of the Deferred Amounts that would otherwise be payable prior to the Section 409A Payment Date aggregated and paid in a lump sum without interest on the Section 409A Payment Date. Notwithstanding the foregoing, none of the Company, the Committee or any of their respective affiliates shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A and, by accepting an Award granted hereunder, the Participant acknowledges and agrees that none of the Company, the Committee or any of their respective affiliates will have any liability to the Participant for any such tax or penalty.

EXHIBIT D
Form of Employee Stock Purchase Plan

EXHIBIT D-1
[PUBCO]
2021 EMPLOYEE STOCK PURCHASE PLAN
1.    PURPOSE. [PubCo] adopted the Plan effective as of the Effective Date. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company, to enhance such employees’ sense of participation in the affairs of the Company. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, with regard to offers of options to purchase shares of Common Stock under the Plan to employees working for a Subsidiary or an Affiliate outside the United States, this Plan authorizes the grant of options under a Non-Section 423 Component that is not intended to meet Section 423 requirements, provided, to the extent necessary under Section 423 of the Code, the other terms and conditions of the Plan are met.
Subject to Section 14, a total of [[●] ([●])] shares of Common Stock are reserved for issuance under this Plan. In addition, on each January 1 of each of [2022 through 2031], the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to [one] percent [(1%)] of the total number of shares of all classes of Common Stock issued and outstanding on the immediately preceding December 31 (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year. Subject to Section 14, no more than [[●] ([●])] shares of Common Stock may be issued over the term of this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14. Any or all such shares may be granted under the Section 423 Component.
3.    ADMINISTRATION. The Plan will be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all eligible employees and Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to designate the Participating Corporations, to determine whether Participating Corporations shall participate in the Section 423 Component or Non-Section 423 Component and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of the Plan designed to comply with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, and the provisions of the Plan will separately apply to each such separate offering even if the dates of the applicable Offering Periods of each such offering are identical. To the extent permitted by Section 423 of the Code, the terms of each separate offering under the Plan need not be identical, provided that the rights and privileges established with respect to a particular offering are applied in an identical manner to all employees of every

Participating Corporation whose employees are granted options under that particular offering. The Committee may establish rules to govern the terms of the Plan and the offering that will apply to Participants who transfer employment between the Company and Participating Corporations or between Participating Corporations, in accordance with requirements under Section 423 of the Code to the extent applicable.
4.    ELIGIBILITY.
(a)    Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan by the Committee (other than where such exclusion is prohibited by applicable law):
(b)    employees who do not meet eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code);
(c)    employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;
(d)    employees who are customarily employed for twenty (20) or less hours per week;
(e)    employees who are customarily employed for five (5) months or less in a calendar year;
(f)    (i) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employees who are “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;
(g)    employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; and
(h)    individuals who provide services to the Company or any of its Participating Corporations who are reclassified as common law employees for any reason except for federal income and employment tax purposes.
The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.
(i)    No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan. Notwithstanding the foregoing, the rules of Section 424(d) of the Code shall apply in determining share ownership and the extent to which shares held under outstanding equity awards are to be treated as owned by the employee.
5.    OFFERING DATES.
(a)    Each Offering Period of this Plan may be of up to twenty-seven (27) months duration and shall commence and end at the times designated by the Committee. Each Offering Period shall consist of one or more Purchase Periods during which Contributions made by Participants are accumulated under this Plan.

6.    PARTICIPATION IN THIS PLAN.
(a)    Any employee who is an eligible employee determined in accordance with Section 4 will be eligible to participate in this Plan, subject to the requirement of Section 6(b) hereof and the other terms and provisions of this Plan.
(b)    A Participant may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (on such date as the Committee may determine) to which such agreement relates.
(c)    Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan. A Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.
7.    GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such Participant’s Contribution account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date; provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.
8.    PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:
(a)    The Fair Market Value on the Offering Date; or
(b)    The Fair Market Value on the Purchase Date.
9.    PAYMENT OF PURCHASE PRICE; CONTRIBUTION CHANGES; SHARE ISSUANCES.
(a)    The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that contributions may be made in another form (including but not limited to with respect to categories of Participants outside the United States that Contributions may be made in another form due to local legal requirements). The Contributions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. “Compensation” shall mean base salary or regular hourly wages; however, the Committee shall have discretion to adopt a definition of Compensation from time to time of all cash compensation reported on the employee's Form W-2 or corresponding local country tax return, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, pay during leaves of absence, and draws against commissions (or in foreign jurisdictions, equivalent cash compensation). For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent deductions) shall be treated as if the Participant did not make such election. Contributions shall commence on the first payday following the beginning of any Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price.

(b)    A Participant may decrease the rate of Contributions during an Offering Period by filing with the Company or a third party designated by the Company a new authorization for Contributions, with the new rate to become effective no later than the second payroll period commencing after the Company’s receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of Contributions may be made once during an Offering Period or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of Contributions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a new authorization for Contributions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.
(c)    A Participant may reduce his or her Contribution percentage to zero during an Offering Period by filing with the Company or a third party designated by the Company a request for cessation of Contributions. Such reduction shall be effective beginning no later than the second payroll period after the Company’s receipt of the request and no further Contributions will be made for the duration of the Offering Period. Contributions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the Contribution percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.
(d)    All Contributions made for a Participant are credited to his or her book account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such Contributions. No interest accrues on the Contributions, except to the extent required due to local legal requirements. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions, except to the extent necessary to comply with local legal requirements outside the United States.
(e)    On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all Contributions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to the next lower whole share, unless the Committee determines with respect to all Participants that any fractional share shall be credited as a fractional share. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of the Common Stock shall be carried forward without interest into the next Purchase Period; however, the Committee may from time to time provide that such amounts shall be refunded without interest (except to the extent necessary to comply with local legal requirements outside the United States). In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States.
(f)    As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.
(g)    During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
(h)    To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The

Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
10.    LIMITATIONS ON SHARES TO BE PURCHASED.
(a)    Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:
(i)    In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary).
(ii)    In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary) in the current calendar year and in the immediately preceding calendar year.
For purposes of this Subsection (a), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her Contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such Contributions, the Company must apply the rate in effect immediately prior to such suspension.
(b)    In no event shall a Participant be permitted to purchase more than [●] shares on any one Purchase Date or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective.
(c)    If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.
(d)    Any Contributions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).
11.    WITHDRAWAL.
(a)    Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.
(b)    Upon withdrawal from this Plan, the accumulated Contributions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for Contributions in the same manner as set forth in Section 6 above for initial participation in this Plan.
(c)    [To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any].
12.    TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan (except as required due to local legal requirements outside the United States). In such event, accumulated Contributions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.
13.    RETURN OF CONTRIBUTIONS. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated Contributions credited to such Participant’s account. No interest shall accrue on the Contributions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).
14.    CAPITAL CHANGES. If the number or class of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Section 2 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.
15.    NONASSIGNABILITY. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.
16.    USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant Contributions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total Contributions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17.    NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.
18.    NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.
19.    EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under the Section 423 Component of this Plan shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.
20.    NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.    TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than six (6) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their Contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date.
22.    DESIGNATION OF BENEFICIARY.
(a)    If authorized by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.
(b)    If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. If no such beneficiary has been designated (to the knowledge of the Company), then, in the event of the death of a Participant the Company, in its discretion, may deliver such cash to the Participant’s estate or legal heirs, or if no such estate or legal heirs are known to the Company, then to the Participant’s spouse or, if no estate, legal heir, or spouse is known to the Company, then to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
23.    CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.
24.    APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of [Delaware].
25.    AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. Unless otherwise required by applicable law, if the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.
26.    CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction.
27.    CODE SECTION 409A; TAX QUALIFICATION.
(a)    Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to

Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
(b)    Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
28.    DEFINITIONS.
(a)    “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
(b)    “Board” shall mean the Board of Directors of the Company.
(c)    “Business Combination” means the business combination effected pursuant to the Business Combination Agreement.
(d)    “Business Combination Agreement” means the means the Agreement and Plan of Merger, by and among CM Life Sciences, Inc., Mount Sinai Genomics, Inc., and certain other parties thereto.
(e)    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
(f)    “Committee” shall mean the Compensation Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board.
(g)    “Common Stock” shall mean the common stock of the Company.
(h)    “Company” shall mean [PubCo]
(i)    “Contributions” means payroll deductions taken from a Participant's Compensation and used to purchase shares of Common Stock under the Plan and, to the extent payroll deductions are not permitted by applicable laws (as determined by the Committee in its sole discretion) contributions by other means, provided, however, that allowing such other contributions does not jeopardize the qualification of the Plan as an “employee stock purchase plan” under Section 423 of the Plan.
(j)    “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
(k)    “Effective Date” shall mean the closing date of the Business Combination.
(l)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(m)    “Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows:
i.    if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
ii.    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
iii.    if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or
iv.     if none of the foregoing is applicable, by the Board or the Committee in good faith.
(n)    “Non-Section 423 Component” means the part of the Plan which is not intended to meet the requirements set forth in Section 423 of the Code.
(o)     “Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.
(p)    “Offering Date” shall mean the first business day of each Offering Period.
(q)    “Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).
(r)    “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.
(s)    “Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in this Plan pursuant to Section 6(b).
(t)    “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan. For purposes of the Section 423 Component, only the Parent and Subsidiaries may be Participating Corporations, provided, however, that at any given time a Parent or Subsidiary that is a Participating Corporation under the Section 423 Component shall not be a Participating Corporation under the Non-Section 423 Component. The Committee may provide that any Participating Corporation shall only be eligible to participate in the Non-Section 423 Component.
(u)    “Plan” shall mean this [PubCo] 2021 Employee Stock Purchase Plan, as may be amended from time to time.
(v)    “Purchase Date” shall mean the last business day of each Purchase Period.

(w)    “Purchase Period” shall mean a period during which Contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).
(x)    “Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.
(y)    “Section 423 Component” means the part of the Plan, which excludes the Non- Section 423 Component, pursuant to which options to purchase shares of Common Stock under the Plan that satisfy the requirements for “employee stock purchase plans” set forth in Section 423 of the Code may be granted to eligible employees.
(z)    “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

EXHIBIT E
Form of Amended and Restated Registration Rights Agreement

Execution Version
EXHIBIT E-1
FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [__], 2021, is made and entered into by and among CM Life Sciences, Inc., a Delaware corporation (the “Company”), CMLS Holdings LLC, a Delaware limited liability company (the “Sponsor”), the undersigned parties listed on the signature page hereto under “Existing Holders” (the “Existing Holders”), the undersigned parties listed on the signature page hereto as “New Holders” (the “New Holders” and, together with the Existing Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively, the “Holders”).
RECITALS
WHEREAS, on September 1, 2020, the Company and the Sponsor entered into that certain Registration Rights Agreement (the “Existing Registration Rights Agreement”), pursuant to which the Company granted the Existing Holders certain registration rights with respect to certain securities of the Company;
WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 9, 2021, by and among the Company, S-IV Sub, Inc., a Delaware corporation, and Mount Sinai Genomics D/B/A Sema4, a Delaware corporation (“Target”);
WHEREAS, upon the closing of the transactions contemplated by the Merger Agreement and subject to the terms and conditions set forth therein, the Existing Holders and New Holders will hold shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), in each case, in such amounts and subject to such terms and conditions as set forth in the Merger Agreement;
WHEREAS, in connection with the transactions contemplated by the Merger Agreement, the Company is conducting a private placement of its Class A Common Stock (the “PIPE Investment”) pursuant to the terms of one or more Subscription Agreements, and certain Holders may purchase additional shares of Class A Common Stock pursuant thereto (the “PIPE Shares”);
WHEREAS, certain New Holders may receive additional shares of Class A Common Stock (the “Earnout Shares”) pursuant to certain provisions in the Merger Agreement;
WHEREAS, pursuant to Section 5.5 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the holders of a majority-in-interest of the “Registrable Securities” (as such term is defined in the Existing Registration Rights Agreement) at the time in question;
WHEREAS, the Target and certain of the signatories hereto are parties to that certain Second Amended and Restated Stockholders Agreement, among Mount Sinai Genomics, Inc. d/b/a Sema4 and the Stockholders named therein, dated as of July 27, 2020 (the “Stockholders’ Agreement”) and that certain Registration Rights Agreement, by and between Icahn School of Medicine at Mount Sinai and Mount Sinai Genomics, Inc., dated as of March 28, 2016 (the “ISMMS Registration Rights Agreement”);
WHEREAS, as inducement for the Company, the Target and Merger Sub to enter into the Merger Agreement, the Target and the New Holders will agree that, effective at the Closing Date, the Stockholders’ Agreement, the ISMMS Registration Rights Agreement and certain other agreements with the Target will terminate and be of no further force and effect; and
WHEREAS, the Company and Sponsor desire to amend and restate the Existing Registration Rights Agreement in its entirety in order to provide the Existing Holders and the New Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Agreed Disclosure Process” shall have the meaning given in subsection 3.5.4.
“Adverse Disclosure” shall mean any public disclosure of material non-public information the disclosure of which, in the good-faith determination of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) which the Company has a bona fide business purpose for not making public.
“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such Person, and, in the case of an individual, also includes any member of such individual’s Immediate Family; provided that the Company and its subsidiaries will not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control,” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control”) shall mean possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise.
“Agreement” shall have the meaning given in the Preamble.
“Block Trade” means an offering or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) effected pursuant to a Registration Statement without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.
“Board” shall mean the Board of Directors of the Company.
“Business Day” shall mean a day that is not a Saturday or Sunday or a day on which banks in New York City are authorized or requested by law to close.
“Class A Common Stock” shall have the meaning given in the Recitals hereto.
“Class B Common Stock” shall mean Class B common stock, par value $0.0001 per share, of the Company.
“Closing Date” shall mean the date of the consummation of the transactions contemplated by the Merger Agreement.
“Commission” shall mean the Securities and Exchange Commission. “Commission’s Notice” shall have the meaning given in subsection 2.1.5.
“Company” shall have the meaning given in the Preamble.
“Company Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.
“Demand Registration” shall have the meaning given in subsection 2.2.1.

“Demanding Holders” shall mean, as applicable, (a) the Existing Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Existing Holders, (b) the New Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the New Holders or (c) any Holder meeting the Minimum Amount.
“DTC” shall have the meaning given in subsection 3.1.17.
“DWAC” shall have the meaning given in subsection 3.1.17.
“Earnout Shares” shall have the meaning given in the Recitals hereto.
“Effectiveness Deadline” shall have the meaning given in subsection 2.1.1.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.
“Founder Shares” shall mean all shares of Class B Common Stock that are issued and outstanding as of the date hereof and all shares of Class A Common Stock issued upon conversion thereof.
“Founder Shares Lock-up Period” shall mean, with respect to the Founder Shares held by the Existing Holders or their Permitted Transferees, the period ending on the earlier of (a) one year after the Closing Date, (b) the first date that the closing price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading-day period commencing at least one hundred and fifty (150) days after the Closing Date, and (c) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property.
“Form S-3 Shelf” shall have the meaning given in subsection 2.1.2.
“Holders” shall mean the Existing Holders and the New Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2.“Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and shall include adoptive relationships.
“Initial Shelf” shall have the meaning given in subsection 2.1.1.
“Insider Letter” shall mean that certain letter agreement, dated as of September 1, 2020, by and among the Company, the Sponsor and each of the Company’s officers, directors and director nominees.
“ISMMS Registration Rights Agreement” shall have the meaning given in the Recitals hereto.
“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.
“Merger Agreement” shall have the meaning given in the Recitals hereto. “Minimum Amount” shall have the meaning given in subsection 2.1.3.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus, (in the case of any Prospectus in the light of the circumstances under which they were made) not misleading.
“MNPI Provisions” shall have meaning given in subsection 2.1.3.
“Nasdaq” shall have the meaning given in subsection 3.1.4.
“Necessary Disclosure” shall have the meaning given in subsection 3.5.4.

“New Holder(s)” shall have the meaning given in the Preamble.
“New Registration Statement” shall have the meaning given in subsection 2.1.5.
“Permitted Transferees” shall mean (a) with respect to an Existing Holder, any Person to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Founder Shares Lock-up Period, Private Placement Lock-Up Period or any other lock-up period, as the case may be, under the Insider Letter, the Private Placement Warrants Purchase Agreement, this Agreement and any other applicable agreement between such Existing Holder and the Company, and to any transferee thereafter; and (b) with respect to a New Holder, (i) in the case of an individual, any Person to whom a Holder transfers Registrable Securities (1) by gift to a member of the individual’s Immediate Family, to a trust, the beneficiary of which is a member of the individual’s Immediate Family or an Affiliate of such Person, or to a charitable organization, (2) by virtue of laws of descent and distribution upon death of the individual and (3) pursuant to a qualified domestic relations order; or (ii) in the case of an entity, any Person to whom a Holder transfers Registrable Securities (1) by distribution to such entity’s members, partners, stockholders or equityholders, (2) to any of such entity’s Affiliates or to any fund or other entity controlled or managed by such entity or any of its Affiliates, or to investment manager or investment advisor of such entity or an Affiliate of any such investment manager or investment advisor, and (3) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clause (b) of this definition, provided that such transferee to which a transfer is being made pursuant to clause (a) or (b) above, if not a Holder, enters into a written agreement with the Company agreeing to be bound by the restrictions, including restrictions specific to certain holders, herein.
“Person” shall mean any individual, corporation, partnership, limited liability company, unincorporated association or other legal entity or business organization.
“Piggyback Registration” shall have the meaning given in subsection 2.3.1.
“Private Placement Lock-up Period” shall mean, with respect to Private Placement Warrants that are held by the initial purchasers of such Private Placement Warrants or their Permitted Transferees, the Private Placement Warrants and shares of Class A Common Stock issuable upon the exercise or conversion of the Private Placement Warrants, and that are held by the initial purchasers of the Private Placement Warrants or their Permitted Transferees, the period ending thirty (30) days after the Closing Date.
“Private Placement Warrants” shall mean the warrants to purchase shares of Class A Common Stock purchased by the Sponsor pursuant to the Private Placement Warrants Purchase Agreement.
“Private Placement Warrants Purchase Agreement” shall mean that certain Private Placement Warrants Purchase Agreement by and between the Company and the Sponsor, dated as of September 1, 2020.
“Pro Rata” shall have the meaning given in subsection 2.2.4.
“Prospectus” shall mean the prospectus included in any Registration Statement, including any preliminary prospectus and free writing prospectus, in each case, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.
“Registrable Security” shall mean (a) the Founder Shares and the shares of Class A Common Stock issued or issuable upon the conversion of the Founder Shares, (b) the Private Placement Warrants (including any shares of Class A Common Stock issued or issuable upon the exercise of the Private Placement Warrants), (c) any issued and outstanding shares of Class A Common Stock or any other equity security (including the shares of Class A Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement, (d) any equity securities (including the shares of Class A Common Stock issued or issuable upon the exercise of any such equity security) of the Company issuable upon conversion of any working capital loans in an amount up to $1,500,000 made to the Company by a Holder (including the Working Capital Warrants and shares of Class A Common Stock issued or issuable upon the exercise of the Working Capital Warrants), (e) any outstanding shares of Class A Common Stock or any other equity security of the Company held by a New Holder issued in connection with the transactions contemplated by the Merger Agreement (including any Earnout Shares), (f) any PIPE Shares, (g) any other equity securities (including shares of Class A Common Stock) of the Company held by a New Holder at the Closing Date and (h) any other equity security of the Company issued or issuable with respect to any such share of Class A Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have ceased to be outstanding; (iii) such securities have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iv) with respect to a Holder, all such securities held by such Holder could be sold pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) without restriction on volume or manner of sale in any three-month period and without the requirement for the Company to be in compliance with the public information required under Rule 144; or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person holds such Registrable Securities of record or in “street name” or has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right and, in the case of Registrable Securities issuable upon exercise of warrants, assuming the exercise thereof for cash), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Class A Common Stock be registered pursuant to this Agreement.
“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Date” shall have the meaning given in subsection 3.5.2.
“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:
(a)    all registration, qualification and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;
(b)    fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(c)    printing, messenger, telephone and delivery expenses;
(d)    reasonable fees and disbursements of counsel for the Company;
(e)    reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and
(f)    reasonable fees and expenses of one (1) legal counsel selected by the Demanding Holders, not to exceed $75,000.
“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Registration Trigger Date” shall have the meaning given in subsection 2.1.6.
“Requesting Holder” shall have the meaning given in subsection 2.2.1.
“SEC Guidance” shall have the meaning given in subsection 2.1.5.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereafter, all as the same shall be in effect from time to time.
“Shelf Take Down Notice” shall have the meaning given in subsection 2.1.3.
“Shelf Underwritten Offering” shall mean an underwritten offering that is registered pursuant to a Shelf, including a Block Trade.
“Sponsor” shall have the meaning given in the Preamble.
“Subscription Agreements” shall means those certain subscription agreements dated February 9, 2021 by and between the Company and certain subscribers to shares of Class A Common Stock.
“Suspension Event” shall have the meaning given in Section 3.4.
“Suspension Notice” shall have the meaning given in Section 3.4.
“Trading Day” shall have the meaning given in subsection 2.1.6.
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Unrestricted Conditions” shall have the meaning given in subsection 3.5.2.
ARTICLE II
REGISTRATIONS
Section 2.1    Shelf Registration.
2.1.1    The Company shall, as soon as practicable, but in any event within thirty (30) days after the Closing Date (the “Filing Deadline”), file a Registration Statement under the Securities Act (the “Initial Shelf”) to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this subsection 2.1.1 and shall use its commercially reasonable efforts to cause such Initial Shelf to be declared effective as soon as practicable after the filing thereof, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline and (ii) five (5) Business Days after the Commission notifies the Company that it will not review the Initial Shelf, if applicable (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended to ninety (90) days after the Filing Deadline if the Initial Shelf is reviewed by, and receives comments from, the Commission. Without limiting the foregoing, as soon as practicable, but in no event later than three (3) Business Days, following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that the Initial Shelf or any amendment thereto will not be subject to review, the Company shall file a request for acceleration of effectiveness of such Initial Shelf (to the extent required, by declaration or ordering of effectiveness, of such Initial Shelf or amendment thereto by the Commission) to a time and date not later than two (2) Business Days after the submission of such request. The Initial Shelf filed with the Commission pursuant to this subsection 2.1.1 shall be on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, provided, that the Company shall file, within thirty (30) days of such time as Form S-3 is available for the Initial Shelf, a post-effective amendment to the Initial Shelf then in effect, or otherwise file a Registration Statement on Form S-3, registering the Registrable Securities for resale on Form S-3 (provided that the Company shall use commercially reasonable efforts to maintain the effectiveness of the Initial Shelf then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the Commission. The Initial Shelf shall cover all Registrable Securities, and shall contain a Prospectus in such form as permits any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Initial Shelf and the Company shall file with the Commission the final form of such Prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the second (2nd) Business Day after the Initial Shelf becomes effective. The Initial Shelf shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders and shall include a customary “plan of distribution.” The Company shall use its commercially reasonable efforts to cause the Initial Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Initial Shelf is available or, if not available, that another Registration Statement is available at all times, for the public resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of the Initial Shelf, but in any event within three (3) Business Days of such date, the Company shall notify the Holders of the effectiveness of such the Initial Shelf.
2.1.2    Form of Registration. If the Company files the Initial Shelf on Form S-3 (a “Form S-3 Shelf”) and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use its commercially reasonable efforts to file the Initial Shelf on Form S-1 as promptly as practicable to replace the shelf registration statement that is on Form S-3 and have the Initial Shelf declared effective as promptly as practicable and to cause such Initial Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Initial Shelf is available or, if not available, that another Registration Statement is available, for the public resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities.
2.1.3    Underwritten Shelf Takedowns. At any time and from time to time following the effectiveness of the Initial Shelf, any Holder may request to sell all or a portion of their Registrable Securities in a Shelf Underwritten Offering; provided that such Holder(s) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of $50,000,000 from such Shelf Underwritten Offering (such amount of Registrable Securities, the “Minimum Amount”). All requests for a Shelf Underwritten Offering shall be made by giving written notice to the Company (the “Shelf Take Down Notice”). Each Shelf Take Down Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Shelf Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Shelf Underwritten Offering. Except with respect to any Registrable Securities distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as applicable, within five (5) days after receipt of any Shelf Take Down Notice, the Company shall, subject to subsections 3.5.3 and 3.5.4 (collectively, the “MNPI Provisions”), give written notice of such requested Shelf Underwritten Offering to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to the provisions of subsection 2.2.4, shall include in such Shelf Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein, within five (5) days after sending the Company Shelf Takedown Notice. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the Holders holding a majority-in-interest of the Registrable Securities to be included in such Shelf Underwritten Offering after consultation with, and approval (which shall not be unreasonably withheld, conditioned or delayed) by, the Company and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Shelf Underwritten Offering contemplated by this subsection 2.1.3, subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations of the Company and the selling stockholders as are customary in underwritten offerings of securities by the Company. The New Holders, on the one hand, and the Existing Holders, on the other hand, may each demand not more than two (2) Shelf Underwritten Offerings pursuant to this Section 2.1.3 in any 12-month period.
2.1.4    At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement pursuant to this Article II, the Company shall use reasonable efforts to notify each Holder in writing (which may be by email) of the information reasonably necessary about the Holder to include such Holder’s Registrable Securities in such Registration Statement. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities to the extent the Company has not received such information, and received any other reasonably requested agreements or certificates, on or prior to the third (3rd) Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Article II.
2.1.5    Notwithstanding the registration obligations set forth in this Section 2, in the event that, despite the Company’s efforts to include all of the Registrable Securities in any Registration Statement filed pursuant to subsection 2.1.1, the Commission informs the Company (the “Commission’s Notice”) that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Initial Shelf as required by the Commission and (ii) as soon as practicable but in no event later than the twentieth (20th) day following the first date on which such Registrable Securities may then be included in a Registration Statement, file an additional Registration Statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Company for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. The Holders shall have the right to participate or have their respective legal counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have their respective counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which any Holder’s counsel reasonably objects. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a holder as to its Registrable Securities directing the inclusion of less than such holder’s pro rata amount, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders. In the event the Company amends the Initial Shelf or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Shelf, as amended, or the New Registration Statement.
2.1.6    No Holder shall be named as an “underwriter” in any Registration Statement filed pursuant to this Section 2 without the Holder’s prior written consent; provided that if the Commission requests that a Holder be identified as a statutory underwriter in the Registration Statement, then such Holder will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register such Holder’s Registrable Securities shall be deemed satisfied or (ii) be included as such in the Registration Statement. Each Registration Statement (and each amendment or supplement thereto) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Holders prior to its filing with, or other submission to, the Commission.
2.1.7    In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Section 2 is insufficient to cover all of the Registrable Securities (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash), the Company shall amend such Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash) as of the Registration Trigger Date as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event no later than sixty (60) days of the Registration Trigger Date (or ninety (90) days if the applicable Registration Statement or amendment is reviewed by, and comments are thereto provided from, the Commission) or as promptly as practicable in the event the Company is required to increase its authorized shares. “Trading Day” shall mean any day on which the Class A Common Stock is traded for any period on the principal securities exchange or market on which the Class A Common Stock is then being traded.
Section 2.2    Demand Registration.
2.2.1    Request for Registration. Subject to the provisions of subsection 2.2.5 and Sections 2.4 and 3.4 hereof, and provided that the Company does not have an effective Registration Statement pursuant to subsection 2.1.1, outstanding covering all of the Registrable Securities, following the expiration of the Founder Shares Lock-up Period, the Private Placement Lock-up Period or any other applicable lock-up period, as the case may be, a Demanding Holder may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). Subject to the MNPI Provisions, the Company shall, within five (5) days of the Company’s receipt of the Demand Registration, notify, in writing all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, subject to subsection 2.2.4 below, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than sixty (60) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration by the Existing Holders and an aggregate of five (5) Registration pursuant to a Demand Registration by the New Holders under this subsection 2.1.1 with respect to any or all Registrable Securities. Notwithstanding the foregoing, (i) the Company shall not be required to give effect to a Demand Registration from a Demanding Holder if the Company has registered Registrable Securities pursuant to a Demand Registration (which has become effective) from such Demanding Holder in the preceding one hundred and twenty (120) days, and (ii) the Company’s obligations with respect to any Demand Registration shall be deemed satisfied so long as the Registration Statement filed pursuant to subsection 2.1.1 includes all of such Demanding Holder’s Registrable Securities and is effective.
2.2.2    Effective Registration. Notwithstanding the provisions of subsection 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (a) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and, (b) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days thereafter, of such election. The Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration by the same Demanding Holder becomes effective or is subsequently terminated.
2.2.3    Underwritten Offering. Subject to the provisions of subsection 2.2.4 and Sections 2.4 and 3.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.3, subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Company and the Underwriter(s) selected for such Underwritten Offering by a majority-in-interest of the Demanding Holders initiating the Demand Registration after consultation with, and approval by, the Company (which shall not be unreasonably withheld, conditioned or delayed).
2.2.4     Reduction of Underwritten Offering. If a Demand Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that, in its opinion, the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Class A Common Stock or other equity securities that the Company desires to sell for its own account and the Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:
(a)    first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities held by each Demanding Holder and Requesting Holder (if any) and the aggregate number of Registrable Securities held by the Demanding Holders and Requesting Holders (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities;
(b)     second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders (Pro Rata, based on the respective number of Registrable Securities held by each Holder) exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, without exceeding the Maximum Number of Securities;
(c)    third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Class A Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and
(d)    fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a), (b) and (c), the Class A Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.
2.2.5    Demand Registration Withdrawal. A Demanding Holder or a Requesting Holder shall have the right to withdraw all or a portion of its Registrable Securities included in a Demand Registration pursuant to subsection 2.2.1 or a Shelf Underwritten Offering pursuant to subsection 2.1.3 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to so withdraw (a) in the case of a Demand Registration not involving an Underwritten Offering, one (1) Business Day prior to the effectiveness of the applicable Registration Statement or (b) in the case of any Demand Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the pricing of such Underwritten Offering or Shelf Underwritten Offering; provided, however, that upon withdrawal by a majority-in-interest of the Demanding Holders initiating a Demand Registration (or in the case of a Shelf Underwritten Offering, withdrawal of an amount of Registrable Securities included by the Holders in such Shelf Underwritten Offering, in their capacity as Demanding Holders, being less than the Minimum Amount), the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement or complete the Underwritten Offering, as applicable. For the avoidance of doubt, any Demand Registration withdrawn pursuant to this subsection 2.2.5 shall be counted toward the aggregate number of Demand Registrations the Company is obligated to effect pursuant to subsection 2.2.1 unless (A)(1) the Demanding Holders reimburse the Company for all of its out-of-pocket costs and expenses incurred in connection with any such withdrawn Demand Registration incurred through the date of such withdrawal and (2) such revocation or withdrawal shall have been made prior to the commencement of any marketing efforts or “road shows” by the Company or the underwriters in connection with such Demand Registration, or (B) such withdrawal or revocation occurs following the issuance by the Company of a Suspension Notice. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred by it in connection with a Registration pursuant to a Demand Registration or a Shelf Underwritten Offering prior to its withdrawal under this subsection 2.2.5.
Section 2.3    Piggyback Registration.
2.3.1    Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.2 hereof), other than a Registration Statement (a) filed in connection with any employee stock option or other benefit plan, (b) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (c) for an offering solely of debt that is convertible into equity securities of the Company, (d) for a dividend reinvestment plan, (e) for any issuances of securities in connection with a transaction involving a merger, consolidation, sale, exchange, issuance, transfer, reorganization or other extraordinary transaction between the Company or any of its Affiliates and any third party, or (f) filed pursuant to subsection 2.1.1, then, subject to the MNPI Provisions, the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities (excluding the Sponsor with respect to any Registrable Securities distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as applicable) as soon as practicable but not less than twenty (20) days before the anticipated filing date of such Registration Statement, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution (including whether such registration will be pursuant to a shelf registration statement), and the proposed price and name of the proposed managing Underwriter or Underwriters, if any, in such offering, (ii) describe such Holders’ rights under this Section 2.3, and (iii) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response noticed described in the foregoing sentence to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account the Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.3.1, subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.
2.3.2    Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that, in its opinion, the dollar amount or number of the Class A Common Stock that the Company desires to sell, taken together with (a) the Class A Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (b) the Registrable Securities as to which registration has been requested pursuant to Section 2.3 hereof, and (c) the Class A Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:
2.3.2.1    if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (a) first, the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Class A Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and
2.3.2.2    if the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (a) first, the Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Class A Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (d) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a), (b) and (c), the Class A Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.
2.3.3    Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration (a) in the case of a Piggyback Registration not involving an Underwritten Offering or Shelf Underwritten Offering, one (1) Business Day prior to the effectiveness of the applicable Registration Statement or (b) in the case of any Piggyback Registration involving an Underwritten Offering or any Shelf Underwritten Offering, two (2) Business Days prior to the pricing of such Underwritten Offering or Shelf Underwritten Offering. The Company (whether on its own good-faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.
2.3.4    Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof or a Shelf Underwritten Offering effected under subsection 2.1.3.
Section 2.4     Reserved.
Section 2.5    Block Trades.
2.5.1    Notwithstanding any other provision of this Agreement, but subject to Sections 2.4 and 3.4, if a Demanding Holder desires to effect a Block Trade with a total offering price reasonably expected to exceed, in the aggregate, either (x) the Minimum Amount or (y) all remaining Registrable Securities held by the Demanding

Holder, then notwithstanding the time periods provided for in subsection 2.1.4, such Demanding Holder shall notify the Company of the Block Trade at least five (5) Business Days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the Company and any Underwriters or placement agents or sales agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.
2.5.2    Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, any Demanding Holders shall have the right to submit a Withdrawal Notice to the Company and the Underwriter or Underwriters or placement agents or sales agents (if any) of their intention to withdraw from such Block Trade.
Section 2.6    Market Stand-Off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade), each Holder participating in the Underwritten Offering pursuant to the terms of this Agreement agrees that it shall not Transfer any shares of Class A Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the 90-day period beginning on the date of pricing of such offering or such shorter period during which the Company agrees not to conduct an underwritten primary offering of Class A Common Stock, except in the event the Underwriters managing the offering otherwise agree by written consent. Each Holder participating in the Underwritten Offering agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).
ARTICLE III
COMPANY PROCEDURES
Section 3.1    General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof. When effective, the Registration Statements filed pursuant to this Agreement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement. In connection with effecting a Registration of Registrable Securities pursuant to this Agreement, the Company shall, as expeditiously as possible:
3.1.1    prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and, except as otherwise set forth herein, use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;
3.1.2    prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by a majority in interest of the applicable Holders of Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;
3.1.3    prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the

Registrable Securities owned by such Holders, and no document shall be filed with the Commission to which any Holder or its counsel reasonably objects in good faith;
3.1.4    prior to any public offering of Registrable Securities, but in any case no later than the effective date of the applicable Registration Statement, use its commercially reasonable efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities or securities exchanges, including the applicable Nasdaq Stock Market (“Nasdaq”), as may be necessary by virtue of the business and operations of the Company or otherwise and do any and all other acts and things that may be necessary or advisable, in each case, to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.5    cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed no later than the effective date of such Registration Statement;
3.1.6    provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
3.1.7    advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of (i) subject to the MNPI Provisions, any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or (ii) the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;
3.1.8    at least five (5) Business Days (or, in the case of a Block Trade, at least one (1) day) prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel, including, without limitation, providing, upon request of a Holder, copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus;
3.1.9    notify the Holders promptly at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then correct such Misstatement or include such information as is necessary to comply with law, in each case as set forth in Section 3.4 hereof;
3.1.10    permit a representative of a majority-in-interest of the New Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of any Registration Statement and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that, if requested by the Company, such representatives or Underwriters shall be required to enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
3.1.11    obtain a “cold comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from the Company’s independent registered public accountants in the event of an Underwritten Offering that the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and any Underwriter;
3.1.12    on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders and any Underwriter;
3.1.13    in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;
3.1.14    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);
3.1.15    if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by a majority-in-interest of the participating Holders or the Underwriter in any Underwritten Offering;
3.1.16    if applicable, promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Initial Shelf (an “Issuer Filing”), pay the filing fee required by such Issuer Filing and use its commercially reasonable efforts to complete the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Initial Shelf.
3.1.17    cooperate with each Holder that holds Registrable Securities being offered and the Underwriter in any Underwritten Offering with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities that have been offered and sold pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities that have been offered and sold pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Holder or Underwriter, if any, may reasonably request;
3.1.18    for so long as this Agreement remains effective, use reasonable best effects to (a) cause the Class A Common Stock to be eligible for clearing through DTC, through its DWAC system; (b) be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Class A Common Stock; and (c) ensure that the transfer agent for the Class A Common Stock is a participant in, and that the Class A Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and
3.1.19    otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders in connection with such Registration.
Section 3.2    Registration Expenses. Except as otherwise provided herein, the Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders except as otherwise provided herein.
Section 3.3    Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
Section 3.4    Restrictions on Registration Rights; Suspension of Sales; Adverse Disclosure. If (a) during the period starting with the date sixty (60) days prior to the Company’s good-faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Registration Statement in respect of a Company initiated underwritten Registration the Company receives a Demand Registration, and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.2.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Company-initiated Registration Statement to become effective, (b) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of the underwriters to firmly underwrite the offer, or (c) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case, the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good-faith judgment of the Board it would be seriously detrimental to the Company for a Registration Statement with respect to such Demand Registration to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than sixty (60) days. For the avoidance of doubt, the foregoing ability to defer the filing of a Registration Statement shall not apply to the Company’s obligation to file the Initial Shelf pursuant to subsection 2.1.1. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement or including the information counsel for the Company instructs is necessary to comply with law (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement and complies with law), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control (a “Suspension Event”), the Company may, subject to the MNPI Provisions, upon giving prompt written notice of such action to the Holders (a “Suspension Notice”), no later than three (3) Business Days from the date of such Suspension Event, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time required to resolve such issue, but in no event more than forty-five (45) consecutive days, determined in good faith by the Board to be necessary for such purpose; provided that the Company shall not defer its obligations pursuant to this Section 3.4 more than twice during any twelve (12)-month period; provided further, that in no event shall the Company be entitled to delay or defer the filing or effectiveness of the Initial Shelf pursuant to this Section 3.4. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the Suspension Notice, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities; provided, for the avoidance of doubt, that the foregoing shall not restrict or otherwise affect the consummation of any sale pursuant to a contract entered into, or order placed, by any Holder prior to delivery of the Suspension Notice. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4. The Holders agree that, except as required by applicable law, the Holders shall treat as confidential the receipt of a Suspension Notice from the Company under this Section 3.4 (provided that in no event shall such notice disclose the basis for suspension or contain any material nonpublic information) and shall not disclose the information contained in such written notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of the terms of this Agreement.
Section 3.5    Covenants of the Company.
3.5.1    The Company will use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144. Without limiting the foregoing, as long as any Holder shall own Registrable Securities (without taking into account the exclusion of the definition of such term contained in clause (iv) thereof), the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely all reports required to be filed by the Company after the date hereof pursuant to Sections 13 or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions.
3.5.2    Other than with respect to any contractual restriction applicable to any Holder, the stock certificates evidencing the Registrable Securities (without taking into account the exclusion of the definition of such term contained in clause (iv) thereof) (and/or book entries representing the Registrable Securities) held by each Holder shall not contain or be subject to any legend restricting the transfer thereof (and the Registrable Securities shall not be subject to any stop transfer or similar instructions or notations): (A) while a Registration Statement covering the sale or resale of such securities is effective under the Securities Act, if such Holder provides paperwork to the effect that it will sell, distribute or transfer such securities pursuant to such Registration Statement and the plan of distribution set forth therein or Rule 144, or (B) if such Holder provides customary paperwork to the effect that it has sold such shares pursuant to Rule 144, or (C) if such Registrable Securities are eligible for sale under Rule 144 (including Rule 144(i)) as set forth in customary non-affiliate paperwork provided by such Holder and such non-affiliate Holder agrees to sell or transfer such Registrable Securities pursuant to Rule 144 or pursuant to a Registration Statement and the plan of distribution set forth therein or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) as determined in good faith by counsel to the Company or set forth in a legal opinion delivered by nationally recognized counsel to the Holder (collectively, the “Unrestricted Conditions”). The Company agrees that at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required it will, no later than two (2) Business Days following the delivery by a Holder to the Company or the Company’s transfer agent of a certificate representing any Registrable Securities, issued with a restrictive legend, (or, in the case of Registrable Securities represented by book entries, delivery by a Holder to the Company or the Company’s transfer agent of a legend removal request) deliver or cause to be delivered to such Holder a certificate or, at the request of such Holder, deliver or cause to be delivered such Registrable Securities to such Holder by crediting the account of such Holder’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, in each case, free from all restrictive and other legends and stop transfer or similar instructions or notations. If any of the Unrestricted Conditions is met at the time of issuance of any Registrable Securities (e.g., upon exercise of warrants), then such securities shall be issued free of all legends.
3.5.3    Notwithstanding anything in this Agreement to the contrary, the Company will not provide any material, nonpublic information to any Holder without the prior written consent of such Holder, and in the event that the Company believes that a notice or communication required by this Agreement to be delivered to any Holder contains material, nonpublic information relating to the Company, its securities, any of its Affiliates or any other Person, the Company shall so indicate to such Holder prior to delivery of such notice or communication, and such indication shall provide such Holder the means to refuse to receive such notice or communication. No Holder nor any of its Affiliates or representatives shall have any duty of trust or confidence with respect to, or obligation not to trade in any securities while aware of, any material, nonpublic information provided to such Holder, Affiliate or representative in violation of this subsection 3.5.3.
3.5.4    Notwithstanding the foregoing, to the extent the Company reasonably and in good faith determines that it is necessary to disclose material non-public information to a Holder in order to comply with its obligations hereunder (a “Necessary Disclosure”), the Company shall inform counsel to such Holder to the extent such counsel has been identified in writing to the Company in advance of such determination without disclosing the applicable material non-public information, and the Company and such counsel on behalf of the applicable Holder shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Holder or its representatives that is mutually acceptable to such Holder and the Company (an “Agreed Disclosure Process”). Thereafter, the Company shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process.
Section 3.6    Information. The Holders shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Article II and in connection with the Company’s obligation to comply with federal and applicable state securities laws.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
Section 4.1    Indemnification.
4.1.1    The Company agrees to indemnify, defend and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of the Securities Act) and each Holder’s and control Person’s officers, directors, members, partners, and managers against all losses, claims, actions, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from any Misstatement or alleged Misstatement, except insofar as the same are contained in any information furnished in writing to the Company by such Holder expressly for use in a Registration Statement or Prospectus. The Company shall indemnify the Underwriters, their officers and directors and agents and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.
4.1.2    In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information relating to such Holder as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any Misstatement or alleged Misstatement, but only to the extent that such Misstatement or alleged Misstatement is contained in any information so furnished in writing by such Holder expressly for use in such Registration Statement or Prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds actually received by such Holder from the sale of Registrable Securities in such offering giving rise to such liability. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.
4.1.3    Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in defending such claim) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or includes any admission as to fault or culpability or failure to act on the part of an indemnified party.
4.1.4    The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, or controlling Person of such indemnified party and shall survive transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
4.1.5    If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any Misstatement or alleged Misstatement, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action and the benefits received by the such indemnifying party or indemnified party; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder from the sale of Registrable Securities in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE V
MISCELLANEOUS
Section 5.1    Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third (3rd) Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail (provided no “bounce back” or notice of non-delivery is received) or facsimile, at such time as it is delivered to the addressee (except in the case of electronic mail, with the delivery receipt) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 333 Ludlow Street, Stamford, CT 06902,and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective after delivery of such notice as provided in this Section 5.1.
Section 5.2    Assignment; No Third Party Beneficiaries.
5.2.1    This Agreement and the rights, duties and obligations of the Company and the Holders hereunder may not be assigned or delegated by the Company or the Holders, as the case may be, in whole or in part.
5.2.2    Prior to the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as the case may be, no Existing Holder who is subject to either or both the Founder Shares Lock-up Period or the Private Placement Lock-up Period may assign or delegate such Existing Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee, to an Affiliate or as otherwise permitted pursuant to the terms of the Founder Shares Lock-up Period, the Private Placement Lock-up Period or other lock-up period, as applicable.
5.2.3    This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the applicable Holders, which shall include Permitted Transferees.
5.2.4    This Agreement shall not confer any rights or benefits on any Persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.
5.2.5    No assignment (including to a Permitted Transferee) by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (a) written notice of such assignment as provided in Section 5.1 hereof and (b) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.
Section 5.3    Counterparts. This Agreement may be executed in multiple counterparts (including facsimile, PDF counterparts or other electronic transmission), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.
Section 5.4    Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.
Section 5.5    Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that, notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects either the Existing Holders as a group or the New Holders as a group, respectively, in a manner that is materially adversely different from the Existing Holders or New Holders, as applicable, shall require the consent of at least a majority-in-interest of the Registrable Securities held by such Existing Holders or New Holders, as applicable, at the time in question; provided, further, that, notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; provided, further, that notwithstanding the foregoing, any amendment to Section 2.6 that affects a party hereto shall require the written consent of such party. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
Section 5.6    Other Registration Rights. Other than pursuant to the terms of the Subscription Agreements in connection with the PIPE Investment, the Company represents and warrants that no Person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other Person. The Company represents, warrants and agrees that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties thereto, and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. To the extent the Company grants any Person(s) the right to request the Company or any of its subsidiaries to register any equity securities of the Company or any of its subsidiaries or any securities convertible or exchangeable into or exercisable for such securities, the Company shall grant piggyback registration rights to the New Holders in connection therewith.
Section 5.7    Term. This Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of this Agreement, (b) the date as of which all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (c) with respect to a particular Holder, the date as of which all Registrable Securities held by such Holder have been sold (x) pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (y) under Rule 144 or another exemption from registration under the Securities Act. The provisions of Section 3.5 and Article IV shall survive any termination.
Section 5.8    Rules of Construction. Any provision of this Agreement that refers to the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.” References to numbered or letter articles, sections and subsections refer to articles, sections and subsections, respectively, of this Agreement unless expressly stated otherwise. All references to this Agreement include, whether or not expressly referenced, the exhibits and schedules attached hereto. References to a Section, paragraph, Exhibit or Schedule, such reference shall be to a Section or paragraph of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument, law or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes references to all attachments thereto and instruments incorporated therein unless otherwise indicated. References to a Person are also to its permitted successors and assigns. In the event that any claim is made by any Person relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Person or its counsel.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

CM LIFE SCIENCES, INC., a Delaware corporation

By:
Name:
Title:

EXISTING HOLDERS:

CMLS HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

Name: Munib Islam

Name: Emily Leproust

Name: Nat Turner

Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
[NEW HOLDERS]

ANNEX B
[CM LIFE SCIENCES, INC.]
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
[CM Life Sciences, Inc.], a Delaware corporation, hereby certifies as follows:
1.    The name of this corporation is “[CM Life Sciences, Inc.]” The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 10, 2020 (the “Original Certificate”), the First Amendment and Restatement to the Original Certificate was filed with the Secretary of State of the State of Delaware on July 13, 2020 (the “First Amended Certificate”), and Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 1, 2020 (the “Second Amended Certificate”).
2.    This Third Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of this corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: [●], 2021	[CM LIFE SCIENCES, INC.]

By:
Name:
Title:

EXHIBIT A
[COMPANY NAME]
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of the corporation is [Company Name] (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801, and the name of the registered agent of this Corporation in the State of Delaware at such address is The Corporation Trust Company.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1.    Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is [●] shares, consisting of two classes: [●] shares of Class A Common Stock, $0.0001 par value per share (the “Common Stock”); and [●] shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).
2.    Designation of Additional Series.
2.1.    The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and, except where otherwise provided in the applicable Certificate of Designation, to thereafter increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of two-thirds of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation; provided, however, that if two-thirds of the Whole Board (as defined below) has approved such increase or decrease of the number of authorized shares of Preferred Stock, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation, shall be required to effect such increase or decrease. For purposes of this Third Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, including pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock, this “Certificate of Incorporation”), the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

2.2.    Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, any series of Preferred Stock or any future class or series of capital stock of the Corporation.
2.3.    Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).
ARTICLE V: AMENDMENT OF BYLAWS
The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws; provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by the Board and submitted to the stockholders for adoption thereby, if two-thirds of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation)), shall be required to adopt, amend or repeal any provision of the Bylaws.
ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.    Director Powers. Except as otherwise provided by the General Corporation Law, the Bylaws of the Corporation or this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
2.    Number of Directors. Subject to the special rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3.    Classified Board. Subject to the special rights of the holders of one or more series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board may assign members of the Board already in office to the Classified Board, which assignments shall become effective at the same time that the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. The number of directors in each class shall be divided as nearly equal as is practicable. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the effectiveness of this Certificate of

Incorporation, the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the effectiveness of this Certificate of Incorporation and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the effectiveness of this Certificate of Incorporation. At each annual meeting of stockholders following the effectiveness of this Certificate of Incorporation, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
4.    Term and Removal. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time by delivering a resignation in writing or by electronic transmission to the Corporation at its principal office or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Subject to the special rights of the holders of any series of Preferred Stock, no director may be removed from the Board except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the classes of directors so as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board shall shorten the term of any director.
5.    Board Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
6.    Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VII: DIRECTOR LIABILITY
1.    Limitation of Liability. To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.    Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS
1.    No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.

2.    Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director (as defined in the Bylaws), the President, or the Board acting pursuant to a resolution adopted by a majority of the Whole Board and may not be called by the stockholders or any other person or persons.
3.    Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE IX: CHOICE OF FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.
ARTICLE X: AMENDMENT OF CERTIFICATE OF INCORPORATION
If any provision of this Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Certificate of Incorporation (including, without limitation, all portions of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote (but subject to the rights of any series of Preferred Stock set forth in any Certificate of Designation), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article X or Article V, Article VI, Article VII or Article VIII; provided, further, that if two-thirds of the Whole Board has approved such amendment or repeal of any provisions of this Certificate of Incorporation, then only the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation or any Certificate of Designation), shall be required to amend or repeal such provisions of this Certificate of Incorporation.
* * * * * * * * * * *

Execution version
ANNEX C
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on February 9, 2021, by and between CM Life Sciences, Inc., a Delaware corporation (the “Issuer”), and the subscriber party set forth on the signature page hereto (“Subscriber”).
WHEREAS, the Issuer is concurrently with the execution and delivery hereof entering into that certain Agreement and Plan of Merger (as amended or modified, the “Business Combination Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Business Combination Agreement), by and among the Issuer, S-IV Sub, Inc., a Delaware corporation (“Merger Sub”), and Mount Sinai Genomics, Inc. (d/b/a Sema4) (together with its direct and indirect subsidiaries, “Target”), in substantially the same form provided to Subscriber prior to the date hereof, pursuant to which, among other transactions, Merger Sub is to merge with and into Target, with Target continuing on as the surviving entity and a wholly owned subsidiary of Issuer, on the terms and conditions set forth therein (the “Transactions”);
WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer that number of shares of the Issuer’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), as set forth on the signature page hereto (the “Acquired Shares”), for a purchase price of $10.00 per share (the “Per Share Price”) and an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer on or prior to the Closing (as defined below);
WHEREAS, the Issuer and Subscriber are executing and delivering this Subscription Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”);
WHEREAS, in connection with the Transactions, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or institutional “accredited investors” (as such term is defined in Rule 501 under the Securities Act) (each an “Other Subscriber”), have (severally and not jointly) entered into separate subscription agreements with the Issuer (the “Other Subscription Agreements”), pursuant to which such investors have agreed to purchase Class A Shares on the Closing Date (as defined below) at the Per Share Price (the “Other Acquired Shares”);
WHEREAS, the aggregate amount of Class A Shares to be sold by Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements equals 35 million Class A Shares; and
WHEREAS, the aggregate amount of proceeds to the Issuer in connection with the purchase and sale of the Acquired Shares and the Other Acquired Shares equals $350 million.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.    Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”).
2.    Closing.
(a)    The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transactions and shall occur immediately prior thereto. Not less than five (5) business days prior to the scheduled closing date of the Transactions (the “Closing Date”), the Issuer shall provide written notice to Subscriber (the “Closing Notice”) of such Closing Date. Subscriber shall deliver to the Issuer no later than one (1) business day before the Closing Date (as specified in the Closing Notice or such other date as otherwise agreed to by the Issuer and the Subscriber, the “Purchase Price Payment Date”) the Purchase Price

for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds (i) to the account specified by the Issuer in the Closing Notice, to be held in a third-party escrow account (the “Escrow Account”) designated by the Issuer prior to the Closing Date for the benefit of the Subscriber until the Closing Date or (ii) in the case of a Subscriber that is an “investment company” registered under the Investment Company Act of 1940, as amended, to an account specified by the Issuer otherwise mutually agreed by the Subscriber and the Issuer (“Alternative Settlement Procedures”). For the avoidance of doubt, mutually agreeable Alternative Settlement Procedures shall include, without limitation, the Subscriber delivering to the Issuer on the Closing Date the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice against delivery to the undersigned of the Acquired Shares in book entry form as set forth in the following sentence. On the Closing Date, the Issuer shall deliver to Subscriber (1) the Acquired Shares in book entry form (or, if requested by the Subscriber in writing in advance of the Closing, in certificated form, duly executed on behalf of the Issuer and countersigned by the Issuer’s transfer agent (the “Transfer Agent”)), free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (2) a copy of the records of the Transfer Agent showing Subscriber as the owner of the Acquired Shares on and as of the Closing Date (the “Subscriber’s Deliveries”). Unless otherwise provided pursuant to Alternative Settlement Procedures, upon the transfer of the Subscriber’s Deliveries by the Issuer to the Subscriber (or its nominee in accordance with its delivery instructions), the Issuer shall, or shall cause the escrow agent for the Escrow Account to, on the Closing Date, release the Purchase Price from the Escrow Account to the Issuer. In the event the closing of the Transactions does not occur within two (2) business days of the Closing Date specified in the Closing Notice, unless otherwise agreed by the Issuer and the Subscriber, the Issuer shall, or shall cause the escrow agent for the Escrow Account to, promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries or share certificates shall be deemed cancelled.
(b)    The Closing shall be subject to the satisfaction, or valid waiver by each of the parties hereto, of the conditions that, on the Closing Date:
(i)    solely with respect to Subscriber, the representations and warranties made by the Issuer (other than the representations and warranties set forth in Section 3(b), Section 3(c) and Section 3(h)) in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date, and other than those representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which shall be true and correct in all respects as of the Closing Date), after giving effect to the consummation of the Transactions, and the representations and warranties made by the Issuer set forth in Section 3(b), Section 3(c) and Section 3(h) shall be true and correct in all respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date), in each case without giving effect to the consummation of the Transactions;
(ii)    solely with respect to the Issuer, the representations and warranties made by the Subscriber in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date, and other than those representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct in all respects as of the Closing Date), in each case without giving effect to the consummation of the Transactions;
(iii)    solely with respect to the Issuer, Subscriber shall have delivered the Purchase Price in compliance with the terms of this Subscription Agreement;
(iv)    no governmental authority having applicable jurisdiction shall have enacted, issued, promulgated, enforced or entered any material judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement;

(v)    no suspension of the qualification of the Class A Shares for offering or sale or trading in any applicable jurisdiction, no suspension or removal from listing of the Acquired Shares on The Nasdaq Capital Market (“Nasdaq”) and no initiation or threatening of any proceedings for any of such purposes or delisting, shall have occurred;
(vi)    the Issuer’s stockholders shall have approved the issuance of the Acquired Shares and Other Acquired Shares as and if required by Nasdaq rules;
(vii)    solely with respect to Subscriber, the Issuer shall have filed with Nasdaq a true and complete Notification Form: Listing of Additional Shares covering the Acquired Shares and Other Acquired Shares;
(viii)    all conditions precedent to the closing of the Transactions set forth in the Business Combination Agreement, shall have been satisfied or waived (as determined by the Business Combination Agreement and related documentation)(other than those conditions that may only be satisfied at the closing of the Transactions, but subject to satisfaction or waiver by such party of such conditions as of the closing of the Transactions), and the closing of the Transactions shall be scheduled to occur substantially concurrently with or immediately following the Closing; and
(ix)    solely with respect to the Subscriber, there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially benefits any Other Subscriber thereunder unless the Subscriber has been offered substantially the same benefits.
(c)    In addition to the conditions set forth in Section 2(b), the obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Closing Date:
(i)    the Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Issuer at or prior to the Closing, except where the failure of such performance or compliance would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing;
(ii)    since the date of this Subscription Agreement and as of the Closing Date, there has been no Company Material Adverse Effect (as such term is defined in the Business Combination Agreement)
(iii)    except to the extent consented to in writing by Subscriber, the Business Combination Agreement (as filed with the Commission on or immediately following the date hereof) shall not have been amended, modified, supplemented or waived in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement; and
(d)    Upon the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber and the Issuer shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to reasonably assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper or advisable under applicable legal requirements to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Subscription Agreement.
3.    Issuer Representations and Warranties. The Issuer represents and warrants to the Subscriber that:
(a)    The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.
(b)    The Acquired Shares have been duly authorized by the Issuer and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions except as otherwise stated herein and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s certificate of incorporation and bylaws (each, as amended concurrently with the Closing) or under the laws of the State of Delaware or otherwise.
(c)    This Subscription Agreement, the Business Combination Agreement and the Other Subscription Agreements (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer and, assuming that the Transaction Documents have been duly authorized, executed and delivered by the other parties thereto, are valid and binding obligations of the Issuer, and are enforceable against it in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(d)    The execution, delivery and performance of this Subscription Agreement and the other Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the Transactions and other transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, that, in the case of clause (i) or (iii), would reasonably be expected to have a Material Adverse Effect. For purposes of this Subscription Agreement, a “Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Issuer and its subsidiaries, taken together as a whole (on a consolidated basis), that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Issuer or Target or their respective subsidiaries individually or taken as a whole and including the combined company after giving effect to the Transactions, or materially affects the Issuer’s ability to consummate the (i) transactions contemplated hereby, including the issuance and sale of the Acquired Shares or (ii) the Transactions.
(e)    There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, (ii) the shares to be issued pursuant to any Other Subscription Agreement or (iii) the shares to be issued pursuant to the Transactions, in each case, that have not been or will not be validly waived on or prior to the Closing Date, including such provisions in the Issuer’s Class B common stock, par value $0.0001 per share (the “Class B Shares”), pursuant to the terms of the Issuer’s certificate of incorporation.
(f)    The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, the Issuer is a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)    The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement or the Transactions (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable; (iv) those required by Nasdaq, including with respect to obtaining approval of the Issuer’s stockholders; (v) those that will be obtained on or prior to the Closing, (vi) any filing, the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (vii) as set forth in the Business Combination Agreement; and (viii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act.
(h)    As of the date of this Subscription Agreement and as of immediately prior to the Closing Date, the authorized capital stock of the Issuer consists of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) and (ii) 400,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including (1) 380,000,000 Class A Shares and (2) 20,000,000 Class B Shares. As of the date of this Subscription Agreement, (i) no shares of Preferred Stock are issued and outstanding, (ii) 44,275,000 Class A Shares are issued and outstanding, (iii) 11,068,750 Class B Shares are issued and outstanding and (iv) 14,758,333 redeemable warrants and 7,236,667 private placement warrants are outstanding. All (i) issued and outstanding Class A Shares and Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to and were not issued in violation of any preemptive rights and (ii) outstanding warrants have been duly authorized and validly issued, are fully paid and are not subject to and were not issued in violation of any preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any shares of Common Stock or other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, other than Merger Sub, the Issuer has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than (i) as set forth in the SEC Reports and (ii) as contemplated by the Business Combination Agreement. Except as disclosed in the SEC Reports, as of the date hereof, the Issuer had no outstanding indebtedness and will not have any outstanding long-term indebtedness as of the Closing Date.
(i)    The Issuer is in compliance with all applicable laws and has not received any written communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably likely to be material.
(j)    The issued and outstanding Class A Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on Nasdaq under the symbol “CMLF” (it being understood that the trading symbol will be changed in connection with the Transaction). There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by Nasdaq or the Commission with respect to any intention by such entity to deregister the Class A Shares or prohibit or terminate the listing of the Class A Shares on Nasdaq, excluding, for the purposes of clarity, the customary ongoing review by Nasdaq of the Issuer’s continued listing application in connection with the Transactions. The Issuer has taken no action that is designed to terminate or is reasonably expected to result in the termination of the registration of the Class A Shares under the Exchange Act or the listing of the Class A Shares on Nasdaq and is in compliance in all material respects with the listing requirements of Nasdaq.
(k)    Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement and each of the Other Subscription Agreements of the Other Subscribers under their respective Other Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares or the Other Acquired Shares by the Issuer to Subscriber and to the Other Subscribers, as appropriate, in the manner contemplated by this Subscription Agreement and the Other Subscription Agreements. The Acquired Shares and the Other Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.
(l)    Each report, statement and form (including exhibits and other information incorporated therein) filed by the Issuer with the Commission under Sections 13(a), 14(a) or 15(d) of the Exchange Act or filed pursuant to the Securities Act since its initial registration of the Class A Shares (the “SEC Reports”) when filed complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Reports filed under the Exchange Act (except to the extent that information contained in any SEC Report has been superseded by a later timely filed SEC Report) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Report that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in the case of all other SEC Reports; provided, that, with respect to the proxy statement to be filed by the Issuer with respect to the Transactions included in any SEC Report or filed as an exhibit thereto, the representation and warranty in this sentence is made to the Issuer’s knowledge. The Issuer has timely filed each SEC Report that the Issuer was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the Issuer’s SEC Reports. In addition, the Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of the SEC Reports since its initial registration of the Class A Shares with the Commission. Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), each complied in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Issuer as at the respective dates thereof and for the respective periods indicated therein.
(m)    Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) investigation, action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer or Target or (ii) judgment, decree, injunction, ruling or order of any governmental entity outstanding against the Issuer or Target.
(n)    Except for placement fees payable to the Placement Agent (as defined below), the Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Issuer and such relationships shall not have any liability on the Subscriber. The Issuer is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agent.
(o)    Except as provided in this Subscription Agreement and the Other Subscription Agreements, none of the Issuer, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Acquired Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.
(p)    Neither the Issuer nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Issuer or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.
(q)    The Issuer has not entered into any side letter or similar agreement with any Other Subscriber relating to such Other Subscriber’s purchase of its respective Other Acquired Shares other than the Other Subscription Agreements, the Registration Rights Agreement to the extent that a Subscriber is party thereto, or any side letter or similar agreement unrelated to such Other Acquired Shares or whose terms are not materially more advantageous to such Other Subscriber than the Subscriber hereunder. The Other Subscription Agreements (and any amendments thereto) reflect the same Per Share Price and other material terms with respect to the purchase of the Other Acquired Shares that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds.

(r)    The Issuer is not, and immediately after receipt of payment for the Acquired Shares, and consummation of the Transactions, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(s)    There has been no action taken by the Issuer, or, to the knowledge of the Issuer, any officer, director, equityholder, manager, employee, agent or representative of the Issuer, in each case, acting on behalf of the Issuer, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Issuer has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Issuer has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Issuer has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.
(t)    The Class A Shares are eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Issuer is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Class A Shares. The Transfer Agent is a participant in DTC’s Fast Automated Securities Transfer Program.
(u)    The Issuer acknowledges that there have been no, and in issuing the Acquired Shares the Issuer is not relying on any, representations, warranties, covenants and agreements made to the Issuer by Subscriber, any of its officers, directors or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly stated in this Subscription Agreement.
(v)    Following the Closing, the Acquired Shares will not be subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of Subscriber to pledge, sell, assign or otherwise transfer the Acquired Shares under any organizational document or agreement of, by or with the Issuer, but excluding the restrictions on transfer described in Section 4(f) hereof with respect to the status of the Acquired Shares as “restricted securities” pending their registration for resale under the Securities Act in accordance with the terms of this Subscription Agreement or the Registration Rights Agreement.
4.    Subscriber Representations and Warranties. Subscriber represents and warrants that:
(a)    If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.
(b)    This Subscription Agreement has been duly authorized, executed and delivered by Subscriber and, assuming that this Subscription Agreement has been duly authorized, executed and delivered by the Issuer, this Subscription Agreement is the valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(c)    The execution, delivery and performance by Subscriber of this Subscription Agreement, including the consummation of the transactions contemplated hereby, have been duly authorized and approved by all necessary action. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither the Issuer nor Target nor any of their respective affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Subscription Agreement.

(d)    The execution, delivery and performance by Subscriber of this Subscription Agreement, including the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject; (ii) Subscriber’s organizational documents or under any law, rule, regulation, agreement or other obligation by which Subscriber is bound; and (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties, that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the legal authority or ability of Subscriber to perform in any material respects its obligations hereunder.
(e)    Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is a “qualified institutional buyer” and is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgments, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).
(f)    Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber understands that it is acquiring its entire beneficial ownership interest in the Acquired Shares for Subscriber’s own account for investment purposes only and not with a view to any distribution of the Acquired Shares in any manner that would violate the securities laws of the United States or any other jurisdiction. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof (including those set out in Rule 144(i) which are applicable to the Issuer) have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act or applicable formal or informal Commission interpretation or guidance, such as a so-called “4(a)(1) and a half” sale, and that any certificates or book-entry records representing the Acquired Shares shall contain a legend to such effect, which legend shall be subject to removal as set forth herein and in the Amended and Restated Registration Rights Agreement, dated the date hereof, by and among the Issuer and other parties thereto (the “Registration Rights Agreement”) to the extent that Subscriber is party to the Registration Rights Agreement, in which case, notwithstanding anything else contained herein to the contrary, Section 5 and 8(c) hereof shall not apply and not be effective with respect to such Subscriber. Subscriber understands and agrees that the Acquired Shares will be subject to the foregoing restrictions and, as a result, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares. By making the representations herein, Subscriber does not agree to hold any of the Acquired Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Acquired Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(g)    Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no, and in purchasing the Acquired Shares Subscriber is not relying on any, representations, warranties, covenants and agreements made to Subscriber by the Issuer, any of its officers, directors or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly stated in this Subscription Agreement.
(h)    To the extent applicable to it, Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended, section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.
(i)    In making its decision to purchase the Acquired Shares, Subscriber represents that it has conducted and completed its own independent due diligence and has independently made its own analysis and decision with respect to the Subscription. Subscriber further represents that, except for the representations, warranties, covenants and agreements made by Issuer herein, it is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice Subscriber deems appropriate) with respect to the Subscription, the Acquired Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Subscriber acknowledges and agrees that it has received, reviewed and understood the offering materials made available to it in connection with the Subscription and such other information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Issuer, Target and the Transactions. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information from the Issuer directly as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. However, neither any such inquiries, nor any due diligence investigation conducted by Subscriber or any of Subscriber’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect Subscriber’s right to rely on the Issuer’s representations, warranties, covenants and agreements contained in this Subscription Agreement. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Issuer, Target, the Placement Agent, any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer contained in Section 3 of this Subscription Agreement, in making its investment or decision to invest in the Issuer.
(j)    Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer or by means of contact from Jefferies LLC acting as placement agent for the Issuer (the “Placement Agent”), and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer or by contact between Subscriber and one or more Placement Agent. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means.
(k)    Subscriber acknowledges and agrees that the Placement Agent is acting solely as the placement agent in connection with the Subscription and is not acting as underwriters or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber, the Issuer or any other person or entity in connection with the Subscription.
(l)    Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares, including those set forth in the SEC Reports. Subscriber has such knowledge and experience in financial, business and private equity matters as to be capable of evaluating the merits and risks of an investment, both in general and with regard to transactions and investment strategies involving a security or securities, including Subscriber’s investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

(m)    Subscriber represents and acknowledges that, alone, or together with any professional advisor(s), Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.
(n)    Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.
(o)    Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively, “OFAC Lists”) (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.
(p)    If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets are considered to include "plan assets" of any such plan, account or arrangement described in clauses (i) and (ii) (each, an "ERISA Plan"), or (iv) an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, "Similar Laws," and together with ERISA Plans, "Plans"), then Subscriber represents and warrants that it has not relied on the Issuer or any of its affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties is or shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire and hold or transfer the Acquired Shares; and (B) its purchase of the Shares will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or any applicable Similar Law.
(q)    At the Purchase Price Payment Date, Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2(a).
5.    Registration Rights.
(a)    The Issuer agrees that, as soon as practicable, but in no event later than thirty (30) calendar days after the Closing Date (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “Registration Statement”), and

the Issuer shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 100th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations, provided, further, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber, the intended method of disposition of the Acquired Shares (which shall be limited to non-underwritten public offerings) and such other information as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided, however, under no circumstances shall Subscriber be required to sign any type of lock-up agreement. Any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5. The Issuer will provide a draft of the Registration Statement to the undersigned for review at least two (2) business days in advance of filing the Registration Statement. In no event shall the undersigned be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that, if the Commission requests that the undersigned be identified as a statutory underwriter in the Registration Statement, the undersigned will have an opportunity to withdraw its Acquired Shares from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. In the event the Issuer amends the Registration Statement in accordance with the foregoing, the Issuer will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements to register the resale of those Registrable Securities (as defined below) that were not registered on the initial Registration Statement, as so amended. The Issuer will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all such securities cease to be Registrable Securities (as defined below) or such shorter period upon which each undersigned party with Registrable Securities included in such Registration Statement have notified the Issuer that such Registrable Securities have actually been sold. The Issuer will provide all customary and commercially reasonable cooperation necessary to enable the undersigned to resell Registrable Securities pursuant to the Registration Statement or Rule 144 under the Securities Act (“Rule 144”), as applicable, qualify the Registrable Securities for listing on the primary stock exchange on which its Class A Shares are then listed, update or amend the Registration Statement as necessary to include Registrable Securities and provide customary notice to holders of Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the Acquired Shares and any other equity security of the Issuer issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities at the earliest of: (A) when the undersigned ceases to hold any Registrable Securities; (B) the date all Registrable Securities held by the undersigned may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144, and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144 or (C) when they shall have ceased to be outstanding or three (3) years from the date of effectiveness of the Registration Statement.

(b)    In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:
(i)    except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, for as long as Subscriber continues to hold Registrable Securities;
(ii)    advise Subscriber, as promptly as practicable but in any event, within three (3) business days:
(1)    when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;
(2)    of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;
(3)    of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(4)    subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (and in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.
Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Issuer;
(iii)    use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;
(iv)    upon the occurrence of any event contemplated in Section 5(b)(ii)(4), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(v)    use its commercially reasonable efforts to cause all Acquired Shares to be listed on the primary securities exchange or market, if any, on which the Class A Shares issued by the Issuer have been listed;
(vi)    allow Subscriber to review and consent to disclosure specifically regarding Subscriber in the Registration Statement on reasonable advance notice (which consent shall not be unreasonably withheld); and

(vii)    use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Acquired Shares contemplated hereby and, for so long as Subscriber holds Acquired Shares, to enable Subscriber to sell the Acquired Shares under Rule 144.
(c)    Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay the filing or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Issuer’s board of directors reasonably believes would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors would be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than forty five (45) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.
(d)    Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(d)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.
(e)    Indemnification.
(i)    The Issuer shall, notwithstanding the termination of this Subscription Agreement, indemnify and hold harmless, to the extent permitted by law, Subscriber, its directors, officers, employees, agents, trustees, partners, members, managers, stockholders, investment advisors and sub-advisors, each person who controls Subscriber (within the meaning of the Securities Act or the Exchange Act) and each affiliate of Subscriber (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) that arise out of or are caused by (A) any untrue or alleged untrue statement of material fact contained in any Registration Statement (or incorporated by reference therein), prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or document incorporated by reference therein or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading insofar as the same are caused by or contained in any information furnished in writing to the Issuer by or on behalf of such Subscriber expressly for use therein. The Issuer shall notify Subscriber promptly of the institution, threat or assertion (to the Issuer’s knowledge) of any proceeding arising from or in connection with the Transactions; provided, however, that the indemnification contained in this Section 5(e) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a Prospectus made available by the Issuer in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of this Agreement.
(ii)    In connection with any Registration Statement in which Subscriber is participating, Subscriber shall furnish to the Issuer in writing such information as the Issuer reasonably requests for use in connection with any such Registration Statement or Prospectus. In connection with any Registration Statement in which Subscriber is participating, Subscriber agrees, severally and not jointly with any Other Subscriber or other investor that is a party to the Other Subscription Agreements, to indemnify and hold harmless, to the extent permitted by law, the Issuer, its directors and officers and agents and employees and each person or entity who controls the Issuer (within the meaning of Section 15 of the Securities Act) against any Losses, resulting from or arising out of any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in the case of an omission) in and are based on any information or affidavit so furnished in writing by or on behalf of Subscriber expressly for use therein; provided, however, that in no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber from the sale of Acquired Shares pursuant to such Registration Statement giving rise to such indemnification obligation.
(iii)    Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(iv)    The indemnification provided under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Acquired Shares.
(v)    If the indemnification provided under this Section 5(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 5(e)(i), 5(e)(ii), 5(e)(iii), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(e)(v) from any person who was not guilty of such fraudulent misrepresentation.
6.    Termination. This Subscription Agreement shall terminate and be void and of no further force and effect (except for those provisions expressly contemplated to survive termination of this Subscription Agreement), and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof (except with respect to those provisions expressly contemplated to survive termination of this Subscription Agreement), upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the earlier of the Closing Date or November 9, 2021 (the “Outside Date”), or become incapable of being satisfied on or prior to the earlier of the Closing Date or the Outside Date, and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing, or (d) the Outside Date; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover Losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber in writing (with email being sufficient) of the termination of the Business Combination Agreement. Upon the termination hereof, any monies paid by Subscriber to the Issuer in connection herewith shall promptly (and in any event within one (1) business day) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transactions shall have been consummated.
7.    Additional Agreements and Waivers of Subscriber.
(a)    Trust Account Waiver. Subscriber acknowledges that the Issuer is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Issuer and one or more businesses or assets. Subscriber further acknowledges that, as described in the Issuer’s prospectus relating to its initial public offering dated September 1, 2020 (the “September 1, 2020 Prospectus”), available at sec.gov, substantially all of the Issuer’s assets consist of the cash proceeds of the Issuer’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of its public stockholders and the underwriters of its initial public offering. The cash in the Trust Account may be disbursed only for the purposes set forth in the September 1, 2020 Prospectus. For and in consideration of the Issuer entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future as a result of, or arising out of, this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Acquired Shares, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability; provided however, that nothing in this Section 5 shall be deemed to limit any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Issuer acquired by any means other than pursuant to this Subscription Agreement, including but not limited to any redemption right with respect to any such securities of the Issuer. Subscriber acknowledges and agrees that it shall not have any redemption rights with respect to the Acquired Shares pursuant to the Issuer’s certificate of incorporation in connection with the Transactions or any other business combination, any subsequent liquidation of the Trust Account or the Issuer or otherwise. In the event Subscriber has any claim against the Issuer as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Acquired Shares, it shall pursue such claim solely against the Issuer and its assets outside the Trust Account and not against the Trust Account or any monies or other assets in the Trust Account. This paragraph shall survive any termination of this Subscription Agreement.
(b)    No Hedging. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales (as such term is defined in Regulation SHO under the Exchange Act, 17 CFR 242.200) or engage in other hedging transactions of any kind with respect to the Acquired Shares during the period from the date of this Subscription Agreement through the Closing (or such earlier termination of this Subscription Agreement). Notwithstanding anything to the contrary set forth herein, (i) nothing in this Section 7(b) shall prohibit any entities under common management or that share an investment advisor with the Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in this transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any short sales or engaging in other hedging transactions; and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 7(b) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscription Amount covered by this Subscription Agreement. The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Acquired Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided that such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of the Acquired Shares shall not be required to provide the Issuer with any notice thereof; provided, however, that neither the Issuer nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Acquired Shares are not subject to any contractual lock up or prohibition on pledging, the form of such acknowledgment to be subject to review and comment by the Issuer in all respects.
8.    Issuer’s Covenants.
(a)    Except as contemplated herein, the Issuer, its subsidiaries and their respective affiliates shall not, and shall cause any person acting on behalf of any of the foregoing to not, take any action or steps that would require registration of the issuance of any of the Acquired Shares under the Securities Act.
(b)    With a view to making available to Subscriber the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit Subscriber to sell securities of the Issuer to the public without registration, the Issuer agrees, for so long as Subscriber holds Registrable Securities to:
(i)    make and keep public information available, as those terms are understood and defined in Rule 144;
(ii)    file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
(iii)    furnish to Subscriber so long as it owns Acquired Shares, promptly upon request, (x) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer (public availability on the Commission’s EDGAR system (or successor system) being sufficient) and (z) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

(c)    The Issuer shall use its commercially reasonable efforts to remove the legend described in Section 4(f) and to issue a certificate or a book entry record without such legend to the holder of the Acquired Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Acquired Shares are registered for resale under the Securities Act, upon the sale thereof, if such holder provides customary paperwork in a form reasonably acceptable to the Issuer to the effect that it has sold such securities pursuant to an effective registration statement under the Securities Act and the plan of distribution set forth therein, provided that the Issuer shall use its commercially reasonable efforts to cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection therewith, (ii) in connection with a sale, assignment or other transfer, such holder provides the Issuer with an opinion of counsel and other customary paperwork, in a form reasonably acceptable to the Issuer, to the effect that such sale, assignment or transfer of the Acquired Shares may be made without registration under the applicable requirements of the Securities Act and such holder agrees to sell, assign or otherwise transfer such securities in accordance with such valid exemption from the registration requirements of the Securities Act, or (iii) the Acquired Shares can be sold, assigned or transferred without restriction or current public information requirements pursuant to Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and any requirement for the Issuer to be in compliance with the current public information required under Rule 144(c) or Rule 144(i), as applicable, and in each case, the holder provides the Issuer with customary paperwork including an undertaking to effect that any sales or other transfers will occur in accordance with Rule 144. The Issuer shall be responsible for the fees of the Transfer Agent and all DTC fees associated with such issuance and Subscriber shall be responsible for all other fees and expenses (including, without limitation, any applicable broker fees, fees and disbursements of their legal counsel and any applicable transfer taxes).
9.    Miscellaneous.
(a)    Each party hereto acknowledges that the other party hereto will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the Subscriber contained in this Subscription Agreement.
(b)    Each of the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Placement Agent, in its capacity as such, is entitled to rely upon the representations, warranties, agreements and covenants of the Issuer and the representations and warranties of the Subscriber in this Subscription Agreement.
(c)    This Subscription Agreement may not be transferred or assigned without the prior written consent of each of the other parties hereto. Notwithstanding the foregoing, this Subscription Agreement and any of Subscriber’s rights and obligations hereunder may be assigned to one or more affiliates of the Subscriber or to any fund or account managed by the same investment manager or investment advisor as Subscriber or by an affiliate of such investment manager or investor advisor, without the prior consent of the Issuer, provided that such assignee(s) agrees in writing to be bound by the terms hereof. Upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager or investment advisor as Subscriber or by an affiliate of such investment manager or investment advisor, unless consented to in writing by the Issuer (such consent not to be unreasonably conditioned, delayed or withheld).
(d)    All the representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing. All covenants made by each party hereto in this Subscription Agreement required to be performed after the Closing shall expire upon performance.
(e)    The Issuer may request from Subscriber such additional information as the Issuer may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that, the Issuer agrees to keep any such information provided by Subscriber confidential; provided, further, that upon recipient of such additional information, the Issuer shall be allowed to convey such information to the Placement Agent and such Placement Agent shall have agreed to keep the information confidential (with Subscriber being any express third party beneficiary of such agreement), except as may be required by applicable law, rule, regulation or in connection with any legal proceeding or regulatory request.
(f)    This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto. This Subscription Agreement may not be waived except by an instrument in writing, signed by the party against whom enforcement of such waiver is sought.
(g)    This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.
(h)    Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(i)    If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(j)    This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
(k)    Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated by this Subscription Agreement.
(l)    The Issuer shall be solely responsible for the fees of the Placement Agent, Transfer Agent, the escrow agent, stamp taxes and all of DTC’s fees associated with the issuance of the Acquired Shares.
(m)    Subscriber understands and agrees that (i) no disclosure or offering document has been prepared by the Placement Agent or any of its respective affiliates in connection with the offer and sale of the Acquired Shares; (ii) the Placement Agent and its respective directors, officers, employees, representatives and controlling persons has made no independent investigation with respect to the Issuer, Target, the Transactions or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer; and (iii) in connection with the issue and purchase of the Acquired Shares, the Placement Agent has not acted as the Subscriber’s financial advisor, tax or fiduciary.
(n)    Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or

(iv) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:
if to Subscriber, to such address or addresses set forth on the signature page hereto;
if to the Issuer, to:
c/o CM Life Sciences, Inc.
667 Madison Avenue
New York, NY 10065
Attention: Eli Casdin
Email: eli@casdincapital.com
with a required copy to (which copy shall not constitute notice):
White & Case LLP
1221 Avenue of the Americas
New York NY 10020
Attention: Joel Rubinstein, Matthew Kautz
Email: joel.rubinstein@whitecase.com; matthew.kautz@whitecase.com and a required copy to (which copy shall not constitute notice):
Mount Sinai Genomics, Inc. d/b/a Sema4
333 Ludlow Street
Stamford, Connecticut 06902 Attention: General Counsel
Email: legal@sema4.com
Fenwick & West LLP
902 Broadway
New York, NY 10010
Attention: Ethan Skerry, Robert A. Freedman
Email:     eskerry@fenwick.com; rfreedman@fenwick.com
(o)    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.
(p)    This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.
THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE), OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT

VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9(n) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, PLACEMENT AGENTS OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(p)
(q)    The Issuer shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transactions and any other material, nonpublic information that the Issuer has provided to Subscriber any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Issuer’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Issuer or any of its officers, directors or employees or agents (including the Placement Agent) and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Issuer, the Placement Agent or any of its affiliates. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall not publicly disclose the name of Subscriber or any of its affiliates or its investment adviser, or include the name of Subscriber or any of its affiliates or its investment adviser without the prior written consent of Subscriber (i) in any press release or (ii) in any filing with the Commission or any regulatory agency or trading market, except as required by state or federal securities law, any governmental authority or stock exchange rule, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under hereunder.
(r)    Each party hereto agrees for the express benefit of the Placement Agent, its respective affiliates and its respective representatives that:
(i)    neither the Placement Agent nor any of its affiliates or any of its representatives (1) has any duties or obligations other than those specifically set forth herein or in the engagement letter among the Issuer and such Placement Agent (an “Engagement Letter”); (2) shall be liable for any improper payment made in accordance with the information provided by the Issuer; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Issuer pursuant to this Subscription Agreement or the Business Combination Agreement or any agreement contemplated therein, or in connection with any of the Transactions; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Subscription Agreement, the Business Combination Agreement or any agreement contemplated therein, or (y) for anything which any of them may do or refrain from doing in connection with this Subscription Agreement, the Business Combination Agreement

or any agreement contemplated therein, except for such party’s own gross negligence, willful misconduct or bad faith; and
(ii)    The Placement Agent, its affiliates and its representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Issuer, and (2) be indemnified by the Issuer for acting as Placement Agent hereunder pursuant the indemnification provisions set forth in the Engagement Letter.
(s)    The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under any Other Subscription Agreement or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase the Acquired Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer, the Target or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. The decision of each Other Subscriber to purchase Other Acquired Shares pursuant to an Other Subscription Agreement has been made by such Other Subscriber independently of Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer, the Target or any of their respective subsidiaries which may have been made or given by Subscriber. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Acquired Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.
(t)    In connection with all aspects of this Subscription Agreement, the transactions contemplated hereby and the Transaction, the Issuer acknowledges and agrees that: (i) the purchase and sale of the Acquired Shares constitute an arm’s-length commercial transaction between the Issuer, on the one hand, and Subscriber, on the other hand, and the Issuer is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby, (ii) in connection with the process leading to this Subscription Agreement, the transactions contemplated hereby and the Transactions, Subscriber is and has been acting solely as a principal and not as a financial advisor, agent or fiduciary, for the Issuer or the Issuer’s affiliates, stockholders, directors, officers, employees or creditors or any other person, (iii) neither Subscriber nor any of its affiliates has assumed or will assume an advisory, agency or fiduciary responsibility in the Issuer or the Issuer’s affiliates’ favor with respect to any of this Subscription Agreement, the transactions contemplated hereby, the process leading hereto or the Transactions (irrespective of whether Subscriber or any of its affiliates have advised or are currently advising the Issuer or any of its affiliates on other matters) and neither Subscriber nor any of its affiliates has any obligation to the Issuer or any of the Issuer’s affiliates with respect to the Other Subscription Agreements or the Transactions, (iv) Subscriber and its affiliates may be engaged in a broad range of transactions that involve interests that differ from the Issuer and its affiliates and neither Subscriber nor any of its affiliates shall have any obligation to disclose any of such interests, and (v) neither Subscriber nor any of its affiliates has provided any legal, accounting, regulatory or tax advice with respect to this Subscription Agreement, any of the transactions contemplated hereby or the Transactions, and the Issuer has consulted its own legal, accounting, regulatory and tax advisors to the extent the Issuer deemed appropriate. The Issuer waives and releases, to the fullest extent permitted by law, any claims that it may have against Subscriber and its affiliates with respect to any breach of fiduciary duty or alleged breach of fiduciary duty as a consequence of this Subscription Agreement, the transactions contemplated hereby or the Transactions.
(u)    The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.
(v)    If Subscriber is a Massachusetts Business Trust, a copy of the Agreement and Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.
(w)    The Issuer agrees that from the date of this Subscription Agreement through the Closing, none of the terms offered to, or agreed with, any person or entity with respect to the Other Subscription Agreements is or will be more favorable to such person or entity than those of Subscriber under this Subscription Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

CM Life Sciences, Inc.

By:
Name:
Title:

Date: [●], 2021

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Date: [●], 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different)

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Aggregate Number of Acquired Shares subscribed for:

Aggregate Purchase Price: $_______________
You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Number of Acquired Shares subscribed for and aggregate Purchase Price accepted and agreed to as of this [●] day of [________], 2021, by:

CM Life Sciences, Inc.

By:
Name:
Title:

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

	1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

	2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check each of the following subparagraphs):

1.
☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor”.

	2.	☐ We are not a natural person.
*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:

	☐	is:

	☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.
FINRA Rule 4512(c) states that an “institutional account” shall mean any person who comes within any of the below listed categories. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “institutional account.”
☐ a bank, savings and loan association, insurance company or registered investment company;
☐ an investment adviser registered either with the Commission under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or
☐ any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.
Schedule A-1
Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below that apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”
☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;
☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;
☐ An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;
☐ An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;
☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;
☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Securities Act;
☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;
☐ A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;
☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.
Schedule A-2
☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act;
☐ An entity, of a type not listed in any of the foregoing paragraphs, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;
☐ A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;
☐ A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in the foregoing paragraph and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) in the foregoing paragraph;
☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000.  For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.
Schedule A-3

ANNEX D
[PubCo]
2021 EQUITY INCENTIVE PLAN
(Adopted [_____], 2021)
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    SHARES SUBJECT TO THE PLAN.
2.1.    Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board is [[●] ([●])] Shares plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2017 Stock Incentive Plan (the “Prior Plan”) on the Effective Date (determined after giving effect to the conversion of the Class B Common Stock pursuant to the Mandatory Conversion Notice under the Company Organizational Documents, in each case within the meaning of the Business Combination Agreement), plus (b) shares that are subject to stock options or other awards granted under the Prior Plan, that cease to be subject to such stock options or other awards, by forfeiture or otherwise, after the Effective Date, (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are forfeited after the Effective Date, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price or are otherwise forfeited and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the Exercise Price of an option or withheld to satisfy the tax withholding obligations related to any award.
2.2.    Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the Exercise Price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or issuance in connection with subsequent Awards under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3.    Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4.    Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1 of each of 2022 through 2031, by the lesser of (a) five percent (5%) of the total number of shares of all classes of the Company’s common stock issued and outstanding on the immediately preceding December 31 (rounded down to the nearest whole share), or (b) such lesser number of shares determined by the Board.
2.5.    ISO Limitation. No more than [[●] ([●])] Shares shall be issued pursuant to the exercise of ISOs.

2.6.    Adjustment of Shares. If the number or class of outstanding Shares are changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), spin-off, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities or other laws; provided that fractions of a Share will not be issued. If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award or the Shares subject to such Award covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.
3.    ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Nothing in this Plan creates an entitlement or right of any Employee, Consultant, Director or Non-Employee Director to any Award unless and until such Award is granted as provided in the Plan.
4.    ADMINISTRATION.
4.1.    Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)    select persons to receive Awards;
(d)    determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest (which may be based on performance criteria) and be exercised or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)    determine the number of Shares or other consideration subject to Awards;
(f)    determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;
(h)    grant waivers of Plan or Award conditions;

(i)    determine the vesting, exercisability and payment of Awards;
(j)    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)    determine whether an Award has been earned or has vested;
(l)    determine the terms and conditions of any, and to institute any Exchange Program;
(m)    reduce or modify any criteria with respect to Performance Factors;
(n)    adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;
(o)    adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or qualify Awards for special tax treatment under laws of jurisdictions other than the United States;
(p)    exercise discretion with respect to Performance Awards;
(q)    make all other determinations necessary or advisable for the administration of this Plan; and
(r)    delegate any of the foregoing to a subcommittee or to one or more officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
4.2.    Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3.    Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).
4.4.    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5.    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries and Affiliates operate or have employees or other persons eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals; provided, however, that no action taken under this Section 4.5 shall increase the share limitations contained in Section 2.1 or Section 2.5 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
5.    OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.1.    Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2.    Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3.    Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”), will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4.    Exercise Price. The Exercise Price of each Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares subject to the Option on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the ISO on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5.    Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through an authorized third-party administrator) and (b) full payment for the Shares with respect to which the Option is exercised together with applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for any dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6.    Termination of Service. If a Participant’s Service terminates for any reason other than for Cause or because of the Participant’s death, Disability, or retirement, then the Participant may exercise his or her Options only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates no later than three (3) months after the date the Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options, except as required by applicable law.
(a)    Death. If a Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after the Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date the Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options, except as required by applicable law.
(b)    Disability. If a Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date the Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond (a) three (3) months after the date the Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date the Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(c)    Retirement. If a Participant’s Service terminates because of such Participant’s retirement (consistent with the Company’s policies regarding retirement), then the Participant may exercise his or her Options only to the extent that such Options would have been exercisable by the Participant on the date the Participant’s Service terminates no later than twenty-four (24) months after the date the Participant’s Service terminates (with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options, except as required by applicable law.
(d)    Cause. If a Participant’s Service is terminated for Cause, then the Participant’s Options shall expire on the Participant’s date of termination of Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Service could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, the Award Agreement or other applicable agreement between the Participant and the Company or any Parent or Subsidiary, Cause shall have the meaning set forth in the Plan.
5.7.    Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.8.    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, unless for the purpose of complying with applicable laws and regulations. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 for Options granted on the date the action is taken to reduce the Exercise Price.
5.9.    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
6.    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.1.    Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.2.    Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted and, if permitted by law, no cash consideration will be required in connection with the payment for the Purchase Price where the Committee provides that payment shall be in the form of services rendered. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, the Award Agreement and any procedures established by the Company.
6.3.    Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.4.    Termination of Service. Except as may be set forth in any Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
7.    STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any

Parent, Subsidiary or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1.    Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.2.    Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
8.    STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.1.    Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be exercised and settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value of the Shares subject to the SAR on the date of grant. A SAR may be subject to satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.2.    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3.    Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
8.4.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
9.    RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). No Purchase Price shall apply to an RSU settled in Shares. All RSUs shall be made pursuant to an Award Agreement.
9.1.    Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be vested and settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be subject to satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.2.    Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
9.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
9.4.    Dividend Equivalent Payments.  The Committee may permit Participants holding RSUs to receive dividend equivalent payments on outstanding RSUs if and when dividends are paid to stockholders on Shares.  In the discretion of the Committee, such dividend equivalent payments may be paid in cash or Shares and they may be either paid at the same time as dividend payments are made to stockholders or delayed until Shares are issued pursuant to the RSU grants and may be subject to the same vesting or performance requirements as the RSUs.  If the Committee permits dividend equivalent payments to be made on RSUs, the terms and conditions for such dividend equivalent payments will be set forth in the RSU Agreement.
10.    PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property or any combination thereof. Grants of Performance Awards shall be made pursuant to an Award Agreement that cites Section 10 of the Plan.
10.1.    Types of Performance Awards. Performance Awards shall include Performance Shares, Performance Units and cash-based Awards as set forth in Sections 10.1(a), 10.1(b) and 10.1(c) below.
(a)    Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.

(b)    Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.
(c)    Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan.
The amount to be paid under any Performance Award may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
10.2.    Terms of Performance Awards. Performance Awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant Performance Period. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
10.3.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date the Participant’s Service terminates (unless determined otherwise by the Committee).
11.    PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares acquired pursuant to this Plan may be made in cash or cash equivalents or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)    by cancellation of indebtedness of the Company owed to the Participant;
(b)    by surrender of shares of the Company’s common stock held by the Participant that are clear of all liens, claims, encumbrances or security interests that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which the Award will be exercised or settled;
(c)    by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent, Subsidiary or Affiliate;
(d)    by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)    by any combination of the foregoing; or
(f)    by any other method of payment as is permitted by applicable law.
The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, that such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.
12.    GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan with an aggregate grant date fair value that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a non-employee director. Grant date fair value for purposes of Awards to Non-Employee Directors under the Plan will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of such Options or SARs for reporting purposes and (b) for all other Awards, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.
12.1.    Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.2.    Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price for such Awards granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.3.    Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.3 will be filed with the Company on the form prescribed by the Company.
13.    WITHHOLDING TAXES.
13.1.    Withholding Generally. Prior to any relevant taxable or tax withholding events in connection with the Awards under this Plan, the Company or the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant, may require the Participant to pay or make adequate arrangements satisfactory to the Company with respect to any or all applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”) prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Obligations. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld.
13.2.    Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, may, in its sole discretion and pursuant to such procedures as it may specify from time to time, require or permit a Participant to satisfy withholding obligations for such Tax-Related Obligations, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Obligations to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the Tax-Related Obligations to be withheld, or (d) withholding from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company, provided that, in all instances, the satisfaction of the Tax-Related Obligations will not result in any adverse accounting consequence to the Company, as the Committee may determine in its sole discretion. The Company may withhold or account for these Tax-Related Obligations by considering applicable statutory withholding rates or other applicable withholding rates, including maximum rates for the applicable tax jurisdiction to the extent consistent with applicable laws. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

14.    TRANSFERABILITY.
14.1.    Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 15.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate and such transfer will be for no consideration. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
15.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement shall be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain or receive such Dividend Equivalent Rights with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares. Notwithstanding the foregoing, in no event shall Dividend Equivalent Rights be paid with respect to Options or SARs.
15.2.    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.    CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.    ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all written or electronic certificate(s) representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificate(s). Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.    REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.8 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver written or electronic certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign, national or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.    NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
21.    CORPORATE TRANSACTIONS.
21.1.    Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:
(a)    The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b)    The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the Exercise Price and the number and nature of shares issuable upon exercise of any such Option or SAR, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.

(c)    The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the Exercise Price and the number and nature of shares issuable upon exercise of any such Option or SAR, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).
(d)    The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.
(e)    The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)    The cancellation of outstanding Awards in exchange for no consideration.
The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring entity. In addition, in the event such successor or acquiring entity (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.
21.2.    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not be deducted from the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3    Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.    TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).
24.    AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan shall affect any then-outstanding Award unless expressly provided by the Committee; in any event, no termination or amendment of the Plan or any outstanding Award may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.
25.    NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.    INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
27.    ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards shall, subject to applicable law, be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.    DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1.    “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2.    “Award” means any award under the Plan, including any Option, Performance Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.
28.3.    “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee's delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4.    “Board” means the Board of Directors of the Company.
28.5.    “Business Combination” means the business combination effected pursuant to the Business Combination Agreement.

28.6.    “Business Combination Agreement” means the Agreement and Plan of Merger, by and among CM Life Sciences, Inc., the Company and certain other parties thereto, dated as of February 9, 2021.
28.7.    “Cause” means [Participant’s (a) willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy or code of conduct; (b) commission of, or plea of guilty or no contest to, a felony or other crime involving dishonesty or moral turpitude or commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct or breach of fiduciary duty that has caused or is reasonably expected to result in material injury to the Company; (c) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; (d) misappropriation of a business opportunity of the Company; (e) provision of material aid to a competitor of the Company; or (f) willful breach of any of his or her obligations under any written agreement or covenant with the Company, including with respect to any restrictive covenants. The determination as to whether a Participant’s Service is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement or other applicable agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.7].
28.8.    “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.9.     “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.10.    “Company” means [PubCo] or any successor corporation.
28.11.    “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
28.12.    “Corporate Transaction” means the occurrence of any of the following events:
(a)    any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction;
(b)    the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c)    the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;
(d)    any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the capital stock of the Company) or

(e)    a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.
For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time. Notwithstanding the foregoing, the foregoing definition of “Corporate Transaction” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant provided that such document specifically references this definition.
28.13.    “Director” means a member of the Board.
28.14.    “Disability” means in the case of ISOs, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
28.15.    “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends for each Share represented by an Award held by such Participant.
28.16.    “Effective Date” shall mean the closing date of the Business Combination, subject to approval of the Plan by the Company’s stockholders.
28.17.    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate. For the avoidance of doubt, neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company and the definition of “Employee” herein shall not include Non-Employee Directors.
28.18.    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.19.    “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the Exercise Price of an outstanding Award is increased or reduced.
28.20.    “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.21.    “Fair Market Value” means, as of any date, the value of a share of the Company’s common stock determined as follows:
(a)    if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee may determine;
(b)    if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)    if none of the foregoing is applicable, by the Board or the Committee in good faith.
28.22.    “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.
28.23.    “IRS” means the United States Internal Revenue Service.
28.24.    “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary or Affiliate.
28.25.    “Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12.
28.26.    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.27.    “Participant” means a person who holds an Award under this Plan.
28.28.    “Performance Award” means an award covering cash, Shares or other property granted pursuant to Section 10 or Section 12 of the Plan.
28.29.    “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)    profit before tax;
(b)    billings;
(c)    revenue;
(d)    net revenue;
(e)    earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);
(f)    operating income;
(g)    operating margin;
(h)    operating profit;
(i)    controllable operating profit or net operating profit;
(j)    net profit;
(k)    gross margin;

(l)    operating expenses or operating expenses as a percentage of revenue;
(m)    net income;
(n)    earnings per share;
(o)    total stockholder return;
(p)    market share;
(q)    return on assets or net assets;
(r)    the Company’s stock price;
(s)    growth in stockholder value relative to a pre-determined index;
(t)    return on equity;
(u)    return on invested capital;
(v)    cash flow (including free cash flow or operating cash flows);
(w)    cash conversion cycle;
(x)    economic value added;
(y)    individual confidential business objectives;
(z)    contract awards or backlog;
(aa)    overhead or other expense reduction;
(bb)    credit rating;
(cc)    strategic plan development and implementation;
(dd)    succession plan development and implementation;
(ee)    improvement in workforce diversity;
(ff)    customer indicators and/or satisfaction;
(gg)    new product invention or innovation;
(hh)    attainment of research and development milestones;
(ii)    improvements in productivity;
(jj)    bookings;
(kk)    attainment of objective operating goals and employee metrics;
(ll)    sales;
(mm)    expenses;
(nn)    balance of cash, cash equivalents, and marketable securities;
(oo)    completion of an identified special project;
(pp)    completion of a joint venture or other corporate transaction;

(qq)    employee satisfaction and/or retention;
(rr)    research and development expenses;
(ss)    working capital targets and changes in working capital; and
(tt)    any other metric that is capable of measurement as determined by the Committee.
The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as, but not limited to, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
28.30.    “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
28.31.    “Performance Share” means an Award granted pursuant to Section 10 of the Plan, consisting of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
28.32.    “Performance Unit” means an Award granted pursuant to Section 10 of the Plan, consisting of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
28.33.    “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.34.    “Plan” means this [PubCo] 2021 Equity Incentive Plan.
28.35.    “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.36.    “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
28.37.    “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
28.38.    “SEC” means the United States Securities and Exchange Commission.
28.39.    “Securities Act” means the United States Securities Act of 1933, as amended.
28.40.    “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of any leave of absence approved by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from such leave, he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non-Employee Director shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.
28.41.    “Shares” means shares of the common stock of the Company and the common stock of any successor entity.
28.42.    “Stock Appreciation Right” means an Award granted pursuant to Section 8 of the Plan.
28.43.    “Stock Bonus” means an Award granted pursuant to Section 7 of the Plan.
28.44.    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.45.    “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.46.    “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).
29.    CODE SECTION 409A. This Plan and Awards granted hereunder are intended to comply with Section 409A of the Code and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) to the extent subject thereto, or otherwise be exempt from Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless required by applicable law. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or any Award Agreement granted pursuant hereto during the six-month period immediately following the Participant’s termination of Service (the “Deferred Amounts”) shall instead be paid on the first payroll date after the earlier of (i) the six-month anniversary of the Participant’s “separation from service” (as defined in Section 409A) or (ii) the Participant’s death (such date, the “Section 409A Payment Date”), with any portion of the Deferred Amounts that would otherwise be payable prior to the Section 409A Payment Date aggregated and paid in a lump sum without interest on the Section 409A Payment Date. Notwithstanding the foregoing, none of the Company, the Committee or any of their respective affiliates shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A and, by accepting an Award granted hereunder, the Participant acknowledges and agrees that none of the Company, the Committee or any of their respective affiliates will have any liability to the Participant for any such tax or penalty.

ANNEX E
[PubCo]
2021 EMPLOYEE STOCK PURCHASE PLAN
1.    PURPOSE. [PubCo] adopted the Plan effective as of the Effective Date. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company, to enhance such employees’ sense of participation in the affairs of the Company. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, with regard to offers of options to purchase shares of Common Stock under the Plan to employees working for a Subsidiary or an Affiliate outside the United States, this Plan authorizes the grant of options under a Non-Section 423 Component that is not intended to meet Section 423 requirements, provided, to the extent necessary under Section 423 of the Code, the other terms and conditions of the Plan are met.
Subject to Section 14, a total of [[●] ([●])] shares of Common Stock are reserved for issuance under this Plan. In addition, on each January 1 of each of [2022 through 2031], the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to one percent (1%) of the total number of shares of all classes of Common Stock issued and outstanding on the immediately preceding December 31 (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year. Subject to Section 14, no more than [[●] ([●])] shares of Common Stock may be issued over the term of this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14. Any or all such shares may be granted under the Section 423 Component.
3.    ADMINISTRATION. The Plan will be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all eligible employees and Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to designate the Participating Corporations, to determine whether Participating Corporations shall participate in the Section 423 Component or Non-Section 423 Component and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of the Plan designed to comply with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, and the provisions of the Plan will separately apply to each such separate offering even if the dates of the applicable Offering Periods of each such offering are identical. To the extent permitted by Section 423 of the Code, the terms of each separate offering under the Plan need not be identical, provided that the rights and privileges established with respect to a particular offering are applied in an identical manner to all employees of every Participating Corporation whose employees are granted options under that particular offering. The Committee may establish rules to govern the terms of the Plan and the offering that will apply to Participants who transfer employment between the Company and Participating Corporations or between Participating Corporations, in accordance with requirements under Section 423 of the Code to the extent applicable.
4.    ELIGIBILITY.
(a)    Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan by the Committee (other than where such exclusion is prohibited by applicable law):
(b)    employees who do not meet eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code);
(c)    employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;
(d)    employees who are customarily employed for twenty (20) or less hours per week;
(e)    employees who are customarily employed for five (5) months or less in a calendar year;
(f)    (i) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employees who are “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;
(g)    employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; and
(h)    individuals who provide services to the Company or any of its Participating Corporations who are reclassified as common law employees for any reason except for federal income and employment tax purposes.
The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.
(i)    No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan. Notwithstanding the foregoing, the rules of Section 424(d) of the Code shall apply in determining share ownership and the extent to which shares held under outstanding equity awards are to be treated as owned by the employee.
5.    OFFERING DATES.
(a)    Each Offering Period of this Plan may be of up to twenty-seven (27) months duration and shall commence and end at the times designated by the Committee. Each Offering Period shall consist of one or more Purchase Periods during which Contributions made by Participants are accumulated under this Plan.

6.    PARTICIPATION IN THIS PLAN.
(a)    Any employee who is an eligible employee determined in accordance with Section 4 will be eligible to participate in this Plan, subject to the requirement of Section 6(b) hereof and the other terms and provisions of this Plan.
(b)    A Participant may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (on such date as the Committee may determine) to which such agreement relates.
(c)    Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan. A Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.
7.    GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such Participant’s Contribution account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date; provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.
8.    PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:
(a)    The Fair Market Value on the Offering Date; or
(b)    The Fair Market Value on the Purchase Date.
9.    PAYMENT OF PURCHASE PRICE; CONTRIBUTION CHANGES; SHARE ISSUANCES.
(a)    The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that contributions may be made in another form (including but not limited to with respect to categories of Participants outside the United States that Contributions may be made in another form due to local legal requirements). The Contributions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. “Compensation” shall mean base salary or regular hourly wages; however, the Committee shall have discretion to adopt a definition of Compensation from time to time of all cash compensation reported on the employee's Form W-2 or corresponding local country tax return, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, pay during leaves of absence, and draws against commissions (or in foreign jurisdictions, equivalent cash compensation). For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent deductions) shall be treated as if the Participant did not make such election. Contributions shall commence on the first payday following the beginning of any Offering Period and shall continue to the end of the

Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price.
(b)    A Participant may decrease the rate of Contributions during an Offering Period by filing with the Company or a third party designated by the Company a new authorization for Contributions, with the new rate to become effective no later than the second payroll period commencing after the Company’s receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of Contributions may be made once during an Offering Period or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of Contributions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a new authorization for Contributions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.
(c)    A Participant may reduce his or her Contribution percentage to zero during an Offering Period by filing with the Company or a third party designated by the Company a request for cessation of Contributions. Such reduction shall be effective beginning no later than the second payroll period after the Company’s receipt of the request and no further Contributions will be made for the duration of the Offering Period. Contributions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the Contribution percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.
(d)    All Contributions made for a Participant are credited to his or her book account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such Contributions. No interest accrues on the Contributions, except to the extent required due to local legal requirements. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions, except to the extent necessary to comply with local legal requirements outside the United States.
(e)    On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all Contributions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to the next lower whole share, unless the Committee determines with respect to all Participants that any fractional share shall be credited as a fractional share. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of the Common Stock shall be carried forward without interest into the next Purchase Period; however, the Committee may from time to time provide that such amounts shall be refunded without interest (except to the extent necessary to comply with local legal requirements outside the United States). In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States.
(f)    As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.
(g)    During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h)    To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
10.    LIMITATIONS ON SHARES TO BE PURCHASED.
(a)    Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:
(i)    In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary).
(ii)    In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A)  $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary) in the current calendar year and in the immediately preceding calendar year.
For purposes of this Subsection (a), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her Contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such Contributions, the Company must apply the rate in effect immediately prior to such suspension.
(b)    In no event shall a Participant be permitted to purchase more than 2,500 shares on any one Purchase Date or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective.
(c)    If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.
(d)    Any Contributions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).
11.    WITHDRAWAL.
(a)    Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

(b)    Upon withdrawal from this Plan, the accumulated Contributions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for Contributions in the same manner as set forth in Section 6 above for initial participation in this Plan.
(c)    To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.
12.    TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan (except as required due to local legal requirements outside the United States). In such event, accumulated Contributions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.
13.    RETURN OF CONTRIBUTIONS. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated Contributions credited to such Participant’s account. No interest shall accrue on the Contributions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).
14.    CAPITAL CHANGES. If the number or class of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Section 2 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.
15.    NONASSIGNABILITY. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.
16.    USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant Contributions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total Contributions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.
17.    NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.
18.    NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.
19.    EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under the Section 423 Component of this Plan shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.
20.    NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.    TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than six (6) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their Contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date.
22.    DESIGNATION OF BENEFICIARY.
(a)    If authorized by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.
(b)    If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. If no such beneficiary has been designated (to the knowledge of the Company), then, in the event of the death of a Participant the Company, in its discretion, may deliver such cash to the Participant’s estate or legal heirs, or if no such estate or legal heirs are known to the Company, then to the Participant’s spouse or, if no estate, legal heir, or spouse is known to the Company, then to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.    CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.
24.    APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of [Delaware].
25.    AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. Unless otherwise required by applicable law, if the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.
26.    CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction.
27.    CODE SECTION 409A; TAX QUALIFICATION.
(a)    Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
(b)    Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
28.    DEFINITIONS.
(a)    “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
(b)    “Board” shall mean the Board of Directors of the Company.
(c)    “Business Combination” means the business combination effected pursuant to the Business Combination Agreement.
(d)    “Business Combination Agreement” means the means the Agreement and Plan of Merger, by and among CM Life Sciences, Inc., Mount Sinai Genomics, Inc., and certain other parties thereto, dated as of February 9, 2021.
(e)    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
(f)    “Committee” shall mean the Compensation Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board.
(g)    “Common Stock” shall mean the common stock of the Company.
(h)    “Company” shall mean [PubCo].
(i)    “Contributions” means payroll deductions taken from a Participant's Compensation and used to purchase shares of Common Stock under the Plan and, to the extent payroll deductions are not permitted by applicable laws (as determined by the Committee in its sole discretion) contributions by other means, provided, however, that allowing such other contributions does not jeopardize the qualification of the Plan as an “employee stock purchase plan” under Section 423 of the Plan.
(j)    “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
(k)    “Effective Date” shall mean the closing date of the Business Combination.
(l)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(m)    “Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows:
i.    if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
ii.    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
iii    if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or
iv.    if none of the foregoing is applicable, by the Board or the Committee in good faith.
(n)    “Non-Section 423 Component” means the part of the Plan which is not intended to meet the requirements set forth in Section 423 of the Code.
(o)    “Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.
(p)    “Offering Date” shall mean the first business day of each Offering Period.
(q)    “Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).
(r)    “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.
(s)    “Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in this Plan pursuant to Section 6(b).
(t)    “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan. For purposes of the Section 423 Component, only the Parent and Subsidiaries may be Participating Corporations, provided, however, that at any given time a Parent or Subsidiary that is a Participating Corporation under the Section 423 Component shall not be a Participating Corporation under the Non-Section 423 Component. The Committee may provide that any Participating Corporation shall only be eligible to participate in the Non-Section 423 Component.

(u)    “Plan” shall mean this [PubCo] 2021 Employee Stock Purchase Plan, as may be amended from time to time.
(v)    “Purchase Date” shall mean the last business day of each Purchase Period.
(w)    “Purchase Period” shall mean a period during which Contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).
(x)    “Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.
(y)    “Section 423 Component” means the part of the Plan, which excludes the Non-Section 423 Component, pursuant to which options to purchase shares of Common Stock under the Plan that satisfy the requirements for “employee stock purchase plans” set forth in Section 423 of the Code may be granted to eligible employees.
(z)    “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.